UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4603

Thrivent Series Fund, Inc.

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak, Secretary and Chief Legal Officer

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1.	Report to Stockholders

THRIVENT FINANCIAL®

THRIVENT SERIES FUND, INC.

Annual Report
December 31, 2015

More than 250,000 members have given up paper.

Add yours to the stack!

Go paperless and start accessing reports and other documents online. Get started at Thrivent.com/gopaperless.

Dear Member:

It has been a productive year for your Thrivent Series Fund, Inc., Portfolios.

Before reviewing some of the accomplishments, I’d like to thank all of you who voted in our Director elections. Our shareholder meeting was held August 14 at our offices in Minneapolis, and a few of you attended in person. It was a delight to speak face-to-face and hear your thoughts about your Portfolios and Thrivent Financial.

I know it can be an imposition to receive a proxy statement in the mail asking you to vote your shares. I also understand that most of you would prefer not to be called at home by someone asking you to vote. We appreciate it when you take the time to participate in the governance of your Thrivent Series Fund Portfolios. When you vote promptly, you reduce the need for us to do additional soliciting of voters to achieve a legally required quorum, which helps hold down costs.

Beyond all that, your participation in these votes is critical to the management of the Portfolios. Unlike many other companies, mutual funds aren’t required to elect directors or trustees annually. (Some mutual funds, like Thrivent Series Fund, Inc., are corporations and have directors. Some are trusts and have trustees. There’s no practical difference from a shareholder’s perspective.) But mutual funds are legally required to have a majority of their directors elected by shareholders. Although your board can appoint some new directors as needed—to replace a director who is retiring, for example—every so often it must call a shareholder meeting to elect directors, simply to comply with the law.

Because mailing proxy materials and holding shareholder meetings creates costs for your Portfolios, and because we’d rather not impose on you more frequently than necessary, we always try to combine director elections with other items that require a shareholder vote. At our shareholder meeting in August, shareholders approved changes to the investment advisory fee structure for our flagship Asset Allocation Portfolios. We’ve heard from you, our shareholders, that you prefer simple, transparent fees, and that’s what these changes are intended to accomplish. They also are expected to result in lower net annual operating expenses for the Asset Allocation Portfolios, which would benefit all of their shareholders.

In my last president’s letter, I wrote about the 10-year anniversary of the Asset Allocation Portfolios, which were launched on April 30, 2005. We continue to be proud of these Portfolios, which we believe offer a simple, all-in-one investment solution for many investors, one that is aligned with each investor’s tolerance for risk.

The performance of the Asset Allocation Portfolios has been competitive. Lipper, a Thomson Reuters company, is a well-known firm that tracks and compares mutual fund performance. Each of our four Asset Allocation Portfolios ranked above its Lipper peer group average for the one- and three-year periods ended December 31, 2015. Overall, 85% of our Portfolios ranked above their respective Lipper peer group averages for the one-year period, and 72% ranked above their respective Lipper peer group averages for the three-year period.

There will be periods, of course, in which our Portfolios, including the Asset Allocation Portfolios, underperform relative to their peers. You can be certain, however, that we will always take a long-term view of performance and seek to provide consistently competitive returns over time. I look forward to updating you on our progress.

Many thanks to each of you for your confidence in Thrivent. Best wishes to you and yours during this season of Lent.

Sincerely,

David S. Royal

President

Thrivent Series Fund, Inc.

Performance as of December 31, 2015 (Annualized Total Returns)	1-Year	3-Year	5-Year	10-Year	Expense Ratio
					NET		GROSS
Thrivent Aggressive Allocation Portfolio	-4.74%	6.44%	6.04%	4.52%	0.82	%*	1.17%
Thrivent Moderately Aggressive Allocation Portfolio	-4.46%	5.46%	5.63%	4.58%	0.72	%*	1.01%
Thrivent Moderate Allocation Portfolio	-3.58%	4.58%	5.10%	4.58%	0.64	%*	0.87%
Thrivent Moderately Conservative Allocation Portfolio	-2.53%	3.49%	4.11%	4.26%	0.61	%*	0.80%

Lipper Rankings as of December 31, 2015	1-Year	3-Year	5-Year	10-Year
Thrivent Aggressive Allocation Portfolio Lipper (Mixed- Asset Target Alloc. Agg. Gro. Funds)	11 (6 of 57)	14 (7 of 50)	46 (20 of 43)	17 (4 of 23)
Thrivent Moderately Aggressive Allocation Portfolio Lipper (Mixed-Asset Target Alloc. Growth Funds)	44 (98 of 223)	40 (77 of 196)	55 (94 of 170)	71 (61 of 86)
Thrivent Moderate Allocation Portfolio Lipper (Mixed-Asset Target Alloc. Moderate Funds)	38 (87 of 229)	38 (73 of 192)	47 (73 of 156)	61 (53 of 87)
Thrivent Moderately Conservative Allocation Portfolio Lipper (Mixed-Asset Target Alloc. Consv. Funds)	42 (55 of 130)	24 (28 of 120)	41 (43 of 105)	50 (25 of 49)

*	The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive certain investment advisory fees associated with the Portfolio. Refer to the expense table in the Portfolio’s prospectus.

All rankings are based on total return and do not reflect sales charges. The lower the Lipper percentile ranking, the better the fund performance against its peers. Source for ranking is Lipper Inc. After analyzing each fund’s holdings and prospectus objectives, Lipper assigns the fund to a category or peer group called a Lipper classification. Once total return data has been calculated, Lipper ranks the relative performance of all funds in a particular classification against their respective peer group constituents, and then calculates percentile rankings based on those numerical rankings.

Performance data cited represents past performance and should not be viewed as an indication of future results. Investment return and principal value of the investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.

Risks: The Asset Allocation Portfolios invest in other Thrivent Series Fund Portfolios and in directly held equity and debt instruments. Each Portfolio is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of each Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. Each Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high-yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave each Portfolio in a worse position than if it had not used these instruments.

Investing in a variable Portfolio involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, fees and expenses of the Portfolios, which investors should read and consider carefully before investing. Prospectuses are available from a Thrivent Financial representative or at Thrivent.com.

Dear Member:

Financial markets delivered mixed results in 2015, pressured by slowing economic growth in China and plunging oil prices. The investment outlook is generally positive, although many of the issues that weighed on markets in 2015 could temper returns again in 2016.

Economic Review

The U.S. economy continued its slow but persistent recovery in 2015, expanding at a 2.2% average annual pace through the first three quarters of the year. Gains from strong consumer spending and a vibrant housing market were offset in part by sluggish business spending and exports. The job market improved. Employers created more than 2.6 million nonfarm jobs, and the unemployment rate fell to 5.0% from 5.7%.

Inflation and interest rates remained low, although the Federal Reserve, after holding short-term interest rates near 0% for seven years to help the economy, raised them by a quarter of a percentage point in December.

China grew 7% year-over-year in the first two quarters of the year, then 6.9% in the third. That far exceeded growth rates in the developed world—the euro area grew 0.3% in the third quarter, while Japan contracted 0.8%—but it was still the slowest rate of growth for China since the 2008 financial crisis. Investors worried this slowdown could derail other economies; they also blamed it for reducing demand for oil and other commodities that China had been consuming at a prodigious rate when it was growing faster. Crude oil prices fell to about $37 a barrel by year-end from above $100 in 2014.

Market Review

Judging strictly by market averages, U.S. stocks had an unremarkable year. The S&P 500 Index fell 14.97 points, or 0.7%, its first price decline since 2011, but still posted a positive total return of 1.38% after factoring in reinvested dividends. However, these numbers don’t reflect how volatile the stock market became as the year wore on, highlighted by an 11% plunge in the S&P 500 in August after China devalued its currency. Energy stocks were among the Index’s worst performers, down nearly 24% in price, while consumer discretionary stocks rose 8.4%.

Japan’s Nikkei Stock Average rose 10.63% on a price basis, as Japan’s central bank bought financial assets to prop up the economy. In Europe, the Euro Stoxx 50 Index of blue chip stocks posted a total return of -4.47%, although that loss, reflecting returns to dollar-based investors, was largely due to declines in the value of the euro against the dollar. In euro terms, the Index actually earned 6.42%. The MSCI Emerging Markets Index lost -14.92%.

Like stocks, bonds delivered mixed results, with lower-risk and intermediate-term assets generally performing best. The Barclays U.S. Aggregate Bond Index, dominated by U.S. Treasury bonds and other government-backed securities, earned 0.55%, and the Barclays Municipal Bond Index earned 3.3%. The Barclays U.S. Corporate High Yield Bond Index, home to many below-investment-grade energy bonds, lost 4.47%.

Our Outlook

The U.S. economy looks poised to continue growing in the 2% range in 2016. We anticipate growth of about 1% for Japan, 2% for the euro area, 3% for the U.K., and 6% for China.

The Fed likely will continue to nudge short-term interest rates higher, albeit at a modest pace with minimal disruptions to financial markets. Inflation could edge slightly higher if, as expected, oil prices begin to stabilize.

Overall, we anticipate modestly positive returns from financial assets, absent any material worsening in China’s economy or further weakness in oil prices. European stocks have an opportunity to outperform U.S. shares. Both were expensive heading into 2016, but corporate profit margins had more room to grow in Europe. Emerging-market stocks are cheaper than stocks in developed economies, but look riskier pending improvements in commodities prices.

Select sectors of the bond market appear promising—despite the prospect of higher short-term interest rates—including investment-grade corporate bonds and municipal bonds. High-yield bonds will likely remain depressed until the oil market shows signs of stabilizing.

If you are concerned about the investment outlook, we encourage you to contact your Thrivent Financial representative. He or she can help keep your portfolio aligned with your goals and tolerance for risk. Meanwhile, thank you for the trust you have placed in our entire team of professionals at Thrivent Financial.

Sincerely,

Russell W. Swansen

Chief Investment Officer

Thrivent Series Fund, Inc.

(This page intentionally left blank)

THRIVENT AGGRESSIVE ALLOCATION PORTFOLIO

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Aggressive Allocation Portfolio seeks long-term capital growth.

The Portfolio invests in other Thrivent Portfolios and in directly-held equity and debt instruments. The Portfolio is subject to its own operating expenses and risks, as well as the operating expenses and risks of the other portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Aggressive Allocation Portfolio earned a return of -0.45%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Aggressive Growth category, of -1.56%. The Portfolio’s market benchmarks, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index ex-USA—USD Net Returns, earned returns of 1.38%, 0.55% and -5.66%, respectively.

What factors affected the Portfolio’s performance?

Many factors contributed to the Portfolio’s favorable relative performance in the reporting period. First, the equity subcomponents of the Portfolio generally performed quite well versus their respective benchmarks. Specifically, both the large-cap value and large-cap growth allocations saw performance results that were better than both their public benchmarks and their respective Lipper peer categories. Likewise, the Portfolio’s large-cap global portfolio performed well versus its benchmark and peer universe, as did its mid-cap segment and its small-cap allocations to value, core and growth. In all cases, the driver of returns was strong stock selection within each portfolio’s universe relative to its peers and index. In addition, the Portfolio had an overweighting to large-cap domestic stocks relative to our long-term strategic allocations and an underweighting to mid- and small-cap stocks. Large-cap stocks as a segment posted higher returns than mid and small caps, adding to results versus the benchmark allocations. The Portfolio’s international allocation performed well versus the public benchmark, but modestly below its peer universe. Within the international segment, we had a targeted allocation to the Euro Stoxx 50 Index, but with a hedge against the declining euro, which aided equity returns.

The fixed-income portfolio also performed well versus its benchmark. The Portfolio experienced positive contributions from our allocations to securitized bank loans, often referred to as leveraged loans, and agency mortgage-backed securities. We also saw very strong results from our security selection in corporate bonds, both investment grade and high yield. The fixed-income portfolio had a modest underweighting in high-yield corporate bonds, which was also a positive contributor for the period, while an underweighted position in Treasury securities was a modest negative. On the other hand, an overweighting in investment-grade corporates detracted from results because yields on corporate bonds rose relative to Treasuries during the period, often referred to as spread widening. However, that negative impact was more than offset by the strong security selection referred to earlier.

Finally, the Portfolio was modestly underweighted in its long-term equity allocation, which detracted versus our benchmark portfolio. The Portfolio’s equity exposure for the period averaged around 92% of assets, with the balance of 8% of assets allocated to fixed income.

What is your outlook?

We believe many financial assets are fully priced, reflecting the aggressive steps taken by central banks in the past (the U.S. Federal Reserve) and currently (the European Central Bank and the Bank of Japan) to artificially lower interest rates. The hope was that these efforts would further stimulate the respective economic recoveries and diminish the risk of deflation and, in fact, stimulate inflation rates to a level of 2%. However, it is difficult to accurately measure the degree to which these actions are distorting prices in sovereign debt markets in the U.S. and Europe. In the case of Japan, both the equity and debt markets are being impacted because the country’s program of quantitative easing involves buying debt and equity securities. The central banks’ distortions of the so-called risk-free rate, which is the interest rate of the safest investment (i.e., short-term, government-backed debt), will likely cascade into other financial assets. At some point, those programs will stop, either because they have achieved their respective objectives or, more likely, because they prove to be incrementally ineffective. As those markets normalize, we do not know how other markets will react. As such, there is an element of unusual risk that we must factor into our analysis.

We believe opportunities exist for growth to stabilize, and under certain circumstances, even accelerate. The fall in energy prices should be positive for the global economy in the intermediate and long term, we feel, because there are many more beneficiaries of low oil prices than economies that are hurt. The Portfolio is positioned with a modest underweighting to risk versus its long-term targets, reflecting the above-mentioned concerns.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
-0.45%	7.66%	5.65%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees or expenses.
**	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Moderately Aggressive Allocation Portfolio seeks long-term capital growth.

The Portfolio invests in other Thrivent Portfolios and in directly-held equity and debt instruments. The Portfolio is subject to its own operating expenses and risks, as well as the operating expenses and risks of the other portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Moderately Aggressive Allocation Portfolio earned a return of -0.75%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of -0.97%. The Portfolio’s market benchmarks, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index ex-USA—USD Net Returns, earned returns of 1.38%, 0.55% and -5.66%, respectively.

What factors affected the Portfolio’s performance?

Many factors contributed to the Portfolio’s favorable relative performance in the reporting period. First, the equity subcomponents of the Portfolio generally performed quite well versus their respective benchmarks. Specifically, both the large-cap value and large-cap growth allocations saw performance results that were better than both their public benchmarks and their respective Lipper peer categories. Likewise, the Portfolio’s large-cap global portfolio performed well versus its benchmark and peer universe, as did its mid-cap segment and its small-cap allocations to value, core and growth. In all cases, the driver of returns was strong stock selection within each portfolio’s universe relative to its peers and index. In addition, the Portfolio had an overweighting to large-cap domestic stocks relative to our long-term strategic allocations and an underweighting to mid- and small-cap stocks. Large-cap stocks as a segment posted higher returns than mid and small caps, adding to results versus the benchmark allocations. The Portfolio’s international allocation performed well versus the public benchmark, but modestly below its peer universe. Within the international segment, we had a targeted allocation to the Euro Stoxx 50 Index, but with a hedge against the declining euro, which aided equity returns.

The fixed-income portfolio also performed well versus its benchmark. The Portfolio experienced positive contributions from our allocations to securitized bank loans, often referred to as leveraged loans, and agency mortgage-backed securities. We also saw very strong results from our security selection in corporate bonds, both investment grade and high yield. The fixed-income portfolio had a modest underweighting in high-yield corporate bonds, which was also a positive contributor for the period, while an underweighted position in Treasury securities was a modest negative. On the other hand, an overweighting in investment-grade corporates detracted from results because yields on corporate bonds rose relative to Treasuries during the period, often referred to as spread widening. However, that negative impact was more than offset by the strong security selection referred to earlier.

Finally, the Portfolio was modestly underweighted in its long-term equity allocation, which detracted versus our benchmark portfolio. The Portfolio’s equity exposure for the period averaged around 75% of assets, with the balance of 25% of assets allocated to fixed income.

What is your outlook?

We believe many financial assets are fully priced, reflecting the aggressive steps taken by central banks in the past (the U.S. Federal Reserve) and currently (the European Central Bank and the Bank of Japan) to artificially lower interest rates. The hope was that these efforts would further stimulate the respective economic recoveries and diminish the risk of deflation and, in fact, stimulate inflation rates to a level of 2%. However, it is difficult to accurately measure the degree to which these actions are distorting prices in sovereign debt markets in the U.S. and Europe. In the case of Japan, both the equity and debt markets are being impacted because the country’s program of quantitative easing involves buying debt and equity securities. The central banks’ distortions of the so-called risk-free rate, which is the interest rate of the safest investment (i.e., short-term, government-backed debt), will likely cascade into other financial assets. At some point, those programs will stop, either because they have achieved their respective objectives or, more likely, because they prove to be incrementally ineffective. As those markets normalize, we do not know how other markets will react. As such, there is an element of unusual risk that we must factor into our analysis.

We believe opportunities exist for growth to stabilize, and under certain circumstances, even accelerate. The fall in energy prices should be positive for the global economy in the intermediate and long term, we feel, because there are many more beneficiaries of low oil prices than economies that are hurt. The Portfolio is positioned with a modest underweighting to risk versus its long-term targets, reflecting the above-mentioned concerns.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
-0.75%	6.96%	5.47%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees or expenses.
**	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MODERATE ALLOCATION PORTFOLIO

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Moderate Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio invests in other Thrivent Portfolios and in directly-held equity and debt instruments. The Portfolio is subject to its own operating expenses and risks, as well as the operating expenses and risks of the other portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Moderate Allocation Portfolio earned a return of -0.56%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of -0.92%. The Portfolio’s market benchmarks, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index ex-USA—USD Net Returns, earned returns of 1.38%, 0.55% and -5.66%, respectively.

What factors affected the Portfolio’s performance?

Many factors contributed to the Portfolio’s favorable relative performance in the reporting period. First, the equity subcomponents of the Portfolio generally performed quite well versus their respective benchmarks. Specifically, both the large-cap value and large-cap growth allocations saw performance results that were better than both their public benchmarks and their respective Lipper peer categories. Likewise, the Portfolio’s large-cap global portfolio performed well versus its benchmark and peer universe, as did its mid-cap segment and its small-cap allocations to value, core and growth. In all cases, the driver of returns was strong stock selection within each portfolio’s universe relative to its peers and index. In addition, the Portfolio had an overweighting to large-cap domestic stocks relative to our long-term strategic allocations and an underweighting to mid- and small-cap stocks. Large-cap stocks as a segment posted higher returns than mid and small caps, adding to results versus the benchmark allocations. The Portfolio’s international allocation performed well versus the public benchmark, but modestly below its peer universe. Within the international segment, we had a targeted allocation to the Euro Stoxx 50 Index, but with a hedge against the declining euro, which aided equity returns.

The fixed-income portfolio also performed well versus its benchmark. The Portfolio experienced positive contributions from our allocations to securitized bank loans, often referred to as leveraged loans, and agency mortgage-backed securities. We also saw very strong results from our security selection in corporate bonds, both investment grade and high yield. The fixed-income portfolio had a modest underweighting in high-yield corporate bonds, which was also a positive contributor for the period, while an underweighted position in Treasury securities was a modest negative. On the other hand, an overweighting in investment-grade corporates detracted from results because yields on corporate bonds rose relative to Treasuries during the period, often referred to as spread widening. However, that negative impact was more than offset by the strong security selection referred to earlier.

Finally, the Portfolio was modestly underweighted in its long-term equity allocation, which detracted versus our benchmark portfolio. The Portfolio’s equity exposure for the period averaged around 55% of assets, with the balance of 45% of assets allocated to fixed income.

What is your outlook?

We believe many financial assets are fully priced, reflecting the aggressive steps taken by central banks in the past (the U.S. Federal Reserve) and currently (the European Central Bank and the Bank of Japan) to artificially lower interest rates. The hope was that these efforts would further stimulate the respective economic recoveries and diminish the risk of deflation and, in fact, stimulate inflation rates to a level of 2%. However, it is difficult to accurately measure the degree to which these actions are distorting prices in sovereign debt markets in the U.S. and Europe. In the case of Japan, both the equity and debt markets are being impacted because the country’s program of quantitative easing involves buying debt and equity securities. The central banks’ distortions of the so-called risk-free rate, which is the interest rate of the safest investment (i.e., short-term, government-backed debt), will likely cascade into other financial assets. At some point, those programs will stop, either because they have achieved their respective objectives or, more likely, because they prove to be incrementally ineffective. As those markets normalize, we do not know how other markets will react. As such, there is an element of unusual risk that we must factor into our analysis.

We believe opportunities exist for growth to stabilize, and under certain circumstances, even accelerate. The fall in energy prices should be positive for the global economy in the intermediate and long term, we feel, because there are many more beneficiaries of low oil prices than economies that are hurt. The Portfolio is positioned with a modest underweighting to risk versus its long-term targets, reflecting the above-mentioned concerns.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
-0.56%	6.03%	5.22%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees or expenses.
**	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Moderately Conservative Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal. The Portfolio invests in other Thrivent Portfolios and in directly-held equity and debt instruments. The Portfolio is subject to its own operating expenses and risks, as well as the operating expenses and risks of the other portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Moderately Conservative Allocation Portfolio earned a return of -0.46%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of -0.65%. The Portfolio’s market benchmarks, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index ex-USA—USD Net Returns, earned returns of 1.38%, 0.55% and -5.66%, respectively.

What factors affected the Portfolio’s performance?

Many factors contributed to the Portfolio’s favorable relative performance in the reporting period. First, the equity subcomponents of the Portfolio generally performed quite well versus their respective benchmarks. Specifically, both the large-cap value and large-cap growth allocations saw performance results that were better than both their public benchmarks and their respective Lipper peer categories. Likewise, the Portfolio’s large-cap global portfolio performed well versus its benchmark and peer universe, as did its mid-cap segment and its small-cap allocations to value, core and growth. In all cases, the driver of returns was strong stock selection within each portfolio’s universe relative to its peers and index. In addition, the Portfolio had an overweighting to large-cap domestic stocks relative to our long-term strategic allocations and an underweighting to mid- and small-cap stocks. Large-cap stocks as a segment posted higher returns than mid and small caps, adding to results versus the benchmark allocations. The Portfolio’s international allocation performed well versus the public benchmark, but modestly below its peer universe. Within the international segment, we had a targeted allocation to the Euro Stoxx 50 Index, but with a hedge against the declining euro, which aided equity returns.

The fixed-income portfolio also performed well versus its benchmark. The Portfolio experienced positive contributions from our allocations to securitized bank loans, often referred to as leveraged loans, and agency mortgage-backed securities. We also saw very strong results from our security selection in corporate bonds, both investment grade and high yield. The fixed-income portfolio had a modest underweighting in high-yield corporate bonds, which was also a positive contributor for the period, while an underweighted position in Treasury securities was a modest negative. On the other hand, an overweighting in investment-grade corporates detracted from results because yields on corporate bonds rose relative to Treasuries during the period, often referred to as spread widening. However, that negative impact was more than offset by the strong security selection referred to earlier.

Finally, the Portfolio was modestly underweighted in its long-term equity allocation, which detracted versus our benchmark portfolio. The Portfolio’s equity exposure for the period averaged around 35% of assets, with the balance of 65% of assets allocated to fixed income.

What is your outlook?

We believe many financial assets are fully priced, reflecting the aggressive steps taken by central banks in the past (the U.S. Federal Reserve) and currently (the European Central Bank and the Bank of Japan) to artificially lower interest rates. The hope was that these efforts would further stimulate the respective economic recoveries and diminish the risk of deflation and, in fact, stimulate inflation rates to a level of 2%. However, it is difficult to accurately measure the degree to which these actions are distorting prices in sovereign debt markets in the U.S. and Europe. In the case of Japan, both the equity and debt markets are being impacted because the country’s program of quantitative easing involves buying debt and equity securities. The central banks’ distortions of the so-called risk-free rate, which is the interest rate of the safest investment (i.e., short-term, government-backed debt), will likely cascade into other financial assets. At some point, those programs will stop, either because they have achieved their respective objectives or, more likely, because they prove to be incrementally ineffective. As those markets normalize, we do not know how other markets will react. As such, there is an element of unusual risk that we must factor into our analysis.

We believe opportunities exist for growth to stabilize, and under certain circumstances, even accelerate. The fall in energy prices should be positive for the global economy in the intermediate and long term, we feel, because there are many more beneficiaries of low oil prices than economies that are hurt. The Portfolio is positioned with a modest underweighting to risk versus its long-term targets, reflecting the above-mentioned concerns.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
-0.46%	4.65%	4.64%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees or expenses.
**	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT GROWTH AND INCOME PLUS PORTFOLIO

Stephen D. Lowe, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA, Portfolio Co-Managers

Thrivent Growth and Income Plus Portfolio seeks long-term capital growth and income.

The Portfolio invests in debt securities and equity securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Growth and Income Plus Portfolio earned a return of -0.81%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of -0.97%. The Portfolio’s market benchmarks, the MSCI World Index-USD Net Returns, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, earned returns of -0.87%, -0.82% and 1.51%, respectively.

What factors affected the Portfolio’s performance?

The investing climate became increasingly risk-averse as the year wore on amid concerns about slowing economic growth in China, a steep slide in oil prices, and the prospect of higher short-term interest rates in the U.S. The Portfolio, which allocates about 70% of its assets to equities and 30% to fixed-income securities, generated modestly positive returns before expenses from both groups.

The equity portion of the Portfolio was invested in three sectors: international equities, domestic equities and real estate investment trusts (REITs). In all three, the Portfolio outperformed industry benchmarks. International holdings benefited from a focus on low-volatility stocks issued by companies with consistent earnings, solid free cash flow, and low debt. Domestic stock holdings benefited from strong security selection, with technology and health care stocks posting the largest absolute and relative returns. REITs also benefited from strong security selection, with data centers, multi-family apartments and self-storage REITs among the sector’s best performers.

Fixed-income markets were driven primarily by two factors in 2015: expectations that the Fed would raise short-term interest rates, which it did by a quarter of a percentage point in December; and the slump in oil prices. The Fed’s move pressured returns at the short end of the yield curve, while the slide in oil prices, which was linked to concerns about China’s economic stamina, pressured returns for below-investment-grade credits, particularly among energy issues in the high-yield sector.

By contrast, the Portfolio’s high-yield holdings generated modestly positive returns (before Portfolio expenses), largely by virtue of being concentrated in the sector’s higher-rated bonds. Elsewhere, the Portfolio’s securitized assets outperformed their benchmark due both to favorable security selection and a material allocation to nonagency mortgage-backed securities, which substantially outperformed the agency mortgage-backed securities that dominate the sector’s benchmark.

The Portfolio underperformed its benchmarks for investment-grade corporate bonds, leveraged loans and emerging-market bonds. Performance in the loan sector lagged due to an overweighted position in poor-performing energy, mining and metals issues. Returns on investment-grade corporate bonds lagged due to being underweighted in the banking industry, which did relatively well, and overweighted in BBB-rated securities, which did not. In emerging markets, the Portfolio suffered from having little exposure to Ukraine and Russia, both of which performed well after hostilities between those two countries eased.

What is your outlook?

Stocks in most developed economies were expensive as 2015 drew to a close. European shares could outperform U.S. shares in 2016 as corporate profit margins have more room to grow in Europe. Emerging market stocks are cheaper than stocks in developed markets, but still riskier pending improvements in commodities prices. REITs look reasonably attractive, not only because they are generating strong funds from operations but also because they will become their own investment sector in 2016 under the Global Industry Classification Standard, which could broaden their appeal to institutional investors.

While no single sector of the fixed-income markets stands out as dramatically undervalued, the Portfolio’s broad diversification provides a range of opportunities for profit in some sectors to offset losses in others. Half of the Portfolio’s fixed-income assets are invested in leveraged bank loans, high-yield bonds and emerging market bonds, all of which will be sensitive to commodities price trends.

Overall, we expect modestly positive returns from financial assets in 2016, with risk greater to the downside than the upside—especially if China’s slowing growth weighs on other economies, or if commodities prices fail to improve.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	From Inception 4/30/2008
-0.81%	6.29%	3.43%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
^

Effective April 30, 2015, the Portfolio’s benchmark index changed from the Russell Developed® Index to the MSCI World Index—USD Net Returns. The Adviser made this benchmark change because it believes that this Index is a more appropriate benchmark for the Portfolio. Thus the Russell Developed® Index will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2016 and beyond.

*	The Barclays U.S. High Yield Loan Index measures U.S. Dollar denominated syndicated term loans. It is not possible to invest directly in the Index. The performance of the Indices does not reflect deductions for fees, expenses or taxes.
**	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. It is not possible to invest directly in the Index. The performance of the Indices does not reflect deductions for fees, expenses or taxes.
***

The Russell Developed® Index measures the performance of the investable securities in developed countries globally. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****	The MSCI World Index—USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT BALANCED INCOME PLUS PORTFOLIO

Darren M. Bagwell, CFA, Stephen D. Lowe, CFA, Mark L. Simenstad, CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA, Portfolio Co-Managers

Thrivent Balanced Income Plus Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Portfolio invests in debt securities and equity securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Balanced Income Plus Portfolio earned a return of -0.14%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of -0.92%. The Portfolio’s market benchmarks, the MSCI World Index-USD Net Returns, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, earned returns of -0.87%, -0.82% and 1.51%, respectively.

What factors affected the Portfolio’s performance?

The investing climate became increasingly risk-averse as the year wore on, with investors worried about slowing economic growth in China, a steep slide in oil prices, and the prospect of higher short-term interest rates in the U.S. The Portfolio was able to generate modestly positive returns before expenses from both its equity and fixed-income holdings.

The equity portion of the Portfolio was invested in three sectors: international equities, domestic equities and real estate investment trusts (REITs). In all three, the Portfolio outperformed industry benchmarks. International holdings benefited from a focus on low-volatility stocks issued by companies with consistent earnings, solid free cash flow, and low debt. Domestic stock holdings benefited from strong security selection, with technology and health care stocks posting the largest absolute and relative returns. REITs also benefited from strong security selection, with data centers, multi-family apartments and self-storage REITs among the sector’s best performers.

Fixed-income markets were driven primarily by two factors in 2015: expectations that the Fed would raise short-term interest rates, which it did by a quarter of a percentage point in December; and the slump in oil prices. The Fed’s move pressured returns at the short end of the yield curve, while the slide in oil prices, which was linked to concerns about China’s economic stamina, pressured returns for below-investment-grade credits, particularly among energy issues in the high-yield sector.

By contrast, the Portfolio’s high-yield holdings generated modestly positive returns (before Portfolio expenses), largely by virtue of being concentrated in the sector’s higher-rated bonds. Elsewhere, the Portfolio’s securitized assets outperformed their benchmark due both to favorable security selection and a material allocation to nonagency mortgage-backed securities, which substantially outperformed the agency mortgage-backed securities that dominate the sector’s benchmark.

The Portfolio underperformed its benchmarks for investment-grade corporate bonds, leveraged loans and emerging-market bonds. Performance in the loan sector lagged due to an overweighted position in poor-performing energy, mining and metals issues. Returns on investment-grade corporate bonds lagged due to being underweighted in the banking industry, which did relatively well, and overweighted in BBB-rated securities, which did not. In emerging markets, the Portfolio suffered from having little exposure to Ukraine and Russia, both of which performed well after hostilities between those two countries eased.

What is your outlook?

Stocks in most developed economies were expensive as 2015 drew to a close. European shares could outperform U.S. shares in 2016 as corporate profit margins have more room to grow in Europe. Emerging market stocks are cheaper than stocks in developed markets, but still riskier pending improvements in commodities prices. REITs look reasonably attractive, not only because they are generating strong funds from operations but also because they will become their own investment sector in 2016 under the Global Industry Classification Standard, which could broaden their appeal to a wider range of institutional investors.

While no single sector of the fixed-income markets stands out as dramatically undervalued, the Portfolio’s broad diversification provides a range of opportunities for profit in some sectors to offset losses in others. Half of the Portfolio’s fixed-income assets are invested in leveraged bank loans, high-yield bonds and emerging market bonds, all of which will be sensitive to commodities price trends.

Overall, we expect modestly positive returns from financial assets in 2016, with risk greater to the downside than the upside—especially if China’s slowing growth weighs on other economies, or if commodities prices fail to improve.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
-0.14%	7.91%	5.78%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
^	Effective April 30, 2015, the S&P Composite 1500 Index was discontinued as a benchmark for the Portfolio. Thus, the S&P Composite 1500 Index will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2016 and beyond.
*	The MSCI World Index—USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries through-out the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Barclays U.S. High Yield Loan Index measures U.S. Dollar denominated syndicated term loans. It is not possible to invest directly in the Index. The performance of the Indices does not reflect deductions for fees, expenses or taxes.
****	The S&P Composite 1500 Index measures the performance of a group of 1500 publicly traded stocks. “S&P Composite 1500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT DIVERSIFIED INCOME PLUS PORTFOLIO

Mark L. Simenstad, CFA, Stephen D. Lowe, CFA, Darren M. Bagwell, CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation.

The Portfolio invests in debt securities and equity securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Diversified Income Plus Portfolio earned a return of 0.08%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of -0.65%. The Portfolio’s market benchmarks, the MSCI World Index-USD Net Returns, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, earned returns of -0.87%, -0.82% and 1.51%, respectively.

What factors affected the Portfolio’s performance?

The investing climate became increasingly risk-averse over the year as investors focused on slowing economic growth in China and plunging oil prices. Investors also were weighing the prospect of higher short-term interest rates, which became a reality in December when the Federal Reserve raised short-term rates a quarter of a percentage point. That pressured bond returns at the short end of the yield curve. Meanwhile, the slide in oil prices, which was linked to concerns about China’s economic stamina, pressured returns for below-investment-grade credits, particularly among energy issues in the high-yield sector.

The Portfolio allocates about 70% of its assets to fixed-income securities and 30% to equities, and in 2015 generated modestly positive returns, before expenses, from both groups.

The fixed-income portion of the Portfolio outpaced its benchmarks for securitized assets and high-yield bonds. The Portfolio’s high-yield bonds generated modestly positive returns (before Portfolio expenses), largely by virtue of being concentrated in higher-rated securities within that sector. The Portfolio’s securitized assets outperformed due both to favorable security selection and a material allocation to nonagency mortgage-backed securities, which substantially outperformed the agency mortgage-backed securities that dominate the sector’s benchmark.

The Portfolio underperformed its benchmarks for investment-grade corporate bonds, leveraged loans and emerging-market bonds. Performance in the loan sector lagged due to an overweighted position in poor-performing energy, mining and metals issues. Returns on investment-grade corporate bonds lagged due to being underweighted in the banking industry, which did relatively well, and overweighted in BBB-rated securities, which did not. In emerging markets, the Portfolio suffered from having little exposure to Ukraine and Russia, both of which performed well after hostilities between those two countries eased.

The equity portion of the Portfolio was invested in three sectors: international equities, domestic equities and real estate investment trusts (REITs). In all three, the Portfolio outperformed industry benchmarks. International holdings benefited from a focus on low-volatility stocks issued by companies with consistent earnings, solid free cash flow, and low debt. Domestic stock holdings benefited from strong security selection, with technology and health care stocks posting the largest absolute and relative returns. REITs also benefited from strong security selection, with data centers, multi-family apartments and self-storage REITs among the sector’s best performers.

What is your outlook?

While no single sector of the fixed-income markets stands out as dramatically undervalued, the Portfolio’s broad diversification provides a range of opportunities to generate profit in some sectors to offset losses in others. For example, floating-rate leveraged loans hold their value better than fixed-rate bonds when interest rates are rising, and returns on securitized assets are driven by different factors than those impacting high-yield bonds. Half of the Portfolio’s fixed-income assets are invested in leveraged bank loans, high-yield bonds and emerging market bonds, all of which will be sensitive to commodities price trends.

Stocks in most developed economies were expensive as 2015 drew to a close. Because corporate profit margins have more room to grow, European shares could outperform U.S. shares in 2016. Stocks in emerging markets are cheaper than developed markets, but still riskier pending improvements in commodities prices. REITs look reasonably attractive, not only because they are generating strong funds from operations but also because they will become their own investment sector in 2016 under the Global Industry Classification Standard, which could broaden their appeal to institutional investors.

Overall, we expect modestly positive returns from financial assets in 2016, with risk greater to the downside than the upside—especially if China’s slowing growth weighs on other economies, or if commodities prices fail to improve.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
0.08%	6.33%	6.16%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
2	Prior to July 3, 2006, the Portfolio, as a high yield fund, invested primarily in “junk bonds”.
#

Effective April 30, 2015, the Portfolio’s benchmark index changed from the Russell Developed® Index to the MSCI World Index—USD Net Returns. The Adviser made this benchmark change because it believes that this Index is a more appropriate benchmark for the Portfolio. Thus the Russell Developed® Index will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2016 and beyond.

*	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Barclays U.S. High Yield Loan Index measures U.S. Dollar denominated syndicated term loans. It is not possible to invest directly in the Index. The performance of the Indices does not reflect deductions for fees, expenses or taxes.
***

The Russell Developed® Index measures the performance of the investable securities in developed countries globally. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****	The MSCI World Index—USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries through-out the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT OPPORTUNITY INCOME PLUS PORTFOLIO

Gregory R. Anderson, CFA, Michael G. Landreville, CFA and CPA (inactive) and Conrad E. Smith, CFA, Paul J. Ocenasek, CFA, and Kent L. White, CFA, Portfolio Co-Managers

Thrivent Opportunity Income Plus Portfolio seeks a combination of current income and long-term capital appreciation.

The Portfolio primarily invests in a broad range of debt securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Opportunity Income Plus Portfolio generated a return of -0.03%, compared with the median return of its peer group, the Lipper General Bond category, of -1.30%. The Portfolio’s market benchmarks, the Barclays U.S. Mortgage-Backed Securities Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, earned returns of 1.51%, -0.82% and -2.72%, respectively.

What factors affected the Portfolio’s performance?

Two broad factors drove activity in the bond market in 2015: expectations that the Federal Reserve would raise short-term interest rates as the U.S. economy continued to grow; and a steep slide in oil prices.

The Fed raised short-term interest rates by a quarter of a percentage point in December after holding them near 0% for seven years. Not surprisingly, this pressured returns at the short end of the yield curve. In the Treasury market, for example, two-year Treasuries earned about 0.4% for the year, while five-year Treasuries earned 1.3%.

Crude oil finished the year at about $37 per barrel, down from more than $100 in June 2014. Oil prices fell not only because of ample supplies of the commodity but also because of slacking demand, particularly in China—one of the world’s biggest oil consumers. As the world’s second-largest economy, China grew 6.9% in the third quarter, but that was its slowest pace of growth since the 2008 financial crisis. Prices for many other commodities also were down for the year.

The high-yield sector was the worst-performing sector of the U.S. bond market, in part because bonds issued by energy companies accounted for about 15% of that sector heading into the year, and investors were worried that the steep slide in oil prices would lead to higher levels of defaults on energy bonds. The Barclays U.S. Corporate High Yield Bond Index posted a total return of -4.47%, with bonds carrying the lowest credit ratings—including many energy bonds—faring the worst inside that index. By contrast, the Portfolio earned 0.82% before expenses on its high-yield portfolio, largely by concentrating its holdings in bonds with above-average credit ratings for that sector.

Securitized assets, which accounted for 21% of the Portfolio, contributed positively to results, earning about 3.1% before expenses. Within that sector, the Portfolio allocated about 4% of its assets to nonagency mortgage-backed securities, which returned 4.0% for the year, outpacing agency mortgage-backed securities, which earned 1.5% as measured by the Barclays U.S. Mortgage-Backed Securities Index. The Portfolio’s remaining securitized assets were invested in agency mortgage-backed securities that earned about 2.6% for the year.

The Portfolio’s holdings in leveraged loans and emerging-market bonds were the largest detractors from results. The leveraged loan sector accounted for 31% of the Portfolio and generated a return of about 0.6%, which lagged the Portfolio’s leveraged loan index due to a higher allocation to energy, mining and metals issues. Emerging-market results lagged in part because the Portfolio had less exposure than the benchmark to Ukraine and Russia, both of which performed well after hostilities between those two countries eased.

What is your outlook?

The Portfolio’s holdings are concentrated in securities maturing in two to five years. Anticipating the Fed will impose further modest increases in short-term interest rates in 2016, we have taken a slightly overweighted position in five-year bonds. Meanwhile, more than half of the Portfolio’s assets are invested in leveraged bank loans, high-yield bonds and emerging markets bonds, all of which would likely do well if oil and other commodities prices rise, but would suffer if commodities prices remain severely depressed. This leaves us cautious about the Portfolio’s prospects for 2016, although we take comfort in knowing that the Portfolio is broadly diversified. This provides a range of opportunities to earn profits, and for profits in some sectors to offset losses in others. Leveraged loans are floating-rate securities, for example, and maintain their value better than fixed-rate bonds when interest rates are rising. Similarly, securitized assets are driven by different factors than those at work in the high-yield sector. Overall, assuming the U.S. economy continues its slow growth trajectory and commodities markets stabilize, we anticipate another year of flat-to-modestly positive returns.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5- Year	10-Year
-0.03%	2.48%	4.12%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Barclays U.S. High Yield Loan Index measures U.S. Dollar denominated syndicated term loans. It is not possible to invest directly in the Index. The performance of the Indices does not reflect deductions for fees, expenses or taxes.
***	The Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The Index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER HEALTHCARE PORTFOLIO

Subadvised by Sectoral Asset Management, Inc.

Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

The Portfolio primarily invests in healthcare companies, which are subject to numerous risks including legislative or regulatory changes and adverse market conditions. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Partner Healthcare Portfolio earned a return of 4.61%, compared with the median return of its peer group, the Lipper Health/Biotechnology category, of 7.93%. The Portfolio’s market benchmark, the Morgan Stanley Capital International (MSCI) World Health Care Index, earned a return of 6.60%.

What factors affected the Portfolio’s performance?

The Portfolio underperformed its benchmark and peer group over the past 12 months. Stock selection and exposure to emerging-market health care companies contributed to the underperformance. Key detractors over the 12-month period included generic drug maker Aspen Pharmacare, biotechnology firm Biogen and medical technology company HeartWare International. Shares of Aspen, a South Africa-based regional generic company, fell based on general weakness in emerging markets, the devaluation of the South African rand due to political uncertainty late in the year, and currency concerns for the company. Biogen, a commercial biotech company focused on treating neurologic diseases, was weak due to the slowing of its key multiple sclerosis drug Tecfidera. HeartWare, a developer of ventricular assist devices, fell after it announced the acquisition of mitral valve repair company Valtech Cardio—which was unwelcome by shareholders—and problems with a trial for its next-generation pump.

Top contributors to performance for the 12-month period included medtech DexCom and biotechs Novo Nordisk and BioMarin Pharmaceutical. DexCom’s shares advanced due to the continued strong rollout of the company’s continuous blood-glucose monitors for use in diabetic patients, which showed more than 50% year-over-year sales growth each quarter. Novo Nordisk benefited from the long-awaited U.S. approval of its long-acting insulin Degludec and the advancement of its pipeline (most notably its oral Semaglutide program). BioMarin was aided by the continued strong rollout of its newly approved drug Vimizim (for the rare condition Morquio A syndrome) and the progress of its pipeline (most notably drugs for Batten’s disease, Pompe’s disease and achondroplasia).

What is your outlook?

As was the case for much of 2015, we believe that during the coming year, monetary policies will dictate what happens in equity markets. While the course of U.S. interest rate hikes seems relatively clear, the duration and scope of quantitative easing in Europe is less certain. The sharp divergence between the main economic regions is a source of tension for financial markets; at the same time, however, a precipitated tapering in Europe could put economic growth at risk. If economic growth in developed markets is sustained, emerging economies manage to improve, and monetary policies evolve as expected, we anticipate that 2016 will be a modestly positive year for equities globally. With respect to health care, we continue to see stronger sales and earnings growth than in the broader markets, while valuation levels, with only a few exceptions, remain reasonable.

We believe that large caps (i.e., primarily selected pharmaceutical stocks, including global and regional generic players and most of the large-cap biotechs) will provide a solid and stable core for health care investors in 2016. We believe performance in other investment sectors will diverge significantly, as company-specific or region-specific events will largely dictate individual stock performance. The mostly flat performance of biotechs and medtechs during the second half of 2015 has removed the valuation concerns we expressed at the beginning of the year. Hence, while emphasizing selectivity, we see opportunities among mid- and small-cap biotech and medtech companies. Upcoming approvals, product launches and data readouts will continue to drive performance in this group of stocks.

The other area of opportunity is emerging-market health care companies. Most of these have lived through a transition year, with demand growing more slowly than usual, mostly because of transient economic or regulatory reasons. Their stock prices have been negatively affected—relative to emerging market equities overall—by the morose investor stance. However, emerging consumers are alive and well, eager to spend on higher-end goods such as health care. In this respect, the recent lackluster performance of the sector in emerging markets provides an attractive entry point. In addition, confidence might return to emerging markets as fears of a Federal Reserve rate hike recede and most emerging economies remain relatively well-positioned (with the notable exceptions of South Africa and Brazil).

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	From Inception 4/30/2008
4.61%	14.62%	12.31%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The MSCI World Healthcare Index is a capitalization-weighted index of selected health care stocks from around the world. The index includes reinvestment of dividends, gross of foreign withholding taxes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Subadvised by Aberdeen Asset Managers Limited

Thrivent Partner Emerging Markets Equity Portfolio seeks long-term capital growth.

The Portfolio primarily invests in emerging markets equities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Partner Emerging Markets Equity Portfolio earned a return of -13.59%, compared with the median return of its peer group, the Lipper Emerging Markets category, of -14.51%. The Portfolio’s market benchmark, the MSCI Emerging Markets Index- USD Net Returns, earned a return of -14.60%.

What factors affected the Portfolio’s performance?

The Portfolio’s outperformance relative to the benchmark was driven by positive stock selection. On the other hand, currency effect was negative as emerging-market currencies broadly depreciated against the U.S. dollar, which rose amid expectations of an impending increase in interest rates.

Favorable stock selection in Latin America compensated for market weakness in the region. In Mexico, airport operator Asur continued to rally, driven by consistent growth in passenger traffic, while bottler and convenience store operator Femsa rose on the back of acquisitions in its pharmacy business. However, the Portfolio’s overweighted position in Brazil pared down these gains. Brazilian equities tumbled and the country’s real currency continued to depreciate, owing to heightened concerns over President Rousseff’s commitment to fiscal discipline and S&P’s downgrade of the nation’s debt. Iron ore producer Vale’s shares fell following a mining accident at Samarco, its joint-venture operation with BHP Billiton. While the company has handled communication with its investors well, significant concern remains over the magnitude of the potential fines that Vale faces; and it’s likely that the environment of low iron ore prices will only compound difficulties.

The Portfolio’s exposure to companies in Europe, the Middle East and Africa was also a positive contributor. In particular, shares of beverage company SABMiller rallied on news of a potential takeover bid from rival brewer Anheuser-Busch InBev. In Poland, food retailer Jeronimo Martins continued to do well after its results demonstrated operational improvements. Hungarian drug maker Richter Gedeon’s earnings were boosted by a milestone payment on its anti-psychotic treatment, Cariprazine, from the company’s U.S. partner Allergan.

In Asia, the Portfolio’s underweighting to China continued to hamper performance. Chinese stocks rose sharply in the beginning of the year in response to a tide of equity account openings, a surge in margin trading activity and monetary easing. Although weak economic data reversed gains in the second half of the year, the Shanghai Index still ended the year among the best-performing markets. Currency returns from China also had a negative impact. While the yuan weakened against the U.S. dollar, it appreciated against most other major global currencies in 2015. At the stock level, not holding Internet company Tencent in the Portfolio was the largest detractor from performance, as it is a significant position in the benchmark. The share price rose sharply after the company announced good results and planned to monetize its WeChat platform. We do not own Tencent due to concerns over corporate governance. In particular, its variable interest entity structure, which is used to get around legal restrictions on the foreign ownership of Internet assets in China, offers limited protection to minority shareholders. On the other hand, our nonbenchmark exposure to Hong Kong benefited the Portfolio as a position in AIA posted better-than-expected results. We also benefited from our overweighting to India, which was among the most resilient markets.

What is your outlook?

The U.S. Federal Reserve’s move to finally raise rates, while emphasizing that any future adjustments will be gradual, has brought welcome clarity to investors. The hope is that focus can now return to fundamentals. On the whole, emerging-market countries are better positioned for higher rates than they were during the 2013 “taper tantrum” due to improved external balances and higher reserves.

That being said, the asset class faces a number of headwinds in 2016. One of these is the slowdown in China, as it restructures an export- and investment-led economy toward a more sustainable model with consumption and services as the main growth pillars. While this is a good thing, the resulting impact on commodity prices will likely be unavoidable. The developing economies that made use of the boom years to strengthen their current account balances and increase productivity will need to weather the “new normal” of lower levels of trade and investment.

Against this backdrop, we continue to find opportunity amidst the market volatility, and remain upbeat on emerging markets’ long-term potential. Negative investor sentiment has punished share prices indiscriminately, and valuations now look reasonable both on a historical and relative basis. We also expect corporate earnings to improve modestly in 2016.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	From Inception 4/30/2008
-13.59%	-2.55%	1.28%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The MSCI Emerging Markets Index-USD Net Returns is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT REAL ESTATE SECURITIES PORTFOLIO

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.

The Portfolio focuses on income-producing equity securities of U.S. real estate companies. Declines in real estate values, changes in interest rates or economic downturns can have a significant negative effect on companies in the real estate industry. REITs are subject to numerous risks and can be affected by interest rates, the values of the properties they own, and the credit quality of mortgage loans they hold. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Real Estate Securities Portfolio earned a return of 2.75%, compared with the median return of its peer group, the Lipper U.S. Real Estate category, of 2.77%. The Portfolio’s market benchmark, the FTSE NAREIT All Equity REITs Index, earned a return of 2.83%.

What factors affected the Portfolio’s performance?

Real estate investment trust (REIT) stock performance in 2015 was positively impacted by an improving U.S. economy, which provided underlying support for real estate fundamentals. Rent growth continued in the primary property categories of office, industrial and retail, but was particularly strong in apartments, self-storage and class-A mall properties. New construction supply has been sufficient to meet—but not exceed—demand in the current business cycle. As a result, occupancy rates have remained stable and property owners have been able to increase rental rates.

Equity REITs performed well in this environment as a result of their 7% cash-flow earnings growth plus 4% average dividend yield. However, REIT stock prices were negatively impacted by the expectation that interest rates would rise as the Federal Reserve executes its plan to raise short-term interest rates. In anticipation of this event, flows into REIT mutual funds were modestly negative in 2015, reversing a multi-year trend of positive inflows.

The best-performing property sectors in 2015 were apartment, self-storage and data center REITs. In these sectors, the Portfolio’s best-performing stocks were Mid-America Apartment Communities, Extra Space Storage, and data center operator CoreSite Realty. The lodging/hotel sector was the worst-performing property type due to a reduction in international travel to the U.S., and a slowing in revenue growth trends.

What is your outlook?

New construction is expected to remain limited in most property types. The modest new supply should allow REITs and private real estate owners to maintain occupancy levels in 2016, with rental rate increases expected to continue. U.S. equity REITs should also benefit when they become the eleventh industry sector under the Global Industry Classification Standard (GICS) on August 31, 2016. As a result, REITs will be separated from the financial sector and will likely receive greater attention from general investors who have historically had little or no exposure to REIT stocks.

Private equity firms are in the process of raising an estimated $45 billion of equity for U.S.-focused real estate funds, which will provide the funding needed for public REIT or private real estate acquisitions. Investment demand of this magnitude should provide strong underlying support for commercial real estate and REIT valuations in the public market. Fundamentals for commercial real estate and REIT owners are likely to remain strong as a result of limited new supply, together with high occupancy rates and strong rental rate growth. The expectation for 2016 is that equity REITs will likely generate 6% to 7% FFO (funds-from-operations) per-share growth, which combined with a dividend yield of 4%, should produce attractive total returns.

Our strategy is to emphasize best-in-class REITs that have high-quality real estate portfolios and experienced management teams. We continually search for attractive value in all REIT property sectors, and adjust positions throughout the year in an attempt to maximize the Portfolio’s performance and manage risk.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
2.75%	11.93%	7.32%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The FTSE NAREIT All Equity REITs Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT SMALL CAP STOCK PORTFOLIO

Matthew D. Finn, CFA, Portfolio Manager and James M. Tinucci, CFA, Associate Portfolio Manager

Thrivent Small Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Small Cap Stock Portfolio earned a return of -3.13%, compared with the median return of its peer group, the Lipper Small Cap Core category, of -4.74%. The Portfolio’s market benchmark, the Russell 2000® Index, earned a return of -4.41%.

What factors affected the Portfolio’s performance?

During the period, the Portfolio outperformed due to stock selection. Strong areas of stock selection included financials, consumer discretionary, industrials and consumer staples. In financials, the Portfolio benefited from strong stock selection in regional banks. Positions in Synovus Financial Group, operating in Georgia and other states in the Southeast, and Hanmi Financial, operating primarily in southern California, contributed favorably to results. Our holdings in real estate investment trusts (REITs) also performed well, including a position in Extra Space Storage, as well as other companies in the self-storage properties sector. The Portfolio also benefited from our avoidance of mortgage REITs. In insurance, the Portfolio owned HCC Insurance Holdings, a property and casualty insurance company that was taken over at a premium during the period.

In the consumer discretionary sector, Papa John’s International was a meaningful outperformer. In addition, apparel company Oxford Industries aided performance. In industrials, commercial construction companies Emcor Group and Granite Construction drove performance. In the consumer staples area, food and gasoline retailer Casey’s General Stores and organic food company WhiteWave Foods contributed meaningfully. Stock selection in the technology sector detracted from performance.

What is your outlook?

We believe the U.S. economy has likely passed the midpoint of its recovery. Our viewpoint is based on the operating performance of many companies across all industries. Cyclical companies have recovered and seen above-trend sales growth and margins, while some industries have already rolled over and are in deep downturns, including agriculture, energy and mining in particular. Outside the U.S., we believe there is still room for recovery in Europe and emerging markets. If these areas start to gain some traction, it would be beneficial to some of the companies that are owned in the Portfolio. All that being said, our investment approach does not rely on economic forecasting. Our goal is to find solid companies at attractive prices that have a long runway for operating performance improvement, and that can be held throughout an economic cycle.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
-3.13%	7.40%	4.87%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT SMALL CAP INDEX PORTFOLIO

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Small Cap Index Portfolio seeks capital growth that tracks the performance of the S&P SmallCap 600 Index.

The Portfolio primarily invests in small company common stocks. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Small Cap Index Portfolio earned a return of -2.17%, compared with the median return of its peer group, the Lipper Small Cap Core category, of -4.74%. The Portfolio’s market benchmark, the S&P SmallCap 600 Index, earned a return of -1.97%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P SmallCap 600 Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition.

Four of the sectors posted positive returns for the year. Health care, utilities and information technology were the best-performing sectors in the market over the past 12 months, posting the most positive returns. Small-cap stocks slightly outperformed mid-cap stocks over the reporting period and underperformed large-cap stocks. Larger-cap stocks tend to outperform during periods of increasing market volatility. Consumer discretionary, materials and energy delivered the most negative returns for the 12-month period.

What is your outlook?

In the U.S., small-cap stocks slightly outperformed mid-cap stocks, but underperformed large caps over the past year. In the last 12 months the markets have seen an increase in volatility relative to the last few years, particularly during the last quarter of the year. Worldwide, many central banks, particularly in developed markets like Europe and Japan, continue to provide extraordinary monetary stimulus to their respective economies. It’s important for the economic recovery, both domestically and globally, to be sustained, supporting continued profit growth that will validate the advance in stock prices over the last few years. Market multiples are high relative to history. The dollar has appreciated substantially and is impacting top line revenue growth, particularly for large-cap, multinational companies. While small-cap companies have less direct exposure to the strength in the dollar, there can be a second-order effect as their customers are being impacted. Profit margins are being stressed due to upward pressure on wages as labor markets tighten. We are well into the expansion phase of the current economic recovery and there are signs that suggest some degree of caution is appropriate. Economic risks in the U.S. are low relative to other areas of the global economy. An area we are closely monitoring is emerging economies that have high dependence on commodities.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
-2.17%	11.09%	7.70%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses and taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MID CAP STOCK PORTFOLIO

Brian J. Flanagan, CFA, Portfolio Manager

Thrivent Mid Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Mid Cap Stock Portfolio earned a return of 0.08%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of -2.68%. The Portfolio’s market benchmark, the Russell Midcap® Index, earned a return of -2.44%.

What factors affected the Portfolio’s performance?

Solid stock selection within the health care, information technology and financial sectors more than offset underperformance from the consumer discretionary and consumer staples sectors. The health care sector experienced significant outperformance from multiple industries, including health care equipment and services. Hologic, C.R. Bard and Edwards Lifesciences each posted improving revenues after new products were introduced at all three companies. Also, increasing health insurance coverage boosted the top and bottom lines of both Centene and Universal Health Services.

NVIDIA was the largest contributor to the information technology sector returns. The firm’s revenue growth was driven by increasing demand for graphics processing units from gaming, enterprise, virtual-reality and automotive customers. Additionally, solid cost and capital management improved NVIDIA’s margins and earnings.

The Portfolio’s large investment in Nasdaq and overweighting in regional banks buoyed performance in the financial sector. Nasdaq’s improved performance resulted from a move to a diversified business model that is concentrated on value-added services, while lowering the firm’s reliance on trading revenues. Regional banks experienced a tailwind from cheap valuations, combined with improving loan growth throughout the year.

The Portfolio did have some struggles during the year, with the majority concentrated in the two consumer sectors. For example, even though Scripps Networks Interactive had solid television ratings, the combination of cord-cutting and increased programming costs was too much to overcome. Finally, Keurig Green Mountain was the Portfolio’s worst performer after the company’s poor execution related to new brewer rollouts, increased price competition and accelerating costs buffeted the stock.

What is your outlook?

We believe that many uncertain situations around the world will keep market volatility elevated. These risks include, but are not limited to, slow worldwide economic growth, Middle East tensions and diverging worldwide monetary policies. These risks are somewhat offset by the continued significant liquidity pumped into the worldwide economy and improved valuations. We believe a continued focus on stock selection, with a preference for investments that offer company-specific growth opportunities, is the best path forward.

In this environment, the Portfolio is overweighting the information technology, industrial and health care sectors. We feel that information technology firms will benefit as companies invest in technology to improve their productivity in a slow-growth world. Company-specific factors offer select opportunities within the industrial sector. Finally, rising health care utilization should continue to buoy the health care sector. Conversely, more frugal consumers who continue to improve their personal balance sheets will make growing revenues difficult for consumer discretionary companies.

Specifically, the Portfolio continues to emphasize growth factors, with a focus on relative revenue growth, above-consensus incremental margins, and free cash flow, as well as companies that are improving returns on capital. While valuation spreads have begun to widen and the environment is beginning to create select opportunities among traditionally cyclical industries, we believe patience is required. The diverging monetary policies between the Federal Reserve and other central banks, particularly in Europe, Japan and China, have the potential to continue putting upward pressure on the dollar and downward pressure on commodity prices. With many cyclical industries’ fortunes tied to commodity prices, we will be patient, adding exposure as valuation opportunities present themselves. Overall, the outlook is much like what has existed over the past year—increased volatility, slow worldwide growth and narrow (but slightly widening) valuation spreads. We will continue to focus on finding companies that we believe can improve returns through superior growth and margin potential, while looking for valuation opportunities within beaten-down cyclical industries.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
0.08%	10.21%	7.27%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MID CAP INDEX PORTFOLIO

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index.

The Portfolio primarily invests in mid-sized company stocks, which often have greater price volatility, lower trading volume, and less liquidity than stocks of larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Mid Cap Index Portfolio earned a return of -2.52%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of -2.68%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned a return of -2.18%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P MidCap 400 Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition.

Three of the sectors posted positive returns for the year. Health care, financials and information technology were the best-performing sectors in the market over the past 12 months, posting the most positive returns. Mid-cap stocks slightly underperformed small-cap stocks over the reporting period and underperformed large-cap stocks, since large-cap stocks tend to outperform during periods of increasing market volatility. Telecommunication services, materials and energy delivered the lowest returns for the 12-month period, with the energy sector clearly delivering the most negative returns.

What is your outlook?

In the U.S., mid-cap stocks underperformed small- and large-cap stocks over the past year. In the last 12 months, the markets have seen an increase in volatility relative to the last few years, particularly during the last quarter of the year. Worldwide, many central banks, particularly in developed markets like Europe and Japan, continue to provide extraordinary monetary stimulus to their respective economies. It’s important for the economic recovery, both domestically and globally, to be sustained, supporting continued profit growth that will validate the advance in stock prices over the last few years. Market multiples are high relative to history. The dollar has appreciated substantially, and is impacting top line revenue growth, particularly for large-cap, multinational companies. While small-cap companies have less direct exposure to the strength in the dollar, there can be a second-order effect as their customers are being impacted. Profit margins are being stressed due to upward pressure on wages as labor markets tighten. We are well into the expansion phase of the current economic recovery and there are signs that suggest some degree of caution is appropriate. Economic risks in the U.S. are low relative to other areas of the global economy. An area we are closely monitoring is emerging economies that have high dependence on commodities.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
-2.52%	10.20%	7.73%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Subadvised by Principal Global Investors, LLC, Mercator Asset Management, LP, Aberdeen Asset Managers Limited and Goldman Sachs Asset Management, L.P.*

Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth.

The Portfolio primarily invests in equity and debt securities of issuers throughout the world. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The investment styles employed by the Portfolio’s sub-advisers may not be complementary.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Partner Worldwide Allocation Portfolio earned a return of -0.78%, compared with the median return of its peer group, the Lipper International Multi Cap Core category, of -1.39%. The Portfolio’s market benchmark, the MSCI All Country World Index ex-USA—USD Net Returns, earned a return of -5.66%.

What factors affected the Portfolio’s performance?

The Portfolio’s performance was impacted positively by the relative performance of three of the four subaccount managers that performed well within their respective categories. One manager detracted as it did not perform well relative to its peer group.

To review, the Portfolio is managed using five distinct management styles reflecting the broad range of opportunities in non- U.S. markets. The large-cap allocation of 60% of portfolio assets is split between two investment advisers, one investing in a large-cap growth strategy and the other, a large-cap value manager. The large-cap growth manager performed well versus both its benchmark and the peer category. The large-cap value manager did not perform well versus its group owing to an overweighted position in euro area markets, a position that was impacted by significant euro weakness versus the dollar and exposure to financial stocks. Another 30% of portfolio assets is evenly divided between an MSCI Europe, Asia and Australasia manager in small-cap stocks from developed economies and an emerging markets equity investment manager. The former performed quite well versus both the benchmark and peers and was a strong contributor to results.

Those results were partially offset by our exposure to emerging-market equities, which performed poorly in the period relative to developed markets. Although our manager performed well versus the category of emerging-market equity managers, the group still lagged the performance seen in developed international markets by a wide margin. Weakness in China, as well as commodity-based emerging-market economies, caused this segment of the market to fare poorly in the period. Finally, 10% of the portfolio is allocated to an emerging market debt manager. That manager performed quite well against its group and benchmark, while the group also performed well versus the equity markets, adding to performance.

What is your outlook?

From late 2011 through the third quarter of 2015, equity markets generally had been performing quite well on a local currency basis. This performance was based on confidence in the global economic recovery continuing and the potential positive impact of aggressive monetary policies on the part of both the European and Japanese central banks. Europe does appear on the cusp of a pickup in growth following the challenges presented by the euro crisis and the issues in Greece. Japan also has seen some improvement in economic growth following extremely unusual activity on the part of its central bank to lift asset prices and depreciate the yen, including the purchase of stocks—an unprecedented activity in the modern financial era. During 2015, it appeared both sets of policies were having less than the desired effect. At the same time China, previously a significant contributor to global growth, was undergoing an economic slowdown as it transitioned from an export-based to a consumption-based economy. All of these issues have resulted in a steady, albeit tepid, markdown in expectations for global growth. Global equity markets, already struggling to advance in 2015, underwent a severe correction in the third quarter.

We believe the most likely path is continued modest growth, while acknowledging that risks are not insignificant. Debt growth in emerging markets, particularly in the private sector, has been extraordinary during this cycle. We believe this is an area of high risk, particularly in commodity-based economies. In the developed world, it is difficult to find those types of excesses that are usually associated with recessions. That being said, emerging markets are now close to 50% of global gross domestic product (GDP), making them a fairly significant factor. We expect to remain cautiously positioned.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	From Inception 4/30/2008
-0.78%	2.64%	0.46%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
^	Effective April 30, 2015, the Portfolio’s benchmark index changed from the MSCI All Country World Index ex-USA—USD Gross Returns to the MSCI All Country World Index ex-USA—USD Net Returns. The Adviser made this benchmark change because it believes that this Index is a more appropriate benchmark for the Portfolio. Thus the MSCI All Country World Index ex-USA—USD Gross Returns will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2016 and beyond.
*	The MSCI All Country World Index ex-USA—USD Gross Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The index reinvests dividends after the deduction of withholding taxes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees and expenses.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER ALL CAP PORTFOLIO

Subadvised by FIAM LLC*, an affiliate of Fidelity Investments

Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in common stocks. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate.

* Prior to January 4, 2016, FIAM LLC was named Pyramis Global Advisors, LLC.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Partner All Cap Portfolio earned a return of 2.26%, compared with the median return of its peer group, the Lipper Multi-Cap Core category, of -2.14%. The Portfolio’s market benchmark, the Russell 3000® Index, earned a return of 0.48%.

What factors affected the Portfolio’s performance?

The consumer staples and information technology sectors contributed the most to the Portfolio’s relative performance. In the consumer staples sector, our overweighted positions in snack food company Diamond Foods and tobacco company Reynolds American were the largest contributors. Shares of Diamond Foods rose sharply amid favorable investor sentiment after Snyder-Lance announced that it agreed to acquire the company for approximately $1.3 billion. Shares in Reynolds American appreciated after the company announced strong quarterly earnings that beat market expectations. Increased cigarette pricing, rising sales volume and management’s improved 2015 earnings guidance all contributed to the rising share price. Speculation regarding the accretive benefits and cost savings from the recently completed acquisition of Lorillard in the upcoming quarters also drove the stock price higher.

In the information technology sector, overweighted positions in online social networking company Facebook and software provider Adobe Systems were the largest contributors. Elsewhere in the Portfolio, overweightings in health care companies Salix Pharmaceuticals and BioMarin Pharmaceutical were among the largest contributors to relative performance.

The utilities and financials sectors detracted from relative performance. In the utilities sector, our overweighting in power company NRG Energy was among the largest detractors from relative performance. In the financials sector, overweighted positions in investment manager Lazard and credit card company Capital One Financial were the largest detractors to relative performance.

In addition, an underweighting in technology company Microsoft and not holding a position in industrial conglomerate General Electric (GE) were the leading detractors from relative performance. Microsoft shares appreciated after the company reported quarterly earnings that beat analysts’ expectations, driven by strong performance in its cloud-computing business. And by not owning shares of GE, we were not able to benefit from its overperformance during the year, even though the benchmark did.

What is your outlook?

Market volatility returned to slightly more normalized levels during the fourth quarter after spiking during the latter stages of the third quarter. On the economic front, the U.S. economy continued to show modestly positive growth on average for the year. However, concerns regarding a possible global growth slowdown, fueled largely by China and Federal Reserve rate concerns, dampened the economic picture materially throughout the fourth quarter.

Looking ahead, we continue to expect a number of factors to influence the global economy and equity market volatility in 2016. Namely, the rate of growth in the U.S. and abroad (particularly in China), the employment environment in the U.S., ongoing geopolitical issues, and the actions of leading central bank policymakers will continue to dominate the headlines and influence the markets. We will be closely monitoring these and other headlines in 2016.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
2.26%	10.74%	7.05%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*

The Russell 3000® Index is an index comprised of the 3,000® largest U.S. companies based on market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP GROWTH PORTFOLIO

David C. Francis, CFA, and Darren M. Bagwell, CFA, Portfolio Co-Managers

Thrivent Large Cap Growth Portfolio seeks to achieve long-term growth of capital.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Large Cap Growth Portfolio earned a return of 10.48%, compared with the median return of its peer group, the Lipper Large Cap Growth category, of 6.28%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a return of 5.67%.

What factors affected the Portfolio’s performance?

Relative performance and its derivation in 2015 were remarkably consistent with 2014, and we made very few changes to the holdings during the period. Security selection was the overwhelming driver of the Portfolio’s performance over the past year. Our successful security selection is directly attributable to our internal research team, whose recommendations accounted for more than 85% of the Portfolio’s 33 holdings as of the period end. Our overarching preference for higher-quality companies (those with higher free cash flows) and sustainable market advantages invariably leads to a relatively concentrated portfolio. In the past year, our Portfolio was especially well-suited for the prevailing low-growth economic environment in which the market put a premium on a few large, dependable, noncyclical growth companies. The Portfolio experienced outperformance in all sectors except for industrials, energy and technology hardware, and was most notable in the consumer discretionary sector and the Internet software industry.

Consumer discretionary holdings were the single biggest source of outperformance, especially positions in Amazon.com, Nike and Starbucks. Amazon.com displayed tangible evidence of long-awaited leverage of its retail distribution network, while its Amazon Web Services unit solidified its position as the market leader in the exploding cloud infrastructure market. Nike continued to be a global brand powerhouse that surpassed expectations for emerging-market penetration, especially in China, even while many others saw deceleration. Starbucks is another global brand that has successfully grown its business in China while continuing to harvest its significant and unmatched investment in technology to improve traffic and margins globally. The Portfolio’s Internet software holdings, especially Web-focused companies Alphabet (formerly known as Google) and Facebook, also continued trends established in the previous year. Both companies are the leading beneficiaries of what we believe are still two significant trends in the consumer-facing Internet marketplace: accelerating mobile monetization rates and programmatic buying in display advertising. Alphabet’s new chief financial officer has begun delivering on the promise of greater spending discipline and financial transparency. These factors, along with successful monetization initiatives, have resulted in a re-rating of the company’s shares. Facebook is simply the dominant player in Web-based advertising, while retaining enormous potential markets yet to be tapped with Instagram, Messenger, Whatsapp and Oculus—the company’s virtual reality division that revealed its first commercial product at the beginning of 2016.

The energy sector was the largest detractor from the Portfolio’s performance in 2015, as it was in 2014. While the returns in the group were not materially different than the sector as a whole, the fact that the Portfolio had more exposure dedicated to the worst-performing sector in the market than either its index or peers was again costly. We pared down this exposure during the course of the year (and into 2016), and the Portfolio is now close to an equal weighting in energy.

In technology hardware, our continued exposure to traditional storage companies such as EMC and NetApp was misguided. We have reduced exposure to EMC and eliminated NetApp. The secular trends of cloud-based technologies have reduced, eliminated or delayed traditional storage opportunities and overwhelmed any value opportunities that might have once existed. As with energy, our mistakes have generally been tied to our attempts to employ a value-tilted selection strategy in sectors that are void of any real growth prospects. We would be better served to simply avoid these areas altogether.

What is your outlook?

Our focus on generating returns through security selection makes any form of outlook of secondary importance to the Portfolio’s positioning or performance. That being said, we believe domestic economic growth will remain sluggish at 1.5% to 3.0%. We also believe that S&P 500 Index revenues will struggle to reach 4% growth, and earnings will have difficulty exceeding 6% to 7% as margins struggle to hold. Share buybacks will likely become a bigger influence on earnings-per-share improvement as global markets continue to grow at a greater—but decelerating—pace. The strength in the dollar, and whether it continues to increase as the Federal Reserve raises rates and developing countries struggle, is a significant wild card. While we expect the Fed to raise rates further, we believe these increases will develop at a slower pace than current Fed expectations, while inflation will likely stay exceptionally low for years. Uncertainty about the path of rates and dollar trends are likely to leave markets volatile for quite some time. We believe the Portfolio remains well-positioned for this scenario with its focus on higher-quality growth.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
10.48%	13.51%	7.87%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER GROWTH STOCK PORTFOLIO

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income.

The Portfolio primarily invests in common stocks. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Partner Growth Stock Portfolio earned a return of 10.65%, compared with the median return of its peer group, the Lipper Large Cap Growth category, of 6.28%. The Portfolio’s market benchmark, the S&P 500/Citigroup Growth Index, earned a return of 5.51%.

What factors affected the Portfolio’s performance?

Stock selection was the primary reason for the Portfolio’s relative outperformance, but sector weightings also contributed. The consumer discretionary, information technology and energy sectors were the leading relative outperformers. Industrials and business services was the largest relative detractor.

Consumer discretionary was the leading outperformer primarily because of stock selection, including a significant overweighting of the strongest performer in the benchmark. Amazon.com continued to improve operating leverage in its core retail business throughout the year. The company also reported impressive results with a sharp acceleration in revenue and margins in its Amazon Web Services cloud-computing unit.

Information technology outperformed as a result of stock selection. Shares of Alphabet, the new holding company of Google, soared higher in 2015. Factors included strong earnings driven by the move to increase advertising coverage on mobile searches, a new focus on expense discipline, and the company’s first-ever share buyback program, which signaled management’s move toward more shareholder-friendly behavior.

The absence of energy stocks in the Portfolio contributed to outperformance, since energy was by far the worst-performing sector in the benchmark.

Industrials detracted on a relative basis due to the Portfolio’s overweighting versus the benchmark. Also, a position in American Airlines performed well early in 2015; however, the stock began experiencing difficulty toward the end of the second quarter due to concerns that industry-wide capacity discipline may not remain in effect, which would hurt pricing power and reduce revenue.

What is your outlook?

We are optimistic about the longer-term prospects for large-cap growth stocks and expect the United States to generate moderate economic growth in 2016. We also expect the Federal Reserve will likely raise short-term interest rates at a slower pace than the market currently expects, which should not hinder rising stock prices. However, the recent weakness in China’s industrial economy, falling energy and commodity prices, and geopolitical flare-ups could perpetuate the market’s recent volatility.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
10.65%	14.28%	8.82%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The S&P 500/Citigroup Growth Index is a capitalization-weighted index comprised of the highest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP VALUE PORTFOLIO

Kurt J. Lauber, CFA, Portfolio Manager

Thrivent Large Cap Value Portfolio seeks to achieve long-term growth of capital.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Large Cap Value Portfolio earned a return of -3.53%, compared with the median return of its peer group, the Lipper Large Cap Value category, of -4.02%. The Portfolio’s market benchmark, the Russell 1000® Value Index, earned a return of -3.83%.

What factors affected the Portfolio’s performance?

Stock selection was the cause of the Portfolio’s better relative performance versus its peer group and benchmark, while asset allocation was a slight detractor. Stock selection was strong in the consumer discretionary, information technology, utilities and materials sectors. However, stock selection detracted in the industrial and financial sectors, as did an overweighting in energy.

In consumer discretionary, the Portfolio benefited from owning home improvement company Lowe’s and auto parts supply company Delphi Automotive, which represented two areas attracting consumer spending. The Portfolio was also rewarded for its sale of Time Warner Cable after a takeover offer and for the purchase of Comcast.

In information technology, the Portfolio benefited from the performance of mature technology companies such as Cisco Systems, Microsoft and Texas Instruments. We also made a well-timed purchase of Google (renamed Alphabet in August), another company that investors considered to be mature due to worries about the slowing of its core desktop search business in favor of mobile search and competitive losses to Facebook. However, improvement in Google’s core business and financial discipline from its new chief financial officer put these fears to rest.

In utilities, NiSource and Pacific Gas and Electric Company (PG&E) provided favorable returns in a weak utility market. PG&E had closure with a final court ruling on a pipeline gas explosion that has been an overhang for the company. It also benefited from a positive regulatory rate case on the electric side of the business, which should allow for above-industry growth.

The majority of the underperformance in industrials and energy can be traced back to the decline in oil prices and disappointing growth in emerging markets. The Portfolio’s holdings that are exposed to oil and gas pricing—such as Marathon Oil, EQT Corporation, Fluor and Pentair—have been hurt as a result of the sharp drop in energy prices since December 2014. Also, the share price of our position in CSX Corporation fell from last year’s highs related to merger talks with Canadian Pacific. While the merger did not materialize, weak macro growth and tepid international trade slowed rail volumes.

What is your outlook?

Although the market is late in the economic cycle, we believe investment opportunities still exist. This cycle appears to be one of extended slow growth, while valuations remain near average levels relative to history. As always, our focus remains on stock selection.

We have maintained the Portfolio’s technology overweighting. While Cisco Systems, Microsoft and Oracle still trade at a discount to the market based on price-to-free-cash-flow due to customers’ cautious IT spending and fears of technology obsolescence, these companies have shown the ability to transition to cloud-based architecture. However, we sold several other technology holdings that were not as successful, including Teradata and NetApp.

In consumer discretionary, automotive sales in the U.S. have exceeded the peak of the last cycle, but motorcycle sales remain 40% below. As a result, we sold some of our Delphi Automotive position in exchange for a new holding in Harley-Davidson.

Valuations are at historically low levels in the energy and materials sectors, while wide valuation spreads provide for ample stock selection opportunities. We believe the supply response from U.S. energy companies to drastically lower rig counts should lead to a better supply and demand balance. However, Saudi Arabia has responded by keeping production high, which has slowed this transition. We have taken advantage of this double dip in energy to add to Weatherford International and Devon Energy. However, we have sold some of the Portfolio’s energy-exposed industrial companies such as Fluor and Pentair and replaced them with UPS (United Parcel Service). UPS has been under pressure from its transition to more of a business-to-consumer model and has faced a couple of challenging holiday shopping seasons. However, we believe a new technology system and pricing should improve operations. The Portfolio continues to hold CSX Corporation due to strong pricing. When volume increases, we anticipate the company will benefit from operating leverage.

In materials, we added Mosaic and Albemarle and sold outperformer Celanese. After five years of good harvests, fertilizer company Mosaic is under pressure. However, we believe its good industry structure should mitigate this downside.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
-3.53%	9.58%	5.81%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP STOCK PORTFOLIO

David C. Francis, CFA and Kurt J. Lauber, CFA, Portfolio Co-Managers

Thrivent Large Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Large Cap Stock Portfolio earned a return of 3.11%, compared with the median return of its peer group, the Lipper Global Large Cap Core category, of -1.36%. The Portfolio’s market benchmark, the MSCI World Large Cap Index-USD Net Returns, earned a return of -0.96%.

What factors affected the Portfolio’s performance?

Strong stock selection was the key driver of the Portfolio’s favorable returns versus its peer group and benchmark during the reporting period. Stocks in the consumer discretionary sector added the most value, led by our positions in Amazon.com, Starbucks, AutoZone, WH Smith and Persimmon. In the media industry, Comcast outperformed, as did Fujifilm Holdings, in leisure equipment and products. Weakness in Las Vegas Sands detracted in the consumer discretionary group. In financials, Blackstone Group outperformed as did Intercontinental Exchange. In the insurance industry, our holdings in Allianz, Direct Line Insurance Group and Amlin all benefited the Portfolio’s relative performance. In the materials sector, which includes commodity-oriented industries, the Portfolio was generally underweighted in the group, which lifted results because the performance of basic commodities was quite poor in the period. That being said, we did have holdings in companies less exposed to basic commodity prices that performed well such as: Celanese and Sumitomo Seika Chemicals in the chemical industry; Oji Holdings and UPM-Kymmene in the paper and forest products industry; and Rexam and BillerudKorsnas in the container and packaging industry. In the utilities sector, holdings in NiSource and Pacific Gas and Electric Company benefited performance. In telecommunications, Freenet performed quite well.

Detractors in the period included an underweighted position in the strongly performing tobacco industry within the consumer staples sector. In the food industry, our position in Nestle did not perform well. Also, the Portfolio had a modest underweighting in the consumer staples sector that detracted from results. The other segment weighing on the Portfolio’s results was energy, where we had a modest overweighting in this poorly performing sector. Additionally, we did not fare well within the energy group because we tended to have less exposure to more defensive, multinational companies than our benchmarks did.

What is your outlook?

Global equity markets in the developed world have been quite strong over the past few years in anticipation of acceleration in economic activity that would lead to a pickup in revenue and earnings growth, validating the sharp price advances. Despite the best efforts of policymakers, particularly central banks, growth momentum continues to moderate. Part of the recent challenge has been the slowdown of growth in China, which is rippling back to other emerging-market and developed economies. Slowing growth is also having a severe negative effect on the commodity sector, with particular weakness in base metals and oil. The fall in oil prices was expected to stimulate demand for other goods, as consumers reaped the benefit of lower prices at the pump. While that ultimately is likely to be the case, the near-term stimulus from lower gas and diesel prices has yet to emerge.

In the developed world, it is difficult to find conditions that are precursors to a recession. In the emerging world, there are elements of the current economic recovery and expansion that are worrisome, specifically, the amount of corporate debt issued over the past decade at a time when revenues and profit margins have been under pressure. We continue to monitor this area for evidence of economic deterioration.

The other wild card is geopolitics, an area fraught with risk, particularly in the Middle East. The elements at play in that region are more significant owing to their proximity to global oil reserves.

In summary, equity markets have priced in a lot of good news, and while economic growth has slowed, it is still positive. The U.S. economy seems to be the most stable, while Europe finally appears to be coming out of its bout of economic malaise. At least in Europe there are significant opportunities to improve revenues, margins and profit growth. Valuations for equity markets are quite full, and the economic recovery is now in its seventh year. This represents an extended period of growth, even if it is more tepid than usual. While we are mindful that opportunities are available, we do have a heightened awareness of risk.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
3.11%	9.06%	5.05%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
^

Effective April 30, 2015, the Portfolio’s benchmark index changed from the Russell Developed Large Cap® Index to the MSCI World Large Cap Index—USD Net Returns. The Adviser made this benchmark change because it believes that this Index is a more appropriate benchmark for the Portfolio. Thus the Russell Developed Large Cap® Index will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2016 and beyond.

*

The Russell Developed Large Cap® Index measures the performance of the investable large-cap securities in developed countries globally. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The MSCI World Large Cap Index—USD Net Returns is an index that represents large cap stocks in 23 developed market countries. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP INDEX PORTFOLIO

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500 Index.

The Portfolio primarily invests in large company common stocks. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Large Cap Index Portfolio earned a return of 1.12%, compared with the median return of its peer group, the Lipper S&P 500 Index Objective category, of 1.01%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 1.38%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition.

Half of the sectors posted positive returns for the year. Consumer discretionary, health care and consumer staples were the best-performing sectors in the market over the past 12 months, posting the most positive returns. Large-cap stocks outperformed small- and mid-cap stocks over the reporting period, since large-cap stocks tend to outperform during periods of increasing market volatility. Utilities, materials and energy delivered the lowest returns for the past 12 months, with energy posting the most negative return for the past year.

What is your outlook?

In the U.S., large-cap stocks outperformed mid-cap and small-cap stocks over the past year. In the last 12 months, the markets have seen an increase in volatility relative to the last few years, particularly during the last quarter of the year. Worldwide, many central banks, particularly in developed markets like Europe and Japan, continue to provide extraordinary monetary stimulus to their respective economies. It’s important for the economic recovery, both domestically and globally, to be sustained, supporting continued profit growth that will validate the advance in stock prices over the last few years. Market multiples are high relative to history. The dollar has appreciated substantially, and is impacting top line revenue growth, particularly for large-cap, multinational companies. While small-cap companies have less direct exposure to the strength in the dollar, there can be a second-order effect as their customers are being impacted. Profit margins are being stressed due to upward pressure on wages as labor markets tighten. We are well into the expansion phase of the current economic recovery and there are signs that suggest some degree of caution is appropriate. Economic risks in the U.S. are low relative to other areas of the global economy. An area we are closely monitoring is emerging economies that have high dependence on commodities.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
1.12%	12.14%	6.95%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT HIGH YIELD PORTFOLIO

Paul J. Ocenasek, CFA, Portfolio Manager

Thrivent High Yield Portfolio seeks to achieve a higher level of income. The Portfolio will also consider growth of capital as a secondary objective.

The Portfolio primarily invests in high-yield, high-risk bonds, notes, debentures and other debt obligations, or preferred stocks. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Bond prices generally fall as interest rates rise. Leveraged loans are subject to numerous risks, including liquidity, credit, declines in the value of collateral underlying them, and detrimental legal actions against them. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent High Yield Portfolio earned a return of -2.69%, compared with the median return of its peer group, the Lipper U.S. High Current Yield category, of -2.84%. The Portfolio’s market benchmark, the Barclays U.S. Corporate High Yield Bond Index, earned a return of -4.47%.

What factors affected the Portfolio’s performance?

Trading in the high-yield market was dominated by developments in China and the oil market. Extending a slide that began midway through 2014, crude oil prices fell to about $37 a barrel by year-end 2015 from a high above $100 in June 2014. The sell off was attributable in part to abundant supplies of oil, but also to reduced demand as China’s once red-hot economy continued to grow more slowly than it had in years past—to a rate of 6.9% in the third quarter, its slowest pace since the 2008 financial crisis. China was a huge consumer of oil and other commodities when it was growing faster and spending heavily on infrastructure. It still is a huge consumer, but its appetite has been curbed.

The slump in oil prices was hard on the high-yield bond market, where energy bonds accounted for about 15% of the market heading into 2015. Energy bonds also were among the sector’s lowest-rated securities. Worried about potential defaults, investors sold energy bonds heavily. Within the Barclay’s index, high-yield bonds issued by oil exploration and production companies posted a return of -35.6%, while oil field services bonds lost 20.9%. Commodities-related bonds also fell sharply, losing 23.7% for the year.

The Portfolio outperformed its Lipper peer group and benchmark index largely because the Portfolio was invested more conservatively. It generally owns securities with higher credit ratings than its peer group or the index, and in 2015, it started the year with an underweighted position in CCC-rated bonds. Those bonds sit at the lower end of the credit-quality scale and include many energy-related bonds. So although the Portfolio’s weighting in energy bonds was largely in line with the index, their overall higher credit quality helped deliver better returns. The Portfolio’s exploration and production company bonds lost 22.7% before expenses, for example, compared with the 35.6% loss for similar bonds in the index. The Portfolio also was helped by maintaining an underweighted position, and higher credit quality, in the metals and mining sector, which also performed poorly.

What is your outlook?

The market’s sell off in 2015 widened the spread between yields on high-yield bonds and comparable-maturity Treasury bonds to about seven percentage points, or 700 basis points, by year-end, up from 480 basis points at year-end 2014. Historically, spreads have exceeded 700 basis points only about 20% of the time. This suggests that values in the high-yield sector, where yields were in the 9% range, had become attractive relative to historical norms by year-end.

We remain cautious nonetheless, not only because oil prices remained weak at year-end, but also because bank-lending standards, according to a Federal Reserve survey, appeared to be tightening. Historically, tighter lending standards have correlated with higher default rates in the high-yield bond market.

As it turns out, default rates actually came in below historical norms in 2015, at about 2.5% globally for high-yield issuers. Still, many investors anticipate that default rates will rise to the 4.5% to 5% range in 2016, with defaults concentrated in the energy, metals and mining sectors.

Despite these negatives, we are mindful that it would take a significant further widening in the yield spread—another couple hundred basis points—to generate negative returns for the entire high-yield market. The U.S. is not in a recession and, historically, spreads have not surged past 700 basis points absent a recession. We expect the economy will continue to grow slowly in 2016, at about the 2% or so rate it has averaged since the recovery began in mid-2009. Under that scenario, we expect that the Portfolio would be able to deliver low-single-digit returns. For that to unfold, however, it will probably be necessary for oil prices to stabilize. If they do not, returns in the high-yield sector could once again be negative.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
-2.69%	5.25%	6.63%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT INCOME PORTFOLIO

Stephen D. Lowe, CFA, Portfolio Manager

Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital.

The Portfolio primarily invests in investment-grade corporate bonds, government bonds, asset-backed securities and mortgage-backed securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Income Portfolio generated a return of -0.68%, compared with the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of -0.36%. The Portfolio’s market benchmark, the Barclays U.S. Aggregate Bond Index, earned a return of 0.55%.

What factors affected the Portfolio’s performance?

The Portfolio invests in a broad cross section of the fixed-income markets, where trading in 2015 was dominated by two factors: expectations that the Federal Reserve would raise short-term interest rates; and a steep slide in oil prices.

The Fed’s widely anticipated move assumed continued growth in the U.S. economy; the anticipation pressured returns in the short end of the bond market even though the Fed did not take action until December. At that time, it raised short-term rates by one-quarter of a percentage point after holding them near 0% for seven years.

The slide in oil prices was linked not only to ample supplies of that commodity but also to slowing economic growth in China, the world’s second-largest economy and a big consumer of energy. Concerns about China’s slowing growth, and the possibility that it might hurt other economies around the globe, divided the fixed-income markets. Bonds with lower credit ratings, particularly in the high-yield market—where many issues are energy-related—fell in price as investors became more risk-averse. Bonds with higher credit ratings generally did much better.

The Portfolio underperformed its benchmark index both because the index incurs no trading or management expenses and because it contains a more conservative mix of assets. The index predominantly holds U.S. Treasury bonds and government agency-issued mortgage-backed securities, for example, and owns no high-yield debt. The Portfolio allocated 15% of its assets to high-yield bonds in 2015. We also believe that, like the index, the Lipper peer group consists of funds that are managed more conservatively, on average, than the Portfolio.

Securitized assets—primarily mortgage-backed securities—were the Portfolio’s best-performing assets in 2015, generating a return before expenses of about 2.7%. Leveraged loans were the next-best performers, earning about 0.2%. However, these two sectors accounted for a relatively small portion of the Portfolio’s total assets in 2015—about 6% and 4%, respectively.

The Portfolio’s investment-grade bonds, accounting for nearly 70% of its total holdings, lost only about 0.1% before expenses, outperforming the -0.68% return of the Barclay’s U.S. Corporate Investment Grade Index.

The Portfolio also outperformed in the high-yield sector, with its securities losing about 0.9% before expenses. By contrast, the Barclays U.S. Corporate High Yield Bond Index lost 4.47%. The Portfolio did better by focusing its holdings at the higher end of the credit-quality spectrum within that sector. Still, that 0.9% loss proved to be a drag on the Portfolio’s performance relative to the Barclay’s U.S. Aggregate Bond Index, which, as noted, contains no high-yield securities.

U.S. Treasury bonds also were a drag on the Portfolio’s performance, losing about 0.5% before expenses. By contrast, the Barclays U.S. Treasury Index earned 0.84%.

What is your outlook?

We expect the U.S. economy to continue growing slowly in 2016. We feel that some volatility in the credit markets is likely if, as anticipated, the Fed continues to raise short-term interest rates at a modest pace. Although valuations in the high-yield sector have fallen, banks are starting to tighten lending standards, which often correlates with an uptick in defaults on high-yield bonds. Accordingly, we expect to remain slightly underweight to our target in that sector and focused on the higher end of the credit-quality spectrum. On a valuation basis, investment-grade corporate bonds look attractive, and we start the year slightly overweighted in that sector.

Assuming spreads on yields between Treasuries and riskier assets stay about where they are, and short- to intermediate-term interest rates rise modestly, as most investors are expecting, the Portfolio should have an opportunity to generate modestly positive returns in 2016.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
-0.68%	4.48%	5.09%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT BOND INDEX PORTFOLIO

Michael G. Landreville, CFA and CPA (inactive), Portfolio Manager

Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Barclays U.S. Aggregate Bond Index.

The Portfolio primarily invests in investment-grade bonds and other debt securities. The value of the Portfolio is influenced by factors impacting the overall market, the debt market in particular, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Collateralized debt obligations are subject to additional risks. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Bond Index Portfolio generated a return of 0.80%, compared with 0.55% for the Portfolio’s market benchmark, the Barclays U.S. Aggregate Bond Index.

What factors affected the Portfolio’s performance?

The Portfolio seeks to replicate the Barclays index in terms of its overall duration and how it allocates assets to each of four sectors of the fixed-income markets: U.S. Treasury securities; other government-related bonds; securitized assets; and corporate bonds. Its returns can differ from those of the index, though, not only because the index incurs no trading or operating expenses, but also by virtue of security selection. The Portfolio cannot invest in every security in the index, and within different sectors of the bond market, the Portfolio’s manager is able to choose securities that may underperform or outperform those in the index.

The Portfolio outperformed its benchmark in 2015 largely due to favorable security selection. It reaped favorable returns in the banking sector, for example, where stricter capital regulations have left banks and other financial services firms with stronger balance sheets and their bonds with less credit risk. The Portfolio also benefited from being underexposed to energy bonds, which were among the market’s worst performers amid a steep slide in oil prices.

The Portfolio’s government-related holdings benefited from strong security selection in the sovereign sector, where it was underweighted in some of the more troubled regions of the world and overweighted in some of the stronger regions, including Canada and Scandinavia.

Accounting for nearly a third of the Portfolio’s holdings, securitized bonds earned about 2.6% before expenses. Treasuries, also about a third of the Portfolio, earned around 0.9%. Corporate bonds, accounting for another quarter of the Portfolio, earned about 0.6%.

Overall, bond market returns in 2015 were impacted by two big developments: the first increase in short-term interest rates by the Federal Reserve since 2006; and slumping prices for oil and other commodities. With the U.S. economy growing for a sixth consecutive year, the Fed had been hinting that it would begin to raise short-term interest rates. It finally acted in December, raising short rates by a quarter of a percentage point. Because bond prices fall when interest rates rise, that increase held down returns at the short end of the yield curve. At the same time, returns at the long end of the curve came under pressure from a variety of factors, including profit-taking after a sharp run-up in 2014, and selling of long-term Treasuries by China in an effort to support the yuan.

China’s currency fell as its economy, the second largest in the world, grew just 6.9% in the third quarter, its slowest rate of growth since 2008. Because China is a major consumer of commodities, that slowing growth rate helped drive down commodities prices, including the price of oil, which fell to about $37 a barrel by year-end after trading above $100 in 2014. This put pressure on lower-credit-quality bonds, including high-yield bonds issued by energy companies, as investors worried about the potential for defaults if commodities prices, and global economic conditions, worsened.

All this turmoil drove investors to favor lower-risk securities over riskier assets, especially in the middle of the yield curve. Two-year Treasuries returned about 0.40% in 2015, and 30-year Treasuries lost about 3.2%, for example, but five-year Treasuries earned around 1.3%, and 10-year Treasuries earned about 0.9%.

What is your outlook?

U.S. employers created approximately 2.6 million new jobs in 2015 after adding 3.1 million in 2014. This marked the largest number of jobs created in a two-year period since the late 1990s. Meanwhile, the unemployment rate fell to 5.0%, half its 10.0% peak in 2009. Despite these strong numbers, the U.S. economy continued to grow slowly—a 2.2% average annual pace through the first three quarters of the year, largely in line with what it has done since the recovery began. Inflation also remained low.

We anticipate the economy will continue to grow slowly in 2016, and that the Fed will push short-term rates modestly higher over the course of the year, perhaps by another half to three-quarters of a percentage point. This assumes that neither the crude oil market nor China’s economy materially worsens.

Under this scenario, we believe that the Portfolio would likely generate modestly positive returns in 2016—not much different from what it did in 2015.

Average Annual Total Returns1

As of December 31, 2015

1-Year	5-Year	10-Year
0.80%	3.53%	4.39%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LIMITED MATURITY BOND PORTFOLIO

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

Thrivent Limited Maturity Bond Portfolio seeks a high level of current income consistent with stability of principal.

The Portfolio primarily invests in investment-grade debt securities. The value of the Portfolio is influenced by factors impacting the overall market, debt securities in particular, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Collateralized debt obligations are subject to additional risks. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Limited Maturity Bond Portfolio earned a return of 0.73%, compared with the median return of its peer group, the Lipper Short-Intermediate Investment Grade Debt category, of 0.31%. The Portfolio’s market benchmark, the Barclays Government/Credit 1-3 Year Bond Index, earned a return of 0.65%.

What factors affected the Portfolio’s performance?

The Portfolio invests primarily in securities maturing within one to three years. In December 2015, after watching the economy expand for six consecutive years, the Federal Reserve raised its target for short-term interest rates a quarter of a percentage point. Anticipation of the Fed’s decision weighed on the bond market throughout the year, pressuring returns at the short end of the yield curve. For the Portfolio, this meant lower returns for its two-year holdings than for its securities maturing in three years or longer.

The Portfolio outperformed its market benchmark in part by adopting an overweighted position in five-year bonds, where yields and returns proved more attractive than they were for two-year bonds. It also benefited from favorable security selection in both the corporate bond and securitized asset sectors.

Securitized assets, which accounted for just over a third of the Portfolio, represented its top-performing asset class, earning about 1.6% before expenses. Within its securitized holdings, the Portfolio benefited from having about 6% of its assets allocated to nonagency residential mortgage-backed securities, which topped all sectors in the Portfolio with a return of about 5.2%.

Corporate bonds, which accounted for about 37% of the Portfolio, earned 1.2%. Most of the Portfolio’s assets in that sector were allocated to investment-grade bonds, where the Portfolio benefited by being underweighted in energy bonds. The Portfolio allocated very few of its assets to high-yield bonds, which were among the market’s worst performers. High-yield bonds issued by energy, metals and mining companies were particularly hard hit due to a sharp slump in commodities prices, which raised the odds that companies in those industries might default on their bond and loan obligations. The slump in commodities prices was attributable both to an increased supply of commodities and to reduced demand, particularly in China, whose economy continues to grow faster than the world’s developed economies, but at a slower pace than it had in years past.

U.S. Treasury bonds, which accounted for around 18% of the Portfolio, earned about 1.1%. Other government-related bonds, accounting for 8% of the Portfolio, earned about 0.9%. The balance of the Portfolio’s holdings was allocated to cash, which was flat.

What is your outlook?

We anticipate continued slow growth in the U.S. and other developed economies in 2016. The outlook for emerging-market economies, including China, has deteriorated as we start 2016. We anticipate that slow growth, a strong dollar and falling commodities prices will keep U.S. inflation pressure low even as labor markets tighten. Interest rates will likely fluctuate in a fairly narrow range around their 2015 levels, perhaps edging slightly higher as the Fed makes additional modest increases in its target for short-term rates. Under this scenario, we feel that the Portfolio would likely generate a modestly positive return once again.

Risks to this outlook center on the Fed and the economy. If the U.S. economy fails to meet expectations, the Fed could decide to forego additional rate hikes in 2016. Because bond prices go down when interest rates go up, this could actually be beneficial for the Portfolio. By contrast, if economic growth spikes, the Fed could decide to push interest rates up faster than anticipated, negatively impacting bond prices and the value of the Portfolio’s holdings. The bond market and the Portfolio also could be hurt if the Fed simply pushes rates too high too fast in the absence of stronger economic growth.

Average Annual Total Returns 1

As of December 31, 2015

1-Year	5-Year	10-Year
0.73%	1.61%	2.83%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	The Barclays Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MONEY MARKET PORTFOLIO

William D. Stouten, Portfolio Manager

Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

The Portfolio invests in high quality, short-term money market instruments. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Credit risk is the risk that an issuer of a debt security may not pay its debt. Low or declining short-term interest rates can negatively impact the Portfolio. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The Portfolio could experience a loss when selling portfolio securities to meet redemption requests.

How did the Portfolio perform during the 12-month period ended December 31, 2015?

Thrivent Money Market Portfolio produced a 0.00% return during the period, just under the 0.01% median net return reported by its peer group, the Lipper Money Market category.

What factors affected the Portfolio’s performance?

Money market funds generated negligible returns for a sixth consecutive year as the Federal Reserve kept short-term interest rates low to support the economy. In December, the Fed raised its target range for the federal funds rate—the rate at which banks borrow from each other overnight—to between 0.25% and 0.50%, up a quarter of a percentage point from a 0% to 0.25% range. This widely followed benchmark sets the tone for short-term interest rates across the credit markets, and even with the Fed’s move is still extraordinarily low by historical standards. Nonetheless, the move signaled new confidence by the Fed that the U.S. economy has strengthened enough since the 2008 financial crisis to withstand a more normalized interest-rate environment.

With yields on short-term securities hovering just above their historic lows, it remained difficult for money market funds to generate positive returns after accounting for trading and operating expenses. As it has done for the past several years, the Portfolio’s investment adviser continued to waive fees on the Portfolio to ensure that investors would not experience a negative return.

In last year’s annual report, we noted that the Securities and Exchange Commission (SEC) in 2014 had adopted new rules for money market funds that would be phased in over time, with final implementation on October 14, 2016. The rules vary depending on whether the fund is a “prime” fund investing primarily in corporate debt securities, or a “government” fund investing only in government securities. The rules also vary depending on whether the fund is an institutional fund catering to institutional investors, or a retail fund catering only to “natural persons.”

The new rules will require institutional prime funds to adopt floating net asset values (NAVs) beginning October 14, 2016, rather than maintain a constant NAV of $1 per share, which has been the industry norm. They also will require nongovernment funds to impose redemption fees—and temporarily suspend redemptions through the use of redemption “gates”—during periods of extreme market volatility. Government funds are not subject to any of these more-onerous restrictions, however, whether they are retail or institutional funds.

Thrivent Money Market Portfolio is currently a prime fund. To continue qualifying as a prime retail fund, all account owners would have to be “natural persons” as defined by the SEC. Since not all account owners in the Portfolio fit that definition, and because retail prime funds would subject account owners to liquidity fees and gates, Thrivent Financial has decided to convert the Portfolio from a prime fund to a government fund on February 1, 2016. As a result, account owners will not be subject to the risks of liquidity fees, redemption gates, or a floating NAV.

In anticipation of this change, the Portfolio began restructuring its investment portfolio in 2015, increasing the percentage of government obligations in the Portfolio to approximately 68% from about 30% at the end of 2014. The increased allocation to government securities did not affect the Portfolio’s net yield, or return to account owners, in 2015.

In a higher interest-rate environment, the Portfolio can expect to have a lower net yield as a government money market fund than it would have had as a prime fund. However, Portfolio account owners will benefit from enhanced levels of security knowing that all of the Portfolio’s holdings are backed by the full faith and credit of the federal government.

What is your outlook?

As 2015 drew to a close, Federal Reserve officials were indicating that they expect to implement additional rate hikes in 2016. Recent weak economic news has increased doubts about the timing and extent of those hikes. Nevertheless, the Fed’s forecast still suggests the federal funds rate will reach 1.0% by year-end 2016. A federal funds rate of 0.75% or higher would allow the Portfolio to begin delivering a positive return to investors. Regardless of the interest rate environment, we will, as always, continue to invest in a manner designed to meet the Portfolio’s primary objectives of safety and liquidity.

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share,

it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns 1

As of December 31, 2015

1-Year	5-Year	10-Year
0.00%	0.00%	1.32%

Money Market Portfolio Yields *

As of December 31, 2015

Portfolio
7-Day Yield	0.00%
7-Day Yield Gross of Waivers	-0.15%
7-Day Effective Yield	0.00%
7-Day Effective Yield Gross of Waivers	-0.15%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit Thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	Seven-day yields of Thrivent Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving or reimbursing certain expenses associated with the Portfolio. Yields are subject to daily fluctuation and should not be considered an indication of future results.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company, and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period 7/1/2015 -12/31/2015*	Annualized Expense Ratio
Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$962	$2.89	0.58%
Hypothetical**	$1,000	$1,022	$2.98	0.58%
Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$968	$2.38	0.48%
Hypothetical**	$1,000	$1,023	$2.44	0.48%
Thrivent Moderate Allocation Portfolio
Actual	$1,000	$976	$2.29	0.46%
Hypothetical**	$1,000	$1,023	$2.34	0.46%
Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$983	$2.31	0.46%
Hypothetical**	$1,000	$1,023	$2.35	0.46%
Thrivent Growth and Income Plus Portfolio
Actual	$1,000	$975	$3.98	0.80%
Hypothetical**	$1,000	$1,021	$4.08	0.80%
Thrivent Balanced Income Plus Portfolio
Actual	$1,000	$979	$3.33	0.67%
Hypothetical**	$1,000	$1,022	$3.40	0.67%
Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$983	$2.44	0.49%
Hypothetical**	$1,000	$1,023	$2.49	0.49%
Thrivent Opportunity Income Plus Portfolio
Actual	$1,000	$987	$3.63	0.72%
Hypothetical**	$1,000	$1,022	$3.69	0.72%
Thrivent Partner Healthcare Portfolio
Actual	$1,000	$929	$4.53	0.93%
Hypothetical**	$1,000	$1,021	$4.75	0.93%

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period 7/1/2015 -12/31/2015*	Annualized Expense Ratio
Thrivent Partner Emerging Markets Equity Portfolio
Actual	$1,000	$856	$6.55	1.40%
Hypothetical**	$1,000	$1,018	$7.12	1.40%
Thrivent Real Estate Securities Portfolio
Actual	$1,000	$1,091	$4.84	0.92%
Hypothetical**	$1,000	$1,021	$4.68	0.92%
Thrivent Small Cap Stock Portfolio
Actual	$1,000	$907	$3.55	0.74%
Hypothetical**	$1,000	$1,021	$3.76	0.74%
Thrivent Small Cap Index Portfolio
Actual	$1,000	$940	$1.41	0.29%
Hypothetical**	$1,000	$1,024	$1.47	0.29%
Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$990	$3.38	0.67%
Hypothetical**	$1,000	$1,022	$3.43	0.67%
Thrivent Mid Cap Index Portfolio
Actual	$1,000	$937	$1.56	0.32%
Hypothetical**	$1,000	$1,024	$1.63	0.32%
Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$943	$4.47	0.91%
Hypothetical**	$1,000	$1,021	$4.65	0.91%
Thrivent Partner All Cap Portfolio
Actual	$1,000	$969	$4.47	0.90%
Hypothetical**	$1,000	$1,021	$4.58	0.90%
Thrivent Large Cap Growth Portfolio
Actual	$1,000	$1,046	$2.25	0.44%
Hypothetical**	$1,000	$1,023	$2.22	0.44%
Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$1,034	$4.36	0.85%
Hypothetical**	$1,000	$1,021	$4.33	0.85%
Thrivent Large Cap Value Portfolio
Actual	$1,000	$953	$3.14	0.64%
Hypothetical**	$1,000	$1,022	$3.25	0.64%
Thrivent Large Cap Stock Portfolio
Actual	$1,000	$986	$3.31	0.66%
Hypothetical**	$1,000	$1,022	$3.38	0.66%
Thrivent Large Cap Index Portfolio
Actual	$1,000	$1,000	$1.30	0.26%
Hypothetical**	$1,000	$1,024	$1.32	0.26%
Thrivent High Yield Portfolio
Actual	$1,000	$944	$2.19	0.45%
Hypothetical**	$1,000	$1,023	$2.28	0.45%
Thrivent Income Portfolio
Actual	$1,000	$993	$2.20	0.44%
Hypothetical**	$1,000	$1,023	$2.23	0.44%
Thrivent Bond Index Portfolio
Actual	$1,000	$1,007	$2.38	0.47%
Hypothetical**	$1,000	$1,023	$2.40	0.47%
Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$998	$2.23	0.44%
Hypothetical**	$1,000	$1,023	$2.26	0.44%

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period 7/1/2015 -12/31/2015*	Annualized Expense Ratio
Thrivent Money Market Portfolio
Actual	$1,000	$1,000	$1.17	0.23%
Hypothetical**	$1,000	$1,024	$1.18	0.23%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the Thrivent Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments of Thrivent Partner Healthcare Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Small Cap Stock Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Bond Index Portfolio, and Thrivent Money Market Portfolio, and the summary schedules of investments of Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio, Thrivent Moderately Conservative Allocation Portfolio, Thrivent Growth and Income Plus Portfolio, Thrivent Balanced Income Plus Portfolio, Thrivent Diversified Income Plus Portfolio, Thrivent Opportunity Income Plus Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio, Thrivent High Yield Portfolio, Thrivent Income Portfolio, and Thrivent Limited Maturity Bond Portfolio (collectively constituting Thrivent Series Fund, Inc.) (hereafter collectively referred to as the “Funds”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, agent banks, transfer agent and brokers provides a reasonable basis for our opinion.

February 18, 2016

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

			% of Net
Shares	Common Stock (55.6%)	Value	Assets
Consumer Discretionary (9.1%)
15,246	Amazon.com, Inc.[a,b]	$10,304,619	1.1%
5,110	AutoZone, Inc.[a]	3,791,160	0.4%
73,078	Comcast Corporation[b]	4,123,792	0.4%
44,260	Home Depot, Inc.	5,853,385	0.6%
95,560	NIKE, Inc.	5,972,500	0.6%
100,010	Starbucks Corporation	6,003,600	0.6%
	Other Securities^	51,504,572	5.4%

	Total	87,553,628

Consumer Staples (1.6%)
	Other Securities^	15,822,788	1.6%

	Total	15,822,788

Energy (6.6%)
65,340	Baker Hughes, Inc.	3,015,441	0.3%
54,130	Cameron International Corporation[a]	3,421,016	0.4%
74,190	Chevron Corporation	6,674,132	0.7%
78,116	EOG Resources, Inc.	5,529,832	0.6%
86,781	EQT Corporation	4,523,894	0.5%
101,800	Marathon Petroleum Corporation	5,277,312	0.5%
146,780	Suncor Energy, Inc. ADR	3,786,924	0.4%
448,056	Weatherford International, Ltd.[a]	3,759,190	0.4%
	Other Securities^	27,609,275	2.8%

	Total	63,597,016

Financials (7.6%)
18,319	Intercontinental Exchange, Inc.	4,694,427	0.5%
48,583	J.P. Morgan Chase & Company	3,207,935	0.3%
	Other Securities^	65,764,609	6.8%

	Total	73,666,971

Health Care (8.3%)
97,380	Abbott Laboratories	4,373,336	0.4%
20,524	Allergan plc[a]	6,413,750	0.7%
73,288	Cerner Corporation[a]	4,409,739	0.4%
53,208	Gilead Sciences, Inc.	5,384,118	0.6%
83,133	Mylan NVa	4,495,001	0.5%
31,937	Teleflex, Inc.	4,198,119	0.4%
35,766	Vertex Pharmaceuticals, Inc.[a]	4,500,436	0.5%
	Other Securities^	46,652,980	4.8%

	Total	80,427,479

Industrials (6.2%)
101,500	Delta Air Lines, Inc.	5,145,035	0.5%
	Other Securities^	55,255,460	5.7%

	Total	60,400,495

Information Technology (13.3%)
7,973	Alphabet, Inc., Class Aa	6,203,074	0.6%
7,947	Alphabet, Inc., Class Ca	6,030,819	0.6%
103,044	Apple, Inc.[b]	10,846,411	1.1%
137,620	EMC Corporation	3,534,082	0.4%
106,910	Facebook, Inc.[a]	11,189,201	1.2%
154,490	Microsoft Corporation	8,571,105	0.9%
100,804	PayPal Holdings, Inc.[a]	3,649,105	0.4%
74,740	Salesforce.com, Inc.[a]	5,859,616	0.6%
101,660	Visa, Inc.	7,883,733	0.8%
	Other Securities^	65,300,891	6.7%

	Total	129,068,037

Materials (1.9%)
	Other Securities^	18,209,692	1.9%

	Total	18,209,692

Telecommunications Services (0.3%)
	Other Securities^	2,659,015	0.3%

	Total	2,659,015

Utilities (0.7%)
	Other Securities^	6,968,523	0.7%

	Total	6,968,523

	Total Common Stock (cost $493,493,453)	538,373,644

	Registered Investment Companies (32.5%)
Affiliated Equity Holdings (28.2%)
3,449,494	Thrivent Large Cap Stock Portfolio	40,107,608	4.2%
2,929,577	Thrivent Large Cap Value Portfolio	45,459,708	4.7%
2,971,037	Thrivent Mid Cap Stock Portfolio	49,700,986	5.1%
11,767,231	Thrivent Partner Worldwide Allocation Portfolio	105,949,793	11.0%
1,990,971	Thrivent Small Cap Stock Portfolio	30,912,419	3.2%

	Total	272,130,514

Affiliated Fixed Income Holdings (2.6%)
1,670,643	Thrivent High Yield Portfolio	7,480,973	0.8%
451,985	Thrivent Income Portfolio	4,443,283	0.4%
920,880	Thrivent Limited Maturity Bond Portfolio	8,953,804	0.9%
462,991	Thrivent Opportunity Income Plus Portfolio	4,541,113	0.5%

	Total	25,419,173

Equity Funds/ETFs (1.7%)
21,755	iShares Russell 2000 Growth Index Fund	3,032,865	0.3%
141,420	SPDR Euro Stoxx 50 ETF	4,869,091	0.5%
24,024	SPDR S&P 500 ETF Trust	4,898,253	0.5%
	Other Securities^	3,922,282	0.4%

	Total	16,722,491

	Total Registered Investment Companies (cost $317,047,103)	314,272,178

Principal
Amount	Long-Term Fixed Income (2.5%)
Asset-Backed Securities (0.1%)
	Other Securities^	452,150	0.1%

	Total	452,150

Collateralized Mortgage Obligations (<0.1%)
	Other Securities^	267,244	<0.1%

	Total	267,244

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (2.5%)	Value	% of Net Assets
Mortgage-Backed Securities (1.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
$875,000	3.000%, 1/1/2031[c]	$901,665	0.1%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
875,000	4.000%, 1/1/2046[c]	924,338	0.1%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
900,000	3.500%, 1/1/2030[c]	942,504	0.1%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,975,000	3.500%, 1/1/2046[c]	6,164,546	0.6%
3,400,000	4.000% - 4.500%, 1/1/2046[c]	3,631,967	0.4%

	Total	12,565,020

U.S. Government and Agencies (1.1%)
	Tennessee Valley Authority
165,000	5.250%, 9/15/2039	198,313	<0.1%
	U.S. Treasury Notes
2,800,000	3.625%, 2/15/2044	3,149,782	0.3%
6,140,000	0.625% - 2.250%, 10/15/2016 - 11/15/2024	6,129,377	0.7%
1,337,570	U.S. Treasury Notes, TIPS 0.125%, 4/15/2018	1,334,992	0.1%

	Total	10,812,464

	Total Long-Term Fixed Income (cost $23,880,258)	24,096,878

Shares or Principal Amount	Short-Term Investments (10.7%)[d]
	Federal Home Loan Bank Discount Notes
11,300,000	0.100%, 1/4/2016	11,299,906	1.2%
5,000,000	0.100%, 1/5/2016	4,999,944	0.5%
5,000,000	0.115%, 1/8/2016	4,999,888	0.5%
4,000,000	0.110%, 1/11/2016	3,999,878	0.4%
3,000,000	0.100%, 1/12/2016	2,999,908	0.3%
6,000,000	0.110%, 1/13/2016	5,999,780	0.6%
4,000,000	0.130%, 1/15/2016	3,999,798	0.4%
8,000,000	0.250%, 2/12/2016	7,997,667	0.9%
8,000,000	0.260%, 2/19/2016	7,997,169	0.8%
6,500,000	0.105% - 0.355%, 1/6/2016 - 3/14/2016	6,497,494	0.7%
	Federal Home Loan Mortgage Corporation Discount Notes
3,700,000	0.230%, 1/27/2016[b]	3,699,385	0.4%
4,000,000	0.200%, 2/17/2016[b]	3,998,955	0.4%
100,000	0.105%, 1/6/2016	99,999	<0.1%
	Federal National Mortgage Association Discount Notes
3,250,000	0.100%, 1/8/2016[b]	3,249,937	0.3%
31,326,929	Thrivent Cash Management Trust 0.220%	31,326,929	3.3%

	Total Short-Term Investments (at amortized cost)	103,166,637

	Total Investments (cost $937,587,451) 101.3%	$979,909,337

	Other Assets and Liabilities, Net (1.3%)	(12,350,814)

	Total Net Assets 100.0%	$967,558,523

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$100,197,773
Gross unrealized depreciation	(61,625,155)

Net unrealized appreciation (depreciation)	$38,572,618

Cost for federal income tax purposes	$941,336,719

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	87,553,628	86,288,843	1,264,785	—
Consumer Staples	15,822,788	14,712,420	1,110,368	—
Energy	63,597,016	63,368,187	228,829	—
Financials	73,666,971	71,149,480	2,517,491	—
Health Care	80,427,479	79,720,414	707,065	—
Industrials	60,400,495	59,157,986	1,242,509	—
Information Technology	129,068,037	128,532,314	535,723	—
Materials	18,209,692	17,595,142	614,550	—
Telecommunications Services	2,659,015	2,074,619	584,396	—
Utilities	6,968,523	6,759,485	209,038	—
Registered Investment Companies
Affiliated Equity Holdings	272,130,514	272,130,514	—	—
Affiliated Fixed Income Holdings	25,419,173	25,419,173	—	—
Equity Funds/ETFs	16,722,491	16,722,491	—	—
Long-Term Fixed Income
Asset-Backed Securities	452,150	—	452,150	—
Collateralized Mortgage Obligations	267,244	—	267,244	—
Mortgage-Backed Securities	12,565,020	—	12,565,020	—
U.S. Government and Agencies	10,812,464	—	10,812,464	—
Short-Term Investments	103,166,637	31,326,929	71,839,708	—

Total	$979,909,337	$874,957,997	$104,951,340	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	3,039,780	3,039,780	—	—

Total Asset Derivatives	$3,039,780	$3,039,780	$—	$—

Liability Derivatives
Futures Contracts	421,507	421,507	—	—

Total Liability Derivatives	$421,507	$421,507	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table presents Aggressive Allocation Portfolio’s futures contracts held as of December 31, 2015. Investments and/or cash totaling $16,750,679 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(20)	March 2016	($4,350,563)	($4,344,687)	$5,876
5-Yr. U.S. Treasury Bond Futures	30	March 2016	3,555,327	3,549,609	(5,718)
10-Yr. U.S. Treasury Bond Futures	12	March 2016	1,515,225	1,510,875	(4,350)
30-Yr. U.S. Treasury Bond Futures	(5)	March 2016	(767,875)	(768,750)	(875)
CME E-mini NASDAQ 100 Index	(745)	March 2016	(68,682,296)	(68,357,474)	324,822
Eurex Euro STOXX 50 Index	1,562	March 2016	54,200,597	55,542,606	1,342,009
ICE mini MSCI EAFE Index	436	March 2016	36,304,456	37,020,760	716,304
NYBOT NYF mini Russell 2000 Index	(94)	March 2016	(10,736,454)	(10,636,100)	100,354
S&P 400 Index Mini-Futures	(688)	March 2016	(96,413,302)	(95,872,800)	540,502
S&P 500 Futures	301	March 2016	153,574,414	153,163,850	(410,564)
Ultra Long Term U.S. Treasury Bond Futures	8	March 2016	1,259,587	1,269,500	9,913
Total Futures Contracts					$2,618,273

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$15,789
Total Interest Rate Contracts		15,789
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,023,991
Total Equity Contracts		3,023,991

Total Asset Derivatives		$3,039,780

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	10,943
Total Interest Rate Contracts		10,943
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	410,564
Total Equity Contracts		410,564

Total Liability Derivatives		$421,507

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	5,523,625
Total Equity Contracts		5,523,625
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(47,258)
Total Interest Rate Contracts		(47,258)

Total		$5,476,367

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(603,097)
Total Interest Rate Contracts		(603,097)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	933,562
Total Equity Contracts		933,562

Total		$330,465

The following table presents Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$444,113,359	46.3%
Interest Rate Contracts	28,509,800	3.0

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Opportunity Income Plus	$4,542,552	$156,037	$—	462,991	$4,541,113	$155,978
Partner Small Cap Value	20,049,563	1,675,101	19,991,266	—	—	194,704
Small Cap Stock	31,911,232	4,338,403	—	1,990,971	30,912,419	144,359
Partner Mid Cap Value	30,716,459	3,777,077	30,111,360	—	—	170,655
Mid Cap Stock	49,659,992	5,682,366	—	2,971,037	49,700,986	296,119
Partner Worldwide
Allocation	106,787,106	2,726,230	—	11,767,231	105,949,793	2,726,230
Large Cap Value	47,124,226	1,989,635	—	2,929,577	45,459,708	602,737
Large Cap Stock	38,896,156	3,466,177	—	3,449,494	40,107,608	469,824
High Yield	5,644,416	2,908,276	424,377	1,670,643	7,480,973	399,233
Income	4,473,519	264,766	—	451,985	4,443,283	165,222
Limited Maturity Bond	7,337,690	2,021,544	318,283	920,880	8,953,804	139,856
Cash Management Trust-Collateral Investment	241,100	556,873	797,973	—	—	1,547
Cash Management Trust-Short Term Investment	—	32,354,566	1,027,637	31,326,929	31,326,929	370,149
Total Value and Income Earned	$347,384,011				$328,876,616	$5,836,613

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (1.3%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$4,467,421	0.1%

	Total	4,467,421

Capital Goods (<0.1%)
	Other Securities^	1,383,061	<0.1%

	Total	1,383,061

Communications Services (0.6%)
	Other Securities^	27,188,745	0.6%

	Total	27,188,745

Consumer Cyclical (0.2%)
	Other Securities^	11,985,485	0.2%

	Total	11,985,485

Consumer Non-Cyclical (0.1%)
	Other Securities^	5,458,133	0.1%

	Total	5,458,133

Energy (0.1%)
	Other Securities^	3,878,353	0.1%

	Total	3,878,353

Financials (0.1%)
	Other Securities^	3,494,301	0.1%

	Total	3,494,301

Technology (0.1%)
	Other Securities^	4,021,234	0.1%

	Total	4,021,234

Transportation (<0.1%)

	Other Securities^	1,350,122	<0.1%

	Total	1,350,122

Utilities (<0.1%)
	Other Securities^	1,634,916	<0.1%

	Total	1,634,916

	Total Bank Loans (cost $71,557,760)	64,861,771

Shares	Common Stock (41.8%)
Consumer Discretionary (6.3%)
51,212	Amazon.com, Inc.[a]	34,613,679	0.7%
337,496	Comcast Corporation	19,044,899	0.4%
148,720	Home Depot, Inc.	19,668,220	0.4%
321,840	NIKE, Inc.	20,115,000	0.4%
335,990	Starbucks Corporation	20,169,480	0.4%
	Other Securities^	196,040,234	4.0%

	Total	309,651,512

Consumer Staples (1.4%)
	Other Securities^	67,320,797	1.4%

	Total	67,320,797

Energy (5.2%)
245,460	Cameron International Corporation[a]	15,513,072	0.3%
337,900	Chevron Corporation	30,397,484	0.6%
312,272	EOG Resources, Inc.	22,105,735	0.5%
346,611	EQT Corporation	18,068,831	0.4%
382,100	Marathon Petroleum Corporation	19,808,064	0.4%
1,876,770	Weatherford International, Ltd.[a]	15,746,100	0.3%
	Other Securities^	132,526,951	2.7%

	Total	254,166,237

Financials (6.7%)
318,197	Citigroup, Inc.	16,466,695	0.4%
69,309	Intercontinental Exchange, Inc.	17,761,124	0.4%
	Other Securities^	294,468,873	5.9%

	Total	328,696,692

Health Care (5.8%)
69,186	Allergan plc[a]	21,620,625	0.4%
178,635	Gilead Sciences, Inc.	18,076,076	0.4%
119,124	Vertex Pharmaceuticals, Inc.[a]	14,989,373	0.3%
	Other Securities^	226,962,072	4.7%

	Total	281,648,146

Industrials (4.6%)
345,750	Delta Air Lines, Inc.	17,526,068	0.4%
	Other Securities^	207,513,027	4.2%

	Total	225,039,095

Information Technology (9.3%)
27,443	Alphabet, Inc., Class Aa	21,350,928	0.4%
31,387	Alphabet, Inc., Class Ca	23,818,967	0.5%
348,746	Apple, Inc.[b]	36,709,004	0.8%
361,820	Facebook, Inc.[a]	37,868,081	0.8%
649,230	Microsoft Corporation	36,019,280	0.7%
254,540	Salesforce.com, Inc.[a]	19,955,936	0.4%
341,780	Visa, Inc.	26,505,039	0.6%
	Other Securities^	253,423,967	5.1%

	Total	455,651,202

Materials (1.6%)
	Other Securities^	76,845,933	1.6%

	Total	76,845,933

Telecommunications Services (0.2%)
	Other Securities^	11,486,669	0.2%

	Total	11,486,669

Utilities (0.7%)
	Other Securities^	36,571,091	0.7%

	Total	36,571,091

	Total Common Stock (cost $1,905,204,349)	2,047,077,374

	Registered Investment Companies (36.3%)
Affiliated Equity Holdings (28.6%)
24,425,365	Thrivent Large Cap Stock Portfolio	283,996,164	5.8%
20,124,267	Thrivent Large Cap Value Portfolio	312,278,320	6.4%
16,750,392	Thrivent Mid Cap Stock Portfolio	280,208,930	5.7%
48,917,066	Thrivent Partner Worldwide Allocation Portfolio	440,439,482	9.0%
5,277,294	Thrivent Small Cap Stock Portfolio	81,936,849	1.7%

	Total	1,398,859,745

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Shares	Registered Investment Companies (36.3%)	Value	% of Net Assets
Affiliated Fixed Income Holdings (5.7%)
10,271,632	Thrivent High Yield Portfolio	$45,995,339	0.9%
14,694,354	Thrivent Income Portfolio	144,454,320	3.0%
9,308,662	Thrivent Limited Maturity Bond Portfolio	90,509,050	1.8%

	Total	280,958,709

Equity Funds/ETFs (1.1%)
10,220	iShares MSCI EAFE Index Fund	600,425	<0.1%
25,911	iShares Russell 2000 Growth Index Fund[c]	3,612,252	0.1%
51,228	iShares Russell 2000 Index Fund[c]	5,763,662	0.1%
475,230	SPDR Euro Stoxx 50 ETF	16,362,169	0.3%
108,738	SPDR S&P 500 ETF Trust[c]	22,170,591	0.5%
	Other Securities^	5,726,874	0.1%

	Total	54,235,973

Fixed Income Funds/ETFs (0.9%)
35,000	iShares Barclays 1-3 Year Credit Bond Fund	3,661,000	0.1%
273,700	iShares iBoxx $ High Yield Corporate Bond ETF	22,054,746	0.4%
161,800	iShares iBoxx $ Investment Grade Corporate Bond ETF	18,446,818	0.4%

	Total	44,162,564

	Total Registered Investment Companies (cost $1,663,929,010)	1,778,216,991

Principal Amount	Long-Term Fixed Income (13.8%)
Asset-Backed Securities (0.5%)
	U.S. Small Business Administration
$525,660	3.191%, 3/10/2024	545,913	<0.1%
	Other Securities^	24,723,493	0.5%

	Total	25,269,406

Basic Materials (0.1%)
	Other Securities^	3,655,834	0.1%

	Total	3,655,834

Capital Goods (0.2%)

	Other Securities^	8,424,822	0.2%

	Total	8,424,822

Collateralized Mortgage Obligations (0.8%)
	Federal Home Loan Mortgage Corporation
1,450,907	3.000%, 2/15/2033[d]	178,512	<0.1%
	Federal National Mortgage Association
2,964,241	3.500%, 1/25/2033[d]	399,161	<0.1%
	Other Securities^	33,679,460	0.8%

	Total	34,257,133

Commercial Mortgage-Backed Securities (0.5%)
	Federal National Mortgage Association
358,139	1.272%, 1/25/2017	358,153	<0.1%
	Other Securities^	26,401,225	0.5%

	Total	26,759,378

Communications Services (0.5%)

	Other Securities^	25,093,662	0.5%

	Total	25,093,662

Consumer Cyclical (0.3%)
	Other Securities^	12,782,868	0.3%

	Total	12,782,868

Consumer Non-Cyclical (0.4%)
	Other Securities^	22,015,248	0.4%

	Total	22,015,248

Energy (0.3%)
	Other Securities^	15,188,250	0.3%

	Total	15,188,250

Financials (1.1%)
	Other Securities^	52,457,413	1.1%

	Total	52,457,413

Foreign Government (<0.1%)
	Other Securities^	645,133	<0.1%

	Total	645,133

Mortgage-Backed Securities (4.7%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
15,800,000	3.000%, 1/1/2031[e]	16,281,483	0.3%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
12,300,000	4.000%, 1/1/2046[e]	12,993,555	0.3%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
17,300,000	3.500%, 1/1/2030[e]	18,117,027	0.4%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
94,375,000	3.500%, 1/1/2046[e]	97,368,877	2.0%
44,000,000	4.000%, 1/1/2046[e]	46,559,564	1.0%
33,339,000	4.500%, 1/1/2046[e]	36,001,953	0.7%
3,047,039	1.728% - 2.069%, 7/1/2043 - 8/1/2043[f]	3,108,062	<0.1%

	Total	230,430,521

Technology (0.2%)
	Other Securities^	11,441,745	0.2%

	Total	11,441,745

Transportation (0.1%)
	Other Securities^	3,225,970	0.1%

	Total	3,225,970

U.S. Government and Agencies (3.8%)
	Federal National Mortgage Association
405,000	6.250%, 5/15/2029	549,088	<0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (13.8%)	Value	% of Net Assets
U.S. Government and Agencies (3.8%) - continued
	Tennessee Valley Authority
$390,000	5.250%, 9/15/2039	$468,739	<0.1%
	U.S. Treasury Bonds
34,845,000	3.000%, 5/15/2042	35,060,063	0.7%
9,100,000	4.375% - 6.500%, 11/15/2026 - 5/15/2040	12,174,990	0.3%
	U.S. Treasury Bonds, TIPS
2,471,437	0.125% - 2.375%, 4/15/2019 - 2/15/2042	2,416,500	<0.1%
	U.S. Treasury Notes
23,330,000	1.875%, 6/30/2020	23,493,123	0.5%
14,300,000	3.625%, 2/15/2044	16,086,385	0.3%
33,320,000	0.250% - 2.250%,
	2/29/2016 - 11/15/2024	33,201,479	0.7%
	U.S. Treasury Notes, TIPS
29,838,100	0.125%, 4/15/2018	29,780,602	0.6%
36,296,192	0.125%, 1/15/2023	34,800,390	0.7%
614,741	0.125%, 1/15/2022	595,715	<0.1%

	Total	188,627,074

Utilities (0.3%)
	Other Securities^	14,135,515	0.3%

	Total	14,135,515

	Total Long-Term Fixed Income (cost $677,640,086)	674,409,972

Shares	Collateral Held for Securities Loaned (1.6%)
80,456,520	Thrivent Cash Management Trust	80,456,520	1.6%

	Total Collateral Held for Securities Loaned (cost $80,456,520)	80,456,520

Shares or Principal Amount	Short-Term Investments (11.4%)[g]
	Federal Home Loan Bank Discount Notes
35,855,000	0.099%, 1/4/2016	35,854,705	0.7%
15,000,000	0.100%, 1/5/2016	14,999,833	0.3%
33,700,000	0.102%, 1/6/2016	33,699,522	0.7%
38,400,000	0.103%, 1/8/2016	38,399,228	0.8%
15,000,000	0.105%, 1/11/2016	14,999,563	0.3%
23,800,000	0.159%, 1/13/2016	23,798,737	0.5%
24,905,000	0.118%, 1/21/2016	24,903,365	0.5%
20,000,000	0.116%, 1/22/2016	19,998,644	0.4%
33,230,000	0.206%, 2/3/2016	33,223,732	0.7%
20,739,000	0.276%, 2/24/2016	20,730,421	0.4%
25,000,000	0.365%, 3/16/2016	24,980,990	0.5%
100,387,000	0.100% - 0.370%, 1/12/2016 - 3/21/2016	100,357,523	2.1%
	Federal Home Loan Mortgage Corporation Discount Notes
26,000,000	0.200%, 2/17/2016[b]	25,993,211	0.5%
8,600,000	0.105% - 0.230%, 1/6/2016 - 1/27/2016[b]	8,598,723	0.2%
	Federal National Mortgage Association Discount Notes
20,900,000	0.064% - 0.230%, 1/8/2016 - 2/16/2016[b,h]	20,897,031	0.5%
	U.S. Treasury Bills
100,000	0.205%, 2/25/2016[h]	99,969	<0.1%
	Thrivent Cash Management Trust
108,913,011	0.220%	108,913,011	2.2%
	Other Securities^	6,499,676	0.1%

	Total Short-Term Investments (at amortized cost)	556,947,884

	Total Investments (cost $4,955,735,609) 106.2%	$5,201,970,512

	Other Assets and Liabilities, Net (6.2%)	(303,891,893)

	Total Net Assets 100.0%	$4,898,078,619

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c	All or a portion of the security is on loan.
d	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	At December 31, 2015, $199,964 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

Moderately Aggressive Allocation Portfolio held restricted securities as of December 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2015, the value of these investments was $25,334,861 or 0.5% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Portfolio as of December 31, 2015:

Securities Lending Transactions
Taxable Debt Security	$2,903,163
Common Stock	75,316,256

Total lending	$78,219,419
Gross amount payable upon return of collateral for securities loaned	$80,456,520

Net amounts due to counterparty	$2,237,101

Definitions:

ETF	-	Exchange Traded Fund.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$440,386,640
Gross unrealized depreciation	(209,132,669)

Net unrealized appreciation (depreciation)	$231,253,971

Cost for federal income tax purposes	$4,970,716,541

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Moderately Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	4,467,421	—	3,687,207	780,214
Capital Goods	1,383,061	—	1,383,061	—
Communications Services	27,188,745	—	25,144,873	2,043,872
Consumer Cyclical	11,985,485	—	11,985,485	—
Consumer Non-Cyclical	5,458,133	—	5,458,133	—
Energy	3,878,353	—	2,101,380	1,776,973
Financials	3,494,301	—	3,494,301	—
Technology	4,021,234	—	4,002,116	19,118
Transportation	1,350,122	—	1,350,122	—
Utilities	1,634,916	—	1,634,916	—
Common Stock
Consumer Discretionary	309,651,512	305,351,059	4,300,453	—
Consumer Staples	67,320,797	63,502,639	3,818,158	—
Energy	254,166,237	253,399,489	766,748	—
Financials	328,696,692	320,270,375	8,426,317	—
Health Care	281,648,146	279,219,644	2,428,502	—
Industrials	225,039,095	220,637,768	4,401,327	—
Information Technology	455,651,202	453,808,709	1,842,493	—
Materials	76,845,933	74,560,600	2,285,333	—
Telecommunications Services	11,486,669	9,508,244	1,978,425	—
Utilities	36,571,091	35,878,385	692,706	—
Registered Investment Companies
Affiliated Equity Holdings	1,398,859,745	1,398,859,745	—	—
Affiliated Fixed Income Holdings	280,958,709	280,958,709	—	—
Equity Funds/ETFs	54,235,973	54,235,973	—	—
Fixed Income Funds/ETFs	44,162,564	44,162,564	—	—
Long-Term Fixed Income
Asset-Backed Securities	25,269,406	—	25,269,406	—
Basic Materials	3,655,834	—	3,655,834	—
Capital Goods	8,424,822	—	8,424,822	—
Collateralized Mortgage Obligations	34,257,133	—	34,257,133	—
Commercial Mortgage-Backed Securities	26,759,378	—	26,759,378	—
Communications Services	25,093,662	—	25,093,662	—
Consumer Cyclical	12,782,868	—	12,782,868	—
Consumer Non-Cyclical	22,015,248	—	22,015,248	—
Energy	15,188,250	—	15,188,250	—
Financials	52,457,413	—	52,457,413	—
Foreign Government	645,133	—	645,133	—
Mortgage-Backed Securities	230,430,521	—	230,430,521	—
Technology	11,441,745	—	11,441,745	—
Transportation	3,225,970	—	3,225,970	—
U.S. Government and Agencies	188,627,074	—	188,627,074	—
Utilities	14,135,515	—	14,135,515	—
Collateral Held for Securities Loaned	80,456,520	80,456,520	—	—
Short-Term Investments	556,947,884	108,913,011	448,034,873	—

Total	$5,201,970,512	$3,983,723,434	$1,213,626,901	$4,620,177

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	11,006,125	11,006,125	—	—

Total Asset Derivatives	$11,006,125	$11,006,125	$—	$—

Liability Derivatives
Futures Contracts	1,634,562	1,634,562	—	—

Total Liability Derivatives	$1,634,562	$1,634,562	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table presents Moderately Aggressive Allocation Portfolio’s futures contracts held as of December 31, 2015. Investments totaling $61,641,378 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(302)	March 2016	($65,693,501)	($65,604,782)	$88,719
5-Yr. U.S. Treasury Bond Futures	476	March 2016	56,411,193	56,320,467	(90,726)
10-Yr. U.S. Treasury Bond Futures	339	March 2016	42,805,099	42,682,218	(122,881)
30-Yr. U.S. Treasury Bond Futures	107	March 2016	16,380,527	16,451,250	70,723
CME E-mini NASDAQ 100 Index	(2,679)	March 2016	(246,979,694)	(245,811,645)	1,168,049
Eurex Euro STOXX 50 Index	6,541	March 2016	226,969,696	232,589,108	5,619,412
ICE mini MSCI EAFE Index	1,387	March 2016	115,491,468	117,770,170	2,278,702
NYBOT NYF mini Russell 2000 Index	220	March 2016	25,014,528	24,893,000	(121,528)
S&P 400 Index Mini-Futures	(2,269)	March 2016	(317,965,670)	(316,185,150)	1,780,520
S&P 500 Futures	805	March 2016	410,722,270	409,624,250	(1,098,020)
S&P 500 Mini-Futures	(90)	March 2016	(8,970,019)	(9,159,300)	(189,281)
Ultra Long Term U.S. Treasury Bond Futures	(13)	March 2016	(2,050,811)	(2,062,937)	(12,126)
Total Futures Contracts					$9,371,563

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$159,442
Total Interest Rate Contracts		159,442
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	10,846,683
Total Equity Contracts		10,846,683

Total Asset Derivatives		$11,006,125

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	225,733
Total Interest Rate Contracts		225,733
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,408,829
Total Equity Contracts		1,408,829

Total Liability Derivatives		$1,634,562

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	37,487,887
Total Equity Contracts		37,487,887
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,457,754
Total Interest Rate Contracts		3,457,754
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(183,108)
Total Credit Contracts		(183,108)

Total		$40,762,533

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(5,630,577)
Total Interest Rate Contracts		(5,630,577)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(9,964,150)
Total Equity Contracts		(9,964,150)

Total		($15,594,727)

The following table presents Moderately Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$1,390,619,383	28.2%	N/A	N/A
Interest Rate Contracts	338,761,607	6.9	N/A	N/A
Credit Contracts	N/A	N/A	$2,441,240	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Partner Small Cap Value	$98,513,554	$8,230,610	$98,227,113	—	$—	$956,677
Small Cap Stock	84,584,317	11,499,425	—	5,277,294	81,936,849	382,640
Partner Mid Cap Value	137,304,560	16,883,780	134,599,729	—	—	762,837
Mid Cap Stock	279,977,811	32,036,584	—	16,750,392	280,208,930	1,669,489
Partner Worldwide Allocation	443,920,241	11,333,099	—	48,917,066	440,439,482	11,333,099
Large Cap Value	323,712,459	13,667,484	—	20,124,267	312,278,320	4,140,409
Large Cap Stock	275,418,051	24,543,499	—	24,425,365	283,996,164	3,326,757
High Yield	119,925,476	6,259,380	74,043,953	10,271,632	45,995,339	6,259,177
Income	138,495,900	17,666,446	2,543,953	14,694,354	144,454,320	5,113,925
Limited Maturity Bond	37,959,766	54,491,308	1,271,976	9,308,662	90,509,050	790,853
Cash Management Trust-Collateral Investment	39,076,872	586,592,989	545,213,341	80,456,520	80,456,520	566,892
Cash Management Trust-Short Term Investment	—	178,729,018	69,816,007	108,913,011	108,913,011	22,422
Total Value and Income Earned	$1,978,889,007				$1,869,187,985	$35,325,177

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (2.7%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$20,487,257	0.2%

	Total	20,487,257

Capital Goods (<0.1%)
	Other Securities^	3,439,047	<0.1%

	Total	3,439,047

Communications Services (1.0%)
	Other Securities^	88,111,568	1.0%

	Total	88,111,568

Consumer Cyclical (0.5%)
	Other Securities^	46,376,130	0.5%

	Total	46,376,130

Consumer Non-Cyclical (0.3%)
	Other Securities^	29,165,075	0.3%

	Total	29,165,075

Energy (0.2%)
	Other Securities^	16,200,378	0.2%

	Total	16,200,378

Financials (0.2%)
	Other Securities^	12,628,825	0.2%

	Total	12,628,825

Technology (0.2%)
	Other Securities^	13,455,227	0.2%

	Total	13,455,227

Transportation (0.1%)
	Other Securities^	4,654,383	0.1%

	Total	4,654,383

Utilities (<0.1%)
	Other Securities^	1,511,396	<0.1%

	Total	1,511,396

	Total Bank Loans (cost $264,750,564)	236,029,286

Shares	Common Stock (34.2%)
Consumer Discretionary (5.1%)
69,742	Amazon.com, Inc.[a]	47,137,920	0.6%
562,784	Comcast Corporation	31,757,901	0.4%
201,800	Home Depot, Inc.	26,688,050	0.3%
437,020	NIKE, Inc.	27,313,750	0.3%
456,220	Starbucks Corporation	27,386,887	0.3%
	Other Securities^	278,002,112	3.2%

	Total	438,286,620

Consumer Staples (1.2%)
	Other Securities^	108,610,347	1.2%

	Total	108,610,347

Energy (4.1%)
498,580	Chevron Corporation	44,852,257	0.5%
444,114	EOG Resources, Inc.	31,438,830	0.4%
	Other Securities^	274,782,374	3.2%

	Total	351,073,461

Financials (5.9%)
576,137	Citigroup, Inc.	29,815,090	0.4%
104,023	Intercontinental Exchange, Inc.	26,656,934	0.3%
	Other Securities^	451,606,154	5.2%

	Total	508,078,178

Health Care (4.6%)
93,978	Allergan plc[a]	29,368,125	0.4%
	Other Securities^	369,710,008	4.2%

	Total	399,078,133

Industrials (3.7%)
	Other Securities^	321,182,162	3.7%

	Total	321,182,162

Information Technology (7.4%)
37,264	Alphabet, Inc., Class Aa	28,991,765	0.3%
46,959	Alphabet, Inc., Class Ca	35,636,246	0.4%
474,599	Apple, Inc.	49,956,291	0.6%
1,074,570	Cisco Systems, Inc.	29,179,948	0.4%
492,490	Facebook, Inc.[a]	51,544,003	0.6%
1,019,720	Microsoft Corporation	56,574,066	0.7%
346,980	Salesforce.com, Inc.[a]	27,203,232	0.3%
463,930	Visa, Inc.	35,977,772	0.4%
	Other Securities^	327,188,615	3.7%

	Total	642,251,938

Materials (1.3%)
	Other Securities^	110,092,315	1.3%

	Total	110,092,315

Telecommunications Services (0.2%)
	Other Securities^	21,659,298	0.2%

	Total	21,659,298

Utilities (0.7%)
	Other Securities^	58,691,715	0.7%

	Total	58,691,715

	Total Common Stock (cost $2,788,843,693)	2,959,004,167

	Registered Investment Companies (30.5%)
Affiliated Equity Holdings (17.3%)
22,633,380	Thrivent Large Cap Stock Portfolio	263,160,569	3.1%
27,999,217	Thrivent Large Cap Value Portfolio	434,477,853	5.0%
13,836,768	Thrivent Mid Cap Stock Portfolio	231,468,373	2.7%
55,766,496	Thrivent Partner Worldwide Allocation Portfolio	502,110,376	5.8%
4,191,815	Thrivent Small Cap Stock Portfolio	65,083,371	0.7%

	Total	1,496,300,542

Affiliated Fixed Income Holdings (10.9%)
33,504,358	Thrivent High Yield Portfolio	150,029,163	1.7%
50,025,346	Thrivent Income Portfolio	491,779,169	5.7%
31,116,627	Thrivent Limited Maturity Bond Portfolio	302,550,074	3.5%

	Total	944,358,406

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Shares	Registered Investment Companies (30.5%)	Value	% of Net Assets
Equity Funds/ETFs (0.7%)
17,330	iShares MSCI EAFE Index Fund	$1,018,137	<0.1%
25,871	iShares Russell 2000 Growth Index Fund[b]	3,606,676	<0.1%
45,371	iShares Russell 2000 Index Fund[b]	5,104,691	0.1%
133,194	SPDR S&P 500 ETF Trust[b]	27,156,925	0.3%
	Other Securities^	27,927,043	0.3%

	Total	64,813,472

Fixed Income Funds/ETFs (1.6%)
123,000	iShares Barclays 1-3 Year Credit Bond Fund	12,865,800	0.2%
943,700	iShares iBoxx $ High Yield Corporate Bond ETF[b]	76,043,346	0.9%
392,650	iShares iBoxx $ Investment Grade Corporate Bond ETF	44,766,027	0.5%

	Total	133,675,173

	Total Registered Investment Companies (cost $2,501,718,543)	2,639,147,593

Principal Amount	Long-Term Fixed Income (26.7%)
Asset-Backed Securities (1.2%)
	U.S. Small Business Administration
$922,210	3.191%, 3/10/2024	957,742	<0.1%
	Other Securities^	99,489,742	1.2%

	Total	100,447,484

Basic Materials (0.2%)
	Other Securities^	13,538,585	0.2%

	Total	13,538,585

Capital Goods (0.4%)
	Other Securities^	32,210,597	0.4%

	Total	32,210,597

Collateralized Mortgage Obligations (1.4%)
	Federal Home Loan Mortgage Corporation
4,887,267	3.000%, 2/15/2033[c]	601,302	<0.1%
	Federal National Mortgage Association
10,071,275	3.500%, 1/25/2033[c]	1,356,184	<0.1%
	Other Securities^	115,946,861	1.4%

	Total	117,904,347

Commercial Mortgage-Backed Securities (1.1%)
	Federal National Mortgage Association
813,953	1.272%, 1/25/2017	813,984	<0.1%
	Other Securities^	97,610,383	1.1%

	Total	98,424,367

Communications Services (1.0%)
	Other Securities^	83,195,443	1.0%

	Total	83,195,443

Consumer Cyclical (0.5%)
	Other Securities^	46,990,436	0.5%

	Total	46,990,436

Consumer Non-Cyclical (1.0%)
	Other Securities^	83,647,758	1.0%

	Total	83,647,758

Energy (0.6%)
	Other Securities^	51,641,366	0.6%

	Total	51,641,366

Financials (2.1%)
	Other Securities^	182,113,427	2.1%

	Total	182,113,427

Foreign Government (<0.1%)
	Other Securities^	2,562,546	<0.1%

	Total	2,562,546

Industrials Other (<0.1%)
	Other Securities^	2,346,000	<0.1%

	Total	2,346,000

Mortgage-Backed Securities (8.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
57,995,000	3.000%, 1/1/2031[d]	59,762,316	0.7%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
48,845,000	4.000%, 1/1/2046[d]	51,599,204	0.6%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
37,675,000	3.500%, 1/1/2030[d]	39,454,277	0.4%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
319,550,000	3.500%, 1/1/2046[d]	329,687,149	3.8%
163,432,500	4.000%, 1/1/2046[d]	172,939,679	2.0%
87,794,000	4.500%, 1/1/2046[d]	94,806,546	1.1%
23,814,656	1.728% - 2.069%, 7/1/2043 - 8/1/2043[e]	24,369,003	0.3%

	Total	772,618,174

Technology (0.4%)
	Other Securities^	36,767,849	0.4%

	Total	36,767,849

Transportation (0.2%)
	Other Securities^	16,306,379	0.2%

	Total	16,306,379

U.S. Government and Agencies (7.2%)
	Federal National Mortgage Association
540,000	6.250%, 5/15/2029	732,117	<0.1%
	Tennessee Valley Authority
520,000	5.250%, 9/15/2039	624,985	<0.1%
	U.S. Treasury Bonds
66,460,000	3.000%, 5/15/2042	66,870,191	0.8%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (26.7%)	Value	% of Net Assets
U.S. Government and Agencies (7.2%) - continued
$7,725,000	4.375% - 5.250%, 11/15/2028 - 5/15/2040	$9,949,370	0.1%
	U.S. Treasury Bonds, TIPS
5,590,602	0.125% - 2.375%, 4/15/2019 - 2/15/2042	5,478,215	<0.1%
	U.S. Treasury Notes
30,000,000	0.625%, 10/15/2016	29,971,860	0.3%
70,050,000	0.875%, 11/15/2017	69,806,436	0.8%
112,320,000	1.500%, 10/31/2019[f]	111,969,000	1.3%
40,359,000	1.875%, 6/30/2020	40,641,190	0.5%
76,185,000	1.375%, 9/30/2020	74,869,590	0.9%
68,135,000	2.250%, 11/15/2024	68,100,387	0.8%
50,250,000	3.625%, 2/15/2044	56,527,331	0.7%
21,105,000	0.875% - 2.125%, 10/15/2018 - 8/15/2022	20,805,155	0.2%
	U.S. Treasury Notes, TIPS
31,278,560	0.125%, 4/15/2018	31,218,286	0.4%
34,936,051	0.125%, 1/15/2023	33,496,302	0.4%
809,146	0.125%, 1/15/2022	784,103	<0.1%

	Total	621,844,518

U.S. Municipals (<0.1%)
	Other Securities^	2,500,000	<0.1%

	Total	2,500,000

Utilities (0.5%)
	Other Securities^	46,459,561	0.5%

	Total	46,459,561

	Total Long-Term Fixed Income (cost $2,319,714,712)	2,311,518,837

Shares	Collateral Held for Securities Loaned (2.1%)
182,839,267	Thrivent Cash Management Trust	182,839,267	2.1%

	Total Collateral Held for Securities Loaned (cost $182,839,267)	182,839,267

Shares or Principal Amount	Short-Term Investments (14.4%)[g]
	Federal Home Loan Bank Discount Notes
74,788,000	0.099%, 1/4/2016	74,787,383	0.9%
35,000,000	0.100%, 1/5/2016	34,999,611	0.4%
48,085,000	0.102%, 1/6/2016	48,084,318	0.5%
102,300,000	0.110%, 1/8/2016	102,297,814	1.2%
103,900,000	0.161%, 1/13/2016	103,894,415	1.2%
50,300,000	0.111%, 1/15/2016	50,297,838	0.6%
38,000,000	0.130%, 1/20/2016	37,997,387	0.4%
34,000,000	0.116%, 1/21/2016	33,997,814	0.4%
31,700,000	0.117%, 1/22/2016	31,697,834	0.4%
29,956,000	0.197%, 1/27/2016	29,951,746	0.3%
68,700,000	0.219%, 2/3/2016	68,686,226	0.8%
43,000,000	0.263%, 2/19/2016	42,984,626	0.5%
30,000,000	0.265%, 2/22/2016	29,988,517	0.3%
250,518,000	0.100% - 0.420%, 1/7/2016 - 3/18/2016	250,417,217	3.0%
	Federal Home Loan Mortgage Corporation Discount Notes
53,541,000	0.072% - 0.250%, 1/5/2016 - 2/17/2016[h]	$53,533,847	0.6%
	Federal National Mortgage Association Discount Notes
37,500,000	0.070% - 0.230%, 1/4/2016 - 2/10/2016[h]	37,496,067	0.4%
	Thrivent Cash Management Trust
213,007,058	0.220%	213,007,058	2.5%
	Other Securities^	2,999,990	<0.1%

	Total Short-Term Investments (at amortized cost)	1,247,119,708

	Total Investments (cost $9,304,986,487) 110.6%	$9,575,658,858

	Other Assets and Liabilities, Net (10.6%)	(918,404,044)

	Total Net Assets 100.0%	$8,657,254,814

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
f	At December 31, 2015, $1,560,109 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Moderate Allocation Portfolio held restricted securities as of December 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2015, the value of these investments was $103,358,651 or 1.2% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Portfolio as of December 31, 2015:

Securities Lending Transactions
Taxable Debt Security	$12,654,977
Common Stock	165,441,116

Total lending	$178,096,093
Gross amount payable upon return of collateral for securities loaned	$182,839,267

Net amounts due to counterparty	$4,743,174

Definitions:

ETF	-	Exchange Traded Fund.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$562,160,896
Gross unrealized depreciation	(310,946,063)

Net unrealized appreciation (depreciation)	$251,214,833

Cost for federal income tax purposes	$9,324,444,025

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Moderate Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	20,487,257	—	15,220,811	5,266,446
Capital Goods	3,439,047	—	3,439,047	—
Communications Services	88,111,568	—	76,127,946	11,983,622
Consumer Cyclical	46,376,130	—	46,376,130	—
Consumer Non-Cyclical	29,165,075	—	28,279,744	885,331
Energy	16,200,378	—	5,244,115	10,956,263
Financials	12,628,825	—	12,628,825	—
Technology	13,455,227	—	13,450,330	4,897
Transportation	4,654,383	—	4,654,383	—
Utilities	1,511,396	—	1,511,396	—
Common Stock
Consumer Discretionary	438,286,620	426,730,233	11,556,387	—
Consumer Staples	108,610,347	98,390,883	10,219,464	—
Energy	351,073,461	349,028,762	2,044,699	—
Financials	508,078,178	485,516,074	22,562,104	—
Health Care	399,078,133	392,500,913	6,577,220	—
Industrials	321,182,162	309,202,747	11,979,415	—
Information Technology	642,251,938	637,299,909	4,952,029	—
Materials	110,092,315	104,187,715	5,904,600	—
Telecommunications Services	21,659,298	16,391,541	5,267,757	—
Utilities	58,691,715	56,851,056	1,840,659	—
Registered Investment Companies
Affiliated Equity Holdings	1,496,300,542	1,496,300,542	—	—
Affiliated Fixed Income Holdings	944,358,406	944,358,406	—	—
Fixed Income Funds/ETFs	133,675,173	133,675,173	—	—
Equity Funds/ETFs	64,813,472	64,813,472	—	—
Long-Term Fixed Income
Asset-Backed Securities	100,447,484	—	100,447,484	—
Basic Materials	13,538,585	—	13,538,585	—
Capital Goods	32,210,597	—	32,210,597	—
Collateralized Mortgage Obligations	117,904,347	—	117,904,347	—
Commercial Mortgage-Backed Securities	98,424,367	—	98,424,367	—
Communications Services	83,195,443	—	83,195,443	—
Consumer Cyclical	46,990,436	—	46,990,436	—
Consumer Non-Cyclical	83,647,758	—	83,647,758	—
Energy	51,641,366	—	51,641,366	—
Financials	182,113,427	—	182,113,427	—
Foreign Government	2,562,546	—	2,562,546	—
Industrials Other	2,346,000	—	2,346,000	—
Mortgage-Backed Securities	772,618,174	—	772,618,174	—
Technology	36,767,849	—	36,767,849	—
Transportation	16,306,379	—	16,306,379	—
U.S. Government and Agencies	621,844,518	—	621,844,518	—
U.S. Municipals	2,500,000	—	2,500,000	—
Utilities	46,459,561	—	46,459,561	—
Collateral Held for Securities Loaned	182,839,267	182,839,267	—	—
Short-Term Investments	1,247,119,708	213,007,058	1,034,112,650	—

Total	$9,575,658,858	$5,911,093,751	$3,635,468,548	$29,096,559

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	16,162,399	16,162,399	—	—

Total Asset Derivatives	$16,162,399	$16,162,399	$—	$—

Liability Derivatives
Futures Contracts	3,126,069	3,126,069	—	—

Total Liability Derivatives	$3,126,069	$3,126,069	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table presents Moderate Allocation Portfolio’s futures contracts held as of December 31, 2015. Investments totaling $78,455,289 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(2,679)	March 2016	($582,757,914)	($581,970,904)	$787,010
5-Yr. U.S. Treasury Bond Futures	3,153	March 2016	373,719,837	373,063,938	(655,899)
10-Yr. U.S. Treasury Bond Futures	1,744	March 2016	220,212,665	219,580,500	(632,165)
30-Yr. U.S. Treasury Bond Futures	473	March 2016	72,411,116	72,723,750	312,634
CME E-mini NASDAQ 100 Index	(3,306)	March 2016	(304,783,453)	(303,342,030)	1,441,423
Eurex Euro STOXX 50 Index	8,777	March 2016	304,557,747	312,098,243	7,540,496
ICE mini MSCI EAFE Index	2,436	March 2016	202,838,656	206,840,760	4,002,104
NYBOT NYF mini Russell 2000 Index	832	March 2016	94,600,397	94,140,800	(459,597)
S&P 400 Index Mini-Futures	(2,299)	March 2016	(322,169,304)	(320,365,650)	1,803,654
S&P 500 Futures	548	March 2016	279,597,272	278,849,800	(747,472)
S&P 500 Mini-Futures	(300)	March 2016	(29,900,064)	(30,531,000)	(630,936)
Ultra Long Term U.S. Treasury Bond Futures	222	March 2016	34,953,547	35,228,625	275,078
Total Futures Contracts					$13,036,330

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,374,722
Total Interest Rate Contracts		1,374,722
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	14,787,677
Total Equity Contracts		14,787,677

Total Asset Derivatives		$16,162,399

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,288,064
Total Interest Rate Contracts		1,288,064
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,838,005
Total Equity Contracts		1,838,005

Total Liability Derivatives		$3,126,069

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	74,130,842
Total Equity Contracts		74,130,842
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	9,012,545
Total Interest Rate Contracts		9,012,545
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	315,147
Total Credit Contracts		315,147

Total		$83,458,534

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(17,465,140)
Total Interest Rate Contracts		(17,465,140)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(29,563,690)
Total Equity Contracts		(29,563,690)

Total		($47,028,830)

The following table presents Moderate Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$1,727,610,466	19.6%	N/A	N/A
Interest Rate Contracts	1,402,771,436	15.9	N/A	N/A
Credit Contracts	N/A	N/A	$107,701	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Partner Small Cap Value	$127,064,959	$10,616,023	$126,695,501	—	$—	$1,233,943
Small Cap Stock	67,186,286	9,134,124	—	4,191,815	65,083,371	303,936
Partner Mid Cap Value	130,503,721	16,047,509	127,932,864	—	—	725,053
Mid Cap Stock	231,277,457	26,464,025	—	13,836,768	231,468,373	1,379,092
Partner Worldwide Allocation	506,078,515	12,919,974	—	55,766,496	502,110,376	12,919,974
Large Cap Value	450,386,356	19,015,791	—	27,999,217	434,477,853	5,760,617
Large Cap Stock	255,211,795	22,742,846	—	22,633,380	263,160,569	3,082,687
High Yield	188,836,063	10,576,076	35,335,728	33,504,358	150,029,163	10,575,477
Income	623,098,599	35,715,961	128,561,941	50,025,346	491,779,169	22,006,765
Limited Maturity Bond	372,457,698	8,244,440	75,134,562	31,116,627	302,550,074	5,947,553
Cash Management Trust-Collateral Investment	67,749,452	1,073,686,824	958,597,009	182,839,267	182,839,267	698,601
Cash Management Trust-Short Term Investment	—	431,227,409	218,220,351	213,007,058	213,007,058	59,438
Total Value and Income Earned	$3,019,850,901				$2,836,505,273	$64,693,136

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (3.9%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$9,625,640	0.2%

	Total	9,625,640

Capital Goods (0.1%)
	Other Securities^	6,061,526	0.1%

	Total	6,061,526

Communications Services (1.4%)
	Other Securities^	55,399,644	1.4%

	Total	55,399,644

Consumer Cyclical (0.7%)
	Other Securities^	30,158,380	0.7%

	Total	30,158,380

Consumer Non-Cyclical (0.5%)
	Other Securities^	20,243,446	0.5%

	Total	20,243,446

Energy (0.2%)
	Other Securities^	6,527,465	0.2%

	Total	6,527,465

Financials (0.2%)
	Other Securities^	7,726,528	0.2%

	Total	7,726,528

Technology (0.3%)
	Other Securities^	12,268,616	0.3%

	Total	12,268,616

Transportation (0.2%)
	Other Securities^	7,179,820	0.2%

	Total	7,179,820

Utilities (0.1%)
	Other Securities^	3,304,416	0.1%

	Total	3,304,416

	Total Bank Loans (cost $170,279,759)	158,495,481

	Long-Term Fixed Income (38.4%)
Asset-Backed Securities (1.6%)
	U.S. Small Business Administration
$396,550	3.191%, 3/10/2024	411,829	<0.1%
	Other Securities^	65,241,142	1.6%

	Total	65,652,971

Basic Materials (0.3%)
	Other Securities^	9,895,241	0.3%

	Total	9,895,241

Capital Goods (0.5%)
	Other Securities^	21,658,653	0.5%

	Total	21,658,653

Collateralized Mortgage Obligations (1.7%)
	Federal Home Loan Mortgage Corporation
13,502,250	3.000% - 3.000%, 4/15/2028 - 2/15/2033[a]	1,462,936	<0.1%
	Federal National Mortgage Association
11,297,992	3.500%, 1/25/2033[a]	1,521,372	<0.1%
	Other Securities^	69,693,884	1.7%

	Total	72,678,192

Commercial Mortgage-Backed Securities (1.6%)
	Federal National Mortgage Association
1,106,976	1.272%, 1/25/2017	1,107,018	<0.1%
	Other Securities^	64,548,215	1.6%

	Total	65,655,233

Communications Services (1.4%)
	Other Securities^	59,017,038	1.4%

	Total	59,017,038

Consumer Cyclical (0.8%)
	Other Securities^	31,118,145	0.8%

	Total	31,118,145

Consumer Non-Cyclical (1.4%)
	Other Securities^	57,001,359	1.4%

	Total	57,001,359

Energy (0.9%)
	Other Securities^	36,295,233	0.9%

	Total	36,295,233

Financials (3.1%)
	Other Securities^	128,425,513	3.1%

	Total	128,425,513

Foreign Government (<0.1%)
	Other Securities^	1,639,909	<0.1%

	Total	1,639,909

Industrials Other (<0.1%)
	Other Securities^	1,326,000	<0.1%

	Total	1,326,000

Mortgage-Backed Securities (12.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
42,100,000	3.000%, 1/1/2031[b]	43,382,939	1.1%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
33,600,000	4.000%, 1/1/2046[b]	35,494,590	0.9%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
21,275,000	3.500%, 1/1/2030[b]	22,279,754	0.5%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
228,650,000	3.500%, 1/1/2046[b]	235,903,510	5.8%
111,750,000	4.000%, 1/1/2046[b]	118,250,710	2.9%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (38.4%)	Value	% of Net Assets
Mortgage-Backed Securities (12.8%) - continued
$56,846,000	4.500%, 1/1/2046[b]	$61,386,574	1.5%
5,785,328	1.728%, 7/1/2043[c]	5,882,317	0.1%

	Total	522,580,394

Technology (0.6%)
	Other Securities^	25,551,770	0.6%

	Total	25,551,770

Transportation (0.3%)
	Other Securities^	10,899,999	0.3%

	Total	10,899,999

U.S. Government and Agencies (10.5%)
	Federal National Mortgage Association
205,000	6.250%, 5/15/2029	277,933	<0.1%
	Tennessee Valley Authority
200,000	5.250%, 9/15/2039	240,379	<0.1%
	U.S. Treasury Bonds
1,075,000	4.375%, 5/15/2040	1,352,652	<0.1%
	U.S. Treasury Bonds, TIPS
2,560,890	0.125% - 2.375%, 4/15/2019 - 2/15/2042	2,507,386	<0.1%
	U.S. Treasury Notes
23,000,000	0.625%, 10/15/2016	22,978,426	0.6%
23,220,000	0.875%, 11/15/2017	23,139,264	0.6%
41,710,000	1.500%, 10/31/2019	41,579,656	1.0%
59,409,000	1.875%, 6/30/2020	59,824,388	1.5%
79,080,000	1.375%, 9/30/2020	77,714,605	1.9%
41,325,000	2.125%, 6/30/2022	41,538,072	1.0%
10,765,000	1.625%, 8/15/2022	10,485,358	0.3%
49,630,000	2.250%, 11/15/2024	49,604,788	1.2%
56,100,000	3.625%, 2/15/2044[d]	63,108,124	1.5%
	U.S. Treasury Notes, TIPS
28,500,530	0.125%, 4/15/2018	28,445,609	0.7%
7,599,638	0.125% - 0.125%, 1/15/2022 - 1/15/2023	7,289,360	0.2%

	Total	430,086,000

Utilities (0.9%)
	Other Securities^	35,905,514	0.9%

	Total	35,905,514

	Total Long-Term Fixed Income (cost $1,583,475,148)	1,575,387,164

Shares	Registered Investment Companies (28.3%)
Affiliated Equity Holdings (9.6%)
2,552,346	Thrivent Large Cap Stock Portfolio	29,676,377	0.7%
8,148,101	Thrivent Large Cap Value Portfolio	126,438,164	3.1%
3,484,569	Thrivent Mid Cap Stock Portfolio	58,291,611	1.4%
16,564,901	Thrivent Partner Worldwide Allocation Portfolio	149,147,055	3.7%
1,881,929	Thrivent Small Cap Stock Portfolio	29,219,401	0.7%

	Total	392,772,608

Affiliated Fixed Income Holdings (16.1%)
23,219,536	Thrivent High Yield Portfolio	103,974,761	2.5%
34,176,224	Thrivent Income Portfolio	335,972,791	8.2%
22,704,285	Thrivent Limited Maturity Bond Portfolio	220,756,038	5.4%

	Total	660,703,590

Equity Funds/ETFs (0.5%)
3,280	iShares Russell 2000 Growth Index Fund[e]	457,265	<0.1%
12,019	iShares Russell 2000 Index Fund[e]	1,352,258	<0.1%
	Other Securities^	18,232,942	0.5%

	Total	20,042,465

Fixed Income Funds/ETFs (2.1%)
72,000	iShares Barclays 1-3 Year Credit Bond Fund	7,531,200	0.2%
694,000	iShares iBoxx $ High Yield Corporate Bond ETF[e]	55,922,520	1.3%
214,400	iShares iBoxx $ Investment Grade Corporate Bond ETF	24,443,744	0.6%

	Total	87,897,464

	Total Registered Investment Companies (cost $1,128,666,731)	1,161,416,127

	Common Stock (21.4%)
Consumer Discretionary (3.1%)
22,246	Amazon.com, Inc.[f]	15,035,849	0.4%
220,733	Comcast Corporation	12,455,963	0.3%
	Other Securities^	99,391,522	2.4%

	Total	126,883,334

Consumer Staples (0.8%)
	Other Securities^	34,061,943	0.8%

	Total	34,061,943

Energy (2.6%)
170,460	Chevron Corporation	15,334,582	0.4%
146,972	EOG Resources, Inc.	10,404,148	0.3%
	Other Securities^	82,390,199	1.9%

	Total	108,128,929

Financials (3.6%)
233,428	Citigroup, Inc.	12,079,899	0.3%
	Other Securities^	133,455,640	3.3%

	Total	145,535,539

Health Care (2.9%)
	Other Securities^	120,615,728	2.9%

	Total	120,615,728

Industrials (2.2%)
	Other Securities^	88,073,366	2.2%

	Total	88,073,366

Information Technology (4.8%)
16,411	Alphabet, Inc., Class Cf	12,453,980	0.3%
158,274	Apple, Inc.	16,659,921	0.4%
478,060	Cisco Systems, Inc.	12,981,719	0.3%
165,170	Facebook, Inc.[f]	17,286,692	0.4%
386,860	Microsoft Corporation	21,462,993	0.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

			% of Net
Shares	Common Stock (21.4%)	Value	Assets
Information Technology (4.8%) - continued
148,900	Visa, Inc.	$11,547,195	0.3%
	Other Securities^	103,639,008	2.5%

	Total	196,031,508

Materials (0.8%)
	Other Securities^	31,871,338	0.8%

	Total	31,871,338

Telecommunications Services (0.1%)
	Other Securities^	5,872,185	0.1%

	Total	5,872,185

Utilities (0.5%)
	Other Securities^	19,227,841	0.5%

	Total	19,227,841

	Total Common Stock (cost $808,663,190)	876,301,711

	Collateral Held for Securities Loaned (1.7%)
68,616,520	Thrivent Cash Management Trust	68,616,520	1.7%

	Total Collateral Held for Securities Loaned (cost $68,616,520)	68,616,520

Shares or Principal Amount	Short-Term Investments (20.6%)[g]
	Federal Home Loan Bank Discount Notes
46,000,000	0.100%, 1/4/2016	45,999,615	1.1%
15,000,000	0.100%, 1/5/2016	14,999,833	0.4%
54,000,000	0.103%, 1/6/2016	53,999,225	1.3%
57,000,000	0.111%, 1/8/2016	56,998,766	1.4%
20,000,000	0.105%, 1/11/2016	19,999,417	0.5%
44,500,000	0.141%, 1/13/2016	44,497,902	1.1%
48,000,000	0.110%, 1/15/2016	47,997,947	1.2%
43,300,000	0.123%, 1/20/2016	43,297,190	1.1%
37,000,000	0.115%, 1/21/2016	36,997,636	0.9%
22,080,000	0.119%, 1/22/2016	22,078,468	0.5%
15,000,000	0.230%, 1/26/2016	14,997,604	0.4%
25,000,000	0.135%, 1/29/2016	24,997,375	0.6%
38,000,000	0.239%, 2/3/2016	37,991,667	0.9%
26,200,000	0.223%, 2/5/2016	26,194,313	0.6%
12,563,000	0.220%, 2/10/2016	12,559,929	0.3%
34,000,000	0.265%, 2/19/2016	33,987,730	0.8%
20,000,000	0.265%, 2/22/2016	19,992,344	0.5%
26,500,000	0.320%, 2/24/2016	26,487,265	0.6%
21,000,000	0.300%, 2/25/2016	20,990,375	0.5%
30,000,000	0.363%, 3/16/2016	29,977,344	0.7%
44,300,000	0.120% - 0.420%, 1/19/2016 - 3/21/2016	44,279,963	1.1%
	Federal National Mortgage Association Discount Notes
11,900,000	0.070%, 1/8/2016[h]	11,899,838	0.3%
18,100,000	0.064% - 0.230%, 1/14/2016 - 1/27/2016[d,h]	18,098,530	0.5%
	Federal Home Loan Mortgage Corporation Discount Notes
12,600,000	0.100% - 0.200%, 1/8/2016 - 2/17/2016[h]	12,598,050	0.3%
	Thrivent Cash Management Trust
118,807,605	0.220%	118,807,605	2.9%
	Other Securities^	3,499,409	0.1%

	Total Short-Term Investments (at amortized cost)	844,225,340

	Total Investments (cost $4,603,926,688) 114.3%	$4,684,442,343

	Other Assets and Liabilities, Net (14.3%)	(584,334,503)

	Total Net Assets 100.0%	$4,100,107,840

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
d	At December 31, 2015, $1,025,557 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
e	All or a portion of the security is on loan.
f	Non-income producing security.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Moderately Conservative Allocation Portfolio held restricted securities as of December 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2015, the value of these investments was $59,625,720 or 1.5% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Portfolio as of December 31, 2015:

Securities Lending Transactions
Taxable Debt Security	$6,886,905
Common Stock	60,192,669

Total lending	$67,079,574
Gross amount payable upon return of collateral for securities loaned	$68,616,520

Net amounts due to counterparty	$1,536,946

Definitions:

ETF	-	Exchange Traded Fund.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$170,886,212
Gross unrealized depreciation	(96,488,111)

Net unrealized appreciation (depreciation)	$74,398,101

Cost for federal income tax purposes	$4,610,044,242

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Moderately Conservative Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	9,625,640	—	8,357,792	1,267,848
Capital Goods	6,061,526	—	6,061,526	—
Communications Services	55,399,644	—	52,066,722	3,332,922
Consumer Cyclical	30,158,380	—	30,158,380	—
Consumer Non-Cyclical	20,243,446	—	19,193,627	1,049,819
Energy	6,527,465	—	2,598,837	3,928,628
Financials	7,726,528	—	7,726,528	—
Technology	12,268,616	—	12,261,694	6,922
Transportation	7,179,820	—	7,179,820	—
Utilities	3,304,416	—	3,304,416	—
Long-Term Fixed Income
Asset-Backed Securities	65,652,971	—	65,652,971	—
Basic Materials	9,895,241	—	9,895,241	—
Capital Goods	21,658,653	—	21,658,653	—
Collateralized Mortgage Obligations	72,678,192	—	72,678,192	—
Commercial Mortgage-Backed Securities	65,655,233	—	65,655,233	—
Communications Services	59,017,038	—	59,017,038	—
Consumer Cyclical	31,118,145	—	31,118,145	—
Consumer Non-Cyclical	57,001,359	—	57,001,359	—
Energy	36,295,233	—	36,295,233	—
Financials	128,425,513	—	128,425,513	—
Foreign Government	1,639,909	—	1,639,909	—
Industrials Other	1,326,000	—	1,326,000	—
Mortgage-Backed Securities	522,580,394	—	522,580,394	—
Technology	25,551,770	—	25,551,770	—
Transportation	10,899,999	—	10,899,999	—
U.S. Government and Agencies	430,086,000	—	430,086,000	—
Utilities	35,905,514	—	35,905,514	—
Registered Investment Companies
Affiliated Fixed Income Holdings	660,703,590	660,703,590	—	—
Affiliated Equity Holdings	392,772,608	392,772,608	—	—
Fixed Income Funds/ETFs	87,897,464	87,897,464	—	—
Equity Funds/ETFs	20,042,465	20,042,465	—	—
Common Stock
Consumer Discretionary	126,883,334	126,883,334	—	—
Consumer Staples	34,061,943	34,061,943	—	—
Energy	108,128,929	108,128,929	—	—
Financials	145,535,539	145,535,539	—	—
Health Care	120,615,728	120,615,728	—	—
Industrials	88,073,366	88,073,366	—	—
Information Technology	196,031,508	196,031,508	—	—
Materials	31,871,338	31,871,338	—	—
Telecommunications Services	5,872,185	5,872,185	—	—
Utilities	19,227,841	19,227,841	—	—
Collateral Held for Securities Loaned	68,616,520	68,616,520	—	—
Short-Term Investments	844,225,340	118,807,605	725,417,735	—

Total	$4,684,442,343	$2,225,141,963	$2,449,714,241	$9,586,139

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	5,645,806	5,645,806	—	—

Total Asset Derivatives	$5,645,806	$5,645,806	$—	$—

Liability Derivatives
Futures Contracts	1,508,518	1,508,518	—	—

Total Liability Derivatives	$1,508,518	$1,508,518	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table presents Moderately Conservative Allocation Portfolio’s futures contracts held as of December 31, 2015. Investments and/or cash totaling $26,998,235 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(1,615)	March 2016	($351,307,962)	($350,833,524)	$474,438
5-Yr. U.S. Treasury Bond Futures	1,979	March 2016	234,533,091	234,155,894	(377,197)
10-Yr. U.S. Treasury Bond Futures	1,173	March 2016	148,113,220	147,688,031	(425,189)
30-Yr. U.S. Treasury Bond Futures	668	March 2016	102,263,479	102,705,000	441,521
CME E-mini NASDAQ 100 Index	(883)	March 2016	(81,404,655)	(81,019,665)	384,990
Eurex Euro STOXX 50 Index	2,380	March 2016	82,584,777	84,629,579	2,044,802
ICE mini MSCI EAFE Index	1,244	March 2016	103,584,272	105,628,040	2,043,768
NYBOT NYF mini Russell 2000 Index	355	March 2016	40,364,352	40,168,250	(196,102)
S&P 400 Index Mini-Futures	(328)	March 2016	(45,963,087)	(45,706,800)	256,287
S&P 500 Futures	27	March 2016	13,775,778	13,738,950	(36,828)
S&P 500 Mini-Futures	(225)	March 2016	(22,425,048)	(22,898,250)	(473,202)
Total Futures Contracts					$4,137,288

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$915,959
Total Interest Rate Contracts		915,959
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,729,847
Total Equity Contracts		4,729,847

Total Asset Derivatives		$5,645,806

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	802,386
Total Interest Rate Contracts		802,386
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	706,132
Total Equity Contracts		706,132

Total Liability Derivatives		$1,508,518

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	10,356,495
Total Equity Contracts		10,356,495
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,845,344
Total Interest Rate Contracts		3,845,344
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(306,921)
Total Credit Contracts		(306,921)

Total		$13,894,918

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(8,432,028)
Total Interest Rate Contracts		(8,432,028)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,617,397)
Total Equity Contracts		(2,617,397)

Total		($11,049,425)

The following table presents Moderately Conservative Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$408,310,590	10.3%	N/A	N/A
Interest Rate Contracts	900,512,323	22.8	N/A	N/A
Credit Contracts	N/A	N/A	$655,606	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Partner Small Cap Value	$37,953,593	$3,170,947	$37,843,238	—	$—	$368,572
Small Cap Stock	30,163,511	4,100,796	—	1,881,929	29,219,401	136,453
Partner Mid Cap Value	47,562,494	5,848,565	46,625,537	—	—	264,248
Mid Cap Stock	58,243,532	6,664,542	—	3,484,569	58,291,611	347,302
Partner Worldwide Allocation	150,325,753	3,837,754	—	16,564,901	149,147,055	3,837,754
Large Cap Value	131,067,726	5,533,819	—	8,148,101	126,438,164	1,676,407
Large Cap Stock	28,780,001	2,564,690	—	2,552,346	29,676,377	347,632
High Yield	95,969,477	17,134,223	593,165	23,219,536	103,974,761	5,652,404
Income	247,493,205	107,598,454	1,384,052	34,176,224	335,972,791	9,649,262
Limited Maturity Bond	397,227,386	25,454,595	199,364,606	22,704,285	220,756,038	6,068,527
Cash Management Trust-Collateral Investment	24,079,812	489,798,673	445,261,965	68,616,520	68,616,520	142,447
Cash Management Trust-Short Term Investment	—	233,587,136	114,779,531	118,807,605	118,807,605	32,277
Total Value and Income Earned	$1,248,866,490				$1,240,900,323	$28,523,285

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (10.1%)	Value	% of Net Assets
Basic Materials (0.6%)
	Other Securities^	$432,724	0.6%

	Total	432,724

Capital Goods (0.5%)
	Other Securities^	357,845	0.5%

	Total	357,845

Communications Services (3.2%)
	Other Securities^	2,490,768	3.2%

	Total	2,490,768

Consumer Cyclical (1.8%)
	Other Securities^	1,382,617	1.8%

	Total	1,382,617

Consumer Non-Cyclical (1.4%)
	Other Securities^	1,131,429	1.4%

	Total	1,131,429

Energy (0.5%)
	Other Securities^	417,436	0.5%

	Total	417,436

Financials (0.6%)
	Other Securities^	445,002	0.6%

	Total	445,002

Technology (0.7%)
	Other Securities^	588,839	0.7%

	Total	588,839

Transportation (0.5%)
	Other Securities^	414,702	0.5%

	Total	414,702

Utilities (0.3%)
	Other Securities^	267,032	0.3%

	Total	267,032

	Total Bank Loans (cost $8,554,781)	7,928,394

Shares	Common Stock (61.7%)
Consumer Discretionary (9.8%)
1,150	Amazon.com, Inc.[a]	777,273	1.0%
880	AutoZone, Inc.[a]	652,881	0.8%
14,216	Comcast Corporation	802,209	1.0%
10,080	NIKE, Inc.	630,000	0.8%
7,310	Starbucks Corporation	438,819	0.6%
	Other Securities^	4,422,496	5.6%

	Total	7,723,678

Consumer Staples (3.6%)
3,769	Anheuser-Busch InBev NV ADR	471,125	0.6%
10,330	Coca-Cola Company	443,777	0.6%
7,100	Imperial Tobacco Group plc	375,008	0.5%
	Other Securities^	1,520,022	1.9%

	Total	2,809,932

Energy (3.9%)
6,450	EOG Resources, Inc.	456,595	0.6%
7,710	Total SA ADR	346,565	0.4%
61,440	Weatherford International, Ltd.[a]	515,482	0.7%
	Other Securities^	1,764,227	2.2%

	Total	3,082,869

Financials (17.4%)
3,000	Allianz SE	528,837	0.7%
19,930	Charles Schwab Corporation	656,295	0.8%
10,860	Citigroup, Inc.	562,005	0.7%
1,710	Intercontinental Exchange, Inc.	438,205	0.6%
8,130	MetLife, Inc.	391,947	0.5%
1,368	Public Storage, Inc.	338,854	0.4%
2,740	Simon Property Group, Inc.	532,766	0.7%
14,390	Synchrony Financial[a]	437,600	0.6%
	Other Securities^	9,833,341	12.4%

	Total	13,719,850

Health Care (6.7%)
14,170	Abbott Laboratories	636,375	0.8%
1,790	Allergan plc[a]	559,375	0.7%
2,210	Amgen, Inc.	358,749	0.5%
9,300	Medtronic, Inc.	715,356	0.9%
13,550	Merck & Company, Inc.	715,711	0.9%
	Other Securities^	2,321,531	2.9%

	Total	5,307,097

Industrials (6.6%)
6,220	Boeing Company	899,350	1.2%
9,444	Illinois Tool Works, Inc.	875,270	1.1%
8,040	Ingersoll-Rand plc	444,532	0.6%
4,700	Macquarie Infrastructure Corporation	341,220	0.4%
	Other Securities^	2,651,967	3.3%

	Total	5,212,339

Information Technology (9.1%)
5,160	Alibaba Group Holding, Ltd. ADR[a]	419,353	0.5%
570	Alphabet, Inc., Class Aa	443,466	0.6%
561	Alphabet, Inc., Class Ca	425,732	0.5%
5,130	Apple, Inc.	539,984	0.7%
16,720	Cisco Systems, Inc.	454,032	0.6%
15,579	EMC Corporation	400,069	0.5%
3,350	MasterCard, Inc.	326,156	0.4%
14,150	Microsoft Corporation	785,042	1.0%
8,830	Visa, Inc.	684,767	0.9%
8,240	Xilinx, Inc.	387,033	0.5%
	Other Securities^	2,277,550	2.9%

	Total	7,143,184

Materials (1.8%)
	Other Securities^	1,389,352	1.8%

	Total	1,389,352

Telecommunications Services (1.3%)
	Other Securities^	1,053,137	1.3%

	Total	1,053,137

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

			% of Net
Shares	Common Stock (61.7%)	Value	Assets
Utilities (1.5%)
14,400	Brookfield Infrastructure Partners, LP	$545,904	0.7%
	Other Securities^	623,057	0.8%

	Total	1,168,961

	Total Common Stock (cost $49,529,400)	48,610,399

Principal Amount	Long-Term Fixed Income (17.5%)
Asset-Backed Securities (0.1%)
	Other Securities^	99,363	0.1%

	Total	99,363

Basic Materials (0.3%)
	Other Securities^	218,662	0.3%

	Total	218,662

Capital Goods (0.6%)
	Other Securities^	470,307	0.6%

	Total	470,307

Collateralized Mortgage Obligations (2.5%)
	Other Securities^	1,964,714	2.5%

	Total	1,964,714

Communications Services (0.9%)
	Other Securities^	700,490	0.9%

	Total	700,490

Consumer Cyclical (1.0%)
	Other Securities^	795,971	1.0%

	Total	795,971

Consumer Non-Cyclical (0.9%)
	Other Securities^	714,902	0.9%

	Total	714,902

Energy (0.6%)
	Other Securities^	489,007	0.6%

	Total	489,007

Financials (1.8%)
	Goldman Sachs Group, Inc. Convertible
$375,000	0.500%, 9/24/2022	387,911	0.5%
	Other Securities^	1,063,102	1.3%

	Total	1,451,013

Foreign Government (3.4%)
	Other Securities^	2,724,859	3.4%

	Total	2,724,859

Mortgage-Backed Securities (3.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
350,000	3.000%, 1/1/2031[b]	360,666	0.5%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
250,000	4.000%, 1/1/2046[b]	264,097	0.3%

	Long-Term Fixed Income (17.5%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,025,000	3.500%, 1/1/2046[b]	1,057,516	1.4%
550,000	4.000%, 1/1/2046[b]	581,994	0.7%
425,000	4.500%, 1/1/2046[b]	458,947	0.6%

	Total	2,723,220

Technology (0.6%)
	Other Securities^	444,792	0.6%

	Total	444,792

Transportation (0.2%)
	Other Securities^	132,776	0.2%

	Total	132,776

U.S. Government and Agencies (0.6%)
	U.S. Treasury Notes
345,000	1.875%, 6/30/2020	347,412	0.5%
	Other Securities^	95,490	0.1%

	Total	442,902

Utilities (0.5%)
	Other Securities^	410,649	0.5%

	Total	410,649

	Total Long-Term Fixed Income (cost $14,078,134)	13,783,627

Shares	Registered Investment Companies (5.8%)
Equity Funds/ETFs (4.5%)
4,775	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	45,649	0.1%
9,000	iShares MSCI EAFE Index Fund	528,750	0.7%
13,473	iShares S&P U.S. Preferred Stock Index Fund	523,426	0.7%
16,010	Materials Select Sector SPDR Fund	695,154	0.9%
34,200	SPDR S&P Oil & Gas Exploration & Production ETF	1,033,524	1.3%
14,330	Utilities Select Sector SPDR Fund	620,202	0.8%
	Other Securities^	117,211	<0.1%

	Total	3,563,916

Fixed Income Funds/ETFs (1.3%)
1,654	iShares J.P. Morgan USD Emerging Markets Bond ETF	174,960	0.2%
	Other Securities^	827,489	1.1%

	Total	1,002,449

	Total Registered Investment Companies (cost $4,988,383)	4,566,365

Shares or Principal Amount	Short-Term Investments (8.5%)[c]
	Federal Home Loan Mortgage Corporation Discount Notes
200,000	0.100% - 0.105%, 1/6/2016 - 1/8/2016[d]	199,997	0.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Shares or Principal Amount	Short-Term Investments (8.5%)[c]	Value	% of Net Assets
	Thrivent Cash Management Trust
6,429,870	0.220%	$6,429,870	8.2%
	Other Securities^	99,983	0.1%

	Total Short-Term Investments (at amortized cost)	6,729,850

	Total Investments (cost $83,880,548) 103.6%	$81,618,635

	Other Assets and Liabilities, Net (3.6%)	(2,839,574)

	Total Net Assets 100.0%	$78,779,061

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,533,231
Gross unrealized depreciation	(5,051,240)

Net unrealized appreciation (depreciation)	$(2,518,009)

Cost for federal income tax purposes	$84,136,644

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Growth and Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	432,724	—	359,579	73,145
Capital Goods	357,845	—	357,845	—
Communications Services	2,490,768	—	2,284,774	205,994
Consumer Cyclical	1,382,617	—	1,382,617	—
Consumer Non-Cyclical	1,131,429	—	1,121,777	9,652
Energy	417,436	—	186,508	230,928
Financials	445,002	—	445,002	—
Technology	588,839	—	588,627	212
Transportation	414,702	—	414,702	—
Utilities	267,032	—	267,032	—
Common Stock
Consumer Discretionary	7,723,678	5,805,153	1,918,525	—
Consumer Staples	2,809,932	1,121,491	1,688,441	—
Energy	3,082,869	2,729,364	353,505	—
Financials	13,719,850	9,923,878	3,795,972	—
Health Care	5,307,097	4,197,633	1,109,464	—
Industrials	5,212,339	3,298,099	1,914,240	—
Information Technology	7,143,184	6,324,109	819,075	—
Materials	1,389,352	448,561	940,791	—
Telecommunications Services	1,053,137	164,858	888,279	—
Utilities	1,168,961	860,636	308,325	—
Long-Term Fixed Income
Asset-Backed Securities	99,363	—	99,363	—
Basic Materials	218,662	—	218,662	—
Capital Goods	470,307	—	470,307	—
Collateralized Mortgage Obligations	1,964,714	—	1,964,714	—
Communications Services	700,490	—	700,490	—
Consumer Cyclical	795,971	—	795,971	—
Consumer Non-Cyclical	714,902	—	714,902	—
Energy	489,007	—	489,007	—
Financials	1,451,013	—	1,063,102	387,911
Foreign Government	2,724,859	—	2,724,859	—
Mortgage-Backed Securities	2,723,220	—	2,723,220	—
Technology	444,792	—	444,792	—
Transportation	132,776	—	132,776	—
U.S. Government and Agencies	442,902	—	442,902	—
Utilities	410,649	—	410,649	—
Registered Investment Companies
Equity Funds/ETFs	3,563,916	3,563,916	—	—
Fixed Income Funds/ETFs	1,002,449	1,002,449	—	—
Short-Term Investments	6,729,850	6,429,870	299,980	—

Total	$81,618,635	$45,870,017	$34,840,776	$907,842

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	8,938	8,938	—	—
Credit Default Swaps	1,172	—	1,172	—

Total Asset Derivatives	$10,110	$8,938	$1,172	$—

Liability Derivatives
Futures Contracts	4,162	4,162	—	—

Total Liability Derivatives	$4,162	$4,162	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table presents Growth and Income Plus Portfolio’s futures contracts held as of December 31, 2015. Investments totaling $199,997 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(21)	March 2016	($4,568,091)	($4,561,922)	$6,169
5-Yr. U.S. Treasury Bond Futures	15	March 2016	1,777,664	1,774,805	(2,859)
10-Yr. U.S. Treasury Bond Futures	(1)	March 2016	(126,114)	(125,906)	208
30-Yr. U.S. Treasury Bond Futures	2	March 2016	306,178	307,500	1,322
S&P 500 Mini-Futures	5	March 2016	510,153	508,850	(1,303)
Ultra Long Term U.S. Treasury Bond Futures	1	March 2016	157,448	158,687	1,239
Total Futures Contracts					$4,776

The following table presents Growth and Income Plus Portfolio’s swaps contracts held as of December 31, 2015. Investments totaling $99,983 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 24, 5 Year, at 5.00%; CS First Boston Corporation	Buy	6/20/2020	$49,500	$1,172	$1,172
Total Credit Default Swaps				$1,172	$1,172

1	As the buyer of protection, Growth and Income Plus Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Growth and Income Plus Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Growth and Income Plus Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Growth and Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$8,938
Total Interest Rate Contracts		8,938
Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	1,172
Total Credit Contracts		1,172

Total Asset Derivatives		$10,110

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,859
Total Interest Rate Contracts		2,859
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,303
Total Equity Contracts		1,303

Total Liability Derivatives		$4,162

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Growth and Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	187,231
Total Equity Contracts		187,231
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	16,774
Total Interest Rate Contracts		16,774
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(575)
Total Credit Contracts		(575)

Total		$203,430

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Growth and Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(30,533)
Total Interest Rate Contracts		(30,533)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(88,900)
Total Equity Contracts		(88,900)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	1,172
Total Credit Contracts		1,172

Total		($118,261)

The following table presents Growth and Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$1,447,089	1.8%	N/A	N/A
Interest Rate Contracts	8,304,472	10.3	N/A	N/A
Credit Contracts	N/A	N/A	$1,355	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Growth and Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Short Term Investment	$8,619,908	$52,923,059	$55,113,097	6,429,870	$6,429,870	$5,046
Total Value and Income Earned	$8,619,908				$6,429,870	$5,046

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (16.4%)	Value	% of Net Assets
Basic Materials (0.7%)
	Other Securities^	$2,330,347	0.7%

	Total	2,330,347

Capital Goods (0.8%)
	Other Securities^	2,332,767	0.8%

	Total	2,332,767

Communications Services (5.3%)
	Other Securities^	16,557,158	5.3%

	Total	16,557,158

Consumer Cyclical (2.5%)
	Other Securities^	7,799,772	2.5%

	Total	7,799,772

Consumer Non-Cyclical (2.7%)
	Other Securities^	8,281,474	2.7%

	Total	8,281,474

Energy (1.0%)
	Other Securities^	3,137,151	1.0%

	Total	3,137,151

Financials (0.7%)
	Other Securities^	2,305,272	0.7%

	Total	2,305,272

Technology (1.3%)
	Avago Technologies Cayman Finance, Ltd., Term Loan
$1,500,000	0.000%, 11/13/2022[a,b,c]	1,482,195	0.5%
	Other Securities^	2,612,608	0.8%

	Total	4,094,803

Transportation (0.9%)
	Other Securities^	2,829,865	0.9%

	Total	2,829,865

Utilities (0.5%)
	Other Securities^	1,625,869	0.5%

	Total	1,625,869

	Total Bank Loans (cost $55,160,312)	51,294,478

Shares	Common Stock (45.2%)
Consumer Discretionary (7.1%)
3,380	Amazon.com, Inc.[d]	2,284,508	0.7%
2,590	AutoZone, Inc.[d]	1,921,547	0.6%
41,765	Comcast Corporation	2,356,799	0.8%
29,660	NIKE, Inc.	1,853,750	0.6%
21,460	Starbucks Corporation	1,288,244	0.4%
	Other Securities^	12,485,284	4.0%

	Total	22,190,132

Consumer Staples (2.6%)
11,080	Anheuser-Busch InBev NV ADR	1,385,000	0.5%
30,360	Coca-Cola Company	1,304,266	0.4%
	Other Securities^	5,391,969	1.7%

	Total	8,081,235

Energy (3.2%)
18,970	EOG Resources, Inc.	$1,342,886	0.4%
28,000	Royal Dutch Shell plc ADR	1,282,120	0.4%
54,000	Spectra Energy Corporation	1,292,760	0.4%
32,363	Total SA ADR[e]	1,454,717	0.5%
180,550	Weatherford International, Ltd.[d]	1,514,814	0.5%
	Other Securities^	3,175,502	1.0%

	Total	10,062,799

Financials (12.6%)
8,300	Allianz SE	1,463,116	0.5%
58,590	Charles Schwab Corporation	1,929,369	0.6%
31,908	Citigroup, Inc.	1,651,239	0.5%
5,030	Intercontinental Exchange, Inc.	1,288,988	0.4%
23,800	MetLife, Inc.	1,147,398	0.4%
7,593	Simon Property Group, Inc.	1,476,383	0.5%
42,300	Synchrony Financial[d]	1,286,343	0.4%
	Other Securities^	29,312,338	9.3%

	Total	39,555,174

Health Care (4.9%)
41,730	Abbott Laboratories	1,874,094	0.6%
4,880	Allergan plc[d]	1,525,000	0.5%
6,500	Amgen, Inc.	1,055,145	0.3%
27,250	Medtronic, Inc.	2,096,070	0.7%
39,840	Merck & Company, Inc.	2,104,349	0.7%
	Other Securities^	6,507,579	2.1%

	Total	15,162,237

Industrials (5.0%)
18,140	Boeing Company	2,622,863	0.9%
27,550	Illinois Tool Works, Inc.	2,553,334	0.8%
23,660	Ingersoll-Rand plc	1,308,161	0.4%
19,700	Macquarie Infrastructure Corporation	1,430,220	0.5%
	Other Securities^	7,646,815	2.4%

	Total	15,561,393

Information Technology (6.6%)
15,060	Alibaba Group Holding, Ltd. ADR[d,e]	1,223,926	0.4%
1,670	Alphabet, Inc., Class Ad	1,299,277	0.4%
1,645	Alphabet, Inc., Class Cd	1,248,358	0.4%
15,080	Apple, Inc.	1,587,321	0.5%
49,140	Cisco Systems, Inc.	1,334,397	0.4%
45,780	EMC Corporation	1,175,630	0.4%
41,270	Microsoft Corporation	2,289,660	0.7%
25,950	Visa, Inc.	2,012,422	0.7%
24,230	Xilinx, Inc.	1,138,083	0.4%
	Other Securities^	7,337,389	2.3%

	Total	20,646,463

Materials (1.3%)
	Other Securities^	4,065,574	1.3%

	Total	4,065,574

Telecommunications Services (0.9%)
	Other Securities^	2,914,154	0.9%

	Total	2,914,154

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Shares	Common Stock (45.2%)	Value	% of Net Assets
Utilities (1.0%)
37,500	Brookfield Infrastructure Partners, LP	$1,421,625	0.5%
	Other Securities^	1,756,086	0.5%

	Total	3,177,711

	Total Common Stock (cost $135,894,397)	141,416,872

Principal Amount	Long-Term Fixed Income (29.8%)
Asset-Backed Securities (1.4%)
	Other Securities^	4,509,830	1.4%

	Total	4,509,830

Basic Materials (0.3%)
	Other Securities^	994,575	0.3%

	Total	994,575

Capital Goods (0.8%)
	Other Securities^	2,614,945	0.8%

	Total	2,614,945

Collateralized Mortgage Obligations (4.0%)
	Other Securities^	12,599,688	4.0%

	Total	12,599,688

Communications Services (1.3%)
	Other Securities^	4,080,902	1.3%

	Total	4,080,902

Consumer Cyclical (1.4%)
	Other Securities^	4,325,687	1.4%

	Total	4,325,687

Consumer Non-Cyclical (1.4%)
	Other Securities^	4,395,257	1.4%

	Total	4,395,257

Energy (0.8%)
	Petroleos Mexicanos
550,000	5.625%, 1/23/2046[f]	420,860	0.2%
	Other Securities^	2,093,423	0.6%

	Total	2,514,283

Financials (3.8%)
	Goldman Sachs Group, Inc. Convertible
1,600,000	0.500%, 9/24/2022	1,655,088	0.5%
	Other Securities^	10,226,407	3.3%

	Total	11,881,495

Foreign Government (6.5%)
	Mexico Government International Bond
2,632,000	3.600% - 6.050%, 3/15/2022 - 1/23/2046	2,556,834	0.8%
	Turkey Government International Bond
3,368,000	4.250% - 7.500%, 11/7/2019 - 4/16/2043[e]	3,453,857	1.3%
	Other Securities^	14,234,818	4.4%

	Total	20,245,509

	Long-Term Fixed Income (29.8%)
Mortgage-Backed Securities (5.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
$1,130,000	3.000%, 1/1/2031[c]	1,164,435	0.4%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,180,000	4.000%, 1/1/2046[c]	1,246,536	0.4%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
600,000	3.500%, 1/1/2030[c]	628,336	0.2%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
6,425,000	3.500%, 1/1/2046[c]	6,628,822	2.1%
3,775,000	4.000%, 1/1/2046[c]	3,994,599	1.3%
2,600,000	4.500%, 1/1/2046[c]	2,807,675	0.9%
28,291	8.000% - 10.500%, 8/1/2020 - 4/1/2030	31,908	<0.1%
	Other Securities^	184,493	<0.1%

	Total	16,686,804

Technology (0.9%)
	Other Securities^	2,715,813	0.9%

	Total	2,715,813

Transportation (0.3%)
	Other Securities^	942,808	0.3%

	Total	942,808

U.S. Government and Agencies (0.7%)
	U.S. Treasury Notes
1,645,000	1.875%, 6/30/2020	1,656,502	0.5%
	Other Securities^	588,016	0.2%

	Total	2,244,518

Utilities (0.9%)
	Other Securities^	2,762,699	0.9%

	Total	2,762,699

	Total Long-Term Fixed Income (cost $96,122,957)	93,514,813

Shares	Registered Investment Companies (3.8%)
Equity Funds/ETFs (2.4%)
47,080	Materials Select Sector SPDR Fund	2,044,214	0.7%
61,600	SPDR S&P Oil & Gas Exploration & Production ETF[e]	1,861,552	0.6%
42,110	Utilities Select Sector SPDR Fund	1,822,521	0.6%
	Other Securities^	1,735,125	0.5%

	Total	7,463,412

Fixed Income Funds/ETFs (1.4%)
12,089	iShares J.P. Morgan USD Emerging Markets Bond ETF[e]	1,278,774	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Shares	Registered Investment Companies (3.8%)	Value	% of Net Assets
Fixed Income Funds/ETFs (1.4%) - continued
	Other Securities^	$3,180,326	1.0%

	Total	4,459,100

	Total Registered Investment Companies (cost $12,856,513)	11,922,512

	Preferred Stock (1.6%)
Financials (1.5%)
	Other Securities^	4,513,544	1.5%

	Total	4,513,544

Materials (0.1%)
	Other Securities^	349,056	0.1%

	Total	349,056

Utilities (<0.1%)
	Other Securities^	108,640	<0.1%

	Total	108,640

	Total Preferred Stock (cost $4,708,491)	4,971,240

	Collateral Held for Securities Loaned (3.1%)
9,667,927	Thrivent Cash Management Trust	9,667,927	3.1%

	Total Collateral Held for Securities Loaned (cost $9,667,927)	9,667,927

Shares or Principal Amount	Short-Term Investments (9.1%)[g]
	Federal National Mortgage Association Discount Notes
400,000	0.070% - 0.180%, 1/8/2016 - 2/8/2016[h]	399,959	0.2%
	Thrivent Cash Management Trust
27,808,704	0.220%	27,808,704	8.9%
	Other Securities^	199,982	<0.1%

	Total Short-Term Investments (at amortized cost)	28,408,645

	Total Investments (cost $342,819,242) 109.0%	$341,196,487

	Other Assets and Liabilities, Net (9.0%)	(28,119,943)

	Total Net Assets 100.0%	$313,076,544

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	All or a portion of the loan is unfunded.
b	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	All or a portion of the security is on loan.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $18,774,800 or 6.0% of total net assets.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Balanced Income Plus Portfolio held restricted securities as of December 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2015, the value of these investments was $1,914,426 or 0.6% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Portfolio as of December 31, 2015:

Securities Lending Transactions
Taxable Debt Security	$3,212,211
Common Stock	6,198,350

Total lending	$9,410,561
Gross amount payable upon return of collateral for securities loaned	$9,667,927

Net amounts due to counterparty	$257,366

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$14,510,739
Gross unrealized depreciation	(16,857,082)

Net unrealized appreciation (depreciation)	$(2,346,343)
Cost for federal income tax purposes	$343,542,830

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Balanced Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	2,330,347	—	2,330,347	—
Capital Goods	2,332,767	—	2,332,767	—
Communications Services	16,557,158	—	15,074,008	1,483,150
Consumer Cyclical	7,799,772	—	7,799,772	—
Consumer Non-Cyclical	8,281,474	—	7,892,025	389,449
Energy	3,137,151	—	1,175,289	1,961,862
Financials	2,305,272	—	2,305,272	—
Technology	4,094,803	—	4,092,790	2,013
Transportation	2,829,865	—	2,829,865	—
Utilities	1,625,869	—	1,625,869	—
Common Stock
Consumer Discretionary	22,190,132	16,806,871	5,383,261	—
Consumer Staples	8,081,235	3,297,603	4,783,632	—
Energy	10,062,799	9,105,416	957,383	—
Financials	39,555,174	29,075,319	10,479,855	—
Health Care	15,162,237	12,095,380	3,066,857	—
Industrials	15,561,393	9,965,725	5,595,668	—
Information Technology	20,646,463	18,335,629	2,310,834	—
Materials	4,065,574	1,231,330	2,834,244	—
Telecommunications Services	2,914,154	464,793	2,449,361	—
Utilities	3,177,711	2,312,044	865,667	—
Long-Term Fixed Income
Asset-Backed Securities	4,509,830	—	4,509,830	—
Basic Materials	994,575	—	994,575	—
Capital Goods	2,614,945	—	2,614,945	—
Collateralized Mortgage Obligations	12,599,688	—	12,599,688	—
Communications Services	4,080,902	—	4,080,902	—
Consumer Cyclical	4,325,687	—	4,325,687	—
Consumer Non-Cyclical	4,395,257	—	4,395,257	—
Energy	2,514,283	—	2,514,283	—
Financials	11,881,495	—	10,226,406	1,655,089
Foreign Government	20,245,509	—	20,245,509	—
Mortgage-Backed Securities	16,686,804	—	16,686,804	—
Technology	2,715,813	—	2,715,813	—
Transportation	942,808	—	942,808	—
U.S. Government and Agencies	2,244,518	—	2,244,518	—
Utilities	2,762,699	—	2,762,699	—
Registered Investment Companies
Equity Funds/ETFs	7,463,412	7,463,412	—	—
Fixed Income Funds/ETFs	4,459,100	4,459,100	—	—
Preferred Stock
Financials	4,513,544	2,810,613	1,702,931	—
Materials	349,056	349,056	—	—
Utilities	108,640	108,640	—	—
Collateral Held for Securities Loaned	9,667,927	9,667,927	—	—
Short-Term Investments	28,408,645	27,808,704	599,941	—

Total	$341,196,487	$155,357,562	$180,347,362	$5,491,563

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	57,315	57,315	—	—
Credit Default Swaps	17,586	—	17,586	—

Total Asset Derivatives	$74,901	$57,315	$17,586	$—

Liability Derivatives
Futures Contracts	20,373	20,373	—	—

Total Liability Derivatives	$20,373	$20,373	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table presents Balanced Income Plus Portfolio’s futures contracts held as of December 31, 2015. Investments totaling $299,961 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(136)	March 2016	($29,583,828)	($29,543,875)	$39,953
5-Yr. U.S. Treasury Bond Futures	91	March 2016	10,784,493	10,767,148	(17,345)
10-Yr. U.S. Treasury Bond Futures	(10)	March 2016	(1,261,141)	(1,259,063)	2,078
30-Yr. U.S. Treasury Bond Futures	10	March 2016	1,530,890	1,537,500	6,610
S&P 500 Mini-Futures	21	March 2016	2,140,198	2,137,170	(3,028)
Ultra Long Term U.S. Treasury Bond Futures	7	March 2016	1,102,139	1,110,813	8,674
Total Futures Contracts					$36,942

The following table presents Balanced Income Plus Portfolio’s swaps contracts held as of December 31, 2015. Investments totaling $99,983 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 24, 5 Year, at 5.00%; CS First Boston Corporation	Buy	6/20/2020	$742,500	$17,586	$17,586
Total Credit Default Swaps				$17,586	$17,586

1	As the buyer of protection, Balanced Income Plus Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Balanced Income Plus Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Balanced Income Plus Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$57,315
Total Interest Rate Contracts		57,315
Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	17,586
Total Credit Contracts		17,586

Total Asset Derivatives		$74,901

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	17,345
Total Interest Rate Contracts		17,345
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,028
Total Equity Contracts		3,028

Total Liability Derivatives		$20,373

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	131,125
Total Equity Contracts		131,125
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	82,512
Total Interest Rate Contracts		82,512
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(8,625)
Total Credit Contracts		(8,625)

Total		$205,012

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(180,342)
Total Interest Rate Contracts		(180,342)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(106,731)
Total Equity Contracts		(106,731)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	17,586
Total Credit Contracts		17,586

Total		($269,487)

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table presents Balanced Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$2,468,415	0.8%	N/A	N/A
Interest Rate Contracts	58,433,766	18.5	N/A	N/A
Credit Contracts	N/A	N/A	$20,329	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Balanced Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust- Collateral Investment	$6,533,365	$66,623,658	$63,489,096	9,667,927	$9,667,927	$56,920
Cash Management Trust- Short Term Investment	28,196,804	137,925,355	138,313,455	27,808,704	27,808,704	24,587
Total Value and Income Earned	$34,730,169				$37,476,631	$81,507

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (13.3%)	Value	% of Net Assets
Basic Materials (0.9%)
	Other Securities^	$4,192,766	0.9%

	Total	4,192,766

Capital Goods (0.5%)
	Other Securities^	2,425,536	0.5%

	Total	2,425,536

Communications Services (3.9%)
	Other Securities^	18,806,749	3.9%

	Total	18,806,749

Consumer Cyclical (2.2%)
	Other Securities^	10,418,610	2.2%

	Total	10,418,610

Consumer Non-Cyclical (1.9%)
	Other Securities^	9,024,432	1.9%

	Total	9,024,432

Energy (0.7%)
	Other Securities^	3,195,555	0.7%

	Total	3,195,555

Financials (0.7%)
	Other Securities^	3,270,374	0.7%

	Total	3,270,374

Technology (1.3%)
	Avago Technologies Cayman Finance, Ltd., Term Loan
$2,000,000	0.000%, 11/13/2022[a,b,c]	1,976,260	0.4%
	Other Securities^	4,452,156	0.9%

	Total	6,428,416

Transportation (0.8%)
	Other Securities^	4,120,138	0.8%

	Total	4,120,138

Utilities (0.4%)
	Other Securities^	1,765,402	0.4%

	Total	1,765,402

	Total Bank Loans (cost $67,667,601)	63,647,978

	Long-Term Fixed Income (42.7%)
Asset-Backed Securities (3.6%)
	Other Securities^	17,345,797	3.6%

	Total	17,345,797

Basic Materials (0.5%)
	Other Securities^	2,590,502	0.5%

	Total	2,590,502

Capital Goods (1.4%)
	Other Securities^	6,511,742	1.4%

	Total	6,511,742

Collateralized Mortgage Obligations (13.6%)
	Alternative Loan Trust
1,127,592	5.500%, 5/25/2035	1,131,305	0.2%
	Countrywide Alternative Loan Trust
2,174,438	0.822% - 6.000%, 2/25/2035 - 4/25/2036[d]	1,960,649	0.4%
	Countrywide Home Loan Mortgage Pass Through Trust
1,662,556	2.706% - 2.725%, 11/25/2035 - 2/20/2036	1,426,690	0.3%
	Federal National Mortgage Association
8,375,592	2.500% - 3.500%, 2/25/2028 - 1/25/2033[e]	918,987	0.3%
	GMAC Mortgage Corporation Loan Trust
1,368,559	3.149%, 5/25/2035	1,289,544	0.3%
	HarborView Mortgage Loan Trust
1,514,528	2.685%, 7/19/2035	1,333,471	0.3%
	Residential Accredit Loans, Inc.
1,671,254	3.633%, 9/25/2035	1,385,271	0.3%
	Wells Fargo Mortgage Backed Securities Trust
1,326,354	2.731%, 7/25/2036	1,299,613	0.3%
	Other Securities^	54,296,180	11.2%

	Total	65,041,710

Commercial Mortgage-Backed Securities (0.1%)
	Other Securities^	675,229	0.1%

	Total	675,229

Communications Services (2.0%)
	Other Securities^	9,550,767	2.0%

	Total	9,550,767

Consumer Cyclical (1.9%)
	Other Securities^	8,916,524	1.9%

	Total	8,916,524

Consumer Non-Cyclical (1.9%)
	Other Securities^	9,202,151	1.9%

	Total	9,202,151

Energy (1.5%)
	Other Securities^	7,155,208	1.5%

	Total	7,155,208

Financials (7.7%)
	Bank of America Corporation
312,000	5.650% - 8.000%, 5/2/2017 - 12/29/2049[f]	324,975	0.1%
	Goldman Sachs Group, Inc. Convertible
2,450,000	0.500%, 9/24/2022	2,534,353	0.5%
	ILFC E-Capital Trust II
1,575,000	4.740%, 12/21/2065[d,g]	1,449,000	0.3%
	Other Securities^	32,703,977	6.8%

	Total	37,012,305

Foreign Government (2.9%)
	Other Securities^	13,821,650	2.9%

	Total	13,821,650

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (42.7%)	Value	% of Net Assets
Mortgage-Backed Securities (1.9%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$6,500,000	3.500%, 1/1/2046[c]	$6,706,201	1.4%
2,150,000	4.000%, 1/1/2046[c]	2,275,069	0.5%

	Total	8,981,270

Technology (1.3%)
	Other Securities^	6,408,789	1.3%

	Total	6,408,789

Transportation (0.3%)
	Other Securities^	1,671,366	0.3%

	Total	1,671,366

U.S. Government and Agencies (0.4%)
	Other Securities^	1,952,041	0.4%

	Total	1,952,041

Utilities (1.7%)
	Southern California Edison Company
1,700,000	6.250%, 8/1/2049[f]	1,872,975	0.4%
	Other Securities^	6,108,666	1.3%

	Total	7,981,641

	Total Long-Term Fixed Income (cost $205,832,025)	204,818,692

Shares	Common Stock (29.1%)
Consumer Discretionary (4.2%)
3,060	Amazon.com, Inc.[h]	2,068,223	0.4%
2,340	AutoZone, Inc.[h]	1,736,069	0.4%
37,814	Comcast Corporation	2,133,844	0.5%
26,840	NIKE, Inc.	1,677,500	0.4%
	Other Securities^	12,571,543	2.5%

	Total	20,187,179

Consumer Staples (1.5%)
10,031	Anheuser-Busch InBev NV ADR	1,253,875	0.3%
	Other Securities^	6,093,545	1.2%

	Total	7,347,420

Energy (2.0%)
28,500	Royal Dutch Shell plc ADR	1,305,015	0.3%
54,000	Spectra Energy Corporation	1,292,760	0.3%
32,770	Total SA ADR	1,473,012	0.3%
163,480	Weatherford International, Ltd.[h]	1,371,597	0.3%
	Other Securities^	4,188,042	0.8%

	Total	9,630,426

Financials (9.6%)
7,600	Allianz SE	1,339,720	0.3%
115,400	Ares Capital Corporation	1,644,450	0.4%
53,050	Charles Schwab Corporation	1,746,937	0.4%
28,890	Citigroup, Inc.	1,495,058	0.3%
120,000	Golub Capital BDC, Inc.	1,995,600	0.4%
6,710	Simon Property Group, Inc.	1,304,692	0.3%
93,000	Solar Capital, Ltd.	1,527,990	0.3%
232,750	Two Harbors Investment Corporation	1,885,275	0.4%
	Other Securities^	33,047,704	6.8%

	Total	45,987,426

Health Care (2.9%)
37,940	Abbott Laboratories	1,703,885	0.4%
4,440	Allergan plc[h]	1,387,500	0.3%
24,480	Medtronic, Inc.	1,883,002	0.4%
36,080	Merck & Company, Inc.	1,905,746	0.4%
	Other Securities^	6,906,992	1.4%

	Total	13,787,125

Industrials (3.0%)
16,420	Boeing Company	2,374,168	0.5%
24,946	Illinois Tool Works, Inc.	2,311,995	0.5%
20,000	Macquarie Infrastructure Corporation	1,452,000	0.3%
	Other Securities^	8,135,281	1.7%

	Total	14,273,444

Information Technology (3.9%)
13,650	Apple, Inc.	1,436,799	0.3%
37,360	Microsoft Corporation	2,072,733	0.4%
23,490	Visa, Inc.	1,821,649	0.4%
	Other Securities^	13,436,634	2.8%

	Total	18,767,815

Materials (0.8%)
	Other Securities^	3,720,681	0.8%

	Total	3,720,681

Telecommunications Services (0.6%)
	Other Securities^	2,691,998	0.6%

	Total	2,691,998

Utilities (0.6%)
38,000	Brookfield Infrastructure Partners, LP	1,440,580	0.3%
	Other Securities^	1,599,732	0.3%

	Total	3,040,312

	Total Common Stock (cost $143,958,554)	139,433,826

	Registered Investment Companies (4.2%)
Equity Funds/ETFs (2.9%)
256,500	Alerian MLP ETF	3,090,825	0.6%
114,000	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	1,089,840	0.2%
12,900	iShares MSCI EAFE Index Fund	757,875	0.2%
27,000	iShares S&P U.S. Preferred Stock Index Fund	1,048,950	0.2%
42,620	Materials Select Sector SPDR Fund	1,850,560	0.4%
98,600	SPDR S&P Oil & Gas Exploration & Production ETF	2,979,692	0.6%
38,120	Utilities Select Sector SPDR Fund	1,649,834	0.3%
25,000	Vanguard High Dividend Yield ETF	1,668,750	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Shares	Registered Investment Companies (4.2%)	Value	% of Net Assets
Equity Funds/ETFs (2.9%) - continued
	Other Securities^	$31,892	<0.1%

	Total	14,168,218

Fixed Income Funds/ETFs (1.3%)
9,100	iShares Intermediate Credit Bond ETF	976,248	0.2%
14,178	iShares J.P. Morgan USD Emerging Markets Bond ETF	1,499,749	0.3%
50,740	Vanguard Short-Term Corporate Bond ETF	4,007,952	0.8%

	Total	6,483,949

	Total Registered Investment Companies (cost $22,792,018)	20,652,167

	Preferred Stock (3.9%)
Financials (3.6%)
800	Bank of America Corporation, Convertible, 7.250%[f]	874,616	0.2%
13,380	Cobank ACB, 6.250%[f,g]	1,373,541	0.3%
16,000	Countrywide Capital V, 7.000%	410,080	0.1%
53,200	GMAC Capital Trust I, 8.125%	1,349,152	0.3%
50,800	Goldman Sachs Group, Inc., 5.500%[f]	1,315,212	0.3%
57,000	RBS Capital Funding Trust V, 5.900%[f]	1,398,780	0.3%
1,125	Wells Fargo & Company, Convertible, 7.500%[f]	1,306,125	0.3%
	Other Securities^	9,179,405	1.8%

	Total	17,206,911

Materials (0.3%)
	Other Securities^	1,360,214	0.3%

	Total	1,360,214

	Total Preferred Stock (cost $18,339,076)	18,567,125

	Collateral Held for Securities Loaned (0.1%)
341,050	Thrivent Cash Management Trust	341,050	0.1%

	Total Collateral Held for Securities Loaned (cost $341,050)	341,050

Shares or Principal Amount	Short-Term Investments (9.0%)[i]
	Federal National Mortgage Association Discount Notes
800,000	0.090% - 0.110%, 1/14/2016 - 1/20/2016J	799,963	0.2%
	Thrivent Cash Management Trust
40,972,462	0.220%	40,972,462	8.5%
	Other Securities^	1,399,959	0.3%

	Total Short-Term Investments (at amortized cost)	43,172,384

	Total Investments (cost $502,102,708) 102.3%	$490,633,222

	Other Assets and Liabilities, Net (2.3%)	(11,060,437)

	Total Net Assets 100.0%	$479,572,785

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	All or a portion of the loan is unfunded.
b	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
e	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $46,263,037 or 9.6% of total net assets.
h	Non-income producing security.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Diversified Income Plus Portfolio held restricted securities as of December 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2015, the value of these investments was $10,982,945 or 2.3% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Portfolio as of December 31, 2015:

Securities Lending Transactions
Common Stock	$319,654

Total lending	$319,654
Gross amount payable upon return of collateral for securities loaned	$341,050

Net amounts due to counterparty	$21,396

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$13,112,383
Gross unrealized depreciation	(25,240,716)

Net unrealized appreciation (depreciation)	$(12,128,333)
Cost for federal income tax purposes	$502,761,555

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Diversified Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	4,192,766	—	3,607,605	585,161
Capital Goods	2,425,536	—	2,425,536	—
Communications Services	18,806,749	—	17,596,174	1,210,575
Consumer Cyclical	10,418,610	—	10,418,610	—
Consumer Non-Cyclical	9,024,432	—	8,608,375	416,057
Energy	3,195,555	—	1,297,942	1,897,613
Financials	3,270,374	—	3,270,374	—
Technology	6,428,416	—	6,426,109	2,307
Transportation	4,120,138	—	4,120,138	—
Utilities	1,765,402	—	1,765,402	—
Long-Term Fixed Income
Asset-Backed Securities	17,345,797	—	17,345,797	—
Basic Materials	2,590,502	—	2,590,502	—
Capital Goods	6,511,742	—	6,511,742	—
Collateralized Mortgage Obligations	65,041,710	—	65,041,710	—
Commercial Mortgage-Backed Securities	675,229	—	675,229	—
Communications Services	9,550,767	—	9,550,767	—
Consumer Cyclical	8,916,524	—	8,916,524	—
Consumer Non-Cyclical	9,202,151	—	9,202,151	—
Energy	7,155,208	—	7,155,208	—
Financials	37,012,305	—	34,477,952	2,534,353
Foreign Government	13,821,650	—	13,821,650	—
Mortgage-Backed Securities	8,981,270	—	8,981,270	—
Technology	6,408,789	—	6,408,789	—
Transportation	1,671,366	—	1,671,366	—
U.S. Government and Agencies	1,952,041	—	1,952,041	—
Utilities	7,981,641	—	7,981,641	—
Common Stock
Consumer Discretionary	20,187,179	15,282,387	4,904,792	—
Consumer Staples	7,347,420	2,985,612	4,361,808	—
Energy	9,630,426	8,750,442	879,984	—
Financials	45,987,426	36,359,753	9,627,673	—
Health Care	13,787,125	11,003,150	2,783,975	—
Industrials	14,273,444	9,214,160	5,059,284	—
Information Technology	18,767,815	16,643,505	2,124,310	—
Materials	3,720,681	1,129,951	2,590,730	—
Telecommunications Services	2,691,998	425,174	2,266,824	—
Utilities	3,040,312	2,258,722	781,590	—
Registered Investment Companies
Equity Funds/ETFs	14,168,218	14,168,218	—	—
Fixed Income Funds/ETFs	6,483,949	6,483,949	—	—
Preferred Stock
Financials	17,206,911	14,822,202	2,384,709	—
Materials	1,360,214	1,360,214	—	—
Collateral Held for Securities Loaned	341,050	341,050	—	—
Short-Term Investments	43,172,384	40,972,462	2,199,922	—

Total	$490,633,222	$182,200,951	$301,786,205	$6,646,066

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	71,364	71,364	—	—

Total Asset Derivatives	$71,364	$71,364	$—	$—

Liability Derivatives
Futures Contracts	456,301	456,301	—	—

Total Liability Derivatives	$456,301	$456,301	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table presents Diversified Income Plus Portfolio’s futures contracts held as of December 31, 2015. Investments totaling $2,199,922 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(180)	March 2016	($39,155,067)	($39,102,188)	$52,879
5-Yr. U.S. Treasury Bond Futures	302	March 2016	35,790,295	35,732,734	(57,561)
10-Yr. U.S. Treasury Bond Futures	(48)	March 2016	(6,053,476)	(6,043,500)	9,976
30-Yr. U.S. Treasury Bond Futures	11	March 2016	1,683,979	1,691,249	7,270
S&P 500 Futures	(45)	March 2016	(22,510,501)	(22,898,250)	(387,749)
S&P 500 Mini-Futures	41	March 2016	4,183,561	4,172,570	(10,991)
Ultra Long Term U.S. Treasury Bond Futures	1	March 2016	157,448	158,687	1,239
Total Futures Contracts					($384,937)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$71,364
Total Interest Rate Contracts		71,364

Total Asset Derivatives		$71,364

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	57,561
Total Interest Rate Contracts		57,561
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	398,740
Total Equity Contracts		398,740

Total Liability Derivatives		$456,301

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	349,479
Total Equity Contracts		349,479
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	679,143
Total Interest Rate Contracts		679,143

Total		$1,028,622

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(315,319)
Total Interest Rate Contracts		(315,319)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(518,562)
Total Equity Contracts		(518,562)

Total		($833,881)

The following table presents Diversified Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$27,563,081	5.9%
Interest Rate Contracts	106,301,667	22.8

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust- Collateral Investment	$2,146,445	$21,051,701	$22,857,096	341,050	$341,050	$34,483
Cash Management Trust- Short Term Investment	46,646,332	257,524,268	263,198,138	40,972,462	40,972,462	34,703
Total Value and Income Earned	$48,792,777				$41,313,512	$69,186

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (28.6%)	Value	% of Net Assets
Basic Materials (1.5%)
	Tronox Pigments BV, Term Loan
$562,661	4.500%, 3/19/2020[a]	$496,548	0.5%
	Other Securities^	997,347	1.0%

	Total	1,493,895

Capital Goods (2.1%)
	Berry Plastics Group, Inc., Term Loan
1,363,167	4.000%, 10/3/2022[a]	1,349,535	1.4%
	Other Securities^	708,834	0.7%

	Total	2,058,369

Communications Services (9.2%)
	Birch Communication Inc., Term Loan
653,906	7.750%, 7/17/2020[a]	624,481	0.6%
	Cengage Learning Acquisitions, Term Loan
697,438	7.000%, 3/31/2020[a]	678,258	0.7%
	CSC Holdings, LLC, Term Loan
1,250,000	5.000%, 10/9/2022[a]	1,246,488	1.3%
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
475,000	4.500%, 1/7/2022[a]	458,969	0.5%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
522,451	4.750%, 3/22/2019[a]	509,823	0.5%
	SBA Senior Finance II, LLC, Term Loan
738,750	3.250%, 3/24/2021[a]	722,128	0.7%
	XO Communications, LLC, Term Loan
687,750	4.250%, 3/20/2021[a]	670,212	0.7%
	Other Securities^	4,247,698	4.2%

	Total	9,158,057

Consumer Cyclical (4.4%)
	Amaya BV, Term Loan
355,513	5.000%, 8/1/2021[a]	332,405	0.3%
	IMG Worldwide, Inc., Term Loan
1,473,468	5.250%, 5/6/2021[a]	1,445,384	1.5%
	Mohegan Tribal Gaming Authority, Term Loan
762,653	5.500%, 6/15/2018[a]	744,403	0.8%
	Other Securities^	1,861,689	1.8%

	Total	4,383,881

Consumer Non-Cyclical (4.2%)
	Endo Luxembourg Finance I Co Sarl, Term Loan
365,000	3.750%, 9/26/2022[a]	359,678	0.3%
	JBS USA, LLC, Term Loan
1,318,532	3.750%, 5/25/2018[a]	1,310,291	1.3%
210,000	4.000%, 10/30/2022[a]	209,213	0.2%
	LTF Merger Sub, Inc., Term Loan
810,925	4.250%, 6/10/2022[a]	789,135	0.8%
	Ortho-Clinical Diagnostics, Inc., Term Loan
477,577	4.750%, 6/30/2021[a]	402,955	0.4%
	Valeant Pharmaceuticals International, Inc., Term Loan
523,681	4.000%, 4/1/2022[a,b,c]	502,603	0.5%
	Other Securities^	673,674	0.7%

	Total	4,247,549

Energy (1.0%)
	Other Securities^	972,464	1.0%

	Total	972,464

Financials (2.0%)
	TransUnion, LLC, Term Loan
1,350,937	3.500%, 4/9/2021[a]	1,309,842	1.3%
	Other Securities^	687,940	0.7%

	Total	1,997,782

Technology (1.9%)
	Avago Technologies Cayman Finance, Ltd., Term Loan
325,000	0.000%, 11/13/2022[a,b,c]	321,142	0.3%
	Avago Technologies, Ltd., Term Loan
535,011	3.750%, 5/6/2021[a]	533,229	0.5%
	Other Securities^	1,042,808	1.1%

	Total	1,897,179

Transportation (1.4%)
	American Airlines, Inc., Term Loan
496,163	3.250%, 6/27/2020[a]	487,867	0.5%
	OSG Bulk Ships, Inc., Term Loan
640,250	5.250%, 8/5/2019[a]	613,039	0.6%
	Other Securities^	263,564	0.3%

	Total	1,364,470

Utilities (0.9%)
	Calpine Corporation, Term Loan
735,000	4.000%, 10/31/2020[a]	714,788	0.7%
	Other Securities^	224,073	0.2%

	Total	938,861

	Total Bank Loans (cost $30,301,125)	28,512,507

	Long-Term Fixed Income (55.0%)
Asset-Backed Securities (3.9%)
	GMAC Mortgage Corporation Loan Trust
397,603	0.401%, 8/25/2035[d,e]	371,968	0.4%
	Other Securities^	3,565,793	3.5%

	Total	3,937,761

Basic Materials (0.6%)
	Other Securities^	546,377	0.6%

	Total	546,377

Capital Goods (1.8%)
	Berry Plastics Corporation
95,000	6.000%, 10/15/2022[f]	96,663	0.1%
	Other Securities^	1,735,830	1.7%

	Total	1,832,493

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (55.0%)	Value	% of Net Assets
Collateralized Mortgage Obligations (7.0%)
	Alternative Loan Trust
$92,940	5.500%, 5/25/2035	$93,246	0.1%
	Countrywide Alternative Loan Trust
396,283	5.500% - 5.750%, 8/25/2035 - 2/25/2036	372,368	0.5%
	Other Securities^	6,442,141	6.4%

	Total	6,907,755

Communications Services (2.4%)
	Other Securities^	2,383,359	2.4%

	Total	2,383,359

Consumer Cyclical (2.4%)
	Other Securities^	2,345,343	2.4%

	Total	2,345,343

Consumer Non-Cyclical (2.3%)
	JBS USA, LLC
170,000	5.750%, 6/15/2025[f]	147,900	0.2%
	Other Securities^	2,180,178	2.1%

	Total	2,328,078

Energy (1.5%)
	Petrobras International Finance Company
215,000	5.750%, 1/20/2020	168,775	0.2%
	Petroleos Mexicanos
280,000	5.625%, 1/23/2046[f]	214,256	0.2%
	Other Securities^	1,070,567	1.1%

	Total	1,453,598

Financials (4.3%)
	Bank of America Corporation
213,000	1.656% - 8.000%, 5/2/2017 - 12/29/2049[e,g]	216,812	0.2%
	J.P. Morgan Chase & Company
280,000	6.750%, 8/29/2049[g]	305,200	0.3%
	Other Securities^	3,807,546	3.8%

	Total	4,329,558

Foreign Government (11.5%)
	Brazil Government International Bond
440,000	2.625%, 1/5/2023	334,400	0.3%
883,000	4.875% - 5.875%, 1/15/2019 - 1/27/2045	761,165	0.8%
	Hungary Government International Bond
286,000	5.750%, 11/22/2023	320,005	0.3%
334,000	5.375%, 3/25/2024	365,730	0.4%
	Indonesia Government International Bond
282,000	5.875%, 1/15/2024[f]	302,111	0.3%
375,000	5.125%, 1/15/2045[f]	339,130	0.3%
875,000	3.375% - 4.875%, 5/5/2021 - 1/8/2026[f]	856,458	0.8%
	Mexico Government International Bond
388,000	3.600%, 1/30/2025	378,106	0.4%
1,181,000	3.625% - 6.050%, 3/15/2022 - 1/23/2046	1,144,585	1.2%
	Peru Government International Bond
465,000	4.125%, 8/25/2027	455,700	0.5%
	Russia Government International Bond
600,000	5.000%, 4/29/2020[f]	619,200	0.6%
360,000	4.875%, 9/16/2023[f]	365,760	0.4%
279,650	7.500%, 3/31/2030[f]	335,045	0.3%
470,000	3.500% - 5.625%, 1/16/2019 - 4/4/2042[f]	453,832	0.5%
	Turkey Government International Bond
282,000	7.500%, 11/7/2019	316,198	0.3%
400,000	7.000%, 6/5/2020	445,062	0.4%
295,000	5.125%, 3/25/2022	302,744	0.3%
376,000	4.875%, 4/16/2043	330,880	0.3%
570,000	4.250% - 6.250%, 9/26/2022 - 4/14/2026	573,421	0.6%
	Other Securities^	2,427,098	2.5%

	Total	11,426,630

Mortgage-Backed Securities (11.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
550,000	3.000%, 1/1/2031[c]	566,760	0.6%
	Federal Home Loan Mortgage Corporation Gold 20-Yr. Pass Through
35,551	5.500%, 9/1/2024	39,278	<0.1%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
750,000	4.000%, 1/1/2046[c]	792,290	0.8%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
750,000	3.500%, 1/1/2030[c]	785,420	0.8%
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
265,734	6.000%, 8/1/2024	299,873	0.3%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
4,525,000	3.500%, 1/1/2046[c]	4,668,548	4.7%
3,000,000	4.000%, 1/1/2046[c]	3,174,516	3.2%
1,325,000	4.500%, 1/1/2046[c]	1,430,834	1.4%

	Total	11,757,519

Technology (1.6%)
	Other Securities^	1,612,602	1.6%

	Total	1,612,602

Transportation (0.5%)
	Other Securities^	520,120	0.5%

	Total	520,120

U.S. Government and Agencies (2.1%)
	U.S. Treasury Notes
1,000,000	1.875%, 6/30/2020	1,006,992	1.0%
1,070,000	2.125%, 6/30/2022	1,075,517	1.1%

	Total	2,082,509

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (55.0%)	Value	% of Net Assets
Utilities (1.3%)
	Other Securities^	$1,337,884	1.3%

	Total	1,337,884

	Total Long-Term Fixed Income (cost $55,959,676)	54,801,586

Shares	Registered Investment Companies (5.8%)
Equity Funds/ETFs (0.4%)
14,800	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	141,488	0.1%
	Other Securities^	303,611	0.3%

	Total	445,099

Fixed Income Funds/ETFs (5.4%)
26,259	iShares J.P. Morgan USD Emerging Markets Bond ETF	2,777,677	2.8%
19,685	Vanguard Short-Term Corporate Bond ETF	1,554,918	1.6%
	Other Securities^	1,094,760	1.0%

	Total	5,427,355

	Total Registered Investment Companies (cost $6,312,197)	5,872,454

	Preferred Stock (2.0%)
Financials (1.7%)
117	Bank of America Corporation, Convertible, 7.250%[g]	127,913	0.1%
	Other Securities^	1,575,657	1.6%

	Total	1,703,570

Materials (0.1%)
	Other Securities^	62,175	0.1%

	Total	62,175

Utilities (0.2%)
	Other Securities^	217,280	0.2%

	Total	217,280

	Total Preferred Stock (cost $1,898,701)	1,983,025

	Common Stock (0.7%)
Financials (0.7%)
	Other Securities^	681,808	0.7%

	Total	681,808

	Total Common Stock (cost $798,875)	681,808

Shares or Principal Amount	Short-Term Investments (20.0%)[h]
	Federal Home Loan Mortgage Corporation Discount Notes
200,000	0.100%, 1/8/2016[i]	199,996	0.2%
	U.S. Treasury Bills
25,000	0.175%, 2/4/2016[j]	24,996	<0.1%
	Thrivent Cash Management Trust
19,671,931	0.220%	19,671,931	19.8%

	Total Short-Term Investments (at amortized cost)	19,896,923

	Total Investments (cost $115,167,497) 112.1%	$111,748,303

	Other Assets and Liabilities, Net (12.1%)	(12,083,336)

	Total Net Assets 100.0%	$99,664,967

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	All or a portion of the security is insured or guaranteed.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $11,931,875 or 12.0% of total net assets.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
i	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
j	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Opportunity Income Plus Portfolio held restricted securities as of December 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2015, the value of these investments was $1,685,069 or 1.7% of total net assets.

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$657,154
Gross unrealized depreciation	(4,092,169)

Net unrealized appreciation (depreciation)	$(3,435,015)

Cost for federal income tax purposes	$115,183,318

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Opportunity Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	1,493,895	—	1,250,078	243,817
Capital Goods	2,058,369	—	2,058,369	—
Communications Services	9,158,057	—	8,475,377	682,680
Consumer Cyclical	4,383,881	—	4,383,881	—
Consumer Non-Cyclical	4,247,549	—	4,247,549	—
Energy	972,464	—	491,787	480,677
Financials	1,997,782	—	1,997,782	—
Technology	1,897,179	—	1,894,424	2,755
Transportation	1,364,470	—	1,364,470	—
Utilities	938,861	—	938,861	—
Long-Term Fixed Income
Asset-Backed Securities	3,937,761	—	3,937,761	—
Basic Materials	546,377	—	546,377	—
Capital Goods	1,832,493	—	1,832,493	—
Collateralized Mortgage Obligations	6,907,755	—	6,907,755	—
Communications Services	2,383,359	—	2,383,359	—
Consumer Cyclical	2,345,343	—	2,345,343	—
Consumer Non-Cyclical	2,328,078	—	2,328,078	—
Energy	1,453,598	—	1,453,598	—
Financials	4,329,558	—	4,329,558	—
Foreign Government	11,426,630	—	11,426,630	—
Mortgage-Backed Securities	11,757,519	—	11,757,519	—
Technology	1,612,602	—	1,612,602	—
Transportation	520,120	—	520,120	—
U.S. Government and Agencies	2,082,509	—	2,082,509	—
Utilities	1,337,884	—	1,337,884	—
Registered Investment Companies
Fixed Income Funds/ETFs	5,427,355	5,427,355	—	—
Equity Funds/ETFs	445,099	445,099	—	—
Preferred Stock
Financials	1,703,570	1,398,628	304,942	—
Materials	62,175	62,175	—	—
Utilities	217,280	217,280	—	—
Common Stock
Financials	681,808	681,808	—	—
Short-Term Investments	19,896,923	19,671,931	224,992	—

Total	$111,748,303	$27,904,276	$82,434,098	$1,409,929

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	29,889	29,889	—	—

Total Asset Derivatives	$29,889	$29,889	$—	$—

Liability Derivatives
Futures Contracts	9,721	9,721	—	—
Credit Default Swaps	9,568	—	9,568	—

Total Liability Derivatives	$19,289	$9,721	$9,568	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table presents Opportunity Income Plus Portfolio’s futures contracts held as of December 31, 2015. Investments totaling $199,996 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(68)	March 2016	($14,791,914)	($14,771,938)	$19,976
5-Yr. U.S. Treasury Bond Futures	51	March 2016	6,044,056	6,034,335	(9,721)
Ultra Long Term U.S. Treasury Bond Futures	8	March 2016	1,259,587	1,269,500	9,913
Total Futures Contracts					$20,168

The following table presents Opportunity Income Plus Portfolio’s swaps contracts held as of December 31, 2015. Investments totaling $24,996 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX IG CDSI S24, 5 Year, at 1.00%; Barclays Capital, Inc.	Sell	6/20/2020	($1,000,000)	($9,568)	($9,568)
Total Credit Default Swaps				($9,568)	($9,568)

1	As the buyer of protection, Opportunity Income Plus Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Opportunity Income Plus Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Opportunity Income Plus Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$29,889
Total Interest Rate Contracts		29,889

Total Asset Derivatives		$29,889

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	9,721
Total Interest Rate Contracts		9,721
Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	9,568
Total Credit Contracts		9,568

Total Liability Derivatives		$19,289

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(8,224)
Total Interest Rate Contracts		(8,224)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(1,279)
Total Credit Contracts		(1,279)

Total		($9,503)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(71,485)
Total Interest Rate Contracts		(71,485)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(9,568)
Total Credit Contracts		(9,568)

Total		($81,053)

The following table presents Opportunity Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$25,374,901	29.1%	N/A	N/A
Credit Contracts	N/A	N/A	$18,664	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Opportunity Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Short Term Investment	$10,695,094	$95,483,666	$86,506,829	19,671,931	$19,671,931	$15,670
Total Value and Income Earned	$10,695,094				$19,671,931	$15,670

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (94.1%)	Value
Biotechnology (23.4%)
48,000	Acceleron Pharma, Inc.[a]	$2,340,480
65,006	Alder Biopharmaceuticals, Inc.[a]	2,147,148
45,100	Alexion Pharmaceuticals, Inc.[a]	8,602,825
507,835	Amicus Therapeutics, Inc.[a]	4,926,000
71,168	BioMarin Pharmaceutical, Inc.[a]	7,455,560
109,600	Gilead Sciences, Inc.	11,090,424
43,000	Incyte Corporation[a]	4,663,350
130,644	Innate Pharma SAa	1,917,915
59,110	PTC Therapeutics, Inc.[a]	1,915,164

	Total	45,058,866

Health Care Equipment (16.8%)
72,076	Dexcom, Inc.[a]	5,903,024
48,000	Edwards Lifesciences Corporation[a]	3,791,040
39,770	HeartWare International, Inc.[a]	2,004,408
6,975	Intuitive Surgical, Inc.[a]	3,809,466
110,600	Medtronic, Inc.	8,507,352
145,984	NxStage Medical, Inc.[a]	3,198,510
80,900	St. Jude Medical, Inc.	4,997,193

	Total	32,210,993

Health Care Facilities (1.0%)
30,800	Acadia Healthcare Company, Inc.[a]	1,923,768

	Total	1,923,768

Health Care Services (2.2%)
37,775	Adeptus Health, Inc.[a]	2,059,493
117,219	Teladoc, Inc.[a]	2,105,253

	Total	4,164,746

Health Care Supplies (2.5%)
73,506	Align Technology, Inc.[a]	4,840,370

	Total	4,840,370

Managed Health Care (3.8%)
16,600	CIGNA Corporation	2,429,078
41,300	UnitedHealth Group, Inc.	4,858,532

	Total	7,287,610

Pharmaceuticals (44.4%)
266,583	Aspen Pharmacare Holdings, Ltd.[a]	5,322,241
114,900	Eli Lilly and Company	9,681,474
218,000	Merck & Company, Inc.	11,514,760
91,291	Mylan NVa	4,936,104
133,499	Novartis AG	11,483,487
116,355	Novo Nordisk AS ADR	6,757,899
42,783	Roche Holding AG	11,855,529
130,732	Sagent Pharmaceuticals, Inc.[a]	2,079,946
30,045	Sawai Pharmaceutical Company, Ltd.	2,056,942
37,689	Shire Pharmaceuticals Group plc ADR	7,726,245
3,986,000	Sihuan Pharmaceutical Holdings Group, Ltd.b,[d]	1,702,124
130,881	Teva Pharmaceutical Industries, Ltd. ADR	8,591,029
650,278	Vectura Group plc[a]	1,687,216

	Total	85,394,996

	Total Common Stock (cost $177,604,841)	180,881,349

Shares or Principal Amount	Short-Term Investments (6.5%)[c]	Value
	Thrivent Cash Management Trust
12,518,371	0.220%	$12,518,371

	Total Short-Term Investments (at amortized cost)	12,518,371

	Total Investments (cost $190,123,212) 100.6%	$193,399,720

	Other Assets and Liabilities, Net (0.6%)	(1,164,840)

	Total Net Assets 100.0%	$192,234,880

a	Non-income producing security.
b	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes securities considered to be illiquid and may be difficult to sell.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$15,955,322
Gross unrealized depreciation	(13,309,556)

Net unrealized appreciation (depreciation)	$2,645,766
Cost for federal income tax purposes	$190,753,954

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Partner Healthcare Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Biotechnology	45,058,866	43,140,951	1,917,915	—
Health Care Equipment	32,210,993	32,210,993	—	—
Health Care Facilities	1,923,768	1,923,768	—	—
Health Care Services	4,164,746	4,164,746	—	—
Health Care Supplies	4,840,370	4,840,370	—	—
Managed Health Care	7,287,610	7,287,610	—	—
Pharmaceuticals	85,394,996	51,287,457	32,405,415	1,702,124
Short-Term Investments	12,518,371	12,518,371	—	—

Total	$193,399,720	$157,374,266	$34,323,330	$1,702,124

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Partner Healthcare Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Short Term Investment	$7,778,026	$85,719,631	$80,979,286	12,518,371	$12,518,371	$10,017
Total Value and Income Earned	$7,778,026				$12,518,371	$10,017

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (92.0%)	Value
Australia (<0.1%)
14,525	South32, Ltd.[a]	$11,313

	Total	11,313

Brazil (7.3%)
167,334	Banco Bradesco SA ADR	804,877
56	Banco Bradesco SA Rights[a,b]	17
32,000	BRF SA	446,348
107,805	Lojas Renner SA	463,104
32,102	Multiplan Empreendimentos Imobiliarios SA	306,850
61,800	Ultrapar Participacoes SA	939,149
60,660	Vale SA ADR[c]	199,571

	Total	3,159,916

Chile (1.2%)
28,670	Banco Santander Chile SA ADR	505,739

	Total	505,739

China (1.3%)
890,000	PetroChina Company, Ltd.	582,630

	Total	582,630

Hong Kong (12.7%)
264,000	AIA Group, Ltd.	1,577,422
133,000	China Mobile, Ltd.	1,497,062
167,000	Hang Lung Group, Ltd.	541,567
132,000	Hang Lung Properties, Ltd.	299,093
17,100	Hong Kong Exchanges and Clearing, Ltd.	435,619
71,000	Swire Pacific, Ltd., Class A	793,078
100,000	Swire Pacific, Ltd., Class B	203,456
59,500	Swire Properties, Ltd.	171,083

	Total	5,518,380

Hungary (1.5%)
34,710	Richter Gedeon Nyrt	655,134

	Total	655,134

India (16.5%)
5,200	Grasim Industries, Ltd.	294,555
4,350	Grasim Industries, Ltd. GDR	246,054
17,000	Hero Motocorp, Ltd.	689,817
67,000	Hindustan Unilever, Ltd.	873,168
85,639	Housing Development Finance Corporation	1,628,840
185,000	ICICI Bank, Ltd.	730,701
74,200	Infosys, Ltd.	1,236,435
222,893	ITC, Ltd.	1,102,165
8,947	Ultra Tech Cement, Ltd.	375,080

	Total	7,176,815

Indonesia (4.3%)
3,130,000	Astra International Tbk PT	1,348,255
332,000	Indocement Tunggal Prakarsa Tbk PT	532,398

	Total	1,880,653

Luxembourg (1.5%)
26,965	Tenaris SA ADR	641,767

	Total	641,767

Malaysia (1.8%)
249,672	CIMB Group Holdings Berhad	263,251
120,000	Public Bank Berhad	517,058

	Total	780,309

Mexico (8.6%)
17,400	Fomento Economico Mexicano SAB de CV ADR	1,606,890
4,300	Grupo Aeroportuario del Sureste SAB de CV ADR	604,881
236,077	Grupo Financiero Banorte SAB de CV ADR	1,301,167
97,300	Organizacion Soriana SAB de CVa	223,003

	Total	3,735,941

Philippines (4.1%)
28,000	Ayala Corporation	448,749
917,900	Ayala Land, Inc.	670,960
367,862	Bank of the Philippine Islands	655,193

	Total	1,774,902

Poland (1.6%)
18,719	Bank Pekao SA	683,670

	Total	683,670

Portugal (1.2%)
41,629	Jeronimo Martins SGPS SA	541,695

	Total	541,695

Russia (3.7%)
27,186	Lukoil ADR	880,049
4,807	Magnit PJSC	738,801

	Total	1,618,850

South Africa (3.5%)
53,921	Massmart Holdings, Ltd.	349,071
40,564	MTN Group, Ltd.	349,433
142,193	Truworths International, Ltd.	838,228

	Total	1,536,732

South Korea (1.2%)
3,170	E-Mart Company, Ltd.	508,657

	Total	508,657

Taiwan (5.5%)
175,400	Taiwan Mobile Company, Ltd.	532,667
433,499	Taiwan Semiconductor Manufacturing Company, Ltd.	1,870,219

	Total	2,402,886

Thailand (3.9%)
70,400	Siam Cement pcl	888,505
242,800	Siam Commercial Bank pcl	800,912

	Total	1,689,417

Turkey (4.2%)
274,433	Akbank TAS	629,282
33,036	BIM Birlesik Magazalar AS	581,504
248,190	Turkiye Garanti Bankasi AS	604,633

	Total	1,815,419

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (92.0%)	Value
United Kingdom (4.7%)
21,386	BHP Billiton plc	$239,474
19,139	SABMiller plc	1,153,685
77,303	Standard Chartered plc	641,399

	Total	2,034,558

United States (1.7%)
9,800	Yum! Brands, Inc.	715,890

	Total	715,890

	Total Common Stock (cost $41,121,228)	39,971,273

	Preferred Stock (5.8%)
Brazil (0.4%)
71,605	Vale SA ADR	182,593

	Total	182,593

South Korea (5.4%)
2,532	Samsung Electronics Company, Ltd.	2,340,551

	Total	2,340,551

	Total Preferred Stock (cost $2,234,809)	2,523,144

	Collateral Held for Securities Loaned (0.5%)
212,275	Thrivent Cash Management Trust	212,275

	Total Collateral Held for Securities Loaned (cost $212,275)	212,275

Shares or Principal Amount	Short-Term Investments (2.2%)[d]
	Thrivent Cash Management Trust
965,123	0.220%	965,123

	Total Short-Term Investments (at amortized cost)	965,123

	Total Investments (cost $44,533,435) 100.5%	$43,671,815

	Other Assets and Liabilities, Net (0.5%)	(207,116)

	Total Net Assets 100.0%	$43,464,699

a	Non-income producing security.
b	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
c	All or a portion of the security is on loan.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Emerging Markets Equity Portfolio as of December 31, 2015:

Securities Lending Transactions
Common Stock	$199,539

Total lending	$199,539
Gross amount payable upon return of collateral for securities loaned	$212,275

Net amounts due to counterparty	$12,736

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,816,073
Gross unrealized depreciation	(9,848,214)

Net unrealized appreciation (depreciation)	$(1,032,141)
Cost for federal income tax purposes	$44,703,956

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Partner Emerging Markets Equity Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	4,786,954	715,890	4,071,064	—
Consumer Staples	7,393,327	1,606,890	5,786,437	—
Energy	3,043,595	641,767	2,401,828	—
Financials	14,421,521	1,310,616	13,110,905	—
Health Care	655,151	—	655,134	17
Industrials	1,692,514	604,881	1,087,633	—
Information Technology	3,106,654	—	3,106,654	—
Materials	2,492,395	199,571	2,292,824	—
Telecommunications Services	2,379,162	—	2,379,162	—
Preferred Stock
Information Technology	2,340,551	—	2,340,551	—
Materials	182,593	182,593	—	—
Collateral Held for Securities Loaned	212,275	212,275	—	—
Short-Term Investments	965,123	965,123	—	—

Total	$43,671,815	$6,439,606	$37,232,192	$17

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Partner Emerging Markets Equity Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Collateral Investment	$1,509,100	$10,748,663	$12,045,488	212,275	$212,275	$9,119
Cash Management Trust-Short Term Investment	1,287,032	6,018,072	6,339,981	965,123	965,123	886
Total Value and Income Earned	$2,796,132				$1,177,398	$10,005

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (98.5%)	Value
Consumer Discretionary (0.1%)
5,000	Toll Brothers, Inc.a	$166,500

	Total	166,500

Diversified REITS (4.7%)
6,792	American Assets Trust, Inc.	260,473
57,384	American Realty Capital Properties, Inc.	454,481
5,000	Armada Hoffler Properties, Inc.	52,400
4,428	Brookfield Asset Management, Inc.	139,615
54,000	Cousins Properties, Inc.	509,220
78,620	Duke Realty Corporation	1,652,593
19,343	Empire State Realty Trust, Inc.	349,528
20,176	First Potomac Realty Trust	230,007
32,803	Gramercy Property Trust	253,239
35,414	Lexington Realty Trust	283,312
27,443	Liberty Property Trust	852,105
5,270	PS Business Parks, Inc.	460,756
65,760	Spirit Realty Captial, Inc.	658,915
13,250	Store Capital Corporation	307,400
9,515	Washington Real Estate Investment Trust	257,476
4,000	Whitestone REIT	48,040
10,500	Winthrop Realty Trust	136,185
6,650	WP Carey, Inc.	392,350

	Total	7,298,095

Health Care REITs (9.3%)
5,000	Capital Senior Living Corporation[a]	104,300
7,930	Care Capital Properties, Inc.	242,420
45,642	HCP, Inc.	1,745,350
60,352	Health Care REIT, Inc.	4,105,747
24,262	Healthcare Realty Trust, Inc.	687,100
27,769	Healthcare Trust of America, Inc.	748,930
7,022	LTC Properties, Inc.	302,929
38,214	Medical Properties Trust, Inc.	439,843
10,520	National Health Investors, Inc.	640,352
18,371	Omega Healthcare Investors, Inc.	642,618
36,820	Physicians Realty Trust	620,785
14,431	Sabra Healthcare REIT, Inc.	291,939
27,322	Senior Housing Property Trust	405,458
62,220	Ventas, Inc.	3,511,075

	Total	14,488,846

Hotel & Resort REITs (5.8%)
4,000	Ashford Hospitality Prime, Inc.	58,000
9,928	Ashford Hospitality Trust, Inc.	62,646
24,156	Chatham Lodging Trust	494,715
19,383	Chesapeake Lodging Trust	487,676
33,895	DiamondRock Hospitality Company	327,087
24,593	FelCor Lodging Trust, Inc.	179,529
8,786	Hersha Hospitality Trust	191,183
28,300	Hilton Worldwide Holdings, Inc.	605,620
10,749	Hospitality Properties Trust	281,086
154,129	Host Hotels & Resorts, Inc.	2,364,339
2,000	Hyatt Hotels Corporation[a]	94,040
20,705	LaSalle Hotel Properties	520,938
22,974	Pebblebrook Hotel Trust	643,731
39,257	RLJ Lodging Trust	849,129
9,206	Starwood Hotels & Resorts Worldwide, Inc.	637,792
37,457	Summit Hotel Properties, Inc.	447,611
61,076	Sunstone Hotel Investors, Inc.	762,839

	Total	9,007,961

Industrial REITS (5.3%)
27,516	DCT Industrial Trust, Inc.	1,028,273
7,724	EastGroup Properties, Inc.	429,532
34,246	First Industrial Realty Trust, Inc.	757,864
117,423	Prologis, Inc.	5,039,795
21,550	Rexford Industrial Realty, Inc.	352,558
21,700	STAG Industrial, Inc.	400,365
9,608	Terreno Realty Corporation	217,333

	Total	8,225,720

Mortgage REITS(0.7%)
12,500	Apollo Commercial Real Estate Finance, Inc.	215,375
10,250	Blackstone Mortgage Trust, Inc.	274,290
10,250	Colony Capital, Inc.	199,670
12,900	NorthStar Realty Finance Corporation	219,687
6,050	Starwood Property Trust, Inc.	124,388

	Total	1,033,410

Office REITS (14.1%)
22,712	Alexandria Real Estate Equities, Inc.	2,052,256
36,162	BioMed Realty Trust, Inc.	856,678
39,768	Boston Properties, Inc.	5,072,011
41,430	Brandywine Realty Trust	565,934
17,861	City Office REIT, Inc.	217,547
19,857	Corporate Office Properties Trust	433,478
33,557	Douglas Emmett, Inc.	1,046,307
5,800	Franklin Street Properties Corporation	60,030
25,312	Highwoods Properties, Inc.	1,103,603
32,259	Hudson Pacific Properties, Inc.	907,768
23,563	Kilroy Realty Corporation	1,491,067
17,905	Mack-Cali Realty Corporation	418,082
22,700	New York REIT, Inc.	261,050
24,900	Paramount Group, Inc.	450,690
22,270	Parkway Properties, Inc.	348,080
16,963	Piedmont Office RealtyTrust, Inc.	320,261
25,977	SL Green Realty Corporation	2,934,882
34,450	Vornado Realty Trust	3,443,622

	Total	21,983,346

Real Estate Operating Companies (0.5%)
32,493	Forest City Enterprises, Inc.[a]	712,571

	Total	712,571

Real Estate Services (0.2%)
1,119	CBRE Group, Inc.[a]	38,695
800	Jones Lang LaSalle, Inc.	127,888
3,000	Kennedy-Wilson Holdings, Inc.	72,240

	Total	238,823

Residential REITS (19.0%)
21,253	American Campus Communities, Inc.	878,599
21,700	American Homes 4 Rent	361,522
12,423	American Residential Properties, Inc.	234,795
37,034	Apartment Investment & Management Company	1,482,471
32,654	AvalonBay Communities, Inc.	6,012,581
12,139	Bluerock Residential Growth REIT, Inc.	143,847
25,631	Camden Property Trust	1,967,436
18,888	Campus Crest Communities, Inc.[a]	128,438
8,938	Education Realty Trust, Inc.	338,571

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (98.5%)	Value
Residential REITS (19.0%) - continued
20,428	Equity Lifestyle Properties, Inc.	$1,361,935
81,090	Equity Residential	6,616,133
18,585	Essex Property Trust, Inc.	4,449,435
5,000	Independence Realty Trust, Inc.	37,550
13,674	Mid-America Apartment Communities, Inc.	1,241,736
15,235	Post Properties, Inc.	901,303
6,040	Silver Bay Realty Trust Corporation REIT	94,586
12,278	Sun Communities, Inc.	841,411
66,294	UDR, Inc.	2,490,666

	Total	29,583,015

Retail REITS (24.6%)
30,613	Acadia Realty Trust	1,014,821
11,650	Agree Realty Corporation	395,984
53,791	Brixmor Property Group, Inc.	1,388,884
25,239	CBL & Associates Properties, Inc.	312,206
11,320	Cedar Realty Trust, Inc.	80,146
95,706	DDR Corporation	1,611,689
31,224	Equity One, Inc.	847,732
14,695	Federal Realty Investment Trust	2,146,939
132,405	General Growth Properties, Inc.	3,602,740
13,332	Inland Real Estate Corporation	141,586
56,687	Kimco Realty Corporation	1,499,938
18,436	Kite Realty Group Trust	478,045
23,791	Macerich Company	1,919,696
23,286	National Retail Properties, Inc.	932,604
12,026	Pennsylvania Real Estate Investment Trust	263,009
31,548	Ramco-Gershenson Properties Trust	524,012
13,550	Realty Income Corporation	699,587
28,292	Regency Centers Corporation	1,927,251
31,572	Retail Opportunity Investments Corporation	565,139
29,000	Retail Properties of America, Inc.	428,330
1,138	Saul Centers, Inc.	58,345
71,661	Simon Property Group, Inc.	13,933,765
21,363	Tanger Factory Outlet Centers, Inc.	698,570
14,847	Taubman Centers, Inc.	1,139,062
19,271	Urban Edge Properties	451,905
6,500	Urstadt Biddle Properties, Inc.	125,060
23,142	Weingarten Realty Investors	800,250
33,771	WP Glimcher, Inc.	358,310

	Total	38,345,605

Specialized REITS (14.2%)
16,808	American Farmland Company	118,328
15,400	American Tower Corporation	1,493,030
13,096	CoreSite Realty Corporation	742,805
6,500	Crown Castle International Corporation	561,925
62,172	CubeSmart	1,903,707
14,250	CyrusOne, Inc.	533,662
17,168	Digital Realty Trust, Inc.	1,298,244
16,750	DuPont Fabros Technology, Inc.	532,482
16,227	EPR Properties	948,468
6,392	Equinix, Inc.	1,932,941
32,370	Extra Space Storage, Inc.	2,855,358
6,000	GEO Group, Inc.	173,460
4,957	Iron Mountain, Inc.	133,889
5,182	Outfront Media, Inc.	113,123
3,465	Plum Creek Timber Company, Inc.	165,350
26,683	Public Storage, Inc.	6,609,379
9,350	QTS Realty Trust, Inc.	421,778
10,186	Sovran Self Storage, Inc.	1,093,060
17,007	Weyerhaeuser Company	509,870

	Total	22,140,859

	Total Common Stock (cost $137,931,184)	153,224,751

Shares or Principal Amount	Short-Term Investments (1.1%)[b]
	Thrivent Cash Management Trust
1,707,534	0.220%	1,707,534

	Total Short-Term Investments (at amortized cost)	1,707,534

	Total Investments (cost $139,638,718) 99.6%	$154,932,285

	Other Assets and Liabilities, Net 0.4%	606,022

	Total Net Assets 100.0%	$155,538,307

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$31,027,667
Gross unrealized depreciation	(16,082,404)

Net unrealized appreciation (depreciation)	$14,945,263

Cost for federal income tax purposes	$139,987,022

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Real Estate Securities Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	166,500	166,500	—	—
Diversified REITS	7,298,095	7,298,095	—	—
Health Care REITs	14,488,846	14,488,846	—	—
Hotel & Resort REITs	9,007,961	9,007,961	—	—
Industrial REITS	8,225,720	8,225,720	—	—
Mortgage REITS	1,033,410	1,033,410	—	—
Office REITS	21,983,346	21,983,346	—	—
Real Estate Operating Companies	712,571	712,571	—	—
Real Estate Services	238,823	238,823	—	—
Residential REITS	29,583,015	29,583,015	—	—
Retail REITS	38,345,605	38,345,605	—	—
Specialized REITS	22,140,859	22,140,859	—	—
Short-Term Investments	1,707,534	1,707,534	—	—

Total	$154,932,285	$154,932,285	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Real Estate Securities Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Short Term Investment	$910,489	$24,253,506	$23,456,461	1,707,534	$1,707,534	$1,100
Total Value and Income Earned	$910,489				$1,707,534	$1,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (93.4%)	Value
Consumer Discretionary (10.6%)
63,494	Aaron’s, Inc.	$1,421,631
77,190	Cedar Fair, LP	4,310,290
99,250	Core-Mark Holding Company, Inc.	8,132,545
82,990	G-III Apparel Group, Ltd.[a]	3,673,137
182,820	Houghton Mifflin Harcourt Company[a]	3,981,820
109,671	MDC Partners, Inc.[b]	2,382,054
306,330	Nutrisystem, Inc.	6,628,981
62,060	Oxford Industries, Inc.	3,960,669
65,490	Papa John’s International, Inc.	3,658,926
76,100	TransUnion[a]	2,098,077
410,125	Tuesday Morning Corporation[a]	2,665,812
35,060	Zoe’s Kitchen, Inc.[a,b]	980,979

	Total	43,894,921

Consumer Staples (2.1%)
44,770	Casey’s General Stores, Inc.	5,392,546
89,600	WhiteWave Foods Company[a]	3,486,336

	Total	8,878,882

Energy (1.8%)
222,830	Callon Petroleum Company[a]	1,858,402
224,180	Parsley Energy, Inc.[a]	4,136,121
116,890	RPC, Inc.[b]	1,396,836

	Total	7,391,359

Financials (26.2%)
38,916	Affiliated Managers Group, Inc.[a]	6,217,220
99,070	Allied World Assurance Company Holdings AG	3,684,413
87,070	American Assets Trust, Inc.	3,339,135
55,108	Ameris Bancorp	1,873,121
68,921	Argo Group International Holdings, Ltd.	4,124,233
230,822	Assured Guaranty, Ltd.	6,100,625
131,539	BBCN Bancorp, Inc.	2,265,102
397,180	CNO Financial Group, Inc.	7,582,166
213,818	CoBiz Financial, Inc.	2,869,438
35,600	Extra Space Storage, Inc.	3,140,276
366,650	Hanmi Financial Corporation	8,696,938
138,927	Horace Mann Educators Corporation	4,609,598
98,927	Houlihan Lokey, Inc.	2,592,877
333,741	Janus Capital Group, Inc.	4,702,411
119,760	PacWest Bancorp	5,161,656
135,850	Parkway Properties, Inc.	2,123,335
41,791	Pebblebrook Hotel Trust	1,170,984
141,080	Primerica, Inc.[b]	6,663,208
79,120	Renasant Corporation	2,722,519
119,965	Stifel Financial Corporation[a]	5,081,717
20,391	SVB Financial Group[a]	2,424,490
358,790	Synovus Financial Corporation	11,617,620
233,360	Talmer Bancorp, Inc.	4,226,150
197,720	Terreno Realty Corporation	4,472,426
17,771	Wintrust Financial Corporation	862,249

	Total	108,323,907

Health Care (12.9%)
92,100	Acorda Therapeutics, Inc.[a]	3,940,038
101,530	Akorn, Inc.[a]	3,788,084
66,160	Align Technology, Inc.[a]	4,356,636
43,270	AMN Healthcare Services, Inc.[a]	1,343,534
46,010	Analogic Corporation	3,800,426
229,250	Depomed, Inc.[a]	4,156,303
73,422	ExamWorks Group, Inc.[a]	1,953,025
106,380	Greatbatch, Inc.[a]	5,584,950
49,010	Neurocrine Biosciences, Inc.[a]	2,772,496
128,940	NuVasive, Inc.[a]	6,976,943
100,200	Teleflex, Inc.[b]	13,171,290
5,703	Wellcare Health Plans, Inc.[a]	446,032
21,574	West Pharmaceutical Services, Inc.	1,299,186

	Total	53,588,943

Industrials (18.8%)
11,007	Astec Industries, Inc.	447,985
89,220	AZZ, Inc.	4,957,956
105,640	BWX Technologies, Inc.	3,356,183
145,340	CLARCOR, Inc.	7,220,491
95,830	Curtiss-Wright Corporation	6,564,355
222,254	EMCOR Group, Inc.	10,677,082
17,771	ESCO Technologies, Inc.	642,244
75,958	FTI Consulting, Inc.[a]	2,632,704
199,945	Granite Construction, Inc.	8,579,640
106,956	HNI Corporation	3,856,834
52,998	Huron Consulting Group, Inc.[a]	3,148,081
63,134	Mine Safety Appliances Company	2,744,435
389,324	Progressive Waste Solutions, Ltd.	9,168,580
21,770	Proto Labs, Inc.[a,b]	1,386,531
236,830	Raven Industries, Inc.	3,694,548
110,445	Ritchie Brothers Auctioneers, Inc.[b]	2,662,829
104,500	Tennant Company	5,879,170

	Total	77,619,648

Information Technology (15.8%)
74,300	Arista Networks, Inc.[a,b]	5,783,512
134,320	Booz Allen Hamilton Holding Corporation	4,143,772
146,990	Broadridge Financial Solutions, Inc.	7,897,773
39,169	Brooks Automation, Inc.	418,325
43,803	CACI International, Inc.[a]	4,064,042
54,920	Criteo SA ADR[a,b]	2,174,832
20,040	DST Systems, Inc.	2,285,762
52,230	Envestnet, Inc.[a]	1,559,065
59,690	FEI Company	4,762,665
74,160	Guidewire Software, Inc.[a]	4,461,466
37,665	Ixia[a]	468,176
239,430	Microsemi Corporation[a]	7,803,024
222,740	National Instruments Corporation	6,390,411
89,725	Plantronics, Inc.	4,254,759
215,687	Virtusa Corporation[a]	8,916,501

	Total	65,384,085

Materials (3.8%)
59,760	Balchem Corporation	3,633,408
216,500	Chemtura Corporation[a]	5,903,955
314,500	Horsehead Holding Corporation[a,b]	644,725
178,570	PolyOne Corporation	5,671,383

	Total	15,853,471

Utilities (1.4%)
86,363	Laclede Group, Inc.	5,130,826
17,993	PNM Resources, Inc.	550,046

	Total	5,680,872

	Total Common Stock (cost $350,375,036)	386,616,088

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Registered Investment Companies (3.4%)	Value
Equity Funds/ETFs (3.4%)
73,380	iShares Russell 2000 Index Fund[b]	$8,255,984
62,800	Market Vectors Oil Service ETF[b]	1,661,060
8,954	SPDR S&P Oil & Gas Equipment & Services ETF[b]	157,053
128,370	SPDR S&P Oil & Gas Exploration & Production ETF[b]	3,879,341

	Total	13,953,438

	Total Registered Investment Companies (cost $15,136,684)	13,953,438

	Collateral Held for Securities Loaned (9.9%)
40,959,020	Thrivent Cash Management Trust	40,959,020

	Total Collateral Held for Securities Loaned (cost $40,959,020)	40,959,020

Shares or Principal Amount	Short-Term Investments (3.1%)[c]
	Thrivent Cash Management Trust
12,996,171	0.220%	12,996,171

	Total Short-Term Investments (at amortized cost)	12,996,171

	Total Investments (cost $419,466,911) 109.8%	$454,524,717

	Other Assets and Liabilities, Net (9.8%)	(40,756,155)

	Total Net Assets 100.0%	$413,768,562

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Stock Portfolio as of December 31, 2015:

Securities Lending Transactions
Common Stock	$39,664,169

Total lending	$39,664,169
Gross amount payable upon return of collateral for securities loaned	$40,959,020

Net amounts due to counterparty	$1,294,851

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$48,679,263
Gross unrealized depreciation	(14,583,627)

Net unrealized appreciation (depreciation)	$34,095,636
Cost for federal income tax purposes	$420,429,081

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Small Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	43,894,921	43,894,921	—	—
Consumer Staples	8,878,882	8,878,882	—	—
Energy	7,391,359	7,391,359	—	—
Financials	108,323,907	108,323,907	—	—
Health Care	53,588,943	53,588,943	—	—
Industrials	77,619,648	77,619,648	—	—
Information Technology	65,384,085	65,384,085	—	—
Materials	15,853,471	15,853,471	—	—
Utilities	5,680,872	5,680,872	—	—
Registered Investment Companies
Equity Funds/ETFs	13,953,438	13,953,438	—	—
Collateral Held for Securities Loaned	40,959,020	40,959,020	—	—
Short-Term Investments	12,996,171	12,996,171	—	—

Total	$454,524,717	$454,524,717	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2015

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,010,004
Total Equity Contracts		1,010,004

Total		$1,010,004

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Collateral Investment	$24,447,972	$227,910,870	$211,399,822	40,959,020	$40,959,020	$339,653
Cash Management Trust-Short Term Investment	14,077,311	122,312,931	123,394,071	12,996,171	12,996,171	8,696
Total Value and Income Earned	$38,525,283				$53,955,191	$348,349

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Shares	Common Stock (96.0%)	Value	% of Net Assets
Consumer Discretionary (13.6%)
12,100	Helen of Troy, Ltd.[a]	$1,140,425	0.4%
10,200	Lithia Motors, Inc.	1,088,034	0.4%
18,362	Pool Corporation	1,483,282	0.5%
27,080	Texas Roadhouse, Inc.	968,652	0.3%
	Other Securities^	33,385,826	12.0%

	Total	38,066,219

Consumer Staples (2.7%)
	Other Securities^	7,600,145	2.7%

	Total	7,600,145

Energy (2.4%)
	Other Securities^	6,604,086	2.4%

	Total	6,604,086

Financials (23.4%)
29,688	Acadia Realty Trust	984,157	0.4%
25,630	EPR Properties	1,498,074	0.5%
75,010	F.N.B. Corporation	1,000,633	0.4%
43,360	Healthcare Realty Trust, Inc.	1,227,955	0.4%
26,240	Home BancShares, Inc.	1,063,245	0.4%
24,740	Interactive Brokers Group, Inc.	1,078,664	0.4%
35,865	Kite Realty Group Trust	929,979	0.3%
29,619	MB Financial, Inc.	958,767	0.3%
102,230	Medical Properties Trust, Inc.	1,176,667	0.4%
33,950	PrivateBancorp, Inc.	1,392,629	0.5%
22,910	ProAssurance Corporation	1,111,822	0.4%
16,260	RLI Corporation	1,004,055	0.4%
19,680	Texas Capital Bancshares, Inc.[a]	972,586	0.3%
27,780	United Bankshares, Inc.	1,027,582	0.4%
20,770	Wintrust Financial Corporation	1,007,760	0.4%
	Other Securities^	49,092,098	17.5%

	Total	65,526,673

Health Care (13.0%)
16,760	ABIOMED, Inc.[a]	1,513,093	0.5%
15,345	Cantel Medical Corporation	953,538	0.3%
7,240	Chemed Corporation[b]	1,084,552	0.4%
28,210	Impax Laboratories, Inc.[a]	1,206,260	0.4%
29,750	Medicines Companya,[b]	1,110,865	0.4%
23,630	Medidata Solutions, Inc.[a]	1,164,723	0.4%
56,580	Nektar Therapeuticsa,[b]	953,373	0.3%
21,070	NuVasive, Inc.[a]	1,140,098	0.4%
22,540	Prestige Brands Holdings, Inc.[a]	1,160,359	0.4%
	Other Securities^	26,222,616	9.5%

	Total	36,509,477

Industrials (16.2%)
5,650	Allegiant Travel Company	948,239	0.3%
19,670	Curtiss-Wright Corporation	1,347,395	0.5%
13,930	Dycom Industries, Inc.[a]	974,543	0.3%
26,950	EMCOR Group, Inc.	1,294,678	0.5%
19,180	EnerSys	1,072,737	0.4%
30,877	Healthcare Services Group, Inc.	1,076,681	0.4%
	Other Securities^	38,562,193	13.8%

	Total	45,276,466

Information Technology (15.7%)
19,920	Blackbaud, Inc.	1,311,931	0.5%
10,510	CACI International, Inc.[a]	975,118	0.3%
20,570	Electronics for Imaging, Inc.[a]	961,442	0.3%
15,860	Heartland Payment Systems, Inc.	1,503,845	0.5%
9,600	Littelfuse, Inc.	1,027,296	0.4%
41,160	Microsemi Corporation[a]	1,341,404	0.5%
15,640	Monolithic Power Systems, Inc.	996,424	0.4%
36,510	Take-Two Interactive Software, Inc.[a]	1,272,008	0.5%
19,040	ViaSat, Inc.[a,b]	1,161,630	0.4%
	Other Securities^	33,380,836	11.9%

	Total	43,931,934

Materials (4.2%)
	Other Securities^	11,658,688	4.2%

	Total	11,658,688

Telecommunications Services (0.8%)
	Other Securities^	2,390,063	0.8%

	Total	2,390,063

Utilities (4.0%)
19,753	ALLETE, Inc.	1,004,045	0.4%
26,780	Avista Corporation	947,209	0.3%
18,670	Laclede Group, Inc.	1,109,185	0.4%
36,830	New Jersey Resources Corporation	1,213,917	0.4%
20,780	NorthWestern Corporation	1,127,315	0.4%
34,110	Piedmont Natural Gas Company, Inc.	1,944,952	0.7%
20,290	Southwest Gas Corporation	1,119,196	0.4%
	Other Securities^	2,626,459	1.0%

	Total	11,092,278

	Total Common Stock (cost $207,614,037)	268,656,029

	Collateral Held for Securities Loaned (5.4%)
15,229,214	Thrivent Cash Management Trust	15,229,214	5.4%

	Total Collateral Held for Securities Loaned (cost $15,229,214)	15,229,214

Shares or Principal Amount	Short-Term Investments (4.0%)[c]
	Thrivent Cash Management Trust
10,370,336	0.220%	10,370,336	3.7%
	Other Securities^	699,955	0.3%

	Total Short-Term Investments (at amortized cost)	11,070,291

	Total Investments (cost $233,913,542) 105.4%	$294,955,534

	Other Assets and Liabilities, Net (5.4%)	(15,087,965)

	Total Net Assets 100.0%	$279,867,569

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Index Portfolio as of December 31, 2015:

Securities Lending Transactions
Common Stock	$14,659,624

Total lending	$14,659,624
Gross amount payable upon return of collateral for securities loaned	$15,229,214

Net amounts due to counterparty	$569,590

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$77,514,031
Gross unrealized depreciation	(20,957,342)

Net unrealized appreciation (depreciation)	$56,556,689
Cost for federal income tax purposes	$238,398,845

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Small Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	38,066,219	38,066,219	—	—
Consumer Staples	7,600,145	7,600,145	—	—
Energy	6,604,086	6,604,086	—	—
Financials	65,526,673	65,526,673	—	—
Health Care	36,509,477	36,509,477	—	—
Industrials	45,276,466	45,276,466	—	—
Information Technology	43,931,934	43,931,934	—	—
Materials	11,658,688	11,658,688	—	—
Telecommunications Services	2,390,063	2,390,063	—	—
Utilities	11,092,278	11,092,278	—	—
Collateral Held for Securities Loaned	15,229,214	15,229,214	—	—
Short-Term Investments	11,070,291	10,370,336	699,955	—

Total	$294,955,534	$294,255,579	$699,955	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	29,980	29,980	—	—

Total Liability Derivatives	$29,980	$29,980	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table presents Small Cap Index Portfolio’s futures contracts held as of December 31, 2015. Investments totaling $599,982 were pledged as the initial margin deposit for these contracts.

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures Contracts	Long/(Short)	Date	Amount	Value	Gain/(Loss)
NYBOT NYF mini Russell 2000 Index	96	March 2016	$10,892,380	$10,862,400	($29,980)
Total Futures Contracts					($29,980)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$29,980
Total Equity Contracts		29,980

Total Liability Derivatives		$29,980

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,431,464
Total Equity Contracts		1,431,464

Total		$1,431,464

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(753,482)
Total Equity Contracts		(753,482)

Total		($753,482)

The following table presents Small Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

		Futures
		(Percentage
	Futures	of Average
Derivative Risk Category	(Notional)*	Net Assets)
Equity Contracts	$12,358,874	4.4%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Small Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Collateral Investment	$23,621,082	$80,427,542	$88,819,410	15,229,214	$15,229,214	$196,224
Cash Management Trust-Short Term Investment	13,989,739	57,216,419	60,835,822	10,370,336	10,370,336	9,709
Total Value and Income Earned	$37,610,821				$25,599,550	$205,933

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (95.5%)	Value
Consumer Discretionary (7.1%)
290,450	Cheesecake Factory, Inc.	$13,392,649
467,450	DISH Network Corporation[a]	26,728,791
260,869	Scripps Networks Interactive, Inc.	14,402,577
736,950	Time, Inc.	11,548,007
552,386	Toll Brothers, Inc.[a]	18,394,454

	Total	84,466,478

Consumer Staples (3.1%)
209,300	Ingredion, Inc.	20,059,312
186,899	Molson Coors Brewing Company	17,553,554

	Total	37,612,866

Energy (4.1%)
92,125	Cimarex Energy Company	8,234,132
347,500	Continental Resources, Inc.[a]	7,985,550
33,350	Dril-Quip, Inc.[a]	1,975,320
55,000	Ensco plc	846,450
139,200	Helix Energy Solutions Group, Inc.[a]	732,192
66,701	HollyFrontier Corporation	2,660,703
48,500	National Oilwell Varco, Inc.	1,624,265
59,850	Oceaneering International, Inc.	2,245,572
53,350	Oil States International, Inc.[a]	1,453,788
501,281	Parsley Energy, Inc.[a]	9,248,634
115,170	Patterson-UTI Energy, Inc.	1,736,764
87,000	Rowan Companies plc	1,474,650
201,050	Superior Energy Services, Inc.	2,708,144
24,400	Tesoro Corporation	2,571,028
163,456	Weatherford International, Ltd.[a]	1,371,396
50,550	World Fuel Services Corporation	1,944,153

	Total	48,812,741

Financials (25.5%)
819,650	Assured Guaranty, Ltd.	21,663,350
569,127	Brixmor Property Group, Inc.	14,694,859
185,250	Camden Property Trust	14,219,790
202,300	Digital Realty Trust, Inc.	15,297,926
855,900	Duke Realty Corporation	17,991,018
435,546	First Republic Bank	28,772,169
1,042,598	Host Hotels & Resorts, Inc.	15,993,453
3,058,825	Huntington Bancshares, Inc.	33,830,604
1,367,000	KeyCorp	18,030,730
170,900	M&T Bank Corporation	20,709,662
555,300	Nasdaq, Inc.	32,301,801
378,033	Northern Trust Corporation	27,252,399
333,022	Raymond James Financial, Inc.	19,305,285
887,025	Zions Bancorporation	24,215,783

	Total	304,278,829

Health Care (12.4%)
476,000	Acorda Therapeutics, Inc.[a,b]	20,363,280
156,432	C.R. Bard, Inc.	29,634,478
206,500	Edwards Lifesciences Corporation[a]	16,309,370
785,750	Hologic, Inc.[a]	30,400,668
240,903	Universal Health Services, Inc.	28,785,499
169,000	Waters Corporation[a]	22,744,020

	Total	148,237,315

Industrials (17.4%)
890,794	ADT Corporation[b]	29,378,386
290,050	AGCO Corporation[b]	13,165,369
227,950	Equifax, Inc.	25,386,792
177,150	Huntington Ingalls Industries, Inc.	22,471,478
904,100	Masco Corporation	25,586,030

683,234	Oshkosh Corporation[b]	26,673,455
994,962	Southwest Airlines Company	42,843,064
215,800	WABCO Holdings, Inc.[a]	22,067,708

	Total	207,572,282

Information Technology (21.4%)
167,550	Alliance Data Systems Corporation[a]	46,339,304
1,758,833	Applied Materials, Inc.	32,837,412
797,132	Juniper Networks, Inc.	22,000,843
2,154,366	NVIDIA Corporation	71,007,903
415,554	PayPal Holdings, Inc.[a]	15,043,055
524,850	Progress Software Corporation[a]	12,596,400
416,200	Red Hat, Inc.[a]	34,465,522
1,057,872	Teradyne, Inc.	21,866,214

	Total	256,156,653

Materials (2.9%)
678,650	Owens-Illinois, Inc.[a]	11,822,083
1,264,363	Steel Dynamics, Inc.	22,594,167

	Total	34,416,250

Utilities (1.6%)
490,050	Public Service Enterprise Group, Inc.	18,960,034

	Total	18,960,034

	Total Common Stock (cost $959,250,531)	1,140,513,448

	Collateral Held for Securities Loaned (4.8%)
57,473,443	Thrivent Cash Management Trust	57,473,443

	Total Collateral Held for Securities Loaned (cost $57,473,443)	57,473,443

Shares or Principal Amount	Short-Term Investments (4.5%)[c]
	Federal National Mortgage Association Discount Notes
3,175,000	0.180%, 2/2/2016	3,174,492
	Thrivent Cash Management Trust
50,569,195	0.220%	50,569,195

	Total Short-Term Investments (at amortized cost)	53,743,687

	Total Investments (cost $1,070,467,661) 104.8%	$1,251,730,578

	Other Assets and Liabilities, Net (4.8%)	(57,150,322)

	Total Net Assets 100.0%	$1,194,580,256

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2015

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Stock Portfolio as of December 31, 2015:

Securities Lending Transactions
Common Stock	$55,289,517

Total lending	$55,289,517
Gross amount payable upon return of collateral for securities loaned	$57,473,443

Net amounts due to counterparty	$2,183,926

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$207,536,852
Gross unrealized depreciation	(28,566,801)

Net unrealized appreciation (depreciation)	$178,970,051
Cost for federal income tax purposes	$1,072,760,527

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	84,466,478	84,466,478	—	—
Consumer Staples	37,612,866	37,612,866	—	—
Energy	48,812,741	48,812,741	—	—
Financials	304,278,829	304,278,829	—	—
Health Care	148,237,315	148,237,315	—	—
Industrials	207,572,282	207,572,282	—	—
Information Technology	256,156,653	256,156,653	—	—
Materials	34,416,250	34,416,250	—	—
Utilities	18,960,034	18,960,034	—	—
Collateral Held for Securities Loaned	57,473,443	57,473,443	—	—
Short-Term Investments	53,743,687	50,569,195	3,174,492	—

Total	$1,251,730,578	$1,248,556,086	$3,174,492	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2015

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Mid Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,762,282
Total Equity Contracts		3,762,282

Total		$3,762,282

The following table presents Mid Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

		Futures
		(Percentage
	Futures	of Average
Derivative Risk Category	(Notional)*	Net Assets)
Equity Contracts	$2,152,791	0.2%

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Collateral Investment	$29,599,525	$216,033,740	$188,159,822	57,473,443	$57,473,443	$46,903
Cash Management Trust-Short Term Investment	38,432,404	230,848,421	218,711,630	50,569,195	50,569,195	44,126
Total Value and Income Earned	$68,031,929				$108,042,638	$91,029

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Shares	Common Stock (94.2%)	Value	% of Net Assets
Consumer Discretionary (12.1%)
15,770	Foot Locker, Inc.	$1,026,469	0.6%
23,830	Jarden Corporation[a]	1,361,170	0.8%
35,350	LKQ Corporation[a]	1,047,421	0.6%
	Other Securities^	18,398,828	10.1%

	Total	21,833,888

Consumer Staples (3.3%)
8,250	Ingredion, Inc.	790,680	0.4%
20,280	WhiteWave Foods Company[a]	789,095	0.4%
	Other Securities^	4,463,216	2.5%

	Total	6,042,991

Energy (2.8%)
21,060	HollyFrontier Corporation	840,083	0.5%
	Other Securities^	4,164,351	2.3%

	Total	5,004,434

Financials (25.2%)
8,360	Alexandria Real Estate Equities, Inc.	755,410	0.4%
1,800	Alleghany Corporation[a]	860,274	0.5%
20,530	Arthur J. Gallagher & Company	840,498	0.5%
10,020	Camden Property Trust	769,135	0.4%
39,860	Duke Realty Corporation	837,857	0.5%
4,980	Everest Re Group, Ltd.	911,788	0.5%
14,200	Extra Space Storage, Inc.	1,252,582	0.7%
8,000	Federal Realty Investment Trust	1,168,800	0.7%
5,170	Jones Lang LaSalle, Inc.	826,476	0.5%
8,720	Mid-America Apartment Communities, Inc.	791,863	0.4%
10,670	MSCI, Inc.	769,627	0.4%
56,101	New York Community Bancorp, Inc.[b]	915,568	0.5%
14,685	Raymond James Financial, Inc.	851,289	0.5%
10,860	Regency Centers Corporation	739,783	0.4%
16,020	SEI Investments Company	839,448	0.5%
5,830	Signature Bank[a]	894,147	0.5%
30,263	UDR, Inc.	1,136,981	0.6%
	Other Securities^	30,217,339	16.7%

	Total	45,378,865

Health Care (9.3%)
13,750	Centene Corporation[a]	904,887	0.5%
5,630	Cooper Companies, Inc.	755,546	0.4%
28,220	Hologic, Inc.[a]	1,091,832	0.6%
10,420	IDEXX Laboratories, Inc.[a]	759,826	0.4%
10,850	Mednax, Inc.[a]	777,511	0.4%
3,150	Mettler-Toledo International, Inc.[a]	1,068,259	0.6%
16,120	ResMed, Inc.	865,483	0.5%
9,910	STERIS plc	746,619	0.4%
5,260	United Therapeutics Corporation[a]	823,769	0.5%
	Other Securities^	8,963,806	5.0%

	Total	16,757,538

Industrials (14.2%)
5,030	Acuity Brands, Inc.	1,176,014	0.6%
14,610	Alaska Air Group, Inc.	1,176,251	0.6%
18,370	Fortune Brands Home and Security, Inc.	1,019,535	0.6%
36,525	JetBlue Airways Corporation[a]	827,291	0.5%
8,020	Towers Watson & Company	1,030,249	0.6%

10,990	Wabtec Corporation	781,609	0.4%
14,140	Waste Connections, Inc.	796,365	0.4%
	Other Securities^	18,849,193	10.5%

	Total	25,656,507

Information Technology (16.2%)
10,270	ANSYS, Inc.[a]	949,975	0.5%
13,680	Broadridge Financial Solutions, Inc.	735,026	0.4%
18,340	CDK Global, Inc.	870,600	0.5%
4,800	FactSet Research Systems, Inc.	780,336	0.4%
9,550	Gartner, Inc.[a]	866,185	0.5%
14,970	Global Payments, Inc.	965,715	0.5%
18,030	Synopsys, Inc.[a]	822,348	0.5%
	Other Securities^	23,200,611	12.9%

	Total	29,190,796

Materials (6.1%)
12,960	Albemarle Corporation	725,890	0.4%
7,250	Ashland, Inc.	744,575	0.4%
	Other Securities^	9,502,996	5.3%

	Total	10,973,461

Telecommunications Services (0.2%)
	Other Securities^	279,741	0.2%

	Total	279,741

Utilities (4.8%)
13,100	Alliant Energy Corporation	818,095	0.5%
11,700	Atmos Energy Corporation	737,568	0.4%
	Other Securities^	7,051,979	3.9%

	Total	8,607,642

	Total Common Stock (cost $143,269,276)	169,725,863

	Collateral Held for Securities Loaned (3.2%)
5,872,212	Thrivent Cash Management Trust	5,872,212	3.2%

	Total Collateral Held for Securities Loaned (cost $5,872,212)	5,872,212

Shares or Principal Amount	Short-Term Investments (5.7%)[c]
	Thrivent Cash Management Trust
9,442,638	0.220%	9,442,638	5.2%
	Other Securities^	799,975	0.5%

	Total Short-Term Investments (at amortized cost)	10,242,613

	Total Investments (cost $159,384,101) 103.1%	$185,840,688

	Other Assets and Liabilities, Net (3.1%)	(5,670,398)

	Total Net Assets 100.0%	$180,170,290

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Index Portfolio as of December 31, 2015:

Securities Lending Transactions
Common Stock	$5,621,285

Total lending	$5,621,285
Gross amount payable upon return of collateral for securities loaned	$5,872,212

Net amounts due to counterparty	$250,927

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$36,172,102
Gross unrealized depreciation	(11,579,391)

Net unrealized appreciation (depreciation)	$24,592,711
Cost for federal income tax purposes	$161,247,977

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Mid Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	21,833,888	21,833,888	—	—
Consumer Staples	6,042,991	6,042,991	—	—
Energy	5,004,434	5,004,434	—	—
Financials	45,378,865	45,378,865	—	—
Health Care	16,757,538	16,757,538	—	—
Industrials	25,656,507	25,656,507	—	—
Information Technology	29,190,796	29,190,796	—	—
Materials	10,973,461	10,973,461	—	—
Telecommunications Services	279,741	279,741	—	—
Utilities	8,607,642	8,607,642	—	—
Collateral Held for Securities Loaned	5,872,212	5,872,212	—	—
Short-Term Investments	10,242,613	9,442,638	799,975	—

Total	$185,840,688	$185,040,713	$799,975	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	38,036	38,036	—	—

Total Liability Derivatives	$38,036	$38,036	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table presents Mid Cap Index Portfolio’s futures contracts held as of December 31, 2015. Investments totaling $499,989 were pledged as the initial margin deposit for these contracts.

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures Contracts	Long/(Short)	Date	Amount	Value	Gain/(Loss)
S&P 400 Index Mini-Futures	72	March 2016	$10,071,236	$10,033,200	($38,036)
Total Futures Contracts					($38,036)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$38,036
Total Equity Contracts		38,036

Total Liability Derivatives		$38,036

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,362,913
Total Equity Contracts		1,362,913

Total		$1,362,913

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(653,362)
Total Equity Contracts		(653,362)

Total		($653,362)

The following table presents Mid Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

		Futures
		(Percentage
	Futures	of Average
Derivative Risk Category	(Notional)*	Net Assets)
Equity Contracts	$12,254,441	7.3%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Collateral Investment	$5,801,543	$41,434,764	$41,364,095	5,872,212	$5,872,212	$55,339
Cash Management Trust-Short Term Investment	16,844,745	59,965,652	67,367,759	9,442,638	9,442,638	9,210
Total Value and Income Earned	$22,646,288				$15,314,850	$64,549

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Shares	Common Stock (86.6%)	Value	% of Net Assets
Australia (3.1%)
	Other Securities^	$49,840,872	3.1%

	Total	49,840,872

Austria (0.2%)
	Other Securities^	3,110,027	0.2%

	Total	3,110,027

Belgium (1.1%)
	Other Securities^	17,456,000	1.1%

	Total	17,456,000

Bermuda (0.6%)
209,374	Jardine Matheson Holdings, Ltd.	10,139,467	0.6%
	Other Securities^	103,280	<0.1%

	Total	10,242,747

Brazil (0.9%)
	Other Securities^	13,688,628	0.9%

	Total	13,688,628

Canada (2.7%)
	Other Securities^	43,397,624	2.7%

	Total	43,397,624

Chile (0.1%)
	Other Securities^	2,404,597	0.1%

	Total	2,404,597

China (0.8%)
9,507,180	Lenovo Group, Ltd.	9,594,584	0.6%
	Other Securities^	3,848,942	0.2%

	Total	13,443,526

Denmark (2.2%)
286,154	Danske Bank AS	7,678,171	0.5%
216,379	Novo Nordisk AS	12,527,956	0.8%
	Other Securities^	15,380,162	0.9%

	Total	35,586,289

Faroe Islands (0.1%)
	Other Securities^	1,213,453	0.1%

	Total	1,213,453

Finland (0.3%)
	Other Securities^	4,189,044	0.3%

	Total	4,189,044

France (7.2%)
535,491	AXA SA	14,631,606	0.9%
157,835	Cap Gemini SA	14,644,895	0.9%
55,700	Christian Dior SE	9,461,386	0.6%
278,137	Compagnie de Saint-Gobain	12,053,208	0.8%
528,642	Engie	9,364,001	0.6%
221,587	Societe Generale	10,211,260	0.7%
	Other Securities^	45,062,629	2.7%

	Total	115,428,985

Germany (5.3%)
140,194	Daimler AG	11,713,833	0.7%
113,573	SAP SE	9,012,427	0.6%
366,679	ThyssenKrupp AG	7,268,851	0.4%
	Other Securities^	57,466,472	3.6%

	Total	85,461,583

Hong Kong (2.9%)
963,516	Cheung Kong Holdings, Ltd.	12,951,513	0.8%
	Other Securities^	33,249,024	2.1%

	Total	46,200,537

Hungary (0.1%)
	Other Securities^	2,038,446	0.1%

	Total	2,038,446

India (2.0%)
	Other Securities^	32,339,413	2.0%

	Total	32,339,413

Indonesia (0.5%)
13,098,100	Astra International Tbk PT	5,642,040	0.4%
	Other Securities^	2,255,154	0.1%

	Total	7,897,194

Ireland (1.1%)
	Other Securities^	17,785,882	1.1%

	Total	17,785,882

Israel (0.3%)
	Other Securities^	5,303,959	0.3%

	Total	5,303,959

Italy (2.9%)
538,071	Assicurazioni Generali SPA	9,828,829	0.6%
2,964,208	Intesa Sanpaolo SPA	9,844,188	0.6%
	Other Securities^	26,620,852	1.7%

	Total	46,293,869

Japan (17.8%)
313,800	KDDI Corporation	8,149,447	0.5%
1,803,121	Leopalace21 Corporation[a]	9,759,819	0.6%
3,133,129	Mitsui Chemicals, Inc.	13,895,454	0.9%
391,381	MS and AD Insurance Group Holdings, Inc.	11,477,120	0.7%
3,271,464	Nippon Yusen Kabushiki Kaisha	7,929,022	0.5%
1,127,275	Nissan Motor Company, Ltd.	11,803,406	0.7%
168,508	SoftBank Group Corporation	8,504,667	0.6%
937,890	Sumitomo Corporation	9,562,099	0.6%
2,702,284	Sumitomo Mitsui Trust Holdings, Inc.	10,234,446	0.6%
167,700	Toyota Motor Corporation	10,326,802	0.7%

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

			% of Net
Shares	Common Stock (86.6%)	Value	Assets
Japan (17.8%) - continued
	Other Securities^	$184,961,092	11.4%

	Total	286,603,374

Jersey (0.7%)
398,350	WPP plc	9,162,813	0.6%
	Other Securities^	2,351,060	0.1%

	Total	11,513,873

Luxembourg (0.2%)
	Other Securities^	3,301,089	0.2%

	Total	3,301,089

Malaysia (0.2%)
	Other Securities^	3,467,853	0.2%

	Total	3,467,853

Mexico (1.1%)
78,000	Fomento Economico Mexicano SAB de CV ADR	7,203,300	0.5%
	Other Securities^	9,697,721	0.6%

	Total	16,901,021

Netherlands (4.8%)
2,324,151	Aegon NV	13,144,217	0.8%
223,225	AerCap Holdings NVa	9,634,391	0.6%
121,286	ASML Holding NV	10,776,501	0.7%
1,286,233	BAM Group[a]	7,150,617	0.5%
193,967	Koninklijke DSM NV	9,726,614	0.6%
221,490	Unilever NV	9,653,495	0.6%
	Other Securities^	17,195,243	1.0%

	Total	77,281,078

New Zealand (0.2%)
	Other Securities^	2,828,112	0.2%

	Total	2,828,112

Norway (1.3%)
761,459	Marine Harvest ASA	10,245,299	0.6%
	Other Securities^	10,445,245	0.7%

	Total	20,690,544

Philippines (0.5%)
	Other Securities^	7,875,197	0.5%

	Total	7,875,197

Poland (0.2%)
	Other Securities^	3,190,193	0.2%

	Total	3,190,193

Portugal (0.3%)
	Other Securities^	4,534,964	0.3%

	Total	4,534,964

Russia (0.5%)
	Other Securities^	7,810,620	0.5%

	Total	7,810,620

Singapore (0.1%)
	Other Securities^	1,425,983	0.1%

	Total	1,425,983

South Africa (0.4%)
	Other Securities^	6,382,909	0.4%

	Total	6,382,909

South Korea (1.1%)
9,262	Samsung Electronics Company, Ltd.	9,878,685	0.6%
	Other Securities^	7,606,891	0.5%

	Total	17,485,576

Spain (2.3%)
1,140,365	Iberdrola SA	8,084,060	0.5%
	Other Securities^	29,554,190	1.8%

	Total	37,638,250

Sweden (2.1%)
884,225	Volvo AB	8,199,029	0.5%
	Other Securities^	25,567,786	1.6%

	Total	33,766,815

Switzerland (7.2%)
152,177	Adecco SA	10,415,411	0.7%
424,926	Credit Suisse Group AG	9,153,740	0.6%
17,194	Georg Fischer AG	11,673,052	0.7%
170,394	LafargeHolcim, Ltd.	8,532,450	0.5%
157,138	Nestle SA	11,665,179	0.7%
234,631	Novartis AG	20,182,789	1.2%
94,401	Roche Holding AG	26,159,311	1.6%
	Other Securities^	17,256,856	1.2%

	Total	115,038,788

Taiwan (0.6%)
1,838,951	Taiwan Semiconductor Manufacturing Company, Ltd.	7,933,678	0.5%
	Other Securities^	2,011,318	0.1%

	Total	9,944,996

Thailand (1.0%)
19,481,969	Krung Thai Bank pcl	8,985,003	0.6%
	Other Securities^	7,344,955	0.4%

	Total	16,329,958

Turkey (0.6%)
	Other Securities^	9,714,521	0.6%

	Total	9,714,521

United Kingdom (8.8%)
1,390,457	BAE Systems plc	10,237,322	0.6%
173,210	Bellway plc	7,242,546	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

			% of Net
Shares	Common Stock (86.6%)	Value	Assets
United Kingdom (8.8%) - continued
	Other Securities^	$123,516,917	7.8%

	Total	140,996,785

	United States (0.2%)
	Other Securities^	3,119,235	0.2%

	Total	3,119,235

	Total Common Stock (cost $1,387,207,486)	1,391,164,409

Principal Amount	Long-Term Fixed Income (10.8%)
	Argentina (0.3%)
	Other Securities^	4,828,080	0.3%

	Total	4,828,080

	Azerbaijan (<0.1%)
	Other Securities^	757,879	<0.1%

	Total	757,879

	Belize (<0.1%)
	Other Securities^	83,880	<0.1%

	Total	83,880

	Bermuda (<0.1%)
	Other Securities^	173,250	<0.1%

	Total	173,250

	Brazil (0.4%)
	Other Securities^	6,771,021	0.4%

	Total	6,771,021

	Bulgaria (<0.1%)
	Other Securities^	207,991	<0.1%

	Total	207,991

	Cayman Islands (<0.1%)
	Other Securities^	110,825	<0.1%

	Total	110,825

	Chile (0.5%)
	Other Securities^	6,988,371	0.5%

	Total	6,988,371

	China (<0.1%)
	Other Securities^	241,289	<0.1%

	Total	241,289

	Colombia (0.6%)
	Other Securities^	8,331,288	0.6%

	Total	8,331,288

	Costa Rica (0.3%)
	Other Securities^	4,722,050	0.3%

	Total	4,722,050

	Croatia (0.4%)
	Other Securities^	5,671,034	0.4%

	Total	5,671,034

	Czech Republic (<0.1%)
	Other Securities^	310,587	<0.1%

	Total	310,587

	Dominican Republic (0.6%)
	Other Securities^	9,924,201	0.6%

	Total	9,924,201

	Ecuador (0.1%)
	Other Securities^	1,227,884	0.1%

	Total	1,227,884

	El Salvador (0.2%)
	Other Securities^	2,866,709	0.2%

	Total	2,866,709

	Ethiopia (0.1%)
	Other Securities^	885,500	0.1%

	Total	885,500

	Gabon (<0.1%)
	Other Securities^	298,996	<0.1%

	Total	298,996

	Ghana (0.1%)
	Other Securities^	902,905	0.1%

	Total	902,905

	Guatemala (0.1%)
	Other Securities^	1,990,650	0.1%

	Total	1,990,650

	Honduras (0.1%)
	Other Securities^	2,543,900	0.1%

	Total	2,543,900

	Hong Kong (<0.1%)
	Other Securities^	404,565	<0.1%

	Total	404,565

	Hungary (0.6%)
	Other Securities^	9,074,821	0.6%

	Total	9,074,821

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (10.8%)	Value	% of Net Assets
India (<0.1%)
	Other Securities^	$700,838	<0.1%

	Total	700,838

	Indonesia (0.7%)
	Other Securities^	11,531,381	0.7%

	Total	11,531,381

	Iraq (0.1%)
	Other Securities^	807,648	0.1%

	Total	807,648

	Israel (<0.1%)
	Other Securities^	220,818	<0.1%

	Total	220,818

	Jamaica (<0.1%)
	Other Securities^	642,950	<0.1%

	Total	642,950

	Kazakhstan (0.2%)
	Other Securities^	3,188,119	0.2%

	Total	3,188,119

	Kenya (0.1%)
	Other Securities^	2,056,250	0.1%

	Total	2,056,250

	Latvia (<0.1%)
	Other Securities^	607,319	<0.1%

	Total	607,319

	Luxembourg (0.2%)
	Other Securities^	3,758,334	0.2%

	Total	3,758,334

	Macedonia, The Former Yugoslav Republic Of (0.1%)
	Other Securities^	851,382	0.1%

	Total	851,382

	Mexico (0.9%)
	Other Securities^	13,799,431	0.9%

	Total	13,799,431

	Montenegro (<0.1%)
	Other Securities^	205,286	<0.1%

	Total	205,286

	Mozambique (<0.1%)
	Other Securities^	363,636	<0.1%

	Total	363,636

	Namibia (<0.1%)
	Other Securities^	251,100	<0.1%

	Total	251,100

	Netherlands (<0.1%)
	Other Securities^	348,500	<0.1%

	Total	348,500

	Nigeria (<0.1%)
	Other Securities^	537,750	<0.1%

	Total	537,750

	Pakistan (0.1%)
	Other Securities^	1,058,960	0.1%

	Total	1,058,960

	Panama (0.1%)
	Other Securities^	1,423,986	0.1%

	Total	1,423,986

	Paraguay (0.1%)
	Other Securities^	2,004,623	0.1%

	Total	2,004,623

	Peru (0.1%)
	Other Securities^	2,245,045	0.1%

	Total	2,245,045

	Philippines (0.1%)
	Other Securities^	2,251,227	0.1%

	Total	2,251,227

	Romania (<0.1%)
	Other Securities^	597,639	<0.1%

	Total	597,639

	Russia (0.2%)
	Other Securities^	2,941,830	0.2%

	Total	2,941,830

	South Africa (0.4%)
	Other Securities^	5,116,790	0.4%

	Total	5,116,790

	South Korea (0.1%)
	Other Securities^	1,022,785	0.1%

	Total	1,022,785

	Sri Lanka (0.4%)
	Other Securities^	6,440,880	0.4%

	Total	6,440,880

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (10.8%)	Value	% of Net Assets
Supranational (0.1%)
	Other Securities^	$715,240	0.1%

	Total	715,240

Turkey (0.4%)
	Other Securities^	6,388,222	0.4%

	Total	6,388,222

Ukraine (0.2%)
	Other Securities^	2,413,450	0.2%

	Total	2,413,450

United Arab Emirates (0.1%)
	Other Securities^	1,120,797	0.1%

	Total	1,120,797

United States (0.9%)
	Other Securities^	14,403,540	0.9%

	Total	14,403,540

Venezuela (0.5%)
	Other Securities^	8,661,555	0.5%

	Total	8,661,555

Vietnam (0.2%)
	Other Securities^	3,366,553	0.2%

	Total	3,366,553

Virgin Islands, British (<0.1%)
	Other Securities^	321,975	<0.1%

	Total	321,975

Zambia (0.1%)
	Other Securities^	1,178,705	0.1%

	Total	1,178,705

	Total Long-Term Fixed Income (cost $187,732,090)	172,862,220

Shares	Preferred Stock (0.8%)
Brazil (0.1%)
	Other Securities^	1,717,507	0.1%

	Total	1,717,507

South Korea (0.7%)
11,350	Samsung Electronics Company, Ltd.	10,491,805	0.7%

	Total	10,491,805

	Total Preferred Stock (cost $14,100,993)	12,209,312

	Collateral Held for Securities Loaned (1.1%)
18,465,884	Thrivent Cash Management Trust	18,465,884	1.1%

	Total Collateral Held for Securities Loaned (cost $18,465,884)	18,465,884

Shares or Principal Amount	Short-Term Investments (1.1%)[b]
	Thrivent Cash Management Trust
17,322,047	0.220%	17,322,047	1.1%
	Other Securities^	99,996	<0.1%

	Total Short-Term Investments (at amortized cost)	17,422,043

	Total Investments (cost $1,624,928,496) 100.4%	$1,612,123,868

	Other Assets and Liabilities, Net (0.4%)	(6,563,246)

	Total Net Assets 100.0%	$1,605,560,622

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Partner Worldwide Allocation Portfolio held restricted securities as of December 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2015, the value of these investments was $9,693,674 or 0.6% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Worldwide Allocation Portfolio as of December 31, 2015:

Securities Lending Transactions
Common Stock	$17,361,358

Total lending	$17,361,358
Gross amount payable upon return of collateral for securities loaned	$18,465,884

Net amounts due to counterparty	$1,104,526

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$148,775,769
Gross unrealized depreciation	(166,318,449)

Net unrealized appreciation (depreciation)	$(17,542,680)
Cost for federal income tax purposes	$1,629,666,548

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Partner Worldwide Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	191,905,057	3,119,235	188,785,822	—
Consumer Staples	156,002,631	7,203,300	148,799,331	—
Energy	47,462,877	7,249,850	40,213,027	—
Financials^	347,436,146	7,512,361	339,923,113	672
Health Care	123,562,950	4,750,564	118,812,386	—
Industrials	226,881,307	15,800,580	211,080,727	—
Information Technology	123,171,119	—	122,326,215	844,904
Materials	104,257,585	631,259	103,626,326	—
Telecommunications Services	43,632,962	—	43,632,961	1
Utilities	26,851,775	—	26,851,775	—
Long-Term Fixed Income
Basic Materials	1,616,073	—	1,616,073	—
Capital Goods	585,317	—	585,317	—
Communications Services	3,760,332	—	3,760,332	—
Consumer Cyclical	643,620	—	643,620	—
Consumer Non-Cyclical^	2,103,334	—	2,103,334	0
Energy	9,065,198	—	9,065,198	—
Financials	10,212,551	—	10,212,551	—
Foreign Government	123,180,647	—	122,325,187	855,460
Transportation	2,295,489	—	2,295,489	—
U.S. Government and Agencies	11,534,747	—	11,534,747	—
U.S. Municipal	2,133,324	—	2,133,324	—
Utilities	5,731,588	—	5,731,588	—
Preferred Stock
Information Technology	10,491,805	—	10,491,805	—
Materials	1,717,507	1,717,507	—	—
Collateral Held for Securities Loaned	18,465,884	18,465,884	—	—
Short-Term Investments	17,422,043	17,322,047	99,996	—

Total	$1,612,123,868	$83,772,587	$1,526,650,244	$1,701,037

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	98,516	98,516	—	—
Foreign Currency Forward Contracts	832,453	—	832,453	—

Total Asset Derivatives	$930,969	$98,516	$832,453	$—

Liability Derivatives
Futures Contracts	316,411	316,411	—	—
Foreign Currency Forward Contracts	813,272	—	813,272	—

Total Liability Derivatives	$1,129,683	$316,411	$813,272	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table presents Partner Worldwide Allocation Portfolio’s futures contracts held as of December 31, 2015. Investments and/or cash totaling $724,353 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	91	March 2016	$19,786,852	$19,768,329	($18,523)
5-Yr. U.S. Treasury Bond Futures	121	March 2016	14,337,944	14,316,757	(21,187)
10-Yr. U.S. Treasury Bond Futures	112	March 2016	14,129,249	14,101,500	(27,749)
30-Yr. U.S. Treasury Bond Futures	79	March 2016	12,141,318	12,146,250	4,932
CME 3 Month Eurodollar Futures	(71)	September 2016	(17,425,095)	(17,560,963)	(135,868)
Eurex 10-yr. Euro Bund Futures	(23)	March 2016	(3,932,841)	(3,949,270)	(16,429)
Eurex 2-Yr. Euro Schatz Futures	(46)	March 2016	(5,585,770)	(5,574,470)	11,300
Eurex 30-Yr. Euro Buxl Futures	(3)	March 2016	(503,158)	(492,170)	10,988
Eurex 5-Yr. Euro Bobl Futures	(16)	March 2016	(2,270,525)	(2,272,102)	(1,577)
Eurex Euro STOXX 50 Index	54	March 2016	1,906,604	1,920,167	13,563
FTSE 100 Index	11	March 2016	974,824	1,005,086	30,262
HKG Hang Seng Index	1	January 2016	141,105	141,354	249
ICE mini MSCI EAFE Index	23	March 2016	1,959,403	1,952,930	(6,473)
SFE S&P ASX Share Price Index 200	5	March 2016	451,915	478,846	26,931
SGX MSCI Singapore Index	6	January 2016	136,644	136,935	291
TSE Tokyo Price Index	10	March 2016	1,296,912	1,287,491	(9,421)
Ultra Long Term U.S. Treasury Bond Futures	(91)	March 2016	(14,361,379)	(14,440,563)	(79,184)
Total Futures Contracts					($217,895)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table presents Partner Worldwide Allocation Portfolio’s foreign currency forward contracts held as of December 31, 2015.

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Brazilian Real	HSBC	2,531,563	1/5/2016	$657,133	$638,768	($18,365)
Brazilian Real	UBS	1,154,309	1/5/2016	303,000	291,257	(11,743)
Brazilian Real	MSC	6,970,074	1/5/2016	1,793,319	1,758,701	(34,618)
Brazilian Real	BOA	2,315,149	1/5/2016	592,898	584,162	(8,736)
Brazilian Real	RBC	3,700,689	1/5/2016	934,381	933,764	(617)
Chilean Peso	CITI	564,347,659	1/12/2016 - 1/27/2016	791,146	794,956	3,810
Chilean Peso	CSFB	317,941,487	1/13/2016	452,039	448,222	(3,817)
Chinese Yuan	JPM	1,981,328	3/16/2016	300,000	303,646	3,646
Chinese Yuan	CITI	8,420,224	3/16/2016	1,294,722	1,290,433	(4,289)
Chinese Yuan	SB	3,924,878	3/16/2016	596,000	601,503	5,503
Chinese Yuan	UBS	1,974,925	3/16/2016	299,000	302,665	3,665
Chinese Yuan	HSBC	11,238,978	3/16/2016 -9/1/2016	1,701,000	1,720,959	19,959
Colombian Peso	CSFB	946,573,580	1/12/2016	300,404	298,031	(2,373)
Colombian Peso	SB	1,478,545,900	1/27/2016	482,917	465,230	(17,687)
Colombian Peso	CITI	398,277,000	1/12/2016	121,267	125,398	4,131
Colombian Peso	HSBC	598,137,918	1/27/2016	178,309	188,207	9,898
Colombian Peso	DB	1,220,249,208	1/15/2016	383,064	384,149	1,085
Euro	BNP	199,000	3/16/2016	216,413	216,651	238
Euro	UBS	273,000	3/16/2016	294,990	297,214	2,224
Euro	BOA	273,000	3/16/2016	300,300	297,214	(3,086)
Hungarian Forint	BNP	125,278,080	3/16/2016	426,493	432,505	6,012
Hungarian Forint	CITI	125,477,329	3/16/2016	435,897	433,193	(2,704)
Hungarian Forint	RBS	129,272,015	3/16/2016	438,954	446,293	7,339
Indonesian Rupiah	DB	3,593,652,705	1/4/2016	260,523	260,457	(66)
Indonesian Rupiah	HSBC	3,593,652,705	1/4/2016	261,357	260,457	(900)
Malaysian Ringgit	HSBC	1,288,177	1/4/2016	300,309	299,974	(335)
Malaysian Ringgit	BNP	1,288,177	1/4/2016	299,576	299,974	398
Mexican Peso	RBC	22,793,536	3/16/2016	1,345,123	1,316,028	(29,095)
Mexican Peso	JPM	34,910,587	3/16/2016	2,041,940	2,015,629	(26,311)
Mexican Peso	RBS	21,372,170	3/16/2016	1,282,905	1,233,963	(48,942)
Mexican Peso	HSBC	5,119,654	3/16/2016	296,000	295,593	(407)
Mexican Peso	UBS	23,608,961	3/16/2016	1,421,841	1,363,108	(58,733)
New Taiwan Dollar	BB	9,905,676	1/8/2016	303,000	301,609	(1,391)
Polish Zloty	CITI	10,545,369	3/16/2016	2,615,030	2,689,428	74,398
Polish Zloty	RBS	1,228,819	3/16/2016	304,189	313,391	9,202
Russian Ruble	CSFB	21,011,965	1/28/2016	295,000	286,135	(8,865)
Russian Ruble	CITI	81,376,021	1/12/2016 - 1/27/2016	1,201,678	1,109,458	(92,220)
Russian Ruble	JPM	101,681,870	1/12/2016 - 1/21/2016	1,482,581	1,388,311	(94,270)
Russian Ruble	HSBC	68,277,382	1/14/2016 - 2/11/2016	990,292	930,077	(60,215)
Russian Ruble	MSC	110,023,973	1/14/2016 - 2/3/2016	1,572,885	1,499,671	(73,214)
South African Rand	SB	4,586,706	3/16/2016	300,000	292,687	(7,313)
South Korean Won	DB	355,271,800	1/15/2016	299,000	302,946	3,946
South Korean Won	SB	1,047,849,492	1/8/2016 - 1/19/2016	892,000	893,515	1,515
South Korean Won	UBS	355,724,785	1/15/2016	299,000	303,332	4,332
South Korean Won	HSBC	354,388,500	1/14/2016	300,000	302,195	2,195
South Korean Won	BB	349,617,710	1/14/2016	299,000	298,127	(873)
South Korean Won	SSB	703,672,080	1/15/2016	604,000	600,032	(3,968)
Turkish Lira	RBS	914,327	3/16/2016	299,000	306,914	7,914
Total Purchases				$32,859,875	$32,416,132	($443,743)
Sales
Brazilian Real	HSBC	2,531,563	1/5/2016	$653,188	$638,768	$14,420
Brazilian Real	BOA	2,315,149	1/5/2016	605,000	584,162	20,838
Brazilian Real	RBC	6,243,876	1/5/2016 - 2/2/2016	1,578,816	1,569,325	9,491
Brazilian Real	MSC	9,358,202	1/5/2016 - 2/2/2016	2,388,759	2,355,511	33,248
Brazilian Real	UBS	1,154,309	1/5/2016	295,613	291,257	4,356
Brazilian Real	DB	6,032,168	2/2/2016	1,569,733	1,507,482	62,251
Chilean Peso	RBS	507,793,189	1/11/2016 - 1/15/2016	718,838	715,867	2,971
Chilean Peso	HSBC	169,503,819	1/12/2016	239,000	238,981	19
Chinese Yuan	HSBC	7,843,408	3/16/2016 - 9/1/2016	1,192,000	1,197,733	(5,733)
Chinese Yuan	SB	10,093,859	3/16/2016 - 9/1/2016	1,550,924	1,539,765	11,159
Chinese Yuan	CITI	7,877,541	3/16/2016 - 9/1/2016	1,199,003	1,205,828	(6,825)
Chinese Yuan	BB	6,529,181	9/1/2016	980,358	995,856	(15,498)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales - continued
Chinese Yuan	JPM	7,831,630	3/16/2016 - 9/1/2016	$1,196,000	$1,195,954	$46
Chinese Yuan	BOA	1,972,229	3/16/2016	299,000	302,252	(3,252)
Chinese Yuan	WBC	3,912,665	9/1/2016	596,000	596,775	(775)
Chinese Yuan	DB	10,008,638	3/16/2016 - 9/1/2016	1,510,054	1,527,993	(17,939)
Colombian Peso	DB	821,582,818	1/21/2016	245,434	258,579	(13,145)
Colombian Peso	RBS	707,853,954	1/19/2016	213,000	222,803	(9,803)
Czech Republic Korun	ML	6,397,559	3/16/2016	256,312	258,278	(1,966)
Euro	CITI	17,689,695	2/10/2016 - 3/16/2016	19,290,650	19,245,569	45,081
Euro	RBS	286,000	3/16/2016	304,189	311,367	(7,178)
Hong Kong Dollar	BB	1,855,000	1/22/2016	239,383	239,412	(29)
Hungarian Forint	BNP	62,607,788	3/16/2016	216,413	216,145	268
Indonesian Rupiah	DB	7,702,000,305	1/4/2016 - 1/11/2016	554,663	557,741	(3,078)
Indonesian Rupiah	JPM	10,131,888,333	1/22/2016 - 2/19/2016	710,045	728,598	(18,553)
Indonesian Rupiah	BB	4,147,800,000	2/17/2016	287,642	297,613	(9,971)
Indonesian Rupiah	HSBC	11,443,607,189	1/4/2016 - 1/19/2016	823,861	828,218	(4,357)
Indonesian Rupiah	MSC	4,064,940,000	1/19/2016	291,561	293,602	(2,041)
Israel Shekel	BB	1,015,282	3/16/2016	263,224	261,501	1,723
Malaysian Ringgit	HSBC	1,288,177	1/4/2016	303,000	299,974	3,026
Malaysian Ringgit	BNP	2,576,354	1/4/2016 - 1/8/2016	599,836	599,892	(56)
Mexican Peso	RBS	5,086,201	3/16/2016	296,000	293,661	2,339
Mexican Peso	CITI	22,097,123	2/5/2016	1,292,615	1,279,362	13,253
Mexican Peso	BB	49,245,952	1/21/2016 - 2/25/2016	2,952,383	2,848,614	103,769
Mexican Peso	MSC	12,658,973	2/4/2016 - 3/16/2016	753,517	732,138	21,379
Mexican Peso	BOA	28,977,353	1/28/2016 - 3/10/2016	1,714,973	1,675,240	39,733
Mexican Peso	JPM	20,198,250	3/3/2016	1,210,237	1,167,343	42,894
New Taiwan Dollar	BNP	28,048,964	1/8/2016 - 1/29/2016	862,445	854,184	8,261
New Taiwan Dollar	JPM	22,106,585	2/4/2016	675,836	673,396	2,440
New Taiwan Dollar	BOA	29,455,499	1/11/2016 - 1/19/2016	896,137	896,986	(849)
New Taiwan Dollar	WBC	14,506,231	1/8/2016 - 2/4/2016	445,092	441,751	3,341
New Taiwan Dollar	HSBC	32,183,761	1/21/2016	980,834	980,142	692
Polish Zloty	UBS	1,178,535	3/16/2016	294,990	300,567	(5,577)
Polish Zloty	BOA	1,192,191	3/16/2016	300,300	304,049	(3,749)
Russian Ruble	JPM	59,041,214	1/19/2016	829,000	805,542	23,458
Russian Ruble	CSFB	41,288,401	1/12/2016 - 1/14/2016	602,000	564,042	37,958
Russian Ruble	MSC	21,077,550	1/12/2016	300,000	288,003	11,997
Russian Ruble	HSBC	33,037,772	1/12/2016 - 1/22/2016	483,895	451,167	32,728
Singapore Dollar	BOA	1,261,260	3/16/2016	892,896	887,913	4,983
Singapore Dollar	HSBC	1,261,304	3/16/2016	890,846	887,944	2,902
South African Rand	BB	4,649,201	3/16/2016	300,000	296,675	3,325
South Korean Won	BOA	820,812,194	1/14/2016	692,084	699,925	(7,841)
South Korean Won	BNP	961,208,720	1/14/2016	827,280	819,645	7,635
South Korean Won	UBS	2,089,474,175	1/8/2016 - 1/22/2016	1,777,569	1,781,728	(4,159)
South Korean Won	WBC	581,969,167	1/15/2016	512,988	496,254	16,734
South Korean Won	CITI	581,835,875	1/15/2016	512,834	496,140	16,694
South Korean Won	JPM	594,536,235	1/15/2016	512,682	506,970	5,712
Turkish Lira	BB	2,905,936	3/16/2016	969,615	975,441	(5,826)
Total Sales				$63,950,547	$63,487,623	$462,924
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$19,181

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Counterparty
BOA	-	Bank of America
BB	-	Barclays Bank
BNP	-	BNP Paribas
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
ML	-	Merrill Lynch
MSC	-	Morgan Stanley & Company
RBC	-	The Royal Bank of Canada
RBS	-	The Royal Bank of Scotland
SB	-	Standard Bank plc
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.
WBC	-	Westpac Banking Corporation

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	832,453
Total Foreign Exchange Contracts		832,453
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$27,220
Total Interest Rate Contracts		27,220
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	71,296
Total Equity Contracts		71,296

Total Asset Derivatives		$930,969

Liability Derivatives
Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	813,272
Total Foreign Exchange Contracts		813,272
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	300,517
Total Interest Rate Contracts		300,517
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	15,894
Total Equity Contracts		15,894

Total Liability Derivatives		$1,129,683

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(165,313)
Total Equity Contracts		(165,313)
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	3,290,285
Total Foreign Exchange Contracts		3,290,285
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	457,149
Total Interest Rate Contracts		457,149

Total		$3,582,121

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(608,150)
Total Foreign Exchange Contracts		(608,150)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(144,911)
Total Interest Rate Contracts		(144,911)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	7,315
Total Equity Contracts		7,315

Total		($745,746)

The following table presents Partner Worldwide Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$7,141,202	0.4%	N/A	N/A
Interest Rate Contracts	81,409,395	4.9	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$107,241,902	6.5%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Collateral Investment	$26,312,891	$494,531,181	$502,378,188	18,465,884	$18,465,884	$629,453
Cash Management Trust-Short Term Investment	24,293,781	402,391,080	409,362,814	17,322,047	17,322,047	28,853
Total Value and Income Earned	$50,606,672				$35,787,931	$658,306

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (97.9%)	Value
Consumer Discretionary (13.4%)
2,100	Amazon.com, Inc.[a]	$1,419,369
12,500	Delphi Automotive plc	1,071,625
10,200	Dollar General Corporation	733,074
11,800	Harley-Davidson, Inc.	535,602
11,280	Home Depot, Inc.	1,491,780
22,150	Jarden Corporation[a]	1,265,208
4,000	Mohawk Industries, Inc.[a]	757,560
23,820	Service Corporation International	619,797
6,700	Signet Jewelers, Ltd.	828,723
6,600	Time Warner Cable, Inc.	1,224,894
17,000	Time Warner, Inc.	1,099,390
7,560	Wyndham Worldwide Corporation	549,234

	Total	11,596,256

Consumer Staples (8.5%)
5,500	Constellation Brands, Inc.	783,420
14,900	CVS Health Corporation	1,456,773
7,800	Edgewell Personal Care Company	611,286
11,550	Estee Lauder Companies, Inc.	1,017,093
5,900	Monster Beverage Corporation[a]	878,864
12,500	Pinnacle Foods, Inc.	530,750
28,200	Reynolds American, Inc.	1,301,430
19,100	WhiteWave Foods Company[a]	743,181

	Total	7,322,797

Energy (5.7%)
17,630	Hess Corporation	854,702
15,540	Marathon Petroleum Corporation	805,594
27,850	Occidental Petroleum Corporation	1,882,939
20,400	Schlumberger, Ltd.	1,422,900

	Total	4,966,135

Financials (17.7%)
14,000	Aflac, Inc.	838,600
76,480	Bank of America Corporation	1,287,158
39,100	Boston Private Financial Holdings, Inc.	443,394
9,700	Boston Properties, Inc.	1,237,138
15,220	Capital One Financial Corporation	1,098,580
27,600	CBRE Group, Inc.[a]	954,408
31,600	Citigroup, Inc.	1,635,300
18,500	Discover Financial Services	991,970
4,600	Goldman Sachs Group, Inc.	829,058
19,000	Hartford Financial Services Group, Inc.	825,740
24,200	Invesco, Ltd.	810,216
66,400	KeyCorp	875,816
8,900	Mid-America Apartment Communities, Inc.	808,209
14,800	Nasdaq, Inc.	860,916
111,160	Regions Financial Corporation	1,067,136
8,670	Reinsurance Group of America, Inc.	741,718

	Total	15,305,357

Health Care (15.0%)
11,100	Aetna, Inc.	1,200,132
17,710	Air Methods Corporation[a]	742,580
22,700	Akorn, Inc.[a]	846,937
5,000	Alexion Pharmaceuticals, Inc.[a]	953,750
9,190	BioMarin Pharmaceutical, Inc.[a]	962,744
5,900	C.R. Bard, Inc.	1,117,696
18,690	Endo International plc[a]	1,144,202
14,290	HCA Holdings, Inc.[a]	966,433
19,460	Medivation, Inc.[a]	940,696
3,700	Shire Pharmaceuticals Group plc ADR	758,500
12,300	Teva Pharmaceutical Industries, Ltd. ADR	807,372
4,500	Valeant Pharmaceuticals International, Inc.[a]	457,425
9,200	Vertex Pharmaceuticals, Inc.[a]	1,157,636
35,554	Wright Medical Group NVa	859,696

	Total	12,915,799

Industrials (10.3%)
7,720	Alaska Air Group, Inc.	621,537
19,450	Danaher Corporation	1,806,516
9,220	FedEx Corporation	1,373,688
8,390	Genesee & Wyoming, Inc.[a]	450,459
12,610	IDEX Corporation	966,052
22,100	Ingersoll-Rand plc	1,221,909
12,490	Manpower, Inc.	1,052,782
9,910	US Airways Group, Inc.	419,689
9,150	WABCO Holdings, Inc.[a]	935,679

	Total	8,848,311

Information Technology (19.8%)
14,470	Adobe Systems, Inc.[a]	1,359,312
3,740	Alphabet, Inc., Class Aa	2,909,757
13,100	Analog Devices, Inc.	724,692
16,840	Apple, Inc.	1,772,578
7,200	Avago Technologies, Ltd.	1,045,080
9,280	Cavium, Inc.[a]	609,789
19,120	Facebook, Inc.[a]	2,001,099
41,900	Gogo, Inc.[a,b]	745,820
7,600	Imperva, Inc.[a]	481,156
16,240	Monolithic Power Systems, Inc.	1,034,650
8,100	NXP Semiconductors NVa	682,425
31,380	Oracle Corporation	1,146,312
20,900	PayPal Holdings, Inc.[a]	756,580
16,100	QLIK Technologies, Inc.[a]	509,726
16,100	Salesforce.com, Inc.[a]	1,262,240

	Total	17,041,216

Materials (2.5%)
12,400	Dow Chemical Company	638,352
7,930	Eagle Materials, Inc.	479,210
5,100	Ecolab, Inc.	583,338
9,320	Rock-Tenn Company	425,178

	Total	2,126,078

Telecommunications Services (2.1%)
8,110	SBA Communications Corporation[a]	852,118
24,010	T-Mobile US, Inc.[a]	939,271

	Total	1,791,389

Utilities (2.9%)
13,000	American Electric Power Company, Inc.	757,510
11,340	Atmos Energy Corporation	714,874
19,200	PG&E Corporation	1,021,248

	Total	2,493,632

	Total Common Stock (cost $78,628,017)	84,406,970

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Collateral Held for Securities Loaned (0.9%)	Value
786,450	Thrivent Cash Management Trust	$786,450

	Total Collateral Held for Securities Loaned (cost $786,450)	786,450

Shares or Principal Amount	Short-Term Investments (2.1%)[c]
	Thrivent Cash Management Trust
1,773,740	0.220%	1,773,740

	Total Short-Term Investments (at amortized cost)	1,773,740

	Total Investments (cost $81,188,207) 100.9%	$86,967,160

	Other Assets and Liabilities, Net (0.9%)	(752,058)

	Total Net Assets 100.0%	$86,215,102

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner All Cap Portfolio as of December 31, 2015:

Securities Lending Transactions
Common Stock	$745,820

Total lending	$745,820
Gross amount payable upon return of collateral for securities loaned	$786,450

Net amounts due to counterparty	$40,630

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,740,519
Gross unrealized depreciation	(3,027,941)

Net unrealized appreciation (depreciation)	$5,712,578
Cost for federal income tax purposes	$81,254,582

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Partner All Cap Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	11,596,256	11,596,256	—	—
Consumer Staples	7,322,797	7,322,797	—	—
Energy	4,966,135	4,966,135	—	—
Financials	15,305,357	15,305,357	—	—
Health Care	12,915,799	12,915,799	—	—
Industrials	8,848,311	8,848,311	—	—
Information Technology	17,041,216	17,041,216	—	—
Materials	2,126,078	2,126,078	—	—
Telecommunications Services	1,791,389	1,791,389	—	—
Utilities	2,493,632	2,493,632	—	—
Collateral Held for Securities Loaned	786,450	786,450	—	—
Short-Term Investments	1,773,740	1,773,740	—	—

Total	$86,967,160	$86,967,160	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Partner All Cap Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Collateral Investment	$532,657	$9,865,025	$9,611,232	786,450	$786,450	$12,104
Cash Management Trust-Short Term Investment	1,141,464	23,717,394	23,085,118	1,773,740	1,773,740	1,617
Total Value and Income Earned	$1,674,121				$2,560,190	$13,721

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (92.8%)	Value
Consumer Discretionary (22.8%)
102,081	Amazon.com, Inc.[a]	$68,995,527
35,530	AutoZone, Inc.[a]	26,360,062
370,369	Comcast Corporation	20,899,923
306,800	Home Depot, Inc.	40,574,300
306,340	Las Vegas Sands Corporation	13,429,945
664,100	NIKE, Inc.	41,506,250
688,930	Starbucks Corporation	41,356,468

	Total	253,122,475

Energy (3.3%)
227,820	EOG Resources, Inc.	16,127,378
245,850	EQT Corporation	12,816,160
945,171	Weatherford International, Ltd.[a]	7,929,985

	Total	36,873,523

Financials (5.7%)
322,407	Citigroup, Inc.	16,684,562
91,878	Intercontinental Exchange, Inc.	23,544,657
344,509	J.P. Morgan Chase & Company	22,747,929

	Total	62,977,148

Health Care (17.5%)
663,799	Abbott Laboratories	29,811,213
140,856	Allergan plc[a]	44,017,500
502,249	Cerner Corporation[a]	30,220,322
368,822	Gilead Sciences, Inc.	37,321,098
447,292	Mylan NVa	24,185,079
225,339	Vertex Pharmaceuticals, Inc.[a]	28,354,406

	Total	193,909,618

Industrials (5.3%)
109,020	3M Company	16,422,773
504,170	Delta Air Lines, Inc.	25,556,377
195,211	Norfolk Southern Corporation	16,512,899

	Total	58,492,049

Information Technology (38.2%)
247,720	Alibaba Group Holding, Ltd. ADR[a,b]	20,132,204
54,973	Alphabet, Inc., Class Aa	42,769,544
52,662	Alphabet, Inc., Class Ca	39,964,138
616,460	Apple, Inc.	64,888,580
929,457	EMC Corporation	23,868,456
616,112	Facebook, Inc.[a]	64,482,282
173,320	MasterCard, Inc.	16,874,435
782,680	Microsoft Corporation	43,423,086
617,200	PayPal Holdings, Inc.[a]	22,342,640
395,409	Salesforce.com, Inc.[a]	31,000,066
708,180	Visa, Inc.	54,919,359

	Total	424,664,790

	Total Common Stock (cost $806,786,130)	1,030,039,603

	Collateral Held for Securities Loaned (0.9%)
10,560,850	Thrivent Cash Management Trust	10,560,850

	Total Collateral Held for Securities Loaned (cost $10,560,850)	10,560,850

Shares or Principal Amount	Short-Term Investments (7.3%)[c]
	Federal Home Loan Bank Discount Notes
200,000	0.108%, 1/4/2016[d]	199,998
	Federal Home Loan Mortgage Corporation Discount Notes
1,300,000	0.100%, 1/8/2016[d]	1,299,975
2,400,000	0.100%, 1/12/2016[d]	2,399,927
	Federal National Mortgage Association Discount Notes
2,500,000	0.070%, 1/8/2016[d]	2,499,966
	Thrivent Cash Management Trust
74,078,772	0.220%	74,078,772

	Total Short-Term Investments (at amortized cost)	80,478,638

	Total Investments (cost $897,825,618) 101.0%	$1,121,079,091

	Other Assets and Liabilities, Net (1.0%)	(11,428,737)

	Total Net Assets 100.0%	$1,109,650,354

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Growth Portfolio as of December 31, 2015:

Securities Lending Transactions
Common Stock	$10,240,020

Total lending	$10,240,020
Gross amount payable upon return of collateral for securities loaned	$10,560,850

Net amounts due to counterparty	$320,830

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$249,471,153
Gross unrealized depreciation	(26,289,921)

Net unrealized appreciation (depreciation)	$223,181,232

Cost for federal income tax purposes	$897,897,859

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Large Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	253,122,475	253,122,475	—	—
Energy	36,873,523	36,873,523	—	—
Financials	62,977,148	62,977,148	—	—
Health Care	193,909,618	193,909,618	—	—
Industrials	58,492,049	58,492,049	—	—
Information Technology	424,664,790	424,664,790	—	—
Collateral Held for Securities Loaned	10,560,850	10,560,850	—	—
Short-Term Investments	80,478,638	74,078,772	6,399,866	—

Total	$1,121,079,091	$1,114,679,225	$6,399,866	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,039,585	1,039,585	—	—

Total Asset Derivatives	$1,039,585	$1,039,585	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Growth Portfolio’s futures contracts held as of December 31, 2015. Investments totaling $4,399,893 were pledged as the initial margin deposit for these contracts.

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures Contracts	Long/(Short)	Date	Amount	Value	Gain/(Loss)
Eurex Euro STOXX 50 Index	1,210	March 2016	$41,986,378	$43,025,963	$1,039,585
Total Futures Contracts					$1,039,585

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,039,585
Total Equity Contracts		1,039,585

Total Asset Derivatives		$1,039,585

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,076,625
Total Equity Contracts		2,076,625

Total		$2,076,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2015

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(322,890)
Total Equity Contracts		(322,890)

Total		($322,890)

The following table presents Large Cap Growth Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

		Futures
		(Percentage
	Futures	of Average
Derivative Risk Category	(Notional)*	Net Assets)
Equity Contracts	$31,175,983	2.9%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Collateral Investment	$1,559,250	$346,662,605	$337,661,005	10,560,850	$10,560,850	$33,813
Cash Management Trust-Short Term Investment	50,516,790	172,824,033	149,262,051	74,078,772	74,078,772	51,311
Total Value and Income Earned	$52,076,040				$84,639,622	$85,124

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (97.2%)	Value
Consumer Discretionary (27.0%)
11,730	Amazon.com, Inc.[a]	$7,928,190
1,650	AutoZone, Inc.[a]	1,224,151
16,700	BorgWarner, Inc.	721,941
12,700	CarMax, Inc.[a]	685,419
1,550	Chipotle Mexican Grill, Inc.[a]	743,768
5,100	Delphi Automotive plc	437,223
5,630	Ferrari NVa	270,240
166	Flipkart, Ltd.*,a,b	23,612
36,200	Hanesbrands, Inc.	1,065,366
21,100	Hilton Worldwide Holdings, Inc.	451,540
4,100	Home Depot, Inc.	542,225
9,500	Las Vegas Sands Corporation	416,480
19,100	Lowe’s Companies, Inc.	1,452,364
10,900	Marriott International, Inc.	730,736
55,070	MGM Resorts International[a]	1,251,190
3,300	Netflix, Inc.[a]	377,454
19,600	NIKE, Inc.	1,225,000
2,990	Priceline Group, Inc.[a]	3,812,100
13,600	Ross Stores, Inc.	731,816
7,300	Royal Caribbean Cruises, Ltd.	738,833
15,000	Starbucks Corporation	900,450
5,400	Tesla Motors, Inc.[a,c]	1,296,054
11,500	Tractor Supply Company	983,250
16,200	Walt Disney Company	1,702,296

	Total	29,711,698

Consumer Staples (2.1%)
2,000	Costco Wholesale Corporation	323,000
8,200	CVS Health Corporation	801,714
14,500	Walgreens Boots Alliance, Inc.	1,234,748

	Total	2,359,462

Financials (5.3%)
14,800	American Tower Corporation	1,434,860
800	BlackRock, Inc.	272,416
9,000	Crown Castle International Corporation	778,050
4,200	Intercontinental Exchange, Inc.	1,076,292
35,100	Morgan Stanley	1,116,531
9,600	State Street Corporation	637,056
15,000	TD Ameritrade Holding Corporation	520,650

	Total	5,835,855

Health Care (21.4%)
12,600	Alexion Pharmaceuticals, Inc.[a]	2,403,450
10,967	Allergan plc[a]	3,427,188
9,400	Anthem, Inc.	1,310,736
2,910	Biogen, Inc.[a]	891,478
5,300	BioMarin Pharmaceutical, Inc.[a]	555,228
18,400	Bristol-Myers Squibb Company	1,265,736
13,800	Celgene Corporation[a]	1,652,688
6,000	CIGNA Corporation	877,980
14,340	Gilead Sciences, Inc.	1,451,065
5,300	Humana, Inc.	946,103
2,000	Illumina, Inc.[a]	383,890
7,800	Incyte Corporation[a]	845,910
2,900	Intuitive Surgical, Inc.[a]	1,583,864
6,900	McKesson Corporation	1,360,887
1,950	Regeneron Pharmaceuticals, Inc.[a]	1,058,596
11,400	UnitedHealth Group, Inc.	1,341,096
11,800	Valeant Pharmaceuticals International, Inc.[a]	1,199,470
8,100	Vertex Pharmaceuticals, Inc.[a]	1,019,223

	Total	23,574,588

Industrials (10.5%)
12,400	Boeing Company	1,792,916
7,300	Canadian Pacific Railway, Ltd.	931,480
33,500	Danaher Corporation	3,111,480
3,900	FedEx Corporation	581,061
11,625	Flowserve Corporation	489,180
1,000	IHS, Inc.[a]	118,430
6,500	Roper Industries, Inc.	1,233,635
10,600	United Continental Holdings, Inc.[a]	607,380
44,300	US Airways Group, Inc.	1,876,105
11,000	Wabtec Corporation	782,320

	Total	11,523,987

Information Technology (29.8%)
10,200	Akamai Technologies, Inc.[a]	536,826
11,872	Alibaba Group Holding, Ltd. ADR[a,c]	964,837
5,200	Alphabet, Inc., Class Aa	4,045,652
4,770	Alphabet, Inc., Class Ca	3,619,858
21,200	Apple, Inc.	2,231,512
3,480	ASML Holding NVc	308,920
30,400	Facebook, Inc.[a]	3,181,664
8,500	Fiserv, Inc.[a]	777,410
4,800	LinkedIn Corporation[a]	1,080,384
30,900	MasterCard, Inc.	3,008,424
66,300	Microsoft Corporation	3,678,324
15,800	Mobileye NVa	668,024
5,500	NetSuite, Inc.[a]	465,410
2,600	Palo Alto Networks, Inc.[a]	457,964
14,500	PayPal Holdings, Inc.[a]	524,900
14,600	Salesforce.com, Inc.[a]	1,144,640
7,600	ServiceNow, Inc.[a]	657,856
72,000	Tencent Holdings, Ltd.	1,409,759
11,500	VeriSign, Inc.[a,c]	1,004,640
39,000	Visa, Inc.	3,024,450

	Total	32,791,454

Materials (1.0%)
6,200	Ashland, Inc.	636,740
3,500	Martin Marietta Materials, Inc.	478,030

	Total	1,114,770

Telecommunications Services (0.1%)
2,800	T-Mobile US, Inc.[a]	109,536

	Total	109,536

	Total Common Stock (cost $68,871,287)	107,021,350

	Preferred Stock (0.6%)
Consumer Discretionary (0.6%)
2,943	AirBNB, Inc.*,a,b	273,977
7,282	Dropbox, Inc., Class A*,a,b	68,459
58	Flipkart, Ltd. Series A Preference Shares*,a,b	8,250
100	Flipkart, Ltd. Series C Preference Shares*,a,b	14,224
187	Flipkart, Ltd. Series E Preference Shares*,a,b	26,599
843	Flipkart, Ltd. Series G Preference Shares*,a,b	119,908

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Preferred Stock (0.6%)	Value
Consumer Discretionary (0.6%) - continued
760	Flipkart, Ltd. Series H Preference Shares*,[a,b]	$108,102

	Total	619,519

	Information Technology (<0.1%)
4,432	LivingSocial.com, Convertible*,a,b	0

	Total	0

	Total Preferred Stock (cost $541,385)	619,519

	Collateral Held for Securities Loaned (3.2%)
3,501,278	Thrivent Cash Management Trust	3,501,278

	Total Collateral Held for Securities Loaned (cost $3,501,278)	3,501,278

Shares or Principal Amount	Short-Term Investments (2.4%)[d]
	Thrivent Cash Management Trust
2,630,798	0.220%	2,630,798

	Total Short-Term Investments (at amortized cost)	2,630,798

	Total Investments (cost $75,544,748) 103.4%	$113,772,945

	Other Assets and Liabilities, Net (3.4%)	(3,699,295)

	Total Net Assets 100.0%	$110,073,650

a	Non-income producing security.
b	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
c	All or a portion of the security is on loan.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Partner Growth Stock Portfolio as of December 31, 2015 was $643,131 or 0.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2015.

Security	Acquisition Date	Cost
AirBNB, Inc.	4/16/2014	$119,818
Dropbox, Inc., Class A	11/7/2014	139,095
Flipkart, Ltd.	3/19/2015	18,924
Flipkart, Ltd. Series A Preference Shares	3/19/2015	6,612
Flipkart, Ltd. Series C Preference Shares	3/19/2015	11,400
Flipkart, Ltd. Series E Preference Shares	3/19/2015	21,318
Flipkart, Ltd. Series G Preference Shares	12/17/2014	100,958
Flipkart, Ltd. Series H Preference Shares	4/17/2015	108,102
LivingSocial.com, Convertible	11/18/2011	34,082

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Growth Stock Portfolio as of December 31, 2015:

Securities Lending Transactions
Common Stock	$3,415,772

Total lending	$3,415,772
Gross amount payable upon return of collateral for securities loaned	$3,501,278

Net amounts due to counterparty	$85,506

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$39,041,864
Gross unrealized depreciation	(1,257,130)

Net unrealized appreciation (depreciation)	$37,784,734

Cost for federal income tax purposes	$75,988,211

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Partner Growth Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	29,711,698	29,688,086	—	23,612
Consumer Staples	2,359,462	2,359,462	—	—
Financials	5,835,855	5,835,855	—	—
Health Care	23,574,588	23,574,588	—	—
Industrials	11,523,987	11,523,987	—	—
Information Technology	32,791,454	31,381,695	1,409,759	—
Materials	1,114,770	1,114,770	—	—
Telecommunications Services	109,536	109,536	—	—
Preferred Stock
Consumer Discretionary	619,519	—	—	619,519
Information Technology^	0	—	—	0
Collateral Held for Securities Loaned	3,501,278	3,501,278	—	—
Short-Term Investments	2,630,798	2,630,798	—	—

Total	$113,772,945	$111,720,055	$1,409,759	$643,131

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Collateral Investment	$2,334,117	$26,137,722	$24,970,561	3,501,278	$3,501,278	$6,557
Cash Management Trust-Short Term Investment	1,258,543	21,544,772	20,172,517	2,630,798	2,630,798	1,256
Total Value and Income Earned	$3,592,660				$6,132,076	$7,813

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (98.3%)	Value
Consumer Discretionary (10.0%)
587,100	Comcast Corporation	$33,130,053
167,890	Delphi Automotive plc	14,393,210
384,300	Discovery Communications, Inc., Class Aa,b	10,253,124
402,898	Harley-Davidson, Inc.	18,287,540
499,900	Lowe’s Companies, Inc.	38,012,396

	Total	114,076,323

Consumer Staples (6.1%)
406,820	CVS Health Corporation	39,774,791
108,100	Kimberly-Clark Corporation	13,761,130
180,759	Philip Morris International, Inc.	15,890,524

	Total	69,426,445

Energy (10.2%)
276,850	Cameron International Corporation[b]	17,496,920
387,925	Chevron Corporation	34,897,733
219,240	Columbia Pipeline Group, Inc.	4,384,800
254,700	Devon Energy Corporation	8,150,400
209,788	EOG Resources, Inc.	14,850,893
229,219	EQT Corporation	11,949,186
646,151	Marathon Oil Corporation	8,135,041
393,050	Southwestern Energy Company[a,b]	2,794,586
1,690,500	Weatherford International, Ltd.[b]	14,183,295

	Total	116,842,854

Financials (23.1%)
112,080	ACE, Ltd.	13,096,548
200,000	American International Group, Inc.	12,394,000
2,024,190	Bank of America Corporation	34,067,118
502,800	Blackstone Group, LP	14,701,872
197,150	Capital One Financial Corporation	14,230,287
411,250	Charles Schwab Corporation	13,542,462
836,850	Citigroup, Inc.	43,306,987
333,500	Comerica, Inc.	13,950,305
56,750	Intercontinental Exchange, Inc.	14,542,755
551,460	Invesco, Ltd.	18,462,881
581,420	MetLife, Inc.	28,030,258
626,610	Morgan Stanley	19,932,464
380,950	Synchrony Financial[b]	11,584,690
486,000	Zions Bancorporation	13,267,800

	Total	265,110,427

Health Care (14.3%)
124,450	Amgen, Inc.	20,201,968
327,991	Baxalta, Inc.	12,801,489
168,200	Express Scripts Holding Company[b]	14,702,362
330,590	Medtronic, Inc.	25,428,983
790,450	Merck & Company, Inc.	41,751,569
655,150	Pfizer, Inc.	21,148,242
329,900	Roche Holding AG ADR	11,371,653
140,397	UnitedHealth Group, Inc.	16,516,303

	Total	163,922,569

Industrials (8.9%)
153,100	Boeing Company	22,136,729
684,450	CSX Corporation	17,761,477
198,540	Honeywell International, Inc.	20,562,788
256,250	Ingersoll-Rand plc	14,168,062
76,700	Norfolk Southern Corporation	6,488,053
67,000	Rockwell Automation, Inc.	6,874,870
148,050	United Parcel Service, Inc.	14,246,852

	Total	102,238,831

Information Technology (16.6%)
25,300	Alphabet, Inc., Class Cb	19,199,664
1,908,740	Cisco Systems, Inc.	51,831,835
594,450	EMC Corporation	15,265,476
328,400	Intel Corporation	11,313,380
796,960	Microsoft Corporation	44,215,341
659,500	Oracle Corporation	24,091,535
450,240	Texas Instruments, Inc.	24,677,654

	Total	190,594,885

Materials (4.1%)
235,044	Albemarle Corporation	13,164,815
275,580	Dow Chemical Company	14,186,858
338,000	Mosaic Company	9,325,420
268,090	Nucor Corporation	10,804,027

	Total	47,481,120

Telecommunications Services (1.8%)
456,764	Verizon Communications, Inc.	21,111,632

	Total	21,111,632

Utilities (3.2%)
680,930	PG&E Corporation	36,218,667

	Total	36,218,667

	Total Common Stock (cost $923,964,971)	1,127,023,753

	Collateral Held for Securities Loaned (1.1%)
13,026,675	Thrivent Cash Management Trust	13,026,675

	Total Collateral Held for Securities Loaned (cost $13,026,675)	13,026,675

Shares or Principal Amount	Short-Term Investments (1.7%)[c]
	Thrivent Cash Management Trust
19,152,858	0.220%	19,152,858

	Total Short-Term Investments (at amortized cost)	19,152,858

	Total Investments (cost $956,144,504) 101.1%	$1,159,203,286

	Other Assets and Liabilities, Net (1.1%)	(12,185,088)

	Total Net Assets 100.0%	$1,147,018,198

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2015

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Value Portfolio as of December 31, 2015:

Securities Lending Transactions
Common Stock	$13,047,354

Total lending	$13,047,354
Gross amount payable upon return of collateral for securities loaned	$13,026,675

Net amounts due from counterparty	$(20,679)

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$243,262,693
Gross unrealized depreciation	(39,533,701)

Net unrealized appreciation (depreciation)	$203,728,992
Cost for federal income tax purposes	$955,474,294

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Large Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	114,076,323	114,076,323	—	—
Consumer Staples	69,426,445	69,426,445	—	—
Energy	116,842,854	116,842,854	—	—
Financials	265,110,427	265,110,427	—	—
Health Care	163,922,569	163,922,569	—	—
Industrials	102,238,831	102,238,831	—	—
Information Technology	190,594,885	190,594,885	—	—
Materials	47,481,120	47,481,120	—	—
Telecommunications Services	21,111,632	21,111,632	—	—
Utilities	36,218,667	36,218,667	—	—
Collateral Held for Securities Loaned	13,026,675	13,026,675	—	—
Short-Term Investments	19,152,858	19,152,858	—	—

Total	$1,159,203,286	$1,159,203,286	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Large Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Collateral Investment	$37,144,725	$171,184,817	$195,302,867	13,026,675	$13,026,675	$77,366
Cash Management Trust-Short Term Investment	20,638,983	115,315,715	116,801,840	19,152,858	19,152,858	14,385
Total Value and Income Earned	$57,783,708				$32,179,533	$91,751

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

			% of Net
Shares	Common Stock (80.4%)	Value	Assets
Consumer Discretionary (12.9%)
35,752	Amazon.com, Inc.[a]	$24,164,419	2.8%
25,540	AutoZone, Inc.[a]	18,948,381	2.2%
246,200	Comcast Corporation	13,893,066	1.6%
113,615	Las Vegas Sands Corporation	4,980,882	0.6%
407,370	Starbucks Corporation	24,454,421	2.8%
	Other Securities^	26,717,571	2.9%

	Total	113,158,740

Consumer Staples (6.9%)
91,170	CVS Health Corporation	8,913,691	1.0%
96,500	Imperial Tobacco Group plc	5,096,934	0.6%
108,360	Kimberly-Clark Corporation	13,794,228	1.6%
164,475	Philip Morris International, Inc.	14,458,997	1.7%
	Other Securities^	18,578,582	2.0%

	Total	60,842,432

Energy (7.3%)
216,170	Cameron International Corporation[a]	13,661,944	1.6%
142,229	Chevron Corporation	12,794,921	1.5%
285,070	Columbia Pipeline Group, Inc.	5,701,400	0.6%
108,430	EOG Resources, Inc.	7,675,760	0.9%
1,600,164	Weatherford International, Ltd.[a]	13,425,376	1.5%
	Other Securities^	11,163,145	1.2%

	Total	64,422,546

Financials (14.9%)
89,570	ACE, Ltd.	10,466,255	1.2%
41,000	Allianz SE	7,227,438	0.8%
225,134	Bank of America Corporation	3,789,005	0.4%
173,320	Blackstone Group, LP	5,067,877	0.6%
246,960	Citigroup, Inc.	12,780,180	1.5%
42,570	Intercontinental Exchange, Inc.	10,908,988	1.2%
255,760	Invesco, Ltd.	8,562,845	1.0%
345,249	J.P. Morgan Chase & Company	22,796,792	2.6%
43,600	Swiss Re AG	4,258,251	0.5%
134,730	Synchrony Financial[a]	4,097,139	0.5%
	Other Securities^	40,708,690	4.6%

	Total	130,663,460

Health Care (10.0%)
30,322	Allergan plc[a]	9,475,625	1.1%
26,800	Amgen, Inc.	4,350,444	0.5%
125,755	Cerner Corporation[a]	7,566,678	0.9%
30,500	Essilor International SA	3,801,417	0.4%
66,159	Gilead Sciences, Inc.	6,694,629	0.8%
368,670	Merck & Company, Inc.	19,473,149	2.2%
384,920	Pfizer, Inc.	12,425,218	1.4%
71,982	Vertex Pharmaceuticals, Inc.[a]	9,057,495	1.0%
	Other Securities^	15,484,715	1.7%

	Total	88,329,370

Industrials (8.0%)
125,530	Boeing Company	18,150,383	2.1%
258,070	Delta Air Lines, Inc.	13,081,568	1.5%
136,370	Norfolk Southern Corporation	11,535,538	1.3%
	Other Securities^	27,409,512	3.1%

	Total	70,177,001

Information Technology (13.7%)
24,244	Alphabet, Inc., Class Aa	18,862,074	2.2%
24,250	Alphabet, Inc., Class Ca	18,402,840	2.1%
306,198	Apple, Inc.	32,230,401	3.7%
187,750	Cisco Systems, Inc.	5,098,351	0.6%
476,130	EMC Corporation	12,227,018	1.4%
87,275	Facebook, Inc.[a]	9,134,201	1.1%
125,510	Salesforce.com, Inc.[a]	9,839,984	1.1%
	Other Securities^	14,285,511	1.5%

	Total	120,080,380

Materials (3.0%)
83,996	Albemarle Corporation	4,704,616	0.6%
146,250	Dow Chemical Company	7,528,950	0.9%
	Other Securities^	13,928,870	1.5%

	Total	26,162,436

Telecommunications Services (1.4%)
	Other Securities^	12,218,468	1.4%

	Total	12,218,468

Utilities (2.3%)
296,050	PG&E Corporation	15,746,899	1.8%
	Other Securities^	4,225,882	0.5%

	Total	19,972,781

	Total Common Stock (cost $569,456,606)	706,027,614

	Registered Investment Companies (0.5%)
Equity Funds/ETFs (0.5%)
77,940	iShares MSCI EAFE Index Fund	4,578,975	0.5%

	Total	4,578,975

	Total Registered Investment Companies (cost $4,695,137)	4,578,975

	Collateral Held for Securities Loaned (0.5%)
4,545,524	Thrivent Cash Management Trust	4,545,524	0.5%

	Total Collateral Held for Securities Loaned (cost $4,545,524)	4,545,524

Shares or Principal Amount	Short-Term Investments (19.1%)[b]
	Federal Home Loan Bank Discount Notes
15,000,000	0.180%, 1/27/2016	14,998,050	1.7%
10,000,000	0.190%, 1/28/2016	9,998,575	1.1%
400,000	0.100%, 1/4/2016[c]	399,997	0.1%
	Federal Home Loan Mortgage Corporation Discount Notes
6,100,000	0.082%, 1/8/2016[c]	6,099,902	0.7%
6,200,000	0.200%, 2/17/2016[c]	6,198,381	0.7%
800,000	0.100% - 0.100%, 1/6/2016 - 1/13/2016[c]	799,987	0.1%
	Thrivent Cash Management Trust
129,184,785	0.220%	129,184,785	14.7%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Shares or Principal Amount	Short-Term Investments (19.1%)[b]	Value	% of Net Assets
	Other Securities^	$99,996	<0.1%

	Total Short-Term Investments (at amortized cost)	167,779,673

	Total Investments (cost $746,476,940) 100.5%	$882,931,786

	Other Assets and Liabilities, Net (0.5%)	(4,016,456)

	Total Net Assets 100.0%	$878,915,330

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Portfolio as of December 31, 2015:

Securities Lending Transactions
Common Stock	$4,343,137

Total lending	$4,343,137
Gross amount payable upon return of collateral for securities loaned	$4,545,524

Net amounts due to counterparty	$202,387

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$154,069,423
Gross unrealized depreciation	(18,403,000)

Net unrealized appreciation (depreciation)	$135,666,423
Cost for federal income tax purposes	$747,265,363

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Large Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	113,158,740	86,441,169	26,717,571	—
Consumer Staples	60,842,432	37,166,916	23,675,516	—
Energy	64,422,546	59,645,703	4,776,843	—
Financials	130,663,460	78,469,081	52,194,379	—
Health Care	88,329,370	73,271,298	15,058,072	—
Industrials	70,177,001	42,767,489	27,409,512	—
Information Technology	120,080,380	108,504,823	11,575,557	—
Materials	26,162,436	12,233,566	13,928,870	—
Telecommunications Services	12,218,468	—	12,218,468	—
Utilities	19,972,781	15,746,899	4,225,882	—
Registered Investment Companies
Equity Funds/ETFs	4,578,975	4,578,975	—	—
Collateral Held for Securities Loaned	4,545,524	4,545,524	—	—
Short-Term Investments	167,779,673	129,184,785	38,594,888	—

Total	$882,931,786	$652,556,228	$230,375,558	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	3,389,566	3,389,566	—	—

Total Asset Derivatives	$3,389,566	$3,389,566	$—	$—

Liability Derivatives
Futures Contracts	9,189	9,189	—	—

Total Liability Derivatives	$9,189	$9,189	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Stock Portfolio’s futures contracts held as of December 31, 2015. Investments totaling $13,398,270 were pledged as the initial margin deposit for these contracts.

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures Contracts	Long/(Short)	Date	Amount	Value	Gain/(Loss)
Eurex Euro STOXX 50 Index	2,173	March 2016	$75,402,341	$77,268,939	$1,866,598
ICE mini MSCI EAFE Index	927	March 2016	77,188,602	78,711,570	1,522,968
S&P 500 Mini-Futures	(105)	March 2016	(10,676,660)	(10,685,849)	(9,189)
Total Futures Contracts					$3,380,377

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$3,389,566
Total Equity Contracts		3,389,566

Total Asset Derivatives		$3,389,566

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	9,189
Total Equity Contracts		9,189

Total Liability Derivatives		$9,189

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,930,611
Total Equity Contracts		3,930,611

Total		$3,930,611

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	753,324
Total Equity Contracts		753,324

Total		$753,324

The following table presents Large Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

		Futures
		(Percentage
	Futures	of Average
Derivative Risk Category	(Notional)*	Net Assets)
Equity Contracts	$231,128,330	26.5%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Large Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Collateral Investment	$7,610,288	$143,765,175	$146,829,939	4,545,524	$4,545,524	$170,581
Cash Management Trust-Short Term Investment	76,762,661	354,880,495	302,458,371	129,184,785	129,184,785	92,394
Total Value and Income Earned	$84,372,949				$133,730,309	$262,975

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

			% of Net
Shares	Common Stock (96.4%)	Value	Assets
Consumer Discretionary (12.6%)
10,820	Amazon.com, Inc.[a]	$7,313,130	1.4%
69,685	Comcast Corporation	3,932,325	0.8%
35,510	Home Depot, Inc.	4,696,197	0.9%
25,850	McDonald’s Corporation	3,053,919	0.6%
37,920	NIKE, Inc.	2,370,000	0.5%
41,700	Starbucks Corporation	2,503,251	0.5%
42,917	Walt Disney Company	4,509,718	0.9%
	Other Securities^	37,324,563	7.0%

	Total	65,703,103

Consumer Staples (9.7%)
55,150	Altria Group, Inc.	3,210,281	0.6%
109,800	Coca-Cola Company	4,717,008	0.9%
30,974	CVS Health Corporation	3,028,328	0.6%
40,970	PepsiCo, Inc.	4,093,722	0.8%
44,230	Philip Morris International, Inc.	3,888,259	0.7%
76,358	Procter & Gamble Company	6,063,589	1.2%
44,380	Wal-Mart Stores, Inc.	2,720,494	0.5%
	Other Securities^	22,931,213	4.4%

	Total	50,652,894

Energy (6.3%)
53,306	Chevron Corporation	4,795,408	0.9%
117,010	Exxon Mobil Corporation	9,120,929	1.8%
35,494	Schlumberger, Ltd.	2,475,706	0.5%
	Other Securities^	16,544,093	3.1%

	Total	32,936,136

Financials (15.8%)
291,520	Bank of America Corporation	4,906,282	0.9%
52,159	Berkshire Hathaway, Inc.[a]	6,887,074	1.3%
83,803	Citigroup, Inc.	4,336,805	0.8%
102,678	J.P. Morgan Chase & Company	6,779,828	1.3%
130,090	Wells Fargo & Company	7,071,692	1.4%
	Other Securities^	52,607,805	10.1%

	Total	82,589,486

Health Care (14.6%)
46,030	AbbVie, Inc.	2,726,817	0.5%
11,132	Allergan plc[a]	3,478,750	0.7%
21,420	Amgen, Inc.	3,477,109	0.7%
46,858	Bristol-Myers Squibb Company	3,223,362	0.6%
22,110	Celgene Corporation[a]	2,647,894	0.5%
27,130	Eli Lilly and Company	2,285,974	0.4%
40,610	Gilead Sciences, Inc.	4,109,326	0.8%
78,010	Johnson & Johnson	8,013,187	1.5%
39,329	Medtronic, Inc.	3,025,187	0.6%
79,023	Merck & Company, Inc.	4,173,995	0.8%
174,110	Pfizer, Inc.	5,620,271	1.1%
26,650	UnitedHealth Group, Inc.	3,135,106	0.6%
	Other Securities^	30,015,346	5.8%

	Total	75,932,324

Industrials (9.6%)
17,300	3M Company	2,606,072	0.5%
17,540	Boeing Company	2,536,109	0.5%
265,097	General Electric Company	8,257,772	1.6%
3,880	Precision Castparts Corporation	900,199	0.2%
	Other Securities^	35,963,971	6.8%

	Total	50,264,123

Information Technology (20.0%)
8,160	Alphabet, Inc., Class Aa	6,348,562	1.2%
8,309	Alphabet, Inc., Class Ca	6,305,534	1.2%
156,510	Apple, Inc.[b]	16,474,243	3.2%
141,850	Cisco Systems, Inc.	3,851,937	0.7%
63,840	Facebook, Inc.[a]	6,681,494	1.3%
131,730	Intel Corporation	4,538,098	0.9%
25,190	International Business Machines Corporation	3,466,648	0.7%
27,730	MasterCard, Inc.	2,699,793	0.5%
221,960	Microsoft Corporation	12,314,341	2.4%
89,447	Oracle Corporation	3,267,499	0.6%
54,550	Visa, Inc.	4,230,353	0.8%
	Other Securities^	33,867,275	6.5%

	Total	104,045,777

Materials (2.6%)
	Other Securities^	13,344,726	2.6%

	Total	13,344,726

Telecommunications Services (2.3%)
171,836	AT&T, Inc.	5,912,877	1.1%
114,666	Verizon Communications, Inc.	5,299,863	1.0%
	Other Securities^	977,085	0.2%

	Total	12,189,825

Utilities (2.9%)
	Other Securities^	15,023,012	2.9%

	Total	15,023,012

	Total Common Stock (cost $318,478,826)	502,681,406

	Collateral Held for Securities Loaned (0.4%)
1,894,887	Thrivent Cash Management Trust	1,894,887	0.4%

	Total Collateral Held for Securities Loaned (cost $1,894,887)	1,894,887

Shares or Principal Amount	Short-Term Investments (3.5%)[c]
	Thrivent Cash Management Trust
16,796,121	0.220%	16,796,121	3.2%
	Other Securities^	1,399,782	0.3%

	Total Short-Term Investments (at amortized cost)	18,195,903

	Total Investments (cost $338,569,616) 100.3%	$522,772,196

	Other Assets and Liabilities, Net (0.3%)	(1,593,137)

	Total Net Assets 100.0%	$521,179,059

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Index Portfolio as of December 31, 2015:

Securities Lending Transactions
Common Stock	$1,841,982

Total lending	$1,841,982
Gross amount payable upon return of collateral for securities loaned	$1,894,887

Net amounts due to counterparty	$52,905

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$181,963,464
Gross unrealized depreciation	(13,465,906)

Net unrealized appreciation (depreciation)	$168,497,558
Cost for federal income tax purposes	$354,274,638

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Large Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	65,703,103	65,703,103	—	—
Consumer Staples	50,652,894	50,647,097	—	5,797
Energy	32,936,136	32,936,136	—	—
Financials	82,589,486	82,589,486	—	—
Health Care	75,932,324	75,932,324	—	—
Industrials	50,264,123	50,264,123	—	—
Information Technology	104,045,777	104,045,777	—	—
Materials	13,344,726	13,344,726	—	—
Telecommunications Services	12,189,825	12,189,825	—	—
Utilities	15,023,012	15,023,012	—	—
Collateral Held for Securities Loaned	1,894,887	1,894,887	—	—
Short-Term Investments	18,195,903	16,796,121	1,399,782	—

Total	$522,772,196	$521,366,617	$1,399,782	$5,797

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	37,386	37,386	—	—

Total Liability Derivatives	$37,386	$37,386	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Index Portfolio’s futures contracts held as of December 31, 2015. Investments totaling $1,973,572 were pledged as the initial margin deposit for these contracts.

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures Contracts	Long/(Short)	Date	Amount	Value	Gain/(Loss)
S&P 500 Mini-Futures	176	March 2016	$17,948,906	$17,911,520	($37,386)
Total Futures Contracts					($37,386)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$37,386
Total Equity Contracts		37,386

Total Liability Derivatives		$37,386

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,212,881
Total Equity Contracts		1,212,881

Total		$1,212,881

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(557,232)
Total Equity Contracts		(557,232)

Total		($557,232)

The following table presents Large Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

		Futures
		(Percentage
	Futures	of Average
Derivative Risk Category	(Notional)*	Net Assets)
Equity Contracts	$20,506,598	4.2%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Large Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Collateral Investment	$2,392,432	$30,778,152	$31,275,697	1,894,887	$1,894,887	$24,254
Cash Management Trust-Short Term Investment	17,782,007	84,849,100	85,834,986	16,796,121	16,796,121	17,811
Total Value and Income Earned	$20,174,439				$18,691,008	$42,065

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (4.7%)	Value	% of Net Assets
Basic Materials (0.3%)
	Other Securities^	$2,348,612	0.3%

	Total	2,348,612

Communications Services (2.0%)
	Birch Communication Inc., Term Loan
$4,194,688	7.750%, 7/17/2020[a]	4,005,927	0.6%
	Cengage Learning Acquisitions, Term Loan
5,213,949	7.000%, 3/31/2020[a]	5,070,565	0.7%
	Other Securities^	4,980,003	0.7%

	Total	14,056,495

Consumer Cyclical (1.1%)
	Scientific Games International, Inc., Term Loan
4,999,500	6.000%, 10/1/2021[a]	4,542,396	0.6%
	Other Securities^	3,224,935	0.5%

	Total	7,767,331

Consumer Non-Cyclical (0.4%)
	Other Securities^	2,935,290	0.4%

	Total	2,935,290

Technology (0.9%)
	First Data Corporation, Term Loan
6,540,676	3.918%, 3/23/2018[a]	6,447,079	0.9%

	Total	6,447,079

	Total Bank Loans (cost $35,108,917)	33,554,807

Principal Amount	Long-Term Fixed Income (85.5%)
Asset-Backed Securities (0.4%)
	Other Securities^	2,488,324	0.4%

	Total	2,488,324

Basic Materials (3.2%)
	Other Securities^	22,486,773	3.2%

	Total	22,486,773

Capital Goods (8.3%)
	Berry Plastics Corporation
6,370,000	5.125%, 7/15/2023	6,194,825	0.9%
	Building Materials Corporation of America
3,990,000	6.000%, 10/15/2025[b]	4,069,800	0.6%
	Nortek, Inc.
3,640,000	8.500%, 4/15/2021	3,776,864	0.5%
	Silgan Holdings, Inc.
3,970,000	5.000%, 4/1/2020	4,039,475	0.6%
	United Rentals North America, Inc.
3,285,000	5.500% - 6.125%, 6/15/2023 - 7/15/2025	3,271,762	0.4%
	UR Financing Escrow Corporation
4,250,000	7.625%, 4/15/2022	4,541,975	0.6%
	Other Securities^	33,020,521	4.7%

	Total	58,915,222

Communications Services (15.4%)
	Altice Financing SA
1,870,000	6.500% - 6.625%, 1/15/2022 - 2/15/2023[b]	1,849,325	0.3%
	AMC Networks, Inc.
3,800,000	4.750%, 12/15/2022	3,800,000	0.5%
	Columbus International, Inc.
5,060,000	7.375%, 3/30/2021[b]	5,009,400	0.7%
	Eileme 2 AB
4,260,000	11.625%, 1/31/2020*	4,515,600	0.6%
	Frontier Communications Corporation
6,930,000	11.000%, 9/15/2025[b]	6,860,700	1.0%
1,230,000	10.500%, 9/15/2022[b]	1,225,388	0.2%
	Intelsat Jackson Holdings SA
5,970,000	7.250%, 10/15/2020	5,223,750	0.7%
	MDC Partners, Inc.
3,730,000	6.750%, 4/1/2020[b]	3,841,900	0.5%
	Numericable-SFR
6,300,000	6.000% - 6.250%, 5/15/2022 - 5/15/2024[b]	6,097,450	0.9%
	Sprint Communications, Inc.
10,325,000	9.000%, 11/15/2018[b]	10,867,062	1.5%
2,870,000	7.000%, 3/1/2020[b]	2,877,175	0.4%
	Sprint Corporation
7,215,000	7.625%, 2/15/2025	5,266,950	0.7%
	T-Mobile USA, Inc.
3,790,000	6.542%, 4/28/2020	3,951,075	0.6%
	Unitymedia Hessen GmbH & Company KG
5,100,000	5.500%, 1/15/2023[b]	5,087,250	0.7%
	Other Securities^	42,929,202	6.1%

	Total	109,402,227

Consumer Cyclical (13.6%)
	Choice Hotels International, Inc.
3,445,000	5.750%, 7/1/2022	3,686,150	0.5%
	Cinemark USA, Inc.
4,475,000	4.875%, 6/1/2023	4,363,125	0.6%
	LKQ Corporation
4,005,000	4.750%, 5/15/2023	3,754,687	0.5%
	Rite Aid Corporation
6,325,000	6.125% - 6.750%, 6/15/2021 - 4/1/2023[b]	6,585,937	1.0%
	Six Flags Entertainment Corporation
4,250,000	5.250%, 1/15/2021[b]	4,303,125	0.6%
	Other Securities^	74,054,322	10.4%

	Total	96,747,346

Consumer Non-Cyclical (11.6%)
	B&G Foods, Inc.
3,700,000	4.625%, 6/1/2021	3,663,000	0.5%
	Energizer Holdings, Inc.
4,240,000	5.500%, 6/15/2025[b]	3,985,600	0.6%
	Envision Healthcare Corporation
3,795,000	5.125%, 7/1/2022[b]	3,719,100	0.5%
	Grifols Worldwide Operations, Ltd.
4,395,000	5.250%, 4/1/2022	4,416,975	0.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (85.5%)	Value	% of Net Assets
Consumer Non-Cyclical (11.6%) - continued
	HCA, Inc.
$4,810,000	5.875%, 3/15/2022	$5,074,550	0.7%
3,705,000	5.375%, 2/1/2025	3,658,688	0.5%
8,690,000	3.750% - 6.500%, 3/15/2019 - 2/15/2026	8,923,852	1.3%
	JBS USA, LLC
4,705,000	5.750%, 6/15/2025[b]	4,093,350	0.6%
	MPH Acquisition Holdings, LLC
4,645,000	6.625%, 4/1/2022[b]	4,656,613	0.7%
	Revlon Consumer Products Corporation
4,760,000	5.750%, 2/15/2021[c]	4,605,300	0.6%
	TreeHouse Foods, Inc.
4,155,000	4.875%, 3/15/2022[c]	3,957,637	0.6%
	Valeant Pharmaceuticals International
5,245,000	5.500% - 7.250%, 7/15/2022 - 3/1/2023[b]	4,869,100	0.7%
	VPII Escrow Corporation
3,170,000	7.500%, 7/15/2021[b]	3,162,075	0.4%
	Other Securities^	24,024,775	3.3%

	Total	82,810,615

Energy (9.4%)
	Concho Resources, Inc.
4,740,000	6.500%, 1/15/2022	4,550,400	0.6%
	Laredo Petroleum, Inc.
4,330,000	5.625%, 1/15/2022	3,767,100	0.5%
	Noble Energy, Inc.
6,380,000	5.875%, 6/1/2024	6,104,926	0.9%
	Other Securities^	52,920,459	7.4%

	Total	67,342,885

Financials (8.8%)
	Ally Financial, Inc.
4,670,000	4.125%, 3/30/2020	4,646,650	0.7%
3,840,000	3.250% - 4.125%, 2/13/2018 - 2/13/2022	3,808,900	0.5%
	Argos Merger Sub, Inc.
3,705,000	7.125%, 3/15/2023[b]	3,673,507	0.5%
	CIT Group, Inc.
3,795,000	3.875%, 2/19/2019	3,776,025	0.5%
	Drawbridge Special Opportunities Fund, LP
3,785,000	5.000%, 8/1/2021[b]	3,671,450	0.5%
	Icahn Enterprises, LP
5,500,000	4.875%, 3/15/2019	5,450,500	0.8%
6,485,000	6.000%, 8/1/2020	6,539,474	0.9%
	Quicken Loans, Inc.
4,255,000	5.750%, 5/1/2025[b]	4,052,888	0.6%
	Other Securities^	26,773,910	3.8%

	Total	62,393,304

Industrials Other (0.5%)
	Other Securities^	3,826,100	0.5%

	Total	3,826,100

Technology (6.4%)
	Alliance Data Systems Corporation
6,880,000	5.375%, 8/1/2022[b]	6,553,200	0.9%
	CommScope Technologies Finance, LLC
4,775,000	6.000%, 6/15/2025[b]	4,595,938	0.7%
	Denali Borrower, LLC
5,680,000	5.625%, 10/15/2020[b]	5,949,800	0.8%
	NXP Funding, LLC
3,715,000	5.750%, 3/15/2023[b]	3,835,737	0.5%
	Sensata Technologies BV
4,870,000	4.875%, 10/15/2023[b]	4,736,075	0.7%
	Other Securities^	19,969,313	2.8%

	Total	45,640,063

Transportation (3.8%)
	American Airlines Pass Through Trust
3,689,325	5.600%, 7/15/2020[b]	3,763,112	0.5%
	Other Securities^	23,218,772	3.3%

	Total	26,981,884

Utilities (4.1%)
	Regency Energy Partners, LP
4,650,000	5.500%, 4/15/2023	4,181,141	0.6%
	Other Securities^	25,361,098	3.5%

	Total	29,542,239

	Total Long-Term Fixed Income (cost $671,072,784)	608,576,982

Shares	Preferred Stock (1.3%)
Financials (1.1%)
	Other Securities^	8,135,058	1.1%

	Total	8,135,058

Materials (0.2%)
	Other Securities^	1,182,154	0.2%

	Total	1,182,154

	Total Preferred Stock (cost $9,184,908)	9,317,212

	Common Stock (<0.1%)
Consumer Discretionary (<0.1%)
	Other Securities^	12	<0.1%

	Total	12

Financials (<0.1%)
	Other Securities^	59,373	<0.1%

	Total	59,373

	Total Common Stock (cost $6,579,196)	59,385

	Collateral Held for Securities Loaned (6.0%)
42,864,685	Thrivent Cash Management Trust	42,864,685	6.0%

	Total Collateral Held for Securities Loaned (cost $42,864,685)	42,864,685

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Shares or Principal Amount	Short-Term Investments (6.6%)[d]	Value	% of Net Assets
	Thrivent Cash Management Trust
46,291,200	0.220%	$46,291,200	6.5%
	Other Securities^	699,991	0.1%

	Total Short-Term Investments (at amortized cost)	46,991,191

	Total Investments (cost $811,801,681) 104.1%	$741,364,262

	Other Assets and Liabilities, Net (4.1%)	(29,230,750)

	Total Net Assets 100.0%	$712,133,512

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $268,723,399 or 37.7% of total net assets.
c	All or a portion of the security is on loan.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Portfolio as of December 31, 2015 was $19,370,906 or 2.7% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2015.

Security	Acquisition Date	Cost
Eileme 2 AB, 1/31/2020	1/19/2012	$4,179,060

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Portfolio as of December 31, 2015:

Securities Lending Transactions
Taxable Debt Security	$41,133,634

Total lending	$41,133,634
Gross amount payable upon return of collateral for securities loaned	$42,864,685

Net amounts due to counterparty	$1,731,051

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$6,132,129
Gross unrealized depreciation	(76,582,822)

Net unrealized appreciation (depreciation)	$(70,450,693)
Cost for federal income tax purposes	$811,814,955

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing High Yield Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	2,348,612	—	2,348,612	—
Communications Services	14,056,495	—	7,223,068	6,833,427
Consumer Cyclical	7,767,331	—	7,767,331	—
Consumer Non-Cyclical	2,935,290	—	2,935,290	—
Technology	6,447,079	—	6,447,079	—
Long-Term Fixed Income
Asset-Backed Securities	2,488,324	—	2,488,324	—
Basic Materials	22,486,773	—	22,486,773	—
Capital Goods	58,915,222	—	58,915,222	—
Communications Services	109,402,227	—	109,402,227	—
Consumer Cyclical	96,747,346	—	96,747,346	—
Consumer Non-Cyclical	82,810,615	—	82,810,615	—
Energy	67,342,885	—	67,342,885	—
Financials	62,393,304	—	62,393,304	—
Industrials Other	3,826,100	—	3,826,100	—
Technology	45,640,063	—	45,640,063	—
Transportation	26,981,884	—	26,981,884	—
Utilities	29,542,239	—	29,542,239	—
Preferred Stock
Financials	8,135,058	8,135,058	—	—
Materials	1,182,154	1,182,154	—	—
Common Stock
Consumer Discretionary	12	—	—	12
Financials	59,373	—	—	59,373
Collateral Held for Securities Loaned	42,864,685	42,864,685	—	—
Short-Term Investments	46,991,191	46,291,200	699,991	—

Total	$741,364,262	$98,473,097	$635,998,353	$6,892,812

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	707,345
Total Credit Contracts		707,345

Total		$707,345

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(266,087)
Total Credit Contracts		(266,087)

Total		($266,087)

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table presents High Yield Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

		Swaps
		(Percentage
	Swaps	of Average Net
Derivative Risk Category	(Notional)*	Assets)
Credit Contracts	$466,710	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in High Yield Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Collateral Investment	$55,520,434	$232,784,639	$245,440,388	42,864,685	$42,864,685	$260,173
Cash Management Trust-Short Term Investment	25,362,738	247,627,118	226,698,656	46,291,200	46,291,200	31,428
Total Value and Income Earned	$80,883,172				$89,155,885	$291,601

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (3.8%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$2,640,923	0.2%

	Total	2,640,923

Capital Goods (0.2%)
	Other Securities^	2,851,820	0.2%

	Total	2,851,820

Communications Services (1.5%)
	Other Securities^	19,580,338	1.5%

	Total	19,580,338

Consumer Cyclical (0.5%)
	Other Securities^	7,526,312	0.5%

	Total	7,526,312

Consumer Non-Cyclical (0.4%)
	Other Securities^	5,112,595	0.4%

	Total	5,112,595

Energy (0.1%)
	Other Securities^	1,226,528	0.1%

	Total	1,226,528

Financials (0.1%)
	Other Securities^	1,524,840	0.1%

	Total	1,524,840

Technology (0.4%)
	Other Securities^	5,055,418	0.4%

	Total	5,055,418

Transportation (0.2%)
	Other Securities^	2,973,500	0.2%

	Total	2,973,500

Utilities (0.2%)
	Other Securities^	2,414,965	0.2%

	Total	2,414,965

	Total Bank Loans (cost $54,298,009)	50,907,239

	Long-Term Fixed Income (89.8%)
Asset-Backed Securities (1.4%)
	Bayview Opportunity Master Fund Trust
$3,893,768	3.721%, 7/28/2035[a,b]	3,890,631	0.3%
	Other Securities^	15,197,119	1.1%

	Total	19,087,750

Basic Materials (3.2%)
	Other Securities^	42,755,876	3.2%

	Total	42,755,876

Capital Goods (1.6%)
	BAE Systems plc
3,880,000	4.750%, 10/11/2021[a]	4,129,663	0.3%
	Other Securities^	16,828,286	1.3%

	Total	20,957,949

Collateralized Mortgage Obligations (0.9%)
	Other Securities^	$11,966,929	0.9%

	Total	11,966,929

Commercial Mortgage-Backed Securities (0.6%)
	Other Securities^	8,004,445	0.6%

	Total	8,004,445

Communications Services (8.8%)
	CCO Safari II, LLC
4,370,000	4.464%, 7/23/2022[a]	4,354,749	0.3%
	Comcast Corporation
3,740,000	3.375%, 8/15/2025	3,786,271	0.3%
	NBCUniversal Media, LLC
3,510,000	4.375%, 4/1/2021	3,812,667	0.3%
	Omnicom Group, Inc.
4,245,000	4.450%, 8/15/2020	4,527,085	0.3%
	Time Warner Cable, Inc.
3,800,000	4.125%, 2/15/2021	3,880,089	0.3%
	Time Warner Entertainment Company, LP
3,620,000	8.375%, 3/15/2023	4,445,682	0.3%
	Verizon Communications, Inc.
3,830,000	3.450%, 3/15/2021	3,918,435	0.3%
4,030,000	3.500%, 11/1/2024	3,980,431	0.3%
5,854,000	4.272%, 1/15/2036	5,284,979	0.4%
3,200,000	6.550%, 9/15/2043	3,799,072	0.3%
5,457,000	4.522%, 9/15/2048	4,880,179	0.4%
3,277,000	2.625%, 2/21/2020	3,288,394	0.2%
	Other Securities^	68,159,162	5.1%

	Total	118,117,195

Consumer Cyclical (5.3%)
	American Honda Finance Corporation
4,400,000	3.875%, 9/21/2020[a]	4,660,304	0.4%
	Ford Motor Credit Company, LLC
5,000,000	4.134%, 8/4/2025	4,982,075	0.4%
9,345,000	1.594% - 4.250%, 5/9/2016 - 9/8/2024[c]	9,307,684	0.7%
	General Motors Company
3,150,000	5.000%, 4/1/2035	2,939,652	0.2%
	General Motors Financial Company, Inc.
10,870,000	3.200% - 4.375%, 7/13/2020 - 1/15/2025	10,589,755	0.8%
	Other Securities^	37,678,127	2.8%

	Total	70,157,597

Consumer Non-Cyclical (9.8%)
	Biogen, Inc.
3,740,000	3.625%, 9/15/2022	3,781,424	0.3%
	Boston Scientific Corporation
4,360,000	3.375%, 5/15/2022	4,301,166	0.3%
	Celgene Corporation
3,770,000	3.950%, 10/15/2020	3,956,396	0.3%
3,750,000	3.550%, 8/15/2022	3,786,454	0.3%
	Kraft Foods Group, Inc.
4,390,000	3.500%, 6/6/2022	4,438,053	0.3%
	Other Securities^	110,035,856	8.3%

	Total	130,299,349

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (89.8%)	Value	% of Net Assets
Energy (7.8%)
	Energy Transfer Partners, LP
$5,325,000	4.650%, 6/1/2021	$4,999,355	0.4%
3,700,000	4.050% - 6.125%, 3/15/2025 - 12/15/2045	3,019,527	0.3%
	Sunoco Logistics Partners Operations, LP
5,900,000	3.450% - 4.400%, 4/1/2021 - 1/15/2023	5,317,420	0.4%
	Other Securities^	91,065,608	6.7%

	Total	104,401,910

Financials (29.2%)
	Bank of America Corporation
3,840,000	1.656%, 3/22/2018[c]	3,852,319	0.3%
3,380,000	7.625%, 6/1/2019	3,915,115	0.3%
3,830,000	4.125%, 1/22/2024	3,955,815	0.3%
12,020,000	4.100% - 6.500%, 7/24/2023 - 10/23/2049[d]	12,405,086	0.9%
	Capital One Bank USA NA
5,425,000	2.250%, 2/13/2019	5,401,157	0.4%
	Citigroup, Inc.
4,370,000	4.400%, 6/10/2025	4,413,735	0.3%
	Credit Suisse Group Funding, Ltd.
4,400,000	3.750%, 3/26/2025[a]	4,256,050	0.3%
	GE Capital Trust I
4,500,000	6.375%, 11/15/2067	4,677,187	0.4%
	Goldman Sachs Group, Inc.
4,450,000	3.850%, 7/8/2024	4,541,047	0.3%
14,605,000	4.000% - 6.750%, 3/15/2020 - 5/22/2045	15,417,031	1.2%
	J.P. Morgan Chase & Company
14,290,000	3.375% - 6.750%, 5/1/2023 - 12/29/2049[d]	14,859,841	1.1%
	Lincoln National Corporation
4,150,000	4.000%, 9/1/2023	4,249,206	0.3%
	Merrill Lynch & Company, Inc.
3,050,000	6.875%, 4/25/2018	3,364,934	0.3%
	Morgan Stanley
21,015,000	4.000% - 6.625%, 4/1/2018 - 1/27/2045	22,296,165	1.7%
	Reinsurance Group of America, Inc.
3,815,000	4.700%, 9/15/2023	4,022,647	0.3%
	Santander Holdings USA, Inc.
4,990,000	2.650% - 4.500%, 4/17/2020 - 7/17/2025	4,987,724	0.4%
	Santander Issuances SA
2,750,000	5.179%, 11/19/2025	2,708,332	0.2%
	Santander UK Group Holdings plc
4,060,000	2.875% - 4.750%, 10/16/2020 - 9/15/2025[a,e]	4,016,427	0.3%
	Santander UK plc
960,000	5.000%, 11/7/2023[a]	999,313	0.1%
	Other Securities^	265,301,069	19.8%

	Total	389,640,200

Foreign Government (0.6%)
	Other Securities^	8,491,690	0.6%

	Total	8,491,690

Industrials Other (0.1%)
	Other Securities^	1,907,400	0.1%

	Total	1,907,400

Mortgage-Backed Securities (3.9%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
26,550,000	3.500%, 1/1/2046[f]	27,392,251	2.0%
12,937,500	4.000%, 1/1/2046[f]	13,690,099	1.0%
4,650,000	4.500%, 1/1/2046[f]	5,021,419	0.4%
	Other Securities^	6,271,118	0.5%

	Total	52,374,887

Technology (1.8%)
	Other Securities^	24,085,713	1.8%

	Total	24,085,713

Transportation (3.6%)
	British Airways plc
4,192,646	4.625%, 6/20/2024[a]	4,370,833	0.3%
	Burlington Northern Santa Fe, LLC
5,620,000	3.000% - 4.700%, 4/1/2025 - 9/1/2045	5,494,351	0.4%
	ERAC USA Finance, LLC
3,450,000	5.250%, 10/1/2020[a]	3,779,979	0.3%
	Other Securities^	33,957,462	2.6%

	Total	47,602,625

U.S. Government and Agencies (5.3%)
	U.S. Treasury Bonds
4,500,000	4.375%, 5/15/2041	5,678,964	0.4%
5,307,000	3.125%, 2/15/2042	5,479,684	0.4%
7,500,000	3.000%, 11/15/2045	7,477,440	0.6%
	U.S. Treasury Bonds, TIPS
2,670,644	0.625%, 1/15/2024	2,640,357	0.2%
	U.S. Treasury Notes
10,023,000	1.000%, 6/30/2019	9,857,390	0.8%
7,000,000	1.375%, 10/31/2020	6,876,408	0.5%
4,380,000	2.000%, 7/31/2022	4,368,196	0.3%
4,500,000	1.875%, 8/31/2022	4,448,147	0.3%
7,000,000	1.875%, 10/31/2022	6,911,408	0.5%
6,410,000	2.000%, 11/30/2022	6,374,944	0.5%
4,380,000	2.500%, 2/15/2045	3,929,854	0.3%
4,130,000	1.625% - 2.875%, 3/31/2018 - 7/31/2020	4,153,129	0.3%
	U.S. Treasury Notes, TIPS
2,019,787	0.625%, 7/15/2021	2,033,041	0.2%

	Total	70,228,962

U.S. Municipals (0.2%)
	Other Securities^	2,995,969	0.2%

	Total	2,995,969

Utilities (5.7%)
	Energy Transfer Equity, LP
1,870,000	5.500%, 6/1/2027	1,421,200	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (89.8%)	Value	% of Net Assets
Utilities (5.7%) - continued
	FirstEnergy Transmission, LLC
$3,830,000	4.350%, 1/15/2025[a]	$3,882,375	0.3%
	ITC Holdings Corporation
5,080,000	4.050%, 7/1/2023	5,218,862	0.4%
	MidAmerican Energy Holdings Company
4,450,000	3.750%, 11/15/2023	4,566,501	0.3%
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	3,551,758	0.3%
	Pennsylvania Electric Company
3,700,000	5.200%, 4/1/2020	3,944,403	0.3%
	Other Securities^	54,145,254	4.0%

	Total	76,730,353

	Total Long-Term Fixed Income (cost $1,218,017,052)	1,199,806,799

Shares	Preferred Stock (2.3%)
Financials (2.0%)
31,925	Countrywide Capital V, 7.000%	818,238	0.1%
95,940	Goldman Sachs Group, Inc.,
	5.500%[d]	2,483,886	0.2%
88,200	Morgan Stanley, 7.125%[d]	2,522,520	0.2%
	Other Securities^	20,756,480	1.5%

	Total	26,581,124

Materials (0.2%)
	Other Securities^	2,088,227	0.2%

	Total	2,088,227

Utilities (0.1%)
	Other Securities^	1,358,000	0.1%

	Total	1,358,000

	Total Preferred Stock (cost $29,018,928)	30,027,351

	Collateral Held for Securities Loaned (2.1%)
28,613,386	Thrivent Cash Management Trust	28,613,386	2.1%

	Total Collateral Held for Securities Loaned (cost $28,613,386)	28,613,386

Shares or Principal Amount	Short-Term Investments (7.2%)[g]
	U.S. Treasury Bills
400,000	0.190%, 1/7/2016[h]	399,987	<0.1%
	Thrivent Cash Management Trust
94,638,205	0.220%	94,638,205	7.1%
	Other Securities^	1,399,955	0.1%

	Total Short-Term Investments (at amortized cost)	96,438,147

	Total Investments (cost $1,426,385,522) 105.2%	$1,405,792,922

	Other Assets and Liabilities, Net (5.2%)	(69,772,489)

	Total Net Assets 100.0%	$1,336,020,433

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $224,166,057 or 16.8% of total net assets.
b	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2015.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	All or a portion of the security is on loan.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	At December 31, 2015, $50,998 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

Income Portfolio held restricted securities as of December 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2015, the value of these investments was $7,537,811 or 0.6% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Portfolio as of December 31, 2015:

Securities Lending Transactions
Taxable Debt Security	$27,727,136

Total lending	$27,727,136
Gross amount payable upon return of collateral for securities loaned	$28,613,386

Net amounts due to counterparty	$886,250

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$26,186,314
Gross unrealized depreciation	(46,370,776)

Net unrealized appreciation (depreciation)	$(20,184,462)

Cost for federal income tax purposes	$1,425,977,384

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Income Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	2,640,923	—	2,640,923	—
Capital Goods	2,851,820	—	2,851,820	—
Communications Services	19,580,338	—	19,580,338	—
Consumer Cyclical	7,526,312	—	7,526,312	—
Consumer Non-Cyclical	5,112,595	—	4,391,752	720,843
Energy	1,226,528	—	838,603	387,925
Financials	1,524,840	—	1,524,840	—
Technology	5,055,418	—	5,055,418	—
Transportation	2,973,500	—	2,973,500	—
Utilities	2,414,965	—	2,414,965	—
Long-Term Fixed Income
Asset-Backed Securities	19,087,750	—	19,087,750	—
Basic Materials	42,755,876	—	42,755,876	—
Capital Goods	20,957,949	—	20,957,949	—
Collateralized Mortgage Obligations	11,966,929	—	11,966,929	—
Commercial Mortgage-Backed Securities	8,004,445	—	8,004,445	—
Communications Services	118,117,195	—	118,117,195	—
Consumer Cyclical	70,157,597	—	70,157,597	—
Consumer Non-Cyclical	130,299,349	—	130,299,349	—
Energy	104,401,910	—	104,401,910	—
Financials	389,640,200	—	389,640,200	—
Foreign Government	8,491,690	—	8,491,690	—
Industrials Other	1,907,400	—	1,907,400	—
Mortgage-Backed Securities	52,374,887	—	52,374,887	—
Technology	24,085,713	—	24,085,713	—
Transportation	47,602,625	—	47,602,625	—
U.S. Government and Agencies	70,228,962	—	70,228,962	—
U.S. Municipals	2,995,969	—	2,995,969	—
Utilities	76,730,353	—	76,730,353	—
Preferred Stock
Financials	26,581,124	24,271,357	2,309,767	—
Materials	2,088,227	2,088,227	—	—
Utilities	1,358,000	1,358,000	—	—
Collateral Held for Securities Loaned	28,613,386	28,613,386	—	—
Short-Term Investments	96,438,147	94,638,205	1,799,942	—

Total	$1,405,792,922	$150,969,175	$1,253,714,979	$1,108,768

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	703,138	703,138	—	—

Total Asset Derivatives	$703,138	$703,138	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table presents Income Portfolio’s futures contracts held as of December 31, 2015. Investments totaling $1,399,955 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	(595)	March 2016	($70,561,437)	($70,400,585)	$160,852
10-Yr. U.S. Treasury Bond Futures	(1,000)	March 2016	(126,114,090)	(125,906,250)	207,840
30-Yr. U.S. Treasury Bond Futures	506	March 2016	77,463,054	77,797,500	334,446
Total Futures Contracts					$703,138

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$703,138
Total Interest Rate Contracts		703,138

Total Asset Derivatives		$703,138

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(2,388,800)
Total Interest Rate Contracts		(2,388,800)

Total		($2,388,800)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(787,623)
Total Interest Rate Contracts		(787,623)

Total		($787,623)

The following table presents Income Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Interest Rate Contracts	$280,055,526	20.3%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Income Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust- Collateral Investment	$24,146,820	$204,663,352	$200,196,786	28,613,386	$28,613,386	$129,326
Cash Management Trust- Short Term Investment	70,366,639	375,058,888	350,787,322	94,638,205	94,638,205	72,801
Total Value and Income Earned	$94,513,459				$123,251,591	$202,127

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Asset-Backed Securities (1.9%)
	Conseco Financial Corporation
$5,307	6.330%, 11/1/2029	$5,407
	Credit Based Asset Servicing and Securitization, LLC
335,581	3.546%, 12/25/2036[a]	241,440
	First Horizon ABS Trust
324,647	0.582%, 10/25/2034[b,c]	293,694
	GMAC Mortgage Corporation Loan Trust
497,004	0.401%, 8/25/2035[b,c]	464,960
802,240	0.401%, 12/25/2036[b,c]	704,013
	IndyMac Seconds Asset-Backed Trust
333,871	0.762%, 10/25/2036[b,c]	209,626
	Preferred Term Securities XXIII, Ltd.
555,264	0.712%, 12/22/2036*,c	432,928
	Wachovia Asset Securitization, Inc.
692,718	0.562%, 7/25/2037*,b,c	591,325

	Total	2,943,393

Basic Materials (0.9%)
	Albemarle Corporation
150,000	3.000%, 12/1/2019	147,129
	Dow Chemical Company
27,000	7.375%, 11/1/2029	33,346
	Freeport-McMoRan, Inc.
250,000	3.550%, 3/1/2022	145,000
	Georgia-Pacific, LLC
360,000	2.539%, 11/15/2019[d]	357,929
250,000	3.734%, 7/15/2023[d]	252,890
	Glencore Funding, LLC
175,000	1.377%, 4/16/2018[c,d]	147,665
	Mosaic Company
400,000	4.250%, 11/15/2023	396,170

	Total	1,480,129

Capital Goods (0.7%)
	Lockheed Martin Corporation
290,000	1.850%, 11/23/2018	289,487
	Pentair Finance SA
200,000	3.625%, 9/15/2020	199,803
	Roper Industries, Inc.
300,000	1.850%, 11/15/2017	298,422
	Textron, Inc.
250,000	3.875%, 3/1/2025	245,120

	Total	1,032,832

Commercial Mortgage-Backed Securities (1.5%)
	Commercial Mortgage Pass-Through Certificates
462,188	5.306%, 12/10/2046	470,422
	Morgan Stanley Capital I
379,271	3.224%, 7/15/2049	382,554
	UBS Commercial Mortgage Trust
750,000	3.400%, 5/10/2045	763,727
	WFRBS Commercial Mortgage Trust
826,000	2.870%, 11/15/2045	818,066

	Total	2,434,769

Communications Services (1.4%)
	America Movil SAB de CV
300,000	1.502%, 9/12/2016[c]	299,996
	American Tower Corporation
100,000	2.800%, 6/1/2020	98,849
	British Sky Broadcasting Group plc
200,000	3.125%, 11/26/2022[d]	194,164
	CCO Safari II, LLC
211,000	3.579%, 7/23/2020[d]	209,736
211,000	4.464%, 7/23/2022[d]	210,264
	Crown Castle Towers, LLC
500,000	4.174%, 8/15/2017[d]	511,266
	DIRECTV Holdings, LLC
250,000	1.750%, 1/15/2018	249,006
	NBC Universal Enterprise, Inc.
250,000	1.662%, 4/15/2018[d]	250,067
	Verizon Communications, Inc.
250,000	3.000%, 11/1/2021	249,297

	Total	2,272,645

Consumer Cyclical (2.5%)
	Board of Trustees of The Leland Stanford Junior University
550,000	3.563%, 6/1/2044	514,345
	California Institute of Technology
325,000	4.700%, 11/1/2111	312,619
	CVS Health Corporation
150,000	2.250%, 8/12/2019	149,803
	Daimler Finance North America, LLC
250,000	1.044%, 8/3/2017[c,d]	249,708
27,000	8.500%, 1/18/2031	39,163
	Dartmouth College
250,000	3.760%, 6/1/2043	237,907
	Home Depot, Inc.
300,000	4.400%, 4/1/2021	330,366
	Macy’s Retail Holdings, Inc.
200,000	4.375%, 9/1/2023	199,214
	Massachusetts Institute of Technology
500,000	4.678%, 7/1/2114	515,875
	President and Fellows of Harvard College
500,000	3.619%, 10/1/2037	487,016
	Starbucks Corporation
200,000	3.850%, 10/1/2023	212,205
	Wal-Mart Stores, Inc.
327,000	7.550%, 2/15/2030	461,000
	Yale University
200,000	2.086%, 4/15/2019	201,696

	Total	3,910,917

Consumer Non-Cyclical (4.6%)
	Actavis Funding SCS
350,000	1.757%, 3/12/2020[c]	351,250
	Altria Group, Inc.
240,000	4.000%, 1/31/2024	248,636
	Amgen, Inc.
250,000	2.125%, 5/1/2020	246,591
	BAT International Finance plc
350,000	1.022%, 6/15/2018[c,d]	349,525

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Consumer Non-Cyclical (4.6%) - continued
	Bayer U.S. Finance, LLC
$250,000	2.375%, 10/8/2019[d]	$250,157
	Boston Scientific Corporation
300,000	6.000%, 1/15/2020	333,123
	Bunge Limited Finance Corporation
225,000	3.500%, 11/24/2020	223,748
	Cardinal Health, Inc.
195,000	1.950%, 6/15/2018	194,492
	Cargill, Inc.
325,000	4.100%, 11/1/2042[d]	296,328
	Celgene Corporation
195,000	3.550%, 8/15/2022	196,896
	Church & Dwight Company, Inc.
210,000	2.450%, 12/15/2019	208,903
	Dr Pepper Snapple Group, Inc.
250,000	2.700%, 11/15/2022	240,337
	Edwards Lifesciences Corporation
300,000	2.875%, 10/15/2018	303,481
	EMD Finance, LLC
300,000	0.876%, 3/17/2017[c,d]	299,080
	Fomento Economico Mexicano SAB de CV
200,000	2.875%, 5/10/2023	186,710
	Gilead Sciences, Inc.
200,000	2.550%, 9/1/2020	199,924
200,000	3.250%, 9/1/2022	201,386
	Imperial Tobacco Finance plc
250,000	3.750%, 7/21/2022[d]	251,001
	JM Smucker Company
225,000	2.500%, 3/15/2020	223,397
	Laboratory Corporation of America Holdings
255,000	2.625%, 2/1/2020	251,750
	McKesson Corporation
275,000	2.700%, 12/15/2022	261,830
	Mead Johnson Nutrition Company
200,000	3.000%, 11/15/2020	199,940
	Mylan NV
300,000	3.750%, 12/15/2020[d]	300,314
	PepsiCo, Inc.
200,000	1.850%, 4/30/2020	197,706
	Reynolds American, Inc.
150,000	3.250%, 6/12/2020	152,446
	Sanofi
250,000	1.250%, 4/10/2018	248,907
	Unilever Capital Corporation
300,000	2.200%, 3/6/2019	304,464
350,000	2.100%, 7/30/2020	348,509
	Zoetis, Inc.
225,000	3.450%, 11/13/2020	225,262

	Total	7,296,093

Energy (1.3%)
	Cameron International Corporation
150,000	1.400%, 6/15/2017	147,873
	El Paso Pipeline Partners Operating Company, LLC
325,000	4.700%, 11/1/2042	228,687
	Exxon Mobil Corporation
250,000	0.822%, 3/6/2022[c]	245,707
	Marathon Petroleum Corporation
250,000	3.400%, 12/15/2020	245,521
	Petro-Canada
150,000	6.800%, 5/15/2038	164,007
	Petroleos Mexicanos
285,000	2.378%, 4/15/2025	284,527
	Pioneer Natural Resources Company
216,000	3.450%, 1/15/2021	199,444
	Schlumberger Holdings Corporation
250,000	3.000%, 12/21/2020[d]	246,770
	Sunoco Logistics Partners Operations, LP
300,000	4.400%, 4/1/2021	290,721

	Total	2,053,257

Financials (8.9%)
	ABN AMRO Bank NV
300,000	2.450%, 6/4/2020[d]	297,424
	ACE INA Holdings, Inc.
350,000	2.875%, 11/3/2022	347,344
	Aflac, Inc.
250,000	2.400%, 3/16/2020	251,320
	American International Group, Inc.
200,000	2.300%, 7/16/2019	198,306
	American Tower Trust I
225,000	1.551%, 3/15/2018*	219,719
	AXA SA
27,000	8.600%, 12/15/2030	36,281
	Bank Nederlandse Gemeenten NV
500,000	1.750%, 3/24/2020[d,e]	495,665
	Bank of America Corporation
250,000	1.700%, 8/25/2017	249,285
	Bank of England
1,000,000	0.875%, 3/17/2017[d,e]	998,130
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
205,000	2.850%, 9/8/2021[d]	204,187
	Boston Properties, LP
300,000	3.125%, 9/1/2023	292,085
	Chubb Corporation
350,000	6.500%, 5/15/2038	452,653
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
50,000	4.625%, 12/1/2023	52,107
	Duke Realty, LP
250,000	3.875%, 10/15/2022	251,152
	European Investment Bank
500,000	1.250%, 5/15/2018	498,136
	Fifth Third Bancorp
200,000	2.875%, 10/1/2021	199,195
	Finnvera Oyj
400,000	2.375%, 6/4/2025[d]	387,036
	HCP, Inc.
250,000	4.000%, 12/1/2022	248,844
	HSBC Holdings plc
300,000	6.800%, 6/1/2038	373,425
	ING Bank NV
400,000	2.625%, 12/5/2022[d]	393,333
	J.P. Morgan Chase & Company
250,000	1.220%, 1/25/2018[c]	250,514
250,000	2.250%, 1/23/2020	245,945

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Financials (8.9%) - continued
	Liberty Mutual Group, Inc.
150,000	4.950%, 5/1/2022[d]	$158,998
200,000	4.250%, 6/15/2023[d]	203,214
	Lloyds Bank plc
365,000	1.038%, 3/16/2018[c]	363,068
	Marsh & McLennan Companies, Inc.
400,000	2.550%, 10/15/2018	403,810
	MassMutual Global Funding II
350,000	2.000%, 4/5/2017[d]	352,426
	MetLife, Inc.
200,000	4.368%, 9/15/2023	214,739
	Morgan Stanley
250,000	5.000%, 11/24/2025	265,387
	National Australia Bank, Ltd.
325,000	2.000%, 6/20/2017[d]	327,727
	New York Life Global Funding
350,000	1.550%, 11/2/2018[d]	347,149
	Nordea Bank AB
325,000	3.125%, 3/20/2017[d]	331,412
	North American Development Bank
400,000	2.300%, 10/10/2018	402,756
	PNC Financial Services Group, Inc.
325,000	2.854%, 11/9/2022	320,850
	Prudential Financial, Inc.
200,000	2.350%, 8/15/2019	199,054
	Realty Income Corporation
300,000	2.000%, 1/31/2018	300,171
	Reliance Standard Life Global Funding II
240,000	2.500%, 4/24/2019[d]	239,057
	Simon Property Group, LP
250,000	2.500%, 9/1/2020	250,193
	Standard Chartered plc
200,000	3.950%, 1/11/2023[d]	192,400
	Sumitomo Mitsui Financial Group, Inc.
250,000	4.436%, 4/2/2024[d]	256,840
	Svensk Exportkredit AB
500,000	1.750%, 8/28/2020	491,081
	Svenska Handelsbanken AB
125,000	1.625%, 3/21/2018	124,445
	Swedbank AB
300,000	1.750%, 3/12/2018[d]	298,293
	Synchrony Financial
215,000	3.000%, 8/15/2019	214,702
	Toronto-Dominion Bank
250,000	1.432%, 12/14/2020[c]	249,942
	UBS AG
250,000	1.303%, 3/26/2018[c]	249,537
	UnitedHealth Group, Inc.
165,000	3.350%, 7/15/2022	168,769
	Washington Mutual Bank
500,000	5.500%, 1/15/2013[f,g]	1
	Wells Fargo & Company
150,000	3.450%, 2/13/2023	150,353

	Total	14,018,460

Foreign Government (3.4%)
	Chile Government International Bond
350,000	3.875%, 8/5/2020	373,275
	Export Development Canada
150,000	0.750%, 12/15/2017	148,709
	Export-Import Bank of Korea
200,000	2.250%, 1/21/2020	196,930
	Hashemite Kingdom of Jordan
500,000	2.503%, 10/30/2020	512,513
	Inter-American Development Bank
500,000	3.000%, 10/4/2023	527,889
400,000	4.375%, 1/24/2044	468,906
	Kommunalbanken AS
495,000	1.500%, 10/22/2019[d]	488,919
	Kommuninvest I Sverige AB
300,000	1.000%, 10/24/2017[d]	298,426
	Mexico Government International Bond
100,000	3.500%, 1/21/2021	101,500
250,000	3.600%, 1/30/2025	243,625
	Poland Government International Bond
250,000	4.000%, 1/22/2024	263,000
	Province of Manitoba
600,000	1.300%, 4/3/2017	600,592
	Province of New Brunswick
125,000	2.750%, 6/15/2018	128,304
	Province of Quebec
400,000	7.500%, 7/15/2023	522,555
	Sweden Government International Bond
500,000	1.625%, 3/24/2020[d]	496,800

	Total	5,371,943

Mortgage-Backed Securities (29.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
71	6.500%, 3/1/2016	71
507	6.000%, 6/1/2016	510
491	6.000%, 9/1/2016	495
18,827	7.000%, 6/1/2017	19,277
18,902	5.500%, 12/1/2017	19,374
2,087,500	3.000%, 1/1/2031[h]	2,151,114
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
5,740	8.500%, 11/1/2025	6,005
459	8.000%, 1/1/2026	514
2,987,500	4.000%, 1/1/2046[h]	3,155,955
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
4,650,000	3.500%, 1/1/2030[h]	4,869,606
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,302	10.500%, 8/1/2020	1,418
1,034	8.000%, 12/1/2024	1,152
151	8.500%, 12/1/2025	151
1,190	8.000%, 9/1/2026	1,230
1,870	8.000%, 4/1/2030	2,320
14,245,000	3.500%, 1/1/2046[h]	14,696,897
11,062,500	4.000%, 1/1/2046[h]	11,706,027
8,400,000	4.500%, 1/1/2046[h]	9,070,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Mortgage-Backed Securities (29.1%) - continued
	Government National Mortgage Association 30-Yr. Pass Through
$3,013	7.500%, 3/15/2023	$3,024
1,795	9.000%, 9/15/2024	2,033
2,006	8.000%, 6/15/2025	2,067
594	8.000%, 9/15/2026	613
6,576	7.500%, 10/15/2027	6,745
7,771	7.500%, 11/15/2028	7,842
3,619	8.000%, 10/15/2030	4,115
2,902	7.500%, 1/15/2031	3,110

	Total	45,732,615

Technology (1.2%)
	Amphenol Corporation
200,000	2.550%, 1/30/2019	200,035
	Apple, Inc.
400,000	2.400%, 5/3/2023	389,747
	Automatic Data Processing, Inc.
150,000	2.250%, 9/15/2020	150,568
	Cisco Systems, Inc.
350,000	0.914%, 3/1/2019[c]	349,686
	Intel Corporation
140,000	3.100%, 7/29/2022	142,760
	Motorola Solutions, Inc.
250,000	3.500%, 3/1/2023	219,311
	Oracle Corporation
250,000	2.500%, 5/15/2022	245,378
	Texas Instruments, Inc.
200,000	1.750%, 5/1/2020	194,820

	Total	1,892,305

Transportation (0.8%)
	American Airlines Pass Through Trust
174,643	5.600%, 7/15/2020[d]	178,136
	Continental Airlines, Inc.
306,933	4.150%, 4/11/2024	314,914
	Delta Air Lines, Inc.
174,702	4.950%, 5/23/2019	183,437
	J.B. Hunt Transport Services, Inc.
220,000	3.300%, 8/15/2022	217,878
	TTX Company
300,000	4.125%, 10/1/2023*	312,840

	Total	1,207,205

U.S. Government and Agencies (38.1%)
	Federal Farm Credit Bank
400,000	2.210%, 8/1/2024	394,396
	Federal Home Loan Mortgage Corporation
1,000,000	1.250%, 8/1/2019	988,878
325,000	1.250%, 10/2/2019	320,570
350,000	6.750%, 3/15/2031	501,746
	Federal National Mortgage Association
190,000	1.750%, 11/26/2019	190,975
1,000,000	1.875%, 12/28/2020	999,458
1,300,000	2.625%, 9/6/2024	1,313,727
500,000	5.960%, 9/11/2028	658,494
100,000	6.250%, 5/15/2029	135,577
	Resolution Funding Corporation
200,000	8.125%, 10/15/2019	246,451
	Tennessee Valley Authority
350,000	5.250%, 9/15/2039	420,663
	U.S. Treasury Bonds
2,500,000	5.250%, 11/15/2028	3,266,308
500,000	5.375%, 2/15/2031	678,028
4,425,000	3.000%, 5/15/2042	4,452,311
	U.S. Treasury Notes
17,125,000	0.875%, 11/15/2017	17,065,456
150,000	1.500%, 10/31/2019	149,531
9,460,000	1.875%, 6/30/2020	9,526,144
1,000,000	2.000%, 7/31/2020	1,011,484
1,000,000	2.250%, 7/31/2021	1,018,750
1,000,000	2.125%, 9/30/2021	1,010,547
1,750,000	2.125%, 6/30/2022	1,759,023
2,825,000	1.625%, 8/15/2022	2,751,615
5,650,000	2.250%, 11/15/2024	5,647,130
4,800,000	3.625%, 2/15/2044	5,399,626

	Total	59,906,888

Utilities (3.4%)
	Ameren Corporation
225,000	2.700%, 11/15/2020	224,143
	American Electric Power Company, Inc.
300,000	1.650%, 12/15/2017	297,780
	Berkshire Hathaway Energy Company
200,000	2.400%, 2/1/2020	198,134
	CenterPoint Energy Houston Electric, LLC
400,000	5.600%, 7/1/2023	460,294
	Commonwealth Edison Company
275,000	5.900%, 3/15/2036	331,791
	DTE Energy Company
100,000	2.400%, 12/1/2019	99,576
	Eversource Energy
230,000	1.600%, 1/15/2018	227,570
	Exelon Generation Company, LLC
200,000	2.950%, 1/15/2020	199,281
	Kansas City Power & Light Company
250,000	3.150%, 3/15/2023	245,004
	National Rural Utilities Cooperative Finance Corporation
28,000	4.023%, 11/1/2032	27,543
	NiSource Finance Corporation
350,000	3.850%, 2/15/2023	356,797
	NSTAR Electric Company
325,000	2.375%, 10/15/2022	312,703
	PPL Capital Funding, Inc.
325,000	3.500%, 12/1/2022	327,411
	Public Service Company of Colorado
350,000	3.600%, 9/15/2042	319,148
	Public Service Electric And Gas Company
360,000	1.800%, 6/1/2019	356,293
	Sempra Energy
325,000	2.300%, 4/1/2017	326,890
265,000	2.400%, 3/15/2020	259,724
	Southern California Edison Company
155,000	2.400%, 2/1/2022	151,996
	Southern California Gas Company
325,000	3.750%, 9/15/2042	303,025

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Utilities (3.4%) - continued
	Xcel Energy, Inc.
$250,000	1.200%, 6/1/2017	$248,731

	Total	5,273,834

	Total Long-Term Fixed Income (cost $156,629,753)	156,827,285

Shares	Collateral Held for Securities Loaned (0.5%)
815,750	Thrivent Cash Management Trust	815,750

	Total Collateral Held for Securities Loaned (cost $815,750)	815,750

Shares or Principal Amount	Short-Term Investments (29.0%)[i]
	Thrivent Cash Management Trust
45,346,506	0.220%	45,346,506
	U.S. Treasury Bills
300,000	0.190%, 1/7/2016	299,991

	Total Short-Term Investments (at amortized cost)	45,646,497

	Total Investments (cost $203,092,000) 129.2%	$203,289,532

	Other Assets and Liabilities, Net (29.2%)	(45,995,999)

	Total Net Assets 100.0%	$157,293,533

a	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2015.
b	All or a portion of the security is insured or guaranteed.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $11,322,436 or 7.2% of total net assets.
e	All or a portion of the security is on loan.
f	Defaulted security. Interest is not being accrued.
g	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Bond Index Portfolio as of December 31, 2015 was $1,556,812 or 1.0% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2015.

Security	Acquisition Date	Cost
American Tower Trust I, 3/15/2018	3/6/2013	$225,000
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	555,264
TTX Company, 10/1/2023	9/19/2013	299,997
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	692,718

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Bond Index Portfolio as of December 31, 2015:

Securities Lending Transactions
Taxable Debt Security	$796,464

Total lending	$796,464
Gross amount payable upon return of collateral for securities loaned	$815,750

Net amounts due to counterparty	$19,286

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,219,630
Gross unrealized depreciation	(2,170,620)

Net unrealized appreciation (depreciation)	$49,010
Cost for federal income tax purposes	$203,240,522

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Bond Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	2,943,393	—	2,943,393	—
Basic Materials	1,480,129	—	1,480,129	—
Capital Goods	1,032,832	—	1,032,832	—
Commercial Mortgage-Backed Securities	2,434,769	—	2,434,769	—
Communications Services	2,272,645	—	2,272,645	—
Consumer Cyclical	3,910,917	—	3,910,917	—
Consumer Non-Cyclical	7,296,093	—	7,296,093	—
Energy	2,053,257	—	2,053,257	—
Financials	14,018,460	—	14,018,459	1
Foreign Government	5,371,943	—	5,371,943	—
Mortgage-Backed Securities	45,732,615	—	45,732,615	—
Technology	1,892,305	—	1,892,305	—
Transportation	1,207,205	—	1,207,205	—
U.S. Government and Agencies	59,906,888	—	59,906,888	—
Utilities	5,273,834	—	5,273,834	—
Collateral Held for Securities Loaned	815,750	815,750	—	—
Short-Term Investments	45,646,497	45,346,506	299,991	—

Total	$203,289,532	$46,162,256	$157,127,275	$1

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Bond Index Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust- Collateral Investment	$—	$826,250	$10,500	815,750	$815,750	$249
Cash Management Trust- Short Term Investment	43,462,896	41,583,190	39,699,580	45,346,506	45,346,506	38,522
Total Value and Income Earned	$43,462,896				$46,162,256	$38,771

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (3.4%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$770,835	0.1%

	Total	770,835

Capital Goods (0.3%)
	Other Securities^	2,565,455	0.3%

	Total	2,565,455

Communications Services (0.7%)
	Other Securities^	6,107,935	0.7%

	Total	6,107,935

Consumer Cyclical (1.0%)
	Other Securities^	8,032,405	1.0%

	Total	8,032,405

Consumer Non-Cyclical (0.4%)
	Other Securities^	3,056,546	0.4%

	Total	3,056,546

Energy (0.1%)
	Other Securities^	897,532	0.1%

	Total	897,532

Financials (0.2%)
	Other Securities^	1,481,642	0.2%

	Total	1,481,642

Technology (0.3%)
	Other Securities^	2,288,979	0.3%

	Total	2,288,979

Transportation (0.2%)
	Other Securities^	1,328,350	0.2%

	Total	1,328,350

Utilities (0.1%)
	Other Securities^	1,296,375	0.1%

	Total	1,296,375

	Total Bank Loans (cost $30,656,007)	27,826,054

	Long-Term Fixed Income (91.7%)
Asset-Backed Securities (13.9%)
	BA Credit Card Trust
$4,800,000	0.711%, 6/15/2021[a]	4,791,700	0.6%
	Betony CLO, Ltd.
3,425,000	1.831%, 4/15/2027*,a	3,387,875	0.4%
	Chase Issuance Trust
3,700,000	1.590%, 2/18/2020	3,699,485	0.5%
	Citibank Credit Card Issuance Trust
5,225,000	1.020%, 2/22/2019	5,212,482	0.6%
	Ford Credit Auto Owner Trust
3,575,000	2.260%, 11/15/2025[b]	3,603,838	0.4%
	Golden Credit Card Trust
7,200,000	0.581%, 2/15/2018[a,b]	7,198,218	0.9%
1,000,000	0.761%, 9/15/2018[a,b]	999,474	0.1%
	GoldenTree Loan Opportunities IX, Ltd.
3,750,000	1.804%, 10/29/2026*,a	3,708,644	0.5%
	Mortgage Equity Conversion Asset Trust
4,381,572	1.140%, 1/25/2042*,a	3,724,336	0.5%
4,433,200	0.810%, 2/25/2042*,a	3,768,220	0.5%
	OZLM VIII, Ltd.
3,760,000	1.755%, 10/17/2026*,a	3,716,914	0.4%
	SLM Student Loan Trust
4,345,650	0.942%, 3/25/2026[a]	4,289,858	0.5%
	World Financial Network Credit Card Master Trust
4,000,000	0.910%, 3/16/2020	3,996,788	0.5%
	World Omni Master Owner Trust
5,400,000	0.681%, 2/15/2018[a,b]	5,399,083	0.7%
	Other Securities^	56,354,632	6.8%

	Total	113,851,547

Basic Materials (0.8%)
	Other Securities^	6,603,355	0.8%

	Total	6,603,355

Capital Goods (0.7%)
	Other Securities^	5,875,982	0.7%

	Total	5,875,982

Collateralized Mortgage Obligations (11.4%)
	Alm Loan Funding CLO
3,760,000	1.745%, 10/17/2026*,a	3,718,462	0.4%
	Apidos CLO XVIII
3,775,000	1.732%, 7/22/2026*,a	3,745,143	0.5%
	Babson CLO, Ltd.
3,760,000	1.707%, 10/17/2026*,a	3,703,730	0.4%
	Birchwood Park CLO, Ltd.
3,760,000	1.761%, 7/15/2026*,a	3,719,485	0.4%
	BlueMountain CLO, Ltd.
3,760,000	1.801%, 10/15/2026*,a	3,726,100	0.5%
	Carlyle Global Market Strategies CLO, Ltd.
3,750,000	1.617%, 7/20/2023*,a	3,732,619	0.5%
3,750,000	1.821%, 10/15/2026*,a	3,721,936	0.5%
	Cent CLO 16, LP
3,760,000	1.579%, 8/1/2024*,a	3,745,307	0.5%
	Cent CLO 22, Ltd.
3,750,000	1.824%, 11/7/2026*,a	3,704,974	0.4%
	Countrywide Alternative Loan Trust
1,199,870	5.500% - 5.500%, 11/25/2035 - 2/25/2036	1,160,733	0.2%
	Countrywide Home Loans, Inc.
1,636,506	2.526%, 3/20/2036	1,409,951	0.2%
	Dryden 34 Senior Loan Fund CLO
3,760,000	1.751%, 10/15/2026*,a	3,718,446	0.4%
	Madison Park Funding XIV CLO, Ltd.
4,150,000	1.767%, 7/20/2026*,a	4,109,705	0.5%
	Octagon Investment Partners XX CLO, Ltd.
3,760,000	1.796%, 8/12/2026*,a	3,711,042	0.4%
	Symphony CLO VIII, Ltd.
3,678,677	1.419%, 1/9/2023*,a	3,664,863	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (91.7%)	Value	% of Net Assets
Collateralized Mortgage Obligations (11.4%) - continued
	Voya CLO 3, Ltd.
$3,760,000	1.740%, 7/25/2026*,a	$3,718,584	0.4%
	Wells Fargo Commercial Mortgage Trust
3,575,000	2.632%, 5/15/2048	3,601,546	0.4%
	Other Securities^	35,731,743	4.4%

	Total	94,344,369

Commercial Mortgage-Backed Securities (5.2%)
	Commercial Mortgage Pass- Through Certificates
5,000,000	1.326%, 6/8/2030[a,b]	4,993,928	0.6%
	Credit Suisse First Boston Mortgage Securities
4,460,000	5.542%, 1/15/2049	4,560,084	0.5%
	Federal National Mortgage Association
1,855,813	1.272%, 1/25/2017	1,855,884	0.2%
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
4,500,000	1.281%, 12/15/2028[a,b]	4,499,806	0.5%
6,193,844	5.429%, 12/12/2043	6,297,658	0.8%
	Other Securities^	20,783,812	2.6%

	Total	42,991,172

Communications Services (3.0%)
	Other Securities^	24,427,268	3.0%

	Total	24,427,268

Consumer Cyclical (1.0%)
	Other Securities^	8,540,217	1.0%

	Total	8,540,217

Consumer Non-Cyclical (6.4%)
	Unilever Capital Corporation
3,650,000	2.100%, 7/30/2020[c]	3,634,451	0.4%
	Other Securities^	49,072,691	6.0%

	Total	52,707,142

Energy (2.7%)
	Other Securities^	22,463,168	2.7%

	Total	22,463,168

Financials (18.5%)
	Bank of America Corporation
8,200,000	1.196% - 6.100%, 8/25/2017 - 12/29/2049[a,d]	8,183,525	0.9%
	Bank of America NA
2,000,000	5.300%, 3/15/2017	2,080,550	0.3%
	Bear Stearns Companies, LLC
2,500,000	6.400%, 10/2/2017	2,692,317	0.3%
	J.P. Morgan Chase & Company
4,000,000	1.220%, 1/25/2018[a]	4,008,228	0.5%
4,950,000	2.250% - 7.900%, 1/23/2020 - 4/29/2049[d]	4,938,519	0.6%
	Japan Bank for International Cooperation
4,000,000	1.750%, 7/31/2018	3,991,056	0.5%
	Metropolitan Life Global Funding I
3,250,000	3.650%, 6/14/2018[b]	3,383,042	0.4%
	Svensk Exportkredit AB
3,500,000	0.616%, 1/23/2017[a]	3,503,861	0.4%
	Wells Fargo & Company
5,280,000	1.002% - 5.875%, 1/30/2020 - 12/31/2049[a,d]	5,330,188	0.6%
	Other Securities^	114,457,500	14.0%

	Total	152,568,786

Foreign Government (0.9%)
	Kommunalbanken AS
3,500,000	1.500%, 10/22/2019[b]	3,457,006	0.4%
	Other Securities^	4,289,807	0.5%

	Total	7,746,813

Mortgage-Backed Securities (3.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,000,000	3.000%, 1/1/2031[e]	3,091,421	0.4%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,559,913	4.000% - 6.500%, 9/1/2037 - 1/1/2046[e]	3,806,820	0.5%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
8,350,000	3.500%, 1/1/2030[e]	8,744,345	1.1%
2,932,780	2.250%, 6/25/2025	2,977,125	0.4%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,541,297	2.069%, 1/1/2043[a]	3,627,836	0.4%
5,923,074	1.728%, 7/1/2043[a]	6,022,372	0.7%
1,189,308	5.196% - 5.559%, 9/1/2037 - 10/1/2037[a]	1,246,069	0.1%

	Total	29,515,988

Technology (2.0%)
	Other Securities^	16,143,475	2.0%

	Total	16,143,475

Transportation (1.7%)
	Other Securities^	14,075,905	1.7%

	Total	14,075,905

U.S. Government and Agencies (17.3%)
	Federal Home Loan Mortgage Corporation
500,000	1.250%, 8/1/2019	494,439	0.1%
	Federal National Mortgage Association
4,000,000	1.875%, 12/28/2020[c]	3,997,832	0.5%
	U.S. Treasury Bonds
8,000,000	5.375%, 2/15/2031	10,848,440	1.3%
2,200,000	3.000%, 5/15/2042	2,213,578	0.3%
	U.S. Treasury Bonds, TIPS
19,285,570	0.125%, 4/15/2019	19,172,325	2.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (91.7%)	Value	% of Net Assets
U.S. Government and Agencies (17.3%) - continued
	U.S. Treasury Notes
$12,350,000	1.500%, 10/31/2019	$12,311,406	1.5%
52,570,000	1.875%, 6/30/2020	52,937,570	6.4%
10,150,000	2.125%, 6/30/2022	10,202,333	1.2%
8,300,000	3.625%, 2/15/2044	9,336,853	1.1%
2,565,000	1.625%, 8/15/2022	2,498,369	0.3%
	U.S. Treasury Notes, TIPS
8,012,655	0.125%, 1/15/2022	7,764,655	1.0%
7,032,548	0.125%, 1/15/2023	6,742,730	0.8%
	Other Securities^	4,342,251	0.5%

	Total	142,862,781

Utilities (2.6%)
	Other Securities^	21,267,827	2.6%

	Total	21,267,827

	Total Long-Term Fixed Income (cost $769,511,286)	755,985,795

Shares	Preferred Stock (0.7%)
Financials (0.6%)
	Other Securities^	4,281,976	0.6%

	Total	4,281,976

Utilities (0.1%)
	Other Securities^	977,760	0.1%

	Total	977,760

	Total Preferred Stock (cost $5,184,100)	5,259,736

	Collateral Held for Securities Loaned (1.3%)
11,023,000	Thrivent Cash Management Trust	11,023,000	1.3%

	Total Collateral Held for Securities Loaned (cost $11,023,000)	11,023,000

Shares or Principal Amount	Short-Term Investments (5.7%)[f]
	Federal Home Loan Mortgage Corporation Discount Notes
1,900,000	0.060% - 0.200%, 1/5/2016 - 2/17/2016[g]	1,899,821	0.2%
	Thrivent Cash Management Trust
44,769,481	0.220%	44,769,481	5.5%

	Total Short-Term Investments (at amortized cost)	46,669,302

	Total Investments (cost $863,043,695) 102.8%	$846,763,887

	Other Assets and Liabilities, Net (2.8%)	(22,867,294)

	Total Net Assets 100.0%	$823,896,593

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $144,637,748 or 17.6% of total net assets.
c	All or a portion of the security is on loan.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Portfolio as of December 31, 2015 was $95,488,878 or 11.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2015.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$3,758,120
Apidos CLO XVIII, 7/22/2026	6/25/2014	3,765,563
Babson CLO, Ltd., 10/17/2026	8/15/2014	3,758,120
Betony CLO, Ltd., 4/15/2027	2/25/2015	3,425,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	3,760,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	3,756,203
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	3,750,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	3,750,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	3,760,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	3,750,000
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	3,760,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	3,746,250
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	4,145,020
Mortgage Equity Conversion Asset Trust, 2/25/2042	2/14/2007	4,433,200
Mortgage Equity Conversion Asset Trust, 1/25/2042	1/18/2007	4,381,572
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	3,760,000
OZLM VIII, Ltd., 10/17/2026	8/7/2014	3,738,568
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	3,678,677
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	3,754,360

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Portfolio as of December 31, 2015:

Securities Lending Transactions
Taxable Debt Security	$10,703,545

Total lending	$10,703,545
Gross amount payable upon return of collateral for securities loaned	$11,023,000

Net amounts due to counterparty	$319,455

Definitions:

CLO	-	Collateralized Loan Obligation
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,815,183
Gross unrealized depreciation	(20,905,364)

Net unrealized appreciation (depreciation)	$(16,090,181)

Cost for federal income tax purposes	$862,854,068

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Limited Maturity Bond Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	770,835	—	770,835	—
Capital Goods	2,565,455	—	2,565,455	—
Communications Services	6,107,935	—	5,442,041	665,894
Consumer Cyclical	8,032,405	—	8,032,405	—
Consumer Non-Cyclical	3,056,546	—	3,056,546	—
Energy	897,532	—	897,532	—
Financials	1,481,642	—	1,481,642	—
Technology	2,288,979	—	2,288,979	—
Transportation	1,328,350	—	1,328,350	—
Utilities	1,296,375	—	1,296,375	—
Long-Term Fixed Income
Asset-Backed Securities	113,851,547	—	106,358,991	7,492,556
Basic Materials	6,603,355	—	6,603,355	—
Capital Goods	5,875,982	—	5,875,982	—
Collateralized Mortgage Obligations	94,344,369	—	94,344,369	—
Commercial Mortgage-Backed Securities	42,991,172	—	42,991,172	—
Communications Services	24,427,268	—	24,427,268	—
Consumer Cyclical	8,540,217	—	8,540,217	—
Consumer Non-Cyclical	52,707,142	—	52,707,142	—
Energy	22,463,168	—	22,463,168	—
Financials	152,568,786	—	152,568,786	—
Foreign Government	7,746,813	—	7,746,813	—
Mortgage-Backed Securities	29,515,988	—	29,515,988	—
Technology	16,143,475	—	16,143,475	—
Transportation	14,075,905	—	14,075,905	—
U.S. Government and Agencies	142,862,781	—	142,862,781	—
Utilities	21,267,827	—	21,267,827	—
Preferred Stock
Financials	4,281,976	3,435,960	846,016	—
Utilities	977,760	977,760	—	—
Collateral Held for Securities Loaned	11,023,000	11,023,000	—	—
Short-Term Investments	46,669,302	44,769,481	1,899,821	—

Total	$846,763,887	$60,206,201	$778,399,236	$8,158,450

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	264,979	264,979	—	—

Total Asset Derivatives	$264,979	$264,979	$—	$—

Liability Derivatives
Futures Contracts	122,753	122,753	—	—

Total Liability Derivatives	$122,753	$122,753	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table presents Limited Maturity Bond Portfolio’s futures contracts held as of December 31, 2015. Investments totaling $1,699,822 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	215	March 2016	$46,776,604	$46,705,392	($71,212)
5-Yr. U.S. Treasury Bond Futures	(728)	March 2016	(86,333,993)	(86,137,186)	196,807
10-Yr. U.S. Treasury Bond Futures	(328)	March 2016	(41,365,422)	(41,297,250)	68,172
30-Yr. U.S. Treasury Bond Futures	(60)	March 2016	(9,214,502)	(9,225,000)	(10,498)
Ultra Long Term U.S. Treasury Bond Futures	(44)	March 2016	(6,941,207)	(6,982,250)	(41,043)
Total Futures Contracts					$142,226

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2015, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$264,979
Total Interest Rate Contracts		264,979

Total Asset Derivatives		$264,979

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	122,753
Total Interest Rate Contracts		122,753

Total Liability Derivatives		$122,753

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2015, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	41,221
Options Purchased	Net realized gains/(losses) on Investments	(153,206)
Total Equity Contracts		(111,985)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,932,049)
Total Interest Rate Contracts		(1,932,049)

Total		($2,044,034)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2015, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	563,742
Total Interest Rate Contracts		563,742

Total		$563,742

The following table presents Limited Maturity Bond Portfolio’s average volume of derivative activity during the period ended December 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	N/A	N/A	9
Interest Rate Contracts	180,758,845	18.5	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2015

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Portfolio, is as follows:

Portfolio	Value December 31, 2014	Gross Purchases	Gross Sales	Shares Held at December 31, 2015	Value December 31, 2015	Income Earned January 1, 2015 - December 31, 2015
Cash Management Trust-Collateral Investment	$8,419,435	$42,598,360	$39,994,795	11,023,000	$11,023,000	$7,788
Cash Management Trust-Short Term Investment	40,223,834	351,418,850	346,873,203	44,769,481	44,769,481	38,275
Total Value and Income Earned	$48,643,269				$55,792,481	$46,063

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Asset Backed Commercial Paper (6.4%)[a]	Value
	Barton Capital SA
$1,450,000	0.350%, 1/6/2016[b,c]	$1,449,929
	Chariot Funding, LLC
1,400,000	0.261%, 1/5/2016[b,c]	1,399,959
	Liberty Street Funding, LLC
1,450,000	0.300%, 1/5/2016[b,c]	1,449,952
1,440,000	0.460%, 1/27/2016[b,c]	1,439,521
	Starbird Funding Corporation
3,610,000	0.300%, 1/4/2016[b,c]	3,609,910

	Total	9,349,271

	Certificate of Deposit (0.9%)[a]
	US Bank NA
1,300,000	0.468%, 1/27/2016[d]	1,300,000

	Total	1,300,000

	Financial Company Commercial Paper (8.7%)[a]
	AllianceBernstein, LP
2,100,000	0.350%, 1/4/2016[c]	2,099,939
1,420,000	0.420%, 1/5/2016[c]	1,419,934
	KFW
1,460,000	0.250%, 1/15/2016[b,c]	1,459,858
	Nederlandse Waterschapsbank NV
1,450,000	0.356%, 1/4/2016[c,d]	1,449,997
	Svenska Handelsbanken AB
1,450,000	0.310%, 1/5/2016[c]	1,449,950
1,460,000	0.370%, 1/13/2016[c]	1,459,820
	US Bank NA
3,475,000	0.200%, 1/4/2016	3,475,000

	Total	12,814,498

	Government Agency Debt (61.3%)[a]
	Federal Agricultural Mortgage Corporation
1,525,000	0.338%, 3/15/2016	1,523,940
725,000	0.270%, 4/29/2016	724,353
	Federal Farm Credit Bank
1,430,000	0.392%, 1/25/2016[d]	1,429,993
3,720,000	0.460%, 2/16/2016[d]	3,720,520
1,250,000	0.492%, 3/31/2016[d]	1,249,990
700,000	0.483%, 6/30/2016[d]	699,989
	Federal Home Loan Bank
1,470,000	0.300%, 1/13/2016	1,469,853
500,000	0.300%, 1/20/2016	499,921
900,000	0.400%, 2/4/2016	899,660
3,700,000	0.320%, 2/9/2016	3,698,717
5,090,000	0.323%, 2/12/2016	5,088,083
1,400,000	0.280%, 2/19/2016	1,399,466
2,100,000	0.388%, 2/24/2016	2,098,779
1,400,000	0.209%, 3/3/2016[d]	1,399,994
2,900,000	0.340%, 3/4/2016	2,898,275
1,460,000	0.500%, 3/17/2016	1,458,459
750,000	0.380%, 3/21/2016	749,367
3,980,000	0.364%, 3/30/2016	3,976,414
1,450,000	0.250%, 4/6/2016	1,449,033
1,250,000	0.241%, 5/12/2016[d]	1,249,997
500,000	0.500%, 5/13/2016	499,076
1,410,000	0.224%, 5/17/2016[d]	1,409,870
1,450,000	0.285%, 5/20/2016[d]	1,450,000
1,330,000	0.378%, 5/24/2016[d]	1,330,000
1,330,000	0.362%, 5/26/2016[d]	1,329,972
1,310,000	0.370%, 6/23/2016[d]	1,310,000
1,320,000	0.358%, 7/22/2016[d]	1,320,000
2,780,000	0.224%, 8/17/2016[d]	2,779,656
1,330,000	0.296%, 8/17/2016[d]	1,330,000
1,330,000	0.382%, 8/25/2016[d]	1,330,000
	Federal Home Loan Bank of Chicago
1,440,000	5.625%, 6/13/2016	1,473,363
	Federal Home Loan Mortgage Corporation
1,460,000	0.430%, 3/8/2016	1,458,832
1,000,000	0.260%, 4/19/2016	999,213
1,330,000	0.373%, 8/24/2016[d]	1,330,000
1,340,000	0.208%, 9/2/2016[d]	1,340,000
	Federal National Mortgage Association
1,250,000	0.365%, 8/16/2016[d]	1,250,124
1,330,000	0.442%, 8/26/2016[d]	1,330,710
	Overseas Private Investment Corporation
5,000,000	0.330%, 1/6/2016[d]	5,000,000
2,257,895	0.420%, 1/6/2016[d]	2,257,895
517,239	0.420%, 1/6/2016[d]	517,239
1,390,000	0.330%, 1/7/2016[d]	1,390,000
2,300,000	0.330%, 1/7/2016[d]	2,300,000
1,410,000	0.330%, 1/7/2016[d]	1,410,000
2,100,000	0.420%, 1/7/2016[d]	2,100,000
2,605,263	0.420%, 1/7/2016[d]	2,605,263
2,134,400	0.300%, 1/14/2016[d]	2,134,400
1,250,000	0.610%, 3/17/2016	1,256,047
1,000,000	0.500%, 4/30/2016	1,047,141
1,260,000	0.510%, 4/30/2016	1,264,315
1,260,000	0.520%, 5/2/2016	1,264,346
1,310,000	0.550%, 7/7/2016	1,313,504
2,550,000	0.870%, 11/18/2016	2,552,663
700,000	0.990%, 11/21/2016	700,188

	Total	90,068,620

Shares	Investment Company (<0.1%)
	Dreyfus Institutional Cash Advantage Fund
8,000	0.260%	8,000

	Total	8,000

Principal Amount	Other Commercial Paper (13.0%)[a]
	Caisse d’Amortissement de la Dette Sociale
1,460,000	0.320%, 1/4/2016[b,c]	1,459,961
	Caisse des Depots et Consignations
1,440,000	0.270%, 1/26/2016[b,c]	1,439,730
	Cargill Global Funding plc
1,420,000	0.340%, 1/5/2016[b,c]	1,419,946
	Chevron Corporation
1,460,000	0.310%, 1/22/2016[c]	1,459,736
1,000,000	0.310%, 1/27/2016[c]	999,776
	Danaher Corporation
2,830,000	0.379%, 1/4/2016[c]	2,829,910
	Emerson Electric Company
1,460,000	0.230%, 1/20/2016[c]	1,459,823
	Honeywell International, Inc.
1,460,000	0.340%, 1/7/2016[c]	1,459,917
	John Deere Capital Corporation
1,280,000	0.400%, 1/11/2016[b,c]	1,279,858

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Other Commercial Paper (13.0%)[a]	Value
	Nestle Finance International, Ltd.
$1,430,000	0.320%, 1/13/2016[b]	$1,429,848
	Novartis Finance Corporation
1,450,000	0.300%, 1/4/2016[b,c]	1,449,964
	Total Capital Canada, Ltd.
1,460,000	0.210%, 1/4/2016[b,c]	1,459,975
1,000,000	0.410%, 1/13/2016[b,c]	999,863

	Total	19,148,307

	Other Note (2.7%)[a]
	Bank of New York Mellon Corporation
670,000	0.666%, 3/4/2016[d]	670,232
	General Electric Capital Corporation
1,250,000	0.551%, 1/14/2016[b,d]	1,250,084
	Royal Bank of Canada
700,000	0.443%, 10/6/2016[c,d]	700,000
	Wells Fargo Bank NA
1,370,000	0.632%, 9/14/2016[d]	1,370,000

	Total	3,990,316

	Treasury Debt (6.6%)[a]
	U.S. Treasury Bills
1,400,000	0.235%, 1/7/2016	1,399,945
	U.S. Treasury Notes
2,850,000	2.375%, 3/31/2016	2,864,410
5,340,000	2.000%, 4/30/2016	5,367,965

	Total	9,632,320

	Total Investments (at amortized cost) 99.6%	$146,311,332

	Other Assets and Liabilities, Net 0.4%	569,127

	Total Net Assets 100.0%	$146,880,459

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $37,107,228 or 25.3% of total net assets.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.

Cost for federal income tax purposes	$146,311,332

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET PORTFOLIO

Schedule of Investments as of December 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2015, in valuing Money Market Portfolio’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	9,349,271	—	9,349,271	—
Certificate of Deposit	1,300,000	—	1,300,000	—
Financial Company Commercial Paper	12,814,498	—	12,814,498	—
Government Agency Debt	90,068,620	—	90,068,620	—
Investment Company	8,000	8,000	—	—
Other Commercial Paper	19,148,307	—	19,148,307	—
Other Note	3,990,316	—	3,990,316	—
Treasury Debt	9,632,320	—	9,632,320	—

Total	$146,311,332	$8,000	$146,303,332	$—

There were no significant transfers between Levels during the period ended December 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2015	Aggressive Allocation Portfolio		Moderately Aggressive Allocation Portfolio		Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio
Assets
Investments at cost	$937,587,451		$4,955,735,609		$9,304,986,487		$4,603,926,688
Investments in securities at value	651,032,721		3,332,782,527		6,739,153,585		3,443,542,020
Investments in affiliates at value	328,876,616		1,869,187,985		2,836,505,273		1,240,900,323
Investments at Value	979,909,337		5,201,970,512		9,575,658,858		4,684,442,343
Cash	16,691	(a)	581,578	(b)	587,782	(c)	307,271
Dividends and interest receivable	419,739		4,699,577		13,478,295		8,170,893
Prepaid expenses	2,340		6,953		11,471		5,703
Receivable for investments sold	126,195		3,121,705		5,968,791		2,439,596
Receivable for fund shares sold	548,804		733,943		1,207,828		19,962
Receivable for expense reimbursements	174,060		919,918		1,204,620		454,154
Receivable for variation margin	1,886,206		6,378,209		8,547,806		2,631,610
Total Assets	983,083,372		5,218,412,395		9,606,665,451		4,698,471,532
Liabilities
Accrued expenses	50,454		76,531		99,116		60,625
Payable for investments purchased	12,644,592		230,161,450		753,516,457		524,364,758
Payable upon return of collateral for securities loaned	—		80,456,520		182,839,267		68,616,520
Payable for fund shares redeemed	33,976		68,110		234,901		520,576
Payable for variation margin	2,110,065		6,421,978		7,415,991		2,274,110
Payable for investment advisory fees	608,345		2,769,453		4,411,371		1,970,955
Payable for administrative fees	21,507		81,892		139,777		69,433
Payable for director fees	723		2,759		5,091		2,566
Payable for director deferred compensation	46,501		138,726		233,128		126,105
Mortgage dollar roll deferred revenue	8,686		156,357		515,538		358,044
Total Liabilities	15,524,849		320,333,776		949,410,637		598,363,692
Net Assets
Capital stock (beneficial interest)	865,529,628		4,392,969,575		8,033,022,433		3,904,416,784
Accumulated undistributed net investment income/(loss)	9,765,509		71,853,420		149,830,112		74,352,002
Accumulated undistributed net realized gain/(loss)	47,322,286		177,645,224		190,689,397		36,684,238
Net unrealized appreciation/(depreciation) on:
Investments	45,637,362		133,711,484		132,812,588		46,627,675
Affiliated investments	(3,315,476)		112,523,419		137,859,783		33,887,980
Futures contracts	2,618,273		9,371,563		13,036,330		4,137,288
Foreign currency transactions	941		3,934		4,171		1,873
Swap agreements	—		—		—		—
Total Net Assets	$967,558,523		$4,898,078,619		$8,657,254,814		$4,100,107,840
Shares of beneficial interest outstanding	68,189,876		355,650,243		661,410,166		334,234,266
Net asset value per share	$14.19		$13.77		$13.09		$12.27

(a)	Includes foreign currency holdings of $1,489 (cost $1,488).
(b)	Includes foreign currency holdings of $147,260 (cost $147,639).
(c)	Includes foreign currency holdings of $200,792 (cost $201,098).
(d)	Includes foreign currency holdings of $16,243 (cost $16,424).
(e)	Includes foreign currency holdings of $42,744 (cost $43,234).
(f)	Includes foreign currency holdings of $48,512 (cost $48,844).
(g)	Includes foreign currency holdings of $8,229 (cost $8,229).
(h)	Includes foreign currency holdings of $4,873 (cost $5,129).

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Growth and Income Plus Portfolio	Balanced Income Plus Portfolio	Diversified Income Plus Portfolio	Opportunity Income Plus Portfolio	Partner Healthcare Portfolio		Partner Emerging Markets Equity Portfolio	Real Estate Securities Portfolio

$83,880,548	$342,819,242	$502,102,708	$115,167,497	$190,123,212		$44,533,435	$139,638,718
75,188,765	303,719,856	449,319,710	92,076,372	180,881,349		42,494,417	153,224,751
6,429,870	37,476,631	41,313,512	19,671,931	12,518,371		1,177,398	1,707,534
81,618,635	341,196,487	490,633,222	111,748,303	193,399,720		43,671,815	154,932,285
16,856 (d)	66,897 (e)	76,386 (f)	36,509	8,229	(g)	4,873 (h)	452
261,338	1,369,618	2,598,856	576,185	325,849		82,297	792,750
1,337	1,605	1,770	1,335	1,394		1,300	1,422
77,868	437,121	496,738	563,355	—		—	26,926
14,178	4,666	157,608	2,074	54,100		9,254	1,037
16,075	—	—	—	15,941		11,269	—
4,147	25,366	264,967	15,172	—		—	—
82,010,434	343,101,760	494,229,547	112,942,933	193,805,233		43,780,808	155,754,872

27,699	31,524	32,537	13,958	7,920		25,630	5,832
3,122,404	19,819,924	13,946,638	13,112,115	1,370,796		—	—
—	9,667,927	341,050	—	—		212,275	—
5,664	218,231	42,751	69,765	20,213		11,138	47,943
6,081	29,875	62,418	3,284	—		—	—
43,687	147,170	162,623	42,056	146,604		44,468	104,027
7,876	11,483	13,985	8,181	9,556		7,334	9,007
204	435	561	204	204		204	204
15,959	88,386	47,531	20,445	15,060		15,060	49,552
1,799	10,261	6,668	7,958	—		—	—
3,231,373	30,025,216	14,656,762	13,277,966	1,570,353		316,109	216,565

78,148,565	296,218,825	473,139,384	104,862,885	175,101,693		45,227,856	137,383,822
1,781,865	8,403,985	17,565,006	39,603	7,610,463		430,436	2,605,351
1,106,511	10,023,876	726,723	(1,828,927)	6,257,042		(1,331,052)	255,857

(2,261,913)	(1,622,755)	(11,469,486)	(3,419,194)	3,276,508		(861,620)	15,293,567
—	—	—	—	—		—	—
4,776	36,942	(384,937)	20,168	—		—	—
(1,915)	(1,915)	(3,905)	—	(10,826)		(921)	(290)
1,172	17,586	—	(9,568)	—		—	—
$78,779,061	$313,076,544	$479,572,785	$99,664,967	$192,234,880		$43,464,699	$155,538,307
7,899,551	22,322,098	63,702,211	10,161,394	9,881,719		4,214,843	7,065,118
$9.97	$14.03	$7.53	$9.81	$19.45		$10.31	$22.01

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of December 31, 2015	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio
Assets
Investments at cost	$419,466,911	$233,913,542	$1,070,467,661	$159,384,101
Investments in securities at value	400,569,526	269,355,984	1,143,687,940	170,525,838
Investments in affiliates at value	53,955,191	25,599,550	108,042,638	15,314,850
Investments at Value	454,524,717	294,955,534	1,251,730,578	185,840,688
Cash	9,015	—	—	—
Initial margin deposit on open futures contracts	—	—	—	—
Dividends and interest receivable	376,576	360,060	1,287,845	167,725
Prepaid expenses	2,166	1,566	3,219	1,428
Receivable for investments sold	862,515	298,737	—	156,128
Receivable for fund shares sold	2,538	41,298	62,824	60,319
Unrealized gain on forward contracts	—	—	—	—
Receivable for expense reimbursements	—	—	—	—
Receivable for variation margin	—	—	—	—
Total Assets	455,777,527	295,657,195	1,253,084,466	186,226,288
Liabilities
Accrued expenses	5,844	10,749	6,331	9,992
Payable for investments purchased	574,581	282,413	—	—
Payable upon return of collateral for securities loaned	40,959,020	15,229,214	57,473,443	5,872,212
Payable for fund shares redeemed	55,232	30,248	92,344	13,646
Unrealized loss on forward contracts	—	—	—	—
Payable for variation margin	—	110,400	—	93,233
Payable for investment advisory fees	239,535	48,012	664,803	30,603
Payable for administrative fees	13,065	10,988	25,082	9,421
Payable for director fees	544	422	1,107	204
Payable for director deferred compensation	161,144	67,180	241,100	26,687
Total Liabilities	42,008,965	15,789,626	58,504,210	6,055,998
Net Assets
Capital stock (beneficial interest)	360,561,981	197,705,148	891,808,816	144,272,780
Accumulated undistributed net investment income/(loss)	1,283,325	3,093,435	4,149,933	1,897,754
Accumulated undistributed net realized gain/(loss)	16,865,450	18,056,974	117,358,590	7,581,205
Net unrealized appreciation/(depreciation) on:
Investments	35,057,806	61,041,992	181,262,917	26,456,587
Futures contracts	—	(29,980)	—	(38,036)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$413,768,562	$279,867,569	$1,194,580,256	$180,170,290
Shares of beneficial interest outstanding	26,649,455	17,743,498	71,410,045	11,916,463
Net asset value per share	$15.53	$15.77	$16.73	$15.12

(a)	Includes foreign currency holdings of $7,242,842 (cost $7,381,937).
(b)	Includes foreign currency holdings of $225,356 (cost $227,956).

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Partner Worldwide Allocation Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio

$1,624,928,496	$81,188,207	$897,825,618	$75,544,748	$956,144,504	$746,476,940	$338,569,616
1,576,335,937	84,406,970	1,036,439,469	107,640,869	1,127,023,753	749,201,477	504,081,188
35,787,931	2,560,190	84,639,622	6,132,076	32,179,533	133,730,309	18,691,008
1,612,123,868	86,967,160	1,121,079,091	113,772,945	1,159,203,286	882,931,786	522,772,196
7,311,992 (a)	—	—	—	—	225,356 (b)	589
624,357	—	—	—	—	—	—
5,654,474	106,782	291,958	49,072	1,640,723	1,303,823	670,397
3,175	1,330	2,433	1,343	2,631	2,365	1,788
9,364	—	—	—	—	891,305	—
7,640	15,508	4,943	1,934	8,475	11,235	165,642
832,453	—	—	—	—	—	—
—	18,075	—	13,050	—	—	—
1,040,558	—	—	—	—	100,800	—
1,627,607,881	87,108,855	1,121,378,425	113,838,344	1,160,855,115	885,466,670	523,610,612

194,567	6,298	10,030	9,819	8,671	39,897	10,050
—	—	—	106,811	—	—	64,065
18,465,884	786,450	10,560,850	3,501,278	13,026,675	4,545,524	1,894,887
93,474	3,138	309,421	42,617	39,222	33,388	88,107
813,272	—	—	—	—	—	—
1,088,023	—	132,340	—	—	1,281,219	168,960
1,139,882	69,341	380,381	73,682	589,151	460,359	88,339
31,221	7,981	23,784	8,324	24,341	20,169	14,617
1,471	204	1,017	204	1,106	824	590
219,465	20,341	310,248	21,959	147,751	169,960	101,938
22,047,259	893,753	11,728,071	3,764,694	13,836,917	6,551,340	2,431,553

1,728,473,863	76,198,483	801,180,495	67,083,687	857,378,681	748,073,375	339,973,872
33,094,109	255,055	(98,849)	(21,959)	15,909,295	10,417,603	10,979,600
(142,774,718)	3,982,611	84,280,423	4,783,915	70,671,440	(19,399,574)	(13,939,607)

(12,804,628)	5,778,953	223,253,473	38,228,197	203,058,782	136,454,846	184,202,580
(217,895)	—	1,039,585	—	—	3,380,377	(37,386)
19,181	—	—	—	—	—	—
(229,290)	—	(4,773)	(190)	—	(11,297)	—
$1,605,560,622	$86,215,102	$1,109,650,354	$110,073,650	$1,147,018,198	$878,915,330	$521,179,059
178,320,080	6,662,366	35,913,389	5,896,888	73,917,923	75,591,650	18,262,420
$9.00	$12.94	$30.90	$18.67	$15.52	$11.63	$28.54

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of December 31, 2015	High Yield Portfolio	Income Portfolio	Bond Index Portfolio	Limited Maturity Bond Portfolio
Assets
Investments at cost	$811,801,681	$1,426,385,522	$203,092,000	$863,043,695
Investments in securities at value	652,208,377	1,282,541,331	157,127,276	790,971,406
Investments in affiliates at value	89,155,885	123,251,591	46,162,256	55,792,481
Investments at Value	741,364,262	1,405,792,922	203,289,532	846,763,887
Cash	—	1	—	10,034
Dividends and interest receivable	10,949,729	13,093,572	577,171	3,038,625
Prepaid expenses	2,244	2,876	1,421	2,417
Receivable for investments sold	3,250,888	256,037	—	883,307
Receivable for fund shares sold	2,438	73,564	86,501	16,925
Receivable for variation margin	—	253,000	—	10,079
Total Assets	755,569,561	1,419,471,972	203,954,625	850,725,274
Liabilities
Accrued expenses	10,255	13,684	7,946	11,156
Payable for investments purchased	—	53,680,099	45,701,591	15,042,188
Payable upon return of collateral for securities loaned	42,864,685	28,613,386	815,750	11,023,000
Payable for fund shares redeemed	150,110	18,673	3,244	2,550
Payable for variation margin	—	380,539	—	273,745
Payable for investment advisory fees	243,253	454,499	46,619	274,966
Payable for administrative fees	17,613	27,119	9,065	19,040
Payable for director fees	853	1,274	204	1,008
Payable for director deferred compensation	149,280	224,831	48,206	170,633
Mortgage dollar roll deferred revenue	—	37,435	28,467	10,395
Total Liabilities	43,436,049	83,451,539	46,661,092	26,828,681
Net Assets
Capital stock (beneficial interest)	866,168,833	1,357,342,743	156,892,500	844,773,582
Accumulated undistributed net investment income/(loss)	68,605	316,882	(602)	406,288
Accumulated undistributed net realized gain/(loss)	(83,666,507)	(1,749,730)	204,103	(5,145,695)
Net unrealized appreciation/(depreciation) on:
Investments	(70,437,419)	(20,592,600)	197,532	(16,279,808)
Futures contracts	—	703,138	—	142,226
Total Net Assets	$712,133,512	$1,336,020,433	$157,293,533	$823,896,593
Shares of beneficial interest outstanding	159,034,126	135,904,552	14,441,897	84,735,943
Net asset value per share	$4.48	$9.83	$10.89	$9.72

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of December 31, 2015	Money Market Portfolio
Assets
Investments at cost	$146,311,332
Investments in securities at value	146,311,332
Investments at Value	146,311,332	*
Cash	3,990
Dividends and interest receivable	53,863
Prepaid expenses	1,385
Receivable for fund shares sold	599,834
Receivable for expense reimbursements	27,426
Total Assets	146,997,830
Liabilities
Accrued expenses	10,664
Payable for fund shares redeemed	48,144
Payable for investment advisory fees	49,466
Payable for administrative fees	8,893
Payable for director fees	204
Total Liabilities	117,371
Net Assets
Capital stock (beneficial interest)	146,880,459
Total Net Assets	$146,880,459
Shares of beneficial interest outstanding	146,878,591
Net asset value per share	$1.00

*	Securities held by the Portfolio are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS

For the year ended December 31, 2015	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Investment Income
Dividends	$6,292,978	$26,843,248	$38,934,082	$13,598,942
Interest	467,992	17,411,751	57,943,643	35,237,704
Income from mortgage dollar rolls	244,761	4,159,026	16,903,352	10,659,326
Income from securities loaned	1,547	566,892	698,601	142,447
Income from affiliated investments	5,469,707	34,758,285	63,994,535	28,380,838
Foreign tax withholding	(71,757)	(358,026)	(505,623)	(115,949)
Total Investment Income	12,405,228	83,381,176	177,968,590	87,903,308
Expenses
Adviser fees	5,647,368	25,520,179	42,548,711	18,602,338
Sub-Adviser fees	—	—	—	—
Administrative service fees	252,537	968,865	1,663,563	790,192
Audit and legal fees	31,583	49,833	67,939	44,660
Custody fees	124,679	247,538	332,288	183,042
Insurance expenses	8,734	27,288	44,945	22,175
Printing and postage expenses	21,427	56,635	67,408	30,369
Directors’ fees	24,726	96,224	181,812	86,938
Other expenses	25,666	79,654	79,927	64,130
Total Expenses Before Reimbursement	6,136,720	27,046,216	44,986,593	19,823,844
Less:
Reimbursement from adviser	(682,921)	(3,615,142)	(4,869,841)	(1,846,268)
Total Net Expenses	5,453,799	23,431,074	40,116,752	17,977,576
Net Investment Income/(Loss)	6,951,429	59,950,102	137,851,838	69,925,732
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	20,140,342	38,622,649	33,313,336	(955,697)
Affiliated investments	8,781,347	43,919,678	48,712,598	17,621,397
Distributions of realized capital gains from affiliated investments	19,149,977	98,677,213	105,251,211	30,240,173
Futures contracts	5,476,367	40,945,641	83,143,387	14,201,839
Foreign currency and forward contract transactions	(3,868)	(37,993)	(16,224)	(13,854)
Swap agreements	—	(183,108)	315,147	(306,921)
Change in net unrealized appreciation/(depreciation) on:
Investments	(29,766,375)	(116,357,831)	(174,372,478)	(58,906,472)
Affiliated investments	(36,534,899)	(189,838,251)	(237,971,272)	(85,029,663)
Futures contracts	330,465	(15,594,727)	(47,028,830)	(11,049,425)
Foreign currency transactions	(1,266)	(5,576)	(15,689)	(5,182)
Swap agreements	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	(12,427,910)	(99,852,305)	(188,668,814)	(94,203,805)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(5,476,481)	$(39,902,203)	$(50,816,976)	$(24,278,073)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

Growth and Income Plus Portfolio	Balanced Income Plus Portfolio	Diversified Income Plus Portfolio	Opportunity Income Plus Portfolio	Partner Healthcare Portfolio	Partner Emerging Markets Equity Portfolio	Real Estate Securities Portfolio

$1,567,126	$4,891,330	$6,040,293	$431,448	$9,277,442	$1,304,036	$4,043,251
888,059	5,649,371	13,020,987	2,981,564	11	2	—
58,268	334,922	283,946	218,088	—	—	—
—	56,920	34,483	—	—	9,119	—
5,046	24,587	34,703	15,670	10,017	886	1,100
(61,369)	(131,618)	(145,336)	—	(113,708)	(118,721)	(314)
2,457,130	10,825,512	19,269,076	3,646,770	9,173,762	1,195,322	4,044,037

524,602	1,734,682	1,865,095	436,447	579,387	235,051	1,203,799
—	—	—	—	852,414	340,815	—
94,528	136,771	163,929	95,712	108,136	88,645	107,085
27,697	29,843	30,478	28,751	25,785	56,827	26,214
90,063	95,494	110,665	27,799	18,355	63,104	8,596
4,741	5,824	6,444	4,710	4,905	4,617	5,072
3,465	11,259	14,880	4,727	8,383	5,502	15,275
6,647	15,680	19,349	6,680	6,637	6,637	6,938
44,372	46,038	52,336	35,627	13,418	15,584	13,965
796,115	2,075,591	2,263,176	640,453	1,617,420	816,782	1,386,944

(150,452)	—	—	—	(110,453)	(144,390)	—
645,663	2,075,591	2,263,176	640,453	1,506,967	672,392	1,386,944
1,811,467	8,749,921	17,005,900	3,006,317	7,666,795	522,930	2,657,093

1,096,128	11,060,242	1,087,181	(478,945)	6,340,793	280,941	302,504
—	—	—	—	—	—	—
2	15	16	8	249	—	—
204,005	213,637	1,028,622	(8,224)	—	—	—
(5,202)	(2,300)	(13,634)	—	(43,747)	(14,531)	—
(575)	(8,625)	—	(1,279)	—	—	—

(3,662,471)	(20,444,415)	(18,706,372)	(2,827,128)	(12,719,578)	(7,594,938)	736,047
—	—	—	—	—	—	—
(119,433)	(287,073)	(833,881)	(71,485)	—	—	—
(957)	(1,915)	(2,045)	—	(1,935)	510	(115)
1,172	17,586	—	(9,568)	—	—	—
(2,487,331)	(9,452,848)	(17,440,113)	(3,396,621)	(6,424,218)	(7,328,018)	1,038,436

$(675,864)	$(702,927)	$(434,213)	$(390,304)	$1,242,577	$(6,805,088)	$3,695,529

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

For the year ended December 31, 2015	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio
Investment Income
Dividends	$4,022,794	$3,758,474	$11,074,891	$2,397,091
Interest	53	522	4,365	551
Income from securities loaned	339,653	196,224	46,903	55,339
Income from affiliated investments	8,696	9,709	44,126	9,210
Foreign tax withholding	(58,556)	(1,067)	—	—
Total Investment Income	4,312,640	3,963,862	11,170,285	2,462,191
Expenses
Adviser fees	2,413,850	557,928	6,040,819	333,830
Sub-Adviser fees	—	—	—	—
Administrative service fees	144,076	130,214	245,467	110,045
Audit and legal fees	27,635	28,580	29,742	27,998
Custody fees	23,302	36,219	31,062	29,101
Insurance expenses	6,664	5,680	9,406	5,089
Printing and postage expenses	4,699	16,857	—	11,288
Directors’ fees	18,157	14,913	33,413	6,728
Other expenses	15,752	17,311	15,849	15,598
Total Expenses Before Reimbursement	2,654,135	807,702	6,405,758	539,677
Less:
Reimbursement from adviser	—	—	(88,000)	—
Total Net Expenses	2,654,135	807,702	6,317,758	539,677
Net Investment Income/(Loss)	1,658,505	3,156,160	4,852,527	1,922,514
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	15,702,587	21,434,461	113,887,298	9,592,923
Distributions of realized capital gains from affiliated investments	24	9	41	4
Futures contracts	1,010,004	1,431,464	3,762,282	1,362,913
Foreign currency and forward contract transactions	1,102	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(32,780,033)	(31,659,694)	(104,979,812)	(17,718,315)
Futures contracts	—	(753,482)	—	(653,362)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	(12)	—	—	—
Net Realized and Unrealized Gains/(Losses)	(16,066,328)	(9,547,242)	12,669,809	(7,415,837)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(14,407,823)	$(6,391,082)	$17,522,336	$(5,493,323)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

Partner Worldwide Allocation Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio

$42,066,190	$983,109	$8,982,652	$665,336	$24,868,809	$17,189,928	$12,312,381
10,631,365	6,666	3,451	4	21	17,524	570
629,453	12,104	33,813	6,557	77,366	170,581	24,254
28,853	1,617	51,311	1,256	14,385	92,394	17,811
(3,999,885)	(561)	(36,147)	(1,000)	(155,320)	(608,397)	(1,252)
49,355,976	1,002,935	9,035,080	672,153	24,805,261	16,862,030	12,353,764

6,348,239	274,759	4,231,757	372,736	7,150,306	5,366,123	978,966
7,478,693	473,104	—	374,492	—	—	—
378,846	94,170	270,429	96,812	294,509	237,209	168,107
77,749	26,696	30,988	28,816	30,987	32,224	29,438
749,864	12,967	37,787	26,898	32,159	131,513	32,605
12,408	4,711	9,304	4,768	10,020	8,599	6,518
35,376	5,292	37,883	5,463	17,865	13,998	21,494
56,047	6,679	39,098	6,689	42,450	31,131	20,931
84,364	13,331	18,035	13,615	18,257	32,172	17,284
15,221,586	911,709	4,675,281	930,289	7,596,553	5,852,969	1,275,343

—	(191,213)	(15,800)	(123,244)	—	(27,500)	—
15,221,586	720,496	4,659,481	807,045	7,596,553	5,825,469	1,275,343
34,134,390	282,439	4,375,599	(134,892)	17,208,708	11,036,561	11,078,421

(20,176,364)	3,983,647	111,477,922	4,855,539	69,943,097	(15,388,077)	1,939,771

26	2	40	2	10	57	14
291,836	—	2,076,625	—	—	3,930,611	1,212,881
2,116,550	—	(10,753)	(1,724)	—	(52,972)	—
(29,072,657)	(2,955,105)	(9,727,364)	4,236,653	(129,207,993)	26,960,035	(8,575,272)
(137,596)	—	(322,890)	—	—	753,324	(557,232)
(608,150)	—	—	—	—	—	—
11,681	—	2,891	142	—	(11,867)	—
(47,574,674)	1,028,544	103,496,471	9,090,612	(59,264,886)	16,191,111	(5,979,838)

$(13,440,284)	$1,310,983	$107,872,070	$8,955,720	$(42,056,178)	$27,227,672	$5,098,583

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

For the year ended December 31, 2015	High Yield Portfolio	Income Portfolio	Bond Index Portfolio	Limited Maturity Bond Portfolio
Investment Income
Dividends	$560,661	$1,816,571	$—	$427,585
Interest	50,967,905	53,862,024	2,442,608	19,533,120
Income from mortgage dollar rolls	—	1,160,933	993,506	648,438
Income from securities loaned	260,173	129,326	249	7,788
Income from affiliated investments	31,428	72,801	38,522	38,275
Total Investment Income	51,820,167	57,041,655	3,474,885	20,655,206
Expenses
Adviser fees	3,353,604	5,527,569	540,846	3,918,601
Administrative service fees	230,912	328,741	107,815	256,337
Audit and legal fees	32,446	34,975	26,011	30,101
Custody fees	23,586	41,226	12,855	33,674
Insurance expenses	8,595	11,137	5,094	9,288
Printing and postage expenses	31,542	24,842	9,576	12,711
Directors’ fees	32,174	47,565	6,915	36,889
Other expenses	36,814	39,649	21,689	37,724
Total Expenses Before Reimbursement	3,749,673	6,055,704	730,801	4,335,325
Total Net Expenses	3,749,673	6,055,704	730,801	4,335,325
Net Investment Income/(Loss)	48,070,494	50,985,951	2,744,084	16,319,881
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(13,028,324)	6,395,648	1,041,628	3,089,456
Distributions of realized capital gains from affiliated investments	27	50	16	10
Written option contracts	—	—	—	41,221
Futures contracts	—	(2,388,800)	—	(1,932,049)
Swap agreements	707,345	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(52,839,405)	(62,955,426)	(2,597,769)	(10,000,726)
Futures contracts	—	(787,623)	—	563,742
Swap agreements	(266,087)	—	—	—
Net Realized and Unrealized Gains/(Losses)	(65,426,444)	(59,736,151)	(1,556,125)	(8,238,346)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(17,355,950)	$(8,750,200)	$1,187,959	$8,081,535

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

For the year ended December 31, 2015	Money Market Portfolio
Investment Income
Dividends	$4,764
Interest	281,220
Total Investment Income	285,984
Expenses
Adviser fees	537,094
Administrative service fees	104,169
Audit and legal fees	25,398
Custody fees	30,002
Insurance expenses	4,965
Printing and postage expenses	8,619
Directors’ fees	6,544
Other expenses	17,520
Total Expenses Before Reimbursement	734,311
Less:
Reimbursement from adviser	(447,375)
Total Net Expenses	286,936
Net Investment Income/(Loss)	(952)
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	3,579
Net Realized and Unrealized Gains/(Losses)	3,579
Net Increase/(Decrease) in Net Assets Resulting From Operations	$2,627

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Allocation Portfolio		Moderately Aggressive Allocation Portfolio
For the periods ended	12/31/2015	12/31/2014	12/31/2015	12/31/2014
Operations
Net investment income/(loss)	$6,951,429	$5,935,859	$59,950,102	$52,262,052
Net realized gains/(losses)	53,544,165	67,371,022	221,944,080	216,157,609
Change in net unrealized appreciation/(depreciation)	(65,972,075)	(23,347,857)	(321,796,385)	(1,625,428)
Net Change in Net Assets Resulting From Operations	(5,476,481)	49,959,024	(39,902,203)	266,794,233
Distributions to Shareholders
From net investment income	(10,016,955)	(3,726,768)	(63,263,996)	(38,731,043)
From net realized gains	(64,276,808)	(23,798,379)	(221,020,955)	(121,445,375)
Total Distributions to Shareholders	(74,293,763)	(27,525,147)	(284,284,951)	(160,176,418)
Capital Stock Transactions
Sold	97,207,283	97,332,428	243,080,600	385,542,249
Distributions reinvested	74,293,763	27,525,147	284,284,951	160,176,418
Redeemed	(29,062,185)	(41,801,258)	(80,097,344)	(101,884,966)
Total Capital Stock Transactions	142,438,861	83,056,317	447,268,207	443,833,701
Net Increase/(Decrease) in Net Assets	62,668,617	105,490,194	123,081,053	550,451,516
Net Assets, Beginning of Period	904,889,906	799,399,712	4,774,997,566	4,224,546,050
Net Assets, End of Period	$967,558,523	$904,889,906	$4,898,078,619	$4,774,997,566
Accumulated Undistributed Net Investment Income/(Loss)	$9,765,509	$10,055,369	$71,853,420	$63,325,415
Capital Stock Share Transactions
Sold	6,446,047	6,398,050	16,716,940	26,564,398
Distributions reinvested	5,050,527	1,798,324	20,023,028	10,963,929
Redeemed	(1,923,556)	(2,744,367)	(5,535,532)	(6,997,792)

Total Capital Stock Share Transactions	9,573,018	5,452,007	31,204,436	30,530,535

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio		Growth and Income Plus Portfolio		Balanced Income Plus Portfolio
12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2015	12/31/2014

$137,851,838	$120,234,160	$69,925,732	$66,345,879	$1,811,467	$1,727,062	$8,749,921	$6,920,597
270,719,455	309,289,567	60,786,937	99,499,840	1,294,358	3,154,489	11,262,969	10,752,484
(459,388,269)	21,486,822	(154,990,742)	13,234,373	(3,781,689)	(3,102,626)	(20,715,817)	(599,918)
(50,816,976)	451,010,549	(24,278,073)	179,080,092	(675,864)	1,778,925	(702,927)	17,073,163

(131,649,087)	(90,042,092)	(69,007,378)	(53,606,712)	(1,713,253)	(1,923,162)	(6,723,615)	(4,580,942)
(339,666,242)	(208,433,582)	(105,251,002)	(73,822,403)	(3,260,084)	(5,890,712)	(10,737,920)	(51,313,269)
(471,315,329)	(298,475,674)	(174,258,380)	(127,429,115)	(4,973,337)	(7,813,874)	(17,461,535)	(55,894,211)

248,462,245	1,118,066,502	496,567,865	277,291,740	8,840,886	21,627,230	34,411,525	43,001,414
471,315,329	298,475,674	174,258,380	127,429,115	4,973,337	7,813,874	17,461,535	55,894,211
(148,152,856)	(142,438,450)	(51,537,032)	(129,995,621)	(10,505,454)	(7,738,160)	(23,670,541)	(32,053,287)
571,624,718	1,274,103,726	619,289,213	274,725,234	3,308,769	21,702,944	28,202,519	66,842,338
49,492,413	1,426,638,601	420,752,760	326,376,211	(2,340,432)	15,667,995	10,038,057	28,021,290
8,607,762,401	7,181,123,800	3,679,355,080	3,352,978,869	81,119,493	65,451,498	303,038,487	275,017,197
$8,657,254,814	$8,607,762,401	$4,100,107,840	$3,679,355,080	$78,779,061	$81,119,493	$313,076,544	$303,038,487
$149,830,112	$131,718,370	$74,352,002	$69,009,714	$1,781,865	$1,697,388	$8,403,985	$6,688,222

18,055,739	81,002,815	38,938,072	21,625,434	840,320	1,937,939	2,336,044	2,687,304
35,190,381	21,694,542	13,980,711	9,975,741	486,571	723,420	1,220,233	3,813,482
(10,880,050)	(10,334,775)	(4,053,106)	(10,126,964)	(996,250)	(707,032)	(1,616,429)	(2,036,381)

42,366,070	92,362,582	48,865,677	21,474,211	330,641	1,954,327	1,939,848	4,464,405

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Diversified Income Plus Portfolio		Opportunity Income Plus Portfolio
For the periods ended	12/31/2015	12/31/2014	12/31/2015	12/31/2014
Operations
Net investment income/(loss)	$17,005,900	$15,516,934	$3,006,317	$2,013,767
Net realized gains/(losses)	2,102,185	10,750,364	(488,440)	381,889
Change in net unrealized appreciation/(depreciation)	(19,542,298)	(9,938,310)	(2,908,181)	(627,259)
Net Change in Net Assets Resulting From Operations	(434,213)	16,328,988	(390,304)	1,768,397
Distributions to Shareholders
From net investment income	(15,370,120)	(11,945,610)	(2,967,738)	(2,013,133)
From net realized gains	(9,166,017)	—	—	—
Total Distributions to Shareholders	(24,536,137)	(11,945,610)	(2,967,738)	(2,013,133)
Capital Stock Transactions
Sold	60,503,894	78,367,852	35,378,258	34,935,161
Issued in connection with merger	—	—	—	—
Distributions reinvested	24,536,137	11,945,610	2,967,738	2,013,133
Redeemed	(17,832,528)	(20,073,456)	(7,084,172)	(11,483,556)
Total Capital Stock Transactions	67,207,503	70,240,006	31,261,824	25,464,738
Net lncrease/(Decrease) in Net Assets	42,237,153	74,623,384	27,903,782	25,220,002
Net Assets, Beginning of Period	437,335,632	362,712,248	71,761,185	46,541,183
Net Assets, End of Period	$479,572,785	$437,335,632	$99,664,967	$71,761,185
Accumulated Undistributed Net Investment lncome/(Loss)	$17,565,006	$15,507,791	$39,603	$1,795
Capital Stock Share Transactions
Sold	7,685,123	9,878,425	3,497,874	3,408,417
Issued in connection with merger	—	—	—	—
Distributions reinvested	3,202,649	1,506,284	294,285	196,344
Redeemed	(2,290,169)	(2,539,841)	(700,732)	(1,119,921)

Total Capital Stock Share Transactions	8,597,603	8,844,868	3,091,427	2,484,840

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Partner Healthcare Portfolio		Partner Emerging Markets Equity Portfolio		Real Estate Securities Portfolio		Small Cap Stock Portfolio
12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2015	12/31/2014

$7,666,795	$24,225	$522,930	$620,449	$2,657,093	$2,213,068	$1,658,505	$1,378,508
6,297,295	9,030,304	266,410	(975,578)	302,504	6,262,880	16,713,717	41,140,932
(12,721,513)	6,278,632	(7,594,428)	529,283	735,932	26,974,408	(32,780,045)	(28,977,503)
1,242,577	15,333,161	(6,805,088)	174,154	3,695,529	35,450,356	(14,407,823)	13,541,937

(9,026)	—	(580,153)	(625,090)	(2,187,603)	(2,006,084)	(1,376,310)	(760,245)
(9,023,465)	(4,267,782)	—	—	(6,314,500)	(2,407,859)	(39,985,690)	(3,810,915)
(9,032,491)	(4,267,782)	(580,153)	(625,090)	(8,502,103)	(4,413,943)	(41,362,000)	(4,571,160)

92,802,357	37,891,021	7,350,729	12,120,351	21,146,056	19,573,670	6,004,931	6,694,325
—	—	—	—	—	—	129,919,332	—
9,032,491	4,267,782	580,153	625,090	8,502,103	4,413,943	41,362,000	4,571,160
(3,931,639)	(4,801,440)	(5,542,564)	(23,701,729)	(11,848,142)	(32,545,004)	(14,085,913)	(68,471,873)
97,903,209	37,357,363	2,388,318	(10,956,288)	17,800,017	(8,557,391)	163,200,350	(57,206,388)
90,113,295	48,422,742	(4,996,923)	(11,407,224)	12,993,443	22,479,022	107,430,527	(48,235,611)
102,121,585	53,698,843	48,461,622	59,868,846	142,544,864	120,065,842	306,338,035	354,573,646
$192,234,880	$102,121,585	$43,464,699	$48,461,622	$155,538,307	$142,544,864	$413,768,562	$306,338,035
$7,610,463	$(3,559)	$430,436	$502,190	$2,605,351	$2,167,266	$1,283,325	$1,323,275

4,458,973	2,022,167	623,165	948,289	925,981	950,655	346,038	380,860
—	—	—	—	—	—	8,046,136	—
434,112	234,644	48,589	46,995	422,209	217,660	2,420,926	257,462
(195,496)	(261,666)	(469,831)	(1,782,215)	(539,452)	(1,588,870)	(838,753)	(3,920,354)

4,697,589	1,995,145	201,923	(786,931)	808,738	(420,555)	9,974,347	(3,282,032)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Small Cap Index Portfolio		Mid Cap Stock Portfolio
For the periods ended	12/31/2015	12/31/2014	12/31/2015	12/31/2014
Operations
Net investment income/(loss)	$3,156,160	$2,226,236	$4,852,527	$4,477,794
Net realized gains/(losses)	22,865,934	19,496,569	117,649,621	81,651,039
Change in net unrealized appreciation/(depreciation)	(32,413,176)	(8,079,689)	(104,979,812)	(5,733,046)
Net Change in Net Assets Resulting From Operations	(6,391,082)	13,643,116	17,522,336	80,395,787
Distributions to Shareholders
From net investment income	(2,182,237)	(1,923,687)	(4,486,191)	(2,238,163)
From net realized gains	(19,386,011)	(17,451,260)	(81,601,370)	(31,748,560)
Total Distributions to Shareholders	(21,568,248)	(19,374,947)	(86,087,561)	(33,986,723)
Capital Stock Transactions
Sold	35,257,316	19,450,966	10,660,395	12,414,918
Issued in connection with merger	—	—	445,589,040	—
Distributions reinvested	21,568,248	19,374,947	86,087,561	33,986,723
Redeemed	(17,625,251)	(27,229,344)	(31,809,954)	(15,614,364)
Total Capital Stock Transactions	39,200,313	11,596,569	510,527,042	30,787,277
Net Increase/(Decrease) in Net Assets	11,240,983	5,864,738	441,961,817	77,196,341
Net Assets, Beginning of Period	268,626,586	262,761,848	752,618,439	675,422,098
Net Assets, End of Period	$279,867,569	$268,626,586	$1,194,580,256	$752,618,439
Accumulated Undistributed Net Investment Income/(Loss)	$3,093,435	$2,167,493	$4,149,933	$4,100,262
Capital Stock Share Transactions
Sold	2,092,201	1,139,106	601,576	681,375
Issued in connection with merger	—	—	27,661,254	—
Distributions reinvested	1,288,595	1,146,358	5,111,268	1,849,557
Redeemed	(1,041,563)	(1,589,636)	(1,878,331)	(855,258)

Total Capital Stock Share Transactions	2,339,233	695,828	31,495,767	1,675,674

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Mid Cap Index Portfolio		Partner Worldwide Allocation Portfolio		Partner All Cap Portfolio		Large Cap Growth Portfolio
12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2015	12/31/2014

$1,922,514	$1,182,443	$34,134,390	$38,146,324	$282,439	$312,718	$4,375,599	$5,587,936
10,955,840	6,974,875	(17,767,952)	69,845,647	3,983,649	8,714,041	113,543,834	163,556,942
(18,371,677)	3,812,395	(29,806,722)	(198,771,520)	(2,955,105)	(1,331,941)	(10,047,363)	(59,632,233)
(5,493,323)	11,969,713	(13,440,284)	(90,779,549)	1,310,983	7,694,818	107,872,070	109,512,645

(1,183,197)	(1,001,203)	(41,262,492)	(34,636,379)	(263,625)	(396,564)	(4,480,734)	(6,205,697)
(7,456,805)	(6,112,967)	—	—	(8,194,852)	—	—	—
(8,640,002)	(7,114,170)	(41,262,492)	(34,636,379)	(8,458,477)	(396,564)	(4,480,734)	(6,205,697)

45,971,973	20,796,010	30,446,483	22,264,244	19,782,668	5,673,145	26,854,540	27,123,582
—	—	—	—	—	—	61,211,950	—
8,640,002	7,114,170	41,262,492	34,636,379	8,458,477	396,564	4,480,734	6,205,697
(5,371,848)	(10,694,946)	(18,736,363)	(30,182,494)	(4,376,941)	(7,677,955)	(90,795,950)	(194,100,261)
49,240,127	17,215,234	52,972,612	26,718,129	23,864,204	(1,608,246)	1,751,274	(160,770,982)
35,106,802	22,070,777	(1,730,164)	(98,697,799)	16,716,710	5,690,008	105,142,610	(57,464,034)
145,063,488	122,992,711	1,607,290,786	1,705,988,585	69,498,392	63,808,384	1,004,507,744	1,061,971,778
$180,170,290	$145,063,488	$1,605,560,622	$1,607,290,786	$86,215,102	$69,498,392	$1,109,650,354	$1,004,507,744
$1,897,754	$1,159,699	$33,094,109	$38,622,010	$255,055	$296,891	$(98,849)	$35,506

2,837,565	1,310,042	3,182,107	2,250,484	1,444,191	431,176	893,765	1,017,440
—	—	—	—	—	—	2,142,856	—
536,230	447,533	4,320,951	3,380,214	636,871	29,955	145,529	222,358
(332,173)	(674,553)	(1,997,479)	(3,045,127)	(318,427)	(581,464)	(3,039,753)	(7,186,682)

3,041,622	1,083,022	5,505,579	2,585,571	1,762,635	(120,333)	142,397	(5,946,884)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Partner Growth Stock Portfolio		Large Cap Value Portfolio
For the periods ended	12/31/2015	12/31/2014	12/31/2015	12/31/2014
Operations
Net investment income/(loss)	$(134,892)	$(143,988)	$17,208,708	$15,485,509
Net realized gains/(losses)	4,853,817	9,097,342	69,943,107	61,684,298
Change in net unrealized appreciation/(depreciation)	4,236,795	(2,458,144)	(129,207,993)	23,223,019
Net Change in Net Assets Resulting From Operations	8,955,720	6,495,210	(42,056,178)	100,392,826
Distributions to Shareholders
From net investment income	—	—	(15,306,586)	(14,210,465)
From net realized gains	(8,951,938)	(6,496,774)	(35,220,436)	—
Total Distributions to Shareholders	(8,951,938)	(6,496,774)	(50,527,022)	(14,210,465)
Capital Stock Transactions
Sold	24,791,006	9,628,170	7,314,689	13,682,320
Issued in connection with merger	—	—	—	—
Distributions reinvested	8,951,938	6,496,774	50,527,022	14,210,465
Redeemed	(5,395,062)	(10,635,385)	(23,242,768)	(28,234,730)
Total Capital Stock Transactions	28,347,882	5,489,559	34,598,943	(341,945)
Net Increase/(Decrease) in Net Assets	28,351,664	5,487,995	(57,984,257)	85,840,416
Net Assets, Beginning of Period	81,721,986	76,233,991	1,205,002,455	1,119,162,039
Net Assets, End of Period	$110,073,650	$81,721,986	$1,147,018,198	$1,205,002,455
Accumulated Undistributed Net Investment Income/(Loss)	$(21,959)	$(19,923)	$15,909,295	$14,985,013
Capital Stock Share Transactions
Sold	1,312,766	519,716	447,454	851,800
Issued in connection with merger	—	—	—	—
Distributions reinvested	499,634	371,456	3,109,413	869,333
Redeemed	(282,125)	(581,551)	(1,419,730)	(1,755,314)

Total Capital Stock Share Transactions	1,530,275	309,621	2,137,137	(34,181)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Large Cap Stock Portfolio		Large Cap Index Portfolio		High Yield Portfolio		Income Portfolio
12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2015	12/31/2014

$11,036,561	$10,040,750	$11,078,421	$6,821,833	$48,070,494	$53,971,230	$50,985,951	$54,103,593
(11,510,381)	69,110,961	3,152,666	2,664,831	(12,320,952)	13,193,932	4,006,898	25,966,758
27,701,492	(36,495,875)	(9,132,504)	42,486,523	(53,105,492)	(47,671,133)	(63,743,049)	12,917,898
27,227,672	42,655,836	5,098,583	51,973,187	(17,355,950)	19,494,029	(8,750,200)	92,988,249

(10,019,263)	(7,274,387)	(6,663,271)	(5,820,275)	(48,028,166)	(54,199,192)	(50,670,151)	(53,952,988)
(63,898,912)	—	(2,302,000)	(927,955)	—	—	(30,735,056)	(17,510,205)
(73,918,175)	(7,274,387)	(8,965,271)	(6,748,230)	(48,028,166)	(54,199,192)	(81,405,207)	(71,463,193)

11,194,752	9,307,227	89,820,844	40,918,587	26,632,909	27,735,059	122,259,487	16,327,597
30,415,790	—	—	—	—	—	—	—
73,918,175	7,274,387	8,965,271	6,748,230	48,028,166	54,199,192	81,405,207	71,463,193
(24,437,928)	(29,323,725)	(24,176,844)	(35,085,339)	(152,940,377)	(113,316,667)	(169,751,450)	(134,662,331)
91,090,789	(12,742,111)	74,609,271	12,581,478	(78,279,302)	(31,382,416)	33,913,244	(46,871,541)
44,400,286	22,639,338	70,742,583	57,806,435	(143,663,418)	(66,087,579)	(56,242,163)	(25,346,485)
834,515,044	811,875,706	450,436,476	392,630,041	855,796,930	921,884,509	1,392,262,596	1,417,609,081
$878,915,330	$834,515,044	$521,179,059	$450,436,476	$712,133,512	$855,796,930	$1,336,020,433	$1,392,262,596
$10,417,603	$9,674,625	$10,979,600	$6,739,988	$68,605	$313,742	$316,882	$(113,133)

901,555	763,018	3,120,135	1,510,271	5,599,070	5,446,151	12,173,633	1,547,161
2,717,491	—	—	—	—	—	—	—
6,278,512	583,594	314,996	249,150	9,962,929	10,675,532	7,986,614	6,770,456
(1,997,861)	(2,403,756)	(840,976)	(1,307,336)	(32,135,168)	(22,365,303)	(16,838,619)	(12,771,102)

7,899,697	(1,057,144)	2,594,155	452,085	(16,573,169)	(6,243,620)	3,321,628	(4,453,485)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Bond Index Portfolio		Limited Maturity Bond Portfolio
For the periods ended	12/31/2015	12/31/2014	12/31/2015	12/31/2014
Operations
Net investment income/(loss)	$2,744,084	$3,314,697	$16,319,881	$18,619,779
Net realized gains/(losses)	1,041,644	1,450,014	1,198,638	(1,138,898)
Change in net unrealized appreciation/(depreciation)	(2,597,769)	4,703,041	(9,436,984)	456,626
Net Change in Net Assets Resulting From Operations	1,187,959	9,467,752	8,081,535	17,937,507
Distributions to Shareholders
From net investment income	(2,744,084)	(3,314,697)	(16,313,198)	(18,195,371)
Total Distributions to Shareholders	(2,744,084)	(3,314,697)	(16,313,198)	(18,195,371)
Capital Stock Transactions
Sold	20,209,678	11,545,085	112,264,971	32,112,602
Distributions reinvested	2,744,084	3,314,697	16,313,198	18,195,371
Redeemed	(14,058,228)	(23,075,491)	(314,787,709)	(114,240,511)
Total Capital Stock Transactions	8,895,534	(8,215,709)	(186,209,540)	(63,932,538)
Net Increase/(Decrease) in Net Assets	7,339,409	(2,062,654)	(194,441,203)	(64,190,402)
Net Assets, Beginning of Period	149,954,124	152,016,778	1,018,337,796	1,082,528,198
Net Assets, End of Period	$157,293,533	$149,954,124	$823,896,593	$1,018,337,796
Accumulated Undistributed Net Investment Income/(Loss)	$(602)	$(602)	$406,288	$425,277
Capital Stock Share Transactions
Sold	1,837,590	1,063,905	11,475,409	3,257,533
Distributions reinvested	249,362	306,504	1,661,359	1,845,982
Redeemed	(1,278,380)	(2,136,588)	(32,154,807)	(11,596,039)

Total Capital Stock Share Transactions	808,572	(766,179)	(19,018,039)	(6,492,524)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Money Market Portfolio
12/31/2015	12/31/2014

$(952)	$—
3,579	(759)
—	—
2,627	(759)

—	—
—	—

88,468,253	65,254,801
—	—
(68,005,209)	(85,420,968)
20,463,044	(20,166,167)
20,465,671	(20,166,926)
126,414,788	146,581,714
$146,880,459	$126,414,788
$—	$—

88,468,253	65,254,800
—	—
(68,005,209)	(85,420,967)

20,463,044	(20,166,167)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a corporation organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into twenty-seven separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation Portfolios, four income plus Portfolios, fourteen equity Portfolios, four fixed-income Portfolios, and one money market Portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

Each of the Portfolios is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 - Financial Services - Investment Companies.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(A) Mergers – At a meeting held on August 14, 2015, contractholders of Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Natural Resources Portfolio, and Thrivent Partner Technology Portfolio (the “Target Portfolios”) approved the merger of the Target Portfolios into the Portfolios shown below (the “Acquiring Portfolios”).

Target Portfolios		Acquiring Portfolios
Partner Small Cap Growth	>	Small Cap Stock
Partner Small Cap Value	>	Small Cap Stock
Mid Cap Growth	>	Mid Cap Stock
Partner Mid Cap Value	>	Mid Cap Stock
Natural Resources	>	Large Cap Stock
Partner Technology	>	Large Cap Growth

The mergers occurred at the close of business on August 21, 2015. Acquisition of the assets and liabilities of the Target Portfolios by the Acquiring Portfolios were followed by the distribution of the Acquiring Portfolios’ shares to the Target Portfolios’ contract holders. The shares issued of the Acquiring Portfolios are disclosed in the Statement of Changes in Net Assets.

The mergers were accomplished by tax free exchanges as detailed below:

Portfolio	Description	Net Assets as of August 21, 2015
Small Cap Stock	Acquiring Portfolio	$307,383,234
Partner Small Cap Growth	Target Portfolio	$48,776,411
Partner Small Cap Value	Target Portfolio	$81,142,921
Small Cap Stock	After Acquisition	$437,302,566
Mid Cap Stock	Acquiring Portfolio	$725,136,640
Mid Cap Growth	Target Portfolio	$411,465,006
Partner Mid Cap Value	Target Portfolio	$34,124,034
Mid Cap Stock	After Acquisition	$1,170,725,680
Large Cap Stock	Acquiring Portfolio	$822,157,367
Natural Resources	Target Portfolio	$30,415,790
Large Cap Stock	After Acquisition	$852,573,157
Large Cap Growth	Acquiring Portfolio	$983,293,490
Partner Technology	Target Portfolio	$61,211,950

Large Cap Growth	After Acquisition	$1,044,505,440

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

As of August 21, 2015, the net assets of the Target Portfolios were comprised of the following:

Target Portfolio	Unrealized Appreciation/ (Depreciation)	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)	Capital Stock
Partner Small Cap Growth	$5,116,383	$(155,592)	$17,762,180	$26,053,440
Partner Small Cap Value	$12,172,079	$(465,732)	$106,081,143	$(36,644,569)
Mid Cap Growth	$98,121,712	$43,055	$(204,124)	$313,504,363
Partner Mid Cap Value	$(4,097,780)	$1,374,245	$53,479,724	$(16,632,155)
Natural Resources	$(13,776,587)	$(11,187)	$(4,240,765)	$48,444,329
Partner Technology	$13,378,254	$(163,802)	$114,262	$47,883,236

The Target Portfolios’ capital loss carryovers are carried over to the Acquiring Portfolios. The amounts, if any, and applicable limitations are disclosed in Note (4) Tax Information.

Assuming the mergers had been completed on January 1, 2015 the Acquiring Portfolios’ pro-forma results of operations for the year ended December 31, 2015 would be the following:

Acquiring Portfolio	Net Change in Unrealized Appreciation/ (Depreciation)	Net Investment Income	Net Gains/(Losses) on Investments	Net Increase in Net Assets from Operations
Small Cap Stock	$(152,472,171)	$3,806,264	$132,587,125	$(16,078,782)
Mid Cap Stock	$(198,911,176)	$5,856,004	$202,884,388	$9,829,216
Large Cap Stock	$20,534,205	$11,163,071	$(11,315,733)	$20,381,543
Large Cap Growth	$(11,635,658)	$4,348,728	$115,283,367	$107,996,437

The financial statements reflect the operations of the Acquiring Portfolios for the period prior to the merger and the combined Portfolios for the period subsequent to the mergers. Because the combined investment portfolios have been managed as a single integrated portfolio since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Natural Resources Portfolio, and Thrivent Partner Technology Portfolio that have been included in the Acquiring Portfolios’ Statement of Operations since the mergers were completed.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using price quotes obtained from third-party broker-dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Swap agreements are valued at the latest bid quotation of the contract as furnished by an independent pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio and the Adviser follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Portfolios’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Portfolios’ valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Portfolios. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Portfolios (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of December 31, 2015, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2012 through 2015. Additionally, as of December 31, 2015, the tax year ended December 31, 2011 is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

As of December 31, 2015, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding in the Statement of Operations. The Portfolios pay tax on foreign capital gains, where applicable.

(E) Expenses and Income – Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date. However, in certain foreign markets where the declaration date follows the ex-dividend date, the dividend income will be recorded as soon as the Portfolio is informed of the declaration date.

For certain securities, including real estate investment trusts, the Fund records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders – Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise tax would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio, and Opportunity Income Plus Portfolio; declared daily and reinvested monthly for the Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(G) Derivative Financial Instruments – Each of the Portfolios, with the exception of the Money Market Portfolio, may invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each applicable Portfolio may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each applicable Portfolio may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Portfolio’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Portfolio. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Portfolios because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Portfolios. Using derivatives to hedge can guard against potential risks, but it also adds to the Portfolios’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

In order to define their contractual rights and to secure rights that will help the Portfolios mitigate their counterparty risk, the Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/ or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Portfolio has been noted in the Schedule of Investments. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolios attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Portfolios, with the exception of the Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Portfolio has purchased an option, exercises that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required. In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Futures Contracts – All Portfolios, with the exception of the Money Market Portfolio, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, with the exception of the Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio.

Swap Agreements – All Portfolios, with the exception of the Money Market Portfolio, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Portfolio accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection buyer or the protection seller.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Aggressive Allocation
Futures Contracts	1,886,206	—	1,886,206	1,886,206	—	—	—
Moderately Aggressive Allocation
Futures Contracts	6,378,209	—	6,378,209	6,378,209	—	—	—
Moderate Allocation
Futures Contracts	8,547,806	—	8,547,806	7,415,991	—	—	1,131,815(*)
Moderately Conservative Allocation
Futures Contracts	2,631,610	—	2,631,610	2,274,110	—	—	357,500(*)
Growth and Income Plus
Futures Contracts	4,109	—	4,109	4,109	—	—	—
Swap Credit Contracts	38	—	38	—	—	—	38(†)
Balanced Income Plus
Futures Contracts	24,796	—	24,796	24,796	—	—	—
Swap Credit Contracts	570	—	570	—	—	—	570(†)
Diversified Income Plus
Futures Contracts	264,967	—	264,967	62,418	—	—	202,549(*)
Opportunity Income Plus
Futures Contracts	15,172	—	15,172	3,188	—	—	11,984(*)
Partner Worldwide Allocation
Futures Contracts	1,040,558	—	1,040,558	1,040,558	—	—	—
Exchange Contracts	832,453	—	832,453	569,843	—	—	262,610(‡)
Large Cap Stock
Futures Contracts	100,800	—	100,800	100,800	—	—	—
Income
Futures Contracts	253,000	—	253,000	253,000	—	—	—
Limited Maturity Bond
Futures Contracts	10,079	—	10,079	10,079	—	—	—

(*)	Net futures amount represents the net amount receivable from the counterparty in the event of a default.
(†)	Net swap credit contracts amount represents the net amount receivable from the counterparty in the event of a default.
(‡)	Net exchange contract amount represents the net amount receivable from the counterparty in the event of a default.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Aggressive Allocation
Futures Contracts	2,110,065	—	2,110,065	1,886,206	—	223,859	—
Moderately Aggressive Allocation
Futures Contracts	6,421,978	—	6,421,978	6,378,209	—	43,769	—
Securities Lending	80,456,520	—	80,456,520	78,219,419	—	—	2,237,101^
Moderate Allocation
Futures Contracts	7,415,991	—	7,415,991	7,415,991	—	—	—
Securities Lending	182,839,267	—	182,839,267	178,096,093	—	—	4,743,174^
Moderately Conservative Allocation
Futures Contracts	2,274,110	—	2,274,110	2,274,110	—	—	—
Securities Lending	68,616,520	—	68,616,520	67,079,574	—	—	1,536,946^
Growth and Income Plus
Futures Contracts	6,081	—	6,081	4,109	—	1,972	—
Balanced Income Plus
Futures Contracts	29,875	—	29,875	24,796	—	5,079	—
Securities Lending	9,667,927	—	9,667,927	9,410,561	—	—	257,366^
Diversified Income Plus
Futures Contracts	62,418	—	62,418	62,418	—	—	—
Securities Lending	341,050	—	341,050	319,654	—	—	21,396^
Opportunity Income Plus
Futures Contracts	3,188	—	3,188	3,188	—	—	—
Swap Credit Contracts	96	—	96	—	—	96	—
Partner Emerging Markets Equity
Securities Lending	212,275	—	212,275	199,539	—	—	12,736^
Small Cap Stock
Securities Lending	40,959,020	—	40,959,020	39,664,169	—	—	1,294,851^
Small Cap Index
Futures Contracts	110,400	—	110,400	—	—	110,400	—
Securities Lending	15,229,214	—	15,229,214	14,659,624	—	—	569,590^
Mid Cap Stock
Securities Lending	57,473,443	—	57,473,443	55,289,517	—	—	2,183,926^
Mid Cap Index
Futures Contracts	93,233	—	93,233	—	—	93,233	—
Securities Lending	5,872,212	—	5,872,212	5,621,285	—	—	250,927^
Partner Worldwide Allocation
Futures Contracts	1,088,023	—	1,088,023	1,040,558	—	47,465	—
Exchange Contracts	813,272	—	813,272	569,843	—	—	243,429	#
Securities Lending	18,465,884	—	18,465,884	17,361,358	—	—	1,104,526^
Partner All Cap
Securities Lending	786,450	—	786,450	745,820	—	—	40,630^
Large Cap Growth
Futures Contracts	132,340	—	132,340	—	—	132,340	—
Securities Lending	10,560,850	—	10,560,850	10,240,020	—	—	320,830^
Partner Growth Stock
Securities Lending	3,501,278	—	3,501,278	3,415,772	—	—	85,506^
Large Cap Value
Securities Lending	13,026,675	—	13,026,675	13,026,675	—	—	—
Large Cap Stock
Futures Contracts	1,281,219	—	1,281,219	100,800	—	1,180,419	—
Securities Lending	4,545,524	—	4,545,524	4,343,137	—	—	202,387^

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Large Cap Index
Futures Contracts	168,960	—	168,960	—	—	168,960	—
Securities Lending	1,894,887	—	1,894,887	1,841,982	—	—	52,905^
High Yield
Securities Lending	42,864,685	—	42,864,685	41,133,634	—	—	1,731,051^
Income
Futures Contracts	380,539	—	380,539	253,000	—	127,539	—
Securities Lending	28,613,386	—	28,613,386	27,727,136	—	—	886,250^
Bond Index
Securities Lending	815,750	—	815,750	796,464	—	—	19,286^
Limited Maturity Bond
Futures Contracts	273,745	—	273,745	10,079	—	263,666	—
Securities Lending	11,023,000	—	11,023,000	10,703,545	—	—	319,455^

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
*	Net securities lending amounts represent the net amount payable from the counterparty in the event of a default.
#	Net exchange contract amounts represent the net amount payable from the counterparty in the event of a default.

(H) Mortgage Dollar Roll Transactions — Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Portfolios must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Portfolios are required to segregate collateral with the custodian - depending on market movements - for their mortgage dollar rolls. The value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(I) Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of collateral received. Any additional collateral is adjusted and settled on the next business day. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned in the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money. Generally, in the event of borrower default, the Portfolio has the right to use the collateral to offset any losses incurred. However, in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

As of December 31, 2015, the value of securities on loan is as follows:

Fund	Securities on Loan
Moderately Aggressive Allocation	$78,219,419
Moderate Allocation	178,096,093
Moderately Conservative Allocation	67,079,574
Balanced Income Plus	9,410,561
Diversified Income Plus	319,654
Partner Emerging Markets Equity	199,539
Small Cap Stock	39,664,169
Small Cap Index	14,659,624
Mid Cap Stock	55,289,517
Mid Cap Index	5,621,285
Partner Worldwide Allocation	17,361,358
Partner All Cap	745,820
Large Cap Growth	10,240,020
Partner Growth Stock	3,415,772
Large Cap Value	13,047,354
Large Cap Stock	4,343,137
Large Cap Index	1,841,982
High Yield	41,133,634
Income	27,727,136
Bond Index	796,464
Limited Maturity Bond	10,703,545

(J) When-Issued and Delayed Delivery Transactions – Each Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(K) Treasury Inflation Protected Securities – Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(L) Repurchase Agreements – Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2015, no Portfolios engaged in this type of investment.

(M) Equity-Linked Structured Securities – Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended, December 31, 2015, none of the Portfolios engaged in these types of transactions.

(N) Stripped Securities – Certain Portfolios may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

(O) Credit Risk – The Portfolios may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

(P) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Loan Commitments – Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments.

(R) Loss Contingencies – Thrivent High Yield Portfolio and Thrivent Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. Thrivent High Yield Portfolio at one time held term loans in an original principal amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Thrivent Income Portfolio is named as a defendant in this action, but we do not expect that the Portfolio’s assets will be subject to a loss contingency.

Thrivent Balanced Income Plus Portfolio (formerly known as Thrivent Balanced Portfolio) and Thrivent Large Cap Index Portfolio are defendants in two separate adversary actions: One was filed in federal court on November 1, 2010 by the Official Committee of Unsecured Creditors of Tribune Company (“Tribune”) and the other was filed in the state of Minnesota on June 2, 2011 by the successor trustees of certain series of debt securities issued by Tribune. These actions have since been consolidated and moved to the United States District Court of the Southern District of New York as consolidated multi-district litigation. The actions seek to determine whether stock repurchases of Tribune stock in connection with a leveraged buyout of Tribune in 2007 (the “LBO Transaction”) were fraudulent transactions that can be voided requiring repurchase payments to be returned to the Tribune bankruptcy estate. Thrivent Balanced Income Plus Portfolio and Thrivent Large Cap Index Portfolio tendered Tribune stock in the LBO Transaction in exchange for $115,600 and $219,300 respectively. If the plaintiffs are successful, it is reasonably possible that these Portfolios would be required to return payments in some amount. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Thrivent Mid Cap Index Portfolio is a potential defendant in an adversary action filed on October 22, 2010 by the trustee of the LB Creditor Trust. The suit seeks to determine whether certain pre-bankruptcy distributions in December 2007 by Lyondell Chemical Company (“Lyondell”) to its shareholders were fraudulent transactions that can be voided and repaid to Lyondell’s creditors. Thrivent Mid Cap Index Portfolio owned shares of Lyondell stock before the merger and on December 21, 2007 tendered its shares of Lyondell for $1,542,720. On November 18, 2015, the court dismissed certain of the claims made by the plaintiff, but allowed others to survive for further consideration. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Thrivent Opportunity Income Plus Portfolio (formerly known as Mortgage Securities Portfolio) was obligated to pay $133,203 to Lehman Brothers as of October 14, 2008. Because of the collapse of Lehman Brothers, the securities and obligations remain involved in litigation and bankruptcy proceedings. At the conclusion of legal proceedings, it is reasonably possible that Thrivent Opportunity Income Plus Portfolio could be required to pay all or a portion of the $133,203. However, it is also reasonably possible that the Portfolio would be able to offset some of this liability because of amounts owed to the Portfolio by Lehman Brothers at the time of its bankruptcy. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

(S) Litigation – Awards from class action litigation are recorded as realized gains on payment date.

(T) Recent Accounting Pronouncements –

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU No. 2015-

07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

(U) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

Until August 31, 2015, the four Asset Allocation Portfolios – Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio and Moderately Conservative Allocation Portfolio – paid investment advisory fees for asset allocation services, in addition to a separate advisory fee for investments (other than underlying Thrivent Portfolios) held directly by the Asset Allocation Portfolios. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000 to $5,000M	Over $5,000 to $10,000M	Over $10,000M
Aggressive Allocation	0.150%	0.125%	0.100%	0.075%	0.050%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%	0.075%	0.050%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%	0.075%	0.050%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%	0.075%	0.050%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%	0.450%	0.450%

Beginning September 1, 2015, the four Asset Allocation Portfolios paid one fee for investment advisory services. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Portfolios as a result of their investments in any other portfolio for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Fund and the Adviser. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000 to $5,000M	Over $5,000 to $10,000M	Over $10,000M
Aggressive Allocation	0.750%	0.725%	0.700%	0.675%	0.650%
Moderately Aggressive Allocation	0.700%	0.675%	0.650%	0.625%	0.600%
Moderate Allocation	0.650%	0.625%	0.600%	0.575%	0.550%
Moderately Conservative Allocation	0.600%	0.575%	0.550%	0.525%	0.500%

For all other Portfolios, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M – Millions)	$0 to $50M	Over $50 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $1,500M	Over $1,500 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Growth and Income Plus	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.475%	0.450%	0.425%
Diversified Income Plus	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Opportunity Income Plus	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Partner Healthcare*	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

			Over	Over	Over	Over	Over	Over	Over	Over
	$0 to	Over $50	$200 to	$250 to	$500 to	$750 to	$1,000 to	$1,500 to	$2,000 to	$2,500 to	Over
Portfolio (M – Millions)	$50M	to $200M	$250M	$500M	$750M	$1,000M	$1,500M	$2,000M	$2,500M	$5,000M	$5,000M
Partner Emerging Markets Equity	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Real Estate Securities	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Small Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Small Cap Index	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.150%	0.100%	0.100%	0.100%
Mid Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Mid Cap Index	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.150%	0.100%	0.100%	0.100%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.800%	0.750%	0.750%	0.750%	0.750%
Partner All Cap	0.950%	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Large Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Growth Stock	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Value	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.575%	0.550%	0.475%	0.475%	0.475%	0.450%	0.425%
Large Cap Index	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.150%	0.100%	0.100%	0.100%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Income	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Bond Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Limited Maturity Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Money Market**	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%

*	Effective January 1, 2016, the fees payable for investment advisory services by Partner Healthcare is equal to 0.950% of the first $50 million of average daily net assets, 0.900% of the next $50 million, 0.850% of the next $150 million and 0.800% of average daily net assets over $250 million.
**	Effective February 1, 2016, the fees payable for investment advisory services by Money Market is 0.35% for all assets.

(B)	Sub-Adviser Fees – The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

Partner Healthcare Portfolio

The Adviser has entered into a subadvisory agreement with Sectoral Asset Management, Inc. for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $50 million of average daily net assets, 0.60% of the next $50 million, 0.40% of the next $150 million and 0.35% of average daily net assets over $250 million.

Partner Emerging Markets Equity Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Managers Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Equity Fund (as of February 27, 2015), Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen, and Goldman Sachs Asset Mangement, LP (“GSAM”) for the performance of subadvisory services.

Through December 31, 2015, the fee payable for Mercator was equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Effective January 1, 2016, the fee payable for Mercator is equal to 0.70% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.50% of the next $250 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Equity Portfolio, Partner Emerging Markets Equity Fund (as of February 27, 2015) and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

The fee payable for GSAM for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by GSAM.

Effective February 26, 2015, the Adviser terminated the subadvisory agreements with DuPont Capital. Until February 26, 2015, the fee payable for DuPont Capital was equal to 0.72% of the first $50 million of average daily net assets managed by DuPont Capital and 0.68% of average daily net assets over $50 million. Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Emerging Markets Equity Fund is included in determining breakpoints for the assets managed by DuPont Capital.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis Advisors”) for the performance of subadvisory services. Pyramis Advisors is a wholly owned subsidiary of Fidelity Management & Research Corporation. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million. Effective January 4, 2016, Pyramis Global Advisors, LLC changed its name to FIAM LLC.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

(C) Expense Reimbursements – For the period ended December 31, 2015, Thrivent Financial has voluntarily agreed to reimburse certain portfolio level expenses of Thrivent Money Market Portfolio to the extent necessary in order to maintain a minimum annualized net yield of 0.00%.

For the period ended December 31, 2015, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner Healthcare	0.07%	N/A

For the period ended December 31, 2015, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Growth and Income Plus	0.80%	4/30/2016
Opportunity Income Plus	0.75%	4/30/2016
Partner Healthcare[1]	1.10%	4/30/2016
Partner Emerging Markets Equity	1.40%	4/30/2016
Partner All Cap[2]	0.90%	4/30/2016
Partner Growth Stock[3]	0.85%	4/30/2016

[1]	Voluntary expense cap of 1.10% was in effect from January 1, 2015 through April 30, 2015.
[2]	Prior contractual expense cap of 0.95% expired on April 30, 2015.
[3]	Prior voluntary expense reimbursement of 0.10% became a contractual expense cap of 0.85% effective May 1, 2015.

In connection with the portfolio mergers which occurred on August 21, 2015, Thrivent Asset Management voluntarily agreed to reimburse advisory fees to the surviving portfolio equal to the amount of estimated commission costs expected to take place after the merger was complete. The reimbursed amounts were $88,000 for Thrivent Mid Cap Stock Portfolio, $27,500 for Thrivent Large Cap Stock Portfolio, and $15,800 for Thrivent Large Cap Growth Portfolio.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

(D) Other Expenses – The Fund has entered into an accounting and administrative services agreement with the Adviser to provide certain accounting and administrative personnel and services to the Portfolios. For the year ended December 31, 2015, the Adviser received aggregate fees for accounting and administrative personnel and services of $8,125,163 from the Fund.

Each Director who is not affiliated with the Adviser receives an annual fee from the Fund for services as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of the Fund. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of the Fund. Their fees as well as the change in value are included in Director’s fees in the Statement of Operations. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The Payable for director deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those Directors not participating in the above plan received $439,934 in fees from the Fund for the year ended December 31, 2015. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(E) Indirect Expenses – Some Portfolios invest in other open-ended funds. Fees and expenses of those underlying funds are not included in those Portfolios’ expense ratios. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Portfolios, other than Thrivent Cash Management Trust. The contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

	Accumulated
	Undistributed	Accumulated
	Net	Undistributed
	Investment	Net Realized
Portfolio	Income/(Loss)	Gain/(Loss)	Capital Stock
Aggressive Allocation	$2,775,666	$(2,775,665)	$(1)
Moderately Aggressive Allocation	11,841,899	(11,841,894)	(5)
Moderate Allocation	11,908,991	(11,908,981)	(10)
Moderately Conservative Allocation	4,423,934	(4,423,928)	(6)
Growth and Income Plus	(13,737)	13,737	—
Balanced Income Plus	(310,543)	310,552	(9)
Diversified Income Plus	421,435	(421,435)	—
Opportunity Income Plus	(771)	771	—
Partner Healthcare	(43,747)	43,747	—
Partner Emerging Markets Equity	(14,531)	14,531	—
Real Estate Securities	(31,405)	31,405	—
Small Cap Stock	299,179	(123,660,862)	123,361,683
Small Cap Index	(47,981)	47,981	—
Mid Cap Stock	(1,733,965)	(53,239,093)	54,973,058
Mid Cap Index	(1,262)	1,262	—
Partner Worldwide Allocation	1,600,201	(1,600,201)	—
Partner All Cap	(60,650)	60,650	—
Large Cap Growth	134,582	(125,244)	(9,338)
Partner Growth Stock	132,856	1,724	(134,580)
Large Cap Value	(977,840)	977,872	(32)
Large Cap Stock	(263,133)	263,151	(18)
Large Cap Index	(175,538)	175,538	—
High Yield	(287,465)	287,465	—
Income	114,215	(114,215)	—
Limited Maturity Bond	(25,672)	25,672	—
Money Market	952	(2,820)	1,868

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income#	Undistributed Long- Term Capital Gain
Aggressive Allocation	$11,552,812	$51,951,459
Moderately Aggressive Allocation	72,442,132	203,660,665
Moderate Allocation	150,567,208	224,078,106
Moderately Conservative Allocation	74,836,557	48,949,574
Growth and Income Plus	1,806,407	1,404,761
Balanced Income Plus	8,511,081	11,345,602
Diversified Income Plus	17,533,627	1,401,790
Opportunity Income Plus	54,230	—
Partner Healthcare	9,562,480	4,950,825
Partner Emerging Markets Equity	510,872	—
Real Estate Securities	2,654,903	604,171
Small Cap Stock	1,444,470	20,811,893
Small Cap Index	3,184,175	22,571,385
Mid Cap Stock	4,391,033	132,335,108
Mid Cap Index	2,030,512	11,127,379
Partner Worldwide Allocation	35,668,469	—
Partner All Cap	1,922,264	2,402,118
Large Cap Growth	211,399	85,392,249
Partner Growth Stock	—	5,227,377
Large Cap Value	16,057,044	70,001,228
Large Cap Stock	10,800,460	—
Large Cap Index	11,207,810	3,493,841
High Yield	549,008	—
Income	14,283	1,034,971
Bond Index	56,540	352,623
Limited Maturity Bond	443,336	—

#	Undistributed ordinary income includes income derived from short-term capital gains.

At December 31, 2015, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

Portfolio	Capital Loss Carryover	Expiration Year
Opportunity Income Plus	$1,734,167	Unlimited
Partner Emerging Markets Equity	$1,225,908	Unlimited
Partner Worldwide Allocation	$20,406,243	Unlimited
	119,995,485	2016

	$140,401,728

Large Cap Stock	$15,443,671	Unlimited
High Yield	$12,006,858	Unlimited
	24,454,205	2016
	46,838,004	2017

	$83,299,067

Limited Maturity Bond	$4,659,445	2017

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code. Unlimited capital loss carryovers will be utilized before capital loss carryovers with expiration dates.

Of the capital loss carryovers attributable to Large Cap Stock Portfolio, $4,160,051 was obtained as a result of the reorganization, as described in Note (1)(A), with Natural Resources Portfolio in August 2015.

During the fiscal year 2015, capital loss carryovers utilized by the Portfolios were as follows:

Portfolio	Capital Loss Carryover
Partner Emerging Markets Equity	$280,941
Large Cap Growth	27,862,025
Bond Index	688,692
Limited Maturity Bond	1,040,420
Money Market	759

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Ordinary Income[a]		Long-Term Capital Gain
Portfolio	12/31/15	12/31/14	12/31/15	12/31/14
Aggressive Allocation	$20,847,112	$11,094,169	$53,446,651	$16,430,978
Moderately Aggressive Allocation	118,236,201	87,033,784	166,048,750	73,142,634
Moderate Allocation	233,639,585	167,287,487	237,675,744	131,188,187
Moderately Conservative Allocation	107,521,545	70,435,909	66,736,835	56,993,206
Growth and Income Plus	3,314,826	5,240,749	1,658,511	2,573,125
Balanced Income Plus	12,159,888	5,039,798	5,301,647	50,854,413
Diversified Income Plus	17,973,443	11,945,610	6,562,694	—
Opportunity Income Plus	2,967,738	2,013,133	—	—
Partner Healthcare	4,928,752	567,852	4,103,739	3,699,930
Partner Emerging Markets Equity	580,153	625,090	—	—
Real Estate Securities	2,532,458	2,006,084	5,969,645	2,407,859
Small Cap Stock	9,695,095	760,245	31,666,905	3,810,915
Small Cap Index	2,834,335	3,285,051	18,733,913	16,089,896
Mid Cap Stock	16,535,329	2,238,163	69,552,232	31,748,560
Mid Cap Index	1,772,997	1,514,929	6,867,005	5,599,241
Partner Worldwide Allocation	41,262,492	34,636,379	—	—
Partner All Cap	3,491,549	396,564	4,966,928	—
Large Cap Growth	4,480,734	6,205,697	—	—
Partner Growth Stock	410,740	186,646	8,541,198	6,310,128
Large Cap Value	15,306,586	14,210,465	35,220,436	—
Large Cap Stock	10,870,927	7,274,387	63,047,248	—
Large Cap Index	7,189,484	6,355,717	1,775,787	392,513
High Yield	48,028,166	54,199,192	—	—
Income	54,155,618	53,952,988	27,249,589	17,510,205
Bond Index	2,744,084	3,314,697	—	—
Limited Maturity Bond	16,313,198	18,195,371	—	—

[a]	Ordinary income includes income derived from Short-term Capital Gains, if any.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the year ended December 31, 2015, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$497,366	$387,250
Moderately Aggressive Allocation	2,371,533	1,691,888
Moderate Allocation	3,941,709	2,794,935
Moderately Conservative Allocation	1,589,966	1,220,808
Growth and Income Plus	118,531	116,130
Balanced Income Plus	284,008	264,220
Diversified Income Plus	399,166	333,906
Opportunity Income Plus	50,001	28,985
Partner Healthcare	190,048	106,784
Partner Emerging Markets Equity	4,599	1,945
Real Estate Securities	30,746	18,382
Small Cap Stock	310,547	317,881
Small Cap Index	78,657	51,727
Mid Cap Stock	671,228	680,830
Mid Cap Index	80,050	29,651
Partner Worldwide Allocation	1,198,328	1,150,396
Partner All Cap	70,525	55,479
Large Cap Growth	680,184	761,235
Partner Growth Stock	50,215	32,341
Large Cap Value	404,903	401,185
Large Cap Stock	427,719	504,883
Large Cap Index	90,930	15,213
High Yield	300,286	397,572
Income	586,336	641,259
Bond Index	21,339	18,153
Limited Maturity Bond	243,160	354,322

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$133,299	$128,706
Moderately Aggressive Allocation	2,298,609	2,266,532
Moderate Allocation	9,141,026	9,044,867
Moderately Conservative Allocation	5,886,428	5,678,989
Growth and Income Plus	31,098	30,890
Balanced Income Plus	183,088	180,075
Diversified Income Plus	152,060	160,783
Opportunity Income Plus	124,745	119,695
Partner Worldwide Allocation	73,246	73,300
Income	649,498	615,957
Bond Index	563,202	559,872
Limited Maturity Bond	453,186	546,816

(B) Investments in High-Yielding Securities – High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except the Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in lower rated categories or will be non-rated and generally will involve more risk than securities in higher rated categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(C) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(D) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the year ended December 31, 2015, were as follows:

	Number of Contracts	Premium Amount
Limited Maturity Bond
Balance at December 31, 2014	—	$—
Opened	103	51,186
Closed	(103)	(51,186)
Expired	—	—
Exercised	—	—
Balance at December 31, 2015	—	$—

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios or affiliated Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another Portfolio or Fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/ or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

During the year ended December 31, 2015, the following Portfolios engaged in purchase transactions that complied with Rule 17a-7 of the 1940 Act.

Portfolio	Purchase Amount
Aggressive Allocation	$36,051,280
Moderately Aggressive Allocation	146,114,164
Moderate Allocation	264,141,538
Moderately Conservative Allocation	96,283,442
Growth and Income Plus	13,665,353
Diversified Income Plus	31,885,870
Small Cap Index	1,635,029
Mid Cap Index	9,616,313
Large Cap Index	3,813,697

During the year ended December 31, 2015, the following Portfolios engaged in sale transactions that complied with Rule 17a-7 of the 1940 Act.

Portfolio	Sales Proceeds	Realized Gain/(Loss)
Aggressive Allocation	$10,202,285	$874,355
Moderately Conservative Allocation	40,554,494	(7,303,476)
Balanced Income Plus	45,551,223	7,784,198
Small Cap Stock	45,872,426	786,386
Small Cap Index	8,793,714	5,857,873
Mid Cap Stock	315,892,762	57,475,968
Mid Cap Index	5,448,726	1,703,057
Large Cap Growth	7,888,684	4,938,436
High Yield	54,243,298	1,895,241

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life and retirement plans sponsored by Thrivent Financial.

As of December 31, 2015, authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Aggressive Allocation	350,000,000	$0.01
Moderately Aggressive Allocation	700,000,000	0.01
Moderate Allocation	1,200,000,000	0.01
Moderately Conservative Allocation	800,000,000	0.01
Growth and Income Plus	200,000,000	0.01
Balanced Income Plus	200,000,000	0.01
Diversified Income Plus	250,000,000	0.01
Opportunity Income Plus	50,000,000	0.01
Partner Healthcare	50,000,000	0.01
Partner Emerging Markets Equity	100,000,000	0.01
Real Estate Securities	100,000,000	0.01
Small Cap Stock	200,000,000	0.01

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Portfolio	Shares Authorized	Par Value
Small Cap Index	200,000,000	0.01
Mid Cap Stock	200,000,000	0.01
Mid Cap Index	200,000,000	0.01
Partner Worldwide Allocation	700,000,000	0.01
Partner All Cap	100,000,000	0.01
Large Cap Growth	300,000,000	0.01
Partner Growth Stock	50,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	400,000,000	0.01
Large Cap Index	200,000,000	0.01
High Yield	350,000,000	0.01
Income	300,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	450,000,000	0.01
Money Market	1,200,000,000	0.01

(8) MONEY MARKET FUND REGULATORY REFORM

On July 23, 2014, the Securities and Exchange Commission adopted amendments to Rule 2a-7 under the Investment Company Act of 1940 - which is the primary rule governing the operation of money market portfolios. In connection with the amendments to Rule 2a-7, the Board of Directors of Thrivent Money Market Portfolio (the “Portfolio”) approved changes to the Portfolio’s principal investment strategies to allow the Portfolio to qualify and begin operating as a “government money market portfolio,” effective February 1, 2016. As such, the Portfolio will invest at least 99.5% of its total assets in government securities, cash, and repurchase agreements collateralized fully by government securities or cash.

(9) SUBSEQUENT EVENTS

Management of the Portfolios has evaluated the impact of subsequent events through February 18, 2016, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

(10) MARKET RISK

Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of a Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry. As of December 31, 2015, Large Cap Growth Portfolio had portfolio concentration greater than 30% in the information technology sector, and Partner Emerging Markets Equity Portfolio and Income Portfolio had portfolio concentrations greater than 30% in the financial sector.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2015	$15.44	$0.10	$(0.13)	$(0.03)	$(0.16)	$(1.06)
Year Ended 12/31/2014	15.04	0.10	0.80	0.90	(0.07)	(0.43)
Year Ended 12/31/2013	12.15	0.07	3.17	3.24	(0.17)	(0.18)
Year Ended 12/31/2012	11.40	0.17	1.18	1.35	(0.08)	(0.52)
Year Ended 12/31/2011	12.22	0.06	(0.52)	(0.46)	(0.16)	(0.20)
MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2015	14.72	0.17	(0.26)	(0.09)	(0.19)	(0.67)
Year Ended 12/31/2014	14.37	0.16	0.71	0.87	(0.13)	(0.39)
Year Ended 12/31/2013	12.31	0.12	2.44	2.56	(0.20)	(0.30)
Year Ended 12/31/2012	11.19	0.21	1.21	1.42	(0.14)	(0.16)
Year Ended 12/31/2011	11.89	0.12	(0.45)	(0.33)	(0.23)	(0.14)
MODERATE ALLOCATION PORTFOLIO
Year Ended 12/31/2015	13.90	0.21	(0.26)	(0.05)	(0.21)	(0.55)
Year Ended 12/31/2014	13.63	0.18	0.62	0.80	(0.16)	(0.37)
Year Ended 12/31/2013	12.28	0.16	1.66	1.82	(0.20)	(0.27)
Year Ended 12/31/2012	11.25	0.20	1.10	1.30	(0.19)	(0.08)
Year Ended 12/31/2011	11.79	0.17	(0.28)	(0.11)	(0.26)	(0.17)
MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2015	12.89	0.20	(0.24)	(0.04)	(0.23)	(0.35)
Year Ended 12/31/2014	12.71	0.23	0.43	0.66	(0.20)	(0.28)
Year Ended 12/31/2013	12.07	0.20	0.87	1.07	(0.19)	(0.24)
Year Ended 12/31/2012	11.28	0.18	0.89	1.07	(0.19)	(0.09)
Year Ended 12/31/2011	11.66	0.18	(0.16)	0.02	(0.25)	(0.15)
GROWTH AND INCOME PLUS PORTFOLIO
Year Ended 12/31/2015	10.72	0.24	(0.32)	(0.08)	(0.23)	(0.44)
Year Ended 12/31/2014	11.66	0.18	0.09	0.27	(0.30)	(0.91)
Year Ended 12/31/2013	9.82	0.33	1.74	2.07	(0.23)	—
Year Ended 12/31/2012	8.81	0.24	0.91	1.15	(0.14)	—
Year Ended 12/31/2011	9.06	0.15	(0.37)	(0.22)	(0.03)	—
BALANCED INCOME PLUS PORTFOLIO
Year Ended 12/31/2015	14.87	0.38	(0.38)	—	(0.32)	(0.52)
Year Ended 12/31/2014	17.28	0.33	0.67	1.00	(0.28)	(3.13)
Year Ended 12/31/2013	15.42	0.30	2.42	2.72	(0.31)	(0.55)
Year Ended 12/31/2012	14.48	0.33	1.42	1.75	(0.34)	(0.47)
Year Ended 12/31/2011	14.72	0.34	0.26	0.60	(0.34)	(0.50)
DIVERSIFIED INCOME PLUS PORTFOLIO
Year Ended 12/31/2015	7.94	0.25	(0.24)	0.01	(0.26)	(0.16)
Year Ended 12/31/2014	7.84	0.26	0.08	0.34	(0.24)	—
Year Ended 12/31/2013	7.23	0.21	0.59	0.80	(0.19)	—
Year Ended 12/31/2012	6.56	0.19	0.74	0.93	(0.26)	—
Year Ended 12/31/2011	6.75	0.29	(0.13)	0.16	(0.35)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS / SUPPLEMENTAL DATA
						Ratio to Average Net Assets
				Ratio to Average Net		Before Expenses Waived,
	Net Asset		Net Assets, End	Assets		Credited or Paid Indirectly		Portfolio Turnover
Total	Value, End of	Total	of Period		Net Investment		Net Investment
Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$(1.22)	$14.19	(0.45)%	$967.6	0.57%	0.73%	0.64%	0.65%	60%
(0.50)	15.44	6.02%	904.9	0.50%	0.70%	0.50%	0.70%	58%
(0.35)	15.04	27.05%	799.4	0.46%	0.53%	0.47%	0.52%	43%
(0.60)	12.15	12.25%	608.2	0.49%	1.45%	0.49%	1.45%	69%
(0.36)	11.40	(3.93)%	560.6	0.42%	0.49%	0.43%	0.47%	74%

(0.86)	13.77	(0.75)%	4,898.1	0.47%	1.21%	0.55%	1.14%	91%
(0.52)	14.72	6.05%	4,775.0	0.45%	1.15%	0.45%	1.15%	88%
(0.50)	14.37	21.30%	4,224.5	0.38%	1.09%	0.40%	1.07%	60%
(0.30)	12.31	12.87%	3,056.0	0.40%	1.83%	0.40%	1.83%	93%
(0.37)	11.19	(2.86)%	2,659.6	0.33%	1.22%	0.33%	1.22%	64%

(0.76)	13.09	(0.56)%	8,657.3	0.46%	1.57%	0.51%	1.51%	153%
(0.53)	13.90	5.88%	8,607.8	0.44%	1.50%	0.44%	1.50%	134%
(0.47)	13.63	15.12%	7,181.1	0.36%	1.46%	0.38%	1.44%	99%
(0.27)	12.28	11.72%	5,337.9	0.38%	1.98%	0.38%	1.98%	121%
(0.43)	11.25	(1.02)%	4,133.6	0.29%	1.86%	0.29%	1.86%	53%

(0.58)	12.27	(0.46)%	4,100.1	0.46%	1.77%	0.50%	1.73%	198%
(0.48)	12.89	5.32%	3,679.4	0.44%	1.91%	0.44%	1.91%	182%
(0.43)	12.71	9.02%	3,353.0	0.37%	1.72%	0.40%	1.68%	198%
(0.28)	12.07	9.59%	2,920.3	0.41%	1.95%	0.41%	1.95%	190%
(0.40)	11.28	0.20%	2,055.3	0.31%	2.14%	0.31%	2.14%	46%

(0.67)	9.97	(0.81)%	78.8	0.80%	2.24%	0.99%	2.06%	191%
(1.21)	10.72	2.21%	81.1	0.80%	2.30%	0.94%	2.16%	176%
(0.23)	11.66	21.24%	65.5	0.79%	2.10%	0.85%	2.04%	153%
(0.14)	9.82	13.17%	102.1	0.81%	2.56%	0.81%	2.56%	160%
(0.03)	8.81	(2.46)%	88.1	0.83%	1.78%	0.83%	1.78%	195%

(0.84)	14.03	(0.14)%	313.1	0.66%	2.77%	0.66%	2.77%	147%
(3.41)	14.87	6.07%	303.0	0.64%	2.38%	0.64%	2.38%	111%
(0.86)	17.28	17.95%	275.0	0.53%	1.81%	0.53%	1.81%	216%
(0.81)	15.42	12.42%	239.3	0.45%	1.93%	0.45%	1.93%	142%
(0.84)	14.48	4.18%	240.5	0.44%	2.06%	0.44%	2.06%	143%

(0.42)	7.53	0.08%	479.6	0.49%	3.65%	0.49%	3.65%	113%
(0.24)	7.94	4.27%	437.3	0.48%	3.84%	0.48%	3.84%	136%
(0.19)	7.84	11.17%	362.7	0.49%	3.88%	0.49%	3.88%	150%
(0.26)	7.23	14.48%	229.7	0.52%	4.58%	0.52%	4.58%	155%
(0.35)	6.56	2.32%	118.4	0.55%	4.98%	0.55%	4.98%	127%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
OPPORTUNITY INCOME PLUS PORTFOLIO
Year Ended 12/31/2015	$10.15	$0.35	$(0.35)	$—	$(0.34)	$—
Year Ended 12/31/2014	10.15	0.35	—	0.35	(0.35)	—
Year Ended 12/31/2013	10.64	0.26	(0.40)	(0.14)	(0.26)	(0.09)
Year Ended 12/31/2012	10.45	0.16	0.44	0.60	(0.16)	(0.25)
Year Ended 12/31/2011	10.32	0.30	0.17	0.47	(0.30)	(0.04)
PARTNER HEALTHCARE PORTFOLIO
Year Ended 12/31/2015	19.70	0.78 **	0.20	0.98	—	(1.23)
Year Ended 12/31/2014	16.84	0.01	3.98	3.99	—	(1.13)
Year Ended 12/31/2013	13.39	(0.02)	4.10	4.08	(0.05)	(0.58)
Year Ended 12/31/2012	11.26	0.03	2.29	2.32	(0.04)	(0.15)
Year Ended 12/31/2011	12.08	0.03	(0.46)	(0.43)	—	(0.39)
PARTNER EMERGING MARKETS EQUITY PORTFOLIO
Year Ended 12/31/2015	12.08	0.12	(1.75)	(1.63)	(0.14)	—
Year Ended 12/31/2014	12.47	0.14	(0.41)	(0.27)	(0.12)	—
Year Ended 12/31/2013	13.61	0.12	(1.13)	(1.01)	(0.13)	—
Year Ended 12/31/2012	10.92	0.14	2.68	2.82	(0.07)	(0.06)
Year Ended 12/31/2011	12.38	0.15	(1.48)	(1.33)	(0.13)	—
REAL ESTATE SECURITIES PORTFOLIO
Year Ended 12/31/2015	22.78	0.35	0.16	0.51	(0.33)	(0.95)
Year Ended 12/31/2014	17.98	0.35	5.11	5.46	(0.30)	(0.36)
Year Ended 12/31/2013	17.85	0.29	0.11	0.40	(0.27)	—
Year Ended 12/31/2012	15.77	0.30	2.43	2.73	(0.65)	—
Year Ended 12/31/2011 (c)	14.49	0.22	1.06	1.28	—	—
SMALL CAP STOCK PORTFOLIO
Year Ended 12/31/2015	18.37	0.04	(0.38)	(0.34)	(0.08)	(2.42)
Year Ended 12/31/2014	17.77	0.08	0.75	0.83	(0.04)	(0.19)
Year Ended 12/31/2013	13.12	0.04	4.67	4.71	(0.06)	—
Year Ended 12/31/2012	11.99	0.06	1.07	1.13	—	—
Year Ended 12/31/2011	12.66	(0.01)	(0.66)	(0.67)	—	—
SMALL CAP INDEX PORTFOLIO
Year Ended 12/31/2015	17.44	0.17	(0.47)	(0.30)	(0.14)	(1.23)
Year Ended 12/31/2014	17.86	0.15	0.77	0.92	(0.13)	(1.21)
Year Ended 12/31/2013	13.42	0.14	5.17	5.31	(0.20)	(0.67)
Year Ended 12/31/2012	12.77	0.20	1.68	1.88	(0.09)	(1.14)
Year Ended 12/31/2011	13.19	0.10	(0.02)	0.08	(0.11)	(0.39)
MID CAP STOCK PORTFOLIO
Year Ended 12/31/2015	18.86	0.09	(0.06)	0.03	(0.11)	(2.05)
Year Ended 12/31/2014	17.66	0.11	1.98	2.09	(0.06)	(0.83)
Year Ended 12/31/2013	13.09	0.06	4.57	4.63	(0.06)	—
Year Ended 12/31/2012	11.48	0.06	1.58	1.64	(0.03)	—
Year Ended 12/31/2011	12.25	0.03	(0.79)	(0.76)	(0.01)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

(c)	Per share amounts have been calculated using the average shares outstanding method.
*	All per share amounts have been rounded to the nearest cent.
**	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.76 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
	Net Asset		Net Assets, End	Ratio to Average Net Assets		Ratio to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly
Total Distributions	Value, End of Period	Total Return(b)	of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.34)	$9.81	(0.03)%	$99.7	0.73%	3.44%	0.73%	3.44%	184%
(0.35)	10.15	3.48%	71.8	0.76%	3.46%	0.79%	3.42%	140%
(0.35)	10.15	(1.39)%	46.5	0.79%	2.58%	0.88%	2.49%	755%
(0.41)	10.64	5.99%	37.3	0.83%	1.54%	0.88%	1.49%	936%
(0.34)	10.45	4.53%	32.4	0.90%	2.89%	0.90%	2.89%	854%

(1.23)	19.45	4.61%	192.2	0.96%	4.90%	1.03%	4.83%	73%
(1.13)	19.70	24.23%	102.1	1.13%	0.03%	1.13%	0.03%	63%
(0.63)	16.84	31.09%	53.7	1.25%	(0.10)%	1.31%	(0.16)%	61%
(0.19)	13.39	20.68%	25.2	1.25%	0.26%	1.54%	(0.04)%	40%
(0.39)	11.26	(3.79)%	18.0	1.30%	0.24%	1.64%	(0.11)%	66%

(0.14)	10.31	(13.59)%	43.5	1.40%	1.09%	1.70%	0.79%	4%
(0.12)	12.08	(2.29)%	48.5	1.40%	1.07%	1.52%	0.95%	14%
(0.13)	12.47	(7.34)%	59.9	1.40%	1.07%	1.54%	0.92%	5%
(0.13)	13.61	25.98%	54.7	1.40%	1.27%	1.62%	1.05%	4%
(0.13)	10.92	(10.83)%	38.9	1.43%	1.27%	1.66%	1.04%	6%

(1.28)	22.01	2.75%	155.5	0.92%	1.77%	0.92%	1.77%	12%
(0.66)	22.78	30.82%	142.5	0.92%	1.67%	0.92%	1.67%	21%
(0.27)	17.98	2.18%	120.1	0.92%	1.53%	0.92%	1.53%	22%
(0.65)	17.85	17.54%	122.4	0.93%	1.62%	0.93%	1.62%	32%
—	15.77	8.83%	108.0	0.87%	1.47%	0.87%	1.47%	16%

(2.50)	15.53	(3.13)%	413.8	0.75%	0.47%	0.75%	0.47%	90%
(0.23)	18.37	4.76%	306.3	0.75%	0.42%	0.75%	0.42%	56%
(0.06)	17.77	35.90%	354.6	0.75%	0.25%	0.75%	0.25%	62%
—	13.12	9.42%	269.5	0.76%	0.49%	0.76%	0.49%	96%
—	11.99	(5.31)%	263.8	0.76%	(0.10)%	0.76%	(0.10)%	88%

(137)	15.77	(2.17)%	279.9	0.29%	1.13%	0.29%	1.13%	20%
(1.34)	17.44	5.36%	268.6	0.43%	0.87%	0.43%	0.87%	12%
(0.87)	17.86	40.83%	262.8	0.44%	0.84%	0.44%	0.84%	12%
(1.23)	13.42	15.95%	193.7	0.46%	1.44%	0.46%	1.44%	9%
(0.50)	12.77	0.53%	189.0	0.45%	0.63%	0.45%	0.63%	13%

(2.16)	16.73	0.08%	1,194.6	0.69%	0.53%	0.70%	0.52%	77%
(0.89)	18.86	11.93%	752.6	0.71%	0.63%	0.71%	0.63%	37%
(0.06)	17.66	35.50%	675.4	0.72%	0.38%	0.72%	0.38%	39%
(0.03)	13.09	14.29%	506.7	0.73%	0.51%	0.73%	0.51%	47%
(0.01)	11.48	(6.29)%	457.0	0.72%	0.24%	0.72%	0.24%	35%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MID CAP INDEX PORTFOLIO
Year Ended 12/31/2015	$16.35	$0.15	$(0.51)	$(0.36)	$(0.12)	$(0.75)
Year Ended 12/31/2014	15.78	0.13	1.32	1.45	(0.12)	(0.76)
Year Ended 12/31/2013	12.36	0.12	3.87	3.99	(0.13)	(0.44)
Year Ended 12/31/2012	11.79	0.14	1.74	1.88	(0.10)	(1.21)
Year Ended 12/31/2011	12.91	0.10	(0.33)	(0.23)	(0.11)	(0.78)
PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Year Ended 12/31/2015	9.30	0.19	(0.25)	(0.06)	(0.24)	—
Year Ended 12/31/2014	10.02	0.22	(0.74)	(0.52)	(0.20)	—
Year Ended 12/31/2013	8.62	0.18	1.22	1.40	—	—
Year Ended 12/31/2012	7.39	0.12	1.26	1.38	(0.12)	(0.03)
Year Ended 12/31/2011	8.77	0.19	(1.26)	(1.07)	(0.17)	(0.14)
PARTNER ALL CAP PORTFOLIO
Year Ended 12/31/2015	14.18	0.04	0.33	0.37	(0.05)	(1.56)
Year Ended 12/31/2014	12.71	0.06	1.49	1.55	(0.08)	—
Year Ended 12/31/2013	9.64	0.08	3.07	3.15	(0.08)	—
Year Ended 12/31/2012	8.44	0.08	1.16	1.24	(0.04)	—
Year Ended 12/31/2011	8.93	0.06	(0.49)	(0.43)	(0.06)	—
LARGE CAP GROWTH PORTFOLIO
Year Ended 12/31/2015	28.08	0.12	2.83	2.95	(0.13)	—
Year Ended 12/31/2014	25.46	0.16	2.63	2.79	(0.17)	—
Year Ended 12/31/2013	18.81	0.15	6.64	6.79	(0.14)	—
Year Ended 12/31/2012	15.96	0.22	2.85	3.07	(0.22)	—
Year Ended 12/31/2011	16.98	0.10	(1.02)	(0.92)	(0.10)	—
PARTNER GROWTH STOCK PORTFOLIO
Year Ended 12/31/2015	18.72	(0.02)	1.93	1.91	—	(1.96)
Year Ended 12/31/2014	18.79	(0.03)	1.53	1.50	—	(1.57)
Year Ended 12/31/2013	13.54	(0.04)	5.29	5.25	—	—
Year Ended 12/31/2012	11.41	—	2.13	2.13	—	—
Year Ended 12/31/2011	11.58	(0.03)	(0.14)	(0.17)	—	—
LARGE CAP VALUE PORTFOLIO
Year Ended 12/31/2015	16.79	0.23	(0.79)	(0.56)	(0.22)	(0.49)
Year Ended 12/31/2014	15.58	0.22	1.19	1.41	(0.20)	—
Year Ended 12/31/2013	12.00	0.20	3.59	3.79	(0.21)	—
Year Ended 12/31/2012	10.39	0.21	1.59	1.80	(0.19)	—
Year Ended 12/31/2011	10.73	0.18	(0.52)	(0.34)	—	—
LARGE CAP STOCK PORTFOLIO
Year Ended 12/31/2015	12.33	0.15	0.25	0.40	(0.15)	(0.95)
Year Ended 12/31/2014	11.81	0.15	0.48	0.63	(0.11)	—
Year Ended 12/31/2013	9.22	0.11	2.60	2.71	(0.12)	—
Year Ended 12/31/2012	8.11	0.12	1.08	1.20	(0.09)	—
Year Ended 12/31/2011	8.50	0.09	(0.48)	(0.39)	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS / SUPPLEMENTAL DATA
	Net Asset		Net Assets, End	Ratio to Average Net Assets		Ratio to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly
Total Distributions	Value, End of Period	Total Return(b)	of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.87)	$15.12	(2.52)%	$180.2	0.32%	1.15%	0.32%	1.15%	19%
(0.88)	16.35	9.28%	145.1	0.47%	0.89%	0.47%	0.89%	13%
(0.57)	15.78	32.92%	123.0	0.50%	0.95%	0.50%	0.95%	12%
(1.31)	12.36	17.38%	85.1	0.53%	1.11%	0.53%	1.11%	8%
(0.89)	11.79	(2.23)%	78.1	0.53%	0.72%	0.53%	0.72%	16%

(0.24)	9.00	(0.78)%	1,605.6	0.92%	2.06%	0.92%	2.06%	76%
(0.20)	9.30	(5.35)%	1,607.3	0.91%	2.24%	0.91%	2.24%	78%
—	10.02	16.31%	1,706.0	0.91%	1.97%	0.91%	1.97%	80%
(0.15)	8.62	18.67%	1,520.3	0.95%	2.10%	0.95%	2.10%	93%
(0.31)	7.39	(12.13)%	495.6	0.99%	2.25%	0.99%	2.25%	64%

(1.61)	12.94	2.26%	86.2	0.92%	0.36%	1.16%	0.12%	72%
(0.08)	14.18	12.26%	69.5	0.95%	0.48%	1.18%	0.25%	105%
(0.08)	12.71	32.85%	63.8	0.98%	0.69%	1.23%	0.45%	133%
(0.04)	9.64	14.74%	51.5	1.04%	0.81%	1.24%	0.61%	116%
(0.06)	8.44	(4.83)%	51.4	1.03%	0.56%	1.23%	0.36%	124%

(0.13)	30.90	10.48%	1,109.7	0.44%	0.41%	0.44%	0.41%	68%
(0.17)	28.08	10.99%	1,004.5	0.44%	0.54%	0.44%	0.54%	43%
(0.14)	25.46	36.14%	1,062.0	0.44%	0.66%	0.44%	0.66%	62%
(0.22)	18.81	19.18%	859.9	0.45%	1.16%	0.45%	1.16%	87%
(0.10)	15.96	(5.42)%	805.3	0.44%	0.55%	0.44%	0.55%	216%

(1.96)	18.67	10.65%	110.1	0.86%	(0.14)%	1.00%	(0.28)%	35%
(1.57)	18.72	8.51%	81.7	0.91%	(0.18)%	1.01%	(0.28)%	38%
—	18.79	38.84%	76.2	0.94%	(0.24)%	1.04%	(0.34)%	34%
—	13.54	18.66%	58.0	0.96%	0.02%	1.06%	(0.08)%	32%
—	11.41	(1.49)%	51.1	0.96%	(0.20)%	1.06%	(0.30)%	26%

(0.71)	15.52	(3.53)%	1,147.0	0.64%	1.44%	0.64%	1.44%	34%
(0.20)	16.79	9.03%	1,205.0	0.64%	1.34%	0.64%	1.34%	20%
(0.21)	15.58	31.82%	1,119.2	0.64%	1.42%	0.64%	1.42%	32%
(0.19)	12.00	17.57%	852.6	0.64%	1.84%	0.64%	1.84%	90%
—	10.39	(3.08)%	752.1	0.64%	1.70%	0.64%	1.70%	73%

(1.10)	11.63	3.11%	878.9	0.67%	1.26%	0.67%	1.26%	57%
(0.11)	12.33	5.29%	834.5	0.67%	1.21%	0.67%	1.21%	64%
(0.12)	11.81	29.60%	811.9	0.67%	1.02%	0.67%	1.02%	73%
(0.09)	9.22	14.90%	622.5	0.69%	1.35%	0.69%	1.35%	121%
—	8.11	(4.58)%	565.8	0.69%	1.00%	0.69%	1.00%	139%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income From Investment Operations				Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP INDEX PORTFOLIO
Year Ended 12/31/2015	$28.75	$0.57	**	$(0.25)	$0.32	$(0.39)	$(0.14)
Year Ended 12/31/2014	25.80	0.44		2.96	3.40	(0.39)	(0.06)
Year Ended 12/31/2013	20.11	0.40		5.91	6.31	(0.39)	(0.23)
Year Ended 12/31/2012	17.71	0.40		2.33	2.73	(0.33)	—
Year Ended 12/31/2011	17.71	0.34		(0.04)	0.30	(0.30)	—
HIGH YIELD PORTFOLIO
Year Ended 12/31/2015	4.87	0.28		(0.39)	(0.11)	(0.28)	—
Year Ended 12/31/2014	5.07	0.30		(0.20)	0.10	(0.30)	—
Year Ended 12/31/2013	5.05	0.32		0.02	0.34	(0.32)	—
Year Ended 12/31/2012	4.66	0.35		0.39	0.74	(0.35)	—
Year Ended 12/31/2011	4.81	0.37		(0.15)	0.22	(0.37)	—
INCOME PORTFOLIO
Year Ended 12/31/2015	10.50	0.38		(0.44)	(0.06)	(0.38)	(0.23)
Year Ended 12/31/2014	10.34	0.40		0.29	0.69	(0.40)	(0.13)
Year Ended 12/31/2013	10.77	0.40		(0.41)	(0.01)	(0.40)	(0.02)
Year Ended 12/31/2012	10.09	0.40		0.68	1.08	(0.40)	—
Year Ended 12/31/2011	9.96	0.46		0.12	0.58	(0.45)	—
BOND INDEX PORTFOLIO
Year Ended 12/31/2015	11.00	0.20		(0.11)	0.09	(0.20)	—
Year Ended 12/31/2014	10.56	0.24		0.44	0.68	(0.24)	—
Year Ended 12/31/2013	11.39	0.21		(0.48)	(0.27)	(0.21)	(0.35)
Year Ended 12/31/2012	11.21	0.23		0.32	0.55	(0.23)	(0.14)
Year Ended 12/31/2011	10.73	0.31		0.55	0.86	(0.31)	(0.07)
LIMITED MATURITY BOND PORTFOLIO
Year Ended 12/31/2015	9.81	0.17		(0.10)	0.07	(0.16)	—
Year Ended 12/31/2014	9.82	0.17		(0.01)	0.16	(0.17)	—
Year Ended 12/31/2013	9.92	0.15		(0.10)	0.05	(0.15)	—
Year Ended 12/31/2012	9.67	0.17		0.24	0.41	(0.16)	—
Year Ended 12/31/2011	9.80	0.23		(0.14)	0.09	(0.22)	—
MONEY MARKET PORTFOLIO
Year Ended 12/31/2015	1.00	—		—	—	—	—
Year Ended 12/31/2014	1.00	—		—	—	—	—
Year Ended 12/31/2013	1.00	—		—	—	—	—
Year Ended 12/31/2012	1.00	—		—	—	—	—
Year Ended 12/31/2011	1.00	—		—	—	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

*	All per share amounts have been rounded to the nearest cent.
**	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS / SUPPLEMENTAL DATA
						Ratio to Average Net Assets
				Ratio to Average Net		Before Expenses Waived,
	Net Asset		Net Assets, End	Assets		Credited or Paid Indirectly
Total	Value, End of	Total	of Period		Net Investment		Net Investment	Portfolio
Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Turnover Rate

$(0.53)	$28.54	1.12%	$521.2	0.26%	2.26%	0.26%	2.26%	3%
(0.45)	28.75	13.25%	450.4	0.39%	1.65%	0.39%	1.65%	3%
(0.62)	25.80	31.81%	392.6	0.40%	1.71%	0.40%	1.71%	4%
(0.33)	20.11	15.54%	304.0	0.42%	1.89%	0.42%	1.89%	4%
(0.30)	17.71	1.71%	291.3	0.42%	1.67%	0.42%	1.67%	4%

(0.28)	4.48	(2.69)%	712.1	0.45%	5.73%	0.45%	5.73%	38%
(0.30)	4.87	1.96%	855.8	0.44%	5.86%	0.44%	5.86%	42%
(0.32)	5.07	6.91%	921.9	0.44%	6.31%	0.44%	6.31%	53%
(0.35)	5.05	16.28%	904.9	0.44%	7.11%	0.44%	7.11%	57%
(0.37)	4.66	4.71%	778.5	0.45%	7.81%	0.45%	7.81%	58%

(0.61)	9.83	(0.68)%	1,336.0	0.44%	3.69%	0.44%	3.69%	92%
(0.53)	10.50	6.68%	1,392.3	0.44%	3.77%	0.44%	3.77%	87%
(0.42)	10.34	(0.07)%	1,417.6	0.44%	3.78%	0.44%	3.78%	115%
(0.40)	10.77	10.98%	1,575.9	0.44%	3.84%	0.44%	3.84%	132%
(0.45)	10.09	5.96%	1,463.1	0.44%	4.53%	0.44%	4.53%	142%

(0.20)	10.89	0.80%	157.3	0.47%	1.78%	0.47%	1.78%	372%
(0.24)	11.00	6.52%	150.0	0.47%	2.22%	0.47%	2.22%	407%
(0.56)	10.56	(2.47)%	152.0	0.46%	1.94%	0.46%	1.94%	384%
(0.37)	11.39	4.94%	185.5	0.46%	2.00%	0.46%	2.00%	401%
(0.38)	11.21	8.23%	164.5	0.46%	2.83%	0.46%	2.83%	415%

(0.16)	9.72	0.73%	823.9	0.44%	1.67%	0.44%	1.67%	73%
(0.17)	9.81	1.68%	1,018.3	0.44%	1.75%	0.44%	1.75%	102%
(0.15)	9.82	0.45%	1,082.5	0.44%	1.56%	0.44%	1.56%	114%
(0.16)	9.92	4.32%	1,200.0	0.43%	1.72%	0.44%	1.71%	107%
(0.22)	9.67	0.90%	1,497.8	0.43%	2.31%	0.44%	2.30%	91%

—	1.00	0.00%	146.9	0.21%	0.00%	0.55%	(0.33)%	N/A
—	1.00	0.00%	126.4	0.18%	0.00%	0.53%	(0.35)%	N/A
—	1.00	0.00%	146.6	0.22%	0.00%	0.52%	(0.30)%	N/A
—	1.00	0.00%	148.3	0.29%	0.00%	0.51%	(0.23)%	N/A
—	1.00	0.00%	170.5	0.30%	0.00%	0.51%	(0.21)%	N/A

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-THRIVENT (847-4836). You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at thrivent.com or sec.gov.

Quarterly Schedule of Investments

The Fund files its Schedule of Investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 800-THRIVENT (847-4836). The Fund’s most recent Form N-Q Schedule of Investments also is available at Thrivent.com or sec.gov. You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a portfolio’s principal holdings. A complete listing of holdings for a portfolio in which the summary is included in the shareholder report is available free of charge by calling 800-THRIVENT (847-4836). It is also available at Thrivent.com or sec.gov where it is part of form N-CSR.

Board Approval of Investment Advisory Agreement and Subadvisory Agreements

Both the Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the Advisory and Subadvisory Agreements of the Thrivent Series Fund, Inc. (the “Fund”) require that these agreements be approved annually by the Board of Directors (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”). The ten-member Board consists of eight Independent Directors, including the Chairman.

At its meeting on November 17-18, 2015, the Board voted unanimously to renew the existing Advisory Agreement between the Fund and Thrivent Financial for Lutherans (the “Adviser”) for each series of the Fund other than the Asset Allocation Portfolios (each, a “Portfolio”). The Board also unanimously approved the Subadvisory Agreements for each of the Portfolios for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of each Portfolio;

3.	The advisory fee and net operating expense ratio of each Portfolio compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

5.	The extent to which economies of scale may be realized as the Portfolios grow;

6.	Whether fee levels reflect these economies of scale for the benefit of the Portfolios’ shareholders;

7.	Other benefits realized by the Adviser and its affiliates from their relationship with the Fund; and

8.	Any other factors that the Board deemed relevant to its consideration.

In connection with the renewal process, the Contracts Committee of the Board (consisting of all of the Independent Directors) met on six occasions from February 24 to November 17, 2015 to consider information relevant to the renewal process. The Independent Directors also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist

ADDITIONAL INFORMATION

(unaudited)

in the compilation, organization, and evaluation of relevant information. This information included Portfolio-by-Portfolio statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Portfolios in comparison to a peer group of comparable funds; portfolio turnover percentages; brokerage costs; information with respect to services provided to the Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Portfolios; the cost of services and profit realized by the Adviser and its affiliates that provide services to the Portfolios; and information regarding the types of services furnished to the Portfolios. The Board received information from the Adviser regarding the personnel providing services to the Portfolios, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Portfolios. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year.

The Independent Directors were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. Each Independent Director relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Director may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Shareholders of the Asset Allocation Portfolios approved a new Advisory Agreement, including a new investment advisory fee schedule, in August 2015; therefore, the Board was not required to and did not include the Advisory Agreement with respect to the Asset Allocation Portfolios in its considerations to renew the Portfolios’ Advisory Agreement.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Portfolios by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Portfolios under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Head of Equity Investments and Head of Fixed Income Funds, as supplemented by the Adviser’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Head of Equity Investments and Head of Fixed Income Funds presented information about each of the Portfolios. On several occasions, the Board received presentations from certain Subadvisers regarding their portfolio management services to certain Portfolios. These reports and presentations gave the Board the opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Portfolios. The Adviser also reviewed with the Board the services provided by the Subadvisers. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser. The Independent Directors also met in-person with and received quarterly reports from the Fund’s Chief Compliance Officer.

The Board considered the depth and quality of the Adviser’s oversight of the Subadvisers. In addition, the Board noted the broad functions that the Adviser performed in support of the subadvised Portfolios, including, among other things, management of portfolio cash, subadviser expense management and payment and performance monitoring. The Board noted that investment management staff of the Adviser and the Fund’s Chief Compliance Officer conduct in-person oversight visits of each Subadviser, report the results of the visit to the Board and then follow through with additional inquiry on any questions or concerns that arise during the visit. The Board also noted that, as part of its oversight practice, the Adviser requires the Subadvisers to respond to a variety of compliance checklists and certifications to ensure their ongoing compliance with a subadvised Portfolio’s policies. The Board noted that the Adviser requires the Subadvisers to complete an annual questionnaire addressing a range of compliance topics. In addition, the Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadvisers’ activities pertaining to the subadvised Portfolios.

ADDITIONAL INFORMATION

(unaudited)

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Fund pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of the Portfolios, and explained similarities and differences for how it oversees the Adviser’s teams and the teams of the Subadvisers. In addition, the Adviser explained how its investments in technology and personnel have benefitted the Portfolios and discussed continued investments in these resources. The Adviser also discussed how it has continued to strengthen its compliance program. The Adviser reviewed with the Board its process for selecting and overseeing the Subadvisers, including the results of on-site compliance due diligence visits. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Portfolios with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Portfolios by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Portfolios

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Portfolio, including net performance, relative performance rankings within each Portfolio’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Head of Equity Investments and Head of Fixed Income Funds reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Portfolios. The Board considered investment performance for each Portfolio, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that, for the three-year period ended June 30, 2015, the average ranking of the Portfolios against their Lipper categories was 45% (on a scale of 1-99%, with 1% being the best).

The Board noted that certain Portfolios did not fit well within a Lipper peer group because of differences between the principal investment strategies of these Portfolios and funds included in their respective Lipper peer group. In such cases, the Adviser provided additional information regarding these Portfolios’ performance compared to a customized benchmark that the Adviser believed better represented the investment strategies of such Portfolios. The Board concluded that the performance of each individual Portfolio was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Portfolio’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Portfolios. The Board noted that the majority of the Portfolios’ advisory fees were at or below the medians of their peer groups. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that the average ranking of the Portfolios was 38% (on a scale of 1-99%, with 1% being the lowest fee). The Board viewed favorably the Adviser’s proposal to continue or extend fee waivers for certain Portfolios and considered the effect of the waivers in lowering the Portfolios’ expenses. On the basis of its review, the Board concluded that the advisory fees charged to the Portfolios for investment management services were reasonable.

The Board also reviewed information prepared by MPI comparing each Portfolio’s overall expense ratio with the expense ratio of its peer group. The Board conducted its review on a Portfolio-by-Portfolio basis and noted that all but four Portfolios (each of which is discussed below) had better total net expense ratios than their peer group medians. The Board further noted that the Portfolios had an average ranking of 28% (on a scale of 1-99%, with 1% being the lowest expenses). With respect to the Thrivent Money Market Portfolio, the Board noted that the Adviser, like many investment advisers in the industry, continued to waive fees in order to maintain a zero yield. With respect to Thrivent Partner All Cap Portfolio, the Board viewed favorably that management had further lowered the Portfolio’s expense cap during the year. With respect to Thrivent Partner Growth Stock Portfolio, the Board viewed favorably that management changed from a voluntary waiver to a contractual expense cap, which lowered the Portfolio’s net operating expenses. With respect to Thrivent Partner Emerging Markets Equity Portfolio, the Board noted the relatively small average asset size of the Portfolio, that the Portfolio’s net expense ratio was higher than its peer group median by one basis point and that the Portfolio was subject to a expense cap.

The Board considered that, in response to reforms of the rules that govern money market funds, Thrivent Money Market Portfolio would change its principal investment strategies to qualify as a “government money market fund” effective February 1, 2016. In connection with this change, the Board approved a decrease to the Portfolio’s investment advisory fee.

ADDITIONAL INFORMATION

(unaudited)

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Portfolios. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Portfolio-by-Portfolio basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Portfolios.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Portfolios was not a material factor in determining whether to renew the Subadvisory Agreement.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Portfolio’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Portfolio’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by the Adviser, and/or a lower overall fee rate.

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, and the engagement of affiliates as service providers to the Portfolios. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the Adviser generated from commission dollars spent on the Portfolios’ portfolio trading.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Directors voting separately, approved each of the agreements.

BOARD OF DIRECTORS AND OFFICERS

The following table provides information about the Directors and Officers of the Fund. Each Director oversees each of the 27 series of the Fund and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 21 funds that offer Class A and Class S shares.

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 27 series of the Fund, the 21 funds of Thrivent Mutual Funds and Thrivent Cash Management Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 1-800-847-4836.

Interested Directors (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Russell W. Swansen (1957) 2009	SeniorVice President, Chief Investment Officer, Thrivent Financial since 2003.

David S. Royal (1971) 2015	President, Thrivent Mutual Funds, Thrivent Financial since 2015, Vice President and Deputy General Counsel from 2006 to 2015; Interim Investment Company and Investment Chief Compliance Officer from May 2010 until December 2010.

Independent Directors (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Janice B. Case (1952) 2011	Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008.

Richard L. Gady (1943) 2004	Retired.

Richard A. Hauser (1943) 2004	Vice President and Assistant General Counsel, The Boeing Company since 2007.

Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.

Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.

James A. Nussle (1960) 2011	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009.

Douglas D. Sims (1946) 2006	Retired. Currently, Director of Keystone Science School. Previously, Director of the Center for Corporate Excellence.

Constance L. Souders (1950) 2007	Retired.

BOARD OF DIRECTORS AND OFFICERS

Executive Officers (4)

Name (Year of Birth) Position Held With Thrivent	Principal Occupation(s) During the Past Five Years

David S. Royal (1971) President	Vice President, Thrivent Mutual Funds, Thrivent Financial since 2015, Vice President and Deputy General Counsel from 2006 to 2015.

Russell W. Swansen (1957) Chief Investment Officer	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting, Thrivent Financial since 2006.

Michael W. Kremenak (1978) Secretary and Chief Legal Officer	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013.

Ted S. Dryden (1965) Chief Compliance Officer	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010.

Janice M. Guimond (1965) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.

Kathleen M. Koelling (1977) Privacy and Identity Theft and Anti-Money Laundering Officer (6)	Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial since 2002.

Mark D. Anema (1961) Vice President	Vice President, New Product Management and Development, Thrivent Financial since 2007.

Kathryn A. Stelter (1962) Vice President	Director, Mutual Fund Operations, Thrivent Financial since 2014; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.

James M. Odland (1955) Assistant Secretary	Vice President, Managing Counsel, Thrivent Financial since 2005.

Todd J. Kelly (1969) Assistant Treasurer (6)	Director, Fund Accounting Operations, Thrivent Financial since 2002.

Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007.

(1)	“Interested Director” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen and Mr. Royal are each considered an interested directors because of their principal occupation with Thrivent Financial.
(2)	Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Directors serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	Each Director oversees 49 portfolios.
(4)	The address for each Director and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415
(5)	The Directors, other than Mr. Swansen or Mr. Royal, are not “interested directors” of the Fund and are referred to as “Independent Directors.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, Wl 54913

Thrivent Series Fund, Inc.

Supplement to the Prospectus

dated April 30, 2015

with respect to

Thrivent Partner Worldwide Allocation Portfolio

Thrivent Partner Worldwide Allocation Portfolio (the “Portfolio”) is adding Paul Blankenhagen, CFA and Juliet Cohn as portfolio co-managers for the portion of the Portfolio managed by Principal Global Investors, LLC (“Principal”). Mark R. Nebelung, CFA and John Pihlblad, CFA will continue as portfolio co-managers for the Portfolio. As a result, the following is hereby added to “Portfolio Manager(s)” section in the “Summary Section” describing the Portfolio and in the section about the Portfolio in “Portfolio Management” under “Management”:

Paul Blankenhagen, CFA and Juliet Cohn have served as portfolio co-managers for the Principal portion of the Portfolio since 2015. Mr. Blankenhagen is a co-portfolio manager for the European Equity, International Core, and International Diversified Equity portfolios at Principal. He joined the firm in 1992, has been a member of the international equity team since 1995, and was named a portfolio manager in 2000. Ms. Cohn is responsible for co-managing Principal’s European Equity, International Core and International Diversified Equity portfolios. She joined the firm in 2003 as a portfolio manager for European equities, and was named to the latter two strategies in 2004.

The date of this Supplement is November 3, 2015.

Please include this Supplement with your Prospectus.

Thrivent Series Fund, Inc.

Supplement to the Prospectus

dated April 30, 2015

with respect to

Thrivent Partner All Cap Portfolio

Pyramis Global Advisors, LLC, subadviser for the Thrivent Partner All Cap Portfolio, changed its name to FIAM LLC and all references to the subadviser in the Prospectus shall be changed to FIAM LLC. FIAM LLC and its group of affiliates managed approximately $209.6 billion in assets worldwide as of September 30, 2015.

The date of this Supplement is January 4, 2016.

Please include this Supplement with your Prospectus.

THRIVENT VARIABLE LIFE ACCOUNT I

THRIVENT VARIABLE INSURANCE ACCOUNT A

TLIC VARIABLE INSURANCE ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT I

THRIVENT VARIABLE ANNUITY ACCOUNT II

THRIVENT VARIABLE ANNUITY ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT B

TLIC VARIABLE ANNUITY ACCOUNT A

Supplement to the Prospectus dated April 30, 2015

Pyramis Global Advisors, LLC, subadviser for the Thrivent Partner All Cap Portfolio, changed its name to FIAM LLC and all references to the subadviser in the Prospectus shall be changed to FIAM LLC.

The date of this Supplement is January 4, 2016.

Please include this Supplement with your Prospectus.

Register on Thrivent.com
to access your accounts, member benefits and more

It only takes 5 steps

Step 1: Visit Thrivent.com and click "**Register**."

Step 2: Enter your Member ID and Birth Date.

Step 3: Enter your email address.

Step 4: Create a User ID, password and security questions. Your password should be something that only you would know and one that is not easily guessed by others.

Step 5: Log in to Thrivent.com using your new user ID and password. A selection of popular links will appear, ready for you to explore.

THRIVENT FINANCIAL
DISCOVER THE THRIVENT STORY
We see money as a tool, not a goal.
Watch video

That's it! Now you're ready to enjoy all the features and benefits of Thrivent.com, anytime and from anywhere.

REGISTER TODAY
so you can log in tomorrow!

This page is not part of the annual report.

THRIVENT
FINANCIAL®

4321 N. Ballard Road, Appleton, WI 54919-0001

We're listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Series Fund, Inc. to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 N. Ballard Road, Appleton, WI 54919-0001, or by calling us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request.

It's your choice—email, U.S. mail or some of each?

Paperless delivery of documents provides faster access to important information.
An email is sent to you when new documents are available.

Paperless delivery options:

- Prospectuses
- Annual and semiannual reports
- Most billing and contribution notices
- Most contract and account statements
- Most life insurance statements
- Confirmation activity statements
- Annual privacy notice
- *Thrivent* magazine

Go to Thrivent.com/gopaperless to learn more.

23572AR R2-16

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Directors has determined that Constance L. Souders, an independent director, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accounts, PricewaterhouseCoopers LLP (“PwC”), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $527,340 for the year ended December 31, 2014 and $491,872 for the year ended December 31, 2015.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the fiscal year ended December 31, 2014 and $0 for the year ended December 31, 2015. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2014 and $0 for the year ended December 31, 2015.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $115,181 for the year ended December 31, 2014 and $129,548 for the year ended December 31, 2015. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2014 and $0 for the year ended December 31, 2015.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2014 and $0 for the year ended December 31, 2015. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $3,600 for the year ended December 31, 2014 and $147,014 for the year ended December 31, 2015. The 2015 payments included payments for access to a PWC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards, fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc, and other tax related work. These figures are also reported in response to item 4(g) below.

(e)	Registrant’s audit committee charter provides that the audit committee (comprised of the independent Directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2015, were for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending December 31, 2014 were $3,600, and $147,014 for December 31, 2015, respectively. These figures are also reported in response to item 4(d) above.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	The summary schedule of investments for these portfolios; Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Growth and Income Plus Portfolio, Balanced Income Plus Portfolio, Diversified Income Plus Portfolio, Opportunity Income Plus Portfolio, Small Cap Index Portfolio, Mid Cap Index Portfolio, Partner Worldwide Allocation Portfolio, Large Cap Stock Portfolio, Large Cap Index Portfolio, High Yield Portfolio, Income Portfolio and Limited Maturity Bond Portfolio, are included as part of the report to shareholders filed under Item 1 of this Form. The schedule of investments for said portfolios are filed under this Item.

Report of Independent Registered Public Accounting Firm

To the Directors and Shareholders of Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio, Thrivent Moderately Conservative Allocation Portfolio, Thrivent Growth and Income Plus Portfolio, Thrivent Balanced Income Plus Portfolio, Thrivent Diversified Income Plus Portfolio, Thrivent Opportunity Income Plus Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio, Thrivent High Yield Portfolio, Thrivent Income Portfolio, and Thrivent Limited Maturity Bond Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio, Thrivent Moderately Conservative Allocation Portfolio, Thrivent Growth and Income Plus Portfolio, Thrivent Balanced Income Plus Portfolio, Thrivent Diversified Income Plus Portfolio, Thrivent Opportunity Income Plus Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio, Thrivent High Yield Portfolio, Thrivent Income Portfolio, and Thrivent Limited Maturity Bond Portfolio (constituting part of Thrivent Series Fund, Inc.) (hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and schedules of investments (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, agent banks, transfer agent and brokers provides a reasonable basis for our opinion.

February 18, 2016

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (55.6%)	Value
Consumer Discretionary (9.1%)
18,217	Aaron’s, Inc.	$407,879
1,000	Aisan Industry Company, Ltd.	10,269
300	Aisin Seiki Company, Ltd.	12,912
15,246	Amazon.com, Inc.[a,b]	10,304,619
1,290	American Axle & Manufacturing Holdings, Inc.[a]	24,433
2,111	American Public Education, Inc.[a]	39,286
5,320	Ascena Retail Group, Inc.[a]	52,402
5,110	AutoZone, Inc.[a]	3,791,160
7,200	Barnes & Noble, Inc.	62,712
200	Bayerische Motoren Werke AG	16,733
10,000	Bed Bath & Beyond, Inc.[a]	482,500
1,400	Berkeley Group Holdings plc	76,109
6,940	Big Lots, Inc.	267,468
7,220	Bloomin’ Brands, Inc.	121,946
650	Bob Evans Farms, Inc.	25,253
4,270	Boyd Gaming Corporation[a]	84,845
300	Brembo SPA	14,494
800	Bridgestone Corporation	27,441
23,080	Brunswick Corporation	1,165,771
22,456	Burlington Stores, Inc.[a]	963,362
13,450	Caleres, Inc.	360,729
2,000	Callaway Golf Company	18,840
2,000	Calsonic Kansei Corporation	17,632
8,496	Cedar Fair, LP	474,417
7,700	Cheesecake Factory, Inc.	355,047
4,210	Chegg, Inc.[a]	28,333
6,310	Children’s Place, Inc.	348,312
1,760	Choice Hotels International, Inc.	88,722
1,320	Chuy’s Holdings, Inc.[a]	41,369
1,000	Cineworld Group plc	8,291
73,078	Comcast Corporation[b]	4,123,792
600	Compass Group plc	10,397
28,768	Core-Mark Holding Company, Inc.	2,357,250
3,292	CSS Industries, Inc.	93,427
4,223	Culp, Inc.	107,560
200	Daimler AG	16,711
5,300	Dana Holding Corporation	73,140
6,600	Debenhams plc	7,116
8,387	Delphi Automotive plc	719,018
1,300	Denso Corporation	62,121
10,490	Discovery Communications, Inc., Class Aa	279,873
12,350	DISH Network Corporation[a]	706,173
5,770	Dollar General Corporation	414,690
18,531	Dollar Tree, Inc.[a]	1,430,964
7,760	Domino’s Pizza, Inc.	863,300
715	Dorman Products, Inc.[a]	33,941
1,824	Drew Industries, Inc.	111,063
9,400	DSW, Inc.	224,284
5,300	EDION Corporation	40,018
600	Electrolux AB	14,476
4,232	Ethan Allen Interiors, Inc.	117,734
800	Eutelsat Communications	23,952
6,711	Expedia, Inc.	834,177
16,215	Finish Line, Inc.	293,167
25,450	Ford Motor Company	358,590
3,518	Fossil, Inc.[a]	128,618
4,005	Fred’s, Inc.	65,562
36,406	G-III Apparel Group, Ltd.[a]	1,611,330
1,900	GKN plc	8,622
1,200	Gray Television, Inc.[a]	19,560
4,000	Gunze, Ltd.	11,716
2,100	Hakuhodo Dy Holdings, Inc.	22,721
5,000	Harley-Davidson, Inc.	226,950
10,276	Harman International Industries, Inc.	968,102
5,502	Haverty Furniture Companies, Inc.	117,963
2,350	Hilton Worldwide Holdings, Inc.	50,290
44,260	Home Depot, Inc.	5,853,385
20,140	Houghton Mifflin Harcourt Company[a]	438,649
100	Hugo Boss AG	8,251
3,800	Inchcape plc	43,843
1,800	Informa plc	16,268
600	Intertek Group plc	24,544
2,231	Interval Leisure Group, Inc.	34,826
900	iRobot Corporation[a]	31,860
1,000	Isuzu Motors, Ltd.	10,773
12,600	ITV plc	51,299
8,210	Jack in the Box, Inc.	629,789
36,193	Jarden Corporation[a]	2,067,344
21,627	Kate Spade & Company[a]	384,312
7,940	Krispy Kreme Doughnuts, Inc.[a]	119,656
43,540	Las Vegas Sands Corporation	1,908,794
8,455	La-Z-Boy, Inc.	206,471
4,840	Lear Corporation	594,497
7,150	Liberty Interactive Corporation[a]	195,338
6,660	Liberty Media Corporation, Class Aa	261,405
13,216	Limited Brands, Inc.	1,266,357
4,862	Lithia Motors, Inc.	518,630
20,710	LKQ Corporation[a]	613,637
6,200	Lookers plc	16,893
7,460	Lowe’s Companies, Inc.	567,258
5,520	Macy’s, Inc.	193,090
17,395	MDC Partners, Inc.	377,819
2,299	Meritage Homes Corporation[a]	78,143
300	Mitsuba Corporation	4,638
710	Movado Group, Inc.	18,254
9,399	National CineMedia, Inc.	147,658
5,850	Nautilus, Inc.[a]	97,812
2,545	New Media Investment Group, Inc.	49,526
95,560	NIKE, Inc.	5,972,500
1,800	NOK Corporation	42,050
29,021	Nord Anglia Education, Inc.[a]	588,546
61,410	Nutrisystem, Inc.	1,328,912
6,914	O’Reilly Automotive, Inc.[a]	1,752,146
21,690	Oxford Industries, Inc.	1,384,256
2,000	PanaHome Corporation	15,110
16,510	Papa John’s International, Inc.	922,414
54,730	Papa Murphy’s Holdings, Inc.[a]	616,260
3,800	Persimmon plc	113,367
2,669	Pier 1 Imports, Inc.	13,585
300	ProSiebenSat.1 Media AG	15,135
1,750	Pulte Group, Inc.	31,185
12,219	PVH Corporation	899,929
3,459	Ralph Lauren Corporation	385,609
6,133	Red Robin Gourmet Burgers, Inc.[a]	378,651
3,030	Rent-A-Center, Inc.	45,359
6,927	Restoration Hardware Holdings, Inc.[a]	550,350
31,026	Ross Stores, Inc.	1,669,509
3,760	Ruby Tuesday, Inc.[a]	20,718
3,350	Ruth’s Hospitality Group, Inc.	53,332
259	Schibsted ASA	8,515
6,900	Scripps Networks Interactive, Inc.	380,949
900	Sekisui House, Ltd.	15,132
9,170	Service Corporation International	238,603
1,000	SHOWA Corporation	9,279
4,550	Signet Jewelers, Ltd.	562,790
13,530	Skechers USA, Inc.[a]	408,741
1,400	Sports Direct International plc[a]	11,897
6,212	Sportsman’s Warehouse Holdings, Inc.[a]	80,135
400	Stanley Electric Company, Ltd.	8,775

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (55.6%)	Value
Consumer Discretionary (9.1%) - continued
53,960	Staples, Inc.	$511,001
2,700	Star Entertainment Group, Ltd.	9,907
100,010	Starbucks Corporation	6,003,600
17,461	Starwood Hotels & Resorts Worldwide, Inc.	1,209,698
5,644	Stein Mart, Inc.	37,984
3,100	Sumitomo Forestry Company, Ltd.	41,829
1,500	Sumitomo Rubber Industries, Ltd.	19,505
2,000	Takashimaya Company, Ltd.	18,011
400	Tamron Company, Ltd.	7,380
16,000	Target Corporation	1,161,760
3,100	Tatts Group, Ltd.	9,842
14,700	Taylor Wimpey plc	43,944
14,005	Tenneco, Inc.[a]	642,970
22,175	Time, Inc.	347,482
26,816	Toll Brothers, Inc.[a]	892,973
3,770	Tower International, Inc.	107,709
8,490	TransUnion[a]	234,069
45,454	Tuesday Morning Corporation[a]	295,451
3,600	UBM plc	27,902
3,459	Ulta Salon Cosmetics & Fragrance, Inc.[a]	639,915
4,540	Under Armour, Inc.[a]	365,969
8,035	Vail Resorts, Inc.	1,028,400
300	Valora Holding AG	62,413
2,570	Vera Bradley, Inc.[a]	40,503
6,659	VF Corporation	414,523
2,000	Wacoal Holdings Corporation	23,917
2,500	WH Smith plc	64,960
960	Winnebago Industries, Inc.	19,104
1,700	Wolters Kluwer NV	57,092
2,300	WPP plc	52,904
6,150	Wyndham Worldwide Corporation	446,798
500	Yokohama Rubber Company, Ltd.	7,679
7,780	Yum! Brands, Inc.	568,329
19,360	Zoe’s Kitchen, Inc.[a]	541,693

	Total	87,553,628

Consumer Staples (1.6%)
500	AarhusKarlshamn AB	37,039
25,530	Altria Group, Inc.	1,486,101
26,480	Aramark	853,980
5,570	Archer-Daniels-Midland Company	204,308
14,290	Avon Products, Inc.	57,874
1,500	Axfood AB	25,980
330	Bakkafrost PF	9,722
25,900	Blue Buffalo Pet Products, Inc.[a]	484,589
2,291	Boston Beer Company, Inc.[a]	462,576
100	British American Tobacco plc	5,553
1,200	Britvic plc	12,857
3,790	Brown-Forman Corporation	376,271
12,500	Campbell Soup Company	656,875
300	Carrefour SA	8,658
13,130	Casey’s General Stores, Inc.	1,581,509
43,640	Coca-Cola Company	1,874,774
2,700	Coca-Cola HBC AGa	57,499
5,000	CVS Health Corporation	488,850
41,840	Flowers Foods, Inc.	899,142
5,836	Hain Celestial Group, Inc.[a]	235,716
500	Henkel AG & Company KGaA	47,827
4,600	Imperial Tobacco Group plc	242,963
760	Ingles Markets, Inc.	33,501
5,500	Ingredion, Inc.	527,120
3,000	Japan Tobacco, Inc.	110,141
1,100	Jeronimo Martins SGPS SA	14,314
1,200	Kao Corporation	61,667
100	Kerry Group plc	8,274
1,400	Kimberly-Clark Corporation	178,220
7,800	Koninklijke Ahold NV	164,530
200	KOSE Corporation	18,492
2,450	Lancaster Colony Corporation	282,877
1,000	Marks and Spencer Group plc	6,658
4,950	Molson Coors Brewing Company	464,904
3,150	Mondelez International, Inc.	141,246
9,979	Monster Beverage Corporation[a]	1,486,472
1,700	Nestle SA	126,200
1,000	Nippon Meat Packers, Inc.	19,600
2,000	Nisshin Oillio Group, Ltd.	8,147
3,520	PepsiCo, Inc.	351,718
2,291	Philip Morris International, Inc.	201,402
390	PriceSmart, Inc.	32,366
300	Royal Unibrew AS	12,192
7,752	SpartanNash Company	167,753
700	Suedzucker AG	13,874
300	Sugi Holdings Company, Ltd.	16,552
100	Sundrug Company, Ltd.	6,430
400	Svenska Cellulosa AB SCA	11,592
1,800	Swedish Match AB	63,607
1,120	Tootsie Roll Industries, Inc.	35,381
2,700	Tyson Foods, Inc.	143,991
13,016	United Natural Foods, Inc.[a]	512,310
1,900	Universal Corporation	106,552
9,870	WhiteWave Foods Company[a]	384,042

	Total	15,822,788

Energy (6.6%)
12,635	Archrock, Inc.	95,015
11,476	Atwood Oceanics, Inc.	117,399
300	Azrieli Group, Ltd.	11,176
65,340	Baker Hughes, Inc.	3,015,441
9,925	Basic Energy Services, Inc.[a]	26,599
14,380	Bonanza Creek Energy, Inc.[a]	75,783
19,000	BP plc	98,738
3,197	Bristow Group, Inc.	82,802
27,281	Callon Petroleum Company[a]	227,524
54,130	Cameron International Corporation[a]	3,421,016
90,950	Canadian Natural Resources, Ltd.	1,985,439
74,190	Chevron Corporation	6,674,132
2,430	Cimarex Energy Company	217,193
1,297	Clayton Williams Energy, Inc.[a]	38,352
294,556	Cobalt International Energy, Inc.[a]	1,590,602
2,740	Columbia Pipeline Group, Inc.	54,800
25,237	Concho Resources, Inc.[a]	2,343,508
9,225	Continental Resources, Inc.[a]	211,990
5,220	Delek US Holdings, Inc.	128,412
75,095	Denbury Resources, Inc.	151,692
3,100	Devon Energy Corporation	99,200
7,250	Diamond Offshore Drilling, Inc.	152,975
12,766	Diamondback Energy, Inc.[a]	854,045
850	Dril-Quip, Inc.[a]	50,345
18,840	Ensco plc	289,948
78,116	EOG Resources, Inc.	5,529,832
8,880	EP Energy Corporation[a]	38,894
86,781	EQT Corporation	4,523,894
34,150	Exxon Mobil Corporation	2,661,992
2,200	Forum Energy Technologies, Inc.[a]	27,412
4,900	Frank’s International NV	81,781
2,650	Green Plains, Inc.	60,685
4,080	Gulfport Energy Corporation[a]	100,246
32,300	Halliburton Company	1,099,492
3,650	Helix Energy Solutions Group, Inc.[a]	19,199
7,850	Helmerich & Payne, Inc.	420,367

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (55.6%)	Value
Energy (6.6%) - continued
13,829	HollyFrontier Corporation	$551,639
175,773	Marathon Oil Corporation	2,212,982
101,800	Marathon Petroleum Corporation	5,277,312
18,280	Nabors Industries, Ltd.	155,563
2,190	National Oilwell Varco, Inc.	73,343
24,950	Noble Corporation	263,223
1,635	Noble Energy, Inc.	53,841
108,604	Oasis Petroleum, Inc.[a]	800,411
4,575	Oceaneering International, Inc.	171,654
1,390	Oil States International, Inc.[a]	37,878
600	OMV AG	17,031
69,850	Parsley Energy, Inc.[a]	1,288,732
54,950	Patterson-UTI Energy, Inc.	828,646
2,520	PBF Energy, Inc.	92,761
206,150	Petroleo Brasileiro SA ADR[a]	886,445
8,280	Pioneer Energy Services Corporation[a]	17,968
135,250	Rowan Companies plc	2,292,487
400	Royal Dutch Shell plc	9,123
1,000	Royal Dutch Shell plc, Class B	22,791
13,020	RPC, Inc.	155,589
29,550	Schlumberger, Ltd.	2,061,112
1,600	SemGroup Corporation	46,176
89,860	Southwestern Energy Company[a]	638,905
6,890	Spectra Energy Corporation	164,947
3,201	Statoil ASA	44,644
146,780	Suncor Energy, Inc. ADR	3,786,924
8,560	Superior Energy Services, Inc.	115,303
19,060	Teekay Tankers, Ltd.	131,133
5,667	Tesco Corporation	41,029
630	Tesoro Corporation	66,383
11,140	TETRA Technologies, Inc.[a]	83,773
3,000	TonenGeneral Sekiyu KK	25,326
31,916	U.S. Silica Holdings, Inc.	597,787
448,056	Weatherford International, Ltd.[a]	3,759,190
3,518	Western Refining, Inc.	125,311
1,325	World Fuel Services Corporation	50,960
12,330	WPX Energy, Inc.[a]	70,774

	Total	63,597,016

Financials (7.6%)
12,800	Aberdeen Asset Management plc	54,544
1,380	ACE, Ltd.	161,253
500	AEON Financial Service Company, Ltd.	11,169
12,943	Affiliated Managers Group, Inc.[a]	2,067,774
2,505	Alexandria Real Estate Equities, Inc.	226,352
2,000	Allianz SE	352,558
12,860	Allied World Assurance Company Holdings AG	478,263
9,590	American Assets Trust, Inc.	367,777
11,530	American Campus Communities, Inc.	476,650
11,650	American Equity Investment Life Holding Company	279,949
10,155	American Financial Group, Inc.	731,972
3,440	American International Group, Inc.	213,177
17,941	Ameris Bancorp	609,815
1,580	AMERISAFE, Inc.	80,422
25,860	Anworth Mortgage Asset Corporation	112,491
1,450	Apartment Investment & Management Company	58,043
8,216	Argo Group International Holdings, Ltd.	491,645
9,518	Arthur J. Gallagher & Company	389,667
2,010	Ashford Hospitality Prime, Inc.	29,145
8,345	Aspen Insurance Holdings, Ltd.	403,063
1,670	Associated Banc-Corp	31,312
47,470	Assured Guaranty, Ltd.	1,254,632
5,500	Australia & New Zealand Banking Group, Ltd.	110,989
20,200	Banco Santander SA	99,372
2,130	BancorpSouth, Inc.	51,099
9,100	Bank Hapoalim, Ltd.	46,974
125,020	Bank of America Corporation	2,104,087
10,150	Bank of New York Mellon Corporation	418,383
2,400	Bank of Queensland, Ltd.	24,210
22,722	Bank of the Ozarks, Inc.	1,123,830
16,000	Bank of Yokohama, Ltd.	98,074
2,110	BankFinancial Corporation	26,649
26,000	BB&T Corporation	983,060
21,847	BBCN Bancorp, Inc.	376,205
5,700	BinckBank NV	49,125
6,150	Blackstone Group, LP	179,826
200	Bolsas y Mercados Espanoles SA	6,740
4,800	Boston Private Financial Holdings, Inc.	54,432
7,350	Brandywine Realty Trust	100,401
1,700	British Land Company plc	19,671
17,997	Brixmor Property Group, Inc.	464,683
8,630	Brookline Bancorp, Inc.	99,245
13,160	Brown & Brown, Inc.	422,436
4,900	Camden Property Trust	376,124
2,450	Capital One Financial Corporation	176,841
2,500	Capital Shopping Centres Group plc	11,680
7,700	CapitaMall Trust	10,448
7,750	Cathay General Bancorp	242,807
7,900	CBRE Group, Inc.[a]	273,182
18,023	Cedar Realty Trust, Inc.	127,603
5,050	Charles Schwab Corporation	166,296
1,000	Chatham Lodging Trust	20,480
2,000	Chiba Bank, Ltd.	14,192
55,681	Citigroup, Inc.	2,881,492
3,220	Clifton Bancorp, Inc.	46,175
43,750	CNO Financial Group, Inc.	835,187
2,400	CNP Assurances	32,375
45,866	CoBiz Financial, Inc.	615,522
4,961	Columbia Banking System, Inc.	161,282
4,100	Comerica, Inc.	171,503
1,590	Commerce Bancshares, Inc.	67,639
1,630	Corporate Office Properties Trust	35,583
800	Daiwa House Industry Company, Ltd.	22,997
100	Derwent London plc	5,409
10,900	DEXUS Property Group	59,123
5,350	Digital Realty Trust, Inc.	404,567
5,200	Direct Line Insurance Group plc	31,170
2,100	Douglas Emmett, Inc.	65,478
22,650	Duke Realty Corporation	476,103
4,738	East West Bancorp, Inc.	196,911
960	Education Realty Trust, Inc.	36,365
5,437	Employers Holdings, Inc.	148,430
8,830	Equity One, Inc.	239,734
27,499	Essent Group, Ltd.[a]	601,953
16,555	EverBank Financial Corporation	264,549
16,183	Evercore Partners, Inc.	875,015
3,920	Extra Space Storage, Inc.	345,783
13,300	F.N.B. Corporation	177,422
2,650	FelCor Lodging Trust, Inc.	19,345
49,140	Fifth Third Bancorp	987,714
13,010	First Commonwealth Financial Corporation	118,001
480	First Defiance Financial Corporation	18,134
1,070	First Financial Corporation	36,348
5,740	First Horizon National Corporation	83,345

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (55.6%)	Value
Financials (7.6%) - continued
6,500	First Industrial Realty Trust, Inc.	$143,845
710	First Interstate BancSystem, Inc.	20,640
16,730	First Midwest Bancorp, Inc.	308,334
840	First NBC Bank Holding Company[a]	31,408
8,298	First Potomac Realty Trust	94,597
33,188	First Republic Bank	2,192,399
5,800	FlexiGroup, Ltd.	12,658
4,690	Franklin Street Properties Corporation	48,541
6,900	Frasers Centrepoint Trust	8,968
16,000	Fukuoka Financial Group, Inc.	79,338
6,373	Genworth Financial, Inc.[a]	23,771
620	German American Bancorp, Inc.	20,658
1,550	Getty Realty Corporation	26,582
4,381	Glacier Bancorp, Inc.	116,228
2,890	Great Western Bancorp, Inc.	83,868
8,455	Green Bancorp, Inc.[a]	88,608
900	Hamborner REIT AG	9,403
1,200	Hammerson plc	10,608
1,230	Hancock Holding Company	30,959
2,000	Hang Seng Bank, Ltd.	37,907
56,222	Hanmi Financial Corporation	1,333,586
900	Hannover Rueckversicherung SE	102,771
4,030	Hanover Insurance Group, Inc.	327,800
28,830	Hartford Financial Services Group, Inc.	1,252,952
7,109	Hatteras Financial Corporation	93,483
450	HCI Group, Inc.	15,683
4,000	Henderson Group plc	18,180
1,000	Henderson Land Development Company, Ltd.	6,100
4,120	HFF, Inc.	128,008
2,650	Highwoods Properties, Inc.	115,540
4,000	Hokuhoku Financial Group, Inc.	8,154
5,092	Home BancShares, Inc.	206,328
1,160	Hometrust Bancshares, Inc.[a]	23,490
15,500	Horace Mann Educators Corporation	514,290
27,598	Host Hotels & Resorts, Inc.	423,353
13,984	Houlihan Lokey, Inc.	366,521
4,940	Hudson Pacific Properties, Inc.	139,012
2,100	Hufvudstaden AB	29,687
155,060	Huntington Bancshares, Inc.	1,714,964
16,000	Hysan Development Company, Ltd.	65,371
800	IG Group Holdings plc	9,458
2,900	ING Groep NV	39,237
2,580	Inland Real Estate Corporation	27,400
18,319	Intercontinental Exchange, Inc.	4,694,427
6,900	Intermediate Capital Group plc	63,608
8,720	Invesco, Ltd.	291,946
4,700	Investa Office Fund	13,605
10,100	Investec plc	71,216
28,140	Investors Bancorp, Inc.	350,062
48,583	J.P. Morgan Chase & Company	3,207,935
37,190	Janus Capital Group, Inc.	524,007
1,650	Kearny Financial Corporation	20,906
9,242	Kennedy-Wilson Holdings, Inc.	222,547
116,340	KeyCorp	1,534,525
1,274	Kilroy Realty Corporation	80,619
3,240	Lamar Advertising Company	194,335
3,301	LaSalle Hotel Properties	83,053
4,924	Lazard, Ltd.	221,629
4,170	Lexington Realty Trust	33,360
1,180	Liberty Property Trust	36,639
1,434	Lincoln National Corporation	72,073
11,000	Link REIT	65,581
4,500	M&T Bank Corporation	545,310
100	Macquarie Group, Ltd.	5,982
7,180	MetLife, Inc.	346,148
13,800	Mitsubishi UFJ Financial Group, Inc.	85,481
6,670	Monmouth Real Estate Investment Corporation	69,768
22,790	Morgan Stanley	724,950
5,680	MSCI, Inc.	409,698
200	Muenchener Rueckversicherungs-Gesellschaft AG	39,848
14,700	Nasdaq, Inc.	855,099
4,000	National Interstate Corporation	106,800
21,588	Navient Corporation	247,183
1,390	Navigators Group, Inc.[a]	119,248
34,000	New World Development Company, Ltd.	33,386
10,000	Northern Trust Corporation	720,900
18,940	NorthStar Asset Management Corporation, Inc.	229,932
3,000	Ogaki Kyoritsu Bank, Ltd.	12,095
2,700	Old Mutual plc	7,103
850	One Liberty Properties, Inc.	18,241
9,280	Oritani Financial Corporation	153,120
32,519	PacWest Bancorp	1,401,569
14,960	Parkway Properties, Inc.	233,825
18,193	Pebblebrook Hotel Trust	509,768
2,560	PennyMac Financial Services, Inc.[a]	39,322
1,260	Physicians Realty Trust	21,244
2,360	Popular, Inc.	66,882
2,710	Post Properties, Inc.	160,324
1,987	Potlatch Corporation	60,087
2,600	Poundland Group plc	7,961
15,750	Primerica, Inc.	743,873
660	PrivateBancorp, Inc.	27,073
10,900	Progressive Corporation	346,620
11,010	Provident Financial Services, Inc.	221,851
15,540	Radian Group, Inc.	208,081
13,560	Ramco-Gershenson Properties Trust	225,232
15,808	Raymond James Financial, Inc.	916,390
2,720	RE/MAX Holdings, Inc.	101,456
4,405	Realogy Holdings Corporation[a]	161,531
8,710	Renasant Corporation	299,711
1,900	Resona Holdings, Inc.	9,227
2,130	Rouse Properties, Inc.	31,013
1,115	Safeguard Scientifics, Inc.[a]	16,179
393	Safety Insurance Group, Inc.	22,157
200	Sampo Oyj	10,156
4,661	Sandy Spring Bancorp, Inc.	125,661
1,300	Schroders plc	56,939
1,250	Seacoast Banking Corporation of Florida[a]	18,725
4,110	Selective Insurance Group, Inc.	138,014
1,170	Sierra Bancorp	20,651
3,750	Silver Bay Realty Trust Corporation REIT	58,725
173,210	SLM Corporation[a]	1,129,329
200	Sompo Japan Nipponkoa Holdings, Inc.	6,567
7,430	Spirit Realty Captial, Inc.	74,449
5,870	Starwood Property Trust, Inc.	120,687
2,834	State Auto Financial Corporation	58,352
35,058	Stifel Financial Corporation[a]	1,485,057
27,100	Stockland	80,446
3,770	Store Capital Corporation	87,464
11,000	Sumitomo Mitsui Trust Holdings, Inc.	41,661
7,781	Summit Hotel Properties, Inc.	92,983
5,970	SunTrust Banks, Inc.	255,755

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (55.6%)	Value
Financials (7.6%) - continued
10,229	SVB Financial Group[a]	$1,216,228
2,100	Swiss Re AG	205,099
4,600	Synchrony Financial[a]	139,886
51,590	Synovus Financial Corporation	1,670,484
300	Talanx AG	9,226
29,880	Talmer Bancorp, Inc.	541,127
42,800	TCF Financial Corporation	604,336
21,349	TD Ameritrade Holding Corporation	741,024
23,473	Terreno Realty Corporation	530,959
1,150	Territorial Bancorp, Inc.	31,901
200	Tokio Marine Holdings, Inc.	7,725
1,870	TriCo Bancshares	51,313
5,220	TrustCo Bank Corporation	32,051
2,100	U.S. Bancorp	89,607
4,000	UBS Group AG	77,598
2,245	UMH Properties, Inc.	22,719
1,480	Union Bankshares Corporation	37,355
960	United Community Banks, Inc.	18,710
6,100	United Overseas Bank, Ltd.	84,100
1,110	Urstadt Biddle Properties, Inc.	21,356
2,754	W.R. Berkley Corporation	150,781
1,200	Wallenstam AB	9,645
510	Webster Financial Corporation	18,967
12,050	Wells Fargo & Company	655,038
21,368	Western Alliance Bancorp[a]	766,256
3,210	Western Asset Mortgage Capital Corporation	32,806
1,810	Whitestone REIT	21,738
11,800	Wing Tai Holdings, Ltd.	14,576
1,409	Wintrust Financial Corporation	68,365
1,545	WSFS Financial Corporation	49,996
4,937	XL Group plc	193,432
65,020	Zions Bancorporation	1,775,046

	Total	73,666,971

Health Care (8.3%)
97,380	Abbott Laboratories	4,373,336
12,100	ABIOMED, Inc.[a]	1,092,388
22,769	Acadia Healthcare Company, Inc.[a]	1,422,152
1,900	Acceleron Pharma, Inc.[a]	92,644
1,300	Aceto Corporation	35,074
37,510	Acorda Therapeutics, Inc.[a]	1,604,678
100	Actelion, Ltd.	13,894
13,000	Aetna, Inc.	1,405,560
19,350	Affymetrix, Inc.[a]	195,241
40,124	Akorn, Inc.[a]	1,497,026
4,160	Albany Molecular Research, Inc.[a]	82,576
20,598	Align Technology, Inc.[a]	1,356,378
20,524	Allergan plc[a]	6,413,750
5,411	Allscripts Healthcare Solutions, Inc.[a]	83,221
9,847	AmerisourceBergen Corporation	1,021,232
2,270	Amgen, Inc.	368,489
20,568	AMN Healthcare Services, Inc.[a]	638,636
2,100	AmSurg Corporation[a]	159,600
3,058	Anacor Pharmaceuticals, Inc.[a]	345,462
6,241	Analogic Corporation	515,507
1,000	Astellas Pharmaceutical, Inc.	14,236
6,904	Asterias Biotherapeutics, Inc.[a]	27,133
316	Atrion Corporation	120,459
4,118	Baxalta, Inc.	160,726
6,832	BioMarin Pharmaceutical, Inc.[a]	715,720
570	Bio-Rad Laboratories, Inc.[a]	79,036
4,108	C.R. Bard, Inc.	778,220
11,640	Cambrex Corporation[a]	548,128
1,200	Cardinal Health, Inc.	107,124
32,901	Cardiovascular Systems, Inc.[a]	497,463
22,022	Centene Corporation[a]	1,449,268
73,288	Cerner Corporation[a]	4,409,739
1,550	CONMED Corporation	68,277
1,500	Cross Country Healthcare, Inc.[a]	24,585
300	CSL, Ltd.	22,872
21,810	DENTSPLY International, Inc.	1,327,138
75,143	Depomed, Inc.[a]	1,362,343
16,030	Edwards Lifesciences Corporation[a]	1,266,049
10,500	Ensign Group, Inc.	237,615
29,121	Envision Healthcare Holdings, Inc.[a]	756,272
1,500	Essilor International SA	186,955
11,000	EXACT Sciences Corporation[a]	101,530
51,095	ExamWorks Group, Inc.[a]	1,359,127
2,100	Express Scripts Holding Company[a]	183,561
100	Fresenius Medical Care AG & Company KGaA	8,403
100	Gerresheimer AG	7,814
53,208	Gilead Sciences, Inc.	5,384,118
4,730	Globus Medical, Inc.[a]	131,589
13,070	Greatbatch, Inc.[a]	686,175
9,200	HCA Holdings, Inc.[a]	622,196
3,490	HealthSouth Corporation	121,487
2,810	Healthways, Inc.[a]	36,165
1,600	Hikma Pharmaceuticals plc	54,239
3,300	Hill-Rom Holdings, Inc.	158,598
20,800	Hologic, Inc.[a]	804,752
1,170	ICON plca	90,909
26,361	Impax Laboratories, Inc.[a]	1,127,196
20,500	Inogen, Inc.[a]	821,845
19,566	Intersect ENT, Inc.[a]	440,235
48,428	Ironwood Pharmaceuticals, Inc.[a]	561,281
500	Kaken Pharmaceutical Company, Ltd.	34,167
12,350	Kindred Healthcare, Inc.	147,088
3,789	LivaNova plc[a]	224,953
200	Lonza Group AG	32,527
2,700	Magellan Health Services, Inc.[a]	166,482
4,054	Medtronic, Inc.	311,834
9,780	Merck & Company, Inc.	516,580
2,208	Mettler-Toledo International, Inc.[a]	748,799
83,133	Mylan NVa	4,495,001
2,128	National Healthcare Corporation	131,298
670	Neogen Corporation[a]	37,868
15,202	Neurocrine Biosciences, Inc.[a]	859,977
1,400	Novartis AG	120,427
1,600	Novo Nordisk AS	92,637
36,771	NuVasive, Inc.[a]	1,989,679
3,420	NxStage Medical, Inc.[a]	74,932
300	Paramount Bed Holdings Company, Ltd.	10,644
4,240	PerkinElmer, Inc.	227,137
7,810	Perrigo Company plc	1,130,107
64,220	Pfizer, Inc.	2,073,022
4,810	PharMerica Corporation[a]	168,350
2,680	Progenics Pharmaceuticals, Inc.[a]	16,428
1,600	Prothena Corporation plc[a]	108,976
1,550	Providence Service Corporation[a]	72,726
1,600	Quality Systems, Inc.	25,792
1,610	Quest Diagnostics, Inc.	114,535
5,785	Quintiles Transnational Holdings, Inc.[a]	397,198
300	Recordati SPA	7,827
4,050	Roche Holding AG ADR	139,604
1,190	Sagent Pharmaceuticals, Inc.[a]	18,933
1,000	Sanofi	85,222
400	Suzuken Company, Ltd.	15,201

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (55.6%)	Value
Health Care (8.3%) - continued
29,648	Team Health Holdings, Inc.[a]	$1,301,251
31,937	Teleflex, Inc.	4,198,119
5,293	Triple-S Management Corporation[a]	126,556
10,823	UnitedHealth Group, Inc.	1,273,218
14,624	Universal Health Services, Inc.	1,747,422
2,420	Vanda Pharmaceuticals, Inc.[a]	22,530
2,360	VCA Antech, Inc.[a]	129,800
48,600	Veeva Systems, Inc.[a]	1,402,110
35,766	Vertex Pharmaceuticals, Inc.[a]	4,500,436
4,450	Waters Corporation[a]	598,881
3,187	Wellcare Health Plans, Inc.[a]	249,255
5,190	West Pharmaceutical Services, Inc.	312,542
8,180	Zoetis, Inc.	391,986

	Total	80,427,479

Industrials (6.2%)
15,970	3M Company	2,405,721
1,970	A.O. Smith Corporation	150,922
500	Aalberts Industries NV	17,228
3,050	AAR Corporation	80,184
8,065	ABM Industries, Inc.	229,611
600	Adecco SA	41,066
23,600	ADT Corporation	778,328
7,060	AECOM[a]	212,012
5,664	Aegion Corporation[a]	109,372
8,340	AGCO Corporation	378,553
1,000	Aida Engineering, Ltd.	10,307
11,400	Air New Zealand, Ltd.	22,992
600	Airbus Group NV	40,433
2,240	Allison Transmission Holdings, Inc.	57,994
900	Amada Holdings Company, Ltd.	8,588
1,850	AMETEK, Inc.	99,141
200	Andritz AG	9,734
1,500	Applied Industrial Technologies, Inc.	60,735
5,000	Asahi Glass Company, Ltd.	28,644
2,811	Astec Industries, Inc.	114,408
300	Atlas Copco Aktiebolag	7,357
9,850	AZZ, Inc.	547,364
10,076	B/E Aerospace, Inc.	426,920
6,300	BAE Systems plc	46,384
4,837	Beacon Roofing Supply, Inc.[a]	199,188
10,910	Boeing Company	1,577,477
3,100	Bollore SA	14,445
1,510	Brady Corporation	34,700
1,400	Briggs & Stratton Corporation	24,220
6,610	Brink’s Company	190,765
11,800	BWX Technologies, Inc.	374,886
8,110	Caterpillar, Inc.	551,156
3,000	Central Glass Company, Ltd.	13,760
400	Central Japan Railway Company	71,014
2,329	CIRCOR International, Inc.	98,167
26,710	CLARCOR, Inc.	1,326,953
5,052	Comfort Systems USA, Inc.	143,578
500	Compagnie de Saint-Gobain	21,668
10,260	Copart, Inc.[a]	389,983
5,090	Corporate Executive Board Company	312,475
300	Croda International plc	13,442
8,468	CSX Corporation	219,745
2,100	CTT-Correios de Portugal SA	20,183
1,283	Cubic Corporation	60,622
10,550	Curtiss-Wright Corporation	722,675
1,000	Dai Nippon Printing Company, Ltd.	9,889
9,660	Danaher Corporation	897,221
1,300	Dart Group plc	11,278
101,500	Delta Air Lines, Inc.	5,145,035
900	Deutsche Post AG	25,162
4,580	DigitalGlobe, Inc.[a]	71,723
5,830	Donaldson Company, Inc.	167,088
400	DSV AS	15,745
100	East Japan Railway Company	9,417
200	Elbit Systems, Ltd.	17,607
28,254	EMCOR Group, Inc.	1,357,322
6,025	Equifax, Inc.	671,004
3,879	ESCO Technologies, Inc.	140,187
13,000	Expeditors International of Washington, Inc.	586,300
9,921	Federal Signal Corporation	157,248
1,300	Ferrovial SA	29,397
2,630	Flowserve Corporation	110,670
26,997	Fortune Brands Home and Security, Inc.	1,498,333
3,207	Franklin Electric Company, Inc.	86,685
23,774	FTI Consulting, Inc.[a]	824,007
2,510	G & K Services, Inc.	157,879
859	Galliford Try plc	19,302
200	GEA Group AG	8,080
5,331	Gibraltar Industries, Inc.[a]	135,621
31,704	Granite Construction, Inc.	1,360,419
11,734	H&E Equipment Services, Inc.	205,110
1,000	Hankyu Hanshin Holdings, Inc.	6,500
950	Hawaiian Holdings, Inc.[a]	33,563
24,210	Healthcare Services Group, Inc.	844,203
15,650	Heico Corporation	850,734
6,600	Hexcel Corporation	306,570
12,944	HNI Corporation	466,761
100	Hochtief AG	9,275
2,515	Honeywell International, Inc.	260,479
200	Hoshizaki Electric Company, Ltd.	12,433
2,508	Hub Group, Inc.[a]	82,639
6,320	Huntington Ingalls Industries, Inc.	801,692
29,938	Huron Consulting Group, Inc.[a]	1,778,317
500	IBIDEN Company, Ltd.	7,168
870	Illinois Tool Works, Inc.	80,632
700	Inaba Denki Sangyo Company, Ltd.	22,366
3,200	Ingersoll-Rand plc	176,928
5,170	Insperity, Inc.	248,935
2,100	Intrum Justitia AB	71,458
8,100	ITOCHU Corporation	95,810
400	Jardine Matheson Holdings, Ltd.	19,371
10,754	JB Hunt Transport Services, Inc.	788,913
779	John Bean Technologies Corporation	38,818
10,100	Joy Global, Inc.	127,361
100	Jungheinrich AG	8,247
2,946	Kaman Corporation	120,226
3,930	KAR Auction Services, Inc.	145,528
5,061	Kforce, Inc.	127,942
3,000	KITZ Corporation	13,475
2,000	KONE Oyj	84,683
700	Koninklijke Boskalis Westminster NV	28,555
14,970	Korn/Ferry International	496,705
2,620	Landstar System, Inc.	153,663
1,000	Lincoln Electric Holdings, Inc.	51,890
2,900	Lockheed Martin Corporation	629,735
11,850	Manpower, Inc.	998,836
23,950	Masco Corporation	677,785
4,760	McGrath Rentcorp	119,904
4,201	Meggitt plc	23,195
200	MEITEC Corporation	6,849
11,810	Meritor, Inc.[a]	98,613
8,433	Middleby Corporation[a]	909,668
6,998	Mine Safety Appliances Company	304,203
1,200	MIRAIT Holdings Corporation	9,887

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (55.6%)	Value
Industrials (6.2%) - continued
1,000	Mitsuboshi Belting, Ltd.	$7,972
7,700	Mueller Water Products, Inc.	66,220
8,469	Navigant Consulting, Inc.[a]	136,012
13,263	Nielsen Holdings plc	618,056
1,300	Nikkon Holdings Company, Ltd.	25,911
2,000	Nippon Express Company, Ltd.	9,398
2,100	Nitto Kogyo Corporation	36,716
1,349	Nordson Corporation	86,538
29,385	Norfolk Southern Corporation	2,485,677
2,800	Northrop Grumman Corporation	528,668
1,000	Obayashi Corporation	9,227
9,190	Old Dominion Freight Line, Inc.[a]	542,853
28,877	On Assignment, Inc.[a]	1,298,021
18,075	Oshkosh Corporation	705,648
25,435	PGT, Inc.[a]	289,705
7,200	PowerSecure International, Inc.[a]	108,360
43,126	Progressive Waste Solutions, Ltd.	1,015,617
22,600	Proto Labs, Inc.[a]	1,439,394
1,550	Quanex Building Products Corporation	32,317
100	Randstad Holding NV	6,227
26,410	Raven Industries, Inc.	411,996
825	RBC Bearings, Inc.[a]	53,287
4,000	Rentokil Initial plc	9,385
3,860	Resources Connection, Inc.	63,072
2,360	Rexnord Corporationa	42,763
200	Rieter Holding AG	37,591
26,745	Ritchie Brothers Auctioneers, Inc.	644,822
800	Rockwell Automation, Inc.	82,088
3,550	Rockwell Collins, Inc.	327,665
5,108	Roper Industries, Inc.	969,447
915	Ryder System, Inc.	51,999
377	Saft Groupe SA	11,491
17,490	Saia, Inc.[a]	389,152
4,200	SIG plc	8,875
53,131	Southwest Airlines Company	2,287,821
4,410	Spirit Aerosystems Holdings, Inc.[a]	220,809
2,426	Stericycle, Inc.[a]	292,576
760	Sun Hydraulics Corporation	24,115
25,476	Swift Transportation Company[a]	352,078
700	Teleperformance SA	58,862
11,506	Tennant Company	647,328
2,040	Tetra Tech, Inc.	53,081
6,401	Textron, Inc.	268,906
100	Thales SA	7,485
300	TKH Group NV	12,182
2,000	Toppan Printing Company, Ltd.	18,426
6,530	Toro Company	477,147
200	Travis Perkins plc	5,802
3,522	Triumph Group, Inc.	139,999
680	TrueBlue, Inc.[a]	17,517
1,000	Tsubakimoto Chain Company	7,700
5,519	Tyco International plc	176,001
780	UniFirst Corporation	81,276
3,270	United Continental Holdings, Inc.[a]	187,371
1,750	United Parcel Service, Inc.	168,402
8,572	United Rentals, Inc.[a]	621,813
2,843	Universal Forest Products, Inc.	194,376
3,635	Universal Truckload Services, Inc.	51,035
100	Vestas Wind Systems AS	6,984
5,700	WABCO Holdings, Inc.[a]	582,882
19,996	WageWorks, Inc.[a]	907,219
22,790	Waste Connections, Inc.	1,283,533
3,002	Watsco, Inc.	351,624
1,770	Wesco Aircraft Holdings, Inc.[a]	21,187
3,680	West Corporation	79,378
409	Woodward, Inc.	20,311
2,000	Xylem, Inc.	73,000
1,190	YRC Worldwide, Inc.[a]	16,874
400	Yuasa Trading Company, Ltd.	9,881

	Total	60,400,495

Information Technology (13.3%)
23,019	A10 Networks, Inc.[a]	151,005
1,970	Accenture plc	205,865
17,845	ACI Worldwide, Inc.[a]	381,883
1,874	Advanced Energy Industries, Inc.[a]	52,903
24,329	Agilent Technologies, Inc.	1,017,195
14,660	Akamai Technologies, Inc.[a]	771,556
35,110	Alibaba Group Holding, Ltd. ADR[a]	2,853,390
4,400	Alliance Data Systems Corporation[a]	1,216,908
7,973	Alphabet, Inc., Class Aa	6,203,074
7,947	Alphabet, Inc., Class Ca	6,030,819
800	Alps Electric Company, Ltd.	21,694
13,502	Ambarella, Inc.[a]	752,601
10,420	Amkor Technology, Inc.[a]	63,354
30,745	Amphenol Corporation	1,605,811
200	AMS AG	6,686
1,300	Analog Devices, Inc.	71,916
7,008	ANSYS, Inc.[a]	648,240
103,044	Apple, Inc.[b]	10,846,411
46,584	Applied Materials, Inc.	869,723
19,090	Arista Networks, Inc.[a]	1,485,966
15,223	Aspen Technology, Inc.[a]	574,820
80	AtoS	6,716
3,400	AVG Technologies NVa	68,170
5,480	Avnet, Inc.	234,763
6,050	AVX Corporation	73,447
6,136	Belden, Inc.	292,564
1,620	Benchmark Electronics, Inc.[a]	33,485
2,740	Black Knight Financial Services, Inc.[a]	90,584
14,990	Booz Allen Hamilton Holding Corporation	462,442
16,340	Broadridge Financial Solutions, Inc.	877,948
69,858	Brocade Communications Systems, Inc.	641,296
10,814	Brooks Automation, Inc.	115,494
3,376	Cabot Microelectronics Corporation[a]	147,801
7,002	CACI International, Inc.[a]	649,646
1,000	Cadence Design Systems, Inc.[a]	20,810
1,200	Canon, Inc.	36,300
200	Cap Gemini SA	18,557
17,979	Cardtronics, Inc.[a]	604,993
17,399	Cavium, Inc.[a]	1,143,288
2,940	CDK Global, Inc.	139,562
12,040	CDW Corporation	506,162
1,600	Check Point Software Technologies, Ltd.[a]	130,208
25,200	Ciena Corporation[a]	521,388
71,000	Cisco Systems, Inc.	1,928,005
609	Citrix Systems, Inc.[a]	46,071
28,910	Cognex Corporation	976,291
6,650	Cognizant Technology Solutions Corporation[a]	399,133
3,780	Coherent, Inc.[a]	246,116
2,900	Comtech Telecommunications Corporation	58,261
7,460	Convergys Corporation	185,679
18,350	CoreLogic, Inc.[a]	621,331
8,410	Cornerstone OnDemand, Inc.[a]	290,397
34,070	Criteo SA ADR[a]	1,349,172
1,510	Cvent, Inc.[a]	52,714

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (55.6%)	Value
Information Technology (13.3%) - continued
21,841	Demandware, Inc.[a]	$1,178,759
900	Dialog Semiconductor plc[a]	30,032
5,720	DST Systems, Inc.	652,423
400	DTS Corporation	9,105
15,850	eBay, Inc.[a]	435,558
6,163	Electro Rent Corporation	56,700
137,620	EMC Corporation	3,534,082
19,950	Envestnet, Inc.[a]	595,508
3,770	EVERTEC, Inc.	63,110
3,800	ExlService Holdings, Inc.[a]	170,734
6,162	F5 Networks, Inc.[a]	597,468
5,747	Fabrinet[a]	136,894
106,910	Facebook, Inc.[a]	11,189,201
12,870	FEI Company	1,026,897
1,180	FleetCor Technologies, Inc.[a]	168,657
4,000	FLIR Systems, Inc.	112,280
25,282	Fortinet, Inc.[a]	788,040
4,000	FUJIFILM Holdings NPV	166,930
8,480	Gartner, Inc.[a]	769,136
6,560	Glu Mobile, Inc.[a]	15,941
36,702	Guidewire Software, Inc.[a]	2,207,992
3,400	Harmonic, Inc.[a]	13,838
1,000	Hitachi Kokusai Electric, Inc.	13,594
600	Hoya Corporation	24,536
3,897	IAC/InterActiveCorporation	234,015
11,088	Imperva, Inc.[a]	701,981
300	Ingenico Group	37,867
20,020	Intel Corporation	689,689
1,200	IRESS, Ltd.	8,688
700	IT Holdings Corporation	15,994
600	ITOCHU Techno-Solutions Corporation	11,955
9,579	Ixia[a]	119,067
21,110	Juniper Networks, Inc.	582,636
300	Kyocera Corporation	13,932
620	Leidos Holdings, Inc.	34,881
2,200	Liberty Tripadvisor Holdings, Inc.[a]	66,748
1,406	Littelfuse, Inc.	150,456
300	LogMeIn, Inc.[a]	20,130
1,590	Lumentum Holdings, Inc.[a]	35,012
9,074	Manhattan Associates, Inc.[a]	600,427
7,955	Marvell Technology Group, Ltd.	70,163
25,930	MasterCard, Inc.	2,524,545
8,440	Maxim Integrated Products, Inc.	320,720
15,130	Mentor Graphics Corporation	278,695
2,800	Methode Electronics, Inc.	89,124
30,230	Microsemi Corporation[a]	985,196
154,490	Microsoft Corporation	8,571,105
19,759	Monolithic Power Systems, Inc.	1,258,846
460	Morningstar, Inc.	36,989
31,700	Nanometrics, Inc.[a]	479,938
24,530	National Instruments Corporation	703,766
1,700	NEC Networks & System Integration Corporation	30,064
1,100	NetScout Systems, Inc.[a]	33,770
5,790	Newport Corporation[a]	91,887
8,761	Nice Systems, Ltd. ADR	502,181
600	NS Solutions Corporation	13,671
87,139	NVIDIA Corporation	2,872,101
7,390	NXP Semiconductors NVa	622,608
5,220	ON Semiconductor Corporation[a]	51,156
8,150	Oracle Corporation	297,720
5,600	Palo Alto Networks, Inc.[a]	986,384
38,150	Pandora Media, Inc.[a]	511,592
5,350	Parametric Technology Corporation[a]	185,271
14,400	Paylocity Holding Corporation[a]	583,920
100,804	PayPal Holdings, Inc.[a]	3,649,105
9,876	Plantronics, Inc.	468,320
18,533	Progress Software Corporation[a]	444,792
31,116	Proofpoint, Inc.[a]	2,022,851
14,146	QLIK Technologies, Inc.[a]	447,862
4,700	RealPage, Inc.[a]	105,515
13,635	Red Hat, Inc.[a]	1,129,114
3,900	Ruckus Wireless, Inc.[a]	41,769
74,740	Salesforce.com, Inc.[a]	5,859,616
600	SAP SE	47,612
14,291	ServiceNow, Inc.[a]	1,237,029
2,400	Shinko Electric Industries Company, Ltd.	15,386
5,250	ShoreTel, Inc.[a]	46,463
5,350	Symantec Corporation	112,350
9,812	Synopsys, Inc.[a]	447,525
100	TDK Corporation	6,404
940	Tech Data Corporation[a]	62,397
44,881	Teradyne, Inc.	927,690
3,830	Tessera Technologies, Inc.	114,938
5,530	Texas Instruments, Inc.	303,099
4,622	Tyler Technologies, Inc.[a]	805,707
9,256	Ultimate Software Group, Inc.[a]	1,809,641
4,040	Ultra Clean Holdings, Inc.[a]	20,685
6,800	Vantiv, Inc.[a]	322,456
56,824	Virtusa Corporation[a]	2,349,104
101,660	Visa, Inc.	7,883,733
5,300	Web.com Group, Inc.[a]	106,053
9,210	Xerox Corporation	97,902

	Total	129,068,037

Materials (1.9%)
9,350	Agnico Eagle Mines, Ltd.	245,718
2,900	Albemarle Corporation	162,429
49,050	Alcoa, Inc.	484,124
2,576	American Vanguard Corporation	36,090
100	Aurubis AG	5,064
5,700	Avery Dennison Corporation	357,162
6,853	Axalta Coating Systems, Ltd.[a]	182,632
11,200	Axiall Corporation	172,480
6,580	Balchem Corporation	400,064
7,900	Ball Corporation	574,567
52,110	Barrick Gold Corporation	384,572
2,860	Berry Plastics Group, Inc.[a]	103,475
3,200	BHP Billiton plc	35,686
7,200	BHP Billiton, Ltd.	92,661
3,400	BillerudKorsnas AB	62,922
1,880	Boise Cascade Company[a]	47,996
2,900	Boral, Ltd.	12,399
700	Buzzi Unicem SPA	12,548
560	Carpenter Technology Corporation	16,951
5,877	Celanese Corporation	395,698
5,506	CF Industries Holdings, Inc.	224,700
44,944	Chemtura Corporation[a]	1,225,623
1,028	Clearwater Paper Corporation[a]	46,805
25,080	Crown Holdings, Inc.[a]	1,271,556
4,300	Daicel Corporation	63,992
3,390	Dow Chemical Company	174,517
2,000	DOWA Holdings Company, Ltd.[a]	14,380
1,900	Eagle Materials, Inc.	114,817
4,100	Eastman Chemical Company	276,791
36,190	Eldorado Gold Corporation	107,484
200	Evonik Industries AG	6,615
16,355	FMC Corporation	639,971
41,020	Freeport-McMoRan, Inc.	277,705
35,490	Goldcorp, Inc.	410,264

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (55.6%)	Value
Materials (1.9%) - continued
6,430	Graphic Packaging Holding Company	$82,497
800	Hexpol AB	8,578
1,200	Hokuetsu Kishu Paper Company, Ltd.	7,071
500	Holmen AB	15,444
34,640	Horsehead Holding Corporation[a]	71,012
790	Innophos Holdings, Inc.	22,894
2,937	Innospec, Inc.	159,508
23,960	International Paper Company	903,292
500	JFE Holdings, Inc.	7,851
1,937	KapStone Paper and Packaging Corporation	43,757
62,460	Kinross Gold Corporation[a]	113,677
910	Koppers Holdings, Inc.[a]	16,608
100	LafargeHolcim, Ltd.	5,008
2,420	Martin Marietta Materials, Inc.	330,524
1,374	Minerals Technologies, Inc.	63,012
1,300	Mitsubishi Chemical Holdings Corporation	8,248
1,000	Mondi plc	19,601
4,100	Mosaic Company	113,119
7,088	Myers Industries, Inc.	94,412
27,390	Newmont Mining Corporation	492,746
600	Nippon Paint Holdings Company, Ltd.	14,521
1,200	Nippon Steel & Sumitomo Metal Corporation	23,739
800	Novozymes AS	38,303
3,330	Nucor Corporation	134,199
2,000	Oji Holdings Corporation	8,038
7,390	Olin Corporation	127,551
29,710	Owens-Illinois, Inc.[a]	517,548
12,597	Packaging Corporation of America	794,241
45,453	PolyOne Corporation	1,443,587
250	Quaker Chemical Corporation	19,315
600	Reliance Steel & Aluminum Company	34,746
500	Rio Tinto plc	14,558
200	Rio Tinto, Ltd.	6,468
14,314	Rock-Tenn Company	653,005
3,370	Royal Gold, Inc.	122,904
3,500	RPM International, Inc.	154,210
1,880	Schnitzer Steel Industries, Inc.	27,016
3,200	Scotts Miracle-Gro Company	206,432
10,400	Sealed Air Corporation	463,840
1,200	Silgan Holdings, Inc.	64,464
15,860	Silver Wheaton Corporation	196,981
8,560	Sonoco Products Company	349,847
38,852	Steel Dynamics, Inc.	694,285
2,000	Sumitomo Seika Chemicals Company, Ltd.	12,169
27,710	Teck Resources, Ltd.	106,961
1,000	Tosoh Corporation	5,144
1,800	UPM-Kymmene Oyj	33,418
5,100	Vulcan Materials Company	484,347
1,120	Westlake Chemical Corporation	60,838
52,460	Yamana Gold, Inc.	97,576
1,863	Yara International ASA	80,124

	Total	18,209,692

Telecommunications Services (0.3%)
8,700	BT Group plc	60,409
2,300	Elisa Oyj	86,538
2,000	Freenet AG	67,490
30,900	KCOM Group plc	52,614
5,765	Level 3 Communications, Inc.[a]	313,385
5,300	Orange SA	88,647
29,485	ORBCOMM, Inc.[a]	213,471
1,100	Proximus SA	35,795
11,294	SBA Communications Corporation[a]	1,186,661
3,300	StarHub, Ltd.	8,588
40,600	Telstra Corporation, Ltd.	164,986
5,658	Verizon Communications, Inc.	261,513
900	Vivendi SA	19,329
17,350	Vonage Holdings Corporation[a]	99,589

	Total	2,659,015

Utilities (0.7%)
19,600	A2A SPA	26,540
1,280	Ameren Corporation	55,334
10,400	American Electric Power Company, Inc.	606,008
3,980	American States Water Company	166,961
18,950	American Water Works Company, Inc.	1,132,263
4,360	Aqua America, Inc.	129,928
1,940	Artesian Resources Corporation	53,738
1,020	Atmos Energy Corporation	64,301
4,480	California Water Service Group	104,250
2,500	CLP Holdings, Ltd.	21,190
6,050	Edison International, Inc.	358,221
17,000	Electricidade de Portugal SA	61,257
3,775	FirstEnergy Corporation	119,781
610	IDACORP, Inc.	41,480
9,625	Laclede Group, Inc.	571,821
830	Middlesex Water Company	22,028
1,830	New Jersey Resources Corporation	60,317
1,200	NRG Yield, Inc.	17,712
1,070	OGE Energy Corporation	28,130
2,410	Otter Tail Corporation	64,178
2,830	Pacific Ethanol, Inc.[a]	13,527
8,390	PG&E Corporation	446,264
2,101	PNM Resources, Inc.	64,228
12,950	Public Service Enterprise Group, Inc.	501,036
9,700	Redes Energeticas Nacionais SGPS SA	29,304
2,350	Renewable Energy Group, Inc.[a]	21,832
13,700	Southern Company	641,023
3,140	Southwest Gas Corporation	173,202
7,810	Talen Energy Corporation[a]	48,656
2,000	Toho Gas Company, Ltd.	12,916
4,200	United Utilities Group plc	57,831
6,430	Vectren Corporation	272,761
3,520	Westar Energy, Inc.	149,283
16,200	Wisconsin Energy Corporation	831,222

	Total	6,968,523

	Total Common Stock (cost $493,493,453)	538,373,644

	Registered Investment Companies (32.5%)
Affiliated Equity Holdings (28.2%)
3,449,494	Thrivent Large Cap Stock Portfolio	40,107,608
2,929,577	Thrivent Large Cap Value Portfolio	45,459,708
2,971,037	Thrivent Mid Cap Stock Portfolio	49,700,986
11,767,231	Thrivent Partner Worldwide Allocation Portfolio	105,949,793
1,990,971	Thrivent Small Cap Stock Portfolio	30,912,419

	Total	272,130,514

Affiliated Fixed Income Holdings (2.6%)
1,670,643	Thrivent High Yield Portfolio	7,480,973
451,985	Thrivent Income Portfolio	4,443,283

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Registered Investment Companies (32.5%)	Value
Affiliated Fixed Income Holdings (2.6%) - continued
920,880	Thrivent Limited Maturity Bond Portfolio	$8,953,804
462,991	Thrivent Opportunity Income Plus Portfolio	4,541,113

	Total	25,419,173

Equity Funds/ETFs (1.7%)
5,150	iShares MSCI EAFE Index Fund	302,562
21,755	iShares Russell 2000 Growth Index Fund	3,032,865
15,056	iShares Russell 2000 Index Fund	1,693,951
6,980	Market Vectors Oil Service ETF	184,621
141,420	SPDR Euro Stoxx 50 ETF	4,869,091
24,024	SPDR S&P 500 ETF Trust	4,898,253
13,200	SPDR S&P Biotech ETF	925,056
1,440	SPDR S&P MidCap 400 ETF Trust	365,890
995	SPDR S&P Oil & Gas Equipment & Services ETF	17,452
14,320	SPDR S&P Oil & Gas Exploration & Production ETF	432,750

	Total	16,722,491

	Total Registered Investment Companies (cost $317,047,103)	314,272,178

Principal Amount	Long-Term Fixed Income (2.5%)
Asset-Backed Securities (0.1%)
	Renaissance Home Equity Loan Trust
$650,000	6.011%, 5/25/2036[c]	452,150

	Total	452,150

Collateralized Mortgage Obligations (<0.1%)
	MASTR Alternative Loans Trust
32,174	0.872%, 12/25/2035[d]	16,107
	Residential Asset Securitization Trust
47,404	0.802%, 8/25/2037[d]	14,086
	Sequoia Mortgage Trust
132,487	2.822%, 9/20/2046	105,995
	WaMu Mortgage Pass Through Certificates
59,119	2.408%, 9/25/2036	53,307
86,983	2.431%, 10/25/2036	77,749

	Total	267,244

Mortgage-Backed Securities (1.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
875,000	3.000%, 1/1/2031[e]	901,665
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
875,000	4.000%, 1/1/2046[e]	924,338
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
900,000	3.500%, 1/1/2030[e]	942,504
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,975,000	3.500%, 1/1/2046[e]	6,164,546
1,825,000	4.000%, 1/1/2046[e]	1,931,164
1,575,000	4.500%, 1/1/2046[e]	1,700,803

	Total	12,565,020

U.S. Government and Agencies (1.1%)
	Tennessee Valley Authority
165,000	5.250%, 9/15/2039	198,313
	U.S. Treasury Notes
225,000	0.625%, 10/15/2016	224,789
400,000	0.875%, 11/15/2017	398,609
825,000	1.500%, 10/31/2019	822,422
1,425,000	1.875%, 6/30/2020	1,434,963
665,000	1.375%, 9/30/2020	653,518
250,000	2.125%, 9/30/2021	252,637
250,000	1.625%, 8/15/2022	243,506
2,100,000	2.250%, 11/15/2024	2,098,933
2,800,000	3.625%, 2/15/2044	3,149,782
	U.S. Treasury Notes, TIPS
1,337,570	0.125%, 4/15/2018	1,334,992

	Total	10,812,464

	Total Long-Term Fixed Income (cost $23,880,258)	24,096,878

Shares or Principal Amount	Short-Term Investments (10.7%)[f]
	Federal Home Loan Bank Discount Notes
11,300,000	0.100%, 1/4/2016	11,299,906
5,000,000	0.100%, 1/5/2016	4,999,944
500,000	0.105%, 1/6/2016	499,993
5,000,000	0.115%, 1/8/2016	4,999,888
4,000,000	0.110%, 1/11/2016	3,999,878
3,000,000	0.100%, 1/12/2016	2,999,908
6,000,000	0.110%, 1/13/2016	5,999,780
4,000,000	0.130%, 1/15/2016	3,999,798
1,000,000	0.140%, 1/19/2016	999,930
2,000,000	0.250%, 1/26/2016	1,999,653
8,000,000	0.250%, 2/12/2016	7,997,667
8,000,000	0.260%, 2/19/2016	7,997,169
1,000,000	0.340%, 3/9/2016	999,358
2,000,000	0.355%, 3/14/2016	1,998,560
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.105%, 1/6/2016	99,999
3,700,000	0.230%, 1/27/2016[b]	3,699,385
4,000,000	0.200%, 2/17/2016[b]	3,998,955
	Federal National Mortgage Association Discount Notes
3,250,000	0.100%, 1/8/2016[b]	3,249,937
	Thrivent Cash Management Trust
31,326,929	0.220%	31,326,929

	Total Short-Term Investments (at amortized cost)	103,166,637

	Total Investments (cost $937,587,451) 101.3%	$979,909,337

	Other Assets and Liabilities, Net (1.3%)	(12,350,814)

	Total Net Assets 100.0%	$967,558,523

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

a	Non-income producing security.
b	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2015.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (1.3%)[a]	Value
Basic Materials (0.1%)
	Axalta Coating Systems US Holdings, Inc., Term Loan
$763,717	3.750%, 2/1/2020	$755,553
	Fortescue Metals Group, Ltd., Term Loan
1,016,111	4.250%, 6/30/2019	750,754
	Ineos US Finance, LLC, Term Loan
1,347,903	3.750%, 12/15/2020	1,290,617
	NewPage Corporation, Term Loan
1,365,000	9.500%, 2/11/2021	487,141
	Tronox Pigments BV, Term Loan
456,818	4.500%, 3/19/2020	403,142
	Wausau Paper Corporation, Term Loan
786,110	6.500%, 7/30/2020	780,214

	Total	4,467,421

Capital Goods (<0.1%)
	ADS Waste Holdings, Inc., Term Loan
1,048,756	3.750%, 10/9/2019	1,013,360
	Silver II Borrower, Term Loan
438,294	4.000%, 12/13/2019	369,701

	Total	1,383,061

Communications Services (0.6%)
	Altice U.S. Finance I Corporation, Term Loan
566,607	4.250%, 2/14/2019	556,929
	Birch Communication Inc., Term Loan
1,404,688	7.750%, 7/17/2020	1,341,477
	Cengage Learning Acquisitions, Term Loan
2,520,396	7.000%, 3/31/2020	2,451,085
	Fairpoint Communications, Term Loan
1,191,312	7.500%, 2/14/2019	1,181,186
	Grande Communications Networks, LLC, Term Loan
726,392	4.500%, 5/29/2020	711,261
	Hargray Communications Group, Inc., Term Loan
1,418,877	5.250%, 6/26/2019	1,408,676
	IMG Worldwide, Inc., Term Loan
400,000	8.250%, 5/6/2022	348,000
	Integra Telecom Holdings, Inc., Term Loan
724,624	5.250%, 8/14/2020	699,262
220,520	9.750%, 2/12/2021	213,353
	Intelsat Jackson Holdings SA, Term Loan
1,417,851	3.750%, 6/30/2019	1,337,842
	Level 3 Communications, Inc., Term Loan
1,555,000	4.000%, 1/15/2020	1,548,609
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,765,000	4.500%, 1/7/2022	2,671,681
	LTS Buyer, LLC, Term Loan
1,063,446	4.000%, 4/13/2020	1,033,138
39,215	8.000%, 4/12/2021	37,769
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,221,564	4.750%, 3/22/2019	1,192,039
	NEP Broadcasting, LLC, Term Loan
68,571	10.000%, 7/22/2020	64,114
	NEP/NCP Holdco, Inc., Term Loan
1,789,790	4.250%, 1/22/2020	1,668,980
	NTelos, Inc., Term Loan
357,975	5.750%, 11/9/2019	354,395
	SBA Senior Finance II, LLC, Term Loan
537,300	3.250%, 6/10/2022	523,363
	Syniverse Holdings, Inc., Term Loan
950,131	4.000%, 4/23/2019	687,258
	TNS, Inc., Term Loan
443,568	5.000%, 2/14/2020	435,805
	Univision Communications, Inc., Term Loan
1,654,320	4.000%, 3/1/2020	1,616,270
	Virgin Media Investment Holdings, Ltd., Term Loan
1,013,348	3.500%, 6/30/2023	991,024
	WideOpenWest Finance, LLC, Term Loan
1,585,420	4.500%, 4/1/2019	1,525,475
	XO Communications, LLC, Term Loan
294,750	4.250%, 3/20/2021	287,234
	Yankee Cable Acquisition, LLC, Term Loan
895,581	4.250%, 3/1/2020	881,306
	Zayo Group, LLC, Term Loan
1,447,324	3.750%, 5/6/2021	1,421,214

	Total	27,188,745

Consumer Cyclical (0.2%)
	Amaya BV, Term Loan
1,557,871	5.000%, 8/1/2021	1,456,609
	Burlington Coat Factory Warehouse Corporation, Term Loan
838,516	4.250%, 8/13/2021	826,986
	Ceridian HCM Holding, Inc., Term Loan
345,508	4.500%, 9/15/2020	292,386
	Golden Nugget, Inc., Delayed Draw
142,410	5.500%, 11/21/2019	140,986
	Golden Nugget, Inc., Term Loan
332,290	5.500%, 11/21/2019	328,967
	IMG Worldwide, Inc., Term Loan
476,373	5.250%, 5/6/2021	467,293
	J.C. Penney Corporation, Inc., Term Loan
360,750	6.000%, 5/22/2018	353,806
	Las Vegas Sands, LLC, Term Loan
1,513,888	3.250%, 12/19/2020	1,496,857
	Marina District Finance Company, Inc., Term Loan
2,022,292	6.500%, 8/15/2018	2,017,236
	MGM Resorts International, Term Loan
756,600	3.500%, 12/20/2019	745,251

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (1.3%)[a]	Value
Consumer Cyclical (0.2%) - continued
	Mohegan Tribal Gaming Authority, Term Loan
$1,680,012	5.500%, 6/15/2018	$1,639,810
	Rite Aid Corporation, Term Loan
365,000	5.750%, 8/21/2020	365,182
	ROC Finance, LLC, Term Loan
1,324,512	5.000%, 6/20/2019	1,229,585
	Scientific Games International, Inc., Term Loan
407,719	6.000%, 10/18/2020	372,044
277,895	6.000%, 10/1/2021	252,487

	Total	11,985,485

Consumer Non-Cyclical (0.1%)
	Albertson’s, Inc., Term Loan
1,071,041	5.500%, 3/21/2019	1,066,489
	Albertson’s, LLC, Term Loan
680,000	0.000%, 12/22/2022[b,c]	675,240
	Catalina Marketing Corporation, Term Loan
300,425	4.500%, 4/9/2021	238,838
	Endo Luxembourg Finance I Co Sarl, Term Loan
735,000	3.750%, 9/26/2022	724,284
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,980,743	4.750%, 6/30/2021	1,671,252
	Supervalu, Inc., Term Loan
1,098,274	4.500%, 3/21/2019	1,082,030

	Total	5,458,133

Energy (0.1%)
	Arch Coal, Inc., Term Loan
3,154,175	6.250%, 5/16/2018	1,388,720
	Energy Solutions, LLC, Term Loan
567,404	6.750%, 5/29/2020	425,553
	Expro Holdings UK 2, Ltd., Term Loan
444,375	5.750%, 9/2/2021	295,141
	Fieldwood Energy, LLC, Term Loan
96,059	8.375%, 9/30/2020	14,409
	Houston Fuel Oil Terminal, LLC, Term Loan
943,062	4.250%, 8/19/2021	867,618
	McJunkin Red Man Corporation, Term Loan
410,713	4.750%, 11/8/2019	375,802
	Offshore Group Investment, Ltd., Term Loan
979,875	0.000%, 3/28/2019[d]	196,788
	Pacific Drilling SA, Term Loan
482,625	4.500%, 6/3/2018	206,322
	Targa Resources Partners, LP, Term Loan
111,628	5.750%, 2/27/2022	108,000

	Total	3,878,353

Financials (0.1%)
	DJO Finance, LLC, Term Loan
548,625	4.250%, 6/7/2020	532,336
	Harland Clarke Holdings Corporation, Term Loan
712,500	6.000%, 8/4/2019	678,656
	MoneyGram International, Inc., Term Loan
953,050	4.250%, 3/27/2020	868,067
	WaveDivision Holdings, LLC, Term Loan
1,440,450	4.000%, 10/15/2019	1,415,242

	Total	3,494,301

Technology (0.1%)
	Avago Technologies Cayman Finance, Ltd., Term Loan
600,000	0.000%, 11/13/2022[b,c]	592,878
	First Data Corporation, Term Loan
1,540,000	3.918%, 3/23/2018	1,517,963
640,000	3.918%, 9/24/2018	630,400
100,000	4.168%, 7/8/2022	98,475
	Infor US, Inc., Term Loan
889,854	3.750%, 6/3/2020	833,500
	Merrill Communications, LLC, Term Loan
22,492	6.250%, 6/1/2022	19,118
	SS&C European Holdings SARL, Term Loan
289,238	4.007%, 7/8/2022	286,707
42,566	4.018%, 7/8/2022	42,193

	Total	4,021,234

Transportation (<0.1%)
	OSG Bulk Ships, Inc., Term Loan
738,750	5.250%, 8/5/2019	707,353
	United Airlines, Inc., Term Loan
598,088	3.250%, 4/1/2019	592,747
50,375	3.500%, 9/15/2021	50,022

	Total	1,350,122

Utilities (<0.1%)
	Calpine Corporation, Term Loan
1,238,400	4.000%, 10/9/2019	1,204,344
	Intergen NV, Term Loan
477,750	5.500%, 6/15/2020	430,572

	Total	1,634,916

	Total Bank Loans (cost $71,557,760)	64,861,771

Shares	Common Stock (41.8%)
Consumer Discretionary (6.3%)
115,167	Aaron’s, Inc.	2,578,589
3,200	Aisan Industry Company, Ltd.	32,860
900	Aisin Seiki Company, Ltd.	38,735
51,212	Amazon.com, Inc.[e]	34,613,679
11,890	American Axle & Manufacturing Holdings, Inc.[e]	225,197
19,506	American Public Education, Inc.[e]	363,007
25,640	Ascena Retail Group, Inc.[e]	252,554
17,010	AutoZone, Inc.[e]	12,619,889
25,250	Barnes & Noble, Inc.	219,927
500	Bayerische Motoren Werke AG	41,833
40,400	Bed Bath & Beyond, Inc.[e]	1,949,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (41.8%)	Value
Consumer Discretionary (6.3%) - continued
4,800	Berkeley Group Holdings plc	$260,946
41,080	Big Lots, Inc.	1,583,223
34,790	Bloomin’ Brands, Inc.	587,603
6,020	Bob Evans Farms, Inc.	233,877
21,140	Boyd Gaming Corporation[e]	420,052
1,000	Brembo SPA	48,313
2,700	Bridgestone Corporation	92,614
67,554	Brunswick Corporation	3,412,153
49,071	Burlington Stores, Inc.[e]	2,105,146
66,580	Caleres, Inc.	1,785,676
18,550	Callaway Golf Company	174,741
7,000	Calsonic Kansei Corporation	61,712
26,965	Cedar Fair, LP	1,505,726
22,750	Cheesecake Factory, Inc.	1,049,002
38,980	Chegg, Inc.[e,f]	262,335
42,300	Children’s Place, Inc.	2,334,960
8,440	Choice Hotels International, Inc.	425,460
12,270	Chuy’s Holdings, Inc.[e]	384,542
3,500	Cineworld Group plc	29,018
337,496	Comcast Corporation	19,044,899
1,900	Compass Group plc	32,924
100	Continental AG	24,191
72,898	Core-Mark Holding Company, Inc.	5,973,262
30,482	CSS Industries, Inc.	865,079
39,054	Culp, Inc.	994,705
900	Daimler AG	75,199
25,580	Dana Holding Corporation	353,004
22,300	Debenhams plc	24,043
52,184	Delphi Automotive plc	4,473,734
4,300	Denso Corporation	205,478
103,013	Discovery Communications, Inc., Class Ae,f	2,748,387
36,600	DISH Network Corporation[e]	2,092,788
20,470	Dollar General Corporation	1,471,179
55,670	Dollar Tree, Inc.[e]	4,298,837
23,280	Domino’s Pizza, Inc.	2,589,900
6,571	Dorman Products, Inc.[e]	311,925
16,828	Drew Industries, Inc.	1,024,657
45,300	DSW, Inc.	1,080,858
17,800	EDION Corporation[f]	134,401
2,100	Electrolux AB	50,668
39,105	Ethan Allen Interiors, Inc.	1,087,901
2,900	Eutelsat Communications	86,828
19,224	Expedia, Inc.	2,389,543
88,220	Finish Line, Inc.	1,595,018
90,450	Ford Motor Company	1,274,440
16,989	Fossil, Inc.[e,f]	621,118
36,849	Fred’s, Inc.	603,218
87,518	G-III Apparel Group, Ltd.[e]	3,873,547
6,500	GKN plc	29,496
11,120	Gray Television, Inc.[e]	181,256
12,000	Gunze, Ltd.	35,148
7,200	Hakuhodo Dy Holdings, Inc.	77,901
79,618	Harley-Davidson, Inc.	3,613,861
30,906	Harman International Industries, Inc.	2,911,654
50,840	Haverty Furniture Companies, Inc.	1,090,010
8,450	Hilton Worldwide Holdings, Inc.	180,830
148,720	Home Depot, Inc.	19,668,220
63,880	Houghton Mifflin Harcourt Company[e]	1,391,306
300	Hugo Boss AG	24,753
12,900	Inchcape plc	148,837
5,900	Informa plc	53,321
2,000	Intertek Group plc	81,814
20,640	Interval Leisure Group, Inc.[f]	322,190
8,360	iRobot Corporation[e,f]	295,944
3,400	Isuzu Motors, Ltd.	36,627
42,800	ITV plc	174,255
33,860	Jack in the Box, Inc.	2,597,401
108,609	Jarden Corporation[e]	6,203,746
50,077	Kate Spade & Company[e]	889,868
73,350	Krispy Kreme Doughnuts, Inc.[e]	1,105,385
146,367	Las Vegas Sands Corporation	6,416,729
43,803	La-Z-Boy, Inc.	1,069,669
22,870	Lear Corporation	2,809,122
25,400	Liberty Interactive Corporation[e]	693,928
23,630	Liberty Media Corporation, Class Ae	927,478
39,669	Limited Brands, Inc.	3,801,084
10,661	Lithia Motors, Inc.	1,137,209
77,550	LKQ Corporation[e]	2,297,807
21,100	Lookers plc	57,491
102,160	Lowe’s Companies, Inc.	7,768,246
19,580	Macy’s, Inc.	684,908
54,902	MDC Partners, Inc.	1,192,471
21,191	Meritage Homes Corporation[e]	720,282
1,000	Mitsuba Corporation	15,460
6,550	Movado Group, Inc.	168,401
86,875	National CineMedia, Inc.	1,364,806
20,900	Nautilus, Inc.[e]	349,448
23,587	New Media Investment Group, Inc.	459,003
321,840	NIKE, Inc.	20,115,000
6,200	NOK Corporation	144,837
63,227	Nord Anglia Education, Inc.[e]	1,282,244
172,650	Nutrisystem, Inc.	3,736,146
20,747	O’Reilly Automotive, Inc.[e]	5,257,705
53,445	Oxford Industries, Inc.	3,410,860
300	Paddy Power plc	40,067
5,000	PanaHome Corporation	37,774
42,580	Papa John’s International, Inc.	2,378,945
117,354	Papa Murphy’s Holdings, Inc.[e,f]	1,321,406
13,100	Persimmon plc	390,819
24,731	Pier 1 Imports, Inc.	125,881
1,200	ProSiebenSat.1 Media AG	60,542
8,460	Pulte Group, Inc.	150,757
37,554	PVH Corporation	2,765,852
10,402	Ralph Lauren Corporation	1,159,615
15,389	Red Robin Gourmet Burgers, Inc.[e]	950,117
200	Renault SA	20,019
28,030	Rent-A-Center, Inc.	419,609
14,810	Restoration Hardware Holdings, Inc.[e]	1,176,655
93,104	Ross Stores, Inc.	5,009,926
34,810	Ruby Tuesday, Inc.[e]	191,803
30,990	Ruth’s Hospitality Group, Inc.	493,361
879	Schibsted ASA	28,899
20,400	Scripps Networks Interactive, Inc.	1,126,284
3,200	Sekisui House, Ltd.	53,804
32,530	Service Corporation International	846,431
3,300	SHOWA Corporation	30,619
13,690	Signet Jewelers, Ltd.	1,693,316
29,109	Skechers USA, Inc.[e]	879,383
4,800	Sports Direct International plc[e]	40,791
57,377	Sportsman’s Warehouse Holdings, Inc.[e]	740,163
1,500	Stanley Electric Company, Ltd.	32,906
244,930	Staples, Inc.	2,319,487
8,900	Star Entertainment Group, Ltd.	32,658
335,990	Starbucks Corporation	20,169,480
52,410	Starwood Hotels & Resorts Worldwide, Inc.	3,630,965
52,184	Stein Mart, Inc.	351,198
10,500	Sumitomo Forestry Company, Ltd.	141,678
5,100	Sumitomo Rubber Industries, Ltd.	66,317
5,000	Takashimaya Company, Ltd.	45,027

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (41.8%)	Value
Consumer Discretionary (6.3%) - continued
1,100	Tamron Company, Ltd.	$20,294
56,500	Target Corporation	4,102,465
10,500	Tatts Group, Ltd.	33,336
49,900	Taylor Wimpey plc	149,170
31,466	Tenneco, Inc.[e]	1,444,604
70,460	Time, Inc.	1,104,108
79,947	Toll Brothers, Inc.[e]	2,662,235
18,770	Tower International, Inc.	536,259
26,950	TransUnion[e]	743,012
144,200	Tuesday Morning Corporation[e]	937,300
12,000	UBM plc	93,005
10,402	Ulta Salon Cosmetics & Fragrance, Inc.[e]	1,924,370
13,662	Under Armour, Inc.[e,f]	1,101,294
17,510	Vail Resorts, Inc.	2,241,105
906	Valora Holding AG	188,488
23,750	Vera Bradley, Inc.[e]	374,300
20,016	VF Corporation	1,245,996
5,000	Wacoal Holdings Corporation	59,793
8,500	WH Smith plc	220,865
8,890	Winnebago Industries, Inc.	176,911
5,700	Wolters Kluwer NV	191,427
7,800	WPP plc	179,415
22,050	Wyndham Worldwide Corporation	1,601,933
1,500	Yokohama Rubber Company, Ltd.	23,037
27,570	Yum! Brands, Inc.	2,013,988
45,450	Zoe’s Kitchen, Inc.[e,f]	1,271,691

	Total	309,651,512

Consumer Staples (1.4%)
1,800	AarhusKarlshamn AB	133,342
89,450	Altria Group, Inc.	5,206,884
146,690	Aramark	4,730,752
19,770	Archer-Daniels-Midland Company	725,164
68,860	Avon Products, Inc.	278,883
4,900	Axfood AB	84,869
1,115	Bakkafrost PF	32,849
55,700	Blue Buffalo Pet Products, Inc.[e,f]	1,042,147
6,106	Boston Beer Company, Inc.[e,f]	1,232,862
500	British American Tobacco plc	27,767
4,173	Britvic plc	44,711
13,440	Brown-Forman Corporation	1,334,323
44,600	Campbell Soup Company	2,343,730
1,300	Carrefour SA	37,518
33,240	Casey’s General Stores, Inc.	4,003,758
154,790	Coca-Cola Company	6,649,778
8,900	Coca-Cola HBC AGe	189,532
80,600	CVS Health Corporation	7,880,262
227,330	Flowers Foods, Inc.	4,885,322
17,556	Hain Celestial Group, Inc.[e]	709,087
1,900	Henkel AG & Company KGaA	181,741
15,500	Imperial Tobacco Group plc	818,678
3,660	Ingles Markets, Inc.	161,333
16,400	Ingredion, Inc.	1,571,776
10,400	Japan Tobacco, Inc.	381,823
3,700	Jeronimo Martins SGPS SA	48,146
4,000	Kao Corporation	205,555
300	Kerry Group plc	24,822
21,470	Kimberly-Clark Corporation	2,733,131
26,500	Koninklijke Ahold NV	558,979
600	KOSE Corporation	55,477
11,810	Lancaster Colony Corporation	1,363,583
3,600	Marks and Spencer Group plc	23,970
14,650	Molson Coors Brewing Company	1,375,928
11,200	Mondelez International, Inc.	502,208
30,008	Monster Beverage Corporation[e]	4,469,992
5,600	Nestle SA	415,717
4,000	Nippon Meat Packers, Inc.	78,399
6,500	Nisshin Oillio Group, Ltd.	26,479
12,460	PepsiCo, Inc.	1,245,003
35,916	Philip Morris International, Inc.	3,157,376
1,880	PriceSmart, Inc.	156,021
1,000	Royal Unibrew AS	40,642
61,169	SpartanNash Company	1,323,697
2,200	Suedzucker AG	43,605
1,300	Sugi Holdings Company, Ltd.	71,725
500	Sundrug Company, Ltd.	32,148
1,400	Svenska Cellulosa AB SCA	40,572
6,200	Swedish Match AB	219,092
5,430	Tootsie Roll Industries, Inc.	171,534
9,590	Tyson Foods, Inc.	511,435
39,064	United Natural Foods, Inc.[e]	1,537,559
17,490	Universal Corporation[f]	980,839
31,310	WhiteWave Foods Company[e]	1,218,272

	Total	67,320,797

Energy (5.2%)
91,252	Archrock, Inc.	686,215
83,514	Atwood Oceanics, Inc.[f]	854,348
800	Azrieli Group, Ltd.	29,802
245,260	Baker Hughes, Inc.	11,318,749
91,758	Basic Energy Services, Inc.[e,f]	245,911
132,840	Bonanza Creek Energy, Inc.[e,f]	700,067
64,200	BP plc	333,629
22,468	Bristow Group, Inc.	581,921
101,851	Callon Petroleum Company[e]	849,437
245,460	Cameron International Corporation[e]	15,513,072
341,150	Canadian Natural Resources, Ltd.	7,447,305
337,900	Chevron Corporation	30,397,484
7,245	Cimarex Energy Company	647,558
11,979	Clayton Williams Energy, Inc.[e,f]	354,219
1,105,474	Cobalt International Energy, Inc.[e]	5,969,560
43,510	Columbia Pipeline Group, Inc.	870,200
89,894	Concho Resources, Inc.[e]	8,347,557
27,350	Continental Resources, Inc.[e]	628,503
25,180	Delek US Holdings, Inc.	619,428
550,720	Denbury Resources, Inc.[f]	1,112,454
49,700	Devon Energy Corporation	1,590,400
34,960	Diamond Offshore Drilling, Inc.[f]	737,656
32,853	Diamondback Energy, Inc.[e]	2,197,866
2,600	Dril-Quip, Inc.[e]	153,998
88,100	Ensco plc	1,355,859
312,272	EOG Resources, Inc.	22,105,735
42,830	EP Energy Corporation[e,f]	187,595
346,611	EQT Corporation	18,068,831
121,100	Exxon Mobil Corporation	9,439,745
10,500	Forum Energy Technologies, Inc.[e]	130,830
17,400	Frank’s International NV	290,406
9,500	Green Plains, Inc.	217,550
19,700	Gulfport Energy Corporation[e]	484,029
114,700	Halliburton Company	3,904,388
10,900	Helix Energy Solutions Group, Inc.[e]	57,334
23,570	Helmerich & Payne, Inc.[f]	1,262,174
51,889	HollyFrontier Corporation	2,069,852
760,908	Marathon Oil Corporation	9,579,832
382,100	Marathon Petroleum Corporation	19,808,064
88,130	Nabors Industries, Ltd.	749,986
8,170	National Oilwell Varco, Inc.	273,613
133,230	Noble Corporation	1,405,577
7,880	Noble Energy, Inc.	259,488
380,168	Oasis Petroleum, Inc.[e,f]	2,801,838
19,170	Oceaneering International, Inc.	719,258

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (41.8%)	Value
Energy (5.2%) - continued
4,165	Oil States International, Inc.[e]	$113,496
2,200	OMV AG	62,448
186,383	Parsley Energy, Inc.[e]	3,438,766
164,770	Patterson-UTI Energy, Inc.	2,484,732
12,140	PBF Energy, Inc.	446,873
773,700	Petroleo Brasileiro SA ADR[e,f]	3,326,910
76,530	Pioneer Energy Services Corporation[e]	166,070
517,700	Rowan Companies plc	8,775,015
1,300	Royal Dutch Shell plc	29,649
3,327	Royal Dutch Shell plc, Class B	75,826
41,310	RPC, Inc.[f]	493,655
110,830	Schlumberger, Ltd.	7,730,393
7,617	SemGroup Corporation	219,827
396,700	Southwestern Energy Company[e,f]	2,820,537
24,440	Spectra Energy Corporation	585,094
10,825	Statoil ASA	150,974
550,910	Suncor Energy, Inc. ADR	14,213,478
31,360	Superior Energy Services, Inc.	422,419
176,021	Teekay Tankers, Ltd.	1,211,024
52,394	Tesco Corporation	379,333
1,900	Tesoro Corporation	200,203
103,010	TETRA Technologies, Inc.[e]	774,635
10,000	TonenGeneral Sekiyu KK	84,420
77,778	U.S. Silica Holdings, Inc.[f]	1,456,782
1,876,770	Weatherford International, Ltd.[e]	15,746,100
20,975	Western Refining, Inc.	747,130
3,950	World Fuel Services Corporation	151,917
86,970	WPX Energy, Inc.[e]	499,208

	Total	254,166,237

Financials (6.7%)
43,400	Aberdeen Asset Management plc	184,938
22,150	ACE, Ltd.	2,588,227
1,700	AEON Financial Service Company, Ltd.	37,976
39,632	Affiliated Managers Group, Inc.[e]	6,331,608
14,160	Alexandria Real Estate Equities, Inc.	1,279,498
6,600	Allianz SE	1,163,441
44,040	Allied World Assurance Company Holdings AG	1,637,848
30,420	American Assets Trust, Inc.	1,166,607
53,170	American Campus Communities, Inc.	2,198,048
66,880	American Equity Investment Life Holding Company	1,607,126
66,140	American Financial Group, Inc.	4,767,371
43,010	American International Group, Inc.	2,665,330
44,887	Ameris Bancorp	1,525,709
5,610	AMERISAFE, Inc.	285,549
239,010	Anworth Mortgage Asset Corporation	1,039,693
13,440	Apartment Investment & Management Company	538,003
27,123	Argo Group International Holdings, Ltd.	1,623,040
50,356	Arthur J. Gallagher & Company	2,061,575
18,600	Ashford Hospitality Prime, Inc.	269,700
49,670	Aspen Insurance Holdings, Ltd.	2,399,061
15,440	Associated Banc-Corp	289,500
145,960	Assured Guaranty, Ltd.	3,857,723
18,500	Australia & New Zealand Banking Group, Ltd.	373,325
68,300	Banco Santander SA	335,995
10,230	BancorpSouth, Inc.	245,418
30,700	Bank Hapoalim, Ltd.	158,474
755,670	Bank of America Corporation	12,717,926
36,150	Bank of New York Mellon Corporation	1,490,103
8,024	Bank of Queensland, Ltd.	80,943
50,852	Bank of the Ozarks, Inc.	2,515,140
54,000	Bank of Yokohama, Ltd.	330,999
19,520	BankFinancial Corporation	246,538
92,350	BB&T Corporation	3,491,753
99,789	BBCN Bancorp, Inc.	1,718,367
18,900	BinckBank NV	162,888
99,550	Blackstone Group, LP	2,910,842
700	Bolsas y Mercados Espanoles SA	23,590
17,000	Boston Private Financial Holdings, Inc.	192,780
57,410	Brandywine Realty Trust	784,221
5,900	British Land Company plc	68,269
58,789	Brixmor Property Group, Inc.	1,517,932
79,800	Brookline Bancorp, Inc.	917,700
56,650	Brown & Brown, Inc.	1,818,465
14,500	Camden Property Trust	1,113,020
39,500	Capital One Financial Corporation	2,851,110
8,415	Capital Shopping Centres Group plc	39,314
25,200	CapitaMall Trust	34,194
52,440	Cathay General Bancorp	1,642,945
28,020	CBRE Group, Inc.[e]	968,932
166,466	Cedar Realty Trust, Inc.	1,178,579
81,400	Charles Schwab Corporation	2,680,502
9,240	Chatham Lodging Trust	189,235
7,000	Chiba Bank, Ltd.	49,674
318,197	Citigroup, Inc.	16,466,695
29,780	Clifton Bancorp, Inc.	427,045
138,780	CNO Financial Group, Inc.	2,649,310
8,000	CNP Assurances	107,915
279,922	CoBiz Financial, Inc.	3,756,553
45,892	Columbia Banking System, Inc.	1,491,949
66,300	Comerica, Inc.	2,773,329
10,950	Commerce Bancshares, Inc.	465,813
15,100	Corporate Office Properties Trust	329,633
2,900	Daiwa House Industry Company, Ltd.	83,364
500	Derwent London plc	27,044
36,700	DEXUS Property Group	199,067
15,850	Digital Realty Trust, Inc.	1,198,577
17,408	Direct Line Insurance Group plc	104,346
19,410	Douglas Emmett, Inc.	605,204
67,050	Duke Realty Corporation	1,409,391
43,803	East West Bancorp, Inc.	1,820,453
8,950	Education Realty Trust, Inc.	339,026
50,274	Employers Holdings, Inc.	1,372,480
53,700	Equity One, Inc.	1,457,955
61,902	Essent Group, Ltd.[e]	1,355,035
107,510	EverBank Financial Corporation	1,718,010
34,627	Evercore Partners, Inc.	1,872,282
12,440	Extra Space Storage, Inc.	1,097,332
85,430	F.N.B. Corporation	1,139,636
24,540	FelCor Lodging Trust, Inc.	179,142
185,430	Fifth Third Bancorp	3,727,143
120,270	First Commonwealth Financial Corporation	1,090,849
4,510	First Defiance Financial Corporation	170,388
9,890	First Financial Corporation	335,963
27,670	First Horizon National Corporation	401,768
49,110	First Industrial Realty Trust, Inc.	1,086,804
6,580	First Interstate BancSystem, Inc.	191,281
113,460	First Midwest Bancorp, Inc.	2,091,068
7,770	First NBC Bank Holding Company[e]	290,520
76,748	First Potomac Realty Trust	874,927
99,171	First Republic Bank	6,551,236
19,200	FlexiGroup, Ltd.[f]	41,903
43,350	Franklin Street Properties Corporation	448,672

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (41.8%)	Value
Financials (6.7%) - continued
23,000	Frasers Centrepoint Trust	$29,894
53,000	Fukuoka Financial Group, Inc.	262,807
30,669	Genworth Financial, Inc.[e]	114,395
5,770	German American Bancorp, Inc.	192,256
14,400	Getty Realty Corporation	246,960
40,499	Glacier Bancorp, Inc.	1,074,438
26,750	Great Western Bancorp, Inc.	776,285
78,197	Green Bancorp, Inc.[e]	819,505
3,099	Hamborner REIT AG	32,379
4,300	Hammerson plc	38,014
11,400	Hancock Holding Company	286,938
6,700	Hang Seng Bank, Ltd.	126,987
163,563	Hanmi Financial Corporation	3,879,714
3,100	Hannover Rueckversicherung SE	353,989
19,440	Hanover Insurance Group, Inc.	1,581,250
114,160	Hartford Financial Services Group, Inc.	4,961,394
65,688	Hatteras Financial Corporation	863,797
4,190	HCI Group, Inc.[f]	146,022
13,500	Henderson Group plc	61,358
5,000	Henderson Land Development Company, Ltd.	30,500
17,020	HFF, Inc.	528,811
9,400	Highwoods Properties, Inc.	409,840
12,000	Hokuhoku Financial Group, Inc.	24,463
47,014	Home BancShares, Inc.	1,905,007
10,770	Hometrust Bancshares, Inc.[e]	218,093
49,190	Horace Mann Educators Corporation	1,632,124
81,695	Host Hotels & Resorts, Inc.	1,253,201
35,094	Houlihan Lokey, Inc.	919,814
27,280	Hudson Pacific Properties, Inc.	767,659
7,000	Hufvudstaden AB	98,956
531,870	Huntington Bancshares, Inc.	5,882,482
53,000	Hysan Development Company, Ltd.	216,540
1,879	IG Group Holdings plc	22,215
9,800	ING Groep NV	132,595
23,840	Inland Real Estate Corporation	253,181
69,309	Intercontinental Exchange, Inc.	17,761,124
23,571	Intermediate Capital Group plc	217,292
116,040	Invesco, Ltd.	3,885,019
15,600	Investa Office Fund	45,159
33,900	Investec plc	239,030
142,470	Investors Bancorp, Inc.	1,772,327
163,260	J.P. Morgan Chase & Company	10,780,058
117,990	Janus Capital Group, Inc.	1,662,479
15,250	Kearny Financial Corporation	193,218
19,801	Kennedy-Wilson Holdings, Inc.	476,808
429,740	KeyCorp	5,668,271
11,720	Kilroy Realty Corporation	741,642
23,560	Lamar Advertising Company	1,413,129
30,497	LaSalle Hotel Properties	767,305
14,799	Lazard, Ltd.	666,103
38,560	Lexington Realty Trust	308,480
10,980	Liberty Property Trust	340,929
6,879	Lincoln National Corporation	345,739
36,500	Link REIT	217,609
13,350	M&T Bank Corporation	1,617,753
500	Macquarie Group, Ltd.	29,911
115,240	MetLife, Inc.	5,555,720
46,800	Mitsubishi UFJ Financial Group, Inc.	289,891
61,660	Monmouth Real Estate Investment Corporation[f]	644,964
177,700	Morgan Stanley	5,652,637
20,170	MSCI, Inc.	1,454,862
400	Muenchener Rueckversicherungs-Gesellschaft AG	79,695
43,475	Nasdaq, Inc.	2,528,941
37,019	National Interstate Corporation	988,407
104,001	Navient Corporation	1,190,811
5,800	Navigators Group, Inc.[e]	497,582
115,000	New World Development Company, Ltd.	112,923
29,600	Northern Trust Corporation	2,133,864
83,590	NorthStar Asset Management Corporation, Inc.	1,014,783
8,000	Ogaki Kyoritsu Bank, Ltd.	32,254
9,300	Old Mutual plc	24,465
7,890	One Liberty Properties, Inc.	169,319
63,850	Oritani Financial Corporation	1,053,525
83,395	PacWest Bancorp	3,594,324
47,470	Parkway Properties, Inc.	741,956
48,201	Pebblebrook Hotel Trust	1,350,592
23,710	PennyMac Financial Services, Inc.[e]	364,186
11,720	Physicians Realty Trust	197,599
14,390	Popular, Inc.	407,813
16,630	Post Properties, Inc.	983,831
18,435	Potlatch Corporation	557,474
8,900	Poundland Group plc	27,251
49,970	Primerica, Inc.[f]	2,360,083
6,130	PrivateBancorp, Inc.	251,453
38,640	Progressive Corporation	1,228,752
75,710	Provident Financial Services, Inc.	1,525,556
74,900	Radian Group, Inc.	1,002,911
97,140	Ramco-Gershenson Properties Trust	1,613,495
59,913	Raymond James Financial, Inc.	3,473,157
25,140	RE/MAX Holdings, Inc.	937,722
33,650	Realogy Holdings Corporation[e]	1,233,946
27,640	Renasant Corporation	951,092
6,200	Resona Holdings, Inc.	30,109
19,690	Rouse Properties, Inc.	286,686
10,277	Safeguard Scientifics, Inc.[e]	149,119
3,567	Safety Insurance Group, Inc.	201,107
700	Sampo Oyj	35,548
43,043	Sandy Spring Bancorp, Inc.	1,160,439
4,500	Schroders plc	197,097
11,600	Seacoast Banking Corporation of Florida[e]	173,768
23,080	Selective Insurance Group, Inc.	775,026
10,830	Sierra Bancorp	191,150
34,670	Silver Bay Realty Trust Corporation REIT	542,932
448,940	SLM Corporation[e]	2,927,089
900	Sompo Japan Nipponkoa Holdings, Inc.	29,551
68,700	Spirit Realty Captial, Inc.	688,374
54,160	Starwood Property Trust, Inc.	1,113,530
26,269	State Auto Financial Corporation	540,879
88,899	Stifel Financial Corporation[e]	3,765,762
90,620	Stockland	269,004
34,920	Store Capital Corporation	810,144
36,000	Sumitomo Mitsui Trust Holdings, Inc.	136,344
27,563	Summit Hotel Properties, Inc.	329,378
21,200	SunTrust Banks, Inc.	908,208
44,359	SVB Financial Group[e]	5,274,285
7,100	Swiss Re AG	693,431
74,300	Synchrony Financial[e]	2,259,463
186,580	Synovus Financial Corporation	6,041,460
1,000	Talanx AG	30,755
106,920	Talmer Bancorp, Inc.	1,936,321
249,260	TCF Financial Corporation	3,519,551
64,074	TD Ameritrade Holding Corporation	2,224,009
84,701	Terreno Realty Corporation	1,915,937

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (41.8%)	Value
Financials (6.7%) - continued
10,710	Territorial Bancorp, Inc.	$297,095
700	Tokio Marine Holdings, Inc.	27,037
17,315	TriCo Bancshares	475,124
48,320	TrustCo Bank Corporation	296,685
7,600	U.S. Bancorp	324,292
13,600	UBS Group AG	263,833
20,764	UMH Properties, Inc.	210,132
7,130	Union Bankshares Corporation	179,961
8,900	United Community Banks, Inc.	173,461
20,314	United Overseas Bank, Ltd.	280,065
10,320	Urstadt Biddle Properties, Inc.	198,557
13,251	W.R. Berkley Corporation	725,492
3,800	Wallenstam AB	30,543
4,640	Webster Financial Corporation	172,562
42,700	Wells Fargo & Company	2,321,172
73,076	Western Alliance Bancorp[e]	2,620,505
29,670	Western Asset Mortgage Capital Corporation[f]	303,227
16,750	Whitestone REIT	201,167
39,800	Wing Tai Holdings, Ltd.	49,164
12,970	Wintrust Financial Corporation	629,304
14,323	WSFS Financial Corporation	463,492
23,800	XL Group plc	932,484
319,705	Zions Bancorporation	8,727,946

	Total	328,696,692

Health Care (5.8%)
327,152	Abbott Laboratories	14,692,396
25,924	ABIOMED, Inc.[e]	2,340,419
48,896	Acadia Healthcare Company, Inc.[e]	3,054,044
6,850	Acceleron Pharma, Inc.[e]	334,006
12,090	Aceto Corporation	326,188
110,970	Acorda Therapeutics, Inc.[e]	4,747,297
400	Actelion, Ltd.	55,577
46,150	Aetna, Inc.	4,989,738
68,600	Affymetrix, Inc.[e]	692,174
99,278	Akorn, Inc.[e]	3,704,062
20,520	Albany Molecular Research, Inc.[e]	407,322
53,402	Align Technology, Inc.[e]	3,516,522
69,186	Allergan plc[e]	21,620,625
26,103	Allscripts Healthcare Solutions, Inc.[e]	401,464
29,561	AmerisourceBergen Corporation	3,065,771
27,240	Amgen, Inc.	4,421,869
64,264	AMN Healthcare Services, Inc.[e]	1,995,397
7,600	AmSurg Corporation[e]	577,600
6,541	Anacor Pharmaceuticals, Inc.[e]	738,937
26,870	Analogic Corporation	2,219,462
3,500	Astellas Pharmaceutical, Inc.	49,825
63,783	Asterias Biotherapeutics, Inc.[e,f]	250,667
2,844	Atrion Corporation	1,084,133
65,016	Baxalta, Inc.	2,537,574
200	Bayer AG	24,978
20,554	BioMarin Pharmaceutical, Inc.[e]	2,153,237
2,790	Bio-Rad Laboratories, Inc.[e]	386,861
12,237	C.R. Bard, Inc.	2,318,177
41,260	Cambrex Corporation[e]	1,942,933
4,200	Cardinal Health, Inc.	374,934
70,582	Cardiovascular Systems, Inc.[e]	1,067,200
54,454	Centene Corporation[e]	3,583,618
246,746	Cerner Corporation[e]	14,846,707
10,160	CONMED Corporation	447,548
13,870	Cross Country Healthcare, Inc.[e]	227,329
800	CSL, Ltd.	60,992
107,520	DENTSPLY International, Inc.	6,542,592
187,544	Depomed, Inc.[e,f]	3,400,173
58,560	Edwards Lifesciences Corporation[e]	4,625,069
54,720	Ensign Group, Inc.	1,238,314
87,405	Envision Healthcare Holdings, Inc.[e]	2,269,908
4,900	Essilor International SA	610,720
22,700	EXACT Sciences Corporatione,[f]	209,521
117,994	ExamWorks Group, Inc.[e]	3,138,640
33,300	Express Scripts Holding Company[e]	2,910,753
400	Fresenius Medical Care AG & Company KGaA	33,614
400	Gerresheimer AG	31,257
178,635	Gilead Sciences, Inc.	18,076,076
22,780	Globus Medical, Inc.[e]	633,740
42,030	Greatbatch, Inc.[e]	2,206,575
32,610	HCA Holdings, Inc.[e]	2,205,414
16,830	HealthSouth Corporation	585,852
26,030	Healthways, Inc.[e]	335,006
5,600	Hikma Pharmaceuticals plc	189,838
11,900	Hill-Rom Holdings, Inc.	571,914
61,550	Hologic, Inc.[e]	2,381,369
3,810	ICON plc[e]	296,037
56,629	Impax Laboratories, Inc.[e]	2,421,456
44,000	Inogen, Inc.[e]	1,763,960
42,017	Intersect ENT, Inc.[e]	945,383
109,126	Ironwood Pharmaceuticals, Inc.[e]	1,264,770
1,800	Kaken Pharmaceutical Company, Ltd.	123,000
59,540	Kindred Healthcare, Inc.	709,121
8,178	LivaNova plc[e]	485,528
700	Lonza Group AG	113,844
9,600	Magellan Health Services, Inc.[e]	591,936
65,278	Medtronic, Inc.	5,021,184
156,690	Merck & Company, Inc.	8,276,366
6,638	Mettler-Toledo International, Inc.[e]	2,251,145
273,176	Mylan NVe	14,770,626
19,634	National Healthcare Corporation	1,211,418
3,240	Neogen Corporation[e]	183,125
38,684	Neurocrine Biosciences, Inc.[e]	2,188,354
4,800	Novartis AG	412,893
5,400	Novo Nordisk AS	312,650
93,013	NuVasive, Inc.[e]	5,032,933
21,680	NxStage Medical, Inc.[e]	475,009
700	Paramount Bed Holdings Company, Ltd.	24,837
17,850	PerkinElmer, Inc.	956,225
23,450	Perrigo Company plc	3,393,215
329,060	Pfizer, Inc.	10,622,057
19,860	PharMerica Corporation[e]	695,100
24,830	Progenics Pharmaceuticals, Inc.[e]	152,208
3,500	Prothena Corporation plc[e]	238,385
5,600	Providence Service Corporation[e]	262,752
14,810	Quality Systems, Inc.	238,737
5,680	Quest Diagnostics, Inc.	404,075
32,870	Quintiles Transnational Holdings, Inc.[e]	2,256,854
1,300	Recordati SPA	33,918
65,300	Roche Holding AG ADR	2,250,891
11,070	Sagent Pharmaceuticals, Inc.[e]	176,124
3,400	Sanofi	289,756
1,600	Suzuken Company, Ltd.	60,803
73,511	Team Health Holdings, Inc.[e]	3,226,398
88,205	Teleflex, Inc.	11,594,547
48,993	Triple-S Management Corporation[e]	1,171,423
59,886	UnitedHealth Group, Inc.	7,044,989
43,687	Universal Health Services, Inc.	5,220,160
22,370	Vanda Pharmaceuticals, Inc.[e,f]	208,265
11,390	VCA Antech, Inc.[e]	626,450
104,300	Veeva Systems, Inc.[e,f]	3,009,055

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (41.8%)	Value
Health Care (5.8%) - continued
119,124	Vertex Pharmaceuticals, Inc.[e]	$14,989,373
13,200	Waters Corporation[e]	1,776,456
21,700	Wellcare Health Plans, Inc.[e]	1,697,157
25,010	West Pharmaceutical Services, Inc.	1,506,102
25,400	Zoetis, Inc.	1,217,168

	Total	281,648,146

Industrials (4.6%)
53,730	3M Company	8,093,887
6,960	A.O. Smith Corporation	533,206
1,600	Aalberts Industries NV	55,129
7,850	AAR Corporation	206,377
38,870	ABM Industries, Inc.	1,106,629
2,000	Adecco SA	136,885
69,800	ADT Corporation[f]	2,302,004
42,100	AECOM[e]	1,264,263
52,416	Aegion Corporation[e]	1,012,153
25,900	AGCO Corporation[f]	1,175,601
3,000	Aida Engineering, Ltd.	30,920
38,213	Air New Zealand, Ltd.	77,071
1,900	Airbus Group NV	128,037
7,970	Allison Transmission Holdings, Inc.	206,343
3,300	Amada Holdings Company, Ltd.	31,491
6,550	AMETEK, Inc.	351,014
900	Andritz AG	43,802
5,320	Applied Industrial Technologies, Inc.	215,407
17,000	Asahi Glass Company, Ltd.	97,390
26,028	Astec Industries, Inc.	1,059,340
1,100	Atlas Copco Aktiebolag	26,977
31,270	AZZ, Inc.	1,737,674
30,246	B/E Aerospace, Inc.	1,281,523
21,100	BAE Systems plc	155,350
44,670	Beacon Roofing Supply, Inc.[e]	1,839,511
62,560	Boeing Company	9,045,550
10,600	Bollore SA	49,392
7,320	Brady Corporation	168,214
12,990	Briggs & Stratton Corporation	224,727
27,870	Brink’s Company	804,328
37,430	BWX Technologies, Inc.	1,189,151
28,730	Caterpillar, Inc.	1,952,491
8,900	Central Glass Company, Ltd.	40,820
1,500	Central Japan Railway Company	266,301
21,522	CIRCOR International, Inc.	907,152
73,480	CLARCOR, Inc.	3,650,486
46,638	Comfort Systems USA, Inc.	1,325,452
1,900	Compagnie de Saint-Gobain	82,337
46,670	Copart, Inc.[e]	1,773,927
22,910	Corporate Executive Board Company	1,406,445
1,100	Croda International plc	49,286
135,750	CSX Corporation	3,522,713
7,100	CTT-Correios de Portugal SA	68,237
11,877	Cubic Corporation	561,188
33,480	Curtiss-Wright Corporation	2,293,380
4,000	Dai Nippon Printing Company, Ltd.	39,555
34,250	Danaher Corporation	3,181,140
4,362	Dart Group plc	37,843
345,750	Delta Air Lines, Inc.	17,526,068
3,100	Deutsche Post AG	86,670
22,080	DigitalGlobe, Inc.[e]	345,773
32,640	Donaldson Company, Inc.	935,462
1,600	DSV AS	62,982
400	East Japan Railway Company	37,666
800	Elbit Systems, Ltd.	70,428
95,864	EMCOR Group, Inc.	4,605,307
17,850	Equifax, Inc.	1,987,955
35,770	ESCO Technologies, Inc.	1,292,728
46,300	Expeditors International of Washington, Inc.	2,088,130
47,518	Federal Signal Corporation	753,160
4,600	Ferrovial SA	104,021
12,650	Flowserve Corporation	532,312
100	Flughafen Zuerich AG	75,031
81,010	Fortune Brands Home and Security, Inc.	4,496,055
29,716	Franklin Electric Company, Inc.	803,223
59,584	FTI Consulting, Inc.[e]	2,065,181
23,196	G & K Services, Inc.	1,459,028
2,961	Galliford Try plc	66,533
700	GEA Group AG	28,281
49,224	Gibraltar Industries, Inc.[e]	1,252,259
91,283	Granite Construction, Inc.	3,916,954
25,020	H&E Equipment Services, Inc.	437,350
4,000	Hankyu Hanshin Holdings, Inc.	26,000
8,780	Hawaiian Holdings, Inc.[e]	310,197
51,851	Healthcare Services Group, Inc.	1,808,044
45,616	Heico Corporation	2,479,686
35,410	Hexcel Corporation	1,644,795
42,736	HNI Corporation	1,541,060
600	Hochtief AG	55,649
39,372	Honeywell International, Inc.	4,077,758
500	Hoshizaki Electric Company, Ltd.	31,083
19,384	Hub Group, Inc.[e]	638,703
21,090	Huntington Ingalls Industries, Inc.	2,675,267
70,346	Huron Consulting Group, Inc.[e]	4,178,552
1,900	IBIDEN Company, Ltd.	27,239
3,070	Illinois Tool Works, Inc.	284,528
2,100	Inaba Denki Sangyo Company, Ltd.	67,097
50,850	Ingersoll-Rand plc	2,811,497
26,360	Insperity, Inc.	1,269,234
7,200	Intrum Justitia AB	244,999
27,000	ITOCHU Corporation	319,368
1,307	Jardine Matheson Holdings, Ltd.	63,295
32,313	JB Hunt Transport Services, Inc.	2,370,482
7,193	John Bean Technologies Corporation	358,427
48,680	Joy Global, Inc.[f]	613,855
500	Jungheinrich AG	41,237
27,253	Kaman Corporation	1,112,195
18,980	KAR Auction Services, Inc.	702,829
2,000	Keisei Electric Railway Company, Ltd.	25,517
46,814	Kforce, Inc.	1,183,458
10,000	KITZ Corporation	44,918
6,800	KONE Oyj	287,921
2,200	Koninklijke Boskalis Westminster NV	89,743
74,860	Korn/Ferry International	2,483,855
19,409	Landstar System, Inc.	1,138,338
4,800	Lincoln Electric Holdings, Inc.	249,072
10,300	Lockheed Martin Corporation	2,236,645
35,560	Manpower, Inc.	2,997,352
70,850	Masco Corporation	2,005,055
43,921	McGrath Rentcorp	1,106,370
14,216	Meggitt plc	78,491
800	MEITEC Corporation	27,395
78,810	Meritor, Inc.[e]	658,063
18,008	Middleby Corporation[e]	1,942,523
22,201	Mine Safety Appliances Company	965,077
3,900	MIRAIT Holdings Corporation	32,132
4,000	Mitsuboshi Belting, Ltd.	31,888
36,900	Mueller Water Products, Inc.	317,340
78,267	Navigant Consulting, Inc.[e]	1,256,968
42,374	Nielsen Holdings plc	1,974,628
4,200	Nikkon Holdings Company, Ltd.	83,713
7,000	Nippon Express Company, Ltd.	32,895

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (41.8%)	Value
Industrials (4.6%) - continued
7,000	Nitto Kogyo Corporation	$122,387
12,536	Nordson Corporation	804,184
111,121	Norfolk Southern Corporation	9,399,725
10,050	Northrop Grumman Corporation	1,897,541
4,000	Obayashi Corporation	36,909
27,617	Old Dominion Freight Line, Inc.[e]	1,631,336
84,626	On Assignment, Inc.[e]	3,803,939
53,516	Oshkosh Corporation	2,089,265
57,492	PGT, Inc.[e]	654,834
25,500	PowerSecure International, Inc.[e]	383,775
136,802	Progressive Waste Solutions, Ltd.	3,221,687
51,116	Proto Labs, Inc.[e,f]	3,255,578
14,330	Quanex Building Products Corporation	298,781
400	Randstad Holding NV	24,909
83,780	Raven Industries, Inc.	1,306,968
7,603	RBC Bearings, Inc.[e]	491,078
13,500	Rentokil Initial plc	31,674
13,710	Resources Connection, Inc.	224,021
11,380	Rexnord Corporation[e]	206,206
474	Rieter Holding AG	89,091
69,868	Ritchie Brothers Auctioneers, Inc.[f]	1,684,517
13,000	Rockwell Automation, Inc.	1,333,930
10,680	Rockwell Collins, Inc.	985,764
15,372	Roper Industries, Inc.	2,917,452
4,400	Ryder System, Inc.	250,052
1,348	Saft Groupe SA	41,086
39,613	Saia, Inc.[e]	881,389
100	Schindler Holding AG	16,730
14,300	SIG plc	30,219
158,361	Southwest Airlines Company	6,819,025
20,820	Spirit Aerosystems Holdings, Inc.[e]	1,042,457
7,238	Stericycle, Inc.[e]	872,903
7,017	Sun Hydraulics Corporation	222,649
57,165	Swift Transportation Company[e,f]	790,020
2,200	Teleperformance SA	184,993
36,510	Tennant Company	2,054,053
13,190	Tetra Tech, Inc.	343,204
30,879	Textron, Inc.	1,297,227
600	Thales SA	44,910
1,200	TKH Group NV	48,729
7,000	Toppan Printing Company, Ltd.	64,492
29,520	Toro Company	2,157,026
1,000	Travis Perkins plc	29,011
17,007	Triumph Group, Inc.	676,028
6,290	TrueBlue, Inc.[e]	162,030
2,600	Tsubakimoto Chain Company	20,020
26,563	Tyco International plc	847,094
3,790	UniFirst Corporation	394,918
11,610	United Continental Holdings, Inc.[e]	665,253
29,100	United Parcel Service, Inc.	2,800,293
25,739	United Rentals, Inc.[e]	1,867,107
23,906	Universal Forest Products, Inc.	1,634,453
33,649	Universal Truckload Services, Inc.	472,432
500	Vestas Wind Systems AS	34,919
16,900	WABCO Holdings, Inc.[e]	1,728,194
42,403	WageWorks, Inc.[e]	1,923,824
68,410	Waste Connections, Inc.	3,852,851
6,339	Watsco, Inc.	742,487
16,350	Wesco Aircraft Holdings, Inc.[e]	195,710
17,710	West Corporation	382,005
3,695	Woodward, Inc.	183,494
9,670	Xylem, Inc.	352,955
11,000	YRC Worldwide, Inc.[e]	155,980
900	Yuasa Trading Company, Ltd.	22,233

	Total	225,039,095

Information Technology (9.3%)
37,582	A10 Networks, Inc.[e]	246,538
6,980	Accenture plc	729,410
116,800	ACI Worldwide, Inc.[e]	2,499,520
17,286	Advanced Energy Industries, Inc.[e]	487,984
73,050	Agilent Technologies, Inc.	3,054,220
44,030	Akamai Technologies, Inc.[e]	2,317,299
117,870	Alibaba Group Holding, Ltd. ADR[e]	9,579,295
13,100	Alliance Data Systems Corporation[e]	3,623,067
27,443	Alphabet, Inc., Class Ae	21,350,928
31,387	Alphabet, Inc., Class Ce	23,818,967
2,700	Alps Electric Company, Ltd.	73,219
29,033	Ambarella, Inc.[e,f]	1,618,299
50,220	Amkor Technology, Inc.[e]	305,338
92,284	Amphenol Corporation	4,819,993
900	AMS AG	30,086
4,800	Analog Devices, Inc.	265,536
21,001	ANSYS, Inc.[e]	1,942,592
348,746	Apple, Inc.[g]	36,709,004
137,852	Applied Materials, Inc.	2,573,697
49,550	Arista Networks, Inc.[e,f]	3,856,972
32,830	Aspen Technology, Inc.[e]	1,239,661
400	AtoS	33,581
12,250	AVG Technologies NVe	245,613
24,170	Avnet, Inc.	1,035,443
29,170	AVX Corporation	354,124
42,493	Belden, Inc.	2,026,066
7,840	Benchmark Electronics, Inc.[e]	162,053
9,740	Black Knight Financial Services, Inc.[e]	322,004
47,580	Booz Allen Hamilton Holding Corporation	1,467,843
51,830	Broadridge Financial Solutions, Inc.	2,784,826
329,683	Brocade Communications Systems, Inc.	3,026,490
99,978	Brooks Automation, Inc.	1,067,765
31,152	Cabot Microelectronics Corporation[e]	1,363,835
25,677	CACI International, Inc.[e]	2,382,312
9,170	Cadence Design Systems, Inc.[e]	190,828
3,800	Canon, Inc.	114,950
600	Cap Gemini SA	55,672
40,611	Cardtronics, Inc.[e]	1,366,560
37,331	Cavium, Inc.[e]	2,453,020
10,420	CDK Global, Inc.	494,637
66,300	CDW Corporation	2,787,252
5,400	Check Point Software Technologies, Ltd.[e,f]	439,452
75,631	Ciena Corporation[e]	1,564,805
546,690	Cisco Systems, Inc.	14,845,367
2,896	Citrix Systems, Inc.[e]	219,082
77,325	Cognex Corporation	2,611,265
23,550	Cognizant Technology Solutions Corporation[e]	1,413,471
18,260	Coherent, Inc.[e]	1,188,909
10,500	Comtech Telecommunications Corporation	210,945
35,940	Convergys Corporation	894,547
83,720	CoreLogic, Inc.[e]	2,834,759
17,920	Cornerstone OnDemand, Inc.[e]	618,778
86,990	Criteo SA ADR[e]	3,444,804
13,970	Cvent, Inc.[e]	487,693
50,324	Demandware, Inc.[e,f]	2,715,986
3,000	Dialog Semiconductor plc[e]	100,106
14,392	DST Systems, Inc.	1,641,552

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (41.8%)	Value
Information Technology (9.3%) - continued
1,300	DTS Corporation	$29,593
56,250	eBay, Inc.[e]	1,545,750
56,637	Electro Rent Corporation	521,060
556,240	EMC Corporation	14,284,243
48,850	Envestnet, Inc.[e]	1,458,173
18,190	EVERTEC, Inc.	304,501
15,640	ExlService Holdings, Inc.[e]	702,705
19,270	F5 Networks, Inc.[e]	1,868,419
53,132	Fabrinet[e]	1,265,604
361,820	Facebook, Inc.[e]	37,868,081
34,450	FEI Company	2,748,765
4,170	FleetCor Technologies, Inc.[e]	596,018
19,420	FLIR Systems, Inc.	545,119
75,871	Fortinet, Inc.[e]	2,364,899
13,500	FUJIFILM Holdings NPV	563,389
25,466	Gartner, Inc.[e]	2,309,766
60,600	Glu Mobile, Inc.[e]	147,258
93,617	Guidewire Software, Inc.[e]	5,631,999
31,420	Harmonic, Inc.[e]	127,879
3,000	Hitachi Kokusai Electric, Inc.	40,783
2,100	Hoya Corporation	85,874
11,720	IAC/InterActiveCorporation	703,786
33,279	Imperva, Inc.[e]	2,106,893
1,200	Ingenico Group	151,466
120,810	Intel Corporation	4,161,904
4,000	IRESS, Ltd.	28,961
2,400	IT Holdings Corporation	54,837
1,600	ITOCHU Techno-Solutions Corporation	31,879
88,573	Ixia[e]	1,100,962
62,477	Juniper Networks, Inc.	1,724,365
1,000	Kyocera Corporation	46,441
3,030	Leidos Holdings, Inc.	170,468
10,600	Liberty Tripadvisor Holdings, Inc.[e]	321,604
13,075	Littelfuse, Inc.	1,399,156
2,710	LogMeIn, Inc.[e]	181,841
14,740	Lumentum Holdings, Inc.[e]	324,575
20,794	Manhattan Associates, Inc.[e]	1,375,939
38,330	Marvell Technology Group, Ltd.	338,071
87,300	MasterCard, Inc.	8,499,528
40,646	Maxim Integrated Products, Inc.	1,544,548
72,320	Mentor Graphics Corporation	1,332,134
25,898	Methode Electronics, Inc.	824,333
102,080	Microsemi Corporation[e]	3,326,787
649,230	Microsoft Corporation	36,019,280
53,691	Monolithic Power Systems, Inc.	3,420,654
2,230	Morningstar, Inc.	179,314
68,000	Nanometrics, Inc.[e]	1,029,520
77,830	National Instruments Corporation	2,232,943
5,500	NEC Networks & System Integration Corporation	97,266
5,330	NetScout Systems, Inc.[e]	163,631
33,625	Newport Corporation[e]	533,629
26,326	Nice Systems, Ltd. ADR[f]	1,509,006
2,000	NS Solutions Corporation	45,571
275,336	NVIDIA Corporation	9,075,075
22,186	NXP Semiconductors NVe	1,869,171
33,430	ON Semiconductor Corporation[e]	327,614
130,750	Oracle Corporation	4,776,297
16,900	Palo Alto Networks, Inc.[e]	2,976,766
114,480	Pandora Media, Inc.[e]	1,535,177
25,820	Parametric Technology Corporation[e]	894,147
31,100	Paylocity Holding Corporation[e]	1,261,105
334,838	PayPal Holdings, Inc.[e]	12,121,136
31,354	Plantronics, Inc.	1,486,807
83,944	Progress Software Corporation[e]	2,014,656
66,855	Proofpoint, Inc.[e]	4,346,244
42,467	QLIK Technologies, Inc.[e]	1,344,505
22,690	RealPage, Inc.[e]	509,391
43,680	Red Hat, Inc.[e]	3,617,141
35,970	Ruckus Wireless, Inc.[e]	385,239
254,540	Salesforce.com, Inc.[e]	19,955,936
2,000	SAP SE	158,707
42,918	ServiceNow, Inc.[e]	3,714,982
8,300	Shinko Electric Industries Company, Ltd.	53,210
48,540	ShoreTel, Inc.[e]	429,579
19,000	Symantec Corporation	399,000
29,444	Synopsys, Inc.[e]	1,342,941
400	TDK Corporation	25,618
4,550	Tech Data Corporation[e]	302,029
174,074	Teradyne, Inc.	3,598,110
18,450	Tessera Technologies, Inc.	553,684
88,950	Texas Instruments, Inc.	4,875,349
10,900	Tyler Technologies, Inc.[e]	1,900,088
100	U-Blox AGe	21,284
24,187	Ultimate Software Group, Inc.[e]	4,728,800
37,340	Ultra Clean Holdings, Inc.[e]	191,181
24,100	Vantiv, Inc.[e]	1,142,822
146,395	Virtusa Corporation[e]	6,051,969
341,780	Visa, Inc.	26,505,039
33,490	Web.com Group, Inc.[e]	670,135
36,790	Xerox Corporation	391,078

	Total	455,651,202

Materials (1.6%)
35,100	Agnico Eagle Mines, Ltd.	922,428
47,657	Albemarle Corporation	2,669,269
183,750	Alcoa, Inc.	1,813,612
23,763	American Vanguard Corporation	332,920
400	Aurubis AG	20,255
21,100	Avery Dennison Corporation	1,322,126
32,991	Axalta Coating Systems, Ltd.[e]	879,210
53,800	Axiall Corporation	828,520
20,880	Balchem Corporation	1,269,504
29,350	Ball Corporation	2,134,625
195,600	Barrick Gold Corporation	1,443,528
10,140	Berry Plastics Group, Inc.[e]	366,865
10,900	BHP Billiton plc	121,556
24,500	BHP Billiton, Ltd.	315,304
11,500	BillerudKorsnas AB	212,826
12,300	Boise Cascade Company[e]	314,019
9,700	Boral, Ltd.	41,473
2,500	Buzzi Unicem SPA	44,813
5,220	Carpenter Technology Corporation	158,009
17,697	Celanese Corporation	1,191,539
26,517	CF Industries Holdings, Inc.	1,082,159
123,520	Chemtura Corporation[e]	3,368,390
9,442	Clearwater Paper Corporation[e]	429,894
109,520	Crown Holdings, Inc.[e]	5,552,664
14,400	Daicel Corporation	214,299
54,630	Dow Chemical Company	2,812,352
5,000	DOWA Holdings Company, Ltd.[e]	35,951
7,150	Eagle Materials, Inc.	432,074
14,700	Eastman Chemical Company	992,397
135,850	Eldorado Gold Corporation	403,475
800	Evonik Industries AG	26,462
49,093	FMC Corporation	1,921,009
153,920	Freeport-McMoRan, Inc.	1,042,038
100	Givaudan SA	181,496
133,200	Goldcorp, Inc.	1,539,792
31,000	Graphic Packaging Holding Company	397,730

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (41.8%)	Value
Materials (1.6%) - continued
2,900	Hexpol AB	$31,094
4,100	Hokuetsu Kishu Paper Company, Ltd.	24,161
1,500	Holmen AB	46,331
109,890	Horsehead Holding Corporatione,[f]	225,275
7,340	Innophos Holdings, Inc.	212,713
27,093	Innospec, Inc.	1,471,421
89,950	International Paper Company	3,391,115
1,800	JFE Holdings, Inc.	28,264
9,320	KapStone Paper and Packaging Corporation	210,539
234,450	Kinross Gold Corporation[e]	426,699
8,350	Koppers Holdings, Inc.[e]	152,388
500	LafargeHolcim, Ltd.	25,037
100	Linde AG	14,446
9,100	Martin Marietta Materials, Inc.	1,242,878
12,650	Minerals Technologies, Inc.	580,129
4,600	Mitsubishi Chemical Holdings Corporation	29,186
3,400	Mondi plc	66,643
65,900	Mosaic Company	1,818,181
65,565	Myers Industries, Inc.	873,326
107,860	Newmont Mining Corporation	1,940,401
1,900	Nippon Paint Holdings Company, Ltd.	45,984
4,100	Nippon Steel & Sumitomo Metal Corporation	81,108
2,800	Novozymes AS	134,061
53,100	Nucor Corporation	2,139,930
5,000	Oji Holdings Corporation	20,095
35,640	Olin Corporation	615,146
97,300	Owens-Illinois, Inc.[e]	1,694,966
53,400	Packaging Corporation of America	3,366,870
124,235	PolyOne Corporation	3,945,704
2,310	Quaker Chemical Corporation	178,471
5,580	Reliance Steel & Aluminum Company	323,138
2,000	Rio Tinto plc	58,231
800	Rio Tinto, Ltd.	25,872
53,555	Rock-Tenn Company	2,443,179
12,650	Royal Gold, Inc.	461,346
12,500	RPM International, Inc.	550,750
17,390	Schnitzer Steel Industries, Inc.	249,894
15,500	Scotts Miracle-Gro Company	999,905
38,850	Sealed Air Corporation	1,732,710
4,300	Silgan Holdings, Inc.	230,996
59,550	Silver Wheaton Corporation	739,611
41,290	Sonoco Products Company	1,687,522
124,972	Steel Dynamics, Inc.	2,233,250
5,000	Sumitomo Seika Chemicals Company, Ltd.	30,421
104,000	Teck Resources, Ltd.[f]	401,440
5,000	Tosoh Corporation	25,720
6,100	UPM-Kymmene Oyj	113,249
19,150	Vulcan Materials Company	1,818,675
3,970	Westlake Chemical Corporation	215,650
196,900	Yamana Gold, Inc.	366,234
6,301	Yara International ASA	270,995

	Total	76,845,933

Telecommunications Services (0.2%)
29,161	BT Group plc	202,483
7,800	Elisa Oyj	293,475
7,000	Freenet AG	236,215
106,322	KCOM Group plc	181,036
17,317	Level 3 Communications, Inc.[e]	941,352
17,900	Orange SA	299,392
63,262	ORBCOMM, Inc.[e]	458,017
3,500	Proximus SA	113,894
33,946	SBA Communications Corporation[e]	3,566,706
11,200	StarHub, Ltd.	29,147
137,400	Telstra Corporation, Ltd.	558,351
90,629	Verizon Communications, Inc.	4,188,872
3,000	Vivendi SA	64,432
61,550	Vonage Holdings Corporation[e]	353,297

	Total	11,486,669

Utilities (0.7%)
66,000	A2A SPA	89,368
6,180	Ameren Corporation	267,161
36,900	American Electric Power Company, Inc.	2,150,163
28,920	American States Water Company	1,213,194
102,510	American Water Works Company, Inc.	6,124,972
21,010	Aqua America, Inc.	626,098
17,960	Artesian Resources Corporation	497,492
3,590	Atmos Energy Corporation	226,314
35,120	California Water Service Group	817,242
8,000	CLP Holdings, Ltd.	67,808
21,650	Edison International, Inc.	1,281,896
57,300	Electricidade de Portugal SA	206,473
18,171	FirstEnergy Corporation	576,566
2,930	IDACORP, Inc.	199,240
30,533	Laclede Group, Inc.	1,813,966
7,670	Middlesex Water Company	203,562
8,810	New Jersey Resources Corporation	290,378
10,900	NRG Yield, Inc.[f]	160,884
5,170	OGE Energy Corporation	135,919
22,290	Otter Tail Corporation	593,583
26,140	Pacific Ethanol, Inc.[e,f]	124,949
134,740	PG&E Corporation	7,166,821
19,396	PNM Resources, Inc.	592,936
38,400	Public Service Enterprise Group, Inc.	1,485,696
32,600	Redes Energeticas Nacionais SGPS SA	98,487
21,740	Renewable Energy Group, Inc.[e]	201,965
48,800	Southern Company	2,283,352
29,034	Southwest Gas Corporation	1,601,515
55,900	Talen Energy Corporation[e]	348,257
5,000	Toho Gas Company, Ltd.	32,291
14,400	United Utilities Group plc	198,279
30,990	Vectren Corporation	1,314,596
14,900	Westar Energy, Inc.	631,909
57,450	Wisconsin Energy Corporation	2,947,759

	Total	36,571,091

	Total Common Stock (cost $1,905,204,349)	2,047,077,374

Shares	Registered Investment Companies (36.3%)	Value
Affiliated Equity Holdings (28.6%)
24,425,365	Thrivent Large Cap Stock Portfolio	283,996,164
20,124,267	Thrivent Large Cap Value Portfolio	312,278,320
16,750,392	Thrivent Mid Cap Stock Portfolio	280,208,930
48,917,066	Thrivent Partner Worldwide Allocation Portfolio	440,439,482
5,277,294	Thrivent Small Cap Stock Portfolio	81,936,849

	Total	1,398,859,745

Affiliated Fixed Income Holdings (5.7%)
10,271,632	Thrivent High Yield Portfolio	45,995,339
14,694,354	Thrivent Income Portfolio	144,454,320

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Registered Investment Companies (36.3%)	Value
Affiliated Fixed Income Holdings (5.7%)- continued
9,308,662	Thrivent Limited Maturity Bond Portfolio	$90,509,050

	Total	280,958,709

Equity Funds/ETFs (1.1%)
10,220	iShares MSCI EAFE Index Fund	600,425
25,911	iShares Russell 2000 Growth Index Fund[f]	3,612,252
51,228	iShares Russell 2000 Index Fund[f]	5,763,662
22,140	Market Vectors Oil Service ETF[f]	585,603
475,230	SPDR Euro Stoxx 50 ETF	16,362,169
108,738	SPDR S&P 500 ETF Trust[f]	22,170,591
28,400	SPDR S&P Biotech ETF	1,990,272
6,780	SPDR S&P MidCap 400 ETF Trust	1,722,730
3,157	SPDR S&P Oil & Gas Equipment & Services ETF	55,374
45,430	SPDR S&P Oil & Gas Exploration & Production ETF[f]	1,372,895

	Total	54,235,973

Fixed Income Funds/ETFs (0.9%)
35,000	iShares Barclays 1-3 Year Credit Bond Fund	3,661,000
273,700	iShares iBoxx $ High Yield Corporate Bond ETF	22,054,746
161,800	iShares iBoxx $ Investment Grade Corporate Bond ETF	18,446,818

	Total	44,162,564

	Total Registered Investment Companies (cost $1,663,929,010)	1,778,216,991

Principal Amount	Long-Term Fixed Income (13.8%)
Asset-Backed Securities (0.5%)
	Access Group, Inc.
407,656	0.922%, 2/25/2036[h,i]	397,342
	Ares CLO, Ltd.
1,275,000	1.611%, 10/12/2023*,i	1,268,851
750,000	1.842%, 11/15/2025*,i	743,131
	BA Credit Card Trust
650,000	0.711%, 6/15/2021[i]	648,876
	Betony CLO, Ltd.
350,000	1.831%, 4/15/2027*,i	346,206
	Capital One Multi-Asset Execution Trust
800,000	0.711%, 1/18/2022[i]	795,789
	Chase Issuance Trust
500,000	1.590%, 2/18/2020	499,930
375,000	1.620%, 7/15/2020	373,725
	Chesapeake Funding, LLC
248,301	0.719%, 1/7/2025[h,i]	248,193
	Countrywide Asset-Backed Certificates
525,582	5.530%, 4/25/2047	572,534
	DRB Prime Student Loan Trust
1,000,000	3.200%, 1/25/2040*	971,500
	Edlinc Student Loan Funding Trust
316,827	3.200%, 10/1/2025*,i	316,910
	Enterprise Fleet Financing, LLC
69,345	1.060%, 3/20/2019[h]	69,246
509,460	0.870%, 9/20/2019[h]	507,849
	FirstEnergy Ohio PIRB Special Purpose Trust
203,944	0.679%, 1/15/2019	203,684
	Ford Credit Auto Owner Trust
485,000	2.260%, 11/15/2025[h]	488,912
	Golden Credit Card Trust
250,000	0.761%, 9/15/2018[h,i]	249,869
	GoldenTree Loan Opportunities IX, Ltd.
400,000	1.804%, 10/29/2026*,i	395,589
	Golub Capital Partners CLO 23M, Ltd.
350,000	1.771%, 5/5/2027*,i	345,806
	Morgan Stanley Bank of America Merrill Lynch Trust
1,425,000	3.176%, 8/15/2045	1,446,709
1,425,000	3.246%, 12/15/2047	1,423,864
	Morgan Stanley Capital, Inc.
961,428	0.572%, 2/25/2037[i]	528,629
	OZLM VIII, Ltd.
385,000	1.755%, 10/17/2026*,i	380,588
	Pretium Mortgage Credit Partners, LLC
2,250,000	4.375%, 11/27/2030*	2,242,414
	Race Point IX CLO, Ltd.
900,000	1.831%, 4/15/2027*,i	894,694
	Renaissance Home Equity Loan Trust
1,217,638	5.746%, 5/25/2036[j]	838,860
2,800,000	6.011%, 5/25/2036[j]	1,947,725
1,210,207	5.580%, 11/25/2036[j]	631,447
	SLM Student Loan Trust
497,395	0.931%, 7/15/2022[h,i]	495,392
752,617	0.931%, 8/15/2022[h,i]	750,457
476,799	0.720%, 4/25/2023[h,i]	476,091
450,000	1.381%, 5/17/2027[h,i]	446,493
	U.S. Small Business Administration
525,660	3.191%, 3/10/2024	545,913
	Vericrest Opportunity Loan Transferee
478,514	3.500%, 2/25/2055*,j	472,039
	Volvo Financial Equipment, LLC
126,683	0.740%, 3/15/2017[h]	126,619
991,008	0.820%, 4/16/2018[h]	988,144
	World Financial Network Credit Card Master Trust
650,000	0.910%, 3/16/2020	649,478
	World Omni Master Owner Trust
540,000	0.681%, 2/15/2018[h,i]	539,908

	Total	25,269,406

Basic Materials (0.1%)
	Albemarle Corporation
105,000	3.000%, 12/1/2019	102,990
	ArcelorMittal SA
670,000	6.500%, 3/1/2021[f]	539,276
	Corporacion Nacional del Cobre de Chile
280,000	4.500%, 9/16/2025[f,h]	263,672
	First Quantum Minerals, Ltd.
355,000	6.750%, 2/15/2020[h]	228,975
355,000	7.000%, 2/15/2021[h]	222,762

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Basic Materials (0.1%) - continued
	Freeport-McMoRan, Inc.
$614,000	2.375%, 3/15/2018	$478,920
222,000	3.875%, 3/15/2023	126,540
	Georgia-Pacific, LLC
245,000	2.539%, 11/15/2019[h]	243,591
	Glencore Funding, LLC
180,000	1.377%, 4/16/2018[h,i]	151,885
	Packaging Corporation of America
370,000	4.500%, 11/1/2023	388,509
	Sappi Papier Holding GmbH
375,000	6.625%, 4/15/2021[h]	378,750
	Xstrata Finance Canada, Ltd.
278,000	2.700%, 10/25/2017[h]	254,370
	Yamana Gold, Inc.
325,000	4.950%, 7/15/2024	275,594

	Total	3,655,834

Capital Goods (0.2%)
	Ball Corporation
560,000	4.375%, 12/15/2020	568,750
	Building Materials Corporation of America
660,000	6.000%, 10/15/2025[h]	673,200
	Case New Holland, Inc.
450,000	7.875%, 12/1/2017	475,875
	Crown Americas Capital Corporation IV
670,000	4.500%, 1/15/2023	654,925
	General Electric Company
607,000	4.200%, 12/15/2049[k]	603,965
	L-3 Communications Corporation
384,000	1.500%, 5/28/2017	379,243
	Lockheed Martin Corporation
165,000	1.850%, 11/23/2018	164,708
224,000	2.500%, 11/23/2020	222,672
448,000	4.500%, 5/15/2036	453,553
	Martin Marietta Materials, Inc.
230,000	1.703%, 6/30/2017[i]	228,400
	Northrop Grumman Corporation
350,000	3.850%, 4/15/2045	314,505
	Owens-Brockway Glass Container, Inc.
450,000	5.000%, 1/15/2022[h]	439,875
	Pentair Finance SA
295,000	2.900%, 9/15/2018	293,680
155,000	3.625%, 9/15/2020	154,847
	Reynolds Group Issuer, Inc.
629,634	5.750%, 10/15/2020	640,457
	Roper Industries, Inc.
601,000	2.050%, 10/1/2018	597,105
	Textron, Inc.
150,000	5.600%, 12/1/2017	159,431
400,000	7.250%, 10/1/2019	455,118
185,000	5.950%, 9/21/2021	207,023
	United Rentals North America, Inc.
670,000	5.500%, 7/15/2025	649,900
	Waste Management, Inc.
90,000	3.125%, 3/1/2025	87,590

	Total	8,424,822

Collateralized Mortgage Obligations (0.8%)
	Alm Loan Funding CLO
385,000	1.745%, 10/17/2026*,i	380,747
	Apidos CLO XVIII
375,000	1.732%, 7/22/2026*,i	372,034
	Babson CLO, Ltd.
385,000	1.707%, 10/17/2026*,i	379,238
	Birchwood Park CLO, Ltd.
385,000	1.761%, 7/15/2026*,i	380,851
	BlueMountain CLO, Ltd.
385,000	1.801%, 10/15/2026*,i	381,529
	Carlyle Global Market Strategies CLO, Ltd.
385,000	1.617%, 7/20/2023*,i	383,216
400,000	1.821%, 10/15/2026*,i	397,006
	Cent CLO 16, LP
385,000	1.579%, 8/1/2024*,i	383,496
	Cent CLO 22, Ltd.
400,000	1.824%, 11/7/2026*,i	395,197
	Citigroup Mortgage Loan Trust, Inc.
417,628	5.500%, 11/25/2035	399,212
	CitiMortgage Alternative Loan Trust
1,442,488	5.750%, 4/25/2037	1,237,419
	Countrywide Alternative Loan Trust
559,724	2.609%, 10/25/2035	491,994
393,805	6.500%, 8/25/2036	296,729
275,508	6.000%, 1/25/2037	253,196
1,313,534	5.500%, 5/25/2037	1,114,606
1,194,622	7.000%, 10/25/2037	837,897
	Countrywide Home Loans, Inc.
511,984	5.750%, 4/25/2037	468,364
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
144,978	5.500%, 10/25/2021	140,337
404,551	6.000%, 10/25/2021	358,572
	Dryden 34 Senior Loan Fund CLO
385,000	1.751%, 10/15/2026*,i	380,745
	Federal Home Loan Mortgage Corporation
1,450,907	3.000%, 2/15/2033[l]	178,512
	Federal National Mortgage Association
2,964,241	3.500%, 1/25/2033[l]	399,161
	Galaxy XX CLO, Ltd.
1,200,000	1.731%, 7/20/2027*,i	1,184,727
	Golub Capital Partners CLO 22B, Ltd.
725,000	1.813%, 2/20/2027*,i	716,574
	HomeBanc Mortgage Trust
2,219,483	2.229%, 4/25/2037	1,673,170
	J.P. Morgan Mortgage Trust
129,287	2.691%, 10/25/2036	116,331
1,294,493	0.802%, 1/25/2037[i]	793,381
1,487,557	6.250%, 8/25/2037	1,153,207
	Limerock CLO III, LLC
1,150,000	1.817%, 10/20/2026*,i	1,141,627
	Madison Park Funding XIV CLO, Ltd.
425,000	1.767%, 7/20/2026*,i	420,873
	Madison Park Funding, Ltd.
1,100,000	1.652%, 8/15/2022*,i	1,095,354
	Magnetite XII, Ltd.
1,200,000	1.821%, 4/15/2027*,i	1,186,651

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Collateralized Mortgage Obligations (0.8%) - continued
	MASTR Alternative Loans Trust
$327,621	6.500%, 7/25/2034	$335,299
788,246	0.872%, 12/25/2035[i]	394,608
	Merrill Lynch Alternative Note Asset Trust
319,469	6.000%, 3/25/2037	287,636
	Mountain View CLO, Ltd.
1,200,000	1.739%, 7/15/2027*,i	1,175,056
	Neuberger Berman CLO, Ltd.
300,000	1.804%, 8/4/2025*,i	296,495
	NZCG Funding CLO, Ltd.
1,200,000	1.873%, 4/27/2027*,i	1,188,589
	Octagon Investment Partners XX CLO, Ltd.
385,000	1.796%, 8/12/2026*,i	379,987
	OHA Loan Funding, Ltd.
1,150,000	1.817%, 10/20/2026*,i	1,138,114
	Residential Asset Securitization Trust
1,185,093	0.802%, 8/25/2037[i]	352,140
	Sequoia Mortgage Trust
794,923	2.822%, 9/20/2046	635,971
	Shackleton VII CLO, Ltd.
1,200,000	1.861%, 4/15/2027*,i	1,194,463
	Symphony CLO XV, Ltd.
1,150,000	1.765%, 10/17/2026*,i	1,134,977
	Symphony CLO VIII, Ltd.
376,673	1.419%, 1/9/2023*,i	375,259
	TBW Mortgage-Backed Trust
3,442,046	5.965%, 7/25/2037	2,356,801
	Voya CLO 3, Ltd.
385,000	1.740%, 7/25/2026*,i	380,759
	WaMu Mortgage Pass Through Certificates
214,979	2.408%, 9/25/2036	193,844
426,217	2.431%, 10/25/2036	380,971
2,959,799	2.176%, 11/25/2036	2,564,211

	Total	34,257,133

Commercial Mortgage-Backed Securities (0.5%)
	Commercial Mortgage Pass-Through Certificates
780,000	1.326%, 6/8/2030[h,i]	779,053
	Credit Suisse First Boston Mortgage Securities
2,800,000	5.542%, 1/15/2049	2,862,833
	Credit Suisse Mortgage Capital Certificates
1,700,000	5.509%, 9/15/2039	1,731,787
	Federal National Mortgage Association
358,139	1.272%, 1/25/2017	358,153
	Greenwich Capital Commercial Funding Corporation
1,750,000	5.867%, 12/10/2049	1,817,926
	GS Mortgage Securities Trust
2,450,000	3.666%, 9/10/2047	2,512,071
1,650,000	3.506%, 10/10/2048	1,650,345
1,825,000	3.734%, 11/10/2048	1,859,974
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
850,000	1.281%, 12/15/2028[h,i]	849,963
1,300,000	5.695%, 2/12/2049	1,339,569
	JPMBB Commercial Mortgage Securities Trust
1,175,000	3.231%, 1/15/2048	1,166,510
1,650,000	3.598%, 11/15/2048	1,659,600
	Morgan Stanley Bank of America Merrill Lynch Trust
1,650,000	3.635%, 10/15/2028	1,663,439
1,750,000	3.753%, 12/15/2047	1,780,173
	Morgan Stanley Capital, Inc.
900,000	5.406%, 3/15/2044	923,815
	SCG Trust
425,000	1.731%, 11/15/2026[h,i]	426,341
	UBS Commercial Mortgage Trust
2,150,000	3.400%, 5/10/2045	2,189,352
	WFRBS Commercial Mortgage Trust
1,200,000	2.870%, 11/15/2045	1,188,474

	Total	26,759,378

Communications Services (0.5%)
	21st Century Fox America, Inc.
460,000	6.900%, 3/1/2019	522,485
	AMC Networks, Inc.
630,000	4.750%, 12/15/2022	630,000
	America Movil SAB de CV
425,000	1.502%, 9/12/2016[i]	424,994
288,000	5.000%, 10/16/2019	311,090
	American Tower Corporation
50,000	2.800%, 6/1/2020	49,425
595,000	3.450%, 9/15/2021	597,917
	AT&T, Inc.
165,000	1.533%, 6/30/2020[i]	163,820
349,000	3.875%, 8/15/2021	360,053
275,000	3.000%, 6/30/2022	268,405
355,000	5.550%, 8/15/2041	356,729
275,000	4.750%, 5/15/2046	251,789
	British Sky Broadcasting Group plc
320,000	2.625%, 9/16/2019[h]	318,522
	CBS Corporation
241,000	4.000%, 1/15/2026	235,008
	CCO Holdings, LLC
630,000	7.375%, 6/1/2020	655,987
	CCO Safari II, LLC
452,000	6.834%, 10/23/2055[h]	445,327
288,000	3.579%, 7/23/2020[h]	286,275
168,000	4.908%, 7/23/2025[h]	167,836
	CenturyLink, Inc.
500,000	6.450%, 6/15/2021	487,500
	Clear Channel Worldwide Holdings, Inc.
450,000	6.500%, 11/15/2022	438,750
	Columbus International, Inc.
355,000	7.375%, 3/30/2021[h]	351,450
	Comcast Corporation
960,000	4.400%, 8/15/2035	965,720
140,000	4.650%, 7/15/2042	142,464
677,000	4.750%, 3/1/2044	703,205
	Cox Communications, Inc.
184,000	9.375%, 1/15/2019[h]	213,188

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Communications Services (0.5%) - continued
	Crown Castle International Corporation
$595,000	5.250%, 1/15/2023	$625,494
	Crown Castle Towers, LLC
100,000	4.174%, 8/15/2017[h]	102,253
	Digicel, Ltd.
670,000	6.000%, 4/15/2021[h]	564,475
	DIRECTV Holdings, LLC
212,000	5.875%, 10/1/2019	236,620
784,000	6.350%, 3/15/2040	841,853
450,000	5.150%, 3/15/2042	419,552
	FairPoint Communications, Inc.
600,000	8.750%, 8/15/2019[h]	591,000
	Frontier Communications Corporation
430,000	8.875%, 9/15/2020[h]	435,375
	Hughes Satellite Systems Corporation
567,000	6.500%, 6/15/2019	610,942
	Intelsat Jackson Holdings SA
630,000	7.250%, 4/1/2019	578,025
	Level 3 Communications, Inc.
295,000	5.375%, 1/15/2024[h]	296,475
	McGraw Hill Financial, Inc.
448,000	3.300%, 8/14/2020	451,828
	McGraw-Hill Global Education Holdings, LLC
450,000	9.750%, 4/1/2021	477,000
	Numericable-SFR
670,000	6.000%, 5/15/2022[h]	649,900
	SES Global Americas Holdings GP
365,000	2.500%, 3/25/2019[h]	359,960
	Sprint Corporation
640,000	7.625%, 2/15/2025	467,200
	Telefonica Emisiones SAU
244,000	3.192%, 4/27/2018	248,734
	Time Warner Entertainment Company, LP
459,000	8.375%, 3/15/2023	563,693
	Time Warner, Inc.
968,000	3.600%, 7/15/2025	942,328
265,000	6.250%, 3/29/2041	294,302
	T-Mobile USA, Inc.
670,000	6.125%, 1/15/2022	688,425
	Unitymedia Hessen GmbH & Company KG
385,000	5.500%, 1/15/2023[h]	384,037
	Univision Communications, Inc.
450,000	5.125%, 5/15/2023[h]	433,125
200,000	5.125%, 2/15/2025[h]	190,000
	UPCB Finance V, Ltd.
567,000	7.250%, 11/15/2021[h]	602,437
	Verizon Communications, Inc.
540,000	4.672%, 3/15/2055	468,829
350,000	1.296%, 6/17/2019[i]	347,627
1,025,000	3.000%, 11/1/2021	1,022,119
1,008,000	5.150%, 9/15/2023	1,108,121
78,000	5.050%, 3/15/2034	77,713
319,000	4.272%, 1/15/2036	287,993
423,000	4.522%, 9/15/2048	378,288

	Total	25,093,662

Consumer Cyclical (0.3%)
	Automatic Data Processing, Inc.
100,000	3.375%, 9/15/2025	101,942
	Cinemark USA, Inc.
630,000	4.875%, 6/1/2023	614,250
	CVS Health Corporation
110,000	2.250%, 8/12/2019	109,855
870,000	4.875%, 7/20/2035	898,267
188,000	6.125%, 9/15/2039	219,525
	Delphi Automotive plc
560,000	3.150%, 11/19/2020	559,276
	Ford Motor Company
205,000	7.450%, 7/16/2031	252,973
	Ford Motor Credit Company, LLC
1,036,000	5.000%, 5/15/2018	1,088,209
350,000	2.597%, 11/4/2019	343,643
	General Motors Company
539,000	6.250%, 10/2/2043	569,473
	General Motors Financial Company, Inc.
630,000	3.250%, 5/15/2018	633,154
332,000	3.700%, 11/24/2020	332,898
385,000	4.300%, 7/13/2025	373,331
	Hilton Worldwide Finance, LLC
670,000	5.625%, 10/15/2021	694,287
	Home Depot, Inc.
184,000	2.625%, 6/1/2022	183,808
	Hyundai Capital America
336,000	2.400%, 10/30/2018[h]	334,958
336,000	3.000%, 10/30/2020[h]	334,396
	Jaguar Land Rover Automotive plc
630,000	5.625%, 2/1/2023[h]	636,300
	KB Home
503,000	4.750%, 5/15/2019	487,910
	L Brands, Inc.
630,000	5.625%, 2/15/2022	669,375
	Lennar Corporation
630,000	4.125%, 12/1/2018	633,150
660,000	4.875%, 12/15/2023	656,700
	Live Nation Entertainment, Inc.
200,000	5.375%, 6/15/2022[h]	197,000
	Macy’s Retail Holdings, Inc.
102,000	4.375%, 9/1/2023	101,599
	McDonald’s Corporation
335,000	2.750%, 12/9/2020	334,769
	MGM Resorts International
670,000	6.000%, 3/15/2023[f]	664,975
	Six Flags Entertainment Corporation
450,000	5.250%, 1/15/2021[h]	455,625
	Toll Brothers Finance Corporation
100,000	8.910%, 10/15/2017	111,500
186,000	4.000%, 12/31/2018	189,720

	Total	12,782,868

Consumer Non-Cyclical (0.4%)
	AbbVie, Inc.
315,000	2.500%, 5/14/2020	311,833
220,000	3.600%, 5/14/2025	217,126
	Actavis Funding SCS
265,000	4.550%, 3/15/2035	257,542
277,000	4.850%, 6/15/2044	274,069

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Consumer Non-Cyclical (0.4%) - continued
	Altria Group, Inc.
$925,000	2.850%, 8/9/2022	$901,765
	Amgen, Inc.
150,000	2.125%, 5/1/2020	147,954
370,000	2.700%, 5/1/2022	359,048
300,000	3.125%, 5/1/2025	284,991
	B&G Foods, Inc.
480,000	4.625%, 6/1/2021	475,200
	BAT International Finance plc
220,000	1.022%, 6/15/2018[h,i]	219,702
	Becton, Dickinson and Company
577,000	6.375%, 8/1/2019	651,341
	Biogen, Inc.
210,000	3.625%, 9/15/2022	212,326
	Boston Scientific Corporation
200,000	6.000%, 1/15/2020	222,082
350,000	4.125%, 10/1/2023	354,131
325,000	3.850%, 5/15/2025	319,783
	Bunge Limited Finance Corporation
282,000	8.500%, 6/15/2019	326,381
305,000	3.500%, 11/24/2020	303,302
	Cardinal Health, Inc.
120,000	1.950%, 6/15/2018	119,688
138,000	4.900%, 9/15/2045	139,801
	Celgene Corporation
495,000	2.875%, 8/15/2020	491,269
120,000	3.550%, 8/15/2022	121,167
495,000	5.000%, 8/15/2045	496,925
	CHS/Community Health Systems, Inc.
630,000	7.125%, 7/15/2020	627,637
	Church & Dwight Company, Inc.
140,000	2.450%, 12/15/2019	139,269
	Cigna Corporation
265,000	5.375%, 2/15/2042	290,532
	EMD Finance, LLC
235,000	0.876%, 3/17/2017[h,i]	234,279
280,000	2.950%, 3/19/2022[h]	270,158
	Forest Laboratories, Inc.
425,000	4.375%, 2/1/2019[h]	445,220
	Fresenius Medical Care US Finance II, Inc.
630,000	5.875%, 1/31/2022[h]	674,100
	Gilead Sciences, Inc.
120,000	2.550%, 9/1/2020	119,954
	Grifols Worldwide Operations, Ltd.
450,000	5.250%, 4/1/2022	452,250
	H. J. Heinz Company
350,000	3.500%, 7/15/2022[h]	352,413
	HCA, Inc.
670,000	3.750%, 3/15/2019	675,025
	Imperial Tobacco Finance plc
450,000	2.950%, 7/21/2020[h]	450,882
	JBS USA, LLC
670,000	5.750%, 6/15/2025[h]	582,900
	JM Smucker Company
320,000	4.375%, 3/15/2045	311,539
	Kraft Foods Group, Inc.
360,000	5.000%, 6/4/2042	362,481
	Laboratory Corporation of America Holdings
165,000	2.625%, 2/1/2020	162,897
350,000	4.700%, 2/1/2045	319,780
	McKesson Corporation
448,000	3.796%, 3/15/2024	450,342
225,000	4.883%, 3/15/2044	224,888
	Mead Johnson Nutrition Company
200,000	3.000%, 11/15/2020	199,940
	Medco Health Solutions, Inc.
176,000	7.125%, 3/15/2018	194,557
	Medtronic plc
1,085,000	4.375%, 3/15/2035	1,096,764
	Merck & Company, Inc.
175,000	0.716%, 2/10/2020[i]	173,925
88,000	3.700%, 2/10/2045	81,264
	Mondelez International, Inc.
247,000	0.849%, 2/1/2019[i]	242,661
	Mylan NV
450,000	3.000%, 12/15/2018[h]	449,007
175,000	3.750%, 12/15/2020[h]	175,183
	Pfizer, Inc.
270,000	5.800%, 8/12/2023	315,736
	Reynolds American, Inc.
235,000	2.300%, 8/21/2017[h]	236,829
672,000	5.700%, 8/15/2035	736,390
	Roche Holdings, Inc.
336,000	4.000%, 11/28/2044[h]	340,613
	SABMiller Holdings, Inc.
184,000	3.750%, 1/15/2022[h]	189,241
184,000	4.950%, 1/15/2042[h]	186,886
	Safeway, Inc.
10,000	3.400%, 12/1/2016	9,900
	Spectrum Brands Escrow Corporation
300,000	6.375%, 11/15/2020	318,750
	Spectrum Brands, Inc.
300,000	5.750%, 7/15/2025[h]	307,500
	Tenet Healthcare Corporation
670,000	8.125%, 4/1/2022	668,325
	Teva Pharmaceutical Finance Company BV
336,000	2.950%, 12/18/2022	321,669
	TreeHouse Foods, Inc.
450,000	4.875%, 3/15/2022[f]	428,625
	UnitedHealth Group, Inc.
360,000	4.625%, 7/15/2035	373,722
	WM Wrigley Jr. Company
165,000	2.000%, 10/20/2017[h]	165,267
	Zoetis, Inc.
448,000	3.450%, 11/13/2020	448,522

	Total	22,015,248

Energy (0.3%)
	Anadarko Petroleum Corporation
450,000	6.200%, 3/15/2040	414,021
	Antero Resources Corporation
500,000	5.625%, 6/1/2023[h]	390,000
	Boardwalk Pipelines, Ltd.
310,000	5.875%, 11/15/2016	313,006

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Energy (0.3%) - continued
	BP Capital Markets plc
$452,000	3.062%, 3/17/2022	$442,907
315,000	3.535%, 11/4/2024	306,378
	Buckeye Partners, LP
288,000	2.650%, 11/15/2018	277,068
	Cameron International Corporation
280,000	4.000%, 12/15/2023	281,244
250,000	3.700%, 6/15/2024	244,202
	Canadian Natural Resources, Ltd.
585,000	3.450%, 11/15/2021	551,291
175,000	6.250%, 3/15/2038	159,282
	CNOOC Nexen Finance
345,000	1.625%, 4/30/2017	343,004
	CNPC General Capital, Ltd.
192,000	2.750%, 4/19/2017[h]	194,026
	Columbia Pipeline Group, Inc.
450,000	2.450%, 6/1/2018[h]	439,973
	Concho Resources, Inc.
629,634	5.500%, 10/1/2022	572,967
	Crestwood Midstream Partners, LP
400,000	6.125%, 3/1/2022	278,000
	Devon Energy Corporation
340,000	3.250%, 5/15/2022[f]	289,013
224,000	5.850%, 12/15/2025[f]	217,850
	Enbridge Energy Partners, LP
560,000	4.375%, 10/15/2020	546,291
	Enbridge, Inc.
245,000	0.866%, 6/2/2017[i]	239,959
	Energy Transfer Partners, LP
914,000	4.650%, 6/1/2021	858,105
265,000	4.900%, 3/15/2035	192,684
	Enterprise Products Operating, LLC
300,000	5.250%, 1/31/2020	315,938
172,000	5.100%, 2/15/2045	144,074
	EQT Corporation
162,000	5.150%, 3/1/2018	168,565
118,000	8.125%, 6/1/2019	127,462
250,000	4.875%, 11/15/2021	238,017
	Halliburton Company
335,000	4.850%, 11/15/2035	329,091
335,000	5.000%, 11/15/2045	331,162
	Kinder Morgan, Inc.
242,000	5.300%, 12/1/2034	190,706
225,000	5.550%, 6/1/2045	175,642
	Magellan Midstream Partners, LP
90,000	4.200%, 3/15/2045	65,542
	Marathon Oil Corporation
460,000	2.700%, 6/1/2020	405,602
	Marathon Petroleum Corporation
165,000	3.400%, 12/15/2020	162,044
176,000	4.750%, 9/15/2044	143,862
	MEG Energy Corporation
630,000	6.500%, 3/15/2021[h]	441,000
	Noble Energy, Inc.
390,000	5.625%, 5/1/2021	381,493
	Petrobras International Finance Company
550,000	5.750%, 1/20/2020	431,750
	Petroleos Mexicanos
175,000	3.500%, 1/30/2023	152,687
199,500	2.378%, 4/15/2025	199,169
	Pioneer Natural Resources Company
121,000	3.450%, 1/15/2021	111,726
225,000	4.450%, 1/15/2026	202,593
	Regency Energy Partners, LP
670,000	5.000%, 10/1/2022	593,538
	Sabine Pass Liquefaction, LLC
670,000	5.625%, 3/1/2025[h]	566,987
	Schlumberger Holdings Corporation
165,000	3.000%, 12/21/2020[h]	162,868
448,000	4.000%, 12/21/2025[h]	442,077
	Shell International Finance BV
165,000	0.806%, 5/11/2020[i]	162,583
	Suncor Energy, Inc.
270,000	3.600%, 12/1/2024	254,307
	Sunoco Logistics Partners
	Operations, LP
760,000	4.400%, 4/1/2021	736,494

	Total	15,188,250

Financials (1.1%)
	Abbey National Treasury Services plc
132,000	3.050%, 8/23/2018	135,444
	ABN AMRO Bank NV
450,000	4.750%, 7/28/2025[h]	448,515
	ACE INA Holdings, Inc.
448,000	2.300%, 11/3/2020	444,778
335,000	4.350%, 11/3/2045	340,404
	AerCap Ireland Capital, Ltd.
650,000	5.000%, 10/1/2021	669,500
	Air Lease Corporation
220,000	2.125%, 1/15/2018	216,150
90,000	2.625%, 9/4/2018	88,961
	Ally Financial, Inc.
440,000	3.750%, 11/18/2019	433,950
225,000	4.125%, 3/30/2020	223,875
	American Express Credit Corporation
350,000	1.083%, 3/18/2019[i]	345,914
	American International Group, Inc.
145,000	2.300%, 7/16/2019	143,772
350,000	3.875%, 1/15/2035	308,711
	Avalonbay Communities, Inc.
500,000	3.500%, 11/15/2025	495,174
	Aviation Capital Group Corporation
132,000	3.875%, 9/27/2016[h]	132,990
	Banco Santander Chile
435,000	1.221%, 4/11/2017[h,i]	429,563
	Bank of America Corporation
370,000	1.656%, 3/22/2018[i]	371,187
295,000	1.196%, 4/1/2019[i]	293,701
350,000	2.625%, 10/19/2020	345,597
995,000	3.300%, 1/11/2023	979,403
150,000	4.000%, 4/1/2024	153,407
250,000	4.000%, 1/22/2025	244,732
360,000	3.875%, 8/1/2025	365,446
201,000	5.875%, 2/7/2042	234,583
573,000	8.000%, 12/29/2049[k]	583,027
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
145,000	2.850%, 9/8/2021[h]	144,425
	Barclays Bank plc
280,000	10.179%, 6/12/2021[h]	362,711

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Financials (1.1%) - continued
	Barclays plc
$264,000	2.750%, 11/8/2019	$263,036
448,000	3.650%, 3/16/2025	430,539
	BB&T Corporation
150,000	1.036%, 1/15/2020[i]	148,705
	BBVA Banco Continental SA
350,000	2.250%, 7/29/2016[h]	350,875
	BioMed Realty, LP
282,000	2.625%, 5/1/2019	274,013
	BPCE SA
258,000	5.700%, 10/22/2023[h]	270,886
360,000	4.500%, 3/15/2025[h]	345,346
	Caisse Centrale Desjardins du Quebec
210,000	0.989%, 1/29/2018[h,i]	209,589
	Capital One Financial Corporation
321,000	6.150%, 9/1/2016	330,754
235,000	2.450%, 4/24/2019	235,429
	CIT Group, Inc.
450,000	5.000%, 8/15/2022	462,096
	Citigroup, Inc.
245,000	1.088%, 4/8/2019[i]	243,366
368,000	2.650%, 10/26/2020	365,025
244,000	4.050%, 7/30/2022	249,579
685,000	4.400%, 6/10/2025	691,855
450,000	4.650%, 7/30/2045	456,659
	Citizens Bank NA
625,000	2.300%, 12/3/2018	624,262
	CoBank ACB
120,000	1.112%, 6/15/2022*,i	113,569
	Compass Bank
30,000	2.750%, 9/29/2019	29,700
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
228,000	3.950%, 11/9/2022	230,787
	Credit Agricole SA
290,000	1.121%, 4/15/2019[h,i]	288,347
360,000	2.750%, 6/10/2020[h]	361,931
	Credit Suisse AG
231,000	5.400%, 1/14/2020	252,925
	Credit Suisse Group Funding, Ltd.
672,000	2.750%, 3/26/2020[h]	665,630
448,000	3.750%, 3/26/2025[h]	433,343
	CyrusOne, LP
630,000	6.375%, 11/15/2022	648,900
	Digital Delta Holdings, LLC
280,000	3.400%, 10/1/2020[h]	280,307
	Discover Bank
510,000	8.700%, 11/18/2019	603,346
	Discover Financial Services
188,000	6.450%, 6/12/2017	198,627
	Duke Realty, LP
88,000	3.875%, 2/15/2021	89,727
264,000	4.375%, 6/15/2022	272,049
	ERP Operating, LP
90,000	3.375%, 6/1/2025	88,995
	European Investment Bank
445,000	1.875%, 3/15/2019	448,299
	Fifth Third Bancorp
286,000	5.450%, 1/15/2017	296,493
148,000	2.875%, 7/27/2020	147,836
145,000	2.875%, 10/1/2021	144,416
	GE Capital International Funding Company
919,000	4.418%, 11/15/2035[h]	937,823
	Genworth Financial, Inc.
248,000	7.700%, 6/15/2020[f]	233,120
	Goldman Sachs Group, Inc.
390,000	1.522%, 4/30/2018[i]	391,771
205,000	1.462%, 11/15/2018[i]	205,833
624,000	5.375%, 3/15/2020	685,491
210,000	1.476%, 4/23/2020[i]	210,311
896,000	5.250%, 7/27/2021	990,636
450,000	3.500%, 1/23/2025	442,266
400,000	4.800%, 7/8/2044	397,681
184,000	5.150%, 5/22/2045	178,735
390,000	4.750%, 10/21/2045	387,417
	Hartford Financial Services Group, Inc.
544,000	5.125%, 4/15/2022	597,428
	HBOS plc
288,000	6.750%, 5/21/2018[h]	314,108
	HCP, Inc.
705,000	4.000%, 12/1/2022	701,741
176,000	3.400%, 2/1/2025	163,941
	HSBC Bank plc
495,000	1.002%, 5/15/2018[h,i]	493,097
	HSBC Holdings plc
815,000	6.375%, 12/29/2049[k]	813,981
	Huntington Bancshares, Inc.
66,000	2.600%, 8/2/2018	66,076
	Huntington National Bank
250,000	2.200%, 11/6/2018	249,309
	Hutchison Whampoa International 14, Ltd.
275,000	3.625%, 10/31/2024[h]	272,850
	Icahn Enterprises, LP
625,000	6.000%, 8/1/2020	630,250
	ING Bank NV
335,000	4.125%, 11/21/2023	341,202
	ING Capital Funding Trust III
265,000	4.207%, 12/29/2049[i,k]	264,338
	International Lease Finance Corporation
383,000	2.462%, 6/15/2016[i]	382,042
	Intesa Sanpaolo SPA
450,000	5.250%, 1/12/2024	481,628
	J.P. Morgan Chase & Company
326,000	6.300%, 4/23/2019	365,544
165,000	2.250%, 1/23/2020	162,324
560,000	4.500%, 1/24/2022	604,019
336,000	3.200%, 1/25/2023	334,903
352,000	3.625%, 5/13/2024	357,216
690,000	3.125%, 1/23/2025	671,233
582,000	7.900%, 4/29/2049[k]	592,476
	KeyCorp
300,000	2.900%, 9/15/2020	298,872
	Liberty Mutual Group, Inc.
445,000	4.950%, 5/1/2022[h]	471,693
	Liberty Property, LP
618,000	3.750%, 4/1/2025	596,293
	Lloyds Bank plc
235,000	1.038%, 3/16/2018[i]	233,756

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Financials (1.1%) - continued
	Merrill Lynch & Company, Inc.
$610,000	6.050%, 5/16/2016	$620,060
225,000	6.400%, 8/28/2017	241,020
	MetLife, Inc.
355,000	4.050%, 3/1/2045	329,437
	Mizuho Bank, Ltd.
282,000	1.850%, 3/21/2018[h]	280,483
	Morgan Stanley
1,018,000	6.625%, 4/1/2018	1,116,268
260,000	1.600%, 4/25/2018[i]	262,777
210,000	1.463%, 1/27/2020[i]	210,449
155,000	4.875%, 11/1/2022	164,494
275,000	4.000%, 7/23/2025	283,188
540,000	4.350%, 9/8/2026	541,765
220,000	4.300%, 1/27/2045	209,904
560,000	5.550%, 12/29/2049[k]	560,000
	MPT Operating Partnership, LP
450,000	5.500%, 5/1/2024	447,750
	National City Corporation
288,000	6.875%, 5/15/2019	325,360
	Prudential Financial, Inc.
145,000	2.350%, 8/15/2019	144,314
	Quicken Loans, Inc.
450,000	5.750%, 5/1/2025[h]	428,625
	Realty Income Corporation
58,000	2.000%, 1/31/2018	58,033
	Regions Bank
250,000	7.500%, 5/15/2018	277,785
	Regions Financial Corporation
250,000	2.250%, 9/14/2018	249,737
	Reinsurance Group of America, Inc.
105,000	5.625%, 3/15/2017	109,427
252,000	5.000%, 6/1/2021	271,691
	Reliance Standard Life Global Funding II
230,000	2.500%, 4/24/2019[h]	229,096
	Royal Bank of Scotland Group plc
295,000	1.543%, 3/31/2017[i]	294,425
650,000	7.500%, 12/29/2049[k]	676,813
	Santander Holdings USA, Inc.
276,000	2.650%, 4/17/2020	270,775
	Santander UK Group Holdings plc
380,000	2.875%, 10/16/2020	377,420
325,000	4.750%, 9/15/2025[f,h]	320,712
	Simon Property Group, LP
100,000	10.350%, 4/1/2019	122,715
150,000	2.500%, 9/1/2020	150,116
400,000	2.750%, 2/1/2023	390,873
	Skandinaviska Enskilda Banken AB
365,000	2.375%, 3/25/2019[h]	366,679
	State Street Corporation
233,000	1.264%, 8/18/2020[i]	233,024
	Sumitomo Mitsui Banking Corporation
250,000	0.897%, 1/16/2018[i]	249,142
	Svenska Handelsbanken AB
330,000	1.016%, 6/17/2019[i]	326,978
	Synchrony Financial
155,000	3.000%, 8/15/2019	154,785
140,000	1.564%, 2/3/2020[i]	137,788
670,000	3.750%, 8/15/2021	669,267
	Toronto-Dominion Bank
165,000	1.432%, 12/14/2020[i]	164,961
	UBS Group Funding Jersey, Ltd.
560,000	2.950%, 9/24/2020[h]	554,772
336,000	4.125%, 9/24/2025[h]	335,652
	UnitedHealth Group, Inc.
100,000	3.350%, 7/15/2022	102,284
	USB Realty Corporation
140,000	1.468%, 12/29/2049[h,i,k]	126,000
	Voya Financial, Inc.
344,000	2.900%, 2/15/2018	347,719
	Wells Fargo & Company
210,000	1.002%, 1/30/2020[i]	208,044
450,000	2.550%, 12/7/2020	447,788
1,317,000	3.450%, 2/13/2023	1,320,103
350,000	3.000%, 2/19/2025	340,431
	Welltower, Inc.
58,000	2.250%, 3/15/2018	57,948
185,000	3.750%, 3/15/2023	181,666
165,000	4.000%, 6/1/2025	162,305

	Total	52,457,413

Foreign Government (<0.1%)
	Eksportfinans ASA
111,000	5.500%, 5/25/2016	112,395
	Export-Import Bank of Korea
205,000	2.250%, 1/21/2020	201,853
	Kommunalbanken AS
335,000	1.500%, 10/22/2019[h]	330,885

	Total	645,133

Mortgage-Backed Securities (4.7%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
15,800,000	3.000%, 1/1/2031[c]	16,281,483
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
12,300,000	4.000%, 1/1/2046[c]	12,993,555
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
17,300,000	3.500%, 1/1/2030[c]	18,117,027
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,031,752	1.728%, 7/1/2043[i]	2,065,814
520,950	2.016%, 7/1/2043[i]	534,595
494,337	2.069%, 8/1/2043[i]	507,653
94,375,000	3.500%, 1/1/2046[c]	97,368,877
44,000,000	4.000%, 1/1/2046[c]	46,559,564
33,339,000	4.500%, 1/1/2046[c]	36,001,953

	Total	230,430,521

Technology (0.2%)
	Amphenol Corporation
188,000	2.550%, 1/30/2019	188,033
	Apple, Inc.
165,000	0.659%, 5/6/2020[i]	163,756
784,000	3.200%, 5/13/2025	793,489

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Technology (0.2%) - continued
$784,000	3.450%, 2/9/2045	$674,991
	Baidu, Inc.
525,000	2.750%, 6/9/2019	520,431
	Cisco Systems, Inc.
220,000	0.914%, 3/1/2019[i]	219,803
	CommScope Technologies Finance, LLC
465,000	6.000%, 6/15/2025[h]	447,562
	Denali Borrower, LLC
670,000	5.625%, 10/15/2020[h]	701,825
	Equinix, Inc.
450,000	5.750%, 1/1/2025	460,125
	Fidelity National Information Services, Inc.
200,000	2.850%, 10/15/2018	200,706
338,000	3.625%, 10/15/2020	342,403
	First Data Corporation
450,000	5.375%, 8/15/2023[h]	452,250
	Freescale Semiconductor, Inc.
670,000	6.000%, 1/15/2022[h]	701,825
	Hewlett Packard Enterprise Company
280,000	2.450%, 10/5/2017[h]	279,763
140,000	2.850%, 10/5/2018[h]	139,922
140,000	4.400%, 10/15/2022[h]	139,463
	IMS Health, Inc.
863,000	6.000%, 11/1/2020[h]	888,890
	Intel Corporation
85,000	3.100%, 7/29/2022	86,676
180,000	3.700%, 7/29/2025	186,184
	Iron Mountain, Inc.
290,000	6.000%, 8/15/2023	300,150
	Microsoft Corporation
700,000	4.750%, 11/3/2055	725,057
700,000	4.200%, 11/3/2035	714,811
	Oracle Corporation
150,000	2.500%, 5/15/2022	147,227
460,000	2.950%, 5/15/2025	448,127
	Plantronics, Inc.
670,000	5.500%, 5/31/2023[h]	666,650
	Qualcomm, Inc.
575,000	3.000%, 5/20/2022	569,237
	Seagate HDD Cayman
368,000	4.875%, 6/1/2027[h]	282,389

	Total	11,441,745

Transportation (0.1%)
	Air Canada Pass Through Trust
140,000	3.875%, 3/15/2023[h]	135,800
	American Airlines Pass Through Trust
289,035	3.375%, 5/1/2027	278,919
	Avis Budget Car Rental, LLC
665,000	5.125%, 6/1/2022[h]	656,688
	Burlington Northern Santa Fe, LLC
350,000	5.050%, 3/1/2041	362,144
	Canadian Pacific Railway Company
65,000	7.125%, 10/15/2031	80,490
150,000	4.800%, 8/1/2045	145,990
	Continental Airlines, Inc.
144,697	4.150%, 4/11/2024	148,459
	CSX Corporation
115,000	3.700%, 11/1/2023	117,565
	Delta Air Lines, Inc.
81,528	4.950%, 5/23/2019	85,604
23,467	4.750%, 5/7/2020	24,758
	ERAC USA Finance, LLC
67,000	2.800%, 11/1/2018[h]	67,435
	FedEx Corporation
450,000	3.900%, 2/1/2035	409,631
	J.B. Hunt Transport Services, Inc.
135,000	3.300%, 8/15/2022	133,698
	Southwest Airlines Company
285,000	2.750%, 11/6/2019	287,209
	Virgin Australia Holdings, Ltd.
80,829	5.000%, 10/23/2023[h]	83,455
	XPO Logistics, Inc.
225,000	6.500%, 6/15/2022[h]	208,125

	Total	3,225,970

U.S. Government and Agencies (3.8%)
	Federal National Mortgage Association
405,000	6.250%, 5/15/2029	549,088
	Tennessee Valley Authority
390,000	5.250%, 9/15/2039	468,739
	U.S. Treasury Bonds
4,150,000	6.500%, 11/15/2026	5,806,597
2,900,000	5.250%, 11/15/2028	3,788,917
2,050,000	4.375%, 5/15/2040	2,579,476
34,845,000	3.000%, 5/15/2042	35,060,063
	U.S. Treasury Bonds, TIPS
1,725,551	0.125%, 4/15/2019	1,715,419
100,942	2.375%, 1/15/2025	114,756
66,025	2.125%, 2/15/2040	77,735
578,919	0.750%, 2/15/2042	508,590
	U.S. Treasury Notes
10,000,000	0.250%, 2/29/2016	9,999,220
385,000	0.875%, 11/15/2017	383,661
8,415,000	1.500%, 10/31/2019	8,388,703
23,330,000	1.875%, 6/30/2020	23,493,123
4,070,000	1.375%, 9/30/2020	3,999,727
2,000,000	2.125%, 6/30/2022	2,010,312
1,015,000	1.625%, 8/15/2022	988,633
7,435,000	2.250%, 11/15/2024	7,431,223
14,300,000	3.625%, 2/15/2044	16,086,385
	U.S. Treasury Notes, TIPS
29,838,100	0.125%, 4/15/2018	29,780,602
614,741	0.125%, 1/15/2022	595,715
36,296,192	0.125%, 1/15/2023	34,800,390

	Total	188,627,074

Utilities (0.3%)
	AES Corporation
630,000	7.375%, 7/1/2021	642,600
	American Electric Power Company, Inc.
718,000	2.950%, 12/15/2022	709,194
	Arizona Public Service Company
180,000	2.200%, 1/15/2020	178,307
	Berkshire Hathaway Energy Company
132,000	2.400%, 2/1/2020	130,769

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Utilities (0.3%) - continued
	Calpine Corporation
$670,000	5.375%, 1/15/2023	$601,325
	Commonwealth Edison Company
355,000	3.700%, 3/1/2045	319,306
280,000	4.350%, 11/15/2045	281,841
	Consolidated Edison Company of New York, Inc.
168,000	4.500%, 12/1/2045	170,063
	Covanta Holding Corporation
350,000	7.250%, 12/1/2020	362,031
	DCP Midstream Operating, LP
185,000	3.875%, 3/15/2023	139,644
	DCP Midstream, LLC
298,000	4.750%, 9/30/2021[h]	231,733
	DTE Electric Company
265,000	3.700%, 3/15/2045	243,490
	DTE Energy Company
70,000	2.400%, 12/1/2019	69,703
	Duke Energy Carolinas, LLC
172,000	3.750%, 6/1/2045	159,298
	Duke Energy Corporation
468,000	2.100%, 6/15/2018	468,641
	Dynegy, Inc.
680,000	6.750%, 11/1/2019	639,200
	EDP Finance BV
682,000	4.125%, 1/15/2020[h]	683,569
	Enel Finance International NV
84,000	6.250%, 9/15/2017[h]	89,505
	Energy Transfer Equity, LP
670,000	5.500%, 6/1/2027	509,200
	Eversource Energy
150,000	1.600%, 1/15/2018	148,415
	Exelon Generation Company, LLC
300,000	5.200%, 10/1/2019	323,186
135,000	2.950%, 1/15/2020	134,515
	ITC Holdings Corporation
67,000	4.050%, 7/1/2023	68,831
265,000	5.300%, 7/1/2043	271,354
	Kinder Morgan Energy Partners, LP
340,000	3.500%, 3/1/2021	304,258
	MidAmerican Energy Holdings Company
205,000	6.500%, 9/15/2037	249,491
	Monongahela Power Company
275,000	5.400%, 12/15/2043[h]	306,135
	MPLX LP
665,000	4.875%, 12/1/2024[h]	596,838
	National Rural Utilities Cooperative Finance Corporation
400,000	2.300%, 11/1/2020	396,126
	NiSource Finance Corporation
615,000	5.650%, 2/1/2045	706,864
	Northern States Power Company
410,000	4.125%, 5/15/2044	407,077
	NRG Energy, Inc.
630,000	6.625%, 3/15/2023	546,525
	Oncor Electric Delivery Company, LLC
258,000	3.750%, 4/1/2045	214,432
	Pacific Gas & Electric Company
347,000	5.625%, 11/30/2017	370,916
336,000	4.250%, 3/15/2046	325,580
	PG&E Corporation
140,000	2.400%, 3/1/2019	139,701
	PPL Capital Funding, Inc.
144,000	3.500%, 12/1/2022	145,068
515,000	5.000%, 3/15/2044	530,980
	Sempra Energy
365,000	6.150%, 6/15/2018	398,391
170,000	2.400%, 3/15/2020	166,615
	Southern California Edison Company
100,000	2.400%, 2/1/2022	98,062
	Southwestern Electric Power Company
180,000	3.900%, 4/1/2045	157,613
	TransAlta Corporation
336,000	1.900%, 6/3/2017	326,321
	Williams Companies, Inc.
192,000	7.875%, 9/1/2021	172,802

	Total	14,135,515

	Total Long-Term Fixed Income (cost $677,640,086)	674,409,972

Shares	Collateral Held for Securities Loaned (1.6%)
80,456,520	Thrivent Cash Management Trust	80,456,520

	Total Collateral Held for Securities Loaned (cost $80,456,520)	80,456,520

Shares or Principal Amount	Short-Term Investments (11.4%)[m]
	Federal Agricultural Mortgage Corporation Discount Notes
5,000,000	0.170%, 1/4/2016	4,999,929
	Federal Farm Credit Discount Notes
1,500,000	0.190%, 2/2/2016	1,499,747
	Federal Home Loan Bank Discount Notes
35,855,000	0.099%, 1/4/2016	35,854,705
15,000,000	0.100%, 1/5/2016	14,999,833
33,700,000	0.102%, 1/6/2016	33,699,522
38,400,000	0.103%, 1/8/2016	38,399,228
15,000,000	0.105%, 1/11/2016	14,999,563
4,700,000	0.100%, 1/12/2016	4,699,856
23,800,000	0.159%, 1/13/2016	23,798,737
11,500,000	0.113%, 1/15/2016	11,499,493
12,900,000	0.181%, 1/20/2016	12,898,766
24,905,000	0.118%, 1/21/2016	24,903,365
20,000,000	0.116%, 1/22/2016	19,998,644
14,200,000	0.251%, 1/26/2016	14,197,528
3,000,000	0.250%, 1/27/2016	2,999,458
2,000,000	0.250%, 1/29/2016	1,999,611
33,230,000	0.206%, 2/3/2016	33,223,732
7,000,000	0.206%, 2/5/2016	6,998,600
11,000,000	0.250%, 2/12/2016	10,996,792
14,583,000	0.260%, 2/19/2016	14,577,839
20,739,000	0.276%, 2/24/2016	20,730,421
2,504,000	0.350%, 3/11/2016	2,502,296
3,000,000	0.355%, 3/14/2016	2,997,840
25,000,000	0.365%, 3/16/2016	24,980,990
6,000,000	0.310%, 3/18/2016	5,996,022
8,000,000	0.370%, 3/21/2016	7,993,422

The accompanying Notes to Financial Statements are an integral part of this schedule.

32

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares or Principal Amount	Short-Term Investments (11.4%)[m]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
1,000,000	0.105%, 1/6/2016[g]	$999,985
7,600,000	0.230%, 1/27/2016[g]	7,598,738
26,000,000	0.200%, 2/17/2016[g]	25,993,211
	Federal National Mortgage Association Discount Notes
3,500,000	0.070%, 1/8/2016	3,499,952
5,000,000	0.230%, 1/25/2016[g]	4,999,233
3,000,000	0.064%, 1/27/2016[g,n]	2,999,861
5,900,000	0.180%, 2/8/2016[g]	5,898,879
3,500,000	0.200%, 2/16/2016[g]	3,499,106
	Thrivent Cash Management Trust
108,913,011	0.220%	108,913,011
	U.S. Treasury Bills
100,000	0.205%, 2/25/2016[n]	99,969

	Total Short-Term Investments (at amortized cost)	556,947,884

	Total Investments (cost $4,955,735,609) 106.2%	$5,201,970,512

	Other Assets and Liabilities, Net (6.2%)	(303,891,893)

	Total Net Assets 100.0%	$4,898,078,619

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Defaulted security. Interest is not being accrued.
e	Non-income producing security.
f	All or a portion of the security is on loan.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $44,910,732 or 0.9% of total net assets.
i	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
j	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2015.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
l	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	At December 31, 2015, $199,964 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Aggressive Allocation Portfolio as of December 31, 2015 was $25,334,861 or 0.5% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2015.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$384,808
Apidos CLO XVIII, 7/22/2026	6/25/2014	374,062
Ares CLO, Ltd., 11/15/2025	11/26/2014	750,000
Ares CLO, Ltd., 10/12/2023	5/15/2015	1,275,000
Babson CLO, Ltd., 10/17/2026	8/15/2014	384,808
Betony CLO, Ltd., 4/15/2027	2/25/2015	350,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	385,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	384,611
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	400,000
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	385,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	385,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	400,000
CoBank ACB, 6/15/2022	10/18/2013	116,000
DRB Prime Student Loan Trust, 1/25/2040	12/4/2015	975,205
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	385,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	319,071
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	1,200,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	399,600
Golub Capital Partners CLO 22B, Ltd., 2/20/2027	2/6/2015	721,303
Golub Capital Partners CLO 23M, Ltd., 5/5/2027	5/18/2015	349,125
Limerock CLO III, LLC, 10/20/2026	10/16/2014	1,150,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	424,490
Madison Park Funding, Ltd., 8/15/2022	5/8/2015	1,100,000
Magnetite XII, Ltd., 4/15/2027	2/6/2015	1,200,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	1,196,892
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	300,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	1,200,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	385,000
OHA Loan Funding, Ltd., 10/20/2026	11/6/2014	1,147,125
OZLM VIII, Ltd., 10/17/2026	8/7/2014	382,805
Pretium Mortgage Credit Partners, LLC, 11/27/2030	11/6/2015	2,247,869
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	900,000
Shackleton VII CLO, Ltd., 4/15/2027	3/27/2015	1,200,000
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	1,141,375
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	376,673
Vericrest Opportunity Loan Transferee, 2/25/2055	2/25/2015	478,010
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	384,422

The accompanying Notes to Financial Statements are an integral part of this schedule.

33

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Portfolio as of December 31, 2015:

Securities Lending Transactions
Taxable Debt Security	$2,903,163
Common Stock	75,316,256

Total lending	$78,219,419
Gross amount payable upon return of collateral for securities loaned	$80,456,520

Net amounts due to counterparty	$2,237,101

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

34

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (2.7%)[a]	Value
Basic Materials (0.2%)
	Alpha Natural Resources, Inc., Term Loan
$4,204,724	3.500%, 5/22/2020	$1,811,521
	Fortescue Metals Group, Ltd., Term Loan
2,148,349	4.250%, 6/30/2019	1,587,308
	Ineos US Finance, LLC, Term Loan
3,803,205	3.750%, 12/15/2020	3,641,569
	NewPage Corporation, Term Loan
7,800,000	9.500%, 2/11/2021	2,783,664
	Tronox Pigments BV, Term Loan
6,115,296	4.500%, 3/19/2020	5,396,749
	Wausau Paper Corporation, Term Loan
5,306,243	6.500%, 7/30/2020	5,266,446

	Total	20,487,257

Capital Goods (<0.1%)
	ADS Waste Holdings, Inc., Term Loan
2,223,923	3.750%, 10/9/2019	2,148,866
	Silver II Borrower, Term Loan
1,529,557	4.000%, 12/13/2019	1,290,181

	Total	3,439,047

Communications Services (1.0%)
	Altice U.S. Finance I Corporation, Term Loan
1,985,427	4.250%, 2/14/2019	1,951,516
	Birch Communication Inc., Term Loan
7,871,094	7.750%, 7/17/2020	7,516,895
	Cengage Learning Acquisitions, Term Loan
5,810,378	7.000%, 3/31/2020	5,650,593
	Fairpoint Communications, Term Loan
4,162,300	7.500%, 2/14/2019	4,126,921
	Grande Communications Networks, LLC, Term Loan
2,544,810	4.500%, 5/29/2020	2,491,802
	Hargray Communications Group, Inc., Term Loan
4,626,240	5.250%, 6/26/2019	4,592,977
	IMG Worldwide, Inc., Term Loan
2,650,000	8.250%, 5/6/2022	2,305,500
	Integra Telecom Holdings, Inc., Term Loan
3,371,076	5.250%, 8/14/2020	3,253,088
890,900	9.750%, 2/12/2021	861,946
	Intelsat Jackson Holdings SA, Term Loan
4,394,236	3.750%, 6/30/2019	4,146,269
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
4,380,000	4.500%, 1/7/2022	4,232,175
1,000,000	7.750%, 7/7/2023	940,000
	LTS Buyer, LLC, Term Loan
7,261,244	4.000%, 4/13/2020	7,054,298
135,988	8.000%, 4/12/2021	130,974
	McGraw-Hill Global Education Holdings, LLC, Term Loan
4,388,716	4.750%, 3/22/2019	4,282,641
	NEP Broadcasting, LLC, Term Loan
242,857	10.000%, 7/22/2020	227,072
	NEP/NCP Holdco, Inc., Term Loan
9,182,402	4.250%, 1/22/2020	8,562,590
	NTelos, Inc., Term Loan
1,233,563	5.750%, 11/9/2019	1,221,227
	Syniverse Holdings, Inc., Term Loan
3,315,763	4.000%, 4/23/2019	2,398,391
	TNS, Inc., Term Loan
3,438,374	5.000%, 2/14/2020	3,378,202
	Univision Communications, Inc., Term Loan
3,725,664	4.000%, 3/1/2020	3,639,974
	WideOpenWest Finance, LLC, Term Loan
5,544,105	4.500%, 4/1/2019	5,334,482
	Yankee Cable Acquisition, LLC, Term Loan
3,596,033	4.250%, 3/1/2020	3,538,712
	Zayo Group, LLC, Term Loan
6,388,573	3.750%, 5/6/2021	6,273,323

	Total	88,111,568

Consumer Cyclical (0.5%)
	Amaya BV, Term Loan
8,816,403	5.000%, 8/1/2021	8,243,337
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,754,092	4.250%, 8/13/2021	1,729,973
	Ceridian HCM Holding, Inc., Term Loan
2,469,098	4.500%, 9/15/2020	2,089,474
	Golden Nugget, Inc., Delayed Draw
499,140	5.500%, 11/21/2019	494,149
	Golden Nugget, Inc., Term Loan
1,164,660	5.500%, 11/21/2019	1,153,013
	IMG Worldwide, Inc., Term Loan
3,155,970	5.250%, 5/6/2021	3,095,817
	J.C. Penney Corporation, Inc., Term Loan
3,880,500	6.000%, 5/22/2018	3,805,800
	Marina District Finance Company, Inc., Term Loan
1,733,846	6.500%, 8/15/2018	1,729,511
	Mohegan Tribal Gaming Authority, Term Loan
8,439,221	5.500%, 6/15/2018	8,237,271
	Rite Aid Corporation, Term Loan
1,285,000	5.750%, 8/21/2020	1,285,643
	ROC Finance, LLC, Term Loan
6,089,825	5.000%, 6/20/2019	5,653,367
	Scientific Games International, Inc., Term Loan
7,875,123	6.000%, 10/18/2020	7,186,050
1,841,053	6.000%, 10/1/2021	1,672,725

	Total	46,376,130

Consumer Non-Cyclical (0.3%)
	Albertson’s, Inc., Term Loan
6,860,145	5.500%, 3/21/2019	6,830,990

The accompanying Notes to Financial Statements are an integral part of this schedule.

35

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (2.7%)[a]	Value
Consumer Non-Cyclical (0.3%) - continued
	Albertson’s, LLC, Term Loan
$850,000	0.000%, 12/22/2022[b,c]	$844,050
	Catalina Marketing Corporation, Term Loan
3,841,500	4.500%, 4/9/2021	3,053,993
	JBS USA, LLC, Term Loan
925,000	4.000%, 10/30/2022	921,531
	Ortho-Clinical Diagnostics, Inc., Term Loan
10,309,017	4.750%, 6/30/2021	8,698,233
	Sterigenics-Nordion Holdings, LLC, Term Loan
912,713	4.250%, 5/16/2022	885,331
	Supervalu, Inc., Term Loan
8,050,007	4.500%, 3/21/2019	7,930,947

	Total	29,165,075

Energy (0.2%)
	Arch Coal, Inc., Term Loan
3,415,842	6.250%, 5/16/2018	1,503,927
	Energy Solutions, LLC, Term Loan
6,213,304	6.750%, 5/29/2020	4,659,978
	Expro Holdings UK 2, Ltd., Term Loan
2,962,500	5.750%, 9/2/2021	1,967,604
	Fieldwood Energy, LLC, Term Loan
2,052,773	3.875%, 10/1/2018	1,334,303
660,000	8.375%, 9/30/2020	99,000
	Houston Fuel Oil Terminal, LLC, Term Loan
3,683,375	4.250%, 8/19/2021	3,388,705
	McJunkin Red Man Corporation, Term Loan
1,434,183	4.750%, 11/8/2019	1,312,277
	Offshore Group Investment, Ltd., Term Loan
3,300,375	0.000%, 3/28/2019[d]	662,814
	Pacific Drilling SA, Term Loan
2,364,375	4.500%, 6/3/2018	1,010,770
	Targa Resources Partners, LP, Term Loan
269,767	5.750%, 2/27/2022	261,000

	Total	16,200,378

Financials (0.2%)
	DJO Finance, LLC, Term Loan
1,451,363	4.250%, 6/7/2020	1,408,272
	Harland Clarke Holdings Corporation, Term Loan
4,378,125	7.000%, 5/22/2018	4,228,524
475,000	6.000%, 8/4/2019	452,438
	MoneyGram International, Inc., Term Loan
3,350,262	4.250%, 3/27/2020	3,051,520
	WaveDivision Holdings, LLC, Term Loan
3,550,200	4.000%, 10/15/2019	3,488,071

	Total	12,628,825

Technology (0.2%)
	Avago Technologies Cayman Finance, Ltd., Term Loan
3,500,000	0.000%, 11/13/2022[b,c]	3,458,455
	First Data Corporation, Term Loan
7,025,000	3.918%, 3/23/2018	6,924,472
1,355,000	3.918%, 9/24/2018	1,334,675
500,000	4.168%, 7/8/2022	492,375
	Infor US, Inc., Term Loan
1,324,215	3.750%, 6/3/2020	1,240,353
	Merrill Communications, LLC, Term Loan
5,762	6.250%, 6/1/2022	4,897

	Total	13,455,227

Transportation (0.1%)
	OSG Bulk Ships, Inc., Term Loan
4,860,975	5.250%, 8/5/2019	4,654,383

	Total	4,654,383

Utilities (<0.1%)
	Intergen NV, Term Loan
1,677,000	5.500%, 6/15/2020	1,511,396

	Total	1,511,396

	Total Bank Loans (cost $264,750,564)	236,029,286

Shares	Common Stock (34.2%)
Consumer Discretionary (5.1%)
174,462	Aaron’s, Inc.	3,906,204
8,600	Aisan Industry Company, Ltd.	88,311
2,400	Aisin Seiki Company, Ltd.	103,292
69,742	Amazon.com, Inc.[e]	47,137,920
20,850	American Axle & Manufacturing Holdings, Inc.[e]	394,899
34,204	American Public Education, Inc.[e]	636,536
31,300	Ascena Retail Group, Inc.[e]	308,305
23,110	AutoZone, Inc.[e]	17,145,540
34,800	Barnes & Noble, Inc.	303,108
1,200	Bayerische Motoren Werke AG	100,399
52,790	Bed Bath & Beyond, Inc.[e]	2,547,118
12,800	Berkeley Group Holdings plc	695,857
58,600	Big Lots, Inc.	2,258,444
42,470	Bloomin’ Brands, Inc.	717,318
10,560	Bob Evans Farms, Inc.	410,256
32,820	Boyd Gaming Corporation[e]	652,133
2,600	Brembo SPA	125,614
7,200	Bridgestone Corporation	246,970
83,919	Brunswick Corporation	4,238,749
50,596	Burlington Stores, Inc.[e]	2,170,568
91,490	Caleres, Inc.	2,453,762
32,520	Callaway Golf Company	306,338
18,000	Calsonic Kansei Corporation	158,689
21,109	Cedar Fair, LP	1,178,727
40,310	Cheesecake Factory, Inc.	1,858,694
68,330	Chegg, Inc.[e,f]	459,861
64,810	Children’s Place, Inc.	3,577,512
10,300	Choice Hotels International, Inc.	519,223
21,510	Chuy’s Holdings, Inc.[e]	674,123
9,300	Cineworld Group plc	77,105
562,784	Comcast Corporation	31,757,901
5,100	Compass Group plc	88,374
300	Continental AG	72,573
66,422	Core-Mark Holding Company, Inc.	5,442,619
53,440	CSS Industries, Inc.	1,516,627
68,463	Culp, Inc.	1,743,753

The accompanying Notes to Financial Statements are an integral part of this schedule.

36

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (34.2%)	Value
Consumer Discretionary (5.1%) - continued
2,500	Daimler AG	$208,886
31,230	Dana Holding Corporation	430,974
59,600	Debenhams plc	64,259
99,601	Delphi Automotive plc	8,538,794
11,500	Denso Corporation	549,533
201,022	Discovery Communications, Inc., Class Ae,f	5,363,267
64,840	DISH Network Corporation[e]	3,707,551
28,260	Dollar General Corporation	2,031,046
75,543	Dollar Tree, Inc.[e]	5,833,430
31,610	Domino’s Pizza, Inc.	3,516,613
11,522	Dorman Products, Inc.[e]	546,949
29,509	Drew Industries, Inc.	1,796,803
55,310	DSW, Inc.	1,319,697
47,700	EDION Corporation[f]	360,164
5,400	Electrolux AB	130,288
68,555	Ethan Allen Interiors, Inc.	1,907,200
7,700	Eutelsat Communications	230,543
25,305	Expedia, Inc.	3,145,412
127,600	Finish Line, Inc.	2,307,008
124,950	Ford Motor Company	1,760,546
20,733	Fossil, Inc.[e,f]	757,999
64,599	Fred’s, Inc.	1,057,486
82,805	G-III Apparel Group, Ltd.[e]	3,664,949
17,400	GKN plc	78,959
19,490	Gray Television, Inc.[e]	317,687
34,000	Gunze, Ltd.	99,587
19,200	Hakuhodo Dy Holdings, Inc.	207,735
177,148	Harley-Davidson, Inc.	8,040,748
41,956	Harman International Industries, Inc.	3,952,675
89,121	Haverty Furniture Companies, Inc.	1,910,754
11,700	Hilton Worldwide Holdings, Inc.	250,380
201,800	Home Depot, Inc.	26,688,050
50,000	Houghton Mifflin Harcourt Company[e]	1,089,000
1,000	Hugo Boss AG	82,510
34,500	Inchcape plc	398,052
15,900	Informa plc	143,696
5,500	Intertek Group plc	224,987
36,189	Interval Leisure Group, Inc.[f]	564,910
14,660	iRobot Corporation[e,f]	518,964
9,200	Isuzu Motors, Ltd.	99,108
113,900	ITV plc	463,730
43,900	Jack in the Box, Inc.	3,367,569
147,376	Jarden Corporation[e]	8,418,117
51,559	Kate Spade & Company[e]	916,203
128,580	Krispy Kreme Doughnuts, Inc.[e]	1,937,701
198,775	Las Vegas Sands Corporation	8,714,296
56,880	La-Z-Boy, Inc.	1,389,010
32,390	Lear Corporation	3,978,464
35,000	Liberty Interactive Corporation[e]	956,200
32,630	Liberty Media Corporation, Class Ae	1,280,728
53,848	Limited Brands, Inc.	5,159,715
11,031	Lithia Motors, Inc.	1,176,677
109,580	LKQ Corporation[e]	3,246,855
56,300	Lookers plc	153,399
223,280	Lowe’s Companies, Inc.	16,978,211
27,030	Macy’s, Inc.	945,509
42,707	MDC Partners, Inc.[f]	927,596
37,144	Meritage Homes Corporation[e]	1,262,525
2,800	Mitsuba Corporation	43,288
11,480	Movado Group, Inc.	295,151
152,294	National CineMedia, Inc.	2,392,539
28,900	Nautilus, Inc.[e]	483,208
41,362	New Media Investment Group, Inc.	804,905
437,020	NIKE, Inc.	27,313,750
16,300	NOK Corporation	380,782
65,138	Nord Anglia Education, Inc.[e]	1,320,999
156,850	Nutrisystem, Inc.	3,394,234
28,171	O’Reilly Automotive, Inc.[e]	7,139,095
49,601	Oxford Industries, Inc.	3,165,536
800	Paddy Power plc	106,846
14,000	PanaHome Corporation	105,767
38,210	Papa John’s International, Inc.	2,134,793
120,737	Papa Murphy’s Holdings, Inc.[e,f]	1,359,499
34,900	Persimmon plc	1,041,190
43,369	Pier 1 Imports, Inc.[f]	220,748
3,300	ProSiebenSat.1 Media AG	166,490
10,330	Pulte Group, Inc.	184,081
51,118	PVH Corporation	3,764,841
14,122	Ralph Lauren Corporation	1,574,321
18,086	Red Robin Gourmet Burgers, Inc.[e]	1,116,630
700	Renault SA	70,067
49,150	Rent-A-Center, Inc.	735,776
15,225	Restoration Hardware Holdings, Inc.[e]	1,209,626
126,328	Ross Stores, Inc.	6,797,710
61,030	Ruby Tuesday, Inc.[e]	336,275
54,340	Ruth’s Hospitality Group, Inc.	865,093
2,339	Schibsted ASA	76,898
36,170	Scripps Networks Interactive, Inc.	1,996,946
8,500	Sekisui House, Ltd.	142,917
44,930	Service Corporation International	1,169,079
9,000	SHOWA Corporation	83,508
18,600	Signet Jewelers, Ltd.	2,300,634
29,829	Skechers USA, Inc.[e]	901,134
12,800	Sports Direct International plc[e]	108,776
100,573	Sportsman’s Warehouse Holdings, Inc.[e]	1,297,392
4,000	Stanley Electric Company, Ltd.	87,750
305,770	Staples, Inc.	2,895,642
24,100	Star Entertainment Group, Ltd.	88,433
456,220	Starbucks Corporation	27,386,887
71,145	Starwood Hotels & Resorts Worldwide, Inc.	4,928,926
91,484	Stein Mart, Inc.	615,687
27,700	Sumitomo Forestry Company, Ltd.	373,759
13,800	Sumitomo Rubber Industries, Ltd.	179,447
14,000	Takashimaya Company, Ltd.	126,077
3,800	Tamron Company, Ltd.	70,106
78,000	Target Corporation	5,663,580
28,000	Tatts Group, Ltd.	88,897
132,900	Taylor Wimpey plc	397,289
32,374	Tenneco, Inc.[e]	1,486,290
117,930	Time, Inc.	1,847,963
126,444	Toll Brothers, Inc.[e]	4,210,585
29,090	Tower International, Inc.	831,101
21,090	TransUnion[e]	581,451
112,873	Tuesday Morning Corporation[e]	733,675
32,400	UBM plc	251,114
14,122	Ulta Salon Cosmetics & Fragrance, Inc.[e]	2,612,570
18,563	Under Armour, Inc.[e,f]	1,496,363
17,909	Vail Resorts, Inc.	2,292,173
2,453	Valora Holding AG	510,333
41,640	Vera Bradley, Inc.[e]	656,246
27,162	VF Corporation	1,690,835
12,000	Wacoal Holdings Corporation	143,502
22,900	WH Smith plc	595,035
15,580	Winnebago Industries, Inc.	310,042
15,400	Wolters Kluwer NV	517,189
21,100	WPP plc	485,340
30,550	Wyndham Worldwide Corporation	2,219,458
4,100	Yokohama Rubber Company, Ltd.	62,967

The accompanying Notes to Financial Statements are an integral part of this schedule.

37

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (34.2%)	Value
Consumer Discretionary (5.1%) - continued
38,070	Yum! Brands, Inc.	$2,781,014
43,790	Zoe’s Kitchen, Inc.[e,f]	1,225,244

	Total	438,286,620

Consumer Staples (1.2%)
4,600	AarhusKarlshamn AB	340,763
123,550	Altria Group, Inc.	7,191,846
219,380	Aramark	7,075,005
27,300	Archer-Daniels-Midland Company	1,001,364
84,080	Avon Products, Inc.	340,524
13,900	Axfood AB	240,751
2,968	Bakkafrost PF	87,439
57,300	Blue Buffalo Pet Products, Inc.[e,f]	1,072,083
6,264	Boston Beer Company, Inc.[e,f]	1,264,764
1,500	British American Tobacco plc	83,302
11,198	Britvic plc	119,978
18,570	Brown-Forman Corporation	1,843,630
61,700	Campbell Soup Company	3,242,335
3,500	Carrefour SA	101,009
30,340	Casey’s General Stores, Inc.	3,654,453
213,750	Coca-Cola Company	9,182,700
24,000	Coca-Cola HBC AGe	511,099
179,510	CVS Health Corporation	17,550,693
340,260	Flowers Foods, Inc.	7,312,187
23,820	Hain Celestial Group, Inc.[e]	962,090
5,100	Henkel AG & Company KGaA	487,831
41,300	Imperial Tobacco Group plc	2,181,382
4,470	Ingles Markets, Inc.	197,038
29,020	Ingredion, Inc.	2,781,277
27,700	Japan Tobacco, Inc.	1,016,971
10,000	Jeronimo Martins SGPS SA	130,125
10,500	Kao Corporation	539,582
1,100	Kerry Group plc	91,014
47,670	Kimberly-Clark Corporation	6,068,391
70,600	Koninklijke Ahold NV	1,489,205
1,600	KOSE Corporation	147,937
14,420	Lancaster Colony Corporation	1,664,933
9,800	Marks and Spencer Group plc	65,251
25,930	Molson Coors Brewing Company	2,435,346
15,450	Mondelez International, Inc.	692,778
40,710	Monster Beverage Corporation[e]	6,064,162
14,900	Nestle SA	1,106,105
11,000	Nippon Meat Packers, Inc.	215,599
19,200	Nisshin Oillio Group, Ltd.	78,214
17,210	PepsiCo, Inc.	1,719,623
79,866	Philip Morris International, Inc.	7,021,020
2,300	PriceSmart, Inc.	190,877
2,600	Royal Unibrew AS	105,668
101,113	SpartanNash Company	2,188,085
5,700	Suedzucker AG	112,977
3,400	Sugi Holdings Company, Ltd.	187,587
1,300	Sundrug Company, Ltd.	83,586
3,900	Svenska Cellulosa AB SCA	113,022
16,500	Swedish Match AB	583,067
6,630	Tootsie Roll Industries, Inc.[f]	209,442
13,240	Tyson Foods, Inc.	706,089
52,998	United Natural Foods, Inc.[e]	2,086,001
30,650	Universal Corporation[f]	1,718,852
24,500	WhiteWave Foods Company[e]	953,295

	Total	108,610,347

Energy (4.1%)
145,090	Archrock, Inc.	1,091,077
141,189	Atwood Oceanics, Inc.[f]	1,444,363
1,900	Azrieli Group, Ltd.	70,780
309,060	Baker Hughes, Inc.	14,263,119
160,858	Basic Energy Services, Inc.[e,f]	431,099
232,880	Bonanza Creek Energy, Inc.[e,f]	1,227,278
171,000	BP plc	888,638
35,279	Bristow Group, Inc.	913,726
102,286	Callon Petroleum Company[e]	853,065
362,270	Cameron International Corporation[e]	22,895,464
429,880	Canadian Natural Resources, Ltd.	9,384,280
498,580	Chevron Corporation	44,852,257
12,830	Cimarex Energy Company	1,146,745
21,002	Clayton Williams Energy, Inc.[e,f]	621,029
1,393,031	Cobalt International Energy, Inc.[e]	7,522,367
96,790	Columbia Pipeline Group, Inc.	1,935,800
115,152	Concho Resources, Inc.[e]	10,693,015
48,475	Continental Resources, Inc.[e]	1,113,955
30,740	Delek US Holdings, Inc.	756,204
882,410	Denbury Resources, Inc.[f]	1,782,468
110,600	Devon Energy Corporation	3,539,200
42,680	Diamond Offshore Drilling, Inc.[f]	900,548
40,006	Diamondback Energy, Inc.[e]	2,676,401
4,610	Dril-Quip, Inc.[e]	273,050
109,940	Ensco plc	1,691,977
444,114	EOG Resources, Inc.	31,438,830
52,290	EP Energy Corporation[e,f]	229,030
492,211	EQT Corporation	25,658,959
167,230	Exxon Mobil Corporation	13,035,579
12,900	Forum Energy Technologies, Inc.[e]	160,734
24,100	Frank’s International NV	402,229
13,100	Green Plains, Inc.	299,990
24,060	Gulfport Energy Corporation[e]	591,154
158,350	Halliburton Company	5,390,234
19,320	Helix Energy Solutions Group, Inc.[e]	101,623
31,990	Helmerich & Payne, Inc.[f]	1,713,064
68,842	HollyFrontier Corporation	2,746,107
1,082,501	Marathon Oil Corporation	13,628,688
481,490	Marathon Petroleum Corporation	24,960,442
107,590	Nabors Industries, Ltd.	915,591
12,120	National Oilwell Varco, Inc.	405,899
177,080	Noble Corporation	1,868,194
9,620	Noble Energy, Inc.	316,787
470,800	Oasis Petroleum, Inc.[e,f]	3,469,796
25,990	Oceaneering International, Inc.	975,145
7,380	Oil States International, Inc.[e]	201,105
5,900	OMV AG	167,474
201,528	Parsley Energy, Inc.[e]	3,718,192
227,320	Patterson-UTI Energy, Inc.	3,427,986
14,830	PBF Energy, Inc.	545,892
974,958	Petroleo Brasileiro SA ADR[e,f]	4,192,319
134,170	Pioneer Energy Services Corporation[e]	291,149
665,760	Rowan Companies plc	11,284,632
3,600	Royal Dutch Shell plc	82,106
8,672	Royal Dutch Shell plc, Class B	197,644
32,330	RPC, Inc.[f]	386,344
139,650	Schlumberger, Ltd.	9,740,588
9,400	SemGroup Corporation	271,284
574,800	Southwestern Energy Company[e,f]	4,086,828
33,750	Spectra Energy Corporation	807,975
28,801	Statoil ASA	401,681
694,210	Suncor Energy, Inc. ADR	17,910,618
46,930	Superior Energy Services, Inc.	632,147
308,582	Teekay Tankers, Ltd.	2,123,044
91,845	Tesco Corporation	664,958
3,340	Tesoro Corporation	351,936
180,580	TETRA Technologies, Inc.[e]	1,357,962
28,000	TonenGeneral Sekiyu KK	236,376
88,714	U.S. Silica Holdings, Inc.[f]	1,661,613

The accompanying Notes to Financial Statements are an integral part of this schedule.

38

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (34.2%)	Value
Energy (4.1%) - continued
2,733,476	Weatherford International, Ltd.[e]	$22,933,864
29,993	Western Refining, Inc.	1,068,351
6,970	World Fuel Services Corporation	268,066
136,820	WPX Energy, Inc.[e]	785,347

	Total	351,073,461

Financials (5.9%)
115,500	Aberdeen Asset Management plc	492,174
49,400	ACE, Ltd.	5,772,390
4,600	AEON Financial Service Company, Ltd.	102,758
45,961	Affiliated Managers Group, Inc.[e]	7,342,729
21,600	Alexandria Real Estate Equities, Inc.	1,951,776
17,600	Allianz SE	3,102,510
38,580	Allied World Assurance Company Holdings AG	1,434,790
23,810	American Assets Trust, Inc.	913,114
65,930	American Campus Communities, Inc.	2,725,546
98,220	American Equity Investment Life Holding Company	2,360,227
101,600	American Financial Group, Inc.	7,323,328
92,700	American International Group, Inc.	5,744,619
41,450	Ameris Bancorp	1,408,886
7,750	AMERISAFE, Inc.	394,475
419,000	Anworth Mortgage Asset Corporation	1,822,650
23,560	Apartment Investment & Management Company	943,107
22,555	Argo Group International Holdings, Ltd.	1,349,691
66,509	Arthur J. Gallagher & Company	2,722,878
32,620	Ashford Hospitality Prime, Inc.	472,990
71,140	Aspen Insurance Holdings, Ltd.	3,436,062
27,070	Associated Banc-Corp	507,562
177,720	Assured Guaranty, Ltd.	4,697,140
49,300	Australia & New Zealand Banking Group, Ltd.	994,862
181,900	Banco Santander SA	894,838
12,490	BancorpSouth, Inc.	299,635
81,600	Bank Hapoalim, Ltd.	421,220
1,382,720	Bank of America Corporation	23,271,178
49,900	Bank of New York Mellon Corporation	2,056,878
21,264	Bank of Queensland, Ltd.	214,503
52,365	Bank of the Ozarks, Inc.	2,589,973
146,000	Bank of Yokohama, Ltd.	894,922
34,220	BankFinancial Corporation	432,199
127,550	BB&T Corporation	4,822,665
123,026	BBCN Bancorp, Inc.	2,118,508
51,100	BinckBank NV	440,400
221,650	Blackstone Group, LP	6,481,046
2,000	Bolsas y Mercados Espanoles SA	67,399
23,550	Boston Private Financial Holdings, Inc.	267,057
94,590	Brandywine Realty Trust	1,292,099
15,700	British Land Company plc	181,664
96,276	Brixmor Property Group, Inc.	2,485,846
139,910	Brookline Bancorp, Inc.	1,608,965
72,190	Brown & Brown, Inc.	2,317,299
25,680	Camden Property Trust	1,971,197
88,100	Capital One Financial Corporation	6,359,058
22,586	Capital Shopping Centres Group plc	105,521
68,900	CapitaMall Trust	93,490
80,800	Cathay General Bancorp	2,531,464
38,700	CBRE Group, Inc.[e]	1,338,246
291,831	Cedar Realty Trust, Inc.	2,066,163
181,450	Charles Schwab Corporation	5,975,148
16,200	Chatham Lodging Trust	331,776
21,000	Chiba Bank, Ltd.	149,021
576,137	Citigroup, Inc.	29,815,090
52,200	Clifton Bancorp, Inc.	748,548
108,630	CNO Financial Group, Inc.	2,073,747
21,500	CNP Assurances	290,022
417,712	CoBiz Financial, Inc.	5,605,695
80,453	Columbia Banking System, Inc.	2,615,527
147,550	Comerica, Inc.	6,172,016
17,010	Commerce Bancshares, Inc.	723,605
26,470	Corporate Office Properties Trust	577,840
7,700	Daiwa House Industry Company, Ltd.	221,347
1,300	Derwent London plc	70,314
97,600	DEXUS Property Group	529,398
28,070	Digital Realty Trust, Inc.	2,122,653
46,375	Direct Line Insurance Group plc	277,979
34,031	Douglas Emmett, Inc.	1,061,087
118,790	Duke Realty Corporation	2,496,966
76,795	East West Bancorp, Inc.	3,191,600
15,690	Education Realty Trust, Inc.	594,337
88,138	Employers Holdings, Inc.	2,406,167
77,920	Equity One, Inc.	2,115,528
63,737	Essent Group, Ltd.[e]	1,395,203
162,110	EverBank Financial Corporation	2,590,518
35,672	Evercore Partners, Inc.	1,928,785
9,730	Extra Space Storage, Inc.	858,283
137,200	F.N.B. Corporation	1,830,248
43,020	FelCor Lodging Trust, Inc.	314,046
249,380	Fifth Third Bancorp	5,012,538
210,850	First Commonwealth Financial Corporation	1,912,409
7,910	First Defiance Financial Corporation	298,840
17,340	First Financial Corporation	589,040
33,790	First Horizon National Corporation	490,631
79,770	First Industrial Realty Trust, Inc.	1,765,310
11,540	First Interstate BancSystem, Inc.	335,468
181,390	First Midwest Bancorp, Inc.	3,343,018
13,610	First NBC Bank Holding Company[e]	508,878
134,549	First Potomac Realty Trust	1,533,859
148,735	First Republic Bank	9,825,434
51,800	FlexiGroup, Ltd.[f]	113,050
75,990	Franklin Street Properties Corporation	786,497
61,900	Frasers Centrepoint Trust	80,453
144,000	Fukuoka Financial Group, Inc.	714,041
37,441	Genworth Financial, Inc.[e]	139,655
10,120	German American Bancorp, Inc.	337,198
25,250	Getty Realty Corporation	433,038
70,998	Glacier Bancorp, Inc.	1,883,577
46,890	Great Western Bancorp, Inc.	1,360,748
137,090	Green Bancorp, Inc.[e]	1,436,703
8,533	Hamborner REIT AG	89,153
11,600	Hammerson plc	102,549
19,990	Hancock Holding Company	503,148
17,800	Hang Seng Bank, Ltd.	337,370
136,756	Hanmi Financial Corporation	3,243,852
8,100	Hannover Rueckversicherung SE	924,940
23,740	Hanover Insurance Group, Inc.	1,931,012
150,500	Hartford Financial Services Group, Inc.	6,540,730
115,158	Hatteras Financial Corporation	1,514,328
7,350	HCI Group, Inc.[f]	256,148
36,100	Henderson Group plc	164,076
12,400	Henderson Land Development Company, Ltd.	75,640
22,060	HFF, Inc.	685,404
12,950	Highwoods Properties, Inc.	564,620

The accompanying Notes to Financial Statements are an integral part of this schedule.

39

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (34.2%)	Value
Financials (5.9%) - continued
34,000	Hokuhoku Financial Group, Inc.	$69,310
82,408	Home BancShares, Inc.	3,339,172
18,890	Hometrust Bancshares, Inc.[e]	382,523
38,491	Horace Mann Educators Corporation	1,277,131
144,686	Host Hotels & Resorts, Inc.	2,219,483
31,766	Houlihan Lokey, Inc.	832,587
37,110	Hudson Pacific Properties, Inc.	1,044,275
18,900	Hufvudstaden AB	267,182
809,928	Huntington Bancshares, Inc.	8,957,804
141,000	Hysan Development Company, Ltd.	576,079
6,907	IG Group Holdings plc	81,659
26,200	ING Groep NV	354,489
41,790	Inland Real Estate Corporation	443,810
104,023	Intercontinental Exchange, Inc.	26,656,934
62,527	Intermediate Capital Group plc	576,412
252,600	Invesco, Ltd.	8,457,048
42,000	Investa Office Fund	121,581
91,200	Investec plc	643,055
222,550	Investors Bancorp, Inc.	2,768,522
221,748	J.P. Morgan Chase & Company	14,642,020
92,350	Janus Capital Group, Inc.	1,301,211
26,730	Kearny Financial Corporation	338,669
20,384	Kennedy-Wilson Holdings, Inc.	490,847
611,970	KeyCorp	8,071,884
20,540	Kilroy Realty Corporation	1,299,771
37,540	Lamar Advertising Company	2,251,649
53,457	LaSalle Hotel Properties	1,344,978
20,084	Lazard, Ltd.	903,981
67,610	Lexington Realty Trust	540,880
19,250	Liberty Property Trust	597,713
8,390	Lincoln National Corporation	421,681
97,500	Link REIT	581,284
23,710	M&T Bank Corporation	2,873,178
1,300	Macquarie Group, Ltd.	77,770
256,520	MetLife, Inc.	12,366,829
124,700	Mitsubishi UFJ Financial Group, Inc.	772,423
108,100	Monmouth Real Estate Investment Corporation[f]	1,130,726
350,350	Morgan Stanley	11,144,633
27,860	MSCI, Inc.	2,009,542
1,100	Muenchener Rueckversicherungs-Gesellschaft AG	219,162
77,035	Nasdaq, Inc.	4,481,126
64,894	National Interstate Corporation	1,732,670
126,967	Navient Corporation	1,453,772
7,510	Navigators Group, Inc.[e]	644,283
306,000	New World Development Company, Ltd.[f]	300,473
52,430	Northern Trust Corporation	3,779,679
105,510	NorthStar Asset Management Corporation, Inc.	1,280,891
23,000	Ogaki Kyoritsu Bank, Ltd.	92,730
24,600	Old Mutual plc	64,715
13,840	One Liberty Properties, Inc.	297,006
106,720	Oritani Financial Corporation	1,760,880
75,493	PacWest Bancorp	3,253,748
37,150	Parkway Properties, Inc.	580,655
50,196	Pebblebrook Hotel Trust	1,406,492
41,570	PennyMac Financial Services, Inc.[e]	638,515
20,550	Physicians Realty Trust	346,473
20,860	Popular, Inc.	591,172
24,220	Post Properties, Inc.	1,432,855
32,325	Potlatch Corporation	977,508
23,800	Poundland Group plc	72,874
39,110	Primerica, Inc.[f]	1,847,165
10,740	PrivateBancorp, Inc.	440,555
53,360	Progressive Corporation	1,696,848
117,620	Provident Financial Services, Inc.	2,370,043
91,450	Radian Group, Inc.	1,224,515
163,760	Ramco-Gershenson Properties Trust	2,720,054
87,497	Raymond James Financial, Inc.	5,072,201
44,070	RE/MAX Holdings, Inc.	1,643,811
54,900	Realogy Holdings Corporation[e]	2,013,183
21,640	Renasant Corporation	744,632
16,500	Resona Holdings, Inc.	80,128
34,520	Rouse Properties, Inc.	502,611
18,010	Safeguard Scientifics, Inc.[e]	261,325
6,247	Safety Insurance Group, Inc.	352,206
1,900	Sampo Oyj	96,487
75,453	Sandy Spring Bancorp, Inc.	2,034,213
11,700	Schroders plc	512,451
20,340	Seacoast Banking Corporation of Florida[e]	304,693
31,770	Selective Insurance Group, Inc.	1,066,837
18,980	Sierra Bancorp	334,997
60,780	Silver Bay Realty Trust Corporation REIT	951,815
553,090	SLM Corporation[e]	3,606,147
2,500	Sompo Japan Nipponkoa Holdings, Inc.	82,087
120,450	Spirit Realty Captial, Inc.	1,206,909
94,950	Starwood Property Trust, Inc.	1,952,172
46,052	State Auto Financial Corporation	948,211
81,083	Stifel Financial Corporation[e]	3,434,676
243,627	Stockland	723,202
61,220	Store Capital Corporation	1,420,304
97,000	Sumitomo Mitsui Trust Holdings, Inc.	367,371
38,056	Summit Hotel Properties, Inc.	454,769
29,270	SunTrust Banks, Inc.	1,253,927
64,127	SVB Financial Group[e]	7,624,700
18,800	Swiss Re AG	1,836,127
165,250	Synchrony Financial[e]	5,025,253
176,200	Synovus Financial Corporation	5,705,356
2,800	Talanx AG	86,113
100,760	Talmer Bancorp, Inc.	1,824,764
380,080	TCF Financial Corporation	5,366,730
86,954	TD Ameritrade Holding Corporation	3,018,173
81,466	Terreno Realty Corporation	1,842,761
18,780	Territorial Bancorp, Inc.	520,957
2,000	Tokio Marine Holdings, Inc.	77,249
30,350	TriCo Bancshares	832,804
84,710	TrustCo Bank Corporation	520,119
10,500	U.S. Bancorp	448,035
36,100	UBS Group AG	700,321
36,408	UMH Properties, Inc.	368,449
8,710	Union Bankshares Corporation	219,840
15,610	United Community Banks, Inc.	304,239
55,319	United Overseas Bank, Ltd.	762,673
18,100	Urstadt Biddle Properties, Inc.	348,244
16,184	W.R. Berkley Corporation	886,074
11,200	Wallenstam AB	90,021
8,120	Webster Financial Corporation	301,983
59,000	Wells Fargo & Company	3,207,240
87,610	Western Alliance Bancorp[e]	3,141,695
52,000	Western Asset Mortgage Capital Corporation[f]	531,440
29,360	Whitestone REIT	352,614
106,100	Wing Tai Holdings, Ltd.	131,062
22,729	Wintrust Financial Corporation	1,102,811
25,109	WSFS Financial Corporation	812,527
29,060	XL Group plc	1,138,571

The accompanying Notes to Financial Statements are an integral part of this schedule.

40

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (34.2%)	Value
Financials (5.9%) - continued
550,723	Zions Bancorporation	$15,034,738

	Total	508,078,178

Health Care (4.6%)
444,078	Abbott Laboratories	19,943,543
26,636	ABIOMED, Inc.[e]	2,404,698
50,318	Acadia Healthcare Company, Inc.[e]	3,142,862
9,500	Acceleron Pharma, Inc.[e]	463,220
21,200	Aceto Corporation	571,976
141,780	Acorda Therapeutics, Inc.[e]	6,065,348
1,100	Actelion, Ltd.	152,838
63,750	Aetna, Inc.	6,892,650
94,750	Affymetrix, Inc.[e]	956,028
93,520	Akorn, Inc.e	3,489,231
31,810	Albany Molecular Research, Inc.[e,f]	631,429
49,151	Align Technology, Inc.[e]	3,236,593
93,978	Allergan plce	29,368,125
31,863	Allscripts Healthcare Solutions, Inc.[e]	490,053
40,138	AmerisourceBergen Corporation	4,162,712
58,310	Amgen, Inc.	9,465,462
71,685	AMN Healthcare Services, Inc.[e]	2,225,819
10,500	AmSurg Corporation[e]	798,000
6,787	Anacor Pharmaceuticals, Inc.[e]	766,727
31,435	Analogic Corporation	2,596,531
9,100	Astellas Pharmaceutical, Inc.	129,545
111,810	Asterias Biotherapeutics, Inc.[e,f]	439,413
4,989	Atrion Corporation	1,901,807
144,624	Baxalta, Inc.	5,644,675
600	Bayer AG	74,935
27,876	BioMarin Pharmaceutical, Inc.[e]	2,920,290
3,400	Bio-Rad Laboratories, Inc.[e]	471,444
21,691	C.R. Bard, Inc.	4,109,143
56,970	Cambrex Corporation[e]	2,682,717
5,800	Cardinal Health, Inc.	517,766
72,585	Cardiovascular Systems, Inc.[e]	1,097,485
62,530	Centene Corporation[e]	4,115,099
335,085	Cerner Corporation[e]	20,162,064
15,360	CONMED Corporation	676,608
24,310	Cross Country Healthcare, Inc.[e]	398,441
2,000	CSL, Ltd.	152,479
152,830	DENTSPLY International, Inc.	9,299,705
172,953	Depomed, Inc.[e,f]	3,135,638
84,460	Edwards Lifesciences Corporation[e]	6,670,651
78,406	Ensign Group, Inc.	1,774,328
118,594	Envision Healthcare Holdings, Inc.[e]	3,079,886
13,200	Essilor International SA	1,645,204
23,400	EXACT Sciences Corporation[e,f]	215,982
115,011	ExamWorks Group, Inc.[e]	3,059,293
74,200	Express Scripts Holding Company[e]	6,485,822
1,000	Fresenius Medical Care AG & Company KGaA	84,035
1,100	Gerresheimer AG	85,956
242,511	Gilead Sciences, Inc.	24,539,688
27,810	Globus Medical, Inc.[e]	773,674
35,490	Greatbatch, Inc.[e]	1,863,225
45,030	HCA Holdings, Inc.[e]	3,045,379
20,550	HealthSouth Corporation	715,346
45,640	Healthways, Inc.[e]	587,387
14,600	Hikma Pharmaceuticals plc	494,935
16,500	Hill-Rom Holdings, Inc.	792,990
109,040	Hologic, Inc.[e]	4,218,758
10,083	ICON plc[e]	783,449
58,305	Impax Laboratories, Inc.[e]	2,493,122
45,300	Inogen, Inc.[e]	1,816,077
43,209	Intersect ENT, Inc.[e]	972,203
112,266	Ironwood Pharmaceuticals, Inc.[e]	1,301,163
5,000	Kaken Pharmaceutical Company, Ltd.	341,666
72,700	Kindred Healthcare, Inc.	865,857
8,362	LivaNova plc[e]	496,452
2,000	Lonza Group AG	325,270
13,300	Magellan Health Services, Inc.[e]	820,078
145,194	Medtronic, Inc.	11,168,322
348,720	Merck & Company, Inc.	18,419,390
9,013	Mettler-Toledo International, Inc.[e]	3,056,579
370,753	Mylan NVe	20,046,615
34,418	National Healthcare Corporation	2,123,591
3,950	Neogen Corporation[e]	223,254
35,576	Neurocrine Biosciences, Inc.[e]	2,012,534
13,000	Novartis AG	1,118,251
14,400	Novo Nordisk AS	833,734
84,639	NuVasive, Inc.[e]	4,579,816
32,240	NxStage Medical, Inc.[e]	706,378
2,700	Paramount Bed Holdings Company, Ltd.	95,800
22,960	PerkinElmer, Inc.	1,229,967
31,828	Perrigo Company plc	4,605,512
564,240	Pfizer, Inc.	18,213,667
25,810	PharMerica Corporation[e]	903,350
43,520	Progenics Pharmaceuticals, Inc.[e]	266,778
3,600	Prothena Corporation plc[e]	245,196
7,750	Providence Service Corporation[e]	363,630
25,970	Quality Systems, Inc.	418,636
7,840	Quest Diagnostics, Inc.	557,738
48,590	Quintiles Transnational Holdings, Inc.[e]	3,336,189
3,500	Recordati SPA	91,318
145,400	Roche Holding AG ADR	5,011,938
19,410	Sagent Pharmaceuticals, Inc.[e]	308,813
9,200	Sanofi	784,044
4,400	Suzuken Company, Ltd.	167,210
87,093	Team Health Holdings, Inc.[e]	3,822,512
90,204	Teleflex, Inc.	11,857,316
85,892	Triple-S Management Corporation[e]	2,053,678
106,076	UnitedHealth Group, Inc.	12,478,781
67,147	Universal Health Services, Inc.	8,023,395
39,220	Vanda Pharmaceuticals, Inc.[e,f]	365,138
13,910	VCA Antech, Inc.[e]	765,050
107,300	Veeva Systems, Inc.[e,f]	3,095,605
161,784	Vertex Pharmaceuticals, Inc.[e]	20,357,281
23,410	Waters Corporation[e]	3,150,518
33,539	Wellcare Health Plans, Inc.[e]	2,623,085
30,530	West Pharmaceutical Services, Inc.	1,838,517
34,600	Zoetis, Inc.	1,658,032

	Total	399,078,133

Industrials (3.7%)
72,930	3M Company	10,986,175
9,610	A.O. Smith Corporation	736,222
4,100	Aalberts Industries NV	141,269
10,800	AAR Corporation	283,932
47,460	ABM Industries, Inc.	1,351,186
5,500	Adecco SA	376,435
123,620	ADT Corporation[f]	4,076,988
60,360	AECOM[e]	1,812,611
91,897	Aegion Corporation[e]	1,774,531
44,190	AGCO Corporation[f]	2,005,784
8,700	Aida Engineering, Ltd.	89,669
102,839	Air New Zealand, Ltd.	207,413
5,000	Airbus Group NV	336,939
11,010	Allison Transmission Holdings, Inc.	285,049
8,900	Amada Holdings Company, Ltd.	84,930

The accompanying Notes to Financial Statements are an integral part of this schedule.

41

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (34.2%)	Value
Industrials (3.7%) - continued
9,040	AMETEK, Inc.	$484,454
2,500	Andritz AG	121,671
7,340	Applied Industrial Technologies, Inc.	297,197
47,000	Asahi Glass Company, Ltd.	269,256
45,632	Astec Industries, Inc.	1,857,222
3,000	Atlas Copco Aktiebolag	73,574
24,470	AZZ, Inc.	1,359,798
41,053	B/E Aerospace, Inc.	1,739,416
56,000	BAE Systems plc	412,303
78,318	Beacon Roofing Supply, Inc.[e]	3,225,135
111,870	Boeing Company	16,175,283
28,200	Bollore SA	131,402
8,940	Brady Corporation	205,441
22,780	Briggs & Stratton Corporation	394,094
36,000	Brink’s Company	1,038,960
29,300	BWX Technologies, Inc.	930,861
39,680	Caterpillar, Inc.	2,696,653
23,200	Central Glass Company, Ltd.	106,408
3,800	Central Japan Railway Company	674,629
37,733	CIRCOR International, Inc.	1,590,446
63,150	CLARCOR, Inc.	3,137,292
81,744	Comfort Systems USA, Inc.	2,323,164
5,200	Compagnie de Saint-Gobain	225,345
58,190	Copart, Inc.[e]	2,211,802
28,710	Corporate Executive Board Company	1,762,507
3,000	Croda International plc	134,416
301,950	CSX Corporation	7,835,603
19,100	CTT-Correios de Portugal SA	183,568
20,817	Cubic Corporation	983,603
26,210	Curtiss-Wright Corporation	1,795,385
12,000	Dai Nippon Printing Company, Ltd.	118,664
47,300	Danaher Corporation	4,393,224
11,788	Dart Group plc	102,269
471,850	Delta Air Lines, Inc.	23,918,076
8,300	Deutsche Post AG	232,051
26,960	DigitalGlobe, Inc.[e]	422,194
44,900	Donaldson Company, Inc.	1,286,834
4,400	DSV AS	173,200
1,100	East Japan Railway Company	103,583
2,100	Elbit Systems, Ltd.	184,874
83,021	EMCOR Group, Inc.	3,988,329
31,625	Equifax, Inc.	3,522,076
62,709	ESCO Technologies, Inc.	2,266,303
64,000	Expeditors International of Washington, Inc.	2,886,400
73,134	Federal Signal Corporation	1,159,174
12,400	Ferrovial SA	280,405
15,440	Flowserve Corporation	649,715
300	Flughafen Zuerich AG	225,094
109,939	Fortune Brands Home and Security, Inc.	6,101,615
52,104	Franklin Electric Company, Inc.	1,408,371
54,741	FTI Consulting, Inc.[e]	1,897,323
40,653	G & K Services, Inc.	2,557,074
8,025	Galliford Try plc	180,320
1,900	GEA Group AG	76,762
100	Georg Fischer AG	67,890
86,288	Gibraltar Industries, Inc.[e]	2,195,167
76,605	Granite Construction, Inc.	3,287,121
25,732	H&E Equipment Services, Inc.	449,795
13,000	Hankyu Hanshin Holdings, Inc.	84,499
15,400	Hawaiian Holdings, Inc.[e]	544,082
53,392	Healthcare Services Group, Inc.	1,861,779
50,603	Heico Corporation	2,750,779
47,280	Hexcel Corporation	2,196,156
35,588	HNI Corporation	1,283,303
1,600	Hochtief AG	148,397
87,572	Honeywell International, Inc.	9,069,832
1,400	Hoshizaki Electric Company, Ltd.	87,031
31,809	Hub Group, Inc.[e]	1,048,107
33,860	Huntington Ingalls Industries, Inc.	4,295,141
67,774	Huron Consulting Group, Inc.[e]	4,025,776
5,200	IBIDEN Company, Ltd.[f]	74,549
4,240	Illinois Tool Works, Inc.	392,963
6,000	Inaba Denki Sangyo Company, Ltd.	191,707
113,050	Ingersoll-Rand plc	6,250,535
36,080	Insperity, Inc.	1,737,252
19,000	Intrum Justitia AB	646,526
72,500	ITOCHU Corporation	857,563
3,709	Jardine Matheson Holdings, Ltd.	179,618
43,864	JB Hunt Transport Services, Inc.	3,217,863
12,606	John Bean Technologies Corporation	628,157
59,430	Joy Global, Inc.[f]	749,412
1,100	Jungheinrich AG	90,722
47,780	Kaman Corporation	1,949,902
23,170	KAR Auction Services, Inc.	857,985
6,000	Keisei Electric Railway Company, Ltd.	76,550
82,083	Kforce, Inc.	2,075,058
26,900	KITZ Corporation	120,830
18,100	KONE Oyj	766,377
5,900	Koninklijke Boskalis Westminster NV	240,675
105,770	Korn/Ferry International	3,509,449
31,233	Landstar System, Inc.	1,831,815
6,000	Lincoln Electric Holdings, Inc.	311,340
14,250	Lockheed Martin Corporation	3,094,387
48,270	Manpower, Inc.	4,068,678
125,450	Masco Corporation	3,550,235
76,982	McGrath Rentcorp	1,939,177
37,853	Meggitt plc	208,997
2,300	MEITEC Corporation	78,761
120,620	Meritor, Inc.[e]	1,007,177
18,538	Middleby Corporation[e]	1,999,694
17,372	Mine Safety Appliances Company	755,161
10,600	MIRAIT Holdings Corporation	87,332
12,000	Mitsuboshi Belting, Ltd.	95,663
45,100	Mueller Water Products, Inc.	387,860
137,219	Navigant Consulting, Inc.[e]	2,203,737
57,902	Nielsen Holdings plc	2,698,233
11,500	Nikkon Holdings Company, Ltd.	229,215
18,000	Nippon Express Company, Ltd.	84,586
18,900	Nitto Kogyo Corporation	330,444
21,977	Nordson Corporation	1,409,825
163,450	Norfolk Southern Corporation	13,826,236
13,850	Northrop Grumman Corporation	2,615,019
10,000	Obayashi Corporation	92,272
37,470	Old Dominion Freight Line, Inc.[e]	2,213,353
107,128	On Assignment, Inc.[e]	4,815,404
94,788	Oshkosh Corporation	3,700,524
59,266	PGT, Inc.[e]	675,040
35,300	PowerSecure International, Inc.[e]	531,265
107,086	Progressive Waste Solutions, Ltd.	2,521,875
50,684	Proto Labs, Inc.[e,f]	3,228,064
25,130	Quanex Building Products Corporation	523,961
1,200	Randstad Holding NV	74,726
65,570	Raven Industries, Inc.	1,022,892
13,323	RBC Bearings, Inc.[e]	860,533
36,300	Rentokil Initial plc	85,169
18,930	Resources Connection, Inc.	309,316
13,900	Rexnord Corporation[e]	251,868
1,055	Rieter Holding AG	198,294
62,325	Ritchie Brothers Auctioneers, Inc.[f]	1,502,656

The accompanying Notes to Financial Statements are an integral part of this schedule.

42

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (34.2%)	Value
Industrials (3.7%) - continued
29,100	Rockwell Automation, Inc.	$2,985,951
14,490	Rockwell Collins, Inc.	1,337,427
20,856	Roper Industries, Inc.	3,958,260
5,370	Ryder System, Inc.	305,177
3,560	Saft Groupe SA	108,505
40,788	Saia, Inc.[e]	907,533
500	Schindler Holding AG	83,649
38,100	SIG plc	80,513
247,170	Southwest Airlines Company	10,643,140
28,330	Spirit Aerosystems Holdings, Inc.[e]	1,418,483
9,816	Stericycle, Inc.[e]	1,183,810
12,284	Sun Hydraulics Corporation	389,771
58,849	Swift Transportation Company[e,f]	813,293
6,000	Teleperformance SA	504,527
28,575	Tennant Company	1,607,629
19,840	Tetra Tech, Inc.	516,237
37,703	Textron, Inc.	1,583,903
1,700	Thales SA	127,245
3,200	TKH Group NV	129,944
18,000	Toppan Printing Company, Ltd.	165,837
37,160	Toro Company	2,715,281
2,600	Travis Perkins plc	75,428
20,760	Triumph Group, Inc.	825,210
11,020	TrueBlue, Inc.[e]	283,875
9,700	Tsubakimoto Chain Company	74,689
32,436	Tyco International plc	1,034,384
4,620	UniFirst Corporation	481,404
16,030	United Continental Holdings, Inc.[e]	918,519
64,800	United Parcel Service, Inc.	6,235,704
34,934	United Rentals, Inc.[e]	2,534,112
40,575	Universal Forest Products, Inc.	2,774,113
58,983	Universal Truckload Services, Inc.	828,121
1,400	Vestas Wind Systems AS	97,774
29,910	WABCO Holdings, Inc.[e]	3,058,597
43,724	WageWorks, Inc.[e]	1,983,758
92,820	Waste Connections, Inc.	5,227,622
6,585	Watsco, Inc.	771,301
28,660	Wesco Aircraft Holdings, Inc.[e]	343,060
21,620	West Corporation	466,343
6,475	Woodward, Inc.	321,549
11,810	Xylem, Inc.	431,065
19,300	YRC Worldwide, Inc.[e]	273,674
3,500	Yuasa Trading Company, Ltd.	86,462

	Total	321,182,162

Information Technology (7.4%)
38,751	A10 Networks, Inc.[e]	254,207
9,630	Accenture plc	1,006,335
182,435	ACI Worldwide, Inc.[e]	3,904,109
30,303	Advanced Energy Industries, Inc.[e]	855,454
99,140	Agilent Technologies, Inc.	4,145,043
59,750	Akamai Technologies, Inc.[e]	3,144,642
154,890	Alibaba Group Holding, Ltd. ADR[e,f]	12,587,910
23,260	Alliance Data Systems Corporation[e]	6,433,018
37,264	Alphabet, Inc., Class Ae	28,991,765
46,959	Alphabet, Inc., Class Ce	35,636,246
7,400	Alps Electric Company, Ltd.	200,673
29,802	Ambarella, Inc.[e,f]	1,661,163
61,320	Amkor Technology, Inc.[e]	372,826
125,217	Amphenol Corporation	6,540,084
2,400	AMS AG	80,229
6,600	Analog Devices, Inc.	365,112
28,501	ANSYS, Inc.[e]	2,636,342
474,599	Apple, Inc.	49,956,291
244,111	Applied Materials, Inc.	4,557,552
44,530	Arista Networks, Inc.[e,f]	3,466,215
33,776	Aspen Technology, Inc.[e]	1,275,382
1,200	AtoS	100,744
16,950	AVG Technologies NVe	339,848
30,530	Avnet, Inc.	1,307,905
35,620	AVX Corporation	432,427
66,163	Belden, Inc.	3,154,652
9,570	Benchmark Electronics, Inc.[e]	197,812
13,450	Black Knight Financial Services, Inc.[e]	444,657
37,230	Booz Allen Hamilton Holding Corporation	1,148,546
40,570	Broadridge Financial Solutions, Inc.	2,179,826
457,449	Brocade Communications Systems, Inc.	4,199,382
175,275	Brooks Automation, Inc.	1,871,937
54,612	Cabot Microelectronics Corporation[e]	2,390,913
24,577	CACI International, Inc.[e]	2,280,254
16,080	Cadence Design Systems, Inc.[e]	334,625
10,000	Canon, Inc.	302,500
1,500	Cap Gemini SA	139,179
41,808	Cardtronics, Inc.[e]	1,406,839
38,358	Cavium, Inc.[e]	2,520,504
14,400	CDK Global, Inc.	683,568
98,710	CDW Corporation	4,149,768
14,350	Check Point Software Technologies, Ltd.[e,f]	1,167,803
102,627	Ciena Corporation[e]	2,123,353
1,074,570	Cisco Systems, Inc.	29,179,948
3,533	Citrix Systems, Inc.[e]	267,271
85,039	Cognex Corporation	2,871,767
32,550	Cognizant Technology Solutions Corporation[e]	1,953,651
22,290	Coherent, Inc.[e]	1,451,302
14,500	Comtech Telecommunications Corporation	291,305
43,880	Convergys Corporation	1,092,173
114,190	CoreLogic, Inc.[e]	3,866,473
18,540	Cornerstone OnDemand, Inc.[e]	640,186
93,380	Criteo SA ADR[e]	3,697,848
24,490	Cvent, Inc.[e]	854,946
55,733	Demandware, Inc.[e,f]	3,007,910
8,100	Dialog Semiconductor plc[e]	270,287
13,056	DST Systems, Inc.	1,489,167
3,600	DTS Corporation	81,949
77,650	eBay, Inc.[e]	2,133,822
99,300	Electro Rent Corporation	913,560
857,320	EMC Corporation	22,015,978
45,780	Envestnet, Inc.[e]	1,366,533
22,210	EVERTEC, Inc.	371,795
20,260	ExlService Holdings, Inc.[e]	910,282
26,250	F5 Networks, Inc.[e]	2,545,200
93,157	Fabrinet[e]	2,219,000
492,490	Facebook, Inc.[e]	51,544,003
30,250	FEI Company	2,413,647
5,760	FleetCor Technologies, Inc.[e]	823,277
23,800	FLIR Systems, Inc.	668,066
102,949	Fortinet, Inc.[e]	3,208,920
35,900	FUJIFILM Holdings NPV	1,498,197
34,544	Gartner, Inc.[e]	3,133,141
106,230	Glu Mobile, Inc.[e]	258,139
92,138	Guidewire Software, Inc.[e]	5,543,022
55,080	Harmonic, Inc.[e]	224,176
7,000	Hitachi Kokusai Electric, Inc.	95,160
5,600	Hoya Corporation	228,998
15,921	IAC/InterActiveCorporation	956,056
45,160	Imperva, Inc.[e]	2,859,080
3,400	Ingenico Group	429,154

The accompanying Notes to Financial Statements are an integral part of this schedule.

43

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (34.2%)	Value
Information Technology (7.4%) - continued
220,860	Intel Corporation	$7,608,627
10,900	IRESS, Ltd.	78,919
6,300	IT Holdings Corporation	143,948
5,200	ITOCHU Techno-Solutions Corporation	103,607
155,275	Ixiae	1,930,068
110,634	Juniper Networks, Inc.	3,053,498
2,700	Kyocera Corporation	125,389
3,700	Leidos Holdings, Inc.	208,162
12,900	Liberty Tripadvisor Holdings, Inc.[e]	391,386
22,934	Littelfuse, Inc.	2,454,167
4,750	LogMeIn, Inc.[e]	318,725
25,840	Lumentum Holdings, Inc.[e]	568,997
21,348	Manhattan Associates, Inc.[e]	1,412,597
46,800	Marvell Technology Group, Ltd.	412,776
118,680	MasterCard, Inc.	11,554,685
49,630	Maxim Integrated Products, Inc.	1,885,940
100,530	Mentor Graphics Corporation	1,851,763
45,407	Methode Electronics, Inc.	1,445,305
91,280	Microsemi Corporation[e]	2,974,815
1,019,720	Microsoft Corporation	56,574,066
64,386	Monolithic Power Systems, Inc.	4,102,032
2,720	Morningstar, Inc.	218,715
69,900	Nanometrics, Inc.[e]	1,058,286
60,920	National Instruments Corporation	1,747,795
14,900	NEC Networks & System Integration Corporation	263,502
6,510	NetScout Systems, Inc.[e]	199,857
54,218	Newport Corporation[e]	860,440
35,726	Nice Systems, Ltd. ADR[f]	2,047,814
5,000	NS Solutions Corporation	113,929
446,064	NVIDIA Corporation	14,702,269
30,105	NXP Semiconductors NVe	2,536,346
50,020	ON Semiconductor Corporation[e]	490,196
291,000	Oracle Corporation	10,630,230
22,940	Palo Alto Networks, Inc.[e]	4,040,652
155,310	Pandora Media, Inc.[e]	2,082,707
31,530	Parametric Technology Corporation[e]	1,091,884
31,900	Paylocity Holding Corporation[e]	1,293,545
467,914	PayPal Holdings, Inc.[e]	16,938,487
24,536	Plantronics, Inc.	1,163,497
147,937	Progress Software Corporation[e]	3,550,488
68,789	Proofpoint, Inc.[e]	4,471,973
57,629	QLIK Technologies, Inc.[e]	1,824,534
27,700	RealPage, Inc.[e]	621,865
72,100	Red Hat, Inc.[e]	5,970,601
63,060	Ruckus Wireless, Inc.[e]	675,373
346,980	Salesforce.com, Inc.[e]	27,203,232
5,200	SAP SE	412,639
58,245	ServiceNow, Inc.[e]	5,041,687
22,200	Shinko Electric Industries Company, Ltd.	142,321
85,100	ShoreTel, Inc.[e]	753,135
26,250	Symantec Corporation	551,250
39,958	Synopsys, Inc.[e]	1,822,484
1,200	TDK Corporation	76,853
5,560	Tech Data Corporation[e]	369,073
268,977	Teradyne, Inc.	5,559,755
22,520	Tessera Technologies, Inc.	675,825
197,870	Texas Instruments, Inc.	10,845,255
11,226	Tyler Technologies, Inc.[e]	1,956,916
300	U-Blox AGe	63,852
29,145	Ultimate Software Group, Inc.[e]	5,698,139
65,470	Ultra Clean Holdings, Inc.[e]	335,206
33,400	Vantiv, Inc.[e]	1,583,828
131,836	Virtusa Corporation[e]	5,450,100
463,930	Visa, Inc.	35,977,772
55,100	Web.com Group, Inc.[e]	1,102,551
48,220	Xerox Corporation	512,579

	Total	642,251,938

Materials (1.3%)
44,230	Agnico Eagle Mines, Ltd.	1,162,364
106,500	Albemarle Corporation	5,965,065
231,540	Alcoa, Inc.	2,285,300
41,654	American Vanguard Corporation	583,573
1,100	Aurubis AG	55,700
26,580	Avery Dennison Corporation	1,665,503
40,282	Axalta Coating Systems, Ltd.[e]	1,073,515
65,700	Axiall Corporation	1,011,780
16,340	Balchem Corporation	993,472
36,980	Ball Corporation	2,689,555
246,470	Barrick Gold Corporation	1,818,949
14,000	Berry Plastics Group, Inc.[e]	506,520
29,100	BHP Billiton plc	324,520
65,400	BHP Billiton, Ltd.	841,667
30,600	BillerudKorsnas AB	566,302
18,580	Boise Cascade Company[e]	474,347
25,800	Boral, Ltd.	110,309
6,500	Buzzi Unicem SPA	116,515
9,160	Carpenter Technology Corporation	277,273
24,027	Celanese Corporation	1,617,738
32,369	CF Industries Holdings, Inc.	1,320,979
108,414	Chemtura Corporation[e]	2,956,450
16,541	Clearwater Paper Corporation[e]	753,112
143,520	Crown Holdings, Inc.[e]	7,276,464
38,700	Daicel Corporation	575,930
121,600	Dow Chemical Company	6,259,968
15,000	DOWA Holdings Company, Ltd.[e]	107,852
9,000	Eagle Materials, Inc.	543,870
20,350	Eastman Chemical Company	1,373,828
171,180	Eldorado Gold Corporation	508,405
2,300	Evonik Industries AG	76,077
66,636	FMC Corporation	2,607,467
193,960	Freeport-McMoRan, Inc.	1,313,109
100	Givaudan SA	181,496
167,840	Goldcorp, Inc.	1,940,230
37,850	Graphic Packaging Holding Company	485,615
7,800	Hexpol AB	83,633
11,500	Hokuetsu Kishu Paper Company, Ltd.	67,768
4,700	Holmen AB	145,170
86,020	Horsehead Holding Corporation[e,f]	176,341
12,870	Innophos Holdings, Inc.	372,973
47,498	Innospec, Inc.	2,579,616
113,340	International Paper Company	4,272,918
4,900	JFE Holdings, Inc.	76,942
11,380	KapStone Paper and Packaging Corporation	257,074
295,430	Kinross Gold Corporation[e]	537,683
14,630	Koppers Holdings, Inc.[e]	266,997
1,300	LafargeHolcim, Ltd.	65,097
400	Linde AG	57,784
11,460	Martin Marietta Materials, Inc.	1,565,207
22,175	Minerals Technologies, Inc.	1,016,945
12,300	Mitsubishi Chemical Holdings Corporation	78,040
8,800	Mondi plc	172,487
146,700	Mosaic Company	4,047,453
114,947	Myers Industries, Inc.	1,531,094
134,900	Newmont Mining Corporation	2,426,851
5,300	Nippon Paint Holdings Company, Ltd.	128,271

The accompanying Notes to Financial Statements are an integral part of this schedule.

44

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (34.2%)	Value
Materials (1.3%) - continued
11,000	Nippon Steel & Sumitomo Metal Corporation	$217,606
7,600	Novozymes AS	363,880
118,270	Nucor Corporation	4,766,281
18,000	Oji Holdings Corporation	72,342
43,520	Olin Corporation	751,155
149,840	Owens-Illinois, Inc.[e]	2,610,213
66,704	Packaging Corporation of America	4,205,687
114,369	PolyOne Corporation	3,632,359
4,060	Quaker Chemical Corporation	313,676
9,790	Reliance Steel & Aluminum Company	566,939
5,300	Rio Tinto plc	154,312
2,300	Rio Tinto, Ltd.	74,381
67,479	Rock-Tenn Company	3,078,392
15,940	Royal Gold, Inc.	581,332
17,300	RPM International, Inc.	762,238
30,490	Schnitzer Steel Industries, Inc.	438,141
18,800	Scotts Miracle-Gro Company	1,212,788
48,950	Sealed Air Corporation	2,183,170
5,950	Silgan Holdings, Inc.	319,634
75,030	Silver Wheaton Corporation	931,873
50,420	Sonoco Products Company	2,060,665
207,103	Steel Dynamics, Inc.	3,700,931
15,000	Sumitomo Seika Chemicals Company, Ltd.	91,264
131,050	Teck Resources, Ltd.[f]	505,853
15,000	Tosoh Corporation	77,160
16,200	UPM-Kymmene Oyj	300,760
24,130	Vulcan Materials Company	2,291,626
5,480	Westlake Chemical Corporation	297,674
248,110	Yamana Gold, Inc.	461,485
16,772	Yara International ASA	721,335

	Total	110,092,315

Telecommunications Services (0.2%)
78,411	BT Group plc	544,456
21,000	Elisa Oyj	790,126
18,700	Freenet AG	631,032
278,449	KCOM Group plc	474,118
23,497	Level 3 Communications, Inc.[e]	1,277,297
47,600	Orange SA	796,149
65,002	ORBCOMM, Inc.[e]	470,614
9,200	Proximus SA	299,378
46,082	SBA Communications Corporation[e]	4,841,836
30,000	StarHub, Ltd.	78,072
365,900	Telstra Corporation, Ltd.	1,486,904
201,506	Verizon Communications, Inc.	9,313,607
7,800	Vivendi SA	167,522
85,050	Vonage Holdings Corporation[e]	488,187

	Total	21,659,298

Utilities (0.7%)
175,600	A2A SPA	237,773
7,550	Ameren Corporation	326,386
50,950	American Electric Power Company, Inc.	2,968,856
46,090	American States Water Company	1,933,475
147,090	American Water Works Company, Inc.	8,788,628
25,650	Aqua America, Inc.	764,370
31,490	Artesian Resources Corporation	872,273
4,960	Atmos Energy Corporation	312,678
57,860	California Water Service Group	1,346,402
20,500	CLP Holdings, Ltd.	173,758
30,000	Edison International, Inc.	1,776,300
152,400	Electricidade de Portugal SA	549,152
22,178	FirstEnergy Corporation	703,708
3,580	IDACORP, Inc.	243,440
23,898	Laclede Group, Inc.	1,419,780
13,450	Middlesex Water Company	356,963
10,760	New Jersey Resources Corporation	354,650
19,100	NRG Yield, Inc.[f]	281,916
6,320	OGE Energy Corporation	166,153
39,090	Otter Tail Corporation	1,040,967
45,820	Pacific Ethanol, Inc.[e,f]	219,020
299,850	PG&E Corporation	15,949,021
34,000	PNM Resources, Inc.	1,039,380
68,010	Public Service Enterprise Group, Inc.	2,631,307
87,700	Redes Energeticas Nacionais SGPS SA	264,947
38,100	Renewable Energy Group, Inc.[e]	353,949
67,400	Southern Company	3,153,646
50,898	Southwest Gas Corporation	2,807,534
88,520	Talen Energy Corporation[e]	551,480
14,000	Toho Gas Company, Ltd.	90,415
38,100	United Utilities Group plc	524,614
37,840	Vectren Corporation	1,605,173
19,150	Westar Energy, Inc.	812,152
79,350	Wisconsin Energy Corporation	4,071,449

	Total	58,691,715

	Total Common Stock (cost $2,788,843,693)	2,959,004,167

	Registered Investment Companies (30.5%)
Affiliated Equity Holdings (17.3%)
22,633,380	Thrivent Large Cap Stock Portfolio	263,160,569
27,999,217	Thrivent Large Cap Value Portfolio	434,477,853
13,836,768	Thrivent Mid Cap Stock Portfolio	231,468,373
55,766,496	Thrivent Partner Worldwide Allocation Portfolio	502,110,376
4,191,815	Thrivent Small Cap Stock Portfolio	65,083,371

	Total	1,496,300,542

Affiliated Fixed Income Holdings (10.9%)
33,504,358	Thrivent High Yield Portfolio	150,029,163
50,025,346	Thrivent Income Portfolio	491,779,169
31,116,627	Thrivent Limited Maturity Bond Portfolio	302,550,074

	Total	944,358,406

Equity Funds/ETFs (0.7%)
17,330	iShares MSCI EAFE Index Fund	1,018,137
25,871	iShares Russell 2000 Growth Index Fund[f]	3,606,676
45,371	iShares Russell 2000 Index Fund[f]	5,104,691
17,330	Market Vectors Oil Service ETF[f]	458,379
645,170	SPDR Euro Stoxx 50 ETF[f]	22,213,203
133,194	SPDR S&P 500 ETF Trust[f]	27,156,925
29,200	SPDR S&P Biotech ETF	2,046,336
8,230	SPDR S&P MidCap 400 ETF Trust	2,091,161
2,471	SPDR S&P Oil & Gas Equipment & Services ETF	43,341

The accompanying Notes to Financial Statements are an integral part of this schedule.

45

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Registered Investment Companies (30.5%)	Value
Equity Funds/ETFs (0.7%) - continued
35,560	SPDR S&P Oil & Gas Exploration & Production ETF[f]	$1,074,623

	Total	64,813,472

Fixed Income Funds/ETFs (1.6%)
123,000	iShares Barclays 1-3 Year Credit Bond Fund	12,865,800
943,700	iShares iBoxx $ High Yield Corporate Bond ETF[f]	76,043,346
392,650	iShares iBoxx $ Investment Grade Corporate Bond ETF	44,766,027

	Total	133,675,173

	Total Registered Investment Companies (cost $2,501,718,543)	2,639,147,593

Principal Amount	Long-Term Fixed Income (26.7%)
Asset-Backed Securities (1.1%)
	Access Group, Inc.
878,028	0.922%, 2/25/2036[g,h]	855,813
	Ares CLO, Ltd.
4,400,000	1.611%, 10/12/2023*,h	4,378,781
2,750,000	1.842%, 11/15/2025*,h	2,724,812
	BA Credit Card Trust
1,750,000	0.711%, 6/15/2021[h]	1,746,974
	Bayview Opportunity Master Fund Trust
1,378,278	3.228%, 7/28/2034*,i	1,375,899
3,426,387	3.721%, 2/28/2035*	3,422,724
1,946,884	3.721%, 7/28/2035[g,i]	1,945,315
	Betony CLO, Ltd.
1,260,000	1.831%, 4/15/2027*,h	1,246,342
	CAM Mortgage, LLC
2,365,851	3.500%, 7/15/2064*,i	2,363,679
	Capital One Multi-Asset Execution Trust
2,250,000	0.711%, 1/18/2022[h]	2,238,156
	Chase Issuance Trust
1,375,000	1.590%, 2/18/2020	1,374,808
2,525,000	1.620%, 7/15/2020	2,516,415
	Chesapeake Funding, LLC
1,489,805	0.719%, 1/7/2025[g,h]	1,489,160
	Countrywide Asset-Backed Certificates
1,051,163	5.530%, 4/25/2047	1,145,067
	DRB Prime Student Loan Trust
1,405,813	3.170%, 7/25/2031*	1,406,733
1,100,000	3.200%, 1/25/2040*	1,068,650
	Edlinc Student Loan Funding Trust
87,879	3.200%, 10/1/2025*,h	87,902
	Enterprise Fleet Financing, LLC
1,081,782	1.060%, 3/20/2019[g]	1,080,231
764,190	0.870%, 9/20/2019[g]	761,774
	FirstEnergy Ohio PIRB Special Purpose Trust
439,265	0.679%, 1/15/2019	438,705
	Ford Credit Auto Owner Trust
1,350,000	2.260%, 11/15/2025[g]	1,360,890
	Golden Credit Card Trust
2,000,000	0.761%, 9/15/2018[g,h]	1,998,948
	GoldenTree Loan Opportunities IX, Ltd.
$1,400,000	1.804%, 10/29/2026*,h	1,384,560
	Golub Capital Partners CLO 23M, Ltd.
1,350,000	1.771%, 5/5/2027*,h	1,333,825
	Lehman XS Trust

6,186,899	5.440%, 8/25/2035[i]	5,536,790
	Morgan Stanley Bank of America Merrill Lynch Trust
5,400,000	3.176%, 8/15/2045	5,482,267
5,400,000	3.246%, 12/15/2047	5,395,695
	Morgan Stanley Capital, Inc.
2,795,079	0.572%, 2/25/2037[h]	1,536,837
	OZLM VIII, Ltd.
1,400,000	1.755%, 10/17/2026*,h	1,383,957
	Pretium Mortgage Credit Partners, LLC
3,030,214	4.125%, 10/27/2030*	3,002,907
	Race Point IX CLO, Ltd.
3,260,000	1.831%, 4/15/2027*,h	3,240,781
	Renaissance Home Equity Loan Trust
6,500,000	6.011%, 5/25/2036[i]	4,521,504
3,630,622	5.580%, 11/25/2036[i]	1,894,342
	SLM Student Loan Trust
1,740,883	0.931%, 7/15/2022[g,h]	1,733,871
293,328	0.931%, 8/15/2022[g,h]	292,486
1,191,997	0.720%, 4/25/2023[g,h]	1,190,226
125,000	1.381%, 5/17/2027[g,h]	124,026
	Sunset Mortgage Loan Company, LLC
3,159,655	4.459%, 9/16/2045*,i	3,147,174
	U.S. Residential Opportunity Fund III Trust
1,713,089	3.721%, 1/27/2035*	1,701,959
	U.S. Small Business Administration
922,210	3.191%, 3/10/2024	957,742
	Vericrest Opportunity Loan Transferee
2,501,896	3.375%, 10/25/2058*,i	2,458,385
4,090,966	3.500%, 6/26/2045[g,i]	4,031,222
4,246,014	3.500%, 6/26/2045[g]	4,181,421
3,279,793	3.625%, 7/25/2045[g,i]	3,233,185
1,882,156	3.500%, 2/25/2055*,i	1,856,687
	Volvo Financial Equipment, LLC
272,855	0.740%, 3/15/2017[g]	272,717
1,982,017	0.820%, 4/16/2018[g]	1,976,289
	World Financial Network Credit Card Master Trust
1,400,000	0.910%, 3/16/2020	1,398,876
	World Omni Master Owner Trust
150,000	0.681%, 2/15/2018[g,h]	149,975

	Total	100,447,484

Basic Materials (0.2%)
	Albemarle Corporation
395,000	3.000%, 12/1/2019	387,439
	ArcelorMittal SA
1,425,000	6.500%, 3/1/2021[f]	1,146,968
	Corporacion Nacional del Cobre de Chile
1,525,000	4.500%, 9/16/2025[f,g]	1,436,071

The accompanying Notes to Financial Statements are an integral part of this schedule.

46

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (26.7%)	Value
Basic Materials (0.2%) - continued
	First Quantum Minerals, Ltd.
$621,000	6.750%, 2/15/2020[g]	$400,545
621,000	7.000%, 2/15/2021[g]	389,677
	Freeport-McMoRan, Inc.
1,580,000	2.375%, 3/15/2018	1,232,400
960,000	3.550%, 3/1/2022	556,800
1,110,000	3.875%, 3/15/2023	632,700
	Georgia-Pacific, LLC
920,000	2.539%, 11/15/2019[g]	914,707
	Glencore Funding, LLC
680,000	1.377%, 4/16/2018[g,h]	573,786
	Packaging Corporation of America
1,350,000	4.500%, 11/1/2023	1,417,534
	Sappi Papier Holding GmbH
1,950,000	6.625%, 4/15/2021[g]	1,969,500
	Xstrata Finance Canada, Ltd.
1,520,000	2.700%, 10/25/2017[g]	1,390,800
	Yamana Gold, Inc.
1,285,000	4.950%, 7/15/2024	1,089,658

	Total	13,538,585

Capital Goods (0.4%)
	Ball Corporation
1,415,000	4.375%, 12/15/2020	1,437,109
	Building Materials Corporation of America
2,355,000	6.000%, 10/15/2025[g]	2,402,100
	Case New Holland, Inc.
1,500,000	7.875%, 12/1/2017	1,586,250
	Crown Americas Capital Corporation IV
1,470,000	4.500%, 1/15/2023	1,436,925
	General Electric Company
2,095,000	4.200%, 12/15/2049[j]	2,084,525
	Huntington Ingalls Industries, Inc.
2,300,000	5.000%, 11/15/2025[g]	2,334,500
	L-3 Communications Corporation
1,336,000	1.500%, 5/28/2017	1,319,448
	Lockheed Martin Corporation
560,000	1.850%, 11/23/2018	559,010
772,000	2.500%, 11/23/2020	767,421
1,544,000	4.500%, 5/15/2036	1,563,140
	Martin Marietta Materials, Inc.
960,000	1.703%, 6/30/2017[h]	953,321
	Northrop Grumman Corporation
1,310,000	3.850%, 4/15/2045	1,177,149
	Owens-Brockway Glass Container, Inc.
960,000	5.000%, 1/15/2022[g]	938,400
1,500,000	5.875%, 8/15/2023[g]	1,522,500
	Pentair Finance SA
1,500,000	2.900%, 9/15/2018	1,493,286
590,000	3.625%, 9/15/2020	589,418
	Reynolds Group Issuer, Inc.
2,401,432	5.750%, 10/15/2020	2,442,713
	Roper Industries, Inc.
2,070,000	2.050%, 10/1/2018	2,056,584
	Textron, Inc.
785,000	5.600%, 12/1/2017	834,355
1,225,000	7.250%, 10/1/2019	1,393,798
685,000	5.950%, 9/21/2021	766,546
	United Rentals North America, Inc.
2,320,000	5.500%, 7/15/2025	2,250,400
	Waste Management, Inc.
310,000	3.125%, 3/1/2025	301,699

	Total	32,210,597

Collateralized Mortgage Obligations (1.5%)
	Alm Loan Funding CLO
1,400,000	1.745%, 10/17/2026*,h	1,384,534
	Alternative Loan Trust
1,422,373	6.000%, 6/25/2036	1,294,363
	Apidos CLO XVIII
1,400,000	1.732%, 7/22/2026*,h	1,388,927
	Babson CLO, Ltd.
1,400,000	1.707%, 10/17/2026*,h	1,379,048
	Birchwood Park CLO, Ltd.
1,400,000	1.761%, 7/15/2026*,h	1,384,914
	BlueMountain CLO, Ltd.
1,400,000	1.801%, 10/15/2026*,h	1,387,378
	Carlyle Global Market Strategies CLO, Ltd.
1,400,000	1.617%, 7/20/2023*,h	1,393,511
1,400,000	1.821%, 10/15/2026*,h	1,389,523
	Cent CLO 16, LP
1,400,000	1.579%, 8/1/2024*,h	1,394,529
	Cent CLO 22, Ltd.
1,400,000	1.824%, 11/7/2026*,h	1,383,190
	Citigroup Mortgage Loan Trust, Inc.
974,465	5.500%, 11/25/2035	931,496
	CitiMortgage Alternative Loan Trust
3,297,116	5.750%, 4/25/2037	2,828,388
	Countrywide Alternative Loan Trust
2,117,216	2.609%, 10/25/2035	1,861,020
1,373,538	6.000%, 4/25/2036	1,216,576
642,853	6.000%, 1/25/2037	590,790
3,809,615	5.500%, 5/25/2037	3,232,668
3,460,888	7.000%, 10/25/2037	2,427,437
	Countrywide Home Loans, Inc.
1,151,965	5.750%, 4/25/2037	1,053,819
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
338,282	5.500%, 10/25/2021	327,453
930,212	6.000%, 10/25/2021	824,490
	Dryden 34 Senior Loan Fund CLO
1,400,000	1.751%, 10/15/2026*,h	1,384,528
	Federal Home Loan Mortgage Corporation
4,887,267	3.000%, 2/15/2033[k]	601,302
	Federal National Mortgage Association
10,071,275	3.500%, 1/25/2033[k]	1,356,184
	First Horizon Alternative Mortgage Securities Trust
2,895,167	6.000%, 8/25/2036[h]	2,354,844
	Galaxy XX CLO, Ltd.
4,500,000	1.731%, 7/20/2027*,h	4,442,725
	Golub Capital Partners CLO 22B, Ltd.
2,700,000	1.813%, 2/20/2027*,h	2,668,619
	HomeBanc Mortgage Trust
1,843,603	2.229%, 4/25/2037	1,389,811

The accompanying Notes to Financial Statements are an integral part of this schedule.

47

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (26.7%)	Value
Collateralized Mortgage Obligations (1.5%) - continued
	IndyMac INDX Mortgage Loan Trust
$3,874,202	1.062%, 7/25/2045[h]	$3,350,902
	J.P. Morgan Alternative Loan Trust
1,916,291	6.500%, 3/25/2036	1,657,805
	J.P. Morgan Mortgage Trust
662,549	2.696%, 6/25/2036	566,090
301,669	2.691%, 10/25/2036	271,440
3,582,971	0.802%, 1/25/2037[h]	2,195,964
3,992,916	6.250%, 8/25/2037	3,095,450
	Limerock CLO III, LLC
4,500,000	1.817%, 10/20/2026*,h	4,467,236
	Madison Park Funding XIV CLO, Ltd.
1,525,000	1.767%, 7/20/2026*,h	1,510,193
	Madison Park Funding, Ltd.
4,250,000	1.652%, 8/15/2022*,h	4,232,050
	Magnetite XII, Ltd.
4,425,000	1.821%, 4/15/2027*,h	4,375,777
	MASTR Alternative Loans Trust
760,926	6.500%, 7/25/2034	778,759
2,348,652	0.872%, 12/25/2035[h]	1,175,769
	Merrill Lynch Alternative Note Asset Trust
745,428	6.000%, 3/25/2037	671,150
	Mountain View CLO, Ltd.
4,525,000	1.739%, 7/15/2027*,h	4,430,939
	Neuberger Berman CLO, Ltd.
1,100,000	1.804%, 8/4/2025*,h	1,087,147
	NZCG Funding CLO, Ltd.
4,500,000	1.873%, 4/27/2027*,h	4,457,208
	Oak Hill Advisors Residential Loan Trust
2,268,627	3.475%, 1/25/2055*,i	2,257,577
	Octagon Investment Partners XX CLO, Ltd.
1,400,000	1.796%, 8/12/2026*,h	1,381,771
	OHA Loan Funding, Ltd.
4,500,000	1.817%, 10/20/2026*,h	4,453,491
	RALI Trust
8,650,676	0.602%, 11/25/2036[h]	6,283,893
	Residential Asset Securitization Trust
3,578,981	0.802%, 8/25/2037[h]	1,063,463
	Sequoia Mortgage Trust
3,179,691	2.822%, 9/20/2046	2,543,885
	Shackleton VII CLO, Ltd.
4,500,000	1.861%, 4/15/2027*,h	4,479,235
	Symphony CLO XV, Ltd.
4,500,000	1.765%, 10/17/2026*,h	4,441,216
	Symphony CLO VIII, Ltd.
1,369,720	1.419%, 1/9/2023*,h	1,364,577
	Voya CLO 3, Ltd.
1,400,000	1.740%, 7/25/2026*,h	1,384,579
	WaMu Mortgage Pass Through Certificates
300,971	2.408%, 9/25/2036	271,382
1,061,194	2.431%, 10/25/2036	948,541
2,959,799	2.176%, 11/25/2036	2,564,211
3,410,276	1.825%, 1/25/2037	2,870,580

	Total	117,904,347

Commercial Mortgage-Backed Securities (1.1%)
	Commercial Mortgage Pass-Through Certificates

1,680,000	1.326%, 6/8/2030[g,h]	1,677,960
	Credit Suisse First Boston Mortgage Securities
7,200,000	5.542%, 1/15/2049	7,361,570
	Credit Suisse Mortgage Capital Certificates
5,368,000	5.509%, 9/15/2039	5,468,373
	Federal National Mortgage Association
813,953	1.272%, 1/25/2017	813,984
	Greenwich Capital Commercial Funding Corporation
4,650,000	5.867%, 12/10/2049	4,830,488
	GS Mortgage Securities Trust
6,600,000	3.666%, 9/10/2047	6,767,212
6,500,000	3.506%, 10/10/2048	6,501,358
6,225,000	3.734%, 11/10/2048	6,344,294
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
2,300,000	1.281%, 12/15/2028[g,h]	2,299,900
2,750,000	3.507%, 5/15/2045	2,835,786
3,650,000	5.695%, 2/12/2049	3,761,098
	JPMBB Commercial Mortgage Securities Trust
4,500,000	3.231%, 1/15/2048	4,467,484
6,500,000	3.598%, 11/15/2048	6,537,817
	Morgan Stanley Bank of America Merrill Lynch Trust
6,525,000	3.635%, 10/15/2028	6,578,147
6,000,000	3.753%, 12/15/2047	6,103,451
	Morgan Stanley Capital, Inc.
6,580,000	5.406%, 3/15/2044	6,754,115
	SCG Trust
1,150,000	1.731%, 11/15/2026[g,h]	1,153,630
	UBS Commercial Mortgage Trust
8,150,000	3.400%, 5/10/2045	8,299,171
	Wells Fargo Commercial Mortgage Trust
4,000,000	3.617%, 9/15/2057	4,038,953
3,750,000	3.839%, 9/15/2058	3,848,785
	WFRBS Commercial Mortgage Trust
2,000,000	2.870%, 11/15/2045	1,980,791

	Total	98,424,367

Communications Services (1.0%)
	21st Century Fox America, Inc.
1,700,000	6.900%, 3/1/2019	1,930,921
	AMC Networks, Inc.
1,100,000	4.750%, 12/15/2022	1,100,000
	America Movil SAB de CV
1,125,000	1.502%, 9/12/2016[h]	1,124,985
1,039,000	5.000%, 10/16/2019	1,122,302
	American Tower Corporation
180,000	2.800%, 6/1/2020	177,928
2,010,000	3.450%, 9/15/2021	2,019,853
	AT&T, Inc.
615,000	1.257%, 6/30/2020[h]	610,603
1,212,000	3.875%, 8/15/2021	1,250,387
1,015,000	3.000%, 6/30/2022	990,659
1,300,000	5.550%, 8/15/2041	1,306,332
772,000	4.750%, 5/15/2046	706,840

The accompanying Notes to Financial Statements are an integral part of this schedule.

48

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (26.7%)	Value
Communications Services (1.0%) - continued
	British Sky Broadcasting Group plc
$1,130,000	2.625%, 9/16/2019[g]	$1,124,779
	CBS Corporation
1,030,000	4.000%, 1/15/2026	1,004,393
	CCO Holdings, LLC
1,100,000	7.375%, 6/1/2020	1,145,375
	CCO Safari II, LLC
1,530,000	6.834%, 10/23/2055[g]	1,507,411
920,000	3.579%, 7/23/2020[g]	914,488
720,000	4.908%, 7/23/2025[g]	719,299
	CCOH Safari, LLC
1,300,000	5.750%, 2/15/2026[g]	1,303,250
	CenturyLink, Inc.
1,000,000	6.450%, 6/15/2021	975,000
	Clear Channel Worldwide Holdings, Inc.
2,570,000	6.500%, 11/15/2022	2,505,750
	Columbus International, Inc.
1,470,000	7.375%, 3/30/2021[g]	1,455,300
	Comcast Corporation
3,265,000	4.400%, 8/15/2035	3,284,453
539,000	4.650%, 7/15/2042	548,486
2,253,000	4.750%, 3/1/2044	2,340,209
	Cox Communications, Inc.
672,000	9.375%, 1/15/2019[g]	778,601
1,475,000	3.850%, 2/1/2025[g]	1,351,338
	Crown Castle International Corporation
1,265,000	5.250%, 1/15/2023	1,329,831
	Crown Castle Towers, LLC
540,000	4.174%, 8/15/2017[g]	552,168
	Digicel, Ltd.
1,490,000	6.000%, 4/15/2021[g]	1,255,325
	DIRECTV Holdings, LLC
707,000	5.875%, 10/1/2019	789,104
2,702,000	6.350%, 3/15/2040	2,901,386
1,527,000	5.150%, 3/15/2042	1,423,679
	Frontier Communications Corporation
2,440,000	8.875%, 9/15/2020[g]	2,470,500
	Hughes Satellite Systems Corporation
2,290,000	6.500%, 6/15/2019	2,467,475
	Intelsat Jackson Holdings SA
1,100,000	7.250%, 4/1/2019	1,009,250
1,270,000	7.250%, 10/15/2020	1,111,250
	Level 3 Communications, Inc.
645,000	5.375%, 1/15/2024[g]	648,225
	McGraw Hill Financial, Inc.
1,544,000	3.300%, 8/14/2020	1,557,194
	McGraw-Hill Global Education Holdings, LLC
1,500,000	9.750%, 4/1/2021	1,590,000
	Numericable-SFR
2,320,000	6.000%, 5/15/2022[g]	2,250,400
	SES Global Americas Holdings GP
1,035,000	2.500%, 3/25/2019[g]	1,020,710
	Sprint Communications, Inc.
850,000	9.000%, 11/15/2018[g]	894,625
	Sprint Corporation
1,400,000	7.625%, 2/15/2025	1,022,000
	Telefonica Emisiones SAU
1,110,000	3.192%, 4/27/2018	1,131,536
	Time Warner Entertainment Company, LP
1,691,000	8.375%, 3/15/2023	2,076,699
	Time Warner, Inc.
3,152,000	3.600%, 7/15/2025	3,068,406
975,000	6.250%, 3/29/2041	1,082,809
	T-Mobile USA, Inc.
2,470,000	6.125%, 1/15/2022	2,537,925
	Unitymedia Hessen GmbH & Company KG
725,000	5.500%, 1/15/2023[g]	723,188
	Univision Communications, Inc.
970,000	5.125%, 5/15/2023[g]	933,625
650,000	5.125%, 2/15/2025[g]	617,500
	UPCB Finance V, Ltd.
990,000	7.250%, 11/15/2021[g]	1,051,875
	Verizon Communications, Inc.
2,450,000	4.672%, 3/15/2055	2,127,092
945,000	1.296%, 6/17/2019[h]	938,592
2,485,000	3.000%, 11/1/2021	2,478,015
3,489,000	5.150%, 9/15/2023	3,835,548
650,000	5.050%, 3/15/2034	647,607
1,165,000	4.272%, 1/15/2036	1,051,760
1,455,000	4.522%, 9/15/2048	1,301,202

	Total	83,195,443

Consumer Cyclical (0.5%)
	Automatic Data Processing, Inc.
500,000	3.375%, 9/15/2025	509,711
	Cinemark USA, Inc.
1,900,000	4.875%, 6/1/2023	1,852,500
	CVS Health Corporation
400,000	2.250%, 8/12/2019	399,474
2,900,000	4.875%, 7/20/2035	2,994,224
652,000	6.125%, 9/15/2039	761,331
	Delphi Automotive plc
1,930,000	3.150%, 11/19/2020	1,927,504
	Ford Motor Company
625,000	7.450%, 7/16/2031	771,258
	Ford Motor Credit Company, LLC
2,024,000	5.000%, 5/15/2018	2,125,999
1,470,000	2.551%, 10/5/2018	1,459,561
1,350,000	2.597%, 11/4/2019	1,325,481
	General Motors Company
1,401,000	6.250%, 10/2/2043	1,480,207
	General Motors Financial Company, Inc.
1,100,000	3.250%, 5/15/2018	1,105,507
1,156,000	3.700%, 11/24/2020	1,159,127
1,630,000	4.300%, 7/13/2025	1,580,595
	GLP Capital, LP
1,465,000	4.875%, 11/1/2020	1,435,700
	Goodyear Tire & Rubber Company
1,550,000	5.125%, 11/15/2023	1,588,750
	Hilton Worldwide Finance, LLC
1,465,000	5.625%, 10/15/2021	1,518,106
	Home Depot, Inc.
676,000	2.625%, 6/1/2022	675,294

The accompanying Notes to Financial Statements are an integral part of this schedule.

49

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (26.7%)	Value
Consumer Cyclical (0.5%) - continued
	Hyundai Capital America
$1,158,000	2.400%, 10/30/2018[g]	$1,154,408
1,158,000	3.000%, 10/30/2020[g]	1,152,473
	Jaguar Land Rover Automotive plc
1,270,000	4.125%, 12/15/2018[g]	1,276,350
1,100,000	5.625%, 2/1/2023[g]	1,111,000
	KB Home
1,815,000	4.750%, 5/15/2019	1,760,550
	L Brands, Inc.
2,100,000	5.625%, 2/15/2022	2,231,250
	Lennar Corporation
1,100,000	4.125%, 12/1/2018	1,105,500
1,445,000	4.875%, 12/15/2023	1,437,775
	Live Nation Entertainment, Inc.
2,150,000	5.375%, 6/15/2022[g]	2,117,750
	Macy’s Retail Holdings, Inc.
419,000	4.375%, 9/1/2023	417,354
	McDonald’s Corporation
1,100,000	2.750%, 12/9/2020	1,099,242
	MGM Resorts International
1,470,000	6.000%, 3/15/2023[f]	1,458,975
	Royal Caribbean Cruises, Ltd.
1,450,000	5.250%, 11/15/2022	1,486,250
	Six Flags Entertainment Corporation
970,000	5.250%, 1/15/2021[g]	982,125
	Toll Brothers Finance Corporation
620,000	8.910%, 10/15/2017	691,300
609,000	4.000%, 12/31/2018	621,180
	West Corporation
2,570,000	5.375%, 7/15/2022[g]	2,216,625

	Total	46,990,436

Consumer Non-Cyclical (1.0%)
	AbbVie, Inc.
1,150,000	2.500%, 5/14/2020	1,138,438
825,000	3.600%, 5/14/2025	814,221
	Actavis Funding SCS
960,000	4.550%, 3/15/2035	932,983
1,320,000	4.850%, 6/15/2044	1,306,034
	Altria Group, Inc.
2,990,000	2.850%, 8/9/2022	2,914,894
	Amgen, Inc.
565,000	2.125%, 5/1/2020	557,295
1,360,000	2.700%, 5/1/2022	1,319,743
875,000	3.125%, 5/1/2025	831,223
	B&G Foods, Inc.
1,050,000	4.625%, 6/1/2021	1,039,500
	BAT International Finance plc
825,000	1.022%, 6/15/2018[g,h]	823,881
	Becton, Dickinson and Company
1,904,000	6.375%, 8/1/2019	2,149,311
	Biogen, Inc.
1,100,000	3.625%, 9/15/2022	1,112,184
	Boston Scientific Corporation
740,000	6.000%, 1/15/2020	821,704
1,300,000	4.125%, 10/1/2023	1,315,344
1,025,000	3.850%, 5/15/2025	1,008,547
	Bunge Limited Finance Corporation
960,000	8.500%, 6/15/2019	1,111,085
1,230,000	3.500%, 11/24/2020	1,223,153
	Cardinal Health, Inc.
450,000	1.950%, 6/15/2018	448,828
507,000	4.900%, 9/15/2045	513,618
	Celgene Corporation
1,685,000	2.875%, 8/15/2020	1,672,298
445,000	3.550%, 8/15/2022	449,326
1,685,000	5.000%, 8/15/2045	1,691,551
	CHS/Community Health Systems, Inc.
1,100,000	7.125%, 7/15/2020	1,095,875
	Church & Dwight Company, Inc.
530,000	2.450%, 12/15/2019	527,232
	Cigna Corporation
980,000	5.375%, 2/15/2042	1,074,422
	Cott Beverages, Inc.
1,470,000	5.375%, 7/1/2022	1,440,600
	EMD Finance, LLC
880,000	0.876%, 3/17/2017[g,h]	877,302
1,520,000	2.950%, 3/19/2022[g]	1,466,574
	Endo Finance, LLC
2,025,000	6.000%, 2/1/2025[g]	1,994,625
	Envision Healthcare Corporation
1,450,000	5.125%, 7/1/2022[g]	1,421,000
	Forest Laboratories, Inc.
1,500,000	4.375%, 2/1/2019[g]	1,571,364
	Fresenius Medical Care US Finance II, Inc.
1,100,000	5.875%, 1/31/2022[g]	1,177,000
	Gilead Sciences, Inc.
435,000	2.550%, 9/1/2020	434,835
	Grifols Worldwide Operations, Ltd.
1,000,000	5.250%, 4/1/2022	1,005,000
	H. J. Heinz Company
1,250,000	3.500%, 7/15/2022[g]	1,258,619
	HCA, Inc.
1,470,000	3.750%, 3/15/2019	1,481,025
1,000,000	4.750%, 5/1/2023	990,000
	Hologic, Inc.
1,000,000	5.250%, 7/15/2022[g]	1,020,000
	Imperial Tobacco Finance plc
1,765,000	2.950%, 7/21/2020[g]	1,768,459
	JBS USA, LLC
2,220,000	5.750%, 6/15/2025[g]	1,931,400
	JM Smucker Company
1,544,000	4.375%, 3/15/2045	1,503,177
	Kraft Foods Group, Inc.
1,330,000	5.000%, 6/4/2042	1,339,165
	Laboratory Corporation of America Holdings
620,000	2.625%, 2/1/2020	612,097
1,350,000	4.700%, 2/1/2045	1,233,436
	McKesson Corporation
1,522,000	3.796%, 3/15/2024	1,529,957
825,000	4.883%, 3/15/2044	824,588
	Mead Johnson Nutrition Company
735,000	3.000%, 11/15/2020	734,778
	Medco Health Solutions, Inc.
700,000	7.125%, 3/15/2018	773,806
	Medtronic plc
3,855,000	4.375%, 3/15/2035	3,896,796

The accompanying Notes to Financial Statements are an integral part of this schedule.

50

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (26.7%)	Value
Consumer Non-Cyclical (1.0%) - continued
	Merck & Company, Inc.
$660,000	0.716%, 2/10/2020[h]	$655,948
330,000	3.700%, 2/10/2045	304,739
	Mondelez International, Inc.
672,000	0.849%, 2/1/2019[h]	660,196
	Mylan NV
1,550,000	3.000%, 12/15/2018[g]	1,546,579
590,000	3.750%, 12/15/2020[g]	590,618
	Pfizer, Inc.
1,000,000	5.800%, 8/12/2023	1,169,393
	Quintiles Transnational Holdings, Inc.
800,000	4.875%, 5/15/2023[g]	804,000
	Reynolds American, Inc.
800,000	2.300%, 8/21/2017[g]	806,226
2,338,000	5.700%, 8/15/2035	2,562,022
	Roche Holdings, Inc.
1,158,000	4.000%, 11/28/2044[g]	1,173,898
	SABMiller Holdings, Inc.
676,000	3.750%, 1/15/2022[g]	695,255
676,000	4.950%, 1/15/2042[g]	686,604
	Safeway, Inc.
62,000	3.400%, 12/1/2016	61,380
	Spectrum Brands Escrow Corporation
1,390,000	6.375%, 11/15/2020	1,476,875
	Spectrum Brands, Inc.
640,000	5.750%, 7/15/2025[g]	656,000
	Tenet Healthcare Corporation
2,470,000	8.125%, 4/1/2022	2,463,825
	Teva Pharmaceutical Finance Company BV
1,154,000	2.950%, 12/18/2022	1,104,780
	TreeHouse Foods, Inc.
970,000	4.875%, 3/15/2022[f]	923,925
	UnitedHealth Group, Inc.
1,850,000	4.625%, 7/15/2035	1,920,518
	VRX Escrow Corporation
1,100,000	6.125%, 4/15/2025[g]	981,750
	WM Wrigley Jr. Company
760,000	2.000%, 10/20/2017[g]	761,231
	Zoetis, Inc.
1,462,000	3.450%, 11/13/2020	1,463,703

	Total	83,647,758

Energy (0.6%)
	Anadarko Petroleum Corporation
1,520,000	6.200%, 3/15/2040	1,398,470
	Antero Resources Corporation
1,500,000	5.625%, 6/1/2023[g]	1,170,000
	Boardwalk Pipelines, Ltd.
1,140,000	5.875%, 11/15/2016	1,151,055
	BP Capital Markets plc
1,590,000	3.062%, 3/17/2022	1,558,014
1,450,000	3.535%, 11/4/2024	1,410,312
	Buckeye Partners, LP
1,182,000	2.650%, 11/15/2018	1,137,135
	Cameron International Corporation
1,544,000	4.000%, 12/15/2023	1,550,858
150,000	3.700%, 6/15/2024	146,521
	Canadian Natural Resources, Ltd.
1,600,000	3.450%, 11/15/2021	1,507,805
930,000	6.250%, 3/15/2038	846,469
	CNOOC Nexen Finance
651,000	1.625%, 4/30/2017	647,234
	CNPC General Capital, Ltd.
543,000	2.750%, 4/19/2017[g]	548,731
	Columbia Pipeline Group, Inc.
1,480,000	2.450%, 6/1/2018[g]	1,447,023
	Concho Resources, Inc.
1,101,432	5.500%, 10/1/2022	1,002,303
	Crestwood Midstream Partners, LP
775,000	6.125%, 3/1/2022	538,625
	Devon Energy Corporation
1,150,000	3.250%, 5/15/2022[f]	977,543
772,000	5.850%, 12/15/2025[f]	750,804
	Diamondback Energy, Inc.
550,000	7.625%, 10/1/2021	555,500
	Enbridge Energy Partners, LP
1,930,000	4.375%, 10/15/2020	1,882,752
	Enbridge, Inc.
700,000	0.866%, 6/2/2017[h]	685,596
	Energy Transfer Partners, LP
3,060,000	4.650%, 6/1/2021	2,872,869
970,000	4.900%, 3/15/2035	705,298
	Enterprise Products Operating, LLC
1,650,000	5.250%, 1/31/2020	1,737,660
942,000	5.100%, 2/15/2045	789,055
	EQT Corporation
659,000	5.150%, 3/1/2018	685,707
770,000	8.125%, 6/1/2019	831,743
425,000	4.875%, 11/15/2021	404,629
	Halliburton Company
1,115,000	4.850%, 11/15/2035	1,095,333
1,115,000	5.000%, 11/15/2045	1,102,225
	Kinder Morgan, Inc.
908,000	5.300%, 12/1/2034	715,540
760,000	5.550%, 6/1/2045	593,279
	Magellan Midstream Partners, LP
320,000	4.200%, 3/15/2045	233,037
	Marathon Oil Corporation
1,700,000	2.700%, 6/1/2020	1,498,963
	Marathon Petroleum Corporation
560,000	3.400%, 12/15/2020	549,967
640,000	4.750%, 9/15/2044	523,133
	MEG Energy Corporation
1,100,000	6.500%, 3/15/2021[g]	770,000
	Noble Energy, Inc.
1,875,000	5.625%, 5/1/2021	1,834,101
	Petrobras International Finance Company
1,890,000	5.750%, 1/20/2020	1,483,650
	Petroleos Mexicanos
650,000	3.500%, 1/30/2023	567,125
760,000	2.378%, 4/15/2025	758,738
	Pioneer Natural Resources Company
413,000	3.450%, 1/15/2021	381,345
750,000	4.450%, 1/15/2026	675,311
	Regency Energy Partners, LP
1,470,000	5.000%, 10/1/2022	1,302,239

The accompanying Notes to Financial Statements are an integral part of this schedule.

51

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (26.7%)	Value
Energy (0.6%) - continued
	Sabine Pass Liquefaction, LLC
$1,430,000	5.625%, 3/1/2025[g]	$1,210,137
	Schlumberger Holdings Corporation
560,000	3.000%, 12/21/2020[g]	552,765
1,544,000	4.000%, 12/21/2025[g]	1,523,587
	Shell International Finance BV
615,000	0.806%, 5/11/2020[h]	605,992
	Suncor Energy, Inc.
990,000	3.600%, 12/1/2024	932,459
	Sunoco Logistics Partners Operations, LP
2,660,000	4.400%, 4/1/2021	2,577,729
	WPX Energy, Inc.
1,500,000	7.500%, 8/1/2020[f]	1,215,000

	Total	51,641,366

Financials (2.1%)
	Abbey National Treasury Services plc
608,000	3.050%, 8/23/2018	623,863
	ABN AMRO Bank NV
1,550,000	4.750%, 7/28/2025[g]	1,544,885
	ACE INA Holdings, Inc.
1,544,000	2.300%, 11/3/2020	1,532,897
1,115,000	4.350%, 11/3/2045	1,132,987
	AerCap Ireland Capital, Ltd.
2,070,000	5.000%, 10/1/2021	2,132,100
	Air Lease Corporation
800,000	2.125%, 1/15/2018	786,000
339,000	2.625%, 9/4/2018	335,088
	Ally Financial, Inc.
960,000	3.750%, 11/18/2019	946,800
775,000	4.125%, 3/30/2020	771,125
	American Express Credit Corporation
945,000	1.083%, 3/18/2019[h]	933,967
	American International Group, Inc.
525,000	2.300%, 7/16/2019	520,554
1,310,000	3.875%, 1/15/2035	1,155,462
	Avalonbay Communities, Inc.
1,650,000	3.500%, 11/15/2025	1,634,073
	Aviation Capital Group Corporation
608,000	3.875%, 9/27/2016[g]	612,560
	Banco Santander Chile
1,200,000	1.221%, 4/11/2017[g,h]	1,185,000
	Bank of America Corporation
1,325,000	1.656%, 3/22/2018[h]	1,329,251
840,000	1.196%, 4/1/2019[h]	836,300
1,300,000	2.625%, 10/19/2020	1,283,647
1,280,000	3.300%, 1/11/2023	1,259,936
640,000	4.000%, 4/1/2024	654,538
965,000	4.000%, 1/22/2025	944,666
1,925,000	3.875%, 8/1/2025	1,954,121
718,000	5.875%, 2/7/2042	837,962
2,356,000	8.000%, 12/29/2049[j]	2,397,230
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
530,000	2.850%, 9/8/2021[g]	527,898
	Barclays Bank plc
970,000	10.179%, 6/12/2021[g]	1,256,534
	Barclays plc
990,000	2.750%, 11/8/2019	986,384
1,544,000	3.650%, 3/16/2025	1,483,823
	BB&T Corporation
560,000	1.036%, 1/15/2020[h]	555,165
	BBVA Banco Continental SA
1,185,000	2.250%, 7/29/2016[g]	1,187,962
	BioMed Realty, LP
960,000	2.625%, 5/1/2019	932,812
	BPCE SA
960,000	5.700%, 10/22/2023[g]	1,007,947
1,475,000	4.500%, 3/15/2025[g]	1,414,959
	Caisse Centrale Desjardins du Quebec
780,000	0.989%, 1/29/2018[g,h]	778,475
	Capital One Financial Corporation
1,228,000	6.150%, 9/1/2016	1,265,313
820,000	2.450%, 4/24/2019	821,498
	CIT Group, Inc.
970,000	5.000%, 8/15/2022	996,074
	Citigroup, Inc.
700,000	1.088%, 4/8/2019[h]	695,330
1,260,000	2.650%, 10/26/2020	1,249,815
850,000	4.050%, 7/30/2022	869,435
2,515,000	4.400%, 6/10/2025	2,540,170
1,550,000	4.650%, 7/30/2045	1,572,937
	Citizens Bank NA
1,865,000	2.300%, 12/3/2018	1,862,797
	CoBank ACB
495,000	1.112%, 6/15/2022*,h	468,472
	Compass Bank
920,000	2.750%, 9/29/2019	910,796
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
795,000	3.950%, 11/9/2022	804,718
	Credit Agricole SA
820,000	1.121%, 4/15/2019[g,h]	815,327
1,300,000	2.750%, 6/10/2020[g]	1,306,973
	Credit Suisse AG
772,000	5.400%, 1/14/2020	845,273
	Credit Suisse Group Funding, Ltd.
2,316,000	2.750%, 3/26/2020[g]	2,294,047
1,544,000	3.750%, 3/26/2025[g]	1,493,486
	CyrusOne, LP
1,900,000	6.375%, 11/15/2022	1,957,000
	Digital Delta Holdings, LLC
1,500,000	3.400%, 10/1/2020[g]	1,501,644
	Discover Bank
1,750,000	8.700%, 11/18/2019	2,070,306
	Discover Financial Services
640,000	6.450%, 6/12/2017	676,178
	Duke Realty, LP
330,000	3.875%, 2/15/2021	336,475
990,000	4.375%, 6/15/2022	1,020,184
	ERP Operating, LP
337,000	3.375%, 6/1/2025	333,237
	European Investment Bank
1,215,000	1.875%, 3/15/2019	1,224,007
	Fifth Third Bancorp
991,000	5.450%, 1/15/2017	1,027,360
740,000	2.875%, 7/27/2020	739,179
530,000	2.875%, 10/1/2021	527,866

The accompanying Notes to Financial Statements are an integral part of this schedule.

52

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (26.7%)	Value
Financials (2.1%) - continued
	GE Capital International Funding Company
$3,052,000	4.418%, 11/15/2035[g]	$3,114,511
	Genworth Financial, Inc.
890,000	7.700%, 6/15/2020[f]	836,600
	Goldman Sachs Group, Inc.
840,000	1.522%, 4/30/2018[h]	843,815
620,000	1.462%, 11/15/2018[h]	622,518
1,345,000	5.375%, 3/15/2020	1,477,540
780,000	1.476%, 4/23/2020[h]	781,155
3,088,000	5.250%, 7/27/2021	3,414,155
1,625,000	3.500%, 1/23/2025	1,597,071
2,475,000	4.800%, 7/8/2044	2,460,650
676,000	5.150%, 5/22/2045	656,657
1,260,000	4.750%, 10/21/2045	1,251,655
	Hartford Financial Services Group, Inc.
1,960,000	5.125%, 4/15/2022	2,152,499
	HBOS plc
1,002,000	6.750%, 5/21/2018[g]	1,092,835
	HCP, Inc.
2,430,000	4.000%, 12/1/2022	2,418,766
660,000	3.400%, 2/1/2025	614,778
	HSBC Bank plc
1,765,000	1.002%, 5/15/2018[g,h]	1,758,215
	HSBC Holdings plc
2,920,000	6.375%, 12/29/2049[j]	2,916,350
	Huntington Bancshares, Inc.
304,000	2.600%, 8/2/2018	304,351
	Huntington National Bank
1,030,000	2.200%, 11/6/2018	1,027,153
	Hutchison Whampoa International 14, Ltd.
1,014,000	3.625%, 10/31/2024[g]	1,006,073
	Icahn Enterprises, LP
2,430,000	6.000%, 8/1/2020	2,450,412
	ING Bank NV
1,187,000	4.125%, 11/21/2023	1,208,974
	ING Capital Funding Trust III
1,015,000	4.207%, 12/29/2049[h,j]	1,012,463
	International Lease Finance Corporation
1,060,000	2.462%, 6/15/2016[h]	1,057,350
1,150,000	8.875%, 9/1/2017	1,252,062
	Intesa Sanpaolo SPA
1,605,000	5.250%, 1/12/2024	1,717,807
	J.P. Morgan Chase & Company
1,215,000	6.300%, 4/23/2019	1,362,381
625,000	2.250%, 1/23/2020	614,863
1,930,000	4.500%, 1/24/2022	2,081,710
1,158,000	3.200%, 1/25/2023	1,154,219
1,320,000	3.625%, 5/13/2024	1,339,561
2,585,000	3.125%, 1/23/2025	2,514,691
2,335,000	7.900%, 4/29/2049[j]	2,377,030
	KeyCorp
1,600,000	2.900%, 9/15/2020	1,593,986
	Liberty Mutual Group, Inc.
1,502,000	4.950%, 5/1/2022[g]	1,592,097
	Liberty Property, LP
2,210,000	3.750%, 4/1/2025	2,132,374
	Lloyds Bank plc
885,000	1.038%, 3/16/2018[h]	880,317
	Merrill Lynch & Company, Inc.
2,240,000	6.050%, 5/16/2016	2,276,940
895,000	6.400%, 8/28/2017	958,722
	MetLife, Inc.
1,300,000	4.050%, 3/1/2045	1,206,388
	Mizuho Bank, Ltd.
960,000	1.850%, 3/21/2018[g]	954,836
	Morgan Stanley
2,625,000	6.625%, 4/1/2018	2,878,391
560,000	1.600%, 4/25/2018[h]	565,981
780,000	1.463%, 1/27/2020[h]	781,667
670,000	4.875%, 11/1/2022	711,039
1,530,000	4.000%, 7/23/2025	1,575,554
1,925,000	4.350%, 9/8/2026	1,931,293
815,000	4.300%, 1/27/2045	777,598
2,020,000	5.550%, 12/29/2049[j]	2,020,000
	MPT Operating Partnership, LP
970,000	5.500%, 5/1/2024	965,150
	National City Corporation
975,000	6.875%, 5/15/2019	1,101,478
	Prudential Financial, Inc.
530,000	2.350%, 8/15/2019	527,492
	Quicken Loans, Inc.
950,000	5.750%, 5/1/2025[g]	904,875
	Realty Income Corporation
302,000	2.000%, 1/31/2018	302,172
	Regions Bank
344,000	7.500%, 5/15/2018	382,232
	Regions Financial Corporation
1,400,000	2.250%, 9/14/2018	1,398,529
	Reinsurance Group of America, Inc.
500,000	5.625%, 3/15/2017	521,081
990,000	5.000%, 6/1/2021	1,067,356
	Reliance Standard Life Global Funding II
660,000	2.500%, 4/24/2019[g]	657,406
	Royal Bank of Scotland Group plc
835,000	1.543%, 3/31/2017[h]	833,373
2,250,000	7.500%, 12/29/2049[j]	2,342,813
	Santander Holdings USA, Inc.
1,014,000	2.650%, 4/17/2020	994,803
	Santander UK Group Holdings plc
1,351,000	2.875%, 10/16/2020	1,341,828
1,200,000	4.750%, 9/15/2025[f,g]	1,184,168
	Simon Property Group, LP
620,000	10.350%, 4/1/2019	760,836
570,000	2.500%, 9/1/2020	570,440
1,400,000	2.750%, 2/1/2023	1,368,055
	Skandinaviska Enskilda Banken AB
1,025,000	2.375%, 3/25/2019[g]	1,029,715
	State Street Corporation
873,000	1.264%, 8/18/2020[h]	873,091
	Sumitomo Mitsui Banking Corporation
930,000	0.897%, 1/16/2018[h]	926,808
	Svenska Handelsbanken AB
1,190,000	1.016%, 6/17/2019[h]	1,179,102
	Synchrony Financial
560,000	3.000%, 8/15/2019	559,223
520,000	1.564%, 2/3/2020[h]	511,785
1,850,000	3.750%, 8/15/2021	1,847,976

The accompanying Notes to Financial Statements are an integral part of this schedule.

53

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (26.7%)	Value
Financials (2.1%) - continued
	Toronto-Dominion Bank
$560,000	1.432%, 12/14/2020[h]	$559,869
	UBS Group Funding Jersey, Ltd.
1,930,000	2.950%, 9/24/2020[g]	1,911,983
1,158,000	4.125%, 9/24/2025[g]	1,156,799
	UnitedHealth Group, Inc.
375,000	3.350%, 7/15/2022	383,566
	USB Realty Corporation
535,000	1.468%, 12/29/2049[g,h,j]	481,500
	Voya Financial, Inc.
1,185,000	2.900%, 2/15/2018	1,197,810
	Wells Fargo & Company
780,000	1.002%, 1/30/2020[h]	772,734
1,550,000	2.550%, 12/7/2020	1,542,380
3,960,000	3.450%, 2/13/2023	3,969,330
1,320,000	3.000%, 2/19/2025	1,283,910
	Welltower, Inc.
300,000	2.250%, 3/15/2018	299,731
655,000	3.750%, 3/15/2023	643,194
740,000	4.000%, 6/1/2025	727,913

	Total	182,113,427

Foreign Government (<0.1%)
	Eksportfinans ASA
548,000	5.500%, 5/25/2016	554,889
	Export-Import Bank of Korea
765,000	2.250%, 1/21/2020	753,258
	Kommunalbanken AS
1,270,000	1.500%, 10/22/2019[g]	1,254,399

	Total	2,562,546

Industrials Other (<0.1%)
	AECOM
2,300,000	5.875%, 10/15/2024	2,346,000
	Total	2,346,000

Mortgage-Backed Securities (8.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
57,995,000	3.000%, 1/1/2031[c]	59,762,316
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
48,845,000	4.000%, 1/1/2046[c]	51,599,204
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
37,675,000	3.500%, 1/1/2030[c]	39,454,277
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
7,974,022	1.728%, 7/1/2043[h]	8,107,704
8,114,478	2.016%, 7/1/2043[h]	8,327,019
7,726,156	2.069%, 8/1/2043[h]	7,934,280
319,550,000	3.500%, 1/1/2046[c]	329,687,149
163,432,500	4.000%, 1/1/2046[c]	172,939,679
87,794,000	4.500%, 1/1/2046[c]	94,806,546

	Total	772,618,174

Technology (0.4%)
	Amphenol Corporation
511,000	2.550%, 1/30/2019	511,089
	Apple, Inc.
615,000	0.659%, 5/6/2020[h]	610,364
2,676,000	3.200%, 5/13/2025	2,708,388
2,632,000	3.450%, 2/9/2045	2,266,042
	Baidu, Inc.
1,825,000	2.750%, 6/9/2019	1,809,119
	Cisco Systems, Inc.
825,000	0.914%, 3/1/2019[h]	824,260
	CommScope Technologies Finance, LLC
1,020,000	6.000%, 6/15/2025[g]	981,750
	Denali Borrower, LLC
2,320,000	5.625%, 10/15/2020[g]	2,430,200
	Equinix, Inc.
970,000	5.750%, 1/1/2025	991,825
	Fidelity National Information Services, Inc.
960,000	2.850%, 10/15/2018	963,390
1,159,000	3.625%, 10/15/2020	1,174,098
	First Data Corporation
1,570,000	5.375%, 8/15/2023[g]	1,577,850
	Freescale Semiconductor, Inc.
1,470,000	6.000%, 1/15/2022[g]	1,539,825
	Hewlett Packard Enterprise Company
1,520,000	2.450%, 10/5/2017[g]	1,518,711
760,000	2.850%, 10/5/2018[g]	759,576
760,000	4.400%, 10/15/2022[g]	757,087
	IMS Health, Inc.
1,497,000	6.000%, 11/1/2020[f,g]	1,541,910
	Intel Corporation
320,000	3.100%, 7/29/2022	326,308
925,000	3.700%, 7/29/2025	956,778
	Iron Mountain, Inc.
1,005,000	6.000%, 8/15/2023	1,040,175
	Microsoft Corporation
2,400,000	4.750%, 11/3/2055	2,485,908
2,400,000	4.200%, 11/3/2035	2,450,779
	Oracle Corporation
565,000	2.500%, 5/15/2022	554,555
1,690,000	2.950%, 5/15/2025	1,646,381
	Plantronics, Inc.
1,470,000	5.500%, 5/31/2023[g]	1,462,650
	Qualcomm, Inc.
1,860,000	3.000%, 5/20/2022	1,841,359
	Seagate HDD Cayman
1,352,000	4.875%, 6/1/2027[g]	1,037,472

	Total	36,767,849

Transportation (0.2%)
	Air Canada Pass Through Trust
530,000	3.875%, 3/15/2023[g]	514,100
	American Airlines Pass Through Trust
1,543,155	3.375%, 5/1/2027	1,489,144
	Avis Budget Car Rental, LLC
2,275,000	5.125%, 6/1/2022[g]	2,246,562
	Burlington Northern Santa Fe, LLC
1,320,000	5.050%, 3/1/2041	1,365,801

The accompanying Notes to Financial Statements are an integral part of this schedule.

54

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (26.7%)	Value
Transportation (0.2%) - continued
	Canadian Pacific Railway Company
$405,000	7.125%, 10/15/2031	$501,513
870,000	4.800%, 8/1/2045	846,743
	Continental Airlines, Inc.
1,100,000	6.125%, 4/29/2018	1,122,000
705,947	4.150%, 4/11/2024	724,302
	CSX Corporation
532,000	3.700%, 11/1/2023	543,867
	Delta Air Lines, Inc.
349,404	4.950%, 5/23/2019	366,875
117,336	4.750%, 5/7/2020	123,789
	ERAC USA Finance, LLC
294,000	2.800%, 11/1/2018[g]	295,907
940,000	4.500%, 2/15/2045[g]	874,114
	FedEx Corporation
1,665,000	3.900%, 2/1/2035	1,515,633
	J.B. Hunt Transport Services, Inc.
510,000	3.300%, 8/15/2022	505,081
	Southwest Airlines Company
1,075,000	2.750%, 11/6/2019	1,083,333
	Virgin Australia Holdings, Ltd.
326,988	5.000%, 10/23/2023[g]	337,615
	XPO Logistics, Inc.
2,000,000	6.500%, 6/15/2022[f,g]	1,850,000

	Total	16,306,379

U.S. Government and Agencies (7.2%)
	Federal National Mortgage Association
540,000	6.250%, 5/15/2029	732,117
	Tennessee Valley Authority
520,000	5.250%, 9/15/2039	624,985
	U.S. Treasury Bonds
4,750,000	5.250%, 11/15/2028	6,205,984
2,975,000	4.375%, 5/15/2040	3,743,386
66,460,000	3.000%, 5/15/2042	66,870,191
	U.S. Treasury Bonds, TIPS
4,364,629	0.125%, 4/15/2019	4,339,000
132,487	2.375%, 1/15/2025	150,618
93,535	2.125%, 2/15/2040	110,124
999,951	0.750%, 2/15/2042	878,473
	U.S. Treasury Notes
30,000,000	0.625%, 10/15/2016	29,971,860
70,050,000	0.875%, 11/15/2017	69,806,436
10,000,000	0.875%, 10/15/2018	9,889,840
112,320,000	1.500%, 10/31/2019[l]	111,969,000
40,359,000	1.875%, 6/30/2020	40,641,190
76,185,000	1.375%, 9/30/2020	74,869,590
1,000,000	2.125%, 9/30/2021	1,010,547
2,000,000	2.125%, 6/30/2022	2,010,312
8,105,000	1.625%, 8/15/2022	7,894,456
68,135,000	2.250%, 11/15/2024	68,100,387
50,250,000	3.625%, 2/15/2044	56,527,331
	U.S. Treasury Notes, TIPS
31,278,560	0.125%, 4/15/2018	31,218,286
809,146	0.125%, 1/15/2022	784,103
34,936,051	0.125%, 1/15/2023	33,496,302

	Total	621,844,518

U.S. Municipals (<0.1%)
	Molina Healthcare, Inc.
2,500,000	5.375%, 11/15/2022[g]	2,500,000

	Total	2,500,000

Utilities (0.5%)
	AES Corporation
1,100,000	7.375%, 7/1/2021	1,122,000
	American Electric Power Company, Inc.
2,552,000	2.950%, 12/15/2022	2,520,702
	Arizona Public Service Company
675,000	2.200%, 1/15/2020	668,652
	Berkshire Hathaway Energy Company
495,000	2.400%, 2/1/2020	490,383
	Calpine Corporation
1,470,000	5.375%, 1/15/2023	1,319,325
	Commonwealth Edison Company
1,300,000	3.700%, 3/1/2045	1,169,289
965,000	4.350%, 11/15/2045	971,344
	Consolidated Edison Company of New York, Inc.
579,000	4.500%, 12/1/2045	586,110
	Covanta Holding Corporation
1,200,000	7.250%, 12/1/2020	1,241,250
	DCP Midstream Operating, LP
675,000	3.875%, 3/15/2023	509,512
	DCP Midstream, LLC
1,100,000	4.750%, 9/30/2021[g]	855,392
	DTE Electric Company
965,000	3.700%, 3/15/2045	886,673
	DTE Energy Company
265,000	2.400%, 12/1/2019	263,875
	Duke Energy Carolinas, LLC
640,000	3.750%, 6/1/2045	592,739
	Duke Energy Corporation
1,073,000	2.100%, 6/15/2018	1,074,469
	Dynegy, Inc.
1,800,000	6.750%, 11/1/2019	1,692,000
	EDP Finance BV
2,242,000	4.125%, 1/15/2020[g]	2,247,157
	Enel Finance International NV
474,000	6.250%, 9/15/2017[g]	505,065
	Energy Transfer Equity, LP
1,470,000	5.500%, 6/1/2027	1,117,200
	Eversource Energy
565,000	1.600%, 1/15/2018	559,031
	Exelon Generation Company, LLC
1,077,000	5.200%, 10/1/2019	1,160,237
505,000	2.950%, 1/15/2020	503,184
	ITC Holdings Corporation
294,000	4.050%, 7/1/2023	302,036
975,000	5.300%, 7/1/2043	998,379
	Kinder Morgan Energy Partners, LP
1,150,000	3.500%, 3/1/2021	1,029,109
	MidAmerican Energy Holdings Company
700,000	6.500%, 9/15/2037	851,919
	Monongahela Power Company
990,000	5.400%, 12/15/2043[g]	1,102,087

The accompanying Notes to Financial Statements are an integral part of this schedule.

55

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (26.7%)	Value
Utilities (0.5%) - continued
	MPLX LP
$1,450,000	4.875%, 12/1/2024[g]	$1,301,375
	National Rural Utilities Cooperative Finance Corporation
1,500,000	2.300%, 11/1/2020	1,485,471
	NiSource Finance Corporation
2,200,000	5.650%, 2/1/2045	2,528,618
	Northern States Power Company
1,670,000	4.125%, 5/15/2044	1,658,095
	NRG Energy, Inc.
1,100,000	6.625%, 3/15/2023	954,250
	Oncor Electric Delivery Company, LLC
960,000	3.750%, 4/1/2045	797,887
	Pacific Gas & Electric Company
1,301,000	5.625%, 11/30/2017	1,390,666
1,158,000	4.250%, 3/15/2046	1,122,088
	PG&E Corporation
485,000	2.400%, 3/1/2019	483,965
	PPL Capital Funding, Inc.
508,000	3.500%, 12/1/2022	511,768
1,900,000	5.000%, 3/15/2044	1,958,957
	Sempra Energy
1,640,000	6.150%, 6/15/2018	1,790,032
630,000	2.400%, 3/15/2020	617,457
	Southern California Edison Company
375,000	2.400%, 2/1/2022	367,731
	Southwestern Electric Power Company
670,000	3.900%, 4/1/2045	586,669
	Targa Resources Partners, LP
975,000	5.250%, 5/1/2023	789,750
	TransAlta Corporation
1,213,000	1.900%, 6/3/2017	1,178,058
	Williams Companies, Inc.
664,000	7.875%, 9/1/2021	597,605

	Total	46,459,561

	Total Long-Term Fixed Income (cost $2,319,714,712)	2,311,518,837

Shares	Collateral Held for Securities Loaned (2.1%)
182,839,267	Thrivent Cash Management Trust	182,839,267

	Total Collateral Held for Securities Loaned (cost $182,839,267)	182,839,267

Shares or Principal Amount	Short-Term Investments (14.4%)[m]
	Federal Agricultural Mortgage Corporation Discount Notes
3,000,000	0.040%, 1/4/2016	2,999,990
	Federal Home Loan Bank Discount Notes
74,788,000	0.099%, 1/4/2016	74,787,383
35,000,000	0.100%, 1/5/2016	34,999,611
48,085,000	0.102%, 1/6/2016	48,084,318
5,000,000	0.100%, 1/7/2016	4,999,917
102,300,000	0.110%, 1/8/2016	102,297,814
15,000,000	0.105%, 1/11/2016	14,999,563
103,900,000	0.161%, 1/13/2016	103,894,415
50,300,000	0.111%, 1/15/2016	50,297,838
38,000,000	0.130%, 1/20/2016	37,997,387
34,000,000	0.116%, 1/21/2016	33,997,814
31,700,000	0.117%, 1/22/2016	31,697,834
18,000,000	0.233%, 1/26/2016	17,997,083
29,956,000	0.197%, 1/27/2016	29,951,746
15,950,000	0.273%, 2/1/2016	15,946,252
9,000,000	0.280%, 2/2/2016	8,997,760
68,700,000	0.219%, 2/3/2016	68,686,226
25,168,000	0.252%, 2/5/2016	25,161,834
5,200,000	0.340%, 2/9/2016	5,198,085
15,700,000	0.229%, 2/10/2016	15,696,010
17,000,000	0.250%, 2/12/2016	16,995,042
15,000,000	0.310%, 2/16/2016	14,994,058
5,000,000	0.278%, 2/17/2016	4,998,185
43,000,000	0.263%, 2/19/2016	42,984,626
30,000,000	0.265%, 2/22/2016	29,988,517
16,000,000	0.384%, 2/24/2016	15,990,775
25,000,000	0.300%, 2/26/2016	24,988,333
15,000,000	0.340%, 3/9/2016	14,990,367
2,000,000	0.420%, 3/10/2016	1,998,390
3,000,000	0.355%, 3/14/2016	2,997,840
15,000,000	0.355%, 3/15/2016	14,989,054
25,000,000	0.365%, 3/16/2016	24,980,990
3,500,000	0.310%, 3/18/2016	3,497,679
	Federal Home Loan Mortgage Corporation Discount Notes
7,400,000	0.072%, 1/5/2016[n]	7,399,941
9,000,000	0.103%, 1/6/2016[n]	8,999,872
8,241,000	0.082%, 1/8/2016[n]	8,240,870
1,400,000	0.207%, 1/13/2016[n]	1,399,903
1,500,000	0.090%, 1/20/2016[n]	1,499,929
1,500,000	0.250%, 1/27/2016	1,499,729
24,500,000	0.200%, 2/17/2016[n]	24,493,603
	Federal National Mortgage Association Discount Notes
900,000	0.100%, 1/4/2016	899,993
6,400,000	0.070%, 1/8/2016[n]	6,399,913
7,900,000	0.099%, 1/14/2016[n]	7,899,718
20,300,000	0.230%, 1/25/2016[n]	20,296,887
2,000,000	0.200%, 2/10/2016[n]	1,999,556
	Thrivent Cash Management Trust
213,007,058	0.220%	213,007,058

	Total Short-Term Investments (at amortized cost)	1,247,119,708

	Total Investments (cost $9,304,986,487) 110.6%	$9,575,658,858

	Other Assets and Liabilities, Net (10.6%)	(918,404,044)

	Total Net Assets 100.0%	$8,657,254,814

The accompanying Notes to Financial Statements are an integral part of this schedule.

56

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Defaulted security. Interest is not being accrued.
e	Non-income producing security.
f	All or a portion of the security is on loan.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $172,163,105 or 2.0% of total net assets.
h	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2015.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
k	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
l	At December 31, 2015, $1,560,109 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderate Allocation Portfolio as of December 31, 2015 was $103,358,651 or 1.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2015.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$1,399,300
Apidos CLO XVIII, 7/22/2026	6/25/2014	1,396,500
Ares CLO, Ltd., 10/12/2023	5/15/2015	4,400,000
Ares CLO, Ltd., 11/15/2025	11/26/2014	2,750,000
Babson CLO, Ltd., 10/17/2026	8/15/2014	1,399,300
Bayview Opportunity Master Fund Trust, 2/28/2035	2/27/2015	3,424,643
Bayview Opportunity Master Fund Trust, 7/28/2034	3/19/2015	1,374,832
Betony CLO, Ltd., 4/15/2027	2/25/2015	1,260,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	1,400,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	1,398,586
CAM Mortgage, LLC, 7/15/2064	6/24/2015	2,365,851
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	1,400,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	1,400,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	1,400,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	1,400,000
CoBank ACB, 6/15/2022	10/18/2013	478,498
DRB Prime Student Loan Trust, 7/25/2031	9/23/2015	1,405,588
DRB Prime Student Loan Trust, 1/25/2040	12/4/2015	1,072,726
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	1,400,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	88,501
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	4,500,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	1,398,600
Golub Capital Partners CLO 22B, Ltd., 2/20/2027	2/6/2015	2,686,230
Golub Capital Partners CLO 23M, Ltd., 5/5/2027	5/18/2015	1,346,625
Limerock CLO III, LLC, 10/20/2026	10/16/2014	4,500,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	1,523,170
Madison Park Funding, Ltd., 8/15/2022	5/8/2015	4,250,000
Magnetite XII, Ltd., 4/15/2027	2/6/2015	4,425,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	4,513,280
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	1,100,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	4,500,000
Oak Hill Advisors Residential Loan Trust, 1/25/2055	3/5/2015	2,268,627
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	1,400,000
OHA Loan Funding, Ltd., 10/20/2026	11/6/2014	4,488,750
OZLM VIII, Ltd., 10/17/2026	8/7/2014	1,392,020
Pretium Mortgage Credit Partners, LLC, 10/27/2030	10/6/2015	3,027,563
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	3,260,000
Shackleton VII CLO, Ltd., 4/15/2027	3/27/2015	4,500,000
Sunset Mortgage Loan Company, LLC, 9/16/2045	10/2/2015	3,159,655
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	4,466,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

57

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Security	Acquisition Date	Cost
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	$1,369,720
U.S. Residential Opportunity Fund III Trust, 1/27/2035	2/6/2015	1,713,089
Vericrest Opportunity Loan Transferee, 2/25/2055	2/25/2015	1,880,171
Vericrest Opportunity Loan Transferee, 10/25/2058	2/6/2015	2,499,193
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	1,397,900

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

58

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (3.9%)[a]	Value
Basic Materials (0.2%)
	Alpha Natural Resources, Inc., Term Loan
$1,908,335	3.500%, 5/22/2020	$822,168
	Axalta Coating Systems US Holdings, Inc., Term Loan
1,434,190	3.750%, 2/1/2020	1,418,859
	Fortescue Metals Group, Ltd., Term Loan
1,437,072	4.250%, 6/30/2019	1,061,781
	Ineos US Finance, LLC, Term Loan
2,266,009	3.750%, 12/15/2020	2,169,703
	NewPage Corporation, Term Loan
1,023,750	9.500%, 2/11/2021	365,356
	PolyOne Corporation, Term Loan
900,000	3.750%, 11/11/2022	900,000
	Tronox Pigments BV, Term Loan
1,835,609	4.500%, 3/19/2020	1,619,925
	Wausau Paper Corporation, Term Loan
1,277,429	6.500%, 7/30/2020	1,267,848

	Total	9,625,640

Capital Goods (0.1%)
	ADS Waste Holdings, Inc., Term Loan
1,704,228	3.750%, 10/9/2019	1,646,710
	Berry Plastics Group, Inc., Term Loan
3,374,575	3.500%, 2/8/2020	3,304,789
	Silver II Borrower, Term Loan
1,315,978	4.000%, 12/13/2019	1,110,027

	Total	6,061,526

Communications Services (1.4%)
	Altice U.S. Finance I Corporation, Term Loan
1,059,508	4.250%, 2/14/2019	1,041,412
	Atlantic Broadband Penn, LLC, Term Loan
897,790	3.250%, 11/30/2019	888,534
	Birch Communication Inc., Term Loan
1,937,500	7.750%, 7/17/2020	1,850,312
	CCO Safari III, LLC, Term Loan
360,000	3.500%, 1/24/2023	359,251
	Cengage Learning Acquisitions, Term Loan
3,775,784	7.000%, 3/31/2020	3,671,950
	Charter Communications Operating, LLC, Term Loan
448,500	3.000%, 7/1/2020	439,624
	Fairpoint Communications, Term Loan
2,246,475	7.500%, 2/14/2019	2,227,380
	Grande Communications Networks, LLC, Term Loan
1,326,031	4.500%, 5/29/2020	1,298,410
	Hargray Communications Group, Inc., Term Loan
2,365,895	5.250%, 6/26/2019	2,348,884
	IMG Worldwide, Inc., Term Loan
950,000	8.250%, 5/6/2022	826,500
	Integra Telecom Holdings, Inc., Term Loan
1,859,895	5.250%, 8/14/2020	1,794,799
405,757	9.750%, 2/12/2021	392,569
	Intelsat Jackson Holdings SA, Term Loan
2,515,968	3.750%, 6/30/2019	2,373,992
	Level 3 Communications, Inc., Term Loan
2,540,000	4.000%, 1/15/2020	2,529,561
	Level 3 Financing, Inc., Term Loan
840,000	3.500%, 5/31/2022	825,930
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,585,000	4.500%, 1/7/2022	2,497,756
	LTS Buyer, LLC, Term Loan
2,792,087	4.000%, 4/13/2020	2,712,512
72,738	8.000%, 4/12/2021	70,056
	McGraw-Hill Global Education Holdings, LLC, Term Loan
2,733,680	4.750%, 3/22/2019	2,667,607
	NEP Broadcasting, LLC, Term Loan
134,286	10.000%, 7/22/2020	125,557
	NEP/NCP Holdco, Inc., Term Loan
3,355,857	4.250%, 1/22/2020	3,129,337
	NTelos, Inc., Term Loan
662,737	5.750%, 11/9/2019	656,110
	Numericable US, LLC, Term Loan
3,000,000	4.750%, 2/10/2023	2,876,790
	SBA Senior Finance II, LLC, Term Loan
1,830,800	3.250%, 6/10/2022	1,783,309
	Syniverse Holdings, Inc., Term Loan
1,793,615	4.000%, 4/23/2019	1,297,375
	TNS, Inc., Term Loan
834,951	5.000%, 2/14/2020	820,339
	Univision Communications, Inc., Term Loan
2,961,697	4.000%, 3/1/2020	2,893,578
	Virgin Media Investment Holdings, Ltd., Term Loan
1,902,132	3.500%, 6/30/2023	1,860,229
	WideOpenWest Finance, LLC, Term Loan
2,961,719	4.500%, 4/1/2019	2,849,737
	XO Communications, LLC, Term Loan
2,080,780	4.250%, 3/20/2021	2,027,720
	Yankee Cable Acquisition, LLC, Term Loan
1,690,638	4.250%, 3/1/2020	1,663,689
	Zayo Group, LLC, Term Loan
2,646,579	3.750%, 5/6/2021	2,598,835

	Total	55,399,644

Consumer Cyclical (0.7%)
	Amaya BV, Term Loan
2,898,500	5.000%, 8/1/2021	2,710,098
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,094,626	4.250%, 8/13/2021	1,079,575
	Ceridian HCM Holding, Inc., Term Loan
575,847	4.500%, 9/15/2020	487,310

The accompanying Notes to Financial Statements are an integral part of this schedule.

59

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (3.9%)[a]	Value
Consumer Cyclical (0.7%) - continued
	Charter Communications Operating, LLC, Term Loan
$2,193,750	3.000%, 1/3/2021	$2,147,133
	Chrysler Group, LLC, Term Loan
1,492,036	3.500%, 5/24/2017	1,485,605
	Golden Nugget, Inc., Delayed Draw
249,570	5.500%, 11/21/2019	247,074
	Golden Nugget, Inc., Term Loan
582,330	5.500%, 11/21/2019	576,507
	Hilton Worldwide Finance, LLC, Term Loan
1,591,787	3.500%, 10/26/2020	1,587,314
	IMG Worldwide, Inc., Term Loan
2,069,307	5.250%, 5/6/2021	2,029,866
	J.C. Penney Corporation, Inc., Term Loan
1,964,625	6.000%, 5/22/2018	1,926,806
	Las Vegas Sands, LLC, Term Loan
1,960,000	3.250%, 12/19/2020	1,937,950
	Marina District Finance Company, Inc., Term Loan
1,726,688	6.500%, 8/15/2018	1,722,371
	MGM Resorts International, Term Loan
1,391,950	3.500%, 12/20/2019	1,371,071
	Mohegan Tribal Gaming Authority, Term Loan
3,881,191	5.500%, 6/15/2018	3,788,314
	Rite Aid Corporation, Term Loan
695,000	5.750%, 8/21/2020	695,347
	ROC Finance, LLC, Term Loan
2,473,075	5.000%, 6/20/2019	2,295,830
	Scientific Games International, Inc., Term Loan
3,048,561	6.000%, 10/18/2020	2,781,812
655,038	6.000%, 10/1/2021	595,148
	Seminole Indian Tribe of Florida, Term Loan
698,487	3.000%, 4/29/2020	693,249

	Total	30,158,380

Consumer Non-Cyclical (0.5%)
	Albertson’s, Inc., Term Loan
3,477,240	5.500%, 3/21/2019	3,462,462
	Catalina Marketing Corporation, Term Loan
2,717,104	4.500%, 4/9/2021	2,160,097
	CHS/Community Health Systems, Inc., Term Loan
348,494	3.657%, 12/31/2018	343,121
327,060	3.750%, 1/27/2021	318,272
601,781	4.000%, 1/27/2021	591,467
	Endo Luxembourg Finance I Co Sarl, Term Loan
1,655,000	3.750%, 9/26/2022	1,630,870
	JBS USA, LLC, Term Loan
1,508,730	3.750%, 5/25/2018	1,499,300
	Ortho-Clinical Diagnostics, Inc., Term Loan
3,143,162	4.750%, 6/30/2021	2,652,043
	Sterigenics-Nordion Holdings, LLC, Term Loan
1,082,288	4.250%, 5/16/2022	1,049,819
	Supervalu, Inc., Term Loan
4,204,838	4.500%, 3/21/2019	4,142,649
	Valeant Pharmaceuticals International, Inc., Term Loan
2,493,719	4.000%, 4/1/2022[b,c]	2,393,346

	Total	20,243,446

Energy (0.2%)
	Arch Coal, Inc., Term Loan
2,618,289	6.250%, 5/16/2018	1,152,780
	Energy Solutions, LLC, Term Loan
515,821	6.750%, 5/29/2020	386,866
	Expro Holdings UK 2, Ltd., Term Loan
740,625	5.750%, 9/2/2021	491,901
	Fieldwood Energy, LLC, Term Loan
879,760	3.875%, 10/1/2018	571,844
389,261	8.375%, 9/30/2020	58,389
	Houston Fuel Oil Terminal, LLC, Term Loan
1,851,612	4.250%, 8/19/2021	1,703,484
	McJunkin Red Man Corporation, Term Loan
1,216,868	4.750%, 11/8/2019	1,113,434
	Offshore Group Investment, Ltd., Term Loan
1,803,750	0.000%, 3/28/2019[d]	362,247
	Pacific Drilling SA, Term Loan
1,248,000	4.500%, 6/3/2018	533,520
	Targa Resources Partners, LP, Term Loan
158,140	5.750%, 2/27/2022	153,000

	Total	6,527,465

Financials (0.2%)
	DJO Finance, LLC, Term Loan
947,625	4.250%, 6/7/2020	919,490
	GEO Group, Inc., Term Loan
448,500	3.250%, 4/3/2020	444,387
	Harland Clarke Holdings Corporation, Term Loan
2,184,375	7.000%, 5/22/2018	2,109,735
237,500	6.000%, 8/4/2019	226,219
	MoneyGram International, Inc., Term Loan
1,789,400	4.250%, 3/27/2020	1,629,839
	WaveDivision Holdings, LLC, Term Loan
2,439,550	4.000%, 10/15/2019	2,396,858

	Total	7,726,528

Technology (0.3%)
	Avago Technologies Cayman Finance, Ltd., Term Loan
5,000,000	0.000%, 11/13/2022[b,c]	4,940,650
	First Data Corporation, Term Loan
2,090,000	3.918%, 3/23/2018	2,060,092
1,040,000	3.918%, 9/24/2018	1,024,400
600,000	4.168%, 7/8/2022	590,850
	Infor US, Inc., Term Loan
1,783,486	3.750%, 6/3/2020	1,670,538

The accompanying Notes to Financial Statements are an integral part of this schedule.

60

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (3.9%)[a]	Value
Technology (0.3%) - continued
	Merrill Communications, LLC, Term Loan
$8,144	6.250%, 6/1/2022	$6,922
	NXP BV, Term Loan
1,250,000	3.750%, 12/7/2020	1,242,813
	SS&C European Holdings SARL, Term Loan
644,036	4.007%, 7/8/2022	638,400
94,780	4.018%, 7/8/2022	93,951

	Total	12,268,616

Transportation (0.2%)
	American Airlines, Inc., Term Loan
1,901,138	3.250%, 6/27/2020	1,869,350
	OSG Bulk Ships, Inc., Term Loan
1,182,000	5.250%, 8/5/2019	1,131,765
	United Airlines, Inc., Term Loan
1,118,375	3.250%, 4/1/2019	1,108,388
87,187	3.500%, 9/15/2021	86,577
	XPO Logistics, Inc., Term Loan
3,000,000	5.500%, 11/1/2021	2,983,740

	Total	7,179,820

Utilities (0.1%)
	Calpine Corporation, Term Loan
2,017,237	4.000%, 10/9/2019	1,961,764
243,756	4.000%, 10/31/2020	237,053
335,414	3.500%, 5/27/2022	319,146
	Intergen NV, Term Loan
872,625	5.500%, 6/15/2020	786,453

	Total	3,304,416

	Total Bank Loans (cost $170,279,759)	158,495,481

	Long-Term Fixed Income (38.4%)
Asset-Backed Securities (1.6%)
	Access Group, Inc.
1,222,968	0.922%, 2/25/2036[e,f]	1,192,025
	Ares CLO, Ltd.
2,800,000	1.611%, 10/12/2023*,f	2,786,497
1,500,000	1.842%, 11/15/2025*,f	1,486,261
	BA Credit Card Trust
1,100,000	0.711%, 6/15/2021[f]	1,098,098
	Bayview Opportunity Master Fund Trust
2,055,832	3.721%, 2/28/2035*	2,053,634
1,177,186	3.721%, 7/28/2035[e,g]	1,176,237
	Betony CLO, Ltd.
750,000	1.831%, 4/15/2027*,f	741,870
	CAM Mortgage, LLC
1,419,511	3.500%, 7/15/2064*,g	1,418,207
	Capital One Multi-Asset Execution Trust
1,350,000	0.711%, 1/18/2022[f]	1,342,894
	Chase Issuance Trust
850,000	1.590%, 2/18/2020	849,882
1,625,000	1.620%, 7/15/2020	1,619,475
	Chesapeake Funding, LLC
1,142,184	0.719%, 1/7/2025[e,f]	1,141,689
	Countrywide Asset-Backed Certificates
1,051,163	5.530%, 4/25/2047	1,145,067
	DRB Prime Student Loan Trust
937,209	3.170%, 7/25/2031*	937,822
1,000,000	3.200%, 1/25/2040*	971,500
	Edlinc Student Loan Funding Trust
956,030	3.200%, 10/1/2025*,f	956,282
	FirstEnergy Ohio PIRB Special Purpose Trust
611,833	0.679%, 1/15/2019	611,053
	Ford Credit Auto Owner Trust
810,000	2.260%, 11/15/2025[e]	816,534
	Golden Credit Card Trust
1,000,000	0.761%, 9/15/2018[e,f]	999,474
	GoldenTree Loan Opportunities IX, Ltd.
825,000	1.804%, 10/29/2026*,f	815,902
	Golub Capital Partners CLO 23M, Ltd.
800,000	1.771%, 5/5/2027*,f	790,415
	Lehman XS Trust
3,660,582	5.440%, 8/25/2035[g]	3,275,934
	Morgan Stanley Bank of America Merrill Lynch Trust
3,400,000	3.176%, 8/15/2045	3,451,797
3,400,000	3.246%, 12/15/2047	3,397,290
	Morgan Stanley Capital, Inc.
1,853,474	0.572%, 2/25/2037[f]	1,019,108
	OZLM VIII, Ltd.
825,000	1.755%, 10/17/2026*,f	815,546
	Pretium Mortgage Credit Partners, LLC
1,857,228	4.125%, 10/27/2030*	1,840,492
	Race Point IX CLO, Ltd.
1,925,000	1.831%, 4/15/2027*,f	1,913,651
	Renaissance Home Equity Loan Trust
5,500,000	6.011%, 5/25/2036[g]	3,825,888
2,420,415	5.580%, 11/25/2036[g]	1,262,895
	SLM Student Loan Trust
1,756,107	0.931%, 8/15/2022[e,f]	1,751,066
794,665	0.720%, 4/25/2023[e,f]	793,484
1,350,000	1.381%, 5/17/2027[e,f]	1,339,480
	Sunset Mortgage Loan Company, LLC
1,805,517	4.459%, 9/16/2045*,g	1,798,385
	U.S. Small Business Administration
396,550	3.191%, 3/10/2024	411,829
	Vericrest Opportunity Loan Transferee
1,667,930	3.375%, 10/25/2058*,g	1,638,923
2,547,609	3.500%, 6/26/2045[e]	2,508,853
2,639,333	3.500%, 6/26/2045[e,g]	2,600,788
2,004,318	3.625%, 7/25/2045[e,g]	1,975,835
1,148,434	3.500%, 2/25/2055*,g	1,132,894
	Volvo Financial Equipment, LLC
380,048	0.740%, 3/15/2017[e]	379,856
	World Financial Network Credit Card Master Trust
1,950,000	0.910%, 3/16/2020	1,948,434

The accompanying Notes to Financial Statements are an integral part of this schedule.

61

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (38.4%)	Value
Asset-Backed Securities (1.6%) - continued
	World Omni Master Owner Trust
$1,620,000	0.681%, 2/15/2018[e,f]	$1,619,725

	Total	65,652,971

Basic Materials (0.3%)
	Albemarle Corporation
230,000	3.000%, 12/1/2019	225,597
	ArcelorMittal SA
1,300,000	6.500%, 3/1/2021[h]	1,046,357
	Corporacion Nacional del Cobre de Chile
1,135,000	4.500%, 9/16/2025[e,h]	1,068,814
	First Quantum Minerals, Ltd.
847,000	6.750%, 2/15/2020[e]	546,315
847,000	7.000%, 2/15/2021[e]	531,492
	Freeport-McMoRan, Inc.
1,759,000	2.375%, 3/15/2018	1,372,020
822,000	3.875%, 3/15/2023	468,540
	Georgia-Pacific, LLC
535,000	2.539%, 11/15/2019[e]	531,922
	Glencore Funding, LLC
395,000	1.377%, 4/16/2018[e,f]	333,302
	Packaging Corporation of America
1,075,000	4.500%, 11/1/2023	1,128,777
	Sappi Papier Holding GmbH
845,000	6.625%, 4/15/2021[e]	853,450
	Xstrata Finance Canada, Ltd.
1,130,000	2.700%, 10/25/2017[e]	1,033,950
	Yamana Gold, Inc.
890,000	4.950%, 7/15/2024	754,705

	Total	9,895,241

Capital Goods (0.5%)
	Ball Corporation
1,000,000	4.375%, 12/15/2020	1,015,625
	Building Materials Corporation of America
1,575,000	6.000%, 10/15/2025[e]	1,606,500
	Case New Holland, Inc.
1,100,000	7.875%, 12/1/2017	1,163,250
	Crown Americas Capital Corporation IV
1,450,000	4.500%, 1/15/2023	1,417,375
	General Electric Company
1,422,000	4.200%, 12/15/2049[i]	1,414,890
	Huntington Ingalls Industries, Inc.
1,200,000	5.000%, 11/15/2025[e]	1,218,000
	L-3 Communications Corporation
992,000	1.500%, 5/28/2017	979,710
	Lockheed Martin Corporation
380,000	1.850%, 11/23/2018	379,328
512,000	2.500%, 11/23/2020	508,963
1,024,000	4.500%, 5/15/2036	1,036,693
	Martin Marietta Materials, Inc.
750,000	1.703%, 6/30/2017[f]	744,782
	Northrop Grumman Corporation
1,010,000	3.850%, 4/15/2045	907,573
	Owens-Brockway Glass Container, Inc.
970,000	5.000%, 1/15/2022[e]	948,175
	Pentair Finance SA
1,100,000	2.900%, 9/15/2018	1,095,076
345,000	3.625%, 9/15/2020	344,660
	Reynolds Group Issuer, Inc.
1,612,019	5.750%, 10/15/2020	1,639,730
	Roper Industries, Inc.
1,316,000	2.050%, 10/1/2018	1,307,471
	Textron, Inc.
680,000	5.600%, 12/1/2017	722,754
825,000	7.250%, 10/1/2019	938,680
545,000	5.950%, 9/21/2021	609,880
	United Rentals North America, Inc.
1,450,000	5.500%, 7/15/2025	1,406,500
	Waste Management, Inc.
260,000	3.125%, 3/1/2025	253,038

	Total	21,658,653

Collateralized Mortgage Obligations (1.7%)
	Alm Loan Funding CLO
825,000	1.745%, 10/17/2026*,f	815,886
	Alternative Loan Trust
1,696,866	6.000%, 6/25/2036	1,544,152
	Apidos CLO XVIII
825,000	1.732%, 7/22/2026*,[f]	818,475
	Babson CLO, Ltd.
825,000	1.707%, 10/17/2026*,f	812,654
	Birchwood Park CLO, Ltd.
825,000	1.761%, 7/15/2026*,f	816,110
	BlueMountain CLO, Ltd.
825,000	1.801%, 10/15/2026*,f	817,562
	Carlyle Global Market Strategies CLO, Ltd.
825,000	1.617%, 7/20/2023*,f	821,176
825,000	1.821%, 10/15/2026*,f	818,826
	Cent CLO 16, LP
825,000	1.579%, 8/1/2024*,f	821,776
	Cent CLO 22, Ltd.
825,000	1.824%, 11/7/2026*,f	815,094
	Citigroup Mortgage Loan Trust, Inc.
528,996	5.500%, 11/25/2035	505,669
	CitiMortgage Alternative Loan Trust
1,813,413	5.750%, 4/25/2037	1,555,613
	Countrywide Alternative Loan Trust
2,226,727	2.609%, 10/25/2035	1,957,279
1,050,146	6.500%, 8/25/2036	791,276
348,977	6.000%, 1/25/2037	320,715
3,542,159	5.500%, 5/25/2037	3,005,717
2,248,699	7.000%, 10/25/2037	1,577,218
	Countrywide Home Loans, Inc.
639,980	5.750%, 4/25/2037	585,455
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
183,639	5.500%, 10/25/2021	177,760
510,705	6.000%, 10/25/2021	452,661
	Dryden 34 Senior Loan Fund CLO
825,000	1.751%, 10/15/2026*,f	815,883
	Federal Home Loan Mortgage Corporation
7,996,034	3.000%, 4/15/2028[j]	785,482
5,506,216	3.000%, 2/15/2033[j]	677,454

The accompanying Notes to Financial Statements are an integral part of this schedule.

62

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (38.4%)	Value
Collateralized Mortgage Obligations (1.7%) - continued
	Federal National Mortgage Association
$11,297,992	3.500%, 1/25/2033[j]	$1,521,372
	Galaxy XX CLO, Ltd.
2,650,000	1.731%, 7/20/2027*,f	2,616,271
	Golub Capital Partners CLO 22B, Ltd.
1,575,000	1.813%, 2/20/2027*,f	1,556,694
	Greenpoint Mortgage Funding Trust
1,283,251	0.622%, 10/25/2045[f]	1,007,919
	HomeBanc Mortgage Trust
1,036,355	2.229%, 4/25/2037	781,263
	IndyMac INDX Mortgage Loan Trust
2,395,979	1.062%, 7/25/2045[f]	2,072,347
	J.P. Morgan Mortgage Trust
163,763	2.691%, 10/25/2036	147,353
2,635,217	0.802%, 1/25/2037[f]	1,615,097
2,857,675	6.250%, 8/25/2037	2,215,371
	Limerock CLO III, LLC
2,500,000	1.817%, 10/20/2026*,f	2,481,798
	Madison Park Funding XIV CLO, Ltd.
900,000	1.767%, 7/20/2026*,f	891,261
	Madison Park Funding, Ltd.
2,975,000	1.652%, 8/15/2022*,f	2,962,435
	Magnetite XII, Ltd.
2,600,000	1.821%, 4/15/2027*,f	2,571,078
	MASTR Alternative Loans Trust
433,305	6.500%, 7/25/2034	443,460
1,930,399	0.872%, 12/25/2035[f]	966,386
	Merrill Lynch Alternative Note Asset Trust
404,661	6.000%, 3/25/2037	364,339
	Mountain View CLO, Ltd.
2,625,000	1.739%, 7/15/2027*,f	2,570,434
	Neuberger Berman CLO, Ltd.
700,000	1.804%, 8/4/2025*,f	691,821
	NZCG Funding CLO, Ltd.
2,650,000	1.873%, 4/27/2027*,f	2,624,800
	Octagon Investment Partners XX CLO, Ltd.
825,000	1.796%, 8/12/2026*,f	814,258
	OHA Loan Funding, Ltd.
2,500,000	1.817%, 10/20/2026*,f	2,474,162
	RALI Trust
4,403,039	0.602%, 11/25/2036[f]	3,198,389
	Residential Accredit Loans, Inc. Trust
743,756	5.750%, 9/25/2035	669,982
	Residential Asset Securitization Trust
2,939,031	0.802%, 8/25/2037[f]	873,307
	Sequoia Mortgage Trust
2,782,229	2.822%, 9/20/2046	2,225,899
	Shackleton VII CLO, Ltd.
2,650,000	1.861%, 4/15/2027*,f	2,637,772
	Symphony CLO XV, Ltd.
2,500,000	1.765%, 10/17/2026*,f	2,467,342
	Symphony CLO VIII, Ltd.
807,156	1.419%, 1/9/2023*,f	804,126
	Voya CLO 3, Ltd.
825,000	1.740%, 7/25/2026*,f	815,913
	WaMu Mortgage Pass Through Certificates
413,835	2.408%, 9/25/2036	373,150
394,324	2.431%, 10/25/2036	352,463
1,288,620	2.176%, 11/25/2036	1,116,391
1,952,667	1.825%, 1/25/2037	1,643,646

	Total	72,678,192

Commercial Mortgage-Backed Securities (1.6%)
	Commercial Mortgage Pass-Through Certificates
2,340,000	1.326%, 6/8/2030[e,f]	2,337,158
	Credit Suisse First Boston Mortgage Securities
4,600,000	5.542%, 1/15/2049	4,703,225
	Credit Suisse Mortgage Capital Certificates
3,300,000	5.509%, 9/15/2039	3,361,705
	Federal National Mortgage Association
1,106,976	1.272%, 1/25/2017	1,107,018
	Greenwich Capital Commercial Funding Corporation
3,100,000	5.867%, 12/10/2049	3,220,326
	GS Mortgage Securities Trust
4,000,000	3.666%, 9/10/2047	4,101,340
4,025,000	3.506%, 10/10/2048	4,025,841
4,200,000	3.734%, 11/10/2048	4,280,488
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,450,000	1.281%, 12/15/2028[e,f]	1,449,937
1,750,000	3.507%, 5/15/2045	1,804,591
2,300,000	5.695%, 2/12/2049	2,370,007
	JPMBB Commercial Mortgage Securities Trust
2,850,000	3.231%, 1/15/2048	2,829,407
4,025,000	3.598%, 11/15/2048	4,048,418
	Morgan Stanley Bank of America Merrill Lynch Trust
4,050,000	3.635%, 10/15/2028	4,082,988
4,100,000	3.753%, 12/15/2047	4,170,691
	Morgan Stanley Capital, Inc.
4,150,000	5.406%, 3/15/2044	4,259,814
	SCG Trust
700,000	1.731%, 11/15/2026[e,f]	702,209
	UBS Commercial Mortgage Trust
5,100,000	3.400%, 5/10/2045	5,193,346
	Wells Fargo Commercial Mortgage Trust
2,500,000	3.617%, 9/15/2057	2,524,346
2,250,000	3.839%, 9/15/2058	2,309,271
	WFRBS Commercial Mortgage Trust
2,800,000	2.870%, 11/15/2045	2,773,107

	Total	65,655,233

Communications Services (1.4%)
	21st Century Fox America, Inc.
1,205,000	6.900%, 3/1/2019	1,368,682
	AMC Networks, Inc.
1,500,000	4.750%, 12/15/2022	1,500,000
	America Movil SAB de CV
750,000	1.502%, 9/12/2016[f]	749,990

The accompanying Notes to Financial Statements are an integral part of this schedule.

63

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (38.4%)	Value
Communications Services (1.4%) - continued
$829,000	5.000%, 10/16/2019	$895,465
	American Tower Corporation
105,000	2.800%, 6/1/2020	103,792
1,400,000	3.450%, 9/15/2021	1,406,863
	AT&T, Inc.
360,000	1.533%, 6/30/2020[f]	357,426
963,000	3.875%, 8/15/2021	993,500
805,000	3.000%, 6/30/2022	785,695
950,000	5.550%, 8/15/2041	954,627
546,000	4.750%, 5/15/2046	499,915
	British Sky Broadcasting Group plc
880,000	2.625%, 9/16/2019[e]	875,934
	CBS Corporation
780,000	4.000%, 1/15/2026	760,608
	CCO Holdings, LLC
1,500,000	7.375%, 6/1/2020	1,561,875
	CCO Safari II, LLC
1,010,000	6.834%, 10/23/2055[e]	995,088
630,000	3.579%, 7/23/2020[e]	626,226
540,000	4.908%, 7/23/2025[e]	539,475
	CenturyLink, Inc.
1,150,000	6.450%, 6/15/2021	1,121,250
	Clear Channel Worldwide Holdings, Inc.
1,070,000	6.500%, 11/15/2022	1,043,250
	Columbus International, Inc.
1,175,000	7.375%, 3/30/2021[e]	1,163,250
	Comcast Corporation
2,190,000	4.400%, 8/15/2035	2,203,048
418,000	4.650%, 7/15/2042	425,357
1,552,000	4.750%, 3/1/2044	1,612,075
	Cox Communications, Inc.
496,000	9.375%, 1/15/2019[e]	574,682
800,000	3.850%, 2/1/2025[e]	732,929
	Crown Castle International Corporation
1,270,000	5.250%, 1/15/2023	1,335,088
	Crown Castle Towers, LLC
480,000	4.174%, 8/15/2017[e]	490,816
	Digicel, Ltd.
650,000	6.000%, 4/15/2021[e]	547,625
	DIRECTV Holdings, LLC
600,000	5.875%, 10/1/2019	669,678
1,792,000	6.350%, 3/15/2040	1,924,235
1,000,000	5.150%, 3/15/2042	932,337
	FairPoint Communications, Inc.
970,000	8.750%, 8/15/2019[e]	955,450
	Frontier Communications Corporation
940,000	8.875%, 9/15/2020[e]	951,750
	Hughes Satellite Systems Corporation
1,350,000	6.500%, 6/15/2019	1,454,625
	Intelsat Jackson Holdings SA
1,500,000	7.250%, 4/1/2019	1,376,250
	Level 3 Communications, Inc.
660,000	5.375%, 1/15/2024[e]	663,300
	McGraw Hill Financial, Inc.
1,024,000	3.300%, 8/14/2020	1,032,750
	McGraw-Hill Global Education Holdings, LLC
1,000,000	9.750%, 4/1/2021	1,060,000
	Numericable-SFR
1,450,000	6.000%, 5/15/2022[e]	1,406,500
	SES Global Americas Holdings GP
620,000	2.500%, 3/25/2019[e]	611,440
	Sprint Corporation
1,405,000	7.625%, 2/15/2025	1,025,650
	Telefonica Emisiones SAU
858,000	3.192%, 4/27/2018	874,647
	Time Warner Entertainment Company, LP
1,341,000	8.375%, 3/15/2023	1,646,867
	Time Warner, Inc.
1,982,000	3.600%, 7/15/2025	1,929,435
780,000	6.250%, 3/29/2041	866,247
	T-Mobile USA, Inc.
1,450,000	6.125%, 1/15/2022	1,489,875
	Unitymedia Hessen GmbH & Company KG
875,000	5.500%, 1/15/2023[e]	872,813
	Univision Communications, Inc.
970,000	5.125%, 5/15/2023[e]	933,625
500,000	5.125%, 2/15/2025[e]	475,000
	UPCB Finance V, Ltd.
1,350,000	7.250%, 11/15/2021[e]	1,434,375
	Verizon Communications, Inc.
1,250,000	4.672%, 3/15/2055	1,085,251
590,000	1.296%, 6/17/2019[f]	585,999
1,655,000	3.000%, 11/1/2021	1,650,348
2,304,000	5.150%, 9/15/2023	2,532,847
508,000	5.050%, 3/15/2034	506,130
859,000	4.272%, 1/15/2036	775,504
1,196,000	4.522%, 9/15/2048	1,069,579

	Total	59,017,038

Consumer Cyclical (0.8%)
	Automatic Data Processing, Inc.
375,000	3.375%, 9/15/2025	382,283
	Cinemark USA, Inc.
1,500,000	4.875%, 6/1/2023	1,462,500
	CVS Health Corporation
235,000	2.250%, 8/12/2019	234,691
1,900,000	4.875%, 7/20/2035	1,961,733
508,000	6.125%, 9/15/2039	593,184
	Delphi Automotive plc
1,280,000	3.150%, 11/19/2020	1,278,345
	Ford Motor Company
515,000	7.450%, 7/16/2031	635,517
	Ford Motor Credit Company, LLC
1,150,000	5.000%, 5/15/2018	1,207,954
950,000	2.551%, 10/5/2018	943,254
1,050,000	2.597%, 11/4/2019	1,030,930
	General Motors Company
992,000	6.250%, 10/2/2043	1,048,084
	General Motors Financial Company, Inc.
1,500,000	3.250%, 5/15/2018	1,507,509
770,000	3.700%, 11/24/2020	772,083
1,240,000	4.300%, 7/13/2025	1,202,415
	Hilton Worldwide Finance, LLC
1,450,000	5.625%, 10/15/2021	1,502,562

The accompanying Notes to Financial Statements are an integral part of this schedule.

64

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (38.4%)	Value
Consumer Cyclical (0.8%) - continued
	Home Depot, Inc.
$536,000	2.625%, 6/1/2022	$535,440
	Hyundai Capital America
768,000	2.400%, 10/30/2018[e]	765,618
768,000	3.000%, 10/30/2020[e]	764,334
	Jaguar Land Rover Automotive plc
1,500,000	5.625%, 2/1/2023[e]	1,515,000
	KB Home
1,141,000	4.750%, 5/15/2019	1,106,770
	L Brands, Inc.
1,500,000	5.625%, 2/15/2022	1,593,750
	Lennar Corporation
1,500,000	4.125%, 12/1/2018	1,507,500
1,485,000	4.875%, 12/15/2023	1,477,575
	Live Nation Entertainment, Inc.
1,500,000	5.375%, 6/15/2022[e]	1,477,500
	Macy’s Retail Holdings, Inc.
375,000	4.375%, 9/1/2023	373,527
	McDonald’s Corporation
730,000	2.750%, 12/9/2020	729,497
	MGM Resorts International
1,450,000	6.000%, 3/15/2023[h]	1,439,125
	Six Flags Entertainment Corporation
970,000	5.250%, 1/15/2021[e]	982,125
	Toll Brothers Finance Corporation
580,000	8.910%, 10/15/2017	646,700
432,000	4.000%, 12/31/2018	440,640

	Total	31,118,145

Consumer Non-Cyclical (1.4%)
	AbbVie, Inc.
920,000	2.500%, 5/14/2020	910,750
650,000	3.600%, 5/14/2025	641,508
	Actavis Funding SCS
760,000	4.550%, 3/15/2035	738,611
668,000	4.850%, 6/15/2044	660,933
	Altria Group, Inc.
2,100,000	2.850%, 8/9/2022	2,047,250
	Amgen, Inc.
330,000	2.125%, 5/1/2020	325,500
1,075,000	2.700%, 5/1/2022	1,043,179
475,000	3.125%, 5/1/2025	451,235
	B&G Foods, Inc.
1,055,000	4.625%, 6/1/2021	1,044,450
	BAT International Finance plc
480,000	1.022%, 6/15/2018[e,f]	479,349
	Becton, Dickinson and Company
1,331,000	6.375%, 8/1/2019	1,502,486
	Biogen, Inc.
810,000	3.625%, 9/15/2022	818,972
	Boston Scientific Corporation
435,000	6.000%, 1/15/2020	483,029
1,030,000	4.125%, 10/1/2023	1,042,157
525,000	3.850%, 5/15/2025	516,573
	Bunge Limited Finance Corporation
762,000	8.500%, 6/15/2019	881,924
590,000	3.500%, 11/24/2020	586,716
	Cardinal Health, Inc.
260,000	1.950%, 6/15/2018	259,323
402,000	4.900%, 9/15/2045	407,247
	Celgene Corporation
1,185,000	2.875%, 8/15/2020	1,176,068
260,000	3.550%, 8/15/2022	262,528
1,185,000	5.000%, 8/15/2045	1,189,607
	CHS/Community Health Systems, Inc.
1,500,000	7.125%, 7/15/2020	1,494,375
	Church & Dwight Company, Inc.
310,000	2.450%, 12/15/2019	308,381
	Cigna Corporation
775,000	5.375%, 2/15/2042	849,671
	EMD Finance, LLC
515,000	0.876%, 3/17/2017[e,f]	513,421
1,128,000	2.950%, 3/19/2022[e]	1,088,352
	Endo Finance, LLC
750,000	6.000%, 2/1/2025[e]	738,750
	Forest Laboratories, Inc.
1,000,000	4.375%, 2/1/2019[e]	1,047,576
	Fresenius Medical Care US Finance II, Inc.
1,500,000	5.875%, 1/31/2022[e]	1,605,000
	Gilead Sciences, Inc.
260,000	2.550%, 9/1/2020	259,901
	Grifols Worldwide Operations, Ltd.
975,000	5.250%, 4/1/2022	979,875
	H. J. Heinz Company
1,000,000	3.500%, 7/15/2022[e]	1,006,895
	HCA, Inc.
1,450,000	3.750%, 3/15/2019	1,460,875
200,000	4.750%, 5/1/2023	198,000
	Imperial Tobacco Finance plc
1,250,000	2.950%, 7/21/2020[e]	1,252,450
	JBS USA, LLC
1,450,000	5.750%, 6/15/2025[e]	1,261,500
	JM Smucker Company
1,124,000	4.375%, 3/15/2045	1,094,281
	Kraft Foods Group, Inc.
1,070,000	5.000%, 6/4/2042	1,077,373
	Laboratory Corporation of America Holdings
360,000	2.625%, 2/1/2020	355,411
1,025,000	4.700%, 2/1/2045	936,497
	McKesson Corporation
1,024,000	3.796%, 3/15/2024	1,029,354
650,000	4.883%, 3/15/2044	649,676
	Mead Johnson Nutrition Company
512,000	3.000%, 11/15/2020	511,845
	Medco Health Solutions, Inc.
550,000	7.125%, 3/15/2018	607,990
	Medtronic plc
2,570,000	4.375%, 3/15/2035	2,597,864
	Merck & Company, Inc.
385,000	0.716%, 2/10/2020[f]	382,636
260,000	3.700%, 2/10/2045	240,097
	Mondelez International, Inc.
418,000	0.849%, 2/1/2019[f]	410,657
	Mylan NV
1,020,000	3.000%, 12/15/2018[e]	1,017,749
400,000	3.750%, 12/15/2020[e]	400,419
	Pfizer, Inc.
800,000	5.800%, 8/12/2023	935,514

The accompanying Notes to Financial Statements are an integral part of this schedule.

65

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (38.4%)	Value
Consumer Non-Cyclical (1.4%) - continued
	Quintiles Transnational Holdings, Inc.
$500,000	4.875%, 5/15/2023[e]	$502,500
	Reynolds American, Inc.
604,000	2.300%, 8/21/2017[e]	608,701
1,563,000	5.700%, 8/15/2035	1,712,764
	Roche Holdings, Inc.
768,000	4.000%, 11/28/2044[e]	778,544
	SABMiller Holdings, Inc.
536,000	3.750%, 1/15/2022[e]	551,267
536,000	4.950%, 1/15/2042[e]	544,408
	Safeway, Inc.
58,000	3.400%, 12/1/2016	57,420
	Spectrum Brands Escrow Corporation
640,000	6.375%, 11/15/2020	680,000
	Spectrum Brands, Inc.
640,000	5.750%, 7/15/2025[e]	656,000
	Tenet Healthcare Corporation
1,650,000	8.125%, 4/1/2022	1,645,875
	Teva Pharmaceutical Finance Company BV
768,000	2.950%, 12/18/2022	735,243
	TreeHouse Foods, Inc.
970,000	4.875%, 3/15/2022[h]	923,925
	UnitedHealth Group, Inc.
1,370,000	4.625%, 7/15/2035	1,422,222
	VRX Escrow Corporation
750,000	6.125%, 4/15/2025[e]	669,375
	WM Wrigley Jr. Company
705,000	2.000%, 10/20/2017[e]	706,142
	Zoetis, Inc.
1,024,000	3.450%, 11/13/2020	1,025,193

	Total	57,001,359

Energy (0.9%)
	Anadarko Petroleum Corporation
1,025,000	6.200%, 3/15/2040	943,047
	Boardwalk Pipelines, Ltd.
888,000	5.875%, 11/15/2016	896,611
	BP Capital Markets plc
1,003,000	3.062%, 3/17/2022	982,823
1,100,000	3.535%, 11/4/2024	1,069,892
	Buckeye Partners, LP
846,000	2.650%, 11/15/2018	813,888
	Cameron International Corporation
1,150,000	4.000%, 12/15/2023	1,155,108
	Canadian Natural Resources, Ltd.
1,005,000	3.450%, 11/15/2021	947,090
680,000	6.250%, 3/15/2038	618,924
	CNOOC Nexen Finance
762,000	1.625%, 4/30/2017	757,592
	CNPC General Capital, Ltd.
446,000	2.750%, 4/19/2017[e]	450,708
	Columbia Pipeline Group, Inc.
995,000	2.450%, 6/1/2018[e]	972,829
	Concho Resources, Inc.
1,412,019	5.500%, 10/1/2022	1,284,937
	Crestwood Midstream Partners, LP
850,000	6.125%, 3/1/2022	590,750
	Devon Energy Corporation
765,000	3.250%, 5/15/2022[h]	650,278
512,000	5.850%, 12/15/2025[h]	497,943
	Enbridge Energy Partners, LP
1,280,000	4.375%, 10/15/2020	1,248,664
	Enbridge, Inc.
400,000	0.866%, 6/2/2017[f]	391,769
	Energy Transfer Partners, LP
2,084,000	4.650%, 6/1/2021	1,956,555
765,000	4.900%, 3/15/2035	556,240
	Enterprise Products Operating, LLC
1,200,000	5.250%, 1/31/2020	1,263,752
758,000	5.100%, 2/15/2045	634,930
	EQT Corporation
500,000	5.150%, 3/1/2018	520,264
754,000	8.125%, 6/1/2019	814,460
	Halliburton Company
765,000	4.850%, 11/15/2035	751,506
765,000	5.000%, 11/15/2045	756,235
	Kinder Morgan, Inc.
714,000	5.300%, 12/1/2034	562,661
510,000	5.550%, 6/1/2045	398,121
	Magellan Midstream Partners, LP
255,000	4.200%, 3/15/2045	185,701
	Marathon Oil Corporation
1,350,000	2.700%, 6/1/2020	1,190,353
	Marathon Petroleum Corporation
375,000	3.400%, 12/15/2020	368,282
500,000	4.750%, 9/15/2044	408,698
	MEG Energy Corporation
1,500,000	6.500%, 3/15/2021[e]	1,050,000
	Noble Energy, Inc.
1,400,000	5.625%, 5/1/2021	1,369,462
	Petrobras International Finance Company
1,265,000	5.750%, 1/20/2020	993,025
	Petroleos Mexicanos
515,000	3.500%, 1/30/2023	449,338
437,000	2.378%, 4/15/2025	436,274
	Pioneer Natural Resources Company
278,000	3.450%, 1/15/2021	256,692
500,000	4.450%, 1/15/2026	450,207
	Regency Energy Partners, LP
1,450,000	5.000%, 10/1/2022	1,284,522
	Sabine Pass Liquefaction, LLC
1,440,000	5.625%, 3/1/2025[e]	1,218,600
	Schlumberger Holdings Corporation
375,000	3.000%, 12/21/2020[e]	370,155
1,024,000	4.000%, 12/21/2025[e]	1,010,462
	Shell International Finance BV
360,000	0.806%, 5/11/2020[f]	354,727
	Suncor Energy, Inc.
780,000	3.600%, 12/1/2024	734,665
	Sunoco Logistics Partners Operations, LP
1,730,000	4.400%, 4/1/2021	1,676,493

	Total	36,295,233

Financials (3.1%)
	Abbey National Treasury Services plc
456,000	3.050%, 8/23/2018	467,897

The accompanying Notes to Financial Statements are an integral part of this schedule.

66

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (38.4%)	Value
Financials (3.1%) - continued
	ABN AMRO Bank NV
$1,050,000	4.750%, 7/28/2025[e]	$1,046,535
	ACE INA Holdings, Inc.
1,024,000	2.300%, 11/3/2020	1,016,636
737,000	4.350%, 11/3/2045	748,889
	AerCap Ireland Capital, Ltd.
1,470,000	5.000%, 10/1/2021	1,514,100
	Air Lease Corporation
625,000	2.125%, 1/15/2018	614,063
198,000	2.625%, 9/4/2018	195,715
	Ally Financial, Inc.
960,000	3.750%, 11/18/2019	946,800
550,000	4.125%, 3/30/2020	547,250
	American Express Credit Corporation
590,000	1.083%, 3/18/2019[f]	583,112
	American International Group, Inc.
315,000	2.300%, 7/16/2019	312,333
1,040,000	3.875%, 1/15/2035	917,313
	Avalonbay Communities, Inc.
1,125,000	3.500%, 11/15/2025	1,114,140
	Aviation Capital Group Corporation
564,000	3.875%, 9/27/2016[e]	568,230
	Banco Santander Chile
710,000	1.221%, 4/11/2017[e,f]	701,125
	Bank of America Corporation
800,000	1.656%, 3/22/2018[f]	802,566
500,000	1.196%, 4/1/2019[f]	497,798
800,000	2.625%, 10/19/2020	789,937
1,065,000	3.300%, 1/11/2023	1,048,306
508,000	4.000%, 4/1/2024	519,539
760,000	4.000%, 1/22/2025	743,985
1,125,000	3.875%, 8/1/2025	1,142,019
552,000	5.875%, 2/7/2042	644,227
1,617,000	8.000%, 12/29/2049[i]	1,645,297
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
315,000	2.850%, 9/8/2021[e]	313,751
	Barclays Bank plc
770,000	10.179%, 6/12/2021[e]	997,455
	Barclays plc
780,000	2.750%, 11/8/2019	777,151
1,039,000	3.650%, 3/16/2025	998,505
	BB&T Corporation
325,000	1.036%, 1/15/2020[f]	322,194
	BBVA Banco Continental SA
930,000	2.250%, 7/29/2016[e]	932,325
	BioMed Realty, LP
762,000	2.625%, 5/1/2019	740,419
	BPCE SA
762,000	5.700%, 10/22/2023[e]	800,058
1,000,000	4.500%, 3/15/2025[e]	959,294
	Caisse Centrale Desjardins du Quebec
455,000	0.989%, 1/29/2018[e,f]	454,110
	Capital One Financial Corporation
1,149,000	6.150%, 9/1/2016	1,183,912
635,000	2.450%, 4/24/2019	636,160
	CIT Group, Inc.
970,000	5.000%, 8/15/2022	996,074
	Citigroup, Inc.
415,000	1.088%, 4/8/2019[f]	412,232
840,000	2.650%, 10/26/2020	833,210
690,000	4.050%, 7/30/2022	705,777
1,990,000	4.400%, 6/10/2025	2,009,916
1,050,000	4.650%, 7/30/2045	1,065,538
	Citizens Bank NA
1,220,000	2.300%, 12/3/2018	1,218,559
	CoBank ACB
395,000	1.112%, 6/15/2022*,f	373,832
	Compass Bank
750,000	2.750%, 9/29/2019	742,497
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
650,000	3.950%, 11/9/2022	657,946
	Credit Agricole SA
485,000	1.121%, 4/15/2019[e,f]	482,236
1,000,000	2.750%, 6/10/2020[e]	1,005,364
	Credit Suisse AG
512,000	5.400%, 1/14/2020	560,595
	Credit Suisse Group Funding, Ltd.
1,536,000	2.750%, 3/26/2020[e]	1,521,440
1,024,000	3.750%, 3/26/2025[e]	990,499
	CyrusOne, LP
1,500,000	6.375%, 11/15/2022	1,545,000
	Digital Delta Holdings, LLC
1,125,000	3.400%, 10/1/2020[e]	1,126,233
	Discover Bank
1,135,000	8.700%, 11/18/2019	1,342,741
	Discover Financial Services
526,000	6.450%, 6/12/2017	555,734
	Duke Realty, LP
260,000	3.875%, 2/15/2021	265,102
780,000	4.375%, 6/15/2022	803,781
	ERP Operating, LP
267,000	3.375%, 6/1/2025	264,018
	European Investment Bank
755,000	1.875%, 3/15/2019	760,597
	Fifth Third Bancorp
755,000	5.450%, 1/15/2017	782,701
548,000	2.875%, 7/27/2020	547,392
310,000	2.875%, 10/1/2021	308,752
	GE Capital International Funding Company
2,052,000	4.418%, 11/15/2035[e]	2,094,029
	Genworth Financial, Inc.
710,000	7.700%, 6/15/2020[h]	667,400
	Goldman Sachs Group, Inc.
1,170,000	1.522%, 4/30/2018[f]	1,175,314
430,000	1.462%, 11/15/2018[f]	431,746
950,000	5.375%, 3/15/2020	1,043,616
460,000	1.476%, 4/23/2020[f]	460,681
2,048,000	5.250%, 7/27/2021	2,264,310
1,300,000	3.500%, 1/23/2025	1,277,657
1,325,000	4.800%, 7/8/2044	1,317,318
536,000	5.150%, 5/22/2045	520,663
800,000	4.750%, 10/21/2045	794,702
	Hartford Financial Services Group, Inc.
1,250,000	5.125%, 4/15/2022	1,372,767
	HBOS plc
744,000	6.750%, 5/21/2018[e]	811,447
	HCP, Inc.
1,630,000	4.000%, 12/1/2022	1,622,465
520,000	3.400%, 2/1/2025	484,371

The accompanying Notes to Financial Statements are an integral part of this schedule.

67

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (38.4%)	Value
Financials (3.1%) - continued
	HSBC Bank plc
$1,065,000	1.002%, 5/15/2018[e,f]	$1,060,906
	HSBC Holdings plc
2,130,000	6.375%, 12/29/2049[i]	2,127,338
	Huntington Bancshares, Inc.
282,000	2.600%, 8/2/2018	282,326
	Huntington National Bank
720,000	2.200%, 11/6/2018	718,010
	Hutchison Whampoa International 14, Ltd.
804,000	3.625%, 10/31/2024[e]	797,714
	Icahn Enterprises, LP
1,600,000	6.000%, 8/1/2020	1,613,440
	ING Bank NV
762,000	4.125%, 11/21/2023	776,106
	ING Capital Funding Trust III
825,000	4.207%, 12/29/2049[f,i]	822,938
	International Lease Finance Corporation
1,093,000	2.462%, 6/15/2016[f]	1,090,267
	Intesa Sanpaolo SPA
1,000,000	5.250%, 1/12/2024	1,070,285
	J.P. Morgan Chase & Company
980,000	6.300%, 4/23/2019	1,098,875
365,000	2.250%, 1/23/2020	359,080
1,220,000	4.500%, 1/24/2022	1,315,899
768,000	3.200%, 1/25/2023	765,492
1,040,000	3.625%, 5/13/2024	1,055,412
2,040,000	3.125%, 1/23/2025	1,984,514
1,605,000	7.900%, 4/29/2049[i]	1,633,890
	KeyCorp
1,080,000	2.900%, 9/15/2020	1,075,940
	Liberty Mutual Group, Inc.
1,027,000	4.950%, 5/1/2022[e]	1,088,605
	Liberty Property, LP
1,417,000	3.750%, 4/1/2025	1,367,228
	Lloyds Bank plc
515,000	1.038%, 3/16/2018[f]	512,275
	Merrill Lynch & Company, Inc.
1,750,000	6.050%, 5/16/2016	1,778,859
705,000	6.400%, 8/28/2017	755,195
	MetLife, Inc.
1,025,000	4.050%, 3/1/2045	951,191
	Mizuho Bank, Ltd.
762,000	1.850%, 3/21/2018[e]	757,901
	Morgan Stanley
1,455,000	6.625%, 4/1/2018	1,595,451
780,000	1.600%, 4/25/2018[f]	788,331
460,000	1.463%, 1/27/2020[f]	460,983
660,000	4.875%, 11/1/2022	700,426
975,000	4.000%, 7/23/2025	1,004,030
1,350,000	4.350%, 9/8/2026	1,354,413
640,000	4.300%, 1/27/2045	610,629
1,235,000	5.550%, 12/29/2049[i]	1,235,000
	MPT Operating Partnership, LP
970,000	5.500%, 5/1/2024	965,150
	National City Corporation
776,000	6.875%, 5/15/2019	876,663
	Prudential Financial, Inc.
315,000	2.350%, 8/15/2019	313,509
	Quicken Loans, Inc.
970,000	5.750%, 5/1/2025[e]	923,925
	Realty Income Corporation
265,000	2.000%, 1/31/2018	265,151
	Regions Bank
261,000	7.500%, 5/15/2018	290,008
	Regions Financial Corporation
1,000,000	2.250%, 9/14/2018	998,949
	Reinsurance Group of America, Inc.
400,000	5.625%, 3/15/2017	416,865
579,000	5.000%, 6/1/2021	624,241
	Reliance Standard Life Global Funding II
395,000	2.500%, 4/24/2019[e]	393,447
	Royal Bank of Scotland Group plc
500,000	1.543%, 3/31/2017[f]	499,026
1,600,000	7.500%, 12/29/2049[i]	1,666,000
	Santander Holdings USA, Inc.
804,000	2.650%, 4/17/2020	788,779
	Santander UK Group Holdings plc
896,000	2.875%, 10/16/2020	889,917
750,000	4.750%, 9/15/2025[e,h]	740,105
	Simon Property Group, LP
580,000	10.350%, 4/1/2019	711,750
330,000	2.500%, 9/1/2020	330,255
1,115,000	2.750%, 2/1/2023	1,089,558
	Skandinaviska Enskilda Banken AB
615,000	2.375%, 3/25/2019[e]	617,829
	State Street Corporation
510,000	1.264%, 8/18/2020[f]	510,053
	Sumitomo Mitsui Banking Corporation
545,000	0.897%, 1/16/2018[f]	543,130
	Svenska Handelsbanken AB
715,000	1.016%, 6/17/2019[f]	708,452
	Synchrony Financial
330,000	3.000%, 8/15/2019	329,542
305,000	1.564%, 2/3/2020[f]	300,181
1,400,000	3.750%, 8/15/2021	1,398,468
	Toronto-Dominion Bank
375,000	1.432%, 12/14/2020[f]	374,912
	UBS Group Funding Jersey, Ltd.
1,280,000	2.950%, 9/24/2020[e]	1,268,051
768,000	4.125%, 9/24/2025[e]	767,204
	UnitedHealth Group, Inc.
220,000	3.350%, 7/15/2022	225,025
	USB Realty Corporation
310,000	1.468%, 12/29/2049[e,f,i]	279,000
	Voya Financial, Inc.
948,000	2.900%, 2/15/2018	958,248
	Wells Fargo & Company
455,000	1.002%, 1/30/2020[f]	450,762
1,020,000	2.550%, 12/7/2020	1,014,986
2,501,000	3.450%, 2/13/2023	2,506,892
1,040,000	3.000%, 2/19/2025	1,011,565
	Welltower, Inc.
268,000	2.250%, 3/15/2018	267,760
520,000	3.750%, 3/15/2023	510,628
540,000	4.000%, 6/1/2025	531,180

	Total	128,425,513

The accompanying Notes to Financial Statements are an integral part of this schedule.

68

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (38.4%)	Value
Foreign Government (<0.1%)
	Eksportfinans ASA
$465,000	5.500%, 5/25/2016	$470,845
	Export-Import Bank of Korea
450,000	2.250%, 1/21/2020	443,093
	Kommunalbanken AS
735,000	1.500%, 10/22/2019[e]	725,971

	Total	1,639,909

Industrials Other (<0.1%)
	AECOM
1,300,000	5.875%, 10/15/2024	1,326,000

	Total	1,326,000

Mortgage-Backed Securities (12.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
42,100,000	3.000%, 1/1/2031[c]	43,382,939
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
33,600,000	4.000%, 1/1/2046[c]	35,494,590
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
21,275,000	3.500%, 1/1/2030[c]	22,279,754
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,785,328	1.728%, 7/1/2043[f]	5,882,317
228,650,000	3.500%, 1/1/2046[c]	235,903,510
111,750,000	4.000%, 1/1/2046[c]	118,250,710
56,846,000	4.500%, 1/1/2046[c]	61,386,574

	Total	522,580,394

Technology (0.6%)
	Amphenol Corporation
318,000	2.550%, 1/30/2019	318,055
	Apple, Inc.
360,000	0.659%, 5/6/2020[f]	357,286
1,792,000	3.200%, 5/13/2025	1,813,688
1,761,000	3.450%, 2/9/2045	1,516,147
	Baidu, Inc.
700,000	2.750%, 6/9/2019	693,909
	Cisco Systems, Inc.
480,000	0.914%, 3/1/2019[f]	479,569
	CommScope Technologies Finance, LLC
1,020,000	6.000%, 6/15/2025[e]	981,750
	Denali Borrower, LLC
1,450,000	5.625%, 10/15/2020[e]	1,518,875
	Equinix, Inc.
970,000	5.750%, 1/1/2025	991,825
	Fidelity National Information Services, Inc.
640,000	2.850%, 10/15/2018	642,260
769,000	3.625%, 10/15/2020	779,018
	First Data Corporation
970,000	5.375%, 8/15/2023[e]	974,850
	Freescale Semiconductor, Inc.
1,450,000	6.000%, 1/15/2022[e]	1,518,875
	Hewlett Packard Enterprise Company
1,130,000	2.450%, 10/5/2017[e]	1,129,042
565,000	2.850%, 10/5/2018[e]	564,685
565,000	4.400%, 10/15/2022[e]	562,834
	IMS Health, Inc.
859,000	6.000%, 11/1/2020[e]	884,770
	Intel Corporation
185,000	3.100%, 7/29/2022	188,647
685,000	3.700%, 7/29/2025	708,533
	Iron Mountain, Inc.
680,000	6.000%, 8/15/2023	703,800
	Microsoft Corporation
1,575,000	4.750%, 11/3/2055	1,631,377
1,575,000	4.200%, 11/3/2035	1,608,324
	Oracle Corporation
330,000	2.500%, 5/15/2022	323,899
1,340,000	2.950%, 5/15/2025	1,305,415
	Plantronics, Inc.
1,450,000	5.500%, 5/31/2023[e]	1,442,750
	Qualcomm, Inc.
1,100,000	3.000%, 5/20/2022	1,088,976
	Seagate HDD Cayman
1,072,000	4.875%, 6/1/2027[e]	822,611

	Total	25,551,770

Transportation (0.3%)
	Air Canada Pass Through Trust
310,000	3.875%, 3/15/2023[e]	300,700
	American Airlines Pass Through Trust
1,234,524	3.375%, 5/1/2027	1,191,315
	Avis Budget Car Rental, LLC
1,665,000	5.125%, 6/1/2022[e]	1,644,188
	Burlington Northern Santa Fe, LLC
1,040,000	5.050%, 3/1/2041	1,076,086
	Canadian Pacific Railway Company
400,000	7.125%, 10/15/2031	495,321
600,000	4.800%, 8/1/2045	583,961
	Continental Airlines, Inc.
640,176	4.150%, 4/11/2024	656,820
	CSX Corporation
494,000	3.700%, 11/1/2023	505,020
	Delta Air Lines, Inc.
331,934	4.950%, 5/23/2019	348,531
101,691	4.750%, 5/7/2020	107,284
	ERAC USA Finance, LLC
284,000	2.800%, 11/1/2018[e]	285,842
700,000	4.500%, 2/15/2045[e]	650,936
	FedEx Corporation
1,320,000	3.900%, 2/1/2035	1,201,583
	J.B. Hunt Transport Services, Inc.
295,000	3.300%, 8/15/2022	292,154
	Southwest Airlines Company
845,000	2.750%, 11/6/2019	851,550
	Virgin Australia Holdings, Ltd.
260,855	5.000%, 10/23/2023[e]	269,333
	XPO Logistics, Inc.
475,000	6.500%, 6/15/2022[e,h]	439,375

	Total	10,899,999

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (38.4%)	Value
U.S. Government and Agencies (10.5%)
	Federal National Mortgage Association
$205,000	6.250%, 5/15/2029	$277,933
	Tennessee Valley Authority
200,000	5.250%, 9/15/2039	240,379
	U.S. Treasury Bonds
1,075,000	4.375%, 5/15/2040	1,352,652
	U.S. Treasury Bonds, TIPS
2,030,060	0.125%, 4/15/2019	2,018,140
50,471	2.375%, 1/15/2025	57,378
33,012	2.125%, 2/15/2040	38,867
447,347	0.750%, 2/15/2042	393,001
	U.S. Treasury Notes
23,000,000	0.625%, 10/15/2016	22,978,426
23,220,000	0.875%, 11/15/2017	23,139,264
41,710,000	1.500%, 10/31/2019	41,579,656
59,409,000	1.875%, 6/30/2020	59,824,388
79,080,000	1.375%, 9/30/2020	77,714,605
41,325,000	2.125%, 6/30/2022	41,538,072
10,765,000	1.625%, 8/15/2022	10,485,358
49,630,000	2.250%, 11/15/2024	49,604,788
56,100,000	3.625%, 2/15/2044[k]	63,108,124
	U.S. Treasury Notes, TIPS
28,500,530	0.125%, 4/15/2018	28,445,609
283,727	0.125%, 1/15/2022	274,945
7,315,911	0.125%, 1/15/2023	7,014,415

	Total	430,086,000

Utilities (0.9%)
	AES Corporation
1,500,000	7.375%, 7/1/2021	1,530,000
	American Electric Power Company, Inc.
1,722,000	2.950%, 12/15/2022	1,700,881
	Arizona Public Service Company
395,000	2.200%, 1/15/2020	391,285
	Berkshire Hathaway Energy Company
390,000	2.400%, 2/1/2020	386,362
	Calpine Corporation
1,450,000	5.375%, 1/15/2023	1,301,375
	Commonwealth Edison Company
1,025,000	3.700%, 3/1/2045	921,939
640,000	4.350%, 11/15/2045	644,207
	Consolidated Edison Company of New York, Inc.
384,000	4.500%, 12/1/2045	388,715
	Covanta Holding Corporation
850,000	7.250%, 12/1/2020	879,219
	DCP Midstream Operating, LP
535,000	3.875%, 3/15/2023	403,836
	DCP Midstream, LLC
872,000	4.750%, 9/30/2021[e]	678,093
	DTE Electric Company
760,000	3.700%, 3/15/2045	698,312
	DTE Energy Company
155,000	2.400%, 12/1/2019	154,342
	Duke Energy Carolinas, LLC
508,000	3.750%, 6/1/2045	470,486
	Duke Energy Corporation
900,000	2.100%, 6/15/2018	901,232
	Dynegy, Inc.
1,440,000	6.750%, 11/1/2019	1,353,600
	EDP Finance BV
1,570,000	4.125%, 1/15/2020[e]	1,573,611
	Enel Finance International NV
450,000	6.250%, 9/15/2017[e]	479,492
	Energy Transfer Equity, LP
1,450,000	5.500%, 6/1/2027	1,102,000
	Eversource Energy
330,000	1.600%, 1/15/2018	326,514
	Exelon Generation Company, LLC
770,000	5.200%, 10/1/2019	829,510
295,000	2.950%, 1/15/2020	293,939
	ITC Holdings Corporation
284,000	4.050%, 7/1/2023	291,763
770,000	5.300%, 7/1/2043	788,463
	Kinder Morgan Energy Partners, LP
765,000	3.500%, 3/1/2021	684,581
	MidAmerican Energy Holdings Company
560,000	6.500%, 9/15/2037	681,535
	Monongahela Power Company
780,000	5.400%, 12/15/2043[e]	868,311
	MPLX LP
1,445,000	4.875%, 12/1/2024[e]	1,296,888
	National Rural Utilities Cooperative Finance Corporation
1,025,000	2.300%, 11/1/2020	1,015,072
	NiSource Finance Corporation
1,475,000	5.650%, 2/1/2045	1,695,324
	Northern States Power Company
1,240,000	4.125%, 5/15/2044	1,231,160
	NRG Energy, Inc.
1,500,000	6.625%, 3/15/2023	1,301,250
	Oncor Electric Delivery Company, LLC
760,000	3.750%, 4/1/2045	631,660
	Pacific Gas & Electric Company
1,015,000	5.625%, 11/30/2017	1,084,955
768,000	4.250%, 3/15/2046	744,183
	PG&E Corporation
375,000	2.400%, 3/1/2019	374,200
	PPL Capital Funding, Inc.
372,000	3.500%, 12/1/2022	374,760
1,275,000	5.000%, 3/15/2044	1,314,563
	Sempra Energy
1,285,000	6.150%, 6/15/2018	1,402,556
370,000	2.400%, 3/15/2020	362,633
	Southern California Edison Company
220,000	2.400%, 2/1/2022	215,736
	Southwestern Electric Power Company
530,000	3.900%, 4/1/2045	464,082
	Targa Resources Partners, LP
525,000	5.250%, 5/1/2023	425,250
	TransAlta Corporation
825,000	1.900%, 6/3/2017	801,235

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (38.4%)	Value
Utilities (0.9%) - continued
	Williams Companies, Inc.
$496,000	7.875%, 9/1/2021	$446,404

	Total	35,905,514

	Total Long-Term Fixed Income (cost $1,583,475,148)	1,575,387,164

Shares	Registered Investment Companies (28.3%)
Affiliated Equity Holdings (9.6%)
2,552,346	Thrivent Large Cap Stock Portfolio	29,676,377
8,148,101	Thrivent Large Cap Value Portfolio	126,438,164
3,484,569	Thrivent Mid Cap Stock Portfolio	58,291,611
16,564,901	Thrivent Partner Worldwide Allocation Portfolio	149,147,055
1,881,929	Thrivent Small Cap Stock Portfolio	29,219,401

	Total	392,772,608

Affiliated Fixed Income Holdings (16.1%)
23,219,536	Thrivent High Yield Portfolio	103,974,761
34,176,224	Thrivent Income Portfolio	335,972,791
22,704,285	Thrivent Limited Maturity Bond Portfolio	220,756,038

	Total	660,703,590

Equity Funds/ETFs (0.5%)
3,280	iShares Russell 2000 Growth Index Fund[h]	457,265
12,019	iShares Russell 2000 Index Fund[h]	1,352,258
4,800	Market Vectors Oil Service ETF[h]	126,960
206,400	SPDR Euro Stoxx 50 ETF	7,106,352
47,931	SPDR S&P 500 ETF Trust[h]	9,772,652
3,400	SPDR S&P Biotech ETF	238,272
2,670	SPDR S&P MidCap 400 ETF Trust	678,420
685	SPDR S&P Oil & Gas Equipment & Services ETF	12,015
9,870	SPDR S&P Oil & Gas Exploration & Production ETF[h]	298,271

	Total	20,042,465

Fixed Income Funds/ETFs (2.1%)
72,000	iShares Barclays 1-3 Year Credit Bond Fund	7,531,200
694,000	iShares iBoxx $ High Yield Corporate Bond ETF[h]	55,922,520
214,400	iShares iBoxx $ Investment Grade Corporate Bond ETF	24,443,744

	Total	87,897,464

	Total Registered Investment Companies (cost $1,128,666,731)	1,161,416,127

Shares	Common Stock (21.4%)
Consumer Discretionary (3.1%)
37,808	Aaron’s, Inc.	846,521
22,246	Amazon.com, Inc.[l]	15,035,849
3,750	American Axle & Manufacturing Holdings, Inc.[l]	71,025
6,115	American Public Education, Inc.[l]	113,800
10,050	Ascena Retail Group, Inc.[l]	98,992
7,410	AutoZone, Inc.[l]	5,497,553
14,550	Barnes & Noble, Inc.	126,730
19,840	Bed Bath & Beyond, Inc.[l]	957,280
14,880	Big Lots, Inc.	573,475
13,650	Bloomin’ Brands, Inc.	230,549
1,900	Bob Evans Farms, Inc.	73,815
9,640	Boyd Gaming Corporation[l]	191,547
12,062	Brunswick Corporation	609,252
6,000	Burlington Stores, Inc.[l]	257,400
27,700	Caleres, Inc.	742,914
5,840	Callaway Golf Company	55,013
5,863	Cedar Fair, LP	327,390
5,900	Cheesecake Factory, Inc.	272,049
12,230	Chegg, Inc.[h,l]	82,308
14,680	Children’s Place, Inc.	810,336
3,310	Choice Hotels International, Inc.	166,857
3,850	Chuy’s Holdings, Inc.[l]	120,659
220,733	Comcast Corporation	12,455,963
12,240	Core-Mark Holding Company, Inc.	1,002,946
9,559	CSS Industries, Inc.	271,284
12,308	Culp, Inc.	313,485
10,030	Dana Holding Corporation	138,414
39,389	Delphi Automotive plc	3,376,819
86,635	Discovery Communications, Inc., Class Ah,l	2,311,422
9,500	DISH Network Corporation[l]	543,210
11,790	Dollar General Corporation	847,347
17,230	Dollar Tree, Inc.[l]	1,330,501
7,190	Domino’s Pizza, Inc.	799,888
2,080	Dorman Products, Inc.[h,l]	98,738
5,313	Drew Industries, Inc.	323,509
17,770	DSW, Inc.	423,992
12,324	Ethan Allen Interiors, Inc.	342,854
5,517	Expedia, Inc.	685,763
34,970	Finish Line, Inc.	632,258
52,100	Ford Motor Company	734,089
6,657	Fossil, Inc.[h,l]	243,380
11,557	Fred’s, Inc.	189,188
13,453	G-III Apparel Group, Ltd.[l]	595,430
3,500	Gray Television, Inc.[l]	57,050
80,344	Harley-Davidson, Inc.	3,646,814
9,560	Harman International Industries, Inc.	900,648
16,018	Haverty Furniture Companies, Inc.	343,426
4,850	Hilton Worldwide Holdings, Inc.	103,790
64,710	Home Depot, Inc.	8,557,897
13,900	Houghton Mifflin Harcourt Company[l]	302,742
6,473	Interval Leisure Group, Inc.	101,044
2,620	iRobot Corporation[h,l]	92,748
16,220	Jack in the Box, Inc.	1,244,236
33,650	Jarden Corporation[l]	1,922,088
6,100	Kate Spade & Company[l]	108,397
23,120	Krispy Kreme Doughnuts, Inc.[l]	348,418
63,916	Las Vegas Sands Corporation	2,802,077
16,670	La-Z-Boy, Inc.	407,081
10,170	Lear Corporation	1,249,181
14,550	Liberty Interactive Corporation[l]	397,506
13,610	Liberty Media Corporation, Class Al	534,193
12,290	Limited Brands, Inc.	1,177,628
1,300	Lithia Motors, Inc.	138,671
42,930	LKQ Corporation[l]	1,272,016
101,080	Lowe’s Companies, Inc.	7,686,123
11,280	Macy’s, Inc.	394,574
11,957	MDC Partners, Inc.	259,706
6,650	Meritage Homes Corporation[l]	226,033
2,060	Movado Group, Inc.	52,963
27,374	National CineMedia, Inc.	430,046
12,050	Nautilus, Inc.[l]	201,476
7,400	New Media Investment Group, Inc.	144,004

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (21.4%)	Value
Consumer Discretionary (3.1%) - continued
140,440	NIKE, Inc.	$8,777,500
7,700	Nord Anglia Education, Inc.[l]	156,156
32,680	Nutrisystem, Inc.	707,195
6,420	O’Reilly Automotive, Inc.[l]	1,626,956
8,670	Oxford Industries, Inc.	553,319
7,280	Papa John’s International, Inc.	406,734
14,100	Papa Murphy’s Holdings, Inc.[h,l]	158,766
7,758	Pier 1 Imports, Inc.[h]	39,488
3,310	Pulte Group, Inc.	58,984
12,910	PVH Corporation	950,821
3,200	Ralph Lauren Corporation	356,736
2,471	Red Robin Gourmet Burgers, Inc.[l]	152,560
8,830	Rent-A-Center, Inc.	132,185
1,700	Restoration Hardware Holdings, Inc.[l]	135,065
28,860	Ross Stores, Inc.	1,552,957
10,970	Ruby Tuesday, Inc.[l]	60,445
9,770	Ruth’s Hospitality Group, Inc.	155,538
5,300	Scripps Networks Interactive, Inc.	292,613
18,740	Service Corporation Internationa[l]	487,615
4,220	Signet Jewelers, Ltd.	521,972
3,600	Skechers USA, Inc.[l]	108,756
18,092	Sportsman’s Warehouse Holdings, Inc.[l]	233,387
103,830	Staples, Inc.	983,270
146,020	Starbucks Corporation	8,765,581
16,240	Starwood Hotels & Resorts Worldwide, Inc.	1,125,107
16,444	Stein Mart, Inc.	110,668
32,600	Target Corporation	2,367,086
3,800	Tenneco, Inc.[l]	174,458
19,960	Time, Inc.	312,773
22,620	Toll Brothers, Inc.[l]	753,246
8,580	Tower International, Inc.	245,131
5,850	TransUnion[l]	161,285
31,315	Tuesday Morning Corporation[l]	203,547
3,200	Ulta Salon Cosmetics & Fragrance, Inc.[l]	592,000
4,240	Under Armour, Inc.[h,l]	341,786
2,100	Vail Resorts, Inc.	268,779
7,480	Vera Bradley, Inc.[l]	117,885
6,190	VF Corporation	385,327
2,790	Winnebago Industries, Inc.	55,521
12,700	Wyndham Worldwide Corporation	922,655
15,890	Yum! Brands, Inc.	1,160,764
6,660	Zoe’s Kitchen, Inc.[h,l]	186,347

	Total	126,883,334

Consumer Staples (0.8%)
51,550	Altria Group, Inc.	3,000,725
58,770	Aramark	1,895,333
11,390	Archer-Daniels-Midland Company	417,785
27,010	Avon Products, Inc.	109,390
6,700	Blue Buffalo Pet Products, Inc.[h,l]	125,357
750	Boston Beer Company, Inc.[l]	151,432
7,740	Brown-Forman Corporation	768,427
25,700	Campbell Soup Company	1,350,535
5,500	Casey’s General Stores, Inc.	662,475
89,190	Coca-Cola Company	3,831,602
81,270	CVS Health Corporation	7,945,768
92,740	Flowers Foods, Inc.	1,992,983
5,440	Hain Celestial Group, Inc.[l]	219,722
1,430	Ingles Markets, Inc.	63,034
4,250	Ingredion, Inc.	407,320
21,600	Kimberly-Clark Corporation	2,749,680
4,630	Lancaster Colony Corporation	534,580
3,800	Molson Coors Brewing Company	356,896
6,450	Mondelez International, Inc.	289,218
9,290	Monster Beverage Corporation[l]	1,383,838
7,180	PepsiCo, Inc.	717,426
36,158	Philip Morris International, Inc.	3,178,650
740	PriceSmart, Inc.	61,413
20,161	SpartanNash Company	436,284
2,130	Tootsie Roll Industries, Inc.[h]	67,287
5,520	Tyson Foods, Inc.	294,382
12,090	United Natural Foods, Inc.[l]	475,862
5,520	Universal Corporation	309,562
6,810	WhiteWave Foods Company[l]	264,977

	Total	34,061,943

Energy (2.6%)
30,820	Archrock, Inc.	231,766
29,989	Atwood Oceanics, Inc.[h]	306,787
87,630	Baker Hughes, Inc.	4,044,124
28,919	Basic Energy Services, Inc.[h,l]	77,503
41,880	Bonanza Creek Energy, Inc.[h,l]	220,708
7,676	Bristow Group, Inc.	198,808
24,359	Callon Petroleum Company[l]	203,154
123,320	Cameron International Corporation[l]	7,793,824
121,860	Canadian Natural Resources, Ltd.	2,660,204
170,460	Chevron Corporation	15,334,582
1,870	Cimarex Energy Company	167,141
3,761	Clayton Williams Energy, Inc.[l]	111,213
394,912	Cobalt International Energy, Inc.[l]	2,132,525
43,790	Columbia Pipeline Group, Inc.	875,800
31,180	Concho Resources, Inc.[l]	2,895,375
7,100	Continental Resources, Inc.[l]	163,158
9,880	Delek US Holdings, Inc.	243,048
185,620	Denbury Resources, Inc.[h]	374,952
50,150	Devon Energy Corporation	1,604,800
13,710	Diamond Offshore Drilling, Inc.[h]	289,281
7,430	Diamondback Energy, Inc.[l]	497,067
675	Dril-Quip, Inc.[l]	39,980
33,980	Ensco plc	522,952
146,972	EOG Resources, Inc.	10,404,148
16,800	EP Energy Corporation[h,l]	73,584
162,755	EQT Corporation	8,484,418
69,780	Exxon Mobil Corporation	5,439,351
4,100	Forum Energy Technologies, Inc.[l]	51,086
10,000	Frank’s International NV	166,900
5,400	Green Plains, Inc.	123,660
7,730	Gulfport Energy Corporation[l]	189,926
66,050	Halliburton Company	2,248,342
2,800	Helix Energy Solutions Group, Inc.[l]	14,728
7,300	Helmerich & Payne, Inc.[h]	390,915
18,035	HollyFrontier Corporation	719,416
356,133	Marathon Oil Corporation	4,483,714
136,490	Marathon Petroleum Corporation	7,075,642
34,570	Nabors Industries, Ltd.	294,191
2,680	National Oilwell Varco, Inc.	89,753
50,170	Noble Corporation	529,294
3,100	Noble Energy, Inc.	102,083
127,350	Oasis Petroleum, Inc.[h,l]	938,569
6,870	Oceaneering International, Inc.	257,762
1,080	Oil States International, Inc.[l]	29,430
35,588	Parsley Energy, Inc.[l]	656,599
50,610	Patterson-UTI Energy, Inc.	763,199
4,760	PBF Energy, Inc.	175,216
276,400	Petroleo Brasileiro SA ADR[h,l]	1,188,520
24,120	Pioneer Energy Services Corporation[l]	52,340
183,410	Rowan Companies plc	3,108,800
8,970	RPC, Inc.[h]	107,192
39,590	Schlumberger, Ltd.	2,761,403

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (21.4%)	Value
Energy (2.6%) - continued
3,000	SemGroup Corporation	$86,580
192,330	Southwestern Energy Company[h,l]	1,367,466
14,080	Spectra Energy Corporation	337,075
196,800	Suncor Energy, Inc. ADR	5,077,440
10,200	Superior Energy Services, Inc.	137,394
55,491	Teekay Tankers, Ltd.	381,778
16,430	Tesco Corporation	118,953
470	Tesoro Corporation	49,524
32,470	TETRA Technologies, Inc.[l]	244,174
11,670	U.S. Silica Holdings, Inc.[h]	218,579
920,381	Weatherford International, Ltd.[l]	7,721,997
7,586	Western Refining, Inc.	270,213
1,000	World Fuel Services Corporation	38,460
29,680	WPX Energy, Inc.[l]	170,363

	Total	108,128,929

Financials (3.6%)
22,450	ACE, Ltd.	2,623,282
11,013	Affiliated Managers Group, Inc.[l]	1,759,437
5,712	Alexandria Real Estate Equities, Inc.	516,136
11,220	Allied World Assurance Company Holdings AG	417,272
6,620	American Assets Trust, Inc.	253,877
22,000	American Campus Communities, Inc.	909,480
25,560	American Equity Investment Life Holding Company	614,207
23,530	American Financial Group, Inc.	1,696,042
41,870	American International Group, Inc.	2,594,684
7,225	Ameris Bancorp	245,578
3,230	AMERISAFE, Inc.	164,407
75,330	Anworth Mortgage Asset Corporation	327,685
4,230	Apartment Investment & Management Company	169,327
6,433	Argo Group International Holdings, Ltd.	384,951
19,029	Arthur J. Gallagher & Company	779,047
5,860	Ashford Hospitality Prime, Inc.	84,970
17,960	Aspen Insurance Holdings, Ltd.	867,468
4,860	Associated Banc-Corp	91,125
34,450	Assured Guaranty, Ltd.	910,514
4,020	BancorpSouth, Inc.	96,440
608,430	Bank of America Corporation	10,239,877
20,800	Bank of New York Mellon Corporation	857,376
6,200	Bank of the Ozarks, Inc.	306,652
6,120	BankFinancial Corporation	77,296
53,200	BB&T Corporation	2,011,492
26,253	BBCN Bancorp, Inc.	452,077
100,300	Blackstone Group, LP	2,932,772
9,750	Boston Private Financial Holdings, Inc.	110,565
18,910	Brandywine Realty Trust	258,311
17,169	Brixmor Property Group, Inc.	443,304
25,150	Brookline Bancorp, Inc.	289,225
25,690	Brown & Brown, Inc.	824,649
3,750	Camden Property Trust	287,850
39,750	Capital One Financial Corporation	2,869,155
18,140	Cathay General Bancorp	568,326
16,140	CBRE Group, Inc.[l]	558,121
52,477	Cedar Realty Trust, Inc.	371,537
82,100	Charles Schwab Corporation	2,703,553
2,900	Chatham Lodging Trust	59,392
233,428	Citigroup, Inc.	12,079,899
9,340	Clifton Bancorp, Inc.	133,936
30,210	CNO Financial Group, Inc.	576,709
80,865	CoBiz Financial, Inc.	1,085,208
14,459	Columbia Banking System, Inc.	470,062
66,750	Comerica, Inc.	2,792,152
3,760	Commerce Bancshares, Inc.	159,950
4,730	Corporate Office Properties Trust	103,256
4,100	Digital Realty Trust, Inc.	310,042
6,114	Douglas Emmett, Inc.	190,635
17,450	Duke Realty Corporation	366,799
13,808	East West Bancorp, Inc.	573,860
2,800	Education Realty Trust, Inc.	106,064
15,839	Employers Holdings, Inc.	432,405
19,270	Equity One, Inc.	523,180
7,600	Essent Group, Ltd.[l]	166,364
37,710	EverBank Financial Corporation	602,606
4,200	Evercore Partners, Inc.	227,094
2,700	Extra Space Storage, Inc.	238,167
32,140	F.N.B. Corporation	428,748
7,700	FelCor Lodging Trust, Inc.	56,210
99,130	Fifth Third Bancorp	1,992,513
37,910	First Commonwealth Financial Corporation	343,844
1,410	First Defiance Financial Corporation	53,270
3,100	First Financial Corporation	105,307
10,850	First Horizon National Corporation	157,542
16,900	First Industrial Realty Trust, Inc.	373,997
2,070	First Interstate BancSystem, Inc.	60,175
40,670	First Midwest Bancorp, Inc.	749,548
2,430	First NBC Bank Holding Company[l]	90,858
24,192	First Potomac Realty Trust	275,789
29,010	First Republic Bank	1,916,401
13,600	Franklin Street Properties Corporation	140,760
12,036	Genworth Financial, Inc.[l]	44,894
1,810	German American Bancorp, Inc.	60,309
4,510	Getty Realty Corporation	77,347
12,765	Glacier Bancorp, Inc.	338,655
8,430	Great Western Bancorp, Inc.	244,639
24,640	Green Bancorp, Inc.[l]	258,227
3,590	Hancock Holding Company	90,360
32,190	Hanmi Financial Corporation	763,547
7,620	Hanover Insurance Group, Inc.	619,811
57,560	Hartford Financial Services Group, Inc.	2,501,558
20,706	Hatteras Financial Corporation	272,284
1,320	HCI Group, Inc.[h]	46,002
8,130	HFF, Inc.	252,599
5,450	Highwoods Properties, Inc.	237,620
14,818	Home BancShares, Inc.	600,425
3,380	Hometrust Bancshares, Inc.[l]	68,445
10,680	Horace Mann Educators Corporation	354,362
21,248	Host Hotels & Resorts, Inc.	325,944
7,711	Houlihan Lokey, Inc.	202,105
10,130	Hudson Pacific Properties, Inc.	285,058
210,001	Huntington Bancshares, Inc.	2,322,611
7,480	Inland Real Estate Corporation	79,438
34,860	Intercontinental Exchange, Inc.	8,933,224
114,050	Invesco, Ltd.	3,818,394
63,930	Investors Bancorp, Inc.	795,289
71,134	J.P. Morgan Chase & Company	4,696,978
25,620	Janus Capital Group, Inc.	360,986
4,800	Kearny Financial Corporation	60,816
2,400	Kennedy-Wilson Holdings, Inc.	57,792
186,990	KeyCorp	2,466,398
3,700	Kilroy Realty Corporation	234,136
7,960	Lamar Advertising Company	477,441
9,571	LaSalle Hotel Properties	240,806
4,570	Lazard, Ltd.	205,696
12,150	Lexington Realty Trust	97,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (21.4%)	Value
Financials (3.6%) - continued
3,460	Liberty Property Trust	$107,433
2,698	Lincoln National Corporation	135,601
3,450	M&T Bank Corporation	418,071
116,120	MetLife, Inc.	5,598,145
19,340	Monmouth Real Estate Investment Corporation[h]	202,296
155,910	Morgan Stanley	4,959,497
11,620	MSCI, Inc.	838,151
11,300	Nasdaq, Inc.	657,321
11,660	National Interstate Corporation	311,322
40,804	Navient Corporation	467,206
2,770	Navigators Group, Inc.[l]	237,638
7,700	Northern Trust Corporation	555,093
36,750	NorthStar Asset Management Corporation, Inc.	446,145
2,470	One Liberty Properties, Inc.	53,006
23,760	Oritani Financial Corporation	392,040
14,110	PacWest Bancorp	608,141
10,330	Parkway Properties, Inc.	161,458
8,453	Pebblebrook Hotel Trust	236,853
7,470	PennyMac Financial Services, Inc.[l]	114,739
3,690	Physicians Realty Trust	62,213
5,170	Popular, Inc.	146,518
5,940	Post Properties, Inc.	351,410
5,786	Potlatch Corporation	174,969
10,850	Primerica, Inc.[h]	512,446
1,930	PrivateBancorp, Inc.	79,169
22,270	Progressive Corporation	708,186
26,050	Provident Financial Services, Inc.	524,908
29,380	Radian Group, Inc.	393,398
35,200	Ramco-Gershenson Properties Trust	584,672
20,013	Raymond James Financial, Inc.	1,160,154
7,920	RE/MAX Holdings, Inc.	295,416
11,200	Realogy Holdings Corporation[l]	410,704
6,010	Renasant Corporation	206,804
6,200	Rouse Properties, Inc.	90,272
3,239	Safeguard Scientifics, Inc.[l]	46,998
1,126	Safety Insurance Group, Inc.	63,484
13,575	Sandy Spring Bancorp, Inc.	365,982
3,650	Seacoast Banking Corporation of Florida[l]	54,677
8,520	Selective Insurance Group, Inc.	286,102
3,390	Sierra Bancorp	59,834
10,920	Silver Bay Realty Trust Corporation REIT	171,007
107,040	SLM Corporation[l]	697,901
21,650	Spirit Realty Captial, Inc.	216,933
17,080	Starwood Property Trust, Inc.	351,165
8,238	State Auto Financial Corporation	169,620
14,801	Stifel Financial Corporation[l]	626,970
11,000	Store Capital Corporation	255,200
16,018	Summit Hotel Properties, Inc.	191,415
12,210	SunTrust Banks, Inc.	523,076
13,165	SVB Financial Group[l]	1,565,318
74,950	Synchrony Financial[l]	2,279,230
50,800	Synovus Financial Corporation	1,644,904
26,940	Talmer Bancorp, Inc.	487,883
97,180	TCF Financial Corporation	1,372,182
19,850	TD Ameritrade Holding Corporation	688,993
20,072	Terreno Realty Corporation	454,029
3,360	Territorial Bancorp, Inc.	93,206
5,450	TriCo Bancshares	149,548
15,160	TrustCo Bank Corporation	93,082
4,350	U.S. Bancorp	185,614
6,510	UMH Properties, Inc.	65,881
2,790	Union Bankshares Corporation	70,420
2,800	United Community Banks, Inc.	54,572
3,240	Urstadt Biddle Properties, Inc.	62,338
5,207	W.R. Berkley Corporation	285,083
1,460	Webster Financial Corporation	54,297
24,550	Wells Fargo & Company	1,334,538
20,970	Western Alliance Bancorp[l]	751,984
9,310	Western Asset Mortgage Capital Corporation[h]	95,148
5,250	Whitestone REIT	63,053
4,068	Wintrust Financial Corporation	197,379
4,496	WSFS Financial Corporation	145,491
9,334	XL Group plc	365,706
168,194	Zions Bancorporation	4,591,696

	Total	145,535,539

Health Care (2.9%)
142,491	Abbott Laboratories	6,399,271
3,100	ABIOMED, Inc.[l]	279,868
5,900	Acadia Healthcare Company, Inc.[l]	368,514
3,950	Acceleron Pharma, Inc.[l]	192,602
3,810	Aceto Corporation	102,794
23,810	Acorda Therapeutics, Inc.[l]	1,018,592
26,550	Aetna, Inc.	2,870,586
39,550	Affymetrix, Inc.[l]	399,060
15,520	Akorn, Inc.[l]	579,051
9,380	Albany Molecular Research, Inc.[l]	186,193
8,800	Align Technology, Inc.[l]	579,480
29,970	Allergan plc[l]	9,365,625
10,236	Allscripts Healthcare Solutions, Inc.[l]	157,430
9,150	AmerisourceBergen Corporation	948,946
26,270	Amgen, Inc.	4,264,409
21,434	AMN Healthcare Services, Inc.[l]	665,526
4,350	AmSurg Corporation[l]	330,600
800	Anacor Pharmaceuticals, Inc.[l]	90,376
6,877	Analogic Corporation	568,040
20,018	Asterias Biotherapeutics, Inc.[h,l]	78,671
902	Atrion Corporation	343,842
65,462	Baxalta, Inc.	2,554,982
6,350	BioMarin Pharmaceutical, Inc.[l]	665,226
1,090	Bio-Rad Laboratories, Inc.[l]	151,139
3,172	C.R. Bard, Inc.	600,904
23,770	Cambrex Corporation[l]	1,119,329
2,450	Cardinal Health, Inc.	218,711
8,500	Cardiovascular Systems, Inc.[l]	128,520
14,800	Centene Corporation[l]	973,988
107,131	Cerner Corporation[l]	6,446,072
3,560	CONMED Corporation	156,818
4,370	Cross Country Healthcare, Inc.[l]	71,624
46,050	DENTSPLY International, Inc.	2,802,143
30,390	Depomed, Inc.[l]	550,971
25,480	Edwards Lifesciences Corporation[l]	2,012,410
22,378	Ensign Group, Inc.	506,414
27,080	Envision Healthcare Holdings, Inc.[l]	703,268
2,800	EXACT Sciences Corporationh,[l]	25,844
16,749	ExamWorks Group, Inc.[l]	445,523
33,650	Express Scripts Holding Company[l]	2,941,346
77,915	Gilead Sciences, Inc.	7,884,219
8,940	Globus Medical, Inc.[l]	248,711
10,630	Greatbatch, Inc.[l]	558,075
18,790	HCA Holdings, Inc.[l]	1,270,768
6,600	HealthSouth Corporation	229,746
8,160	Healthways, Inc.[l]	105,019
6,800	Hill-Rom Holdings, Inc.	326,808
16,000	Hologic, Inc.[l]	619,040
6,900	Impax Laboratories, Inc.[l]	295,044
5,300	Inogen, Inc.[l]	212,477

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (21.4%)	Value
Health Care (2.9%) - continued
5,000	Intersect ENT, Inc.[l]	$112,500
13,300	Ironwood Pharmaceuticals, Inc.[l]	154,147
23,360	Kindred Healthcare, Inc.	278,218
1,061	LivaNova plc[l]	62,992
5,600	Magellan Health Services, Inc.[l]	345,296
65,879	Medtronic, Inc.	5,067,413
157,820	Merck & Company, Inc.	8,336,052
2,050	Mettler-Toledo International, Inc.[l]	695,217
111,769	Mylan NVl	6,043,350
6,193	National Healthcare Corporation	382,108
1,270	Neogen Corporation[l]	71,780
6,340	Neurocrine Biosciences, Inc.[l]	358,654
15,703	NuVasive, Inc.[l]	849,689
7,650	NxStage Medical, Inc.[l]	167,612
8,340	PerkinElmer, Inc.	446,774
7,250	Perrigo Company plc	1,049,075
245,530	Pfizer, Inc.	7,925,708
9,610	PharMerica Corporation[l]	336,350
7,820	Progenics Pharmaceuticals, Inc.[l]	47,937
400	Prothena Corporation plc[l]	27,244
3,200	Providence Service Corporation[l]	150,144
4,670	Quality Systems, Inc.	75,280
3,280	Quest Diagnostics, Inc.	233,339
12,920	Quintiles Transnational Holdings, Inc.[l]	887,087
65,800	Roche Holding AG ADR	2,268,126
3,470	Sagent Pharmaceuticals, Inc.[l]	55,208
15,540	Team Health Holdings, Inc.[l]	682,051
18,790	Teleflex, Inc.	2,469,945
15,440	Triple-S Management Corporation[l]	369,170
46,258	UnitedHealth Group, Inc.	5,441,791
12,580	Universal Health Services, Inc.	1,503,184
7,050	Vanda Pharmaceuticals, Inc.[h,l]	65,636
4,470	VCA Antech, Inc.[l]	245,850
12,600	Veeva Systems, Inc.[h,l]	363,510
50,517	Vertex Pharmaceuticals, Inc.[l]	6,356,554
3,400	Waters Corporation[l]	457,572
7,480	Wellcare Health Plans, Inc.[l]	585,011
9,810	West Pharmaceutical Services, Inc.	590,758
9,240	Zoetis, Inc.	442,781

	Total	120,615,728

Industrials (2.2%)
23,300	3M Company	3,509,912
4,010	A.O. Smith Corporation	307,206
4,450	AAR Corporation	116,991
15,250	ABM Industries, Inc.	434,168
18,150	ADT Corporation[h]	598,587
15,210	AECOM[l]	456,756
16,514	Aegion Corporation[l]	318,885
7,110	AGCO Corporation	322,723
4,590	Allison Transmission Holdings, Inc.	118,835
3,770	AMETEK, Inc.	202,034
3,070	Applied Industrial Technologies, Inc.	124,304
8,203	Astec Industries, Inc.	333,862
6,800	AZZ, Inc.	377,876
9,370	B/E Aerospace, Inc.	397,007
14,086	Beacon Roofing Supply, Inc.[l]	580,061
49,120	Boeing Company	7,102,261
2,870	Brady Corporation	65,953
4,090	Briggs & Stratton Corporation	70,757
13,060	Brink’s Company	376,912
8,130	BWX Technologies, Inc.	258,290
16,560	Caterpillar, Inc.	1,125,418
6,782	CIRCOR International, Inc.	285,861
13,850	CLARCOR, Inc.	688,068
14,705	Comfort Systems USA, Inc.	417,916
19,710	Copart, Inc.[l]	749,177
9,840	Corporate Executive Board Company	604,078
136,950	CSX Corporation	3,553,853
3,733	Cubic Corporation	176,384
7,290	Curtiss-Wright Corporation	499,365
19,740	Danaher Corporation	1,833,451
165,420	Delta Air Lines, Inc.	8,385,140
8,660	DigitalGlobe, Inc.[l]	135,616
12,070	Donaldson Company, Inc.	345,926
24,040	EMCOR Group, Inc.	1,154,882
4,625	Equifax, Inc.	515,086
11,278	ESCO Technologies, Inc.	407,587
26,700	Expeditors International of Washington, Inc.	1,204,170
22,126	Federal Signal Corporation	350,697
4,970	Flowserve Corporation	209,138
25,100	Fortune Brands Home and Security, Inc.	1,393,050
9,365	Franklin Electric Company, Inc.	253,136
9,839	FTI Consulting, Inc.[l]	341,020
7,316	G & K Services, Inc.	460,176
15,518	Gibraltar Industries, Inc.[l]	394,778
17,695	Granite Construction, Inc.	759,292
3,100	H&E Equipment Services, Inc.	54,188
2,750	Hawaiian Holdings, Inc.[l]	97,158
6,300	Healthcare Services Group, Inc.	219,681
10,680	Heico Corporation	580,565
13,310	Hexcel Corporation	618,249
10,132	HNI Corporation	365,360
39,611	Honeywell International, Inc.	4,102,511
6,410	Hub Group, Inc.[l]	211,209
6,890	Huntington Ingalls Industries, Inc.	873,997
10,279	Huron Consulting Group, Inc.[l]	610,573
1,770	Illinois Tool Works, Inc.	164,044
51,200	Ingersoll-Rand plc	2,830,848
10,600	Insperity, Inc.	510,390
10,000	JB Hunt Transport Services, Inc.	733,600
2,262	John Bean Technologies Corporation	112,715
19,090	Joy Global, Inc.	240,725
8,590	Kaman Corporation	350,558
7,440	KAR Auction Services, Inc.	275,503
14,758	Kforce, Inc.	373,082
31,470	Korn/Ferry International	1,044,175
6,523	Landstar System, Inc.	382,574
1,859	Lincoln Electric Holdings, Inc.	96,464
5,950	Lockheed Martin Corporation	1,292,042
11,020	Manpower, Inc.	928,876
18,400	Masco Corporation	520,720
13,843	McGrath Rentcorp	348,705
27,320	Meritor, Inc.[l]	228,122
2,200	Middleby Corporation[l]	237,314
4,818	Mine Safety Appliances Company	209,438
14,500	Mueller Water Products, Inc.	124,700
24,668	Navigant Consulting, Inc.[l]	396,168
17,550	Nielsen Holdings plc	817,830
3,952	Nordson Corporation	253,521
56,706	Norfolk Southern Corporation	4,796,761
5,750	Northrop Grumman Corporation	1,085,658
8,550	Old Dominion Freight Line, Inc.[l]	505,048
18,630	On Assignment, Inc.[l]	837,418
13,917	Oshkosh Corporation	543,320
7,000	PGT, Inc.[l]	79,730
14,650	PowerSecure International, Inc.[l]	220,483
29,708	Progressive Waste Solutions, Ltd.	699,623
6,850	Proto Labs, Inc.[l]	436,277

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (21.4%)	Value
Industrials (2.2%) - continued
4,510	Quanex Building Products Corporation	$94,033
18,190	Raven Industries, Inc.	283,764
2,392	RBC Bearings, Inc.[l]	154,499
7,900	Resources Connection, Inc.	129,086
4,460	Rexnord Corporation[l]	80,815
12,274	Ritchie Brothers Auctioneers, Inc.[h]	295,926
13,200	Rockwell Automation, Inc.	1,354,452
3,300	Rockwell Collins, Inc.	304,590
4,750	Roper Industries, Inc.	901,502
1,730	Ryder System, Inc.	98,316
4,800	Saia, Inc.[l]	106,800
45,200	Southwest Airlines Company	1,946,312
8,990	Spirit Aerosystems Holdings, Inc.[l]	450,129
2,250	Stericycle, Inc.[l]	271,350
2,209	Sun Hydraulics Corporation	70,092
7,000	Swift Transportation Company[h,l]	96,740
7,940	Tennant Company	446,704
4,620	Tetra Tech, Inc.	120,212
12,109	Textron, Inc.	508,699
12,750	Toro Company	931,643
6,674	Triumph Group, Inc.	265,291
1,980	TrueBlue, Inc.[l]	51,005
10,425	Tyco International plc	332,453
1,480	UniFirst Corporation	154,216
6,690	United Continental Holdings, Inc.[l]	383,337
29,400	United Parcel Service, Inc.	2,829,162
7,970	United Rentals, Inc.[l]	578,144
7,729	Universal Forest Products, Inc.	528,432
10,553	Universal Truckload Services, Inc.	148,164
4,400	WABCO Holdings, Inc.[l]	449,944
5,200	WageWorks, Inc.[l]	235,924
21,210	Waste Connections, Inc.	1,194,547
800	Watsco, Inc.	93,704
5,130	Wesco Aircraft Holdings, Inc.[l]	61,406
6,950	West Corporation	149,912
1,167	Woodward, Inc.	57,953
3,790	Xylem, Inc.	138,335
3,470	YRC Worldwide, Inc.[l]	49,205

	Total	88,073,366

Information Technology (4.8%)
700	A10 Networks, Inc.[l]	4,592
4,020	Accenture plc	420,090
42,150	ACI Worldwide, Inc.[l]	902,010
5,448	Advanced Energy Industries, Inc.[l]	153,797
22,630	Agilent Technologies, Inc.	946,160
13,630	Akamai Technologies, Inc.[l]	717,347
51,290	Alibaba Group Holding, Ltd. ADR[l]	4,168,338
3,400	Alliance Data Systems Corporation[l]	940,338
11,869	Alphabet, Inc., Class Al	9,234,201
16,411	Alphabet, Inc., Class Cl	12,453,980
3,500	Ambarella, Inc.[h,l]	195,090
19,700	Amkor Technology, Inc.[l]	119,776
28,600	Amphenol Corporation	1,493,778
2,700	Analog Devices, Inc.	149,364
6,510	ANSYS, Inc.[l]	602,175
158,274	Apple, Inc.	16,659,921
35,855	Applied Materials, Inc.	669,413
8,510	Arista Networks, Inc.[h,l]	662,418
4,000	Aspen Technology, Inc.[l]	151,040
7,000	AVG Technologies NVl	140,350
10,640	Avnet, Inc.	455,818
11,440	AVX Corporation	138,882
14,593	Belden, Inc.	695,794
3,070	Benchmark Electronics, Inc.[l]	63,457
5,610	Black Knight Financial Services, Inc.[l]	185,467
10,330	Booz Allen Hamilton Holding Corporation	318,681
11,260	Broadridge Financial Solutions, Inc.	605,000
144,400	Brocade Communications Systems, Inc.	1,325,592
31,507	Brooks Automation, Inc.	336,495
9,822	Cabot Microelectronics Corporation[l]	430,007
7,367	CACI International, Inc.[l]	683,510
2,880	Cadence Design Systems, Inc.[l]	59,933
5,000	Cardtronics, Inc.[l]	168,250
4,500	Cavium, Inc.[l]	295,695
6,000	CDK Global, Inc.	284,820
26,600	CDW Corporation	1,118,264
23,420	Ciena Corporation[l]	484,560
478,060	Cisco Systems, Inc.	12,981,719
1,133	Citrix Systems, Inc.[l]	85,711
17,130	Cognex Corporation	578,480
13,600	Cognizant Technology Solutions Corporation[l]	816,272
7,160	Coherent, Inc.[l]	466,188
6,000	Comtech Telecommunications Corporation	120,540
14,100	Convergys Corporation	350,949
37,510	CoreLogic, Inc.[l]	1,270,089
2,200	Cornerstone OnDemand, Inc.[l]	75,966
17,290	Criteo SA ADR[l]	684,684
4,390	Cvent, Inc.[l]	153,255
8,360	Demandware, Inc.[h,l]	451,189
2,430	DST Systems, Inc.	277,166
32,400	eBay, Inc.[l]	890,352
18,383	Electro Rent Corporation	169,124
308,860	EMC Corporation	7,931,525
7,670	Envestnet, Inc.[l]	228,950
7,130	EVERTEC, Inc.	119,356
7,470	ExlService Holdings, Inc.[l]	335,627
7,160	F5 Networks, Inc.[l]	694,234
16,743	Fabrinet[l]	398,818
165,170	Facebook, Inc.[l]	17,286,692
6,200	FEI Company	494,698
2,410	FleetCor Technologies, Inc.[l]	344,461
7,600	FLIR Systems, Inc.	213,332
23,500	Fortinet, Inc.[l]	732,495
7,890	Gartner, Inc.[l]	715,623
19,020	Glu Mobile, Inc.[l]	46,219
17,083	Guidewire Software, Inc.[l]	1,027,713
9,850	Harmonic, Inc.[l]	40,090
3,620	IAC/InterActiveCorporation	217,381
10,310	Imperva, Inc.[l]	652,726
97,330	Intel Corporation	3,353,018
27,915	Ixia[l]	346,983
16,257	Juniper Networks, Inc.	448,693
1,190	Leidos Holdings, Inc.	66,949
4,200	Liberty Tripadvisor Holdings, Inc.[l]	127,428
4,121	Littelfuse, Inc.	440,988
860	LogMeIn, Inc.[l]	57,706
4,640	Lumentum Holdings, Inc.[l]	102,173
2,500	Manhattan Associates, Inc.[l]	165,425
15,040	Marvell Technology Group, Ltd.	132,653
38,620	MasterCard, Inc.	3,760,043
15,945	Maxim Integrated Products, Inc.	605,910
31,390	Mentor Graphics Corporation	578,204
8,163	Methode Electronics, Inc.	259,828
25,900	Microsemi Corporation[l]	844,081
386,860	Microsoft Corporation	21,462,993
10,020	Monolithic Power Systems, Inc.	638,374

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (21.4%)	Value
Information Technology (4.8%) - continued
870	Morningstar, Inc.	$69,957
8,200	Nanometrics, Inc.[l]	124,148
16,940	National Instruments Corporation	486,009
2,090	NetScout Systems, Inc.[l]	64,163
13,844	Newport Corporation[l]	219,704
8,150	Nice Systems, Ltd. ADR[h]	467,158
105,336	NVIDIA Corporation	3,471,875
6,860	NXP Semiconductors NVl	577,955
11,780	ON Semiconductor Corporation[l]	115,444
131,700	Oracle Corporation	4,811,001
5,220	Palo Alto Networks, Inc.[l]	919,451
35,470	Pandora Media, Inc.[l]	475,653
10,130	Parametric Technology Corporation[l]	350,802
3,700	Paylocity Holding Corporation[l]	150,035
139,540	PayPal Holdings, Inc.[l]	5,051,348
6,817	Plantronics, Inc.	323,262
24,200	Progress Software Corporation[l]	580,800
8,000	Proofpoint, Inc.[l]	520,080
13,170	QLIK Technologies, Inc.[l]	416,962
8,900	RealPage, Inc.[l]	199,805
13,650	Red Hat, Inc.[l]	1,130,356
11,290	Ruckus Wireless, Inc.[l]	120,916
118,960	Salesforce.com, Inc.[l]	9,326,464
13,290	ServiceNow, Inc.[l]	1,150,382
15,300	ShoreTel, Inc.[l]	135,405
10,950	Symantec Corporation	229,950
9,120	Synopsys, Inc.[l]	415,963
1,780	Tech Data Corporation[l]	118,156
55,733	Teradyne, Inc.	1,152,001
7,240	Tessera Technologies, Inc.	217,272
89,780	Texas Instruments, Inc.	4,920,842
1,300	Tyler Technologies, Inc.[l]	226,616
5,410	Ultimate Software Group, Inc.[l]	1,057,709
11,770	Ultra Clean Holdings, Inc.[l]	60,262
13,900	Vantiv, Inc.[l]	659,138
25,012	Virtusa Corporation[l]	1,033,996
148,900	Visa, Inc.	11,547,195
13,110	Web.com Group, Inc.[l]	262,331
18,200	Xerox Corporation	193,466

	Total	196,031,508

Materials (0.8%)
12,530	Agnico Eagle Mines, Ltd.	329,288
47,697	Albemarle Corporation	2,671,509
65,640	Alcoa, Inc.	647,867
7,460	American Vanguard Corporation	104,515
7,530	Avery Dennison Corporation	471,830
12,944	Axalta Coating Systems, Ltd.[l]	344,958
21,100	Axiall Corporation	324,940
4,540	Balchem Corporation	276,032
10,480	Ball Corporation	762,210
69,870	Barrick Gold Corporation	515,641
5,840	Berry Plastics Group, Inc.[l]	211,291
4,300	Boise Cascade Company[l]	109,779
1,640	Carpenter Technology Corporation	49,643
5,470	Celanese Corporation	368,295
10,410	CF Industries Holdings, Inc.	424,832
22,260	Chemtura Corporation[l]	607,030
2,964	Clearwater Paper Corporation[l]	134,951
44,640	Crown Holdings, Inc.[l]	2,263,248
55,060	Dow Chemical Company	2,834,489
2,550	Eagle Materials, Inc.	154,096
8,500	Eastman Chemical Company	573,835
48,530	Eldorado Gold Corporation	144,134
15,210	FMC Corporation	595,167
54,990	Freeport-McMoRan, Inc.	372,282
47,580	Goldcorp, Inc.	550,025
12,160	Graphic Packaging Holding Company	156,013
23,920	Horsehead Holding Corporation[h,l]	49,036
2,310	Innophos Holdings, Inc.	66,944
8,548	Innospec, Inc.	464,242
32,130	International Paper Company	1,211,301
3,660	KapStone Paper and Packaging Corporation	82,679
83,750	Kinross Gold Corporation[l]	152,425
2,620	Koppers Holdings, Inc.[l]	47,815
3,250	Martin Marietta Materials, Inc.	443,885
3,996	Minerals Technologies, Inc.	183,257
66,500	Mosaic Company	1,834,735
20,664	Myers Industries, Inc.	275,244
39,420	Newmont Mining Corporation	709,166
53,620	Nucor Corporation	2,160,886
13,980	Olin Corporation	241,295
29,570	Owens-Illinois, Inc.[l]	515,109
21,043	Packaging Corporation of America	1,326,761
23,670	PolyOne Corporation	751,759
730	Quaker Chemical Corporation	56,400
1,750	Reliance Steel & Aluminum Company	101,342
19,122	Rock-Tenn Company	872,346
4,510	Royal Gold, Inc.	164,480
7,200	RPM International, Inc.	317,232
5,450	Schnitzer Steel Industries, Inc.	78,316
6,198	Scotts Miracle-Gro Company	399,833
13,870	Sealed Air Corporation	618,602
2,450	Silgan Holdings, Inc.	131,614
21,270	Silver Wheaton Corporation	264,173
16,200	Sonoco Products Company	662,094
35,941	Steel Dynamics, Inc.	642,266
37,150	Teck Resources, Ltd.[h]	143,399
6,840	Vulcan Materials Company	649,595
2,290	Westlake Chemical Corporation	124,393
70,330	Yamana Gold, Inc.	130,814

	Total	31,871,338

Telecommunications Services (0.1%)
5,360	Level 3 Communications, Inc.[l]	291,370
7,558	ORBCOMM, Inc.[l]	54,720
10,500	SBA Communications Corporation[l]	1,103,235
91,289	Verizon Communications, Inc.	4,219,377
35,450	Vonage Holdings Corporation[l]	203,483

	Total	5,872,185

Utilities (0.5%)
2,420	Ameren Corporation	104,617
21,250	American Electric Power Company, Inc.	1,238,237
9,770	American States Water Company	409,851
40,560	American Water Works Company, Inc.	2,423,460
8,240	Aqua America, Inc.	245,552
5,630	Artesian Resources Corporation	155,951
2,070	Atmos Energy Corporation	130,493
11,600	California Water Service Group	269,932
12,500	Edison International, Inc.	740,125
7,135	FirstEnergy Corporation	226,393
1,150	IDACORP, Inc.	78,200
6,631	Laclede Group, Inc.	393,948
2,400	Middlesex Water Company	63,696
3,460	New Jersey Resources Corporation	114,042
3,400	NRG Yield, Inc.[h]	50,184
2,030	OGE Energy Corporation	53,369
6,990	Otter Tail Corporation	186,144

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (21.4%)	Value
Utilities (0.5%) - continued
8,200	Pacific Ethanol, Inc.[l]	$39,196
135,800	PG&E Corporation	7,223,202
6,117	PNM Resources, Inc.	186,997
10,000	Public Service Enterprise Group, Inc.	386,900
6,820	Renewable Energy Group, Inc.[l]	63,358
28,050	Southern Company	1,312,459
9,150	Southwest Gas Corporation	504,714
18,990	Talen Energy Corporation[l]	118,308
12,150	Vectren Corporation	515,403
6,950	Westar Energy, Inc.	294,749
33,100	Wisconsin Energy Corporation	1,698,361

	Total	19,227,841

	Total Common Stock (cost $808,663,190)	876,301,711

	Collateral Held for Securities Loaned (1.7%)
68,616,520	Thrivent Cash Management Trust	68,616,520

	Total Collateral Held for Securities Loaned (cost $68,616,520)	68,616,520

Shares or Principal Amount	Short-Term Investments (20.6%)[m]
	Federal Farm Credit Discount Notes
3,500,000	0.190%, 2/2/2016	3,499,409
	Federal Home Loan Bank Discount Notes
46,000,000	0.100%, 1/4/2016	45,999,615
15,000,000	0.100%, 1/5/2016	14,999,833
54,000,000	0.103%, 1/6/2016	53,999,225
57,000,000	0.111%, 1/8/2016	56,998,766
20,000,000	0.105%, 1/11/2016	19,999,417
44,500,000	0.141%, 1/13/2016	44,497,902
48,000,000	0.110%, 1/15/2016	47,997,947
2,300,000	0.120%, 1/19/2016	2,299,862
43,300,000	0.123%, 1/20/2016	43,297,190
37,000,000	0.115%, 1/21/2016	36,997,636
22,080,000	0.119%, 1/22/2016	22,078,468
15,000,000	0.230%, 1/26/2016	14,997,604
7,000,000	0.271%, 1/27/2016	6,998,628
25,000,000	0.135%, 1/29/2016	24,997,375
38,000,000	0.239%, 2/3/2016	37,991,667
26,200,000	0.223%, 2/5/2016	26,194,313
12,563,000	0.220%, 2/10/2016	12,559,929
9,000,000	0.250%, 2/12/2016	8,997,375
10,000,000	0.368%, 2/17/2016	9,995,196
34,000,000	0.265%, 2/19/2016	33,987,730
20,000,000	0.265%, 2/22/2016	19,992,344
26,500,000	0.320%, 2/24/2016	26,487,265
21,000,000	0.300%, 2/25/2016	20,990,375
9,000,000	0.340%, 3/9/2016	8,994,220
1,000,000	0.420%, 3/10/2016	999,195
1,000,000	0.355%, 3/14/2016	999,280
30,000,000	0.363%, 3/16/2016	29,977,344
2,000,000	0.310%, 3/18/2016	1,998,674
3,000,000	0.370%, 3/21/2016	2,997,533
	Federal Home Loan Mortgage Corporation Discount Notes
4,700,000	0.100%, 1/8/2016[n]	4,699,908
900,000	0.100%, 1/13/2016[n]	899,970
7,000,000	0.200%, 2/17/2016[n]	6,998,172
	Federal National Mortgage Association Discount Notes
11,900,000	0.070%, 1/8/2016[n]	11,899,838
3,000,000	0.110%, 1/14/2016[n]	2,999,881
6,100,000	0.230%, 1/25/2016[n]	6,099,065
9,000,000	0.064%, 1/27/2016[k,n]	8,999,584
	Thrivent Cash Management Trust
118,807,605	0.220%	118,807,605

	Total Short-Term Investments (at amortized cost)	844,225,340

	Total Investments (cost $4,603,926,688) 114.3%	$4,684,442,343

	Other Assets and Liabilities, Net (14.3%)	(584,334,503)

	Total Net Assets 100.0%	$4,100,107,840

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Defaulted security. Interest is not being accrued.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $115,424,877 or 2.8% of total net assets.
f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2015.
h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
k	At December 31, 2015, $1,025,557 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
l	Non-income producing security.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Conservative Allocation Portfolio as of December 31, 2015 was $59,625,720 or 1.5% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$824,587
Apidos CLO XVIII, 7/22/2026	6/25/2014	822,937
Ares CLO, Ltd., 11/15/2025	11/26/2014	1,500,000
Ares CLO, Ltd., 10/12/2023	5/15/2015	2,800,000
Babson CLO, Ltd., 10/17/2026	8/15/2014	824,588
Bayview Opportunity Master Fund Trust, 2/28/2035	2/27/2015	2,054,853
Betony CLO, Ltd., 4/15/2027	2/25/2015	750,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	825,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	824,167
CAM Mortgage, LLC, 7/15/2064	6/24/2015	1,419,511
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	825,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	825,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	825,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	825,000
CoBank ACB, 6/15/2022	10/18/2013	381,832
DRB Prime Student Loan Trust, 1/25/2040	12/4/2015	975,205
DRB Prime Student Loan Trust, 7/25/2031	9/23/2015	937,059
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	825,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	962,802
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	2,650,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	824,175
Golub Capital Partners CLO 22B, Ltd., 2/20/2027	2/6/2015	1,566,968
Golub Capital Partners CLO 23M, Ltd., 5/5/2027	5/18/2015	798,000
Limerock CLO III, LLC, 10/20/2026	10/16/2014	2,500,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	898,920
Madison Park Funding, Ltd., 8/15/2022	5/8/2015	2,975,000
Magnetite XII, Ltd., 4/15/2027	2/6/2015	2,600,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	2,618,201
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	700,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	2,650,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	825,000
OHA Loan Funding, Ltd., 10/20/2026	11/6/2014	2,493,750
OZLM VIII, Ltd., 10/17/2026	8/7/2014	820,298
Pretium Mortgage Credit Partners, LLC, 10/27/2030	10/6/2015	1,855,603
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	1,925,000
Shackleton VII CLO, Ltd., 4/15/2027	3/27/2015	2,650,000
Sunset Mortgage Loan Company, LLC, 9/16/2045	10/2/2015	1,805,517
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	2,481,250
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	807,157
Vericrest Opportunity Loan Transferee, 2/25/2055	2/25/2015	1,147,223
Vericrest Opportunity Loan Transferee, 10/25/2058	2/6/2015	1,666,129
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	823,762

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Portfolio as of December 31, 2015:

Securities Lending Transactions

Taxable Debt Security	$6,886,905
Common Stock	60,192,669

Total lending	$67,079,574
Gross amount payable upon return of collateral for securities loaned	$68,616,520

Net amounts due to counterparty	$1,536,946

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (10.1%)[a]	Value
Basic Materials (0.6%)
	Alpha Natural Resources, Inc., Term Loan
$59,093	3.500%, 5/22/2020	$25,459
	Fortescue Metals Group, Ltd., Term Loan
118,108	4.250%, 6/30/2019	87,264
	Ineos US Finance, LLC, Term Loan
104,805	3.750%, 12/15/2020	100,351
	NewPage Corporation, Term Loan
131,625	9.500%, 2/11/2021	46,974
	Tronox Pigments BV, Term Loan
112,782	4.500%, 3/19/2020	99,531
	Wausau Paper Corporation, Term Loan
73,698	6.500%, 7/30/2020	73,145

	Total	432,724

Capital Goods (0.5%)
	ADS Waste Holdings, Inc., Term Loan
101,638	3.750%, 10/9/2019	98,208
	Berry Plastics Group, Inc., Term Loan
77,267	3.500%, 2/8/2020	75,669
	Rexnord, LLC, Term Loan
105,570	4.000%, 8/21/2020	102,073
	Silver II Borrower, Term Loan
97,089	4.000%, 12/13/2019	81,895

	Total	357,845

Communications Services (3.2%)
	Altice Financing SA, Term Loan
87,063	5.250%, 2/4/2022	86,600
	Atlantic Broadband Penn, LLC, Term Loan
48,003	3.250%, 11/30/2019	47,508
	Birch Communication Inc., Term Loan
106,563	7.750%, 7/17/2020	101,767
	Cengage Learning Acquisitions, Term Loan
86,578	7.000%, 3/31/2020	84,198
	Charter Communications Operating, LLC, Term Loan
25,606	3.000%, 7/1/2020	25,099
	Cincinnati Bell, Inc., Term Loan
105,570	4.000%, 9/10/2020	101,655
	CommScope, Inc., Term Loan
89,775	3.827%, 12/29/2022[b,c]	89,046
	CSC Holdings, LLC, Term Loan
37,500	5.000%, 10/9/2022	37,395
	Fairpoint Communications, Term Loan
105,293	7.500%, 2/14/2019	104,398
	Grande Communications Networks, LLC, Term Loan
105,303	4.500%, 5/29/2020	103,109
	Gray Television, Inc., Term Loan
66,772	3.750%, 6/13/2021	65,813
	Hargray Communications Group, Inc., Term Loan
48,866	5.250%, 6/26/2019	48,514
	Integra Telecom Holdings, Inc., Term Loan
105,309	5.250%, 8/14/2020	101,624
	Intelsat Jackson Holdings SA, Term Loan
77,173	3.750%, 6/30/2019	72,818
	Level 3 Communications, Inc., Term Loan
79,000	4.000%, 8/1/2019	78,802
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
145,000	4.500%, 1/7/2022	140,106
	LTS Buyer, LLC, Term Loan
88,823	4.000%, 4/13/2020	86,292
	MCC Georgia, LLC, Term Loan
78,800	3.750%, 6/30/2021	77,791
	McGraw-Hill Global Education Holdings, LLC, Term Loan
90,123	4.750%, 3/22/2019	87,945
	NEP/NCP Holdco, Inc., Term Loan
105,581	4.250%, 1/22/2020	98,454
	NTelos, Inc., Term Loan
105,280	5.750%, 11/9/2019	104,227
	Numericable US, LLC, Term Loan
75,000	4.563%, 7/29/2022b,c	71,543
	SBA Senior Finance II, LLC, Term Loan
98,500	3.250%, 3/24/2021	96,284
	TNS, Inc., Term Loan
50,623	5.000%, 2/14/2020	49,737
	Univision Communications, Inc., Term Loan
105,259	4.000%, 3/1/2020	102,838
	Virgin Media Investment Holdings, Ltd., Term Loan
54,539	3.500%, 6/30/2023	53,338
	WideOpenWest Finance, LLC, Term Loan
92,146	4.500%, 4/1/2019	88,662
	XO Communications, LLC, Term Loan
98,275	4.250%, 3/20/2021	95,769
	Yankee Cable Acquisition, LLC, Term Loan
100,566	4.250%, 3/1/2020	98,963
	Zayo Group, LLC, Term Loan
92,135	3.750%, 5/6/2021	90,473

	Total	2,490,768

Consumer Cyclical (1.8%)
	Amaya BV, Term Loan
86,410	5.000%, 8/1/2021	80,793
	Burlington Coat Factory Warehouse Corporation, Term Loan
86,035	4.250%, 8/13/2021	84,853
	Ceridian HCM Holding, Inc., Term Loan
51,784	4.500%, 9/15/2020	43,822
	Charter Communications Operating, LLC, Term Loan
52,650	3.000%, 1/3/2021	51,531
	Dollar Tree, Inc., Term Loan
62,344	3.500%, 7/6/2022	62,071

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (10.1%)[a]	Value
Consumer Cyclical (1.8%) - continued
	FCA US, LLC, Term Loan
$88,425	3.250%, 12/31/2018	$87,497
	Golden Nugget, Inc., Delayed Draw
18,048	5.500%, 11/21/2019	17,868
	Golden Nugget, Inc., Term Loan
42,112	5.500%, 11/21/2019	41,691
	Hilton Worldwide Finance, LLC, Term Loan
70,828	3.500%, 10/26/2020	70,629
	IMG Worldwide, Inc., Term Loan
113,461	5.250%, 5/6/2021	111,298
	J.C. Penney Corporation, Inc., Term Loan
105,300	6.000%, 5/22/2018	103,273
	Las Vegas Sands, LLC, Term Loan
78,400	3.250%, 12/19/2020	77,518
	Marina District Finance Company, Inc., Term Loan
57,055	6.500%, 8/15/2018	56,913
	MGM Resorts International, Term Loan
69,026	3.500%, 12/20/2019	67,990
	Michaels Stores, Inc., Term Loan
72,993	4.000%, 1/28/2020	72,415
	Mohegan Tribal Gaming Authority, Term Loan
115,604	5.500%, 6/15/2018	112,838
	Pinnacle Entertainment, Inc., Term Loan
17,416	3.750%, 8/13/2020	17,345
	Scientific Games International, Inc., Term Loan
105,840	6.000%, 10/18/2020	96,579
	Seminole Hard Rock Entertainment, Inc., Term Loan
49,242	3.500%, 5/14/2020	48,134
	Seminole Indian Tribe of Florida, Term Loan
78,145	3.000%, 4/29/2020	77,559

	Total	1,382,617

Consumer Non-Cyclical (1.4%)
	Albertson’s, Inc., Term Loan
155,764	5.500%, 3/21/2019	155,103
	Albertson’s, LLC, Term Loan
25,000	0.000%, 12/22/2022[b,c]	24,825
	Catalina Marketing Corporation, Term Loan
88,650	4.500%, 4/9/2021	70,477
	CHS/Community Health Systems, Inc., Term Loan
14,476	3.657%, 12/31/2018	14,253
48,183	3.750%, 1/27/2021	46,888
88,656	4.000%, 1/27/2021	87,136
	Endo Luxembourg Finance I Co Sarl, Term Loan
100,000	3.750%, 9/26/2022	98,542
	JBS USA, LLC, Term Loan
71,201	3.750%, 5/25/2018	70,756
9,849	3.750%, 9/18/2020	9,652
25,000	4.000%, 10/30/2022	24,906
	Libbey Glass, Inc., Term Loan
73,875	3.750%, 4/9/2021	72,490
	LTF Merger Sub, Inc., Term Loan
74,625	4.250%, 6/10/2022	72,620
	Ortho-Clinical Diagnostics, Inc., Term Loan
133,099	4.750%, 6/30/2021	112,302
	Supervalu, Inc., Term Loan
164,781	4.500%, 3/21/2019	162,343
	Valeant Pharmaceuticals International, Inc., Term Loan
113,713	4.000%, 4/1/2022[b,c]	109,136

	Total	1,131,429

Energy (0.5%)
	Arch Coal, Inc., Term Loan
154,142	6.250%, 5/16/2018	67,865
	Aria Energy Operating, LLC, Term Loan
34,805	5.000%, 5/27/2022	32,195
	Energy Solutions, LLC, Term Loan
103,164	6.750%, 5/29/2020	77,373
	Exgen Renewables I, LLC, Term Loan
51,609	5.250%, 2/6/2021	51,609
	McJunkin Red Man Corporation, Term Loan
76,231	4.750%, 11/8/2019	69,751
	MEG Energy Corporation, Term Loan
74,227	3.750%, 3/31/2020	65,097
	Offshore Group Investment, Ltd., Term Loan
98,510	0.000%, 3/28/2019[d]	19,784
	Pacific Drilling SA, Term Loan
78,975	4.500%, 6/3/2018	33,762

	Total	417,436

Financials (0.6%)
	Delos Finance Sarl, Term Loan
100,000	3.500%, 3/6/2021	99,482
	DJO Finance, LLC, Term Loan
39,900	4.250%, 6/7/2020	38,716
	Harland Clarke Holdings Corporation, Term Loan
101,250	7.000%, 5/22/2018	97,790
	MPH Acquisition Holdings, LLC, Term Loan
40,421	3.750%, 3/31/2021	39,276
	TransUnion, LLC, Term Loan
88,425	3.500%, 4/9/2021	85,735
	WaveDivision Holdings, LLC, Term Loan
85,499	4.000%, 10/15/2019	84,003

	Total	445,002

Technology (0.7%)
	Avago Technologies Cayman Finance, Ltd., Term Loan
175,000	0.000%, 11/13/2022[b,c]	172,923
	Avago Technologies, Ltd., Term Loan
128,403	3.750%, 5/6/2021	127,975
	BMC Software, Inc., Term Loan
102,090	5.000%, 9/10/2020	83,786

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (10.1%)[a]	Value
Technology (0.7%) - continued
	First Data Corporation, Term Loan
$108,000	3.918%, 3/23/2018	$106,455
50,000	3.918%, 9/24/2018	49,250
	Merrill Communications, LLC, Term Loan
249	6.250%, 6/1/2022	212
	SS&C European Holdings SARL, Term Loan
42,421	4.007%, 7/8/2022	42,050
6,243	4.018%, 7/8/2022	6,188

	Total	588,839

Transportation (0.5%)
	American Airlines, Inc., Term Loan
106,110	3.250%, 6/27/2020	104,336
	Delta Airlines, Inc., Term Loan
99,750	3.250%, 8/24/2022	99,447
	OSG Bulk Ships, Inc., Term Loan
103,425	5.250%, 8/5/2019	99,029
	XPO Logistics, Inc., Term Loan
112,500	5.500%, 11/1/2021	111,890

	Total	414,702

Utilities (0.3%)
	Calpine Corporation, Term Loan
94,468	4.000%, 10/31/2020	91,870
84,351	3.500%, 5/27/2022	80,260
	Intergen NV, Term Loan
105,300	5.500%, 6/15/2020	94,902

	Total	267,032

	Total Bank Loans (cost $8,554,781)	7,928,394

Shares	Common Stock (61.7%)
Consumer Discretionary (9.8%)
1,400	Aisan Industry Company, Ltd.	14,376
500	Aisin Seiki Company, Ltd.	21,519
1,150	Amazon.com, Inc.[e]	777,273
880	AutoZone, Inc.[e]	652,881
200	Bayerische Motoren Werke AG	16,733
2,200	Berkeley Group Holdings plc	119,600
4,830	Best Buy Company, Inc.	147,073
3,440	BorgWarner, Inc.	148,711
500	Brembo SPA	24,157
1,200	Bridgestone Corporation	41,162
2,300	Burlington Stores, Inc.[e]	98,670
3,000	Calsonic Kansei Corporation	26,448
3,045	Cedar Fair, LP	170,033
1,500	Cineworld Group plc	12,436
14,216	Comcast Corporation	802,209
900	Compass Group plc	15,595
400	Daimler AG	33,422
10,000	Debenhams plc	10,782
1,900	Denso Corporation	90,792
11,100	Discovery Communications, Inc., Class Ae	296,148
7,900	EDION Corporation	59,650
1,000	Electrolux AB	24,127
1,300	Eutelsat Communications	38,923
4,990	Ford Motor Company	70,309
1,690	General Motors Company	57,477
2,900	GKN plc	13,160
6,000	Gunze, Ltd.	17,574
3,200	Hakuhodo Dy Holdings, Inc.	34,623
1,470	Harman International Industries, Inc.	138,489
200	Hugo Boss AG	16,502
5,800	Inchcape plc	66,919
2,600	Informa plc	23,498
900	Intertek Group plc	36,816
1,500	Isuzu Motors, Ltd.	16,159
19,300	ITV plc	78,578
5,100	Jarden Corporation[e]	291,312
9,500	Lookers plc	25,884
7,993	MDC Partners, Inc.	173,608
400	Mitsuba Corporation	6,184
10,080	NIKE, Inc.	630,000
2,800	NOK Corporation	65,410
100	Paddy Power plc	13,356
2,000	PanaHome Corporation	15,110
1,930	Papa John’s International, Inc.	107,829
5,900	Persimmon plc	176,018
210	Priceline Group, Inc.[e]	267,739
500	ProSiebenSat.1 Media AG	25,226
100	Renault SA	10,010
1,552	Restoration Hardware Holdings, Inc.[e]	123,306
397	Schibsted ASA	13,052
1,400	Sekisui House, Ltd.	23,539
1,500	SHOWA Corporation	13,918
2,100	Sports Direct International plc[e]	17,846
600	Stanley Electric Company, Ltd.	13,163
3,900	Star Entertainment Group, Ltd.	14,311
7,310	Starbucks Corporation	438,819
4,700	Sumitomo Forestry Company, Ltd.	63,418
2,700	Sumitomo Rubber Industries, Ltd.	35,109
2,000	Takashimaya Company, Ltd.	18,011
500	Tamron Company, Ltd.	9,225
3,770	Target Corporation	273,740
4,700	Tatts Group, Ltd.	14,922
22,500	Taylor Wimpey plc	67,261
4,190	Toll Brothers, Inc.[e]	139,527
5,400	UBM plc	41,852
400	Valora Holding AG	83,218
2,000	Wacoal Holdings Corporation	23,917
3,800	WH Smith plc	98,739
2,600	Wolters Kluwer NV	87,318
3,400	WPP plc	78,207
700	Yokohama Rubber Company, Ltd.	10,750

	Total	7,723,678

Consumer Staples (3.6%)
800	AarhusKarlshamn AB	59,263
3,769	Anheuser-Busch InBev NV ADR	471,125
2,100	Axfood AB	36,372
500	Bakkafrost PF	14,730
200	British American Tobacco plc	11,107
1,900	Britvic plc	20,357
600	Carrefour SA	17,316
10,330	Coca-Cola Company	443,777
3,900	Coca-Cola HBC AGe	83,054
800	Henkel AG & Company KGaA	76,523
7,100	Imperial Tobacco Group plc	375,008
4,700	Japan Tobacco, Inc.	172,555
1,700	Jeronimo Martins SGPS SA	22,121
1,800	Kao Corporation	92,500
100	Kerry Group plc	8,274
11,900	Koninklijke Ahold NV	251,013
300	KOSE Corporation	27,738

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (61.7%)	Value
Consumer Staples (3.6%) - continued
1,600	Marks and Spencer Group plc	$10,653
2,500	Nestle SA	185,588
1,000	Nippon Meat Packers, Inc.	19,600
2,900	Nisshin Oillio Group, Ltd.	11,814
2,350	Philip Morris International, Inc.	206,589
400	Royal Unibrew AS	16,257
1,000	Suedzucker AG	19,820
500	Sugi Holdings Company, Ltd.	27,586
200	Sundrug Company, Ltd.	12,859
600	Svenska Cellulosa AB SCA	17,388
2,800	Swedish Match AB	98,945

	Total	2,809,932

Energy (3.9%)
400	Azrieli Group, Ltd.	14,901
29,000	BP plc	150,705
580	Cimarex Energy Company	51,840
6,450	EOG Resources, Inc.	456,595
5,620	EQT Corporation	292,971
18,000	Kinder Morgan, Inc.	268,560
1,000	OMV AG	28,385
9,850	Parsley Energy, Inc.[e]	181,732
600	Royal Dutch Shell plc	13,684
6,700	Royal Dutch Shell plc ADR, Class A	306,793
1,548	Royal Dutch Shell plc, Class B	35,281
12,900	Spectra Energy Corporation	308,826
4,900	Statoil ASA	68,339
5,000	TonenGeneral Sekiyu KK	42,210
7,710	Total SA ADR	346,565
61,440	Weatherford International, Ltd.[e]	515,482

	Total	3,082,869

Financials (17.4%)
19,600	Aberdeen Asset Management plc	83,520
500	Acadia Realty Trust	16,575
700	AEON Financial Service Company, Ltd.	15,637
1,010	Affiliated Managers Group, Inc.[e]	161,358
700	Agree Realty Corporation	23,793
3,241	Alexandria Real Estate Equities, Inc.	292,857
3,000	Allianz SE	528,837
1,300	American Capital Agency Corporation	22,542
574	American Farmland Company	4,041
1,642	American Realty Capital Properties, Inc.	13,005
2,500	Annaly Capital Management, Inc.	23,450
1,500	Apartment Investment & Management Company	60,045
8,600	Apollo Investment Corporation	44,892
3,950	Ares Capital Corporation	56,288
8,200	Australia & New Zealand Banking Group, Ltd.	165,474
1,100	AvalonBay Communities, Inc.	202,543
30,900	Banco Santander SA	152,009
13,900	Bank Hapoalim, Ltd.	71,752
3,612	Bank of Queensland, Ltd.	36,436
24,000	Bank of Yokohama, Ltd.	147,110
8,300	BinckBank NV	71,533
2,100	BioMed Realty Trust, Inc.	49,749
400	Bluerock Residential Growth REIT, Inc.	4,740
300	Bolsas y Mercados Espanoles SA	10,110
2,165	Boston Properties, Inc.	276,124
2,600	British Land Company plc	30,084
8,684	Brixmor Property Group, Inc.	224,221
3,390	Camden Property Trust	260,216
3,807	Capital Shopping Centres Group plc	17,786
11,200	CapitaMall Trust	15,197
650	Care Capital Properties, Inc.	19,871
19,930	Charles Schwab Corporation	656,295
356	Chesapeake Lodging Trust	8,957
3,000	Chiba Bank, Ltd.	21,289
10,860	Citigroup, Inc.	562,005
3,600	CNP Assurances	48,562
250	CoreSite Realty Corporation	14,180
2,300	CubeSmart	70,426
400	CyrusOne, Inc.	14,980
1,300	Daiwa House Industry Company, Ltd.	37,370
11,020	DDR Corporation	185,577
200	Derwent London plc	10,818
16,600	DEXUS Property Group	90,041
950	Digital Realty Trust, Inc.	71,839
7,908	Direct Line Insurance Group plc	47,402
5,600	Duke Realty Corporation	117,712
300	DuPont Fabros Technology, Inc.	9,537
5,230	Encore Capital Group, Inc.[e]	152,088
700	EPR Properties	40,915
510	Equinix, Inc.	154,224
1,000	Equity Lifestyle Properties, Inc.	66,670
300	Equity One, Inc.	8,145
3,460	Equity Residential	282,301
550	Essex Property Trust, Inc.	131,675
450	Extra Space Storage, Inc.	39,694
200	Federal Realty Investment Trust	29,220
8,600	FlexiGroup, Ltd.	18,769
10,200	Frasers Centrepoint Trust	13,257
24,000	Fukuoka Financial Group, Inc.	119,007
4,539	General Growth Properties, Inc.	123,506
500	GEO Group, Inc.	14,455
1,400	Hamborner REIT AG	14,627
1,900	Hammerson plc	16,797
3,000	Hang Seng Bank, Ltd.	56,860
1,400	Hannover Rueckversicherung SE	159,866
2,700	HCP, Inc.	103,248
2,257	Health Care REIT, Inc.	153,544
2,200	Healthcare Trust of America, Inc.	59,334
6,100	Henderson Group plc	27,725
2,500	Henderson Land Development Company, Ltd.	15,250
1,300	Highwoods Properties, Inc.	56,680
6,000	Hokuhoku Financial Group, Inc.	12,231
1,000	Hospitality Properties Trust	26,150
9,591	Host Hotels & Resorts, Inc.	147,126
400	Hudson Pacific Properties, Inc.	11,256
3,100	Hufvudstaden AB	43,823
24,000	Hysan Development Company, Ltd.	98,056
900	IG Group Holdings plc	10,640
4,400	ING Groep NV	59,532
1,710	Intercontinental Exchange, Inc.	438,205
10,585	Intermediate Capital Group plc	97,579
1,650	Invesco Mortgage Capital, Inc.	20,444
7,000	Investa Office Fund	20,263
14,900	Investec plc	105,061
600	Iron Mountain, Inc.	16,206
600	Kilroy Realty Corporation	37,968
4,400	Kimco Realty Corporation	116,424
267	Lamar Advertising Company	16,015
700	LaSalle Hotel Properties	17,612
300	Liberty Property Trust	9,315
17,000	Link REIT	101,352
1,175	Macerich Company	94,811

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (61.7%)	Value
Financials (17.4%) - continued
200	Macquarie Group, Ltd.	$11,965
2,200	Medical Properties Trust, Inc.	25,322
8,130	MetLife, Inc.	391,947
800	Mid-America Apartment Communities, Inc.	72,648
21,200	Mitsubishi UFJ Financial Group, Inc.	131,318
200	Muenchener Rueckversicherungs- Gesellschaft AG	39,848
500	National Health Investors, Inc.	30,435
1,800	National Retail Properties, Inc.	72,090
52,000	New World Development Company, Ltd.	51,061
850	NorthStar Realty Finance Corporation	14,475
4,000	Ogaki Kyoritsu Bank, Ltd.	16,127
4,200	Old Mutual plc	11,049
1,000	Omega Healthcare Investors, Inc.	34,980
500	Outfront Media, Inc.	10,915
4,186	PacWest Bancorp	180,417
1,200	Parkway Properties, Inc.	18,756
1,650	Physicians Realty Trust	27,819
4,000	Poundland Group plc	12,248
6,740	Prologis, Inc.	289,281
1,368	Public Storage, Inc.	338,854
2,310	Raymond James Financial, Inc.	133,911
1,000	Realty Income Corporation	51,630
700	Regency Centers Corporation	47,684
2,800	Renasant Corporation	96,348
2,800	Resona Holdings, Inc.	13,597
400	Retail Opportunity Investments Corporation	7,160
1,997	RLJ Lodging Trust	43,195
300	Sampo Oyj	15,235
2,000	Schroders plc	87,598
168	Silver Bay Realty Trust Corporation REIT	2,631
2,740	Simon Property Group, Inc.	532,766
500	SL Green Realty Corporation	56,490
3,375	Solar Capital, Ltd.	55,451
400	Sompo Japan Nipponkoa Holdings, Inc.	13,134
367	Sovran Self Storage, Inc.	39,383
5,400	Spirit Realty Captial, Inc.	54,108
40,500	Stockland	120,223
596	Store Capital Corporation	13,827
16,000	Sumitomo Mitsui Trust Holdings, Inc.	60,597
1,500	Summit Hotel Properties, Inc.	17,925
150	Sun Communities, Inc.	10,279
700	Sunstone Hotel Investors, Inc.	8,743
3,200	Swiss Re AG	312,532
14,390	Synchrony Financial[e]	437,600
500	Talanx AG	15,377
1,033	Tanger Factory Outlet Centers, Inc.	33,779
300	Taubman Centers, Inc.	23,016
300	Tokio Marine Holdings, Inc.	11,587
6,200	UBS Group AG	120,277
2,400	UDR, Inc.	90,168
9,000	United Overseas Bank, Ltd.	124,081
1,410	Urban Edge Properties	33,065
2,600	Ventas, Inc.	146,718
2,610	Vornado Realty Trust	260,896
1,800	Wallenstam AB	14,468
17,800	Wing Tai Holdings, Ltd.	21,988
600	WP Carey, Inc.	35,400
4,650	XL Group plc	182,187
6,100	Zions Bancorporation	166,530

	Total	13,719,850

Health Care (6.7%)
14,170	Abbott Laboratories	636,375
200	Actelion, Ltd.	27,789
3,810	Akorn, Inc.[e]	142,151
1,790	Allergan plc[e]	559,375
2,210	Amgen, Inc.	358,749
1,500	Astellas Pharmaceutical, Inc.	21,354
100	Bayer AG	12,489
400	CSL, Ltd.	30,496
2,200	Essilor International SA	274,201
200	Fresenius Medical Care AG & Company KGaA	16,807
200	Gerresheimer AG	15,628
2,500	Hikma Pharmaceuticals plc	84,749
4,700	Hologic, Inc.[e]	181,843
1,697	ICON plc[e]	131,857
810	Illumina, Inc.[e]	155,475
900	Kaken Pharmaceutical Company, Ltd.	61,500
300	Lonza Group AG	48,790
9,300	Medtronic, Inc.	715,356
13,550	Merck & Company, Inc.	715,711
4,000	Mylan NVe	216,280
2,200	Novartis AG	189,242
2,500	Novo Nordisk AS	144,746
400	Paramount Bed Holdings Company, Ltd.	14,193
6,532	Pfizer, Inc.	210,853
500	Recordati SPA	13,045
1,500	Sanofi	127,833
700	Suzuken Company, Ltd.	26,602
1,290	Waters Corporation[e]	173,608

	Total	5,307,097

Industrials (6.6%)
800	Aalberts Industries NV	27,565
900	Adecco SA	61,598
4,900	ADT Corporation	161,602
1,300	Aida Engineering, Ltd.	13,399
17,000	Air New Zealand, Ltd.	34,287
900	Airbus Group NV	60,649
1,500	Amada Holdings Company, Ltd.	14,314
400	Andritz AG	19,467
8,000	Asahi Glass Company, Ltd.	45,831
500	Atlas Copco Aktiebolag	12,262
9,500	BAE Systems plc	69,944
6,220	Boeing Company	899,350
4,700	Bollore SA	21,900
4,300	Central Glass Company, Ltd.	19,722
700	Central Japan Railway Company	124,274
800	Compagnie de Saint-Gobain	34,668
500	Croda International plc	22,403
3,100	CTT-Correios de Portugal SA	29,794
2,000	Dai Nippon Printing Company, Ltd.	19,777
1,922	Dart Group plc	16,675
1,400	Deutsche Post AG	39,141
700	DSV AS	27,555
100	East Japan Railway Company	9,417
300	Elbit Systems, Ltd.	26,411
3,220	EMCOR Group, Inc.	154,689
2,100	Ferrovial SA	47,488
1,338	Galliford Try plc	30,065

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (61.7%)	Value
Industrials (6.6%) - continued
300	GEA Group AG	$12,120
2,000	Hankyu Hanshin Holdings, Inc.	13,000
3,220	HNI Corporation	116,113
200	Hochtief AG	18,550
200	Hoshizaki Electric Company, Ltd.	12,433
800	IBIDEN Company, Ltd.	11,469
9,444	Illinois Tool Works, Inc.	875,270
1,000	Inaba Denki Sangyo Company, Ltd.	31,951
8,040	Ingersoll-Rand plc	444,532
3,300	Intrum Justitia AB	112,291
12,100	ITOCHU Corporation	143,124
600	Jardine Matheson Holdings, Ltd.	29,057
200	Jungheinrich AG	16,495
1,000	Keisei Electric Railway Company, Ltd.	12,758
4,500	KITZ Corporation	20,213
3,000	KONE Oyj	127,024
1,000	Koninklijke Boskalis Westminster NV	40,792
4,700	Macquarie Infrastructure Corporation	341,220
5,730	Masco Corporation	162,159
6,407	Meggitt plc	35,375
300	MEITEC Corporation	10,273
1,800	MIRAIT Holdings Corporation	14,830
2,000	Mitsuboshi Belting, Ltd.	15,944
1,900	Nikkon Holdings Company, Ltd.	37,870
3,000	Nippon Express Company, Ltd.	14,098
3,100	Nitto Kogyo Corporation	54,200
1,000	Obayashi Corporation	9,227
200	Randstad Holding NV	12,454
6,000	Rentokil Initial plc	14,078
200	Rieter Holding AG	37,591
593	Saft Groupe SA	18,074
6,400	SIG plc	13,524
1,000	Teleperformance SA	84,088
300	Thales SA	22,455
400	TKH Group NV	16,243
3,000	Toppan Printing Company, Ltd.	27,639
400	Travis Perkins plc	11,604
1,100	Tsubakimoto Chain Company	8,470
200	Vestas Wind Systems AS	13,968
1,400	WABCO Holdings, Inc.[e]	143,164
500	Yuasa Trading Company, Ltd.	12,352

	Total	5,212,339

Information Technology (9.1%)
5,160	Alibaba Group Holding, Ltd. ADR[e]	419,353
570	Alphabet, Inc., Class Ae	443,466
561	Alphabet, Inc., Class Ce	425,732
1,200	Alps Electric Company, Ltd.	32,542
400	AMS AG	13,371
5,130	Apple, Inc.	539,984
160	AtoS	13,432
2,630	Autodesk, Inc.[e]	160,246
1,700	Canon, Inc.	51,425
300	Cap Gemini SA	27,836
2,450	Check Point Software Technologies, Ltd.[e]	199,381
16,720	Cisco Systems, Inc.	454,032
1,500	Dialog Semiconductor plc[e]	50,053
600	DTS Corporation	13,658
15,579	EMC Corporation	400,069
1,940	Facebook, Inc.[e]	203,040
6,100	FUJIFILM Holdings NPV	254,568
2,000	Hitachi Kokusai Electric, Inc.	27,189
900	Hoya Corporation	36,803
500	Ingenico Group	63,111
1,800	IRESS, Ltd.	13,032
800	IT Holdings Corporation	18,279
800	ITOCHU Techno-Solutions Corporation	15,940
5,380	Juniper Networks, Inc.	148,488
400	Kyocera Corporation	18,576
3,350	MasterCard, Inc.	326,156
8,200	MaxLinear, Inc.[e]	120,786
14,150	Microsoft Corporation	785,042
2,400	NEC Networks & System Integration Corporation	42,443
800	NS Solutions Corporation	18,229
2,890	Plantronics, Inc.	137,044
7,620	Progress Software Corporation[e]	182,880
5,300	QLIK Technologies, Inc.[e]	167,798
900	SAP SE	71,418
3,800	Shinko Electric Industries Company, Ltd.	24,361
200	TDK Corporation	12,809
710	Ultimate Software Group, Inc.[e]	138,812
8,830	Visa, Inc.	684,767
8,240	Xilinx, Inc.	387,033

	Total	7,143,184

Materials (1.8%)
570	Ashland, Inc.	58,539
200	Aurubis AG	10,127
4,900	BHP Billiton plc	54,644
11,100	BHP Billiton, Ltd.	142,852
5,200	BillerudKorsnas AB	96,234
4,400	Boral, Ltd.	18,812
1,200	Buzzi Unicem SPA	21,510
1,230	Crown Holdings, Inc.[e]	62,361
6,400	Daicel Corporation	95,244
1,561	Domtar Corporation	57,679
2,000	DOWA Holdings Company, Ltd.[e]	14,380
300	Evonik Industries AG	9,923
960	FMC Corporation	37,565
1,300	Hexpol AB	13,939
1,800	Hokuetsu Kishu Paper Company, Ltd.	10,607
800	Holmen AB	24,710
800	JFE Holdings, Inc.	12,562
200	LafargeHolcim, Ltd.	10,015
2,000	Mitsubishi Chemical Holdings Corporation	12,689
1,500	Mondi plc	29,401
800	Nippon Paint Holdings Company, Ltd.	19,362
1,800	Nippon Steel & Sumitomo Metal Corporation	35,608
1,200	Novozymes AS	57,455
3,000	Oji Holdings Corporation	12,057
2,390	Owens-Illinois, Inc.[e]	41,634
1,110	Packaging Corporation of America	69,986
660	PPG Industries, Inc.	65,221
900	Rio Tinto plc	26,204
300	Rio Tinto, Ltd.	9,702
3,110	Steel Dynamics, Inc.	55,576
3,000	Sumitomo Seika Chemicals Company, Ltd.	18,253
2,000	Tosoh Corporation	10,288
2,800	UPM-Kymmene Oyj	51,983
2,842	Yara International ASA	122,230

	Total	1,389,352

Telecommunications Services (1.3%)
13,011	BT Group plc	90,343

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (61.7%)	Value
Telecommunications Services (1.3%) - continued
3,500	Elisa Oyj	$131,688
3,100	Freenet AG	104,609
47,628	KCOM Group plc	81,097
8,100	Orange SA	135,479
1,600	Proximus SA	52,066
5,000	StarHub, Ltd.	13,012
61,500	Telstra Corporation, Ltd.	249,917
1,400	Vivendi SA	30,068
6,200	Zayo Group Holdings, Inc.[e]	164,858

	Total	1,053,137

Utilities (1.5%)
29,900	A2A SPA	40,487
14,400	Brookfield Infrastructure Partners, LP	545,904
3,500	CLP Holdings, Ltd.	29,666
25,900	Electricidade de Portugal SA	93,327
8,521	MDU Resources Group, Inc.	156,105
2,924	NorthWestern Corporation	158,627
14,500	Redes Energeticas Nacionais SGPS SA	43,805
2,000	Toho Gas Company, Ltd.	12,916
6,400	United Utilities Group plc	88,124

	Total	1,168,961

	Total Common Stock (cost $49,529,400)	48,610,399

Principal Amount	Long-Term Fixed Income (17.5%)	Value
Asset-Backed Securities (0.1%)
	Countrywide Asset-Backed Certificates
33,637	5.530%, 4/25/2047	36,642
	Vericrest Opportunity Loan Transferee
63,690	3.500%, 6/26/2045[f]	62,721

	Total	99,363

Basic Materials (0.3%)
	Albemarle Corporation
14,000	3.000%, 12/1/2019	13,732
	Anglo American Capital plc
9,000	1.271%, 4/15/2016[f,g]	8,912
	ArcelorMittal SA
50,000	6.500%, 3/1/2021	40,244
	Dow Chemical Company
10,000	8.550%, 5/15/2019	11,786
	First Quantum Minerals, Ltd.
55,000	7.000%, 2/15/2021[f]	34,513
	Freeport-McMoRan, Inc.
7,000	2.300%, 11/14/2017	5,968
12,000	2.375%, 3/15/2018	9,360
	Glencore Funding, LLC
10,000	1.377%, 4/16/2018[f,g]	8,438
	LyondellBasell Industries NV
10,000	5.000%, 4/15/2019	10,638
	NOVA Chemicals Corporation
40,122	5.250%, 8/1/2023[f]	39,721
	Sappi Papier Holding GmbH
35,000	6.625%, 4/15/2021[f]	35,350

	Total	218,662

Capital Goods (0.6%)
	Berry Plastics Corporation
$30,000	6.000%, 10/15/2022[f]	30,525
	Building Materials Corporation of America
50,000	6.000%, 10/15/2025[f]	51,000
	Cemex SAB de CV
55,000	5.700%, 1/11/2025[f]	45,994
	CNH Industrial Capital, LLC
60,000	4.375%, 11/6/2020	56,550
	Crown Americas Capital Corporation IV
50,000	4.500%, 1/15/2023	48,875
	General Electric Company
16,000	4.200%, 12/15/2049[h]	15,920
	L-3 Communications Corporation
13,000	1.500%, 5/28/2017	12,839
	Lockheed Martin Corporation
10,000	1.850%, 11/23/2018	9,982
	Martin Marietta Materials, Inc.
16,000	1.703%, 6/30/2017[g]	15,889
	Nortek, Inc.
26,748	8.500%, 4/15/2021	27,754
	Owens-Brockway Glass Container, Inc.
55,000	5.000%, 1/15/2022[f]	53,762
	Pentair Finance SA
10,000	3.625%, 9/15/2020	9,990
	Reynolds Group Issuer, Inc.
26,748	9.875%, 8/15/2019	26,948
	Roper Industries, Inc.
11,000	2.050%, 10/1/2018	10,929
	United Rentals North America, Inc.
55,000	5.500%, 7/15/2025	53,350

	Total	470,307

Collateralized Mortgage Obligations (2.5%)
	Alternative Loan Trust
128,282	5.500%, 10/25/2035	117,202
	Banc of America Alternative Loan Trust
59,819	6.000%, 11/25/2035	53,239
	CHL Mortgage Pass-Through Trust
84,285	4.325%, 1/25/2036	79,067
	Citigroup Mortgage Loan Trust, Inc.
23,579	2.751%, 3/25/2037	18,614
	CitiMortgage Alternative Loan Trust
92,731	5.750%, 4/25/2037	79,549
	Countrywide Alternative Loan Trust
78,761	6.500%, 8/25/2036	59,346
238,887	6.000%, 4/25/2037	172,524
	Credit Suisse First Boston Mortgage Securities Corporation
55,789	5.250%, 10/25/2035	55,452
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
59,076	5.500%, 11/25/2035	56,437
	HomeBanc Mortgage Trust
46,538	2.229%, 4/25/2037	35,083
	J.P. Morgan Alternative Loan Trust
142,909	6.500%, 3/25/2036	123,632

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (17.5%)	Value
Collateralized Mortgage Obligations (2.5%) - continued
	J.P. Morgan Mortgage Trust
$85,937	2.327%, 6/25/2035	$85,794
80,068	2.812%, 6/25/2035	80,893
66,341	2.872%, 8/25/2035	65,930
87,056	2.919%, 1/25/2037	76,432
	MortgageIT Trust
73,266	0.682%, 12/25/2035[g]	66,327
	New York Mortgage Trust
77,263	2.671%, 5/25/2036	69,913
	Residential Accredit Loans, Inc. Trust
72,293	5.750%, 9/25/2035	65,122
	Residential Funding Mortgage Security I Trust
85,104	6.000%, 7/25/2037	77,038
	Structured Adjustable Rate Mortgage Loan Trust
91,434	2.877%, 9/25/2035	77,258
	Structured Asset Mortgage Investments, Inc.
138,021	0.732%, 12/25/2035[g]	99,925
	WaMu Mortgage Pass Through Certificates
69,586	2.431%, 10/25/2036	62,199
131,013	0.997%, 1/25/2047[g]	105,664
	Wells Fargo Mortgage Backed Securities Trust
68,266	2.763%, 3/25/2036	67,797
62,968	2.731%, 7/25/2036	61,699
53,113	6.000%, 7/25/2037	52,578

	Total	1,964,714

Communications Services (0.9%)
	21st Century Fox America, Inc.
14,000	6.900%, 3/1/2019	15,902
	AMC Networks, Inc.
16,748	7.750%, 7/15/2021	17,585
10,000	4.750%, 12/15/2022	10,000
	America Movil SAB de CV
10,000	5.000%, 10/16/2019	10,802
	American Tower Corporation
10,000	2.800%, 6/1/2020	9,885
	AT&T, Inc.
10,000	1.533%, 6/30/2020[g]	9,928
	British Sky Broadcasting Group plc
14,000	2.625%, 9/16/2019[f]	13,935
	CC Holdings GS V, LLC
10,000	2.381%, 12/15/2017	10,011
	CCO Safari II, LLC
5,000	3.579%, 7/23/2020[f]	4,970
5,000	4.464%, 7/23/2022[f]	4,983
	CCOH Safari, LLC
30,000	5.750%, 2/15/2026[f]	30,075
	CenturyLink, Inc.
35,000	6.450%, 6/15/2021	34,125
	Clear Channel Worldwide Holdings, Inc.
40,000	6.500%, 11/15/2022	39,000
	Columbus International, Inc.
50,000	7.375%, 3/30/2021[f]	49,500
	Digicel, Ltd.
56,748	6.000%, 4/15/2021[f]	47,810
	DIRECTV Holdings, LLC
10,000	5.875%, 10/1/2019	11,161
	Frontier Communications Corporation
35,000	8.875%, 9/15/2020[f]	35,438
	Hughes Satellite Systems Corporation
30,000	6.500%, 6/15/2019	32,325
	Intelsat Jackson Holdings SA
26,748	7.250%, 10/15/2020	23,404
	Numericable-SFR
50,000	6.000%, 5/15/2022[f]	48,500
	SBA Tower Trust
16,000	5.101%, 4/17/2017[f]	16,198
	Sprint Corporation
55,000	7.625%, 2/15/2025	40,150
	Telefonica Emisiones SAU
12,000	3.192%, 4/27/2018	12,233
	T-Mobile USA, Inc.
40,000	6.633%, 4/28/2021	41,500
	Univision Communications, Inc.
40,000	5.125%, 5/15/2023[f]	38,500
	UPCB Finance V, Ltd.
36,000	7.250%, 11/15/2021[f]	38,250
	Verizon Communications, Inc.
37,000	2.625%, 2/21/2020	37,129
16,000	4.500%, 9/15/2020	17,191

	Total	700,490

Consumer Cyclical (1.0%)
	AMC Entertainment, Inc.
32,000	5.875%, 2/15/2022	32,480
	Brookfield Residential Properties, Inc.
30,000	6.125%, 7/1/2022[f]	27,750
	Cinemark USA, Inc.
31,000	4.875%, 6/1/2023	30,225
	Corrections Corporation of America
35,000	5.000%, 10/15/2022	34,825
	Daimler Finance North America, LLC
9,000	1.875%, 1/11/2018[f]	8,964
	ERAC USA Finance, LLC
16,000	2.350%, 10/15/2019[f]	15,772
	Ford Motor Credit Company, LLC
16,000	5.000%, 5/15/2018	16,806
14,000	2.597%, 11/4/2019	13,746
	General Motors Financial Company, Inc.
26,748	3.250%, 5/15/2018	26,882
21,000	4.375%, 9/25/2021	21,295
	GLP Capital, LP
60,000	4.875%, 11/1/2020	58,800
	Hilton Worldwide Finance, LLC
50,000	5.625%, 10/15/2021	51,812
	Home Depot, Inc.
10,000	0.882%, 9/15/2017[g]	10,015
10,000	2.625%, 6/1/2022	9,990
	Hyundai Capital America
12,000	1.450%, 2/6/2017[f]	11,944
	Jaguar Land Rover Automotive plc
30,000	4.250%, 11/15/2019[f]	30,225

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (17.5%)	Value
Consumer Cyclical (1.0%) - continued
$33,000	5.625%, 2/1/2023[f]	$33,330
	KB Home
29,000	4.750%, 5/15/2019	28,130
	L Brands, Inc.
33,000	6.625%, 4/1/2021	36,547
	Lennar Corporation
50,000	4.750%, 11/15/2022	49,575
	Macy’s Retail Holdings, Inc.
14,000	7.450%, 7/15/2017	15,127
	MGM Resorts International
55,000	6.000%, 3/15/2023	54,588
	Ralph Lauren Corporation
10,000	2.625%, 8/18/2020	10,095
	Royal Caribbean Cruises, Ltd.
51,748	5.250%, 11/15/2022	53,042
	Six Flags Entertainment Corporation
40,000	5.250%, 1/15/2021[f]	40,500
	Toll Brothers Finance Corporation
20,000	4.000%, 12/31/2018	20,400
	Visa, Inc.
10,000	2.200%, 12/14/2020	9,981
	West Corporation
50,000	5.375%, 7/15/2022[f]	43,125

	Total	795,971

Consumer Non-Cyclical (0.9%)
	Actavis Funding SCS
7,000	1.757%, 3/12/2020[g]	7,025
	Amgen, Inc.
10,000	2.125%, 5/1/2020	9,864
	B&G Foods, Inc.
40,000	4.625%, 6/1/2021	39,600
	BAT International Finance plc
10,000	1.022%, 6/15/2018[f,g]	9,986
	Becton, Dickinson and Company
13,000	1.450%, 5/15/2017	12,945
	Boston Scientific Corporation
5,000	6.000%, 1/15/2020	5,552
	Bunge Limited Finance Corporation
10,000	3.500%, 11/24/2020	9,944
	Cardinal Health, Inc.
10,000	1.950%, 6/15/2018	9,974
	Celgene Corporation
10,000	3.550%, 8/15/2022	10,097
	CHS/Community Health Systems, Inc.
33,000	7.125%, 7/15/2020	32,876
	Cott Beverages, Inc.
55,000	5.375%, 7/1/2022	53,900
	CVS Health Corporation
10,000	2.250%, 12/5/2018	10,048
	EMD Finance, LLC
6,000	0.876%, 3/17/2017[f,g]	5,982
	Envision Healthcare Corporation
50,000	5.125%, 7/1/2022[f]	49,000
	Forest Laboratories, Inc.
15,000	4.375%, 2/1/2019[f]	15,714
	Fresenius Medical Care US Finance, Inc.
26,748	5.750%, 2/15/2021[f]	28,620
	Gilead Sciences, Inc.
10,000	3.250%, 9/1/2022	10,069
	Grifols Worldwide Operations, Ltd.
40,000	5.250%, 4/1/2022	40,200
	HCA, Inc.
26,748	4.750%, 5/1/2023	26,481
	JBS USA, LLC
55,000	5.750%, 6/15/2025[f]	47,850
	Laboratory Corporation of America Holdings
5,000	2.625%, 2/1/2020	4,936
	Mead Johnson Nutrition Company
10,000	3.000%, 11/15/2020	9,997
	Merck & Company, Inc.
5,000	0.716%, 2/10/2020[g]	4,969
	Mondelez International, Inc.
8,000	2.250%, 2/1/2019	7,997
	Mylan NV
5,000	3.750%, 12/15/2020[f]	5,005
	PepsiCo, Inc.
10,000	1.850%, 4/30/2020	9,885
	Revlon Consumer Products Corporation
26,748	5.750%, 2/15/2021	25,879
	Reynolds American, Inc.
10,000	3.250%, 6/12/2020	10,163
	SABMiller plc
12,000	6.500%, 7/15/2018[f]	13,240
	Safeway, Inc.
3,000	3.400%, 12/1/2016	2,970
	Spectrum Brands Escrow Corporation
33,000	6.375%, 11/15/2020	35,063
	Tenet Healthcare Corporation
50,000	8.125%, 4/1/2022	49,875
	TreeHouse Foods, Inc.
40,000	4.875%, 3/15/2022	38,100
	Valeant Pharmaceuticals International
26,748	7.250%, 7/15/2022[f]	26,146
	VPII Escrow Corporation
25,000	7.500%, 7/15/2021[f]	24,938
	Zoetis, Inc.
10,000	3.450%, 11/13/2020	10,012

	Total	714,902

Energy (0.6%)
	Anadarko Petroleum Corporation
10,000	8.700%, 3/15/2019	11,361
	Boardwalk Pipelines, Ltd.
11,000	5.875%, 11/15/2016	11,107
	Buckeye Partners, LP
17,000	2.650%, 11/15/2018	16,355
	Chevron Corporation
10,000	0.874%, 11/16/2018[g]	10,003
	CNPC General Capital, Ltd.
3,000	2.750%, 4/19/2017[f]	3,032
	Concho Resources, Inc.
51,748	6.500%, 1/15/2022	49,678

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (17.5%)	Value
Energy (0.6%) - continued
	Crestwood Midstream Partners, LP
$40,000	6.250%, 4/1/2023[f]	$27,900
	Enbridge, Inc.
8,000	0.866%, 6/2/2017[g]	7,835
	EQT Corporation
10,000	8.125%, 6/1/2019	10,802
	Marathon Petroleum Corporation
10,000	3.400%, 12/15/2020	9,821
	MEG Energy Corporation
33,000	6.375%, 1/30/2023[f]	22,605
	Noble Energy, Inc.
55,000	5.875%, 6/1/2022	52,321
	Pacific Drilling V, Ltd.
40,000	7.250%, 12/1/2017[f]	20,600
	Petrobras International Finance Company
60,000	5.750%, 1/20/2020	47,100
	Petroleos Mexicanos
70,000	5.625%, 1/23/2046[f]	53,564
	Pioneer Natural Resources Company
3,000	3.450%, 1/15/2021	2,770
	Regency Energy Partners, LP
50,000	5.000%, 10/1/2022	44,294
	Sabine Pass Liquefaction, LLC
55,000	5.625%, 3/1/2025[f]	46,544
	Schlumberger Holdings Corporation
10,000	3.000%, 12/21/2020[f]	9,871
	Shell International Finance BV
10,000	0.806%, 5/11/2020[g]	9,853
	Southwestern Energy Company
14,000	7.500%, 2/1/2018	11,900
	Sunoco Logistics Partners Operations, LP
10,000	4.400%, 4/1/2021	9,691

	Total	489,007

Financials (1.8%)
	Abbey National Treasury Services plc
14,000	1.013%, 9/29/2017[g]	13,883
	ACE INA Holdings, Inc.
10,000	2.875%, 11/3/2022	9,924
	Air Lease Corporation
14,000	2.125%, 1/15/2018	13,755
5,000	2.625%, 9/4/2018	4,942
	Ally Financial, Inc.
40,000	4.750%, 9/10/2018	40,950
	American Express Credit Corporation
10,000	1.552%, 9/14/2020[g]	10,085
	Aviation Capital Group Corporation
8,000	3.875%, 9/27/2016[f]	8,060
	Bank of America Corporation
18,000	5.700%, 5/2/2017	18,772
16,000	1.700%, 8/25/2017	15,954
31,000	1.656%, 3/22/2018[g]	31,099
25,000	5.650%, 5/1/2018	26,883
15,000	8.000%, 12/29/2049[h]	15,263
	BB&T Corporation
16,000	2.050%, 6/19/2018	16,091
	Bear Stearns Companies, LLC
20,000	6.400%, 10/2/2017	21,539
	BNP Paribas SA
12,000	2.375%, 9/14/2017	12,143
	Caisse Centrale Desjardins du Quebec
7,000	0.989%, 1/29/2018[f,g]	6,986
	CIT Group, Inc.
30,000	3.875%, 2/19/2019	29,850
	Citigroup, Inc.
21,000	1.850%, 11/24/2017	20,969
	Credit Agricole SA
8,000	1.457%, 6/10/2020[f,g]	7,983
	CyrusOne, LP
26,748	6.375%, 11/15/2022	27,550
	DDR Corporation
8,000	9.625%, 3/15/2016	8,125
	Discover Bank
4,000	8.700%, 11/18/2019	4,732
	Discover Financial Services
8,000	6.450%, 6/12/2017	8,452
	Duke Realty, LP
14,000	8.250%, 8/15/2019	16,561
	Fifth Third Bancorp
20,000	5.450%, 1/15/2017	20,734
	Goldman Sachs Group, Inc.
8,000	2.625%, 1/31/2019	8,057
12,000	7.500%, 2/15/2019	13,731
5,000	1.476%, 4/23/2020[g]	5,007
10,000	2.012%, 11/29/2023[g]	10,089
	Goldman Sachs Group, Inc. Convertible
375,000	0.500%, 9/24/2022	387,911
	Hartford Financial Services Group, Inc.
17,000	6.000%, 1/15/2019	18,696
	HCP, Inc.
10,000	3.750%, 2/1/2019	10,316
	Health Care REIT, Inc.
10,000	4.700%, 9/15/2017	10,453
	HSBC Holdings plc
8,000	6.375%, 12/29/2049[h]	7,990
	Hutchison Whampoa Finance CI, Ltd.
15,000	1.625%, 10/31/2017[f]	14,868
	Icahn Enterprises, LP
50,000	6.000%, 8/1/2020	50,420
	ING Capital Funding Trust III
10,000	4.207%, 12/29/2049[g,h]	9,975
	International Lease Finance Corporation
10,000	2.462%, 6/15/2016[g]	9,975
30,000	5.875%, 4/1/2019	31,800
	Intesa Sanpaolo SPA
4,000	3.875%, 1/16/2018	4,102
15,000	3.875%, 1/15/2019	15,444
	J.P. Morgan Chase & Company
8,000	6.300%, 4/23/2019	8,970
5,000	2.250%, 1/23/2020	4,919
16,000	7.900%, 4/29/2049[h]	16,288
	KeyCorp
12,000	2.300%, 12/13/2018	12,018
	Liberty Mutual Group, Inc.
4,000	5.000%, 6/1/2021[f]	4,278

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (17.5%)	Value
Financials (1.8%) - continued
	Lloyds Bank plc
$7,000	1.038%, 3/16/2018[g]	$6,963
	MetLife, Inc.
14,000	1.903%, 12/15/2017	14,082
	Mizuho Corporate Bank, Ltd.
14,000	1.550%, 10/17/2017[f]	13,890
	Morgan Stanley
16,000	6.625%, 4/1/2018	17,544
10,000	1.463%, 1/27/2020[g]	10,021
10,000	4.875%, 11/1/2022	10,613
	MPT Operating Partnership, LP
40,000	5.500%, 5/1/2024	39,800
	Murray Street Investment Trust I
24,000	4.647%, 3/9/2017	24,727
	National City Corporation
8,000	6.875%, 5/15/2019	9,038
	New York Life Global Funding
10,000	1.550%, 11/2/2018[f]	9,919
	Nomura Holdings, Inc.
8,000	2.750%, 3/19/2019	8,043
	Quicken Loans, Inc.
50,000	5.750%, 5/1/2025[f]	47,625
	Realty Income Corporation
12,000	2.000%, 1/31/2018	12,007
	Regions Bank
7,000	7.500%, 5/15/2018	7,778
	Reinsurance Group of America, Inc.
16,000	5.625%, 3/15/2017	16,675
	Royal Bank of Scotland Group plc
9,000	1.543%, 3/31/2017[g]	8,982
	Simon Property Group, LP
10,000	2.500%, 9/1/2020	10,008
	Societe Generale SA
12,000	5.750%, 4/20/2016[f]	12,153
	State Street Corporation
10,000	1.264%, 8/18/2020[g]	10,001
	Sumitomo Mitsui Banking Corporation
24,000	1.300%, 1/10/2017	23,941
	Synchrony Financial
22,000	1.875%, 8/15/2017	21,899
5,000	1.564%, 2/3/2020[g]	4,921
	Toronto-Dominion Bank
10,000	1.432%, 12/14/2020[g]	9,998
	UnitedHealth Group, Inc.
10,000	3.350%, 7/15/2022	10,228
	USB Realty Corporation
5,000	1.468%, 12/29/2049[f,g,h]	4,500
	Voya Financial, Inc.
12,000	2.900%, 2/15/2018	12,130
	Wells Fargo & Company
7,000	1.002%, 1/30/2020[g]	6,935

	Total	1,451,013

Foreign Government (3.4%)
	Brazil Government International Bond
66,000	5.875%, 1/15/2019	67,320
73,000	4.875%, 1/22/2021	67,525
123,000	2.625%, 1/5/2023	93,480
64,000	5.000%, 1/27/2045	42,720
	Colombia Government International Bond
40,000	2.625%, 3/15/2023	35,140
40,000	4.000%, 2/26/2024	38,100
85,000	5.000%, 6/15/2045	70,975
	Croatia Government International Bond
55,000	6.625%, 7/14/2020[f]	58,935
	Hungary Government International Bond
70,000	5.750%, 11/22/2023	78,323
72,000	5.375%, 3/25/2024	78,840
	Indonesia Government International Bond
60,000	4.875%, 5/5/2021[f]	62,149
65,000	3.375%, 4/15/2023[f]	60,401
66,000	5.875%, 1/15/2024[f]	70,707
60,000	4.125%, 1/15/2025[f]	57,500
120,000	5.125%, 1/15/2045[f]	108,522
	Mexico Government International Bond
50,000	3.625%, 3/15/2022	50,300
50,000	4.000%, 10/2/2023	50,650
44,000	3.600%, 1/30/2025	42,878
22,000	6.050%, 1/11/2040	24,090
50,000	4.750%, 3/8/2044	45,550
44,000	5.550%, 1/21/2045	45,100
77,000	4.600%, 1/23/2046	68,145
	Panama Government International Bond
32,000	4.000%, 9/22/2024	32,000
22,000	6.700%, 1/26/2036	26,125
	Peru Government International Bond
125,000	4.125%, 8/25/2027	122,500
	Philippines Government International Bond
40,000	7.750%, 1/14/2031	56,199
50,000	6.375%, 10/23/2034	65,189
	Romania Government International Bond
42,000	4.375%, 8/22/2023[f]	43,720
20,000	4.875%, 1/22/2024[f]	21,486
	Russia Government International Bond
44,000	3.500%, 1/16/2019[f]	43,780
200,000	5.000%, 4/29/2020[f]	206,400
85,000	4.875%, 9/16/2023[f]	86,360
65,450	7.500%, 3/31/2030[f]	78,415
66,000	5.625%, 4/4/2042[f]	62,436
	South Africa Government International Bond
50,000	5.500%, 3/9/2020	51,317
	Turkey Government International Bond
66,000	7.500%, 11/7/2019	74,004
125,000	7.000%, 6/5/2020	139,082
85,000	5.125%, 3/25/2022	87,231
44,000	6.250%, 9/26/2022	47,766
22,000	5.750%, 3/22/2024	23,243
67,000	4.250%, 4/14/2026	62,816
88,000	4.875%, 4/16/2043	77,440

	Total	2,724,859

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (17.5%)	Value
Mortgage-Backed Securities (3.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
$350,000	3.000%, 1/1/2031[c]	$360,666
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
250,000	4.000%, 1/1/2046[c]	264,097
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,025,000	3.500%, 1/1/2046[c]	1,057,516
550,000	4.000%, 1/1/2046[c]	581,994
425,000	4.500%, 1/1/2046[c]	458,947

	Total	2,723,220

Technology (0.6%)
	Alliance Data Systems Corporation
30,000	5.375%, 8/1/2022[f]	28,575
	Amkor Technology, Inc.
25,000	6.625%, 6/1/2021	24,813
	Apple, Inc.
10,000	0.659%, 5/6/2020[g]	9,925
	Automatic Data Processing, Inc.
10,000	2.250%, 9/15/2020	10,038
	Cisco Systems, Inc.
10,000	0.914%, 3/1/2019[g]	9,991
	Denali Borrower, LLC
52,000	5.625%, 10/15/2020[f]	54,470
	Equinix, Inc.
40,000	5.750%, 1/1/2025	40,900
	Fidelity National Information Services, Inc.
15,000	1.450%, 6/5/2017	14,797
10,000	3.625%, 10/15/2020	10,130
	First Data Corporation
40,000	5.375%, 8/15/2023[f]	40,200
	Freescale Semiconductor, Inc.
40,000	6.000%, 1/15/2022[f]	41,900
	Hewlett Packard Enterprise Company
10,000	3.600%, 10/15/2020[f]	10,023
	IMS Health, Inc.
30,000	6.000%, 11/1/2020[f]	30,900
	Intel Corporation
10,000	3.100%, 7/29/2022	10,197
	Iron Mountain, Inc.
21,748	6.000%, 8/15/2023	22,509
	Oracle Corporation
10,000	2.500%, 5/15/2022	9,815
	Sensata Technologies BV
50,000	4.875%, 10/15/2023[f]	48,625
	Texas Instruments, Inc.
10,000	1.750%, 5/1/2020	9,741
	Tyco Electronics Group SA
16,000	6.550%, 10/1/2017	17,243

	Total	444,792

Transportation (0.2%)
	Air Canada Pass Through Trust
5,000	3.875%, 3/15/2023[f]	4,850
	American Airlines Pass Through Trust
6,943	4.950%, 1/15/2023	7,324
	Avis Budget Car Rental, LLC
50,000	5.125%, 6/1/2022[f]	49,375
	Continental Airlines, Inc.
19,971	6.250%, 4/11/2020	20,969
	Delta Air Lines, Inc.
8,735	4.950%, 5/23/2019	9,172
7,822	4.750%, 5/7/2020	8,253
	J.B. Hunt Transport Services, Inc.
10,000	3.300%, 8/15/2022	9,903
	Korea Expressway Corporation
13,000	1.625%, 4/28/2017[f]	12,955
	United Airlines 2015-1 Class A Pass Through Trust
10,000	3.700%, 12/1/2022	9,975

	Total	132,776

U.S. Government and Agencies (0.6%)
	U.S. Treasury Notes
345,000	1.875%, 6/30/2020	347,412
95,000	2.125%, 6/30/2022	95,490

	Total	442,902

Utilities (0.5%)
	Access Midstream Partners, LP
40,000	4.875%, 5/15/2023	32,427
	AES Corporation
26,748	7.375%, 7/1/2021	27,283
	Ameren Corporation
10,000	2.700%, 11/15/2020	9,962
	Arizona Public Service Company
5,000	2.200%, 1/15/2020	4,953
	Berkshire Hathaway Energy Company
14,000	2.400%, 2/1/2020	13,869
	Calpine Corporation
50,000	5.375%, 1/15/2023	44,875
	DTE Energy Company
14,000	2.400%, 12/1/2019	13,941
	Dynegy Finance I, Inc.
55,000	7.375%, 11/1/2022	47,850
	EDP Finance BV
14,000	4.125%, 1/15/2020[f]	14,032
	El Paso Corporation
7,000	7.000%, 6/15/2017	7,211
	Energy Transfer Equity, LP
55,000	5.500%, 6/1/2027	41,800
	Eversource Energy
5,000	1.600%, 1/15/2018	4,947
	Exelon Generation Company, LLC
8,000	5.200%, 10/1/2019	8,618
5,000	2.950%, 1/15/2020	4,982
	MPLX LP
55,000	4.875%, 12/1/2024[f]	49,363
	NiSource Finance Corporation
7,000	6.400%, 3/15/2018	7,627
	NRG Energy, Inc.
26,748	6.625%, 3/15/2023	23,204

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (17.5%)	Value
Utilities (0.5%) - continued
	Pacific Gas & Electric Company
$10,000	5.625%, 11/30/2017	$10,689
	PG&E Corporation
8,000	2.400%, 3/1/2019	7,983
	Sempra Energy
14,000	6.150%, 6/15/2018	15,281
5,000	2.400%, 3/15/2020	4,900
	Southern California Edison Company
5,000	2.400%, 2/1/2022	4,903
	Xcel Energy, Inc.
10,000	1.200%, 6/1/2017	9,949

	Total	410,649

	Total Long-Term Fixed Income (cost $14,078,134)	13,783,627

Shares	Registered Investment Companies (5.8%)
Equity Funds/ETFs (4.5%)
2,300	BlackRock Resources & Commodities Strategy Trust	16,353
2,200	Cohen & Steers REIT and Preferred Income Fund, Inc.	40,568
1,025	Guggenheim Multi-Asset Income ETF	18,635
4,775	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	45,649
9,000	iShares MSCI EAFE Index Fund	528,750
13,473	iShares S&P U.S. Preferred Stock Index Fund	523,426
16,010	Materials Select Sector SPDR Fund	695,154
2,075	NFJ Dividend Interest & Premium Strategy Fund	25,709
34,200	SPDR S&P Oil & Gas Exploration & Production ETF	1,033,524
14,330	Utilities Select Sector SPDR Fund	620,202
200	Vanguard REIT ETF	15,946

	Total	3,563,916

Fixed Income Funds/ETFs (1.3%)
12,047	Aberdeen Asia-Pacific Income Fund, Inc.	55,055
3,250	Doubleline Income Solutions Fund	52,715
1,895	First Trust High Income Long/Short Fund	26,682
1,654	iShares J.P. Morgan USD Emerging Markets Bond ETF	174,960
11,462	MFS Intermediate Income Trust	52,381
4,377	PIMCO Dynamic Credit Income Fund	78,917
18,944	PowerShares Preferred Portfolio	283,213
9,283	Templeton Global Income Fund	58,947
1,645	Vanguard Short-Term Corporate Bond ETF	129,939
4,234	Western Asset Emerging Markets Debt Fund, Inc.	58,133
6,718	Western Asset High Income Opportunity Fund, Inc.	31,507

	Total	1,002,449

	Total Registered Investment Companies (cost $4,988,383)	4,566,365

Shares or Principal Amount	Short-Term Investments (8.5%)[i]
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.105%, 1/6/2016[j]	99,999
100,000	0.100%, 1/8/2016[j]	99,998
	Thrivent Cash Management Trust
6,429,870	0.220%	6,429,870
	U.S. Treasury Bills
100,000	0.175%, 2/4/2016[k]	99,983

	Total Short-Term Investments (at amortized cost)	6,729,850

	Total Investments (cost $83,880,548) 103.6%	$81,618,635

	Other Assets and Liabilities, Net (3.6%)	(2,839,574)

	Total Net Assets 100.0%	$78,779,061

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Defaulted security. Interest is not being accrued.
e	Non-income producing security.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $2,797,643 or 3.6% of total net assets.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
k	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (16.4%)[a]	Value
Basic Materials (0.7%)
	Alpha Natural Resources, Inc., Term Loan
$487,519	3.500%, 5/22/2020	$210,038
	Fortescue Metals Group, Ltd., Term Loan
580,443	4.250%, 6/30/2019	428,860
	Ineos US Finance, LLC, Term Loan
621,066	3.750%, 12/15/2020	594,671
	NewPage Corporation, Term Loan
1,072,500	9.500%, 2/11/2021	382,754
	Tronox Pigments BV, Term Loan
809,093	4.500%, 3/19/2020	714,024

	Total	2,330,347

Capital Goods (0.8%)
	ADS Waste Holdings, Inc., Term Loan
545,835	3.750%, 10/9/2019	527,413
	Berry Plastics Group, Inc., Term Loan
643,458	3.500%, 2/8/2020	630,152
97,369	4.000%, 10/3/2022	96,395
	Rexnord, LLC, Term Loan
625,600	4.000%, 8/21/2020	604,880
	Silver II Borrower, Term Loan
561,858	4.000%, 12/13/2019	473,927

	Total	2,332,767

Communications Services (5.3%)
	Altice Financing SA, Term Loan
671,625	5.250%, 2/4/2022	668,059
	Atlantic Broadband Penn, LLC, Term Loan
43,203	3.250%, 11/30/2019	42,758
	Birch Communication Inc., Term Loan
542,500	7.750%, 7/17/2020	518,087
	Cengage Learning Acquisitions, Term Loan
649,339	7.000%, 3/31/2020	631,482
	Cincinnati Bell, Inc., Term Loan
562,063	4.000%, 9/10/2020	541,221
	CSC Holdings, LLC, Term Loan
325,000	5.000%, 10/9/2022	324,087
	Fairpoint Communications, Term Loan
623,960	7.500%, 2/14/2019	618,656
	Grande Communications Networks, LLC, Term Loan
624,015	4.500%, 5/29/2020	611,017
	Gray Television, Inc., Term Loan
378,378	3.750%, 6/13/2021	372,940
	Hargray Communications Group, Inc., Term Loan
633,788	5.250%, 6/26/2019	629,231
	Integra Telecom Holdings, Inc., Term Loan
648,412	5.250%, 8/14/2020	625,717
	Intelsat Jackson Holdings SA, Term Loan
724,628	3.750%, 6/30/2019	683,738
	Level 3 Communications, Inc., Term Loan
610,000	4.000%, 8/1/2019	608,475
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
745,000	4.500%, 1/7/2022	719,856
	LTS Buyer, LLC, Term Loan
682,500	4.000%, 4/13/2020	663,049
	MCC Georgia, LLC, Term Loan
462,950	3.750%, 6/30/2021	457,020
	McGraw-Hill Global Education Holdings, LLC, Term Loan
739,706	4.750%, 3/22/2019	721,827
	NEP/NCP Holdco, Inc., Term Loan
645,216	4.250%, 1/22/2020	601,664
	NTelos, Inc., Term Loan
974,811	5.750%, 11/9/2019	965,063
	Numericable US, LLC, Term Loan
650,000	4.563%, 7/29/2022[b,c]	620,042
30,000	4.750%, 2/10/2023	28,768
	SBA Senior Finance II, LLC, Term Loan
689,500	3.250%, 3/24/2021	673,986
	TNS, Inc., Term Loan
440,717	5.000%, 2/14/2020	433,005
	Univision Communications, Inc., Term Loan
579,900	4.000%, 3/1/2020	566,562
	Virgin Media Investment Holdings, Ltd., Term Loan
390,526	3.500%, 6/30/2023	381,923
	WideOpenWest Finance, LLC, Term Loan
594,804	4.500%, 4/1/2019	572,314
	WMG Acquisition Corporation, Term Loan
586,500	3.750%, 7/1/2020	553,996
	XO Communications, LLC, Term Loan
540,375	4.250%, 3/20/2021	526,595
	Yankee Cable Acquisition, LLC, Term Loan
568,012	4.250%, 3/1/2020	558,958
	Zayo Group, LLC, Term Loan
648,765	3.750%, 5/6/2021	637,062

	Total	16,557,158

Consumer Cyclical (2.5%)
	Amaya BV, Term Loan
187,632	5.000%, 8/1/2021	175,436
	Burlington Coat Factory Warehouse Corporation, Term Loan
542,772	4.250%, 8/13/2021	535,309
	Ceridian HCM Holding, Inc., Term Loan
306,866	4.500%, 9/15/2020	259,686
	Charter Communications Operating, LLC, Term Loan
731,250	3.000%, 1/3/2021	715,711
	Golden Nugget, Inc., Delayed Draw
73,320	5.500%, 11/21/2019	72,587
	Golden Nugget, Inc., Term Loan
171,080	5.500%, 11/21/2019	169,369
	Hilton Worldwide Finance, LLC, Term Loan
307,610	3.500%, 10/26/2020	306,745

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (16.4%)[a]	Value
Consumer Cyclical (2.5%) - continued
	IMG Worldwide, Inc., Term Loan
$828,442	5.250%, 5/6/2021	$812,652
	J.C. Penney Corporation, Inc., Term Loan
594,750	6.000%, 5/22/2018	583,301
	Marina District Finance Company, Inc., Term Loan
348,671	6.500%, 8/15/2018	347,799
	MGM Resorts International, Term Loan
536,181	3.500%, 12/20/2019	528,138
	Michaels Stores, Inc., Term Loan
539,335	4.000%, 1/28/2020	535,063
	Mohegan Tribal Gaming Authority, Term Loan
880,065	5.500%, 6/15/2018	859,005
	Pinnacle Entertainment, Inc., Term Loan
15,674	3.750%, 8/13/2020	15,611
	ROC Finance, LLC, Term Loan
733,125	5.000%, 6/20/2019	680,582
	Scientific Games International, Inc., Term Loan
597,800	6.000%, 10/18/2020	545,493
138,947	6.000%, 10/1/2021	126,243
	Seminole Hard Rock Entertainment, Inc., Term Loan
44,318	3.500%, 5/14/2020	43,321
	Seminole Indian Tribe of Florida, Term Loan
491,407	3.000%, 4/29/2020	487,721

	Total	7,799,772

Consumer Non-Cyclical (2.7%)
	Albertson’s, Inc., Term Loan
827,953	5.500%, 3/21/2019	824,434
	Albertson’s, LLC, Term Loan
315,000	0.000%, 12/22/2022[b,c]	312,795
	Catalina Marketing Corporation, Term Loan
679,650	4.500%, 4/9/2021	540,322
	CHS/Community Health Systems, Inc., Term Loan
201,054	3.657%, 12/31/2018	197,954
188,688	3.750%, 1/27/2021	183,618
347,181	4.000%, 1/27/2021	341,231
	Endo Luxembourg Finance I Co Sarl, Term Loan
485,000	3.750%, 9/26/2022	477,929
	HCA, Inc., Term Loan
645,150	3.174%, 3/31/2017	643,982
	JBS USA, LLC, Term Loan
659,266	3.750%, 5/25/2018	655,146
140,000	4.000%, 10/30/2022	139,475
	Libbey Glass, Inc., Term Loan
339,825	3.750%, 4/9/2021	333,453
	LTF Merger Sub, Inc., Term Loan
621,875	4.250%, 6/10/2022	605,165
	Ortho-Clinical Diagnostics, Inc., Term Loan
819,060	4.750%, 6/30/2021	691,082
	Owens-Brockway Glass Container, Inc., Term Loan
698,250	3.500%, 9/1/2022	694,326
	Sterigenics-Nordion Holdings, LLC, Term Loan
401,494	4.250%, 5/16/2022	389,449
	Supervalu, Inc., Term Loan
516,820	4.500%, 3/21/2019	509,176
	Valeant Pharmaceuticals International, Inc., Term Loan
773,053	4.000%, 4/1/2022[b,c]	741,937

	Total	8,281,474

Energy (1.0%)
	Arch Coal, Inc., Term Loan
609,250	6.250%, 5/16/2018	268,241
	Aria Energy Operating, LLC, Term Loan
402,104	5.000%, 5/27/2022	371,947
	Energy Solutions, LLC, Term Loan
773,732	6.750%, 5/29/2020	580,299
	Exgen Renewables I, LLC, Term Loan
391,366	5.250%, 2/6/2021	391,366
	McJunkin Red Man Corporation, Term Loan
351,093	4.750%, 11/8/2019	321,250
	MEG Energy Corporation, Term Loan
680,415	0.000%, 3/31/2020	596,724
	Offshore Group Investment, Ltd., Term Loan
310,315	0.000%, 3/28/2019[d]	62,321
	Pacific Drilling SA, Term Loan
580,125	4.500%, 6/3/2018	248,003
	Targa Resources Partners, LP, Term Loan
306,977	5.750%, 2/27/2022	297,000

	Total	3,137,151

Financials (0.7%)
	DJO Finance, LLC, Term Loan
324,188	4.250%, 6/7/2020	314,562
	Harland Clarke Holdings Corporation, Term Loan
557,812	7.000%, 5/22/2018	538,752
	MPH Acquisition Holdings, LLC, Term Loan
68,715	3.750%, 3/31/2021	66,768
	TransUnion, LLC, Term Loan
687,750	3.500%, 4/9/2021	666,829
	WaveDivision Holdings, LLC, Term Loan
731,156	4.000%, 10/15/2019	718,361

	Total	2,305,272

Technology (1.3%)
	Avago Technologies Cayman Finance, Ltd., Term Loan
1,500,000	0.000%, 11/13/2022[b,c]	1,482,195
	Avago Technologies, Ltd., Term Loan
898,818	3.750%, 5/6/2021	895,825
	BMC Software, Inc., Term Loan
519,903	5.000%, 9/10/2020	426,689

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (16.4%)[a]	Value
Technology (1.3%) - continued
	First Data Corporation, Term Loan
$670,000	3.918%, 3/23/2018	$660,412
140,000	3.918%, 9/24/2018	137,900
150,000	4.168%, 7/8/2022	147,713
	Merrill Communications, LLC, Term Loan
2,368	6.250%, 6/1/2022	2,013
	SS&C European Holdings SARL, Term Loan
300,807	4.007%, 7/8/2022	298,175
44,268	4.018%, 7/8/2022	43,881

	Total	4,094,803

Transportation (0.9%)
	American Airlines, Inc., Term Loan
1,051,275	3.250%, 6/27/2020	1,033,698
	Delta Airlines, Inc., Term Loan
698,250	3.250%, 8/24/2022	696,127
	OSG Bulk Ships, Inc., Term Loan
265,950	5.250%, 8/5/2019	254,647
	XPO Logistics, Inc., Term Loan
850,000	5.500%, 11/1/2021	845,393

	Total	2,829,865

Utilities (0.5%)
	Calpine Corporation, Term Loan
447,716	4.000%, 10/31/2020	435,403
701,658	3.500%, 5/27/2022	667,628
	Intergen NV, Term Loan
580,125	5.500%, 6/15/2020	522,838

	Total	1,625,869

	Total Bank Loans (cost $55,160,312)	51,294,478

Shares	Common Stock (45.2%)
Consumer Discretionary (7.1%)
4,000	Aisan Industry Company, Ltd.	41,075
1,200	Aisin Seiki Company, Ltd.	51,646
3,380	Amazon.com, Inc.[e]	2,284,508
2,590	AutoZone, Inc.[e]	1,921,547
600	Bayerische Motoren Werke AG	50,199
6,000	Berkeley Group Holdings plc	326,183
13,410	Best Buy Company, Inc.	408,335
9,570	BorgWarner, Inc.	413,711
1,300	Brembo SPA	62,807
3,400	Bridgestone Corporation	116,625
6,390	Burlington Stores, Inc.[e]	274,131
6,000	Calsonic Kansei Corporation	52,896
8,460	Cedar Fair, LP	472,406
4,300	Cineworld Group plc	35,651
41,765	Comcast Corporation	2,356,799
2,300	Compass Group plc	39,855
200	Continental AG	48,382
1,200	Daimler AG	100,265
27,700	Debenhams plc	29,865
5,400	Denso Corporation	258,042
32,600	Discovery Communications, Inc., Class Ae,f	869,768
22,000	EDION Corporation	166,113
2,600	Electrolux AB	62,731
3,600	Eutelsat Communications	107,786
14,670	Ford Motor Company	206,700
4,980	General Motors Company	169,370
8,100	GKN plc	36,757
15,000	Gunze, Ltd.	43,936
8,900	Hakuhodo Dy Holdings, Inc.	96,294
4,080	Harman International Industries, Inc.	384,377
500	Hugo Boss AG	41,255
16,100	Inchcape plc	185,758
7,400	Informa plc	66,878
2,500	Intertek Group plc	102,267
4,300	Isuzu Motors, Ltd.	46,322
53,400	ITV plc	217,411
14,150	Jarden Corporation[e]	808,248
26,300	Lookers plc	71,659
22,230	MDC Partners, Inc.	482,836
1,300	Mitsuba Corporation	20,098
29,660	NIKE, Inc.	1,853,750
7,600	NOK Corporation	177,542
400	Paddy Power plc	53,423
7,000	PanaHome Corporation	52,884
5,360	Papa John’s International, Inc.	299,463
16,300	Persimmon plc	486,286
610	Priceline Group, Inc.[e]	777,720
1,500	ProSiebenSat.1 Media AG	75,677
300	Renault SA	30,029
4,315	Restoration Hardware Holdings, Inc.[e]	342,827
1,096	Schibsted ASA	36,033
4,000	Sekisui House, Ltd.	67,255
4,100	SHOWA Corporation	38,042
5,900	Sports Direct International plc[e]	50,139
1,900	Stanley Electric Company, Ltd.	41,681
11,000	Star Entertainment Group, Ltd.	40,364
21,460	Starbucks Corporation	1,288,244
12,900	Sumitomo Forestry Company, Ltd.	174,061
6,400	Sumitomo Rubber Industries, Ltd.	83,222
7,000	Takashimaya Company, Ltd.	63,038
1,300	Tamron Company, Ltd.	23,984
11,080	Target Corporation	804,519
13,100	Tatts Group, Ltd.	41,591
62,200	Taylor Wimpey plc	185,940
11,640	Toll Brothers, Inc.[e]	387,612
14,900	UBM plc	115,482
1,100	Valora Holding AG	228,849
6,000	Wacoal Holdings Corporation	71,751
10,600	WH Smith plc	275,431
7,200	Wolters Kluwer NV	241,803
9,600	WPP plc	220,818
1,900	Yokohama Rubber Company, Ltd.	29,180

	Total	22,190,132

Consumer Staples (2.6%)
2,300	AarhusKarlshamn AB	170,382
11,080	Anheuser-Busch InBev NV ADR	1,385,000
6,000	Axfood AB	103,921
1,383	Bakkafrost PF	40,744
700	British American Tobacco plc	38,874
5,200	Britvic plc	55,714
1,600	Carrefour SA	46,176
30,360	Coca-Cola Company	1,304,266
11,000	Coca-Cola HBC AGe	234,254
2,400	Henkel AG & Company KGaA	229,568
19,700	Imperial Tobacco Group plc	1,040,514
13,000	Japan Tobacco, Inc.	477,279
4,700	Jeronimo Martins SGPS SA	61,159
4,900	Kao Corporation	251,805
500	Kerry Group plc	41,370

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (45.2%)	Value
Consumer Staples (2.6%) - continued
33,000	Koninklijke Ahold NV	$696,087
800	KOSE Corporation	73,969
4,500	Marks and Spencer Group plc	29,962
6,900	Nestle SA	512,223
5,000	Nippon Meat Packers, Inc.	97,999
6,800	Nisshin Oillio Group, Ltd.	27,701
6,920	Philip Morris International, Inc.	608,337
1,300	Royal Unibrew AS	52,834
2,700	Suedzucker AG	53,515
1,600	Sugi Holdings Company, Ltd.	88,276
600	Sundrug Company, Ltd.	38,578
1,800	Svenska Cellulosa AB SCA	52,164
7,600	Swedish Match AB	268,564

	Total	8,081,235

Energy (3.2%)
900	Azrieli Group, Ltd.	33,527
80,200	BP plc	416,777
1,620	Cimarex Energy Company	144,796
18,970	EOG Resources, Inc.	1,342,886
16,630	EQT Corporation	866,922
47,000	Kinder Morgan, Inc.	701,240
2,700	OMV AG	76,641
27,380	Parsley Energy, Inc.[e]	505,161
1,700	Royal Dutch Shell plc	38,772
28,000	Royal Dutch Shell plc ADR	1,282,120
4,100	Royal Dutch Shell plc, Class B	93,443
54,000	Spectra Energy Corporation	1,292,760
13,514	Statoil ASA	188,477
13,000	TonenGeneral Sekiyu KK	109,746
32,363	Total SA ADR[f]	1,454,717
180,550	Weatherford International, Ltd.[e]	1,514,814

	Total	10,062,799

Financials (12.6%)
54,200	Aberdeen Asset Management plc	230,960
1,550	Acadia Realty Trust	51,383
2,100	AEON Financial Service Company, Ltd.	46,911
2,810	Affiliated Managers Group, Inc.[e]	448,926
1,900	Agree Realty Corporation	64,581
9,110	Alexandria Real Estate Equities, Inc.	823,180
8,300	Allianz SE	1,463,116
7,900	American Capital Agency Corporation	136,986
1,530	American Farmland Company	10,771
4,719	American Realty Capital Properties, Inc.	37,374
15,300	Annaly Capital Management, Inc.	143,514
4,050	Apartment Investment & Management Company	162,121
51,650	Apollo Investment Corporation	269,613
23,800	Ares Capital Corporation	339,150
22,900	Australia & New Zealand Banking Group, Ltd.	462,116
3,100	AvalonBay Communities, Inc.	570,803
85,300	Banco Santander SA	419,625
38,100	Bank Hapoalim, Ltd.	196,672
9,984	Bank of Queensland, Ltd.	100,715
67,000	Bank of Yokohama, Ltd.	410,683
23,100	BinckBank NV	199,085
5,900	BioMed Realty Trust, Inc.	139,771
1,200	Bluerock Residential Growth REIT, Inc.	14,220
900	Bolsas y Mercados Espanoles SA	30,330
6,260	Boston Properties, Inc.	798,400
7,300	British Land Company plc	84,468
23,988	Brixmor Property Group, Inc.	619,370
9,180	Camden Property Trust	704,657
10,396	Capital Shopping Centres Group plc	48,570
31,100	CapitaMall Trust	42,199
1,800	Care Capital Properties, Inc.	55,026
58,590	Charles Schwab Corporation	1,929,369
1,024	Chesapeake Lodging Trust	25,764
8,000	Chiba Bank, Ltd.	56,770
31,908	Citigroup, Inc.	1,651,239
9,900	CNP Assurances	133,545
650	CoreSite Realty Corporation	36,868
6,900	CubeSmart	211,278
1,350	CyrusOne, Inc.	50,558
3,600	Daiwa House Industry Company, Ltd.	103,487
30,710	DDR Corporation	517,156
600	Derwent London plc	32,453
45,600	DEXUS Property Group	247,342
2,900	Digital Realty Trust, Inc.	219,298
21,758	Direct Line Insurance Group plc	130,421
15,700	Duke Realty Corporation	330,014
700	DuPont Fabros Technology, Inc.	22,253
14,550	Encore Capital Group, Inc.[e,f]	423,114
2,400	EPR Properties	140,280
1,532	Equinix, Inc.	463,277
3,000	Equity Lifestyle Properties, Inc.	200,010
900	Equity One, Inc.	24,435
9,440	Equity Residential	770,210
1,600	Essex Property Trust, Inc.	383,056
1,400	Extra Space Storage, Inc.	123,494
600	Federal Realty Investment Trust	87,660
23,800	FlexiGroup, Ltd.	51,942
28,500	Frasers Centrepoint Trust	37,042
66,000	Fukuoka Financial Group, Inc.	327,269
12,786	General Growth Properties, Inc.	347,907
1,900	GEO Group, Inc.	54,929
4,000	Hamborner REIT AG	41,792
5,400	Hammerson plc	47,738
8,400	Hang Seng Bank, Ltd.	159,208
3,800	Hannover Rueckversicherung SE	433,923
7,800	HCP, Inc.	298,272
6,273	Health Care REIT, Inc.	426,752
6,100	Healthcare Trust of America, Inc.	164,517
16,900	Henderson Group plc	76,811
6,500	Henderson Land Development Company, Ltd.	39,650
3,800	Highwoods Properties, Inc.	165,680
11,000	Hokuhoku Financial Group, Inc.	22,424
3,000	Hospitality Properties Trust	78,450
27,376	Host Hotels & Resorts, Inc.	419,948
1,100	Hudson Pacific Properties, Inc.	30,954
8,700	Hufvudstaden AB	122,988
66,000	Hysan Development Company, Ltd.	269,654
2,200	IG Group Holdings plc	26,010
12,200	ING Groep NV	165,067
5,030	Intercontinental Exchange, Inc.	1,288,988
29,228	Intermediate Capital Group plc	269,441
10,000	Invesco Mortgage Capital, Inc.	123,900
19,300	Investa Office Fund	55,869
41,500	Investec plc	292,618
1,500	Iron Mountain, Inc.	40,515
1,700	Kilroy Realty Corporation	107,576
12,500	Kimco Realty Corporation	330,750
803	Lamar Advertising Company	48,164
2,400	LaSalle Hotel Properties	60,384
900	Liberty Property Trust	27,945

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (45.2%)	Value
Financials (12.6%) - continued
46,000	Link REIT	$274,247
3,450	Macerich Company	278,380
600	Macquarie Group, Ltd.	35,894
6,300	Medical Properties Trust, Inc.	72,513
23,800	MetLife, Inc.	1,147,398
2,400	Mid-America Apartment Communities, Inc.	217,944
58,500	Mitsubishi UFJ Financial Group, Inc.	362,364
500	Muenchener Rueckversicherungs-Gesellschaft AG	99,619
1,500	National Health Investors, Inc.	91,305
5,500	National Retail Properties, Inc.	220,275
143,000	New World Development Company, Ltd.	140,417
2,400	NorthStar Realty Finance Corporation	40,872
10,000	Ogaki Kyoritsu Bank, Ltd.	40,317
11,500	Old Mutual plc	30,253
3,050	Omega Healthcare Investors, Inc.	106,689
1,600	Outfront Media, Inc.	34,928
11,630	PacWest Bancorp	501,253
3,400	Parkway Properties, Inc.	53,142
4,700	Physicians Realty Trust	79,242
11,100	Poundland Group plc	33,987
18,920	Prologis, Inc.	812,046
3,870	Public Storage, Inc.	958,599
6,430	Raymond James Financial, Inc.	372,747
2,800	Realty Income Corporation	144,564
2,200	Regency Centers Corporation	149,864
7,700	Renasant Corporation	264,957
7,800	Resona Holdings, Inc.	37,879
1,400	Retail Opportunity Investments Corporation	25,060
5,500	RLJ Lodging Trust	118,965
900	Sampo Oyj	45,704
5,700	Schroders plc	249,656
503	Silver Bay Realty Trust Corporation REIT	7,877
7,593	Simon Property Group, Inc.	1,476,383
1,400	SL Green Realty Corporation	158,172
20,250	Solar Capital, Ltd.	332,708
1,200	Sompo Japan Nipponkoa Holdings, Inc.	39,402
1,177	Sovran Self Storage, Inc.	126,304
15,100	Spirit Realty Captial, Inc.	151,302
112,200	Stockland	333,063
1,710	Store Capital Corporation	39,672
45,000	Sumitomo Mitsui Trust Holdings, Inc.	170,430
4,500	Summit Hotel Properties, Inc.	53,775
400	Sun Communities, Inc.	27,412
2,000	Sunstone Hotel Investors, Inc.	24,980
8,800	Swiss Re AG	859,463
42,300	Synchrony Financial[e]	1,286,343
1,300	Talanx AG	39,981
2,932	Tanger Factory Outlet Centers, Inc.	95,876
800	Taubman Centers, Inc.	61,376
900	Tokio Marine Holdings, Inc.	34,762
16,900	UBS Group AG	327,851
6,500	UDR, Inc.	244,205
25,100	United Overseas Bank, Ltd.	346,049
4,000	Urban Edge Properties	93,800
7,200	Ventas, Inc.	406,296
7,130	Vornado Realty Trust	712,715
4,800	Wallenstam AB	38,581
49,400	Wing Tai Holdings, Ltd.	61,022
1,700	WP Carey, Inc.	100,300
12,940	XL Group plc	506,989
16,970	Zions Bancorporation	463,281

	Total	39,555,174

Health Care (4.9%)
41,730	Abbott Laboratories	1,874,094
600	Actelion, Ltd.	83,366
10,600	Akorn, Inc.[e]	395,486
4,880	Allergan plc[e]	1,525,000
6,500	Amgen, Inc.	1,055,145
4,300	Astellas Pharmaceutical, Inc.	61,214
200	Bayer AG	24,978
1,000	CSL, Ltd.	76,239
6,100	Essilor International SA	760,283
600	Fresenius Medical Care AG & Company KGaA	50,421
500	Gerresheimer AG	39,071
6,900	Hikma Pharmaceuticals plc	233,908
13,080	Hologic, Inc.[e]	506,065
4,710	ICON plc[e]	365,967
2,260	Illumina, Inc.[e]	433,796
2,500	Kaken Pharmaceutical Company, Ltd.	170,833
900	Lonza Group AG	146,371
27,250	Medtronic, Inc.	2,096,070
39,840	Merck & Company, Inc.	2,104,349
11,680	Mylan NVe	631,538
6,000	Novartis AG	516,116
6,700	Novo Nordisk AS	387,918
900	Paramount Bed Holdings Company, Ltd.	31,933
19,270	Pfizer, Inc.	622,036
1,600	Recordati SPA	41,746
4,300	Sanofi	366,456
2,000	Suzuken Company, Ltd.	76,004
3,610	Waters Corporation[e]	485,834

	Total	15,162,237

Industrials (5.0%)
2,000	Aalberts Industries NV	68,912
2,600	Adecco SA	177,951
13,630	ADT Corporation[f]	449,517
3,700	Aida Engineering, Ltd.	38,135
47,200	Air New Zealand, Ltd.	95,196
2,600	Airbus Group NV	175,208
4,200	Amada Holdings Company, Ltd.	40,079
1,200	Andritz AG	58,402
22,000	Asahi Glass Company, Ltd.	126,035
1,400	Atlas Copco Aktiebolag	34,335
26,200	BAE Systems plc	192,899
18,140	Boeing Company	2,622,863
13,200	Bollore SA	61,508
11,300	Central Glass Company, Ltd.	51,828
1,800	Central Japan Railway Company	319,561
2,400	Compagnie de Saint-Gobain	104,005
1,400	Croda International plc	62,727
8,800	CTT-Correios de Portugal SA	84,576
6,000	Dai Nippon Printing Company, Ltd.	59,332
5,448	Dart Group plc	47,265
3,900	Deutsche Post AG	109,036
2,000	DSV AS	78,727
500	East Japan Railway Company	47,083
1,000	Elbit Systems, Ltd.	88,035
8,960	EMCOR Group, Inc.	430,438
5,800	Ferrovial SA	131,157

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (45.2%)	Value
Industrials (5.0%) - continued
100	Flughafen Zuerich AG	$75,031
3,725	Galliford Try plc	83,700
900	GEA Group AG	36,361
100	Georg Fischer AG	67,890
6,000	Hankyu Hanshin Holdings, Inc.	38,999
8,930	HNI Corporation	322,016
700	Hochtief AG	64,924
700	Hoshizaki Electric Company, Ltd.	43,516
2,400	IBIDEN Company, Ltd.	34,407
27,550	Illinois Tool Works, Inc.	2,553,334
2,600	Inaba Denki Sangyo Company, Ltd.	83,073
23,660	Ingersoll-Rand plc	1,308,161
8,900	Intrum Justitia AB	302,847
33,400	ITOCHU Corporation	395,070
1,700	Jardine Matheson Holdings, Ltd.	82,327
700	Jungheinrich AG	57,732
3,000	Keisei Electric Railway Company, Ltd.	38,275
12,400	KITZ Corporation	55,699
8,500	KONE Oyj	359,901
2,700	Koninklijke Boskalis Westminster NV	110,140
19,700	Macquarie Infrastructure Corporation	1,430,220
15,950	Masco Corporation	451,385
17,738	Meggitt plc	97,937
1,000	MEITEC Corporation	34,244
4,800	MIRAIT Holdings Corporation	39,547
6,000	Mitsuboshi Belting, Ltd.	47,831
5,200	Nikkon Holdings Company, Ltd.	103,645
8,000	Nippon Express Company, Ltd.	37,594
8,600	Nitto Kogyo Corporation	150,361
5,000	Obayashi Corporation	46,136
500	Randstad Holding NV	31,136
16,700	Rentokil Initial plc	39,182
500	Rieter Holding AG	93,978
1,672	Saft Groupe SA	50,961
200	Schindler Holding AG	33,460
17,900	SIG plc	37,826
2,800	Teleperformance SA	235,446
800	Thales SA	59,880
1,400	TKH Group NV	56,851
9,000	Toppan Printing Company, Ltd.	82,919
1,200	Travis Perkins plc	34,813
3,700	Tsubakimoto Chain Company	28,490
600	Vestas Wind Systems AS	41,903
3,890	WABCO Holdings, Inc.[e]	397,791
1,200	Yuasa Trading Company, Ltd.	29,644

	Total	15,561,393

Information Technology (6.6%)
15,060	Alibaba Group Holding, Ltd. ADR[e,f]	1,223,926
1,670	Alphabet, Inc., Class Ae	1,299,277
1,645	Alphabet, Inc., Class Ce	1,248,358
3,400	Alps Electric Company, Ltd.	92,201
1,100	AMS AG	36,771
15,080	Apple, Inc.	1,587,321
560	AtoS	47,014
7,290	Autodesk, Inc.[e]	444,180
4,700	Canon, Inc.	142,175
900	Cap Gemini SA	83,507
6,700	Check Point Software Technologies, Ltd.[e]	545,246
49,140	Cisco Systems, Inc.	1,334,397
3,800	Dialog Semiconductor plc[e]	126,801
1,700	DTS Corporation	38,698
45,780	EMC Corporation	1,175,630
5,660	Facebook, Inc.[e]	592,376
16,800	FUJIFILM Holdings NPV	701,106
4,000	Hitachi Kokusai Electric, Inc.	54,377
2,600	Hoya Corporation	106,321
1,600	Ingenico Group	201,955
5,000	IRESS, Ltd.	36,201
2,200	IT Holdings Corporation	50,267
2,000	ITOCHU Techno-Solutions Corporation	39,849
14,950	Juniper Networks, Inc.	412,620
1,200	Kyocera Corporation	55,729
9,850	MasterCard, Inc.	958,996
22,760	MaxLinear, Inc.[e]	335,255
41,270	Microsoft Corporation	2,289,660
6,800	NEC Networks & System Integration Corporation	120,256
2,600	NS Solutions Corporation	59,243
8,020	Plantronics, Inc.	380,308
21,190	Progress Software Corporation[e]	508,560
14,713	QLIK Technologies, Inc.[e]	465,814
2,500	SAP SE	198,384
10,400	Shinko Electric Industries Company, Ltd.	66,673
500	TDK Corporation	32,022
100	U-Blox AGe	21,284
1,960	Ultimate Software Group, Inc.[e]	383,200
25,950	Visa, Inc.	2,012,422
24,230	Xilinx, Inc.	1,138,083

	Total	20,646,463

Materials (1.3%)
1,350	Ashland, Inc.	138,645
500	Aurubis AG	25,318
13,600	BHP Billiton plc	151,666
30,600	BHP Billiton, Ltd.	393,808
14,300	BillerudKorsnas AB	264,644
12,000	Boral, Ltd.	51,306
3,100	Buzzi Unicem SPA	55,569
3,530	Crown Holdings, Inc.[e]	178,971
17,800	Daicel Corporation	264,898
4,340	Domtar Corporation	160,363
7,000	DOWA Holdings Company, Ltd.[e]	50,331
1,000	Evonik Industries AG	33,077
2,670	FMC Corporation	104,477
100	Givaudan SA	181,496
3,600	Hexpol AB	38,600
5,100	Hokuetsu Kishu Paper Company, Ltd.	30,054
1,900	Holmen AB	58,686
2,300	JFE Holdings, Inc.	36,115
600	LafargeHolcim, Ltd.	30,045
200	Linde AG	28,892
5,700	Mitsubishi Chemical Holdings Corporation	36,165
4,100	Mondi plc	80,363
2,500	Nippon Paint Holdings Company, Ltd.	60,505
5,100	Nippon Steel & Sumitomo Metal Corporation	100,890
3,500	Novozymes AS	167,576
7,000	Oji Holdings Corporation	28,133
6,640	Owens-Illinois, Inc.[e]	115,669
3,100	Packaging Corporation of America	195,455
1,850	PPG Industries, Inc.	182,817
2,500	Rio Tinto plc	72,789
1,000	Rio Tinto, Ltd.	32,339
8,670	Steel Dynamics, Inc.	154,933
8,000	Sumitomo Seika Chemicals Company, Ltd.	48,674
7,000	Tosoh Corporation	36,008

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (45.2%)	Value
Materials (1.3%) - continued
7,500	UPM-Kymmene Oyj	$139,241
7,837	Yara International ASA	337,056

	Total	4,065,574

Telecommunications Services (0.9%)
36,000	BT Group plc	249,970
9,600	Elisa Oyj	361,201
8,700	Freenet AG	293,582
131,800	KCOM Group plc	224,417
22,300	Orange SA	372,986
4,300	Proximus SA	139,927
13,900	StarHub, Ltd.	36,173
170,200	Telstra Corporation, Ltd.	691,640
3,700	Vivendi SA	79,465
17,480	Zayo Group Holdings, Inc.[e]	464,793

	Total	2,914,154

Utilities (1.0%)
82,400	A2A SPA	111,575
37,500	Brookfield Infrastructure Partners, LP	1,421,625
10,000	CLP Holdings, Ltd.	84,760
71,400	Electricidade de Portugal SA	257,280
23,670	MDU Resources Group, Inc.	433,634
8,420	NorthWestern Corporation	456,785
40,300	Redes Energeticas Nacionais SGPS SA	121,749
7,000	Toho Gas Company, Ltd.	45,208
17,800	United Utilities Group plc	245,095

	Total	3,177,711

	Total Common Stock (cost $135,894,397)	141,416,872

Principal Amount	Long-Term Fixed Income (29.8%)
Asset-Backed Securities (1.4%)
	Asset Backed Securities Corporation Home Equity Loan Trust
384,435	0.562%, 7/25/2036[g]	335,837
	Bayview Opportunity Master Fund Trust
104,606	3.623%, 4/28/2030[h]	103,164
243,226	3.228%, 7/28/2034*,i	242,806
	Credit Based Asset Servicing and Securitization, LLC
268,465	3.546%, 12/25/2036[i]	193,152
	First Horizon ABS Trust
259,717	0.582%, 10/25/2034[g,j]	234,955
	GMAC Mortgage Corporation Loan Trust
497,004	0.401%, 8/25/2035[g,j]	464,960
401,120	0.401%, 12/25/2036[g,j]	352,006
	IndyMac INDA Mortgage Loan Trust
268,252	4.682%, 8/25/2036	255,124
	IndyMac INDX Mortgage Loan Trust
462,259	0.632%, 4/25/2046[g]	355,417
	IndyMac Seconds Asset-Backed Trust
250,403	0.762%, 10/25/2036[g,j]	157,219
	J.P. Morgan Mortgage Acquisition Trust
192,230	6.472%, 3/25/2047[i]	145,187
	Lehman XS Trust
206,230	5.440%, 8/25/2035[i]	184,560
	Preferred Term Securities XXIII, Ltd.
555,264	0.712%, 12/22/2036*,g	432,928
	Sunset Mortgage Loan Company, LLC
180,552	4.459%, 9/16/2045*,i	179,839
	U.S. Residential Opportunity Fund III Trust
242,594	3.721%, 1/27/2035*	241,018
	Vericrest Opportunity Loan Transferee
191,071	3.500%, 6/26/2045[h]	188,164
	Wachovia Asset Securitization, Inc.
519,538	0.562%, 7/25/2037*,g,j	443,494

	Total	4,509,830

Basic Materials (0.3%)
	Albemarle Corporation
96,000	3.000%, 12/1/2019	94,162
	Anglo American Capital plc
65,000	1.271%, 4/15/2016[g,h]	64,364
	ArcelorMittal SA
190,000	6.500%, 3/1/2021[f]	152,929
	Dow Chemical Company
86,000	8.550%, 5/15/2019	101,364
	Freeport-McMoRan, Inc.
48,000	2.300%, 11/14/2017	40,920
80,000	2.375%, 3/15/2018	62,400
	Glencore Funding, LLC
65,000	1.377%, 4/16/2018[g,h]	54,847
	LyondellBasell Industries NV
80,000	5.000%, 4/15/2019	85,104
	NOVA Chemicals Corporation
341,904	5.250%, 8/1/2023[h]	338,485

	Total	994,575

Capital Goods (0.8%)
	Ball Corporation
200,000	4.375%, 12/15/2020	203,125
	Berry Plastics Corporation
155,000	6.000%, 10/15/2022[h]	157,712
	Building Materials Corporation of America
280,000	6.000%, 10/15/2025[h]	285,600
	Cemex SAB de CV
300,000	5.700%, 1/11/2025[h]	250,875
	CNH Industrial Capital, LLC
305,000	4.375%, 11/6/2020	287,462
	Crown Americas Capital Corporation IV
190,000	4.500%, 1/15/2023	185,725
	General Electric Company
103,000	4.200%, 12/15/2049[k]	102,485
	L-3 Communications Corporation
90,000	1.500%, 5/28/2017	88,885
	Lockheed Martin Corporation
65,000	1.850%, 11/23/2018	64,885
	Martin Marietta Materials, Inc.
106,000	1.703%, 6/30/2017[g]	105,263
	Nortek, Inc.
227,936	8.500%, 4/15/2021	236,506

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (29.8%)	Value
Capital Goods (0.8%) - continued
	Pentair Finance SA
$65,000	3.625%, 9/15/2020	$64,936
	Reynolds Group Issuer, Inc.
227,936	9.875%, 8/15/2019	229,646
	Roper Industries, Inc.
71,000	2.050%, 10/1/2018	70,540
	United Rentals North America, Inc.
290,000	5.500%, 7/15/2025	281,300

	Total	2,614,945

Collateralized Mortgage Obligations (4.0%)
	Alternative Loan Trust
209,115	5.500%, 5/25/2035	209,803
	Angel Oak Mortgage Trust
375,000	4.500%, 11/25/2045*	374,341
	Banc of America Alternative Loan Trust
560,201	6.000%, 11/25/2035	498,583
	Banc of America Mortgage Securities, Inc.
197,553	2.848%, 9/25/2035	181,078
	Bear Stearns ALT-A Trust
255,336	2.638%, 10/25/2033	252,820
	Countrywide Alternative Loan Trust
472,566	6.500%, 8/25/2036	356,074
	Countrywide Home Loan Mortgage Pass Through Trust
407,573	2.706%, 11/25/2035	347,355
	Credit Suisse First Boston Mortgage Securities Corporation
334,735	5.250%, 10/25/2035	332,714
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
370,006	1.899%, 8/25/2035	285,545
590,759	5.500%, 11/25/2035	564,370
370,776	1.027%, 4/25/2047[g]	316,174
	GMAC Mortgage Corporation Loan Trust
256,605	3.149%, 5/25/2035	241,789
	HarborView Mortgage Loan Trust
300,501	2.685%, 7/19/2035	264,578
207,391	2.803%, 12/19/2035	182,433
	J.P. Morgan Alternative Loan Trust
649,322	6.500%, 3/25/2036	561,735
	J.P. Morgan Mortgage Trust
530,729	2.872%, 8/25/2035	527,438
522,336	2.919%, 1/25/2037	458,594
	Merrill Lynch Mortgage Investors Trust
484,274	6.250%, 8/25/2036	394,452
	MortgageIT Trust
732,659	0.682%, 12/25/2035[g]	663,273
786,117	0.622%, 4/25/2036[g]	592,294
	New York Mortgage Trust
206,035	2.671%, 5/25/2036	186,436
	RALI Trust
370,339	0.602%, 11/25/2036[g]	269,016
	Residential Accredit Loans, Inc. Trust
386,753	5.750%, 9/25/2035	348,391
	Residential Funding Mortgage Security I Trust
680,829	6.000%, 7/25/2037	616,304
	Structured Adjustable Rate Mortgage Loan Trust
374,001	2.645%, 1/25/2035	313,157
280,122	2.719%, 7/25/2035	239,572
400,806	2.877%, 9/25/2035	338,664
	Structured Asset Mortgage Investments, Inc.
897,137	0.732%, 12/25/2035[g]	649,510
	WaMu Mortgage Pass Through Certificates
157,596	5.000%, 11/25/2018	158,655
177,619	1.825%, 1/25/2037	149,509
329,778	0.997%, 1/25/2047[g]	265,972
	Washington Mutual Mortgage Pass Through Certificates
470,167	1.007%, 2/25/2047[g]	337,014
	Wells Fargo Mortgage Backed Securities Trust
182,043	2.763%, 3/25/2036	180,793
602,888	2.731%, 7/25/2036	590,733
354,090	6.000%, 7/25/2037	350,519

	Total	12,599,688

Communications Services (1.3%)
	21st Century Fox America, Inc.
95,000	6.900%, 3/1/2019	107,905
	AMC Networks, Inc.
47,936	7.750%, 7/15/2021	50,333
90,000	4.750%, 12/15/2022	90,000
	America Movil SAB de CV
71,000	5.000%, 10/16/2019	76,693
	American Tower Corporation
65,000	2.800%, 6/1/2020	64,252
	AT&T, Inc.
65,000	1.533%, 6/30/2020[g]	64,535
	British Sky Broadcasting Group plc
102,000	2.625%, 9/16/2019[h]	101,529
	CC Holdings GS V, LLC
63,000	2.381%, 12/15/2017	63,069
	CCO Safari II, LLC
32,000	3.579%, 7/23/2020[h]	31,808
32,000	4.464%, 7/23/2022[h]	31,888
	CCOH Safari, LLC
305,000	5.750%, 2/15/2026[h]	305,763
	CenturyLink, Inc.
230,000	6.450%, 6/15/2021	224,250
	Clear Channel Worldwide Holdings, Inc.
200,000	6.500%, 11/15/2022	195,000
	Columbus International, Inc.
205,000	7.375%, 3/30/2021[h]	202,950
	Digicel, Ltd.
257,936	6.000%, 4/15/2021[h]	217,311
	DIRECTV Holdings, LLC
86,000	5.875%, 10/1/2019	95,987
	Frontier Communications Corporation
200,000	8.875%, 9/15/2020[h]	202,500
	Hughes Satellite Systems Corporation
246,000	6.500%, 6/15/2019	265,065

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (29.8%)	Value
Communications Services (1.3%) - continued
	Intelsat Jackson Holdings SA
$227,936	7.250%, 10/15/2020	$199,444
	SBA Tower Trust
84,000	5.101%, 4/17/2017[h]	85,040
	Sprint Corporation
290,000	7.625%, 2/15/2025	211,700
	Telefonica Emisiones SAU
78,000	3.192%, 4/27/2018	79,513
	T-Mobile USA, Inc.
250,000	6.633%, 4/28/2021	259,375
	Univision Communications, Inc.
200,000	5.125%, 5/15/2023[h]	192,500
	UPCB Finance V, Ltd.
292,500	7.250%, 11/15/2021[h]	310,781
	Verizon Communications, Inc.
237,000	2.625%, 2/21/2020	237,824
106,000	4.500%, 9/15/2020	113,887

	Total	4,080,902

Consumer Cyclical (1.4%)
	AMC Entertainment, Inc.
227,000	5.875%, 2/15/2022	230,405
	Cinemark USA, Inc.
263,000	4.875%, 6/1/2023	256,425
	Corrections Corporation of America
190,000	5.000%, 10/15/2022	189,050
	Daimler Finance North America, LLC
55,000	1.875%, 1/11/2018[h]	54,783
	ERAC USA Finance, LLC
106,000	2.350%, 10/15/2019[h]	104,486
	Ford Motor Credit Company, LLC
130,000	5.000%, 5/15/2018	136,551
87,000	2.597%, 11/4/2019	85,420
	General Motors Financial Company, Inc.
227,936	3.250%, 5/15/2018	229,077
150,000	4.375%, 9/25/2021	152,108
	Home Depot, Inc.
65,000	0.882%, 9/15/2017[g]	65,096
65,000	2.625%, 6/1/2022	64,932
	Hyundai Capital America
84,000	1.450%, 2/6/2017[h]	83,608
	Jaguar Land Rover Automotive plc
273,000	5.625%, 2/1/2023[h]	275,730
	KB Home
189,000	4.750%, 5/15/2019	183,330
	L Brands, Inc.
273,000	6.625%, 4/1/2021	302,348
	Lennar Corporation
225,000	4.500%, 11/15/2019	228,797
	Live Nation Entertainment, Inc.
200,000	5.375%, 6/15/2022[h]	197,000
	Macy’s Retail Holdings, Inc.
66,000	7.450%, 7/15/2017	71,312
	MGM Resorts International
300,000	6.000%, 3/15/2023[f]	297,750
	Ralph Lauren Corporation
60,000	2.625%, 8/18/2020	60,571
	Royal Caribbean Cruises, Ltd.
517,936	5.250%, 11/15/2022	530,884
	Six Flags Entertainment Corporation
200,000	5.250%, 1/15/2021[h]	202,500
	Toll Brothers Finance Corporation
76,000	4.000%, 12/31/2018	77,520
	Visa, Inc.
65,000	2.200%, 12/14/2020	64,879
	West Corporation
210,000	5.375%, 7/15/2022[h]	181,125

	Total	4,325,687

Consumer Non-Cyclical (1.4%)
	Actavis Funding SCS
40,000	1.757%, 3/12/2020[g]	40,143
	Amgen, Inc.
65,000	2.125%, 5/1/2020	64,114
	B&G Foods, Inc.
120,000	4.625%, 6/1/2021	118,800
	BAT International Finance plc
65,000	1.022%, 6/15/2018[g,h]	64,912
	Becton, Dickinson and Company
80,000	1.450%, 5/15/2017	79,662
	Boston Scientific Corporation
40,000	6.000%, 1/15/2020	44,416
	Bunge Limited Finance Corporation
65,000	3.500%, 11/24/2020	64,638
	Cardinal Health, Inc.
65,000	1.950%, 6/15/2018	64,831
	Celgene Corporation
65,000	3.550%, 8/15/2022	65,632
	CHS/Community Health Systems, Inc.
273,000	7.125%, 7/15/2020	271,976
	Cott Beverages, Inc.
200,000	5.375%, 7/1/2022	196,000
	CVS Health Corporation
86,000	2.250%, 12/5/2018	86,415
	EMD Finance, LLC
39,000	0.876%, 3/17/2017[g,h]	38,880
	Envision Healthcare Corporation
295,000	5.125%, 7/1/2022[h]	289,100
	Forest Laboratories, Inc.
109,000	4.375%, 2/1/2019[h]	114,186
	Fresenius Medical Care US Finance, Inc.
227,936	5.750%, 2/15/2021[h]	243,892
	Gilead Sciences, Inc.
65,000	3.250%, 9/1/2022	65,450
	Grifols Worldwide Operations, Ltd.
200,000	5.250%, 4/1/2022	201,000
	HCA, Inc.
227,936	4.750%, 5/1/2023	225,657
	JBS USA, LLC
290,000	5.750%, 6/15/2025[h]	252,300
	Laboratory Corporation of America Holdings
35,000	2.625%, 2/1/2020	34,554
	Land O’Lakes, Inc.
260,000	8.000%, 12/31/2049[h,k]	270,075
	Mead Johnson Nutrition Company
65,000	3.000%, 11/15/2020	64,980

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (29.8%)	Value
Consumer Non-Cyclical (1.4%) - continued
	Merck & Company, Inc.
$40,000	0.716%, 2/10/2020[g]	$39,754
	Mondelez International, Inc.
56,000	2.250%, 2/1/2019	55,979
	Mylan NV
30,000	3.750%, 12/15/2020[h]	30,031
	PepsiCo, Inc.
65,000	1.850%, 4/30/2020	64,255
	Revlon Consumer Products Corporation
227,936	5.750%, 2/15/2021	220,528
	Reynolds American, Inc.
65,000	3.250%, 6/12/2020	66,060
	SABMiller plc
78,000	6.500%, 7/15/2018[h]	86,058
	Safeway, Inc.
17,000	3.400%, 12/1/2016	16,830
	Spectrum Brands Escrow Corporation
183,000	6.375%, 11/15/2020	194,438
	Spectrum Brands, Inc.
130,000	5.750%, 7/15/2025[h]	133,250
	TreeHouse Foods, Inc.
200,000	4.875%, 3/15/2022	190,500
	Valeant Pharmaceuticals International
227,936	7.250%, 7/15/2022[h]	222,807
	WM Wrigley Jr. Company
48,000	2.000%, 10/20/2017[h]	48,078
	Zoetis, Inc.
65,000	3.450%, 11/13/2020	65,076

	Total	4,395,257

Energy (0.8%)
	Anadarko Petroleum Corporation
60,000	8.700%, 3/15/2019	68,169
	Boardwalk Pipelines, Ltd.
79,000	5.875%, 11/15/2016	79,766
	Buckeye Partners, LP
100,000	2.650%, 11/15/2018	96,204
	Chevron Corporation
65,000	0.874%, 11/16/2018[g]	65,018
	Concho Resources, Inc.
277,936	6.500%, 1/15/2022	266,819
	Crestwood Midstream Partners, LP
200,000	6.250%, 4/1/2023[h]	139,500
	Enbridge, Inc.
54,000	0.866%, 6/2/2017[g]	52,889
	EQT Corporation
88,000	8.125%, 6/1/2019	95,056
	Marathon Petroleum Corporation
65,000	3.400%, 12/15/2020	63,835
	MEG Energy Corporation
273,000	6.375%, 1/30/2023[h]	187,005
	Pacific Drilling V, Ltd.
200,000	7.250%, 12/1/2017[h]	103,000
	Petrobras International Finance Company
415,000	5.750%, 1/20/2020	325,775
	Petroleos Mexicanos
550,000	5.625%, 1/23/2046[h]	420,860
	Pioneer Natural Resources Company
22,000	3.450%, 1/15/2021	20,314
	Sabine Pass Liquefaction, LLC
300,000	5.625%, 3/1/2025[h]	253,875
	Schlumberger Holdings Corporation
65,000	3.000%, 12/21/2020[h]	64,160
	Shell International Finance BV
65,000	0.806%, 5/11/2020[g]	64,048
	Southwestern Energy Company
100,000	7.500%, 2/1/2018	85,000
	Sunoco Logistics Partners Operations, LP
65,000	4.400%, 4/1/2021	62,990

	Total	2,514,283

Financials (3.8%)
	Abbey National Treasury Services plc
100,000	1.013%, 9/29/2017[g]	99,162
	ACE INA Holdings, Inc.
65,000	2.875%, 11/3/2022	64,507
	Air Lease Corporation
100,000	2.125%, 1/15/2018	98,250
32,000	2.625%, 9/4/2018	31,631
	Ally Financial, Inc.
325,000	4.750%, 9/10/2018	332,719
	American Express Credit Corporation
65,000	1.552%, 9/14/2020[g]	65,555
	Aviation Capital Group Corporation
51,000	3.875%, 9/27/2016[h]	51,383
	Bank of America Corporation
120,000	5.700%, 5/2/2017	125,145
102,000	1.700%, 8/25/2017	101,708
209,000	1.656%, 3/22/2018[g]	209,671
80,000	5.650%, 5/1/2018	86,025
104,000	8.000%, 12/29/2049[k]	105,820
	BB&T Corporation
130,000	2.050%, 6/19/2018	130,739
	BBVA International Preferred SA Unipersonal
640,000	5.919%, 12/29/2049[k]	646,400
	Bear Stearns Companies, LLC
122,000	6.400%, 10/2/2017	131,385
	BNP Paribas SA
84,000	2.375%, 9/14/2017	84,998
	BPCE SA
320,000	5.150%, 7/21/2024[h]	322,689
	Caisse Centrale Desjardins du Quebec
45,000	0.989%, 1/29/2018[g,h]	44,912
	CIT Group, Inc.
225,000	3.875%, 2/19/2019	223,875
	Citigroup, Inc.
144,000	1.850%, 11/24/2017	143,788
	Credit Agricole SA
45,000	1.457%, 6/10/2020[g,h]	44,903
	Credit Suisse Group AG
320,000	7.500%, 12/11/2049[h,k]	335,946

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (29.8%)	Value
Financials (3.8%) - continued
	CyrusOne, LP
$227,936	6.375%, 11/15/2022	$234,774
	DDR Corporation
56,000	9.625%, 3/15/2016	56,874
	Discover Bank
28,000	8.700%, 11/18/2019	33,125
	Discover Financial Services
47,000	6.450%, 6/12/2017	49,657
	Duke Realty, LP
96,000	8.250%, 8/15/2019	113,559
	Fifth Third Bancorp
167,000	5.450%, 1/15/2017	173,127
	Goldman Sachs Group, Inc.
52,000	2.625%, 1/31/2019	52,372
78,000	7.500%, 2/15/2019	89,252
45,000	1.476%, 4/23/2020[g]	45,067
65,000	2.012%, 11/29/2023[g]	65,577
	Goldman Sachs Group, Inc. Convertible
1,600,000	0.500%, 9/24/2022	1,655,088
	Hartford Financial Services Group, Inc.
120,000	6.000%, 1/15/2019	131,973
	HCP, Inc.
88,000	3.750%, 2/1/2019	90,785
	Health Care REIT, Inc.
88,000	4.700%, 9/15/2017	91,989
	HSBC Holdings plc
47,000	6.375%, 12/29/2049[k]	46,941
	Hutchison Whampoa Finance CI, Ltd.
99,000	1.625%, 10/31/2017[h]	98,126
	Icahn Enterprises, LP
300,000	6.000%, 8/1/2020	302,520
	ING Bank NV
320,000	5.800%, 9/25/2023[h]	347,670
	ING Capital Funding Trust III
68,000	4.207%, 12/29/2049[g,k]	67,830
	International Lease Finance Corporation
80,000	2.462%, 6/15/2016[g]	79,800
250,000	5.875%, 8/15/2022	266,250
	Intesa Sanpaolo SPA
30,000	3.875%, 1/16/2018	30,762
132,000	3.875%, 1/15/2019	135,911
	J.P. Morgan Chase & Company
52,000	6.300%, 4/23/2019	58,308
25,000	2.250%, 1/23/2020	24,595
104,000	7.900%, 4/29/2049[k]	105,872
325,000	6.750%, 8/29/2049[k]	354,250
	KeyCorp
68,000	2.300%, 12/13/2018	68,101
	Liberty Mutual Group, Inc.
35,000	5.000%, 6/1/2021[h]	37,433
	Lloyds Bank plc
40,000	1.038%, 3/16/2018[g]	39,788
	MetLife, Inc.
100,000	1.903%, 12/15/2017	100,588
	Mizuho Corporate Bank, Ltd.
59,000	1.550%, 10/17/2017[h]	58,535
	Morgan Stanley
106,000	6.625%, 4/1/2018	116,232
45,000	1.463%, 1/27/2020[g]	45,096
75,000	4.875%, 11/1/2022	79,594
	MPT Operating Partnership, LP
200,000	5.500%, 5/1/2024	199,000
	Murray Street Investment Trust I
173,000	4.647%, 3/9/2017	178,241
	National City Corporation
56,000	6.875%, 5/15/2019	63,264
	New York Life Global Funding
65,000	1.550%, 11/2/2018[h]	64,471
	Nomura Holdings, Inc.
56,000	2.750%, 3/19/2019	56,302
	Quicken Loans, Inc.
200,000	5.750%, 5/1/2025[h]	190,500
	Realty Income Corporation
95,000	2.000%, 1/31/2018	95,054
	Regions Bank
43,000	7.500%, 5/15/2018	47,779
	Reinsurance Group of America, Inc.
104,000	5.625%, 3/15/2017	108,385
	Royal Bank of Scotland Group plc
60,000	1.543%, 3/31/2017[g]	59,883
320,000	7.640%, 3/29/2049[k]	334,400
320,000	7.648%, 8/29/2049[k]	396,400
200,000	7.500%, 12/29/2049[k]	208,250
	Simon Property Group, LP
65,000	2.500%, 9/1/2020	65,050
	Societe Generale SA
70,000	5.750%, 4/20/2016[h]	70,892
	State Street Corporation
65,000	1.264%, 8/18/2020[g]	65,007
	Sumitomo Mitsui Banking Corporation
156,000	1.300%, 1/10/2017	155,617
55,000	0.897%, 1/16/2018[g]	54,811
	Synchrony Financial
159,000	1.875%, 8/15/2017	158,271
30,000	1.564%, 2/3/2020[g]	29,526
	Synovus Financial Corporation
165,000	5.750%, 12/15/2025	168,300
	Toronto-Dominion Bank
65,000	1.432%, 12/14/2020[g]	64,985
	UnitedHealth Group, Inc.
65,000	3.350%, 7/15/2022	66,485
	USB Realty Corporation
25,000	1.468%, 12/29/2049[g,h,k]	22,500
	Voya Financial, Inc.
84,000	2.900%, 2/15/2018	84,908
	Washington Mutual Bank
500,000	5.500%, 1/15/2013[d,l]	1
	Wells Fargo & Company
45,000	1.002%, 1/30/2020[g]	44,581

	Total	11,881,495

Foreign Government (6.5%)
	Brazil Government International Bond
432,000	5.875%, 1/15/2019[f]	440,640
491,000	4.875%, 1/22/2021	454,175
830,000	2.625%, 1/5/2023	630,800
560,000	5.000%, 1/27/2045	373,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (29.8%)	Value
Foreign Government (6.5%) - continued
	Colombia Government International Bond
$365,000	2.625%, 3/15/2023	$320,653
350,000	4.000%, 2/26/2024	333,375
625,000	5.000%, 6/15/2045	521,875
	Croatia Government International Bond
490,000	6.625%, 7/14/2020[h]	525,060
	Export-Import Bank of Korea
45,000	2.250%, 1/21/2020	44,309
	Hungary Government International Bond
240,000	4.000%, 3/25/2019	250,080
562,000	5.750%, 11/22/2023	628,822
564,000	5.375%, 3/25/2024	617,580
	Indonesia Government International Bond
390,000	4.875%, 5/5/2021[h]	403,969
415,000	3.375%, 4/15/2023[h]	385,635
432,000	5.875%, 1/15/2024[h]	462,808
360,000	4.125%, 1/15/2025[h]	345,002
280,000	4.750%, 1/8/2026[h]	276,545
760,000	5.125%, 1/15/2045[f,h]	687,304
	Mexico Government International Bond
344,000	3.625%, 3/15/2022	346,064
420,000	4.000%, 10/2/2023	425,460
588,000	3.600%, 1/30/2025	573,006
144,000	6.050%, 1/11/2040	157,680
344,000	4.750%, 3/8/2044	313,384
288,000	5.550%, 1/21/2045	295,200
504,000	4.600%, 1/23/2046	446,040
	Panama Government International Bond
280,000	4.000%, 9/22/2024	280,000
280,000	3.750%, 3/16/2025	274,400
144,000	6.700%, 1/26/2036	171,000
	Peru Government International Bond
815,000	4.125%, 8/25/2027	798,700
	Philippines Government International Bond
265,000	7.750%, 1/14/2031	372,317
350,000	6.375%, 10/23/2034	456,320
	Romania Government International Bond
276,000	4.375%, 8/22/2023[h]	287,302
130,000	4.875%, 1/22/2024[h]	139,659
	Russia Government International Bond
288,000	3.500%, 1/16/2019[h]	286,560
1,000,000	5.000%, 4/29/2020[f,h]	1,032,000
700,000	4.875%, 9/16/2023[h]	711,200
428,400	7.500%, 3/31/2030[h]	513,260
432,000	5.625%, 4/4/2042[h]	408,672
	South Africa Government International Bond
340,000	5.500%, 3/9/2020	348,958
295,000	5.875%, 5/30/2022[f]	308,038
160,000	5.375%, 7/24/2044	144,000
	Turkey Government International Bond
432,000	7.500%, 11/7/2019	484,389
800,000	7.000%, 6/5/2020	890,123
565,000	5.125%, 3/25/2022	579,831
288,000	6.250%, 9/26/2022	312,653
144,000	5.750%, 3/22/2024	152,139
563,000	4.250%, 4/14/2026[f]	527,842
576,000	4.875%, 4/16/2043	506,880

	Total	20,245,509

Mortgage-Backed Securities (5.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
37,804	5.500%, 12/1/2017	38,748
1,130,000	3.000%, 1/1/2031[c]	1,164,435
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
12,149	9.000%, 11/1/2024	13,710
685	9.000%, 4/1/2025	796
685	8.500%, 9/1/2025	716
4,658	8.000%, 6/1/2027	5,602
929	8.500%, 7/1/2027	1,059
3,309	8.000%, 10/1/2027	3,825
1,990	8.000%, 8/1/2030	2,392
1,180,000	4.000%, 1/1/2046[c]	1,246,536
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
600,000	3.500%, 1/1/2030[c]	628,336
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,302	10.500%, 8/1/2020	1,418
3,923	9.500%, 4/1/2025	3,940
755	8.500%, 11/1/2025	842
1,207	8.500%, 5/1/2026	1,258
287	8.000%, 8/1/2026	288
854	8.000%, 11/1/2026	1,031
11,492	8.000%, 9/1/2027	13,244
3,238	8.000%, 12/1/2027	3,278
5,233	8.500%, 4/1/2030	6,609
6,425,000	3.500%, 1/1/2046[c]	6,628,822
3,775,000	4.000%, 1/1/2046[c]	3,994,599
2,600,000	4.500%, 1/1/2046[c]	2,807,675
	Government National Mortgage Association 30-Yr. Pass Through
1,613	9.500%, 1/15/2025	1,701
5,776	6.000%, 5/15/2026	6,479
5,223	8.500%, 6/15/2026	5,307
1,566	8.500%, 7/15/2026	1,765
6,262	8.000%, 9/15/2026	7,153
2,617	7.500%, 10/15/2026	2,873
288	8.000%, 11/15/2026	289
171	8.500%, 11/15/2026	171
1,140	9.000%, 12/15/2026	1,378
10,082	7.500%, 4/15/2027	11,260
2,277	8.000%, 6/20/2027	2,687
177	8.000%, 8/15/2027	177
7,391	7.500%, 7/15/2028	7,389
24,880	6.000%, 12/15/2028	28,271
27,663	6.000%, 6/15/2029	31,415
9,192	8.000%, 5/15/2030	9,330

	Total	16,686,804

Technology (0.9%)
	Alliance Data Systems Corporation
195,000	5.375%, 8/1/2022[h]	185,738

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (29.8%)	Value
Technology (0.9%) - continued
	Apple, Inc.
$65,000	0.659%, 5/6/2020[g]	$64,510
	Automatic Data Processing, Inc.
65,000	2.250%, 9/15/2020	65,246
	Cisco Systems, Inc.
65,000	0.914%, 3/1/2019[g]	64,942
	Denali Borrower, LLC
425,000	5.625%, 10/15/2020[h]	445,187
	Equinix, Inc.
200,000	5.750%, 1/1/2025	204,500
	Fidelity National Information Services, Inc.
109,000	1.450%, 6/5/2017	107,525
65,000	3.625%, 10/15/2020	65,847
	First Data Corporation
200,000	5.375%, 8/15/2023[h]	201,000
	Freescale Semiconductor, Inc.
245,000	6.000%, 1/15/2022[h]	256,637
	Hewlett Packard Enterprise Company
64,000	3.600%, 10/15/2020[h]	64,147
	IMS Health, Inc.
250,000	6.000%, 11/1/2020[h]	257,500
	Intel Corporation
65,000	3.100%, 7/29/2022	66,281
	Iron Mountain, Inc.
122,936	6.000%, 8/15/2023	127,239
	Oracle Corporation
65,000	2.500%, 5/15/2022	63,798
	Sensata Technologies BV
280,000	4.875%, 10/15/2023[h]	272,300
	Texas Instruments, Inc.
65,000	1.750%, 5/1/2020	63,317
	Tyco Electronics Group SA
130,000	6.550%, 10/1/2017	140,099

	Total	2,715,813

Transportation (0.3%)
	Air Canada Pass Through Trust
25,000	3.875%, 3/15/2023[h]	24,250
	American Airlines Pass Through Trust
48,599	4.950%, 1/15/2023	51,271
	Avis Budget Car Rental, LLC
130,000	5.125%, 6/1/2022[h]	128,375
	Continental Airlines, Inc.
170,181	6.250%, 4/11/2020	178,690
	Delta Air Lines, Inc.
76,869	4.950%, 5/23/2019	80,712
68,837	4.750%, 5/7/2020	72,623
	J.B. Hunt Transport Services, Inc.
65,000	3.300%, 8/15/2022	64,373
	Korea Expressway Corporation
93,000	1.625%, 4/28/2017[h]	92,676
	United Airlines 2015-1 Class A Pass Through Trust
65,000	3.700%, 12/1/2022	64,838
	XPO Logistics, Inc.
200,000	6.500%, 6/15/2022[h]	185,000

	Total	942,808

U.S. Government and Agencies (0.7%)
	U.S. Treasury Notes
1,645,000	1.875%, 6/30/2020	1,656,502
585,000	2.125%, 6/30/2022	588,016

	Total	2,244,518

Utilities (0.9%)
	Access Midstream Partners, LP
325,000	4.875%, 5/15/2023	263,466
	AES Corporation
227,936	7.375%, 7/1/2021	232,495
	Ameren Corporation
65,000	2.700%, 11/15/2020	64,752
	Arizona Public Service Company
40,000	2.200%, 1/15/2020	39,624
	Berkshire Hathaway Energy Company
96,000	2.400%, 2/1/2020	95,105
	Calpine Corporation
210,000	5.375%, 1/15/2023	188,475
	DTE Energy Company
96,000	2.400%, 12/1/2019	95,593
	Dynegy Finance I, Inc.
160,000	7.375%, 11/1/2022	139,200
	EDP Finance BV
96,000	4.125%, 1/15/2020[h]	96,221
	El Paso Corporation
50,000	7.000%, 6/15/2017	51,506
	Electricite de France SA
320,000	5.625%, 12/29/2049[h,k]	304,320
	Energy Transfer Equity, LP
290,000	5.500%, 6/1/2027	220,400
	Eversource Energy
30,000	1.600%, 1/15/2018	29,683
	Exelon Generation Company, LLC
52,000	5.200%, 10/1/2019	56,019
30,000	2.950%, 1/15/2020	29,892
	MPLX LP
300,000	4.875%, 12/1/2024[h]	269,250
	NiSource Finance Corporation
41,000	6.400%, 3/15/2018	44,673
	NRG Energy, Inc.
227,936	6.625%, 3/15/2023	197,735
	Pacific Gas & Electric Company
65,000	5.625%, 11/30/2017	69,480
	PG&E Corporation
57,000	2.400%, 3/1/2019	56,878
	Sempra Energy
100,000	6.150%, 6/15/2018	109,148
25,000	2.400%, 3/15/2020	24,502
	Southern California Edison Company
20,000	2.400%, 2/1/2022	19,612
	Xcel Energy, Inc.
65,000	1.200%, 6/1/2017	64,670

	Total	2,762,699

	Total Long-Term Fixed Income (cost $96,122,957)	93,514,813

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Registered Investment Companies (3.8%)	Value
Equity Funds/ETFs (2.4%)
15,400	BlackRock Resources & Commodities Strategy Trust	$109,494
15,800	Cohen & Steers REIT and Preferred Income Fund, Inc.	291,352
6,800	Guggenheim Multi-Asset Income ETF	123,624
31,800	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	304,008
12,240	iShares MSCI EAFE Index Fund	719,100
47,080	Materials Select Sector SPDR Fund	2,044,214
13,850	NFJ Dividend Interest & Premium Strategy Fund	171,601
61,600	SPDR S&P Oil & Gas Exploration & Production ETF[f]	1,861,552
42,110	Utilities Select Sector SPDR Fund	1,822,521
200	Vanguard REIT ETF	15,946

	Total	7,463,412

Fixed Income Funds/ETFs (1.4%)
82,771	Aberdeen Asia-Pacific Income Fund, Inc.	378,263
21,125	Doubleline Income Solutions Fund	342,648
13,042	First Trust High Income Long/Short Fund	183,631
12,089	iShares J.P. Morgan USD Emerging Markets Bond ETF[f]	1,278,774
79,271	MFS Intermediate Income Trust	362,269
25,714	PIMCO Dynamic Credit Income Fund	463,623
63,832	Templeton Global Income Fund	405,333
5,430	Vanguard Short-Term Corporate Bond ETF	428,916
29,063	Western Asset Emerging Markets Debt Fund, Inc.	399,035
46,185	Western Asset High Income Opportunity Fund, Inc.	216,608

	Total	4,459,100

	Total Registered Investment Companies (cost $12,856,513)	11,922,512

Shares	Preferred Stock (1.6%)	Value
Financials (1.5%)
4,800	Agribank FCB, 6.875%[k]	507,450
288	Bank of America Corporation, Convertible, 7.250%[k]	314,862
25,915	Citigroup, Inc., 6.875%[k]	721,992
6,250	Farm Credit Bank of Texas, 6.750%[h,k]	650,781
13,000	Goldman Sachs Group, Inc., 5.500%[k]	336,570
17,350	HSBC USA, Inc., 6.500%[k]	451,621
520	M&T Bank Corporation, 6.375%[k]	544,700
12,800	Morgan Stanley, 7.125%[k]	366,080
8,640	U.S. Bancorp, 6.500%[k]	247,968
320	Wells Fargo & Company, Convertible, 7.500%[k]	371,520

	Total	4,513,544

Materials (0.1%)
12,800	CHS, Inc., 7.100%[k]	349,056

	Total	349,056

Utilities (<0.1%)
4,000	Southern California Edison Company Trust IV, 5.375%[k]	108,640

	Total	108,640

	Total Preferred Stock (cost $4,708,491)	4,971,240

Shares	Collateral Held for Securities Loaned (3.1%)	Value
9,667,927	Thrivent Cash Management Trust	9,667,927

	Total Collateral Held for Securities Loaned (cost $9,667,927)	9,667,927

Shares or Principal Amount	Short-Term Investments (9.1%)[m]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.080%, 1/8/2016[n]	99,999
	Federal National Mortgage Association Discount Notes
200,000	0.070%, 1/8/2016	199,997
200,000	0.180%, 2/8/2016[n]	199,962
	Thrivent Cash Management Trust
27,808,704	0.220%	27,808,704
	U.S. Treasury Bills
100,000	0.175%, 2/4/2016[o]	99,983

	Total Short-Term Investments (at amortized cost)	28,408,645

	Total Investments (cost $342,819,242) 109.0%	$341,196,487

	Other Assets and Liabilities, Net (9.0%)	(28,119,943)

	Total Net Assets 100.0%	$313,076,544

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Defaulted security. Interest is not being accrued.
e	Non-income producing security.
f	All or a portion of the security is on loan.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
h	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $18,774,800 or 6.0% of total net assets.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2015.
j	All or a portion of the security is insured or guaranteed.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
l	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
o	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Balanced Income Plus Portfolio as of December 31, 2015 was $1,914,426 or 0.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2015.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	$374,211
Bayview Opportunity Master Fund Trust, 7/28/2034	11/12/2014	242,618
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	555,264
Sunset Mortgage Loan Company, LLC, 9/16/2045	10/2/2015	180,552
U.S. Residential Opportunity Fund III Trust, 1/27/2035	2/6/2015	242,594
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	519,538

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Portfolio as of December 31, 2015:

Securities Lending Transactions

Taxable Debt Security	$3,212,211
Common Stock	6,198,350

Total lending	$9,410,561
Gross amount payable upon return of collateral for securities loaned	$9,667,927

Net amounts due to counterparty	$257,366

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (13.3%)[a]	Value
Basic Materials (0.9%)
	Alpha Natural Resources, Inc., Term Loan
$324,196	3.500%, 5/22/2020	$139,673
	Fortescue Metals Group, Ltd., Term Loan
921,533	4.250%, 6/30/2019	680,874
	Ineos US Finance, LLC, Term Loan
850,528	3.750%, 12/15/2020	814,381
	NewPage Corporation, Term Loan
950,625	9.500%, 2/11/2021	339,259
	PolyOne Corporation, Term Loan
500,000	3.750%, 11/11/2022	500,000
	Tronox Pigments BV, Term Loan
1,284,326	4.500%, 3/19/2020	1,133,418
	Wausau Paper Corporation, Term Loan
589,582	6.500%, 7/30/2020	585,161

	Total	4,192,766

Capital Goods (0.5%)
	ADS Waste Holdings, Inc., Term Loan
561,833	3.750%, 10/9/2019	542,872
	Berry Plastics Group, Inc., Term Loan
583,500	3.500%, 2/8/2020	571,433
292,107	4.000%, 10/3/2022	289,186
	Rexnord, LLC, Term Loan
586,500	4.000%, 8/21/2020	567,075
	Silver II Borrower, Term Loan
539,384	4.000%, 12/13/2019	454,970

	Total	2,425,536

Communications Services (3.9%)
	Altice Financing SA, Term Loan
298,500	5.250%, 2/4/2022	296,915
	Atlantic Broadband Penn, LLC, Term Loan
105,607	3.250%, 11/30/2019	104,518
	Birch Communication Inc., Term Loan
678,125	7.750%, 7/17/2020	647,609
	Block Communications, Inc., Term Loan
469,063	4.000%, 11/7/2021	463,786
	Cengage Learning Acquisitions, Term Loan
606,049	7.000%, 3/31/2020	589,383
	Charter Communications Operating, LLC, Term Loan
59,091	3.000%, 7/1/2020	57,922
	Cincinnati Bell, Inc., Term Loan
673,225	4.000%, 9/10/2020	648,262
	CommScope, Inc., Term Loan
877,800	3.827%, 12/29/2022[b,c]	870,672
	CSC Holdings, LLC, Term Loan
875,000	5.000%, 10/9/2022	872,541
	Fairpoint Communications, Term Loan
523,712	7.500%, 2/14/2019	519,261
	Grande Communications Networks, LLC, Term Loan
780,018	4.500%, 5/29/2020	763,771
	Gray Television, Inc., Term Loan
431,796	3.750%, 6/13/2021	425,591
	Hargray Communications Group, Inc., Term Loan
657,244	5.250%, 6/26/2019	652,518
	Integra Telecom Holdings, Inc., Term Loan
821,790	5.250%, 8/14/2020	793,027
	Intelsat Jackson Holdings SA, Term Loan
556,029	3.750%, 6/30/2019	524,652
	Level 3 Communications, Inc., Term Loan
800,000	4.000%, 1/15/2020	796,712
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
725,000	4.500%, 1/7/2022	700,531
	LTS Buyer, LLC, Term Loan
890,390	4.000%, 4/13/2020	865,014
	McGraw-Hill Global Education Holdings, LLC, Term Loan
884,435	4.750%, 3/22/2019	863,058
	NEP/NCP Holdco, Inc., Term Loan
778,170	4.250%, 1/22/2020	725,643
	NTelos, Inc., Term Loan
568,652	5.750%, 11/9/2019	562,966
	Numericable US, LLC, Term Loan
860,000	4.563%, 7/29/2022[b,c]	820,363
65,000	4.750%, 2/10/2023	62,330
	SBA Senior Finance II, LLC, Term Loan
467,875	3.250%, 3/24/2021	457,348
89,550	3.250%, 6/10/2022	87,227
	TNS, Inc., Term Loan
409,290	5.000%, 2/14/2020	402,127
	Univision Communications, Inc., Term Loan
884,693	4.000%, 3/1/2020	864,345
	Virgin Media Investment Holdings, Ltd., Term Loan
403,993	3.500%, 6/30/2023	395,093
	WideOpenWest Finance, LLC, Term Loan
622,837	4.500%, 4/1/2019	599,288
	WMG Acquisition Corporation, Term Loan
586,500	3.750%, 7/1/2020	553,996
	XO Communications, LLC, Term Loan
638,625	4.250%, 3/20/2021	622,340
	Yankee Cable Acquisition, LLC, Term Loan
548,315	4.250%, 3/1/2020	539,575
	Zayo Group, LLC, Term Loan
670,460	3.750%, 5/6/2021	658,365

	Total	18,806,749

Consumer Cyclical (2.2%)
	Amaya BV, Term Loan
523,395	5.000%, 8/1/2021	489,374
	Burlington Coat Factory Warehouse Corporation, Term Loan
506,238	4.250%, 8/13/2021	499,277

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (13.3%)[a]	Value
Consumer Cyclical (2.2%) - continued
	Ceridian HCM Holding, Inc., Term Loan
$287,687	4.500%, 9/15/2020	$243,455
	Charter Communications Operating, LLC, Term Loan
585,000	3.000%, 1/3/2021	572,569
	Chrysler Group, LLC, Term Loan
486,005	3.500%, 5/24/2017	483,910
	Dollar Tree, Inc., Term Loan
562,091	3.500%, 7/6/2022	559,635
	FCA US, LLC, Term Loan
270,188	3.250%, 12/31/2018	267,351
	Golden Nugget, Inc., Delayed Draw
63,450	5.500%, 11/21/2019	62,816
	Golden Nugget, Inc., Term Loan
148,050	5.500%, 11/21/2019	146,569
	Hilton Worldwide Finance, LLC, Term Loan
426,206	3.500%, 10/26/2020	425,008
	IMG Worldwide, Inc., Term Loan
764,306	5.250%, 5/6/2021	749,738
	J.C. Penney Corporation, Inc., Term Loan
585,000	6.000%, 5/22/2018	573,739
	Las Vegas Sands, LLC, Term Loan
490,000	3.250%, 12/19/2020	484,488
	Marina District Finance Company, Inc., Term Loan
285,276	6.500%, 8/15/2018	284,563
	MGM Resorts International, Term Loan
1,203,970	3.500%, 12/20/2019	1,185,910
	Michaels Stores, Inc., Term Loan
559,610	4.000%, 1/28/2020	555,178
	Mohegan Tribal Gaming Authority, Term Loan
652,256	5.500%, 6/15/2018	636,648
	Pinnacle Entertainment, Inc., Term Loan
243,795	3.750%, 8/13/2020	242,805
	ROC Finance, LLC, Term Loan
586,500	5.000%, 6/20/2019	544,466
	Scientific Games International, Inc., Term Loan
588,000	6.000%, 10/18/2020	536,550
99,000	6.000%, 10/1/2021	89,948
	Seminole Hard Rock Entertainment, Inc., Term Loan
310,738	3.500%, 5/14/2020	303,747
	Seminole Indian Tribe of Florida, Term Loan
484,500	3.000%, 4/29/2020	480,866

	Total	10,418,610

Consumer Non-Cyclical (1.9%)
	Albertson’s, Inc., Term Loan
688,071	5.500%, 3/21/2019	685,146
	Albertson’s, LLC, Term Loan
600,000	0.000%, 12/22/2022[b,c]	595,800
	Catalina Marketing Corporation, Term Loan
605,775	4.500%, 4/9/2021	481,591
	CHS/Community Health Systems, Inc., Term Loan
120,633	3.657%, 12/31/2018	118,773
156,460	3.750%, 1/27/2021	152,256
287,882	4.000%, 1/27/2021	282,948
	Endo Luxembourg Finance I Co Sarl, Term Loan
600,000	3.750%, 9/26/2022	591,252
	Hanesbrands, Inc., Term Loan
506,175	3.250%, 4/29/2022	507,228
	HCA, Inc., Term Loan
705,972	3.174%, 3/31/2017	704,694
	JBS USA, LLC, Term Loan
145,000	4.000%, 10/30/2022	144,456
	Libbey Glass, Inc., Term Loan
302,888	3.750%, 4/9/2021	297,208
	LTF Merger Sub, Inc., Term Loan
751,225	4.250%, 6/10/2022	731,040
	Ortho-Clinical Diagnostics, Inc., Term Loan
703,755	4.750%, 6/30/2021	593,794
	Owens-Brockway Glass Container, Inc., Term Loan
907,725	3.500%, 9/1/2022	902,624
	Sterigenics-Nordion Holdings, LLC, Term Loan
428,925	4.250%, 5/16/2022	416,057
	Supervalu, Inc., Term Loan
778,000	4.500%, 3/21/2019	766,493
	Valeant Pharmaceuticals International, Inc., Term Loan
1,097,236	4.000%, 4/1/2022[b,c]	1,053,072

	Total	9,024,432

Energy (0.7%)
	Arch Coal, Inc., Term Loan
782,541	6.250%, 5/16/2018	344,537
	Aria Energy Operating, LLC, Term Loan
433,745	5.000%, 5/27/2022	401,214
	Energy Solutions, LLC, Term Loan
656,500	6.750%, 5/29/2020	492,375
	Exgen Renewables I, LLC, Term Loan
378,464	5.250%, 2/6/2021	378,464
	McJunkin Red Man Corporation, Term Loan
298,098	4.750%, 11/8/2019	272,760
	MEG Energy Corporation, Term Loan
710,106	0.000%, 3/31/2020	622,763
	Offshore Group Investment, Ltd., Term Loan
401,108	0.000%, 3/28/2019[d]	80,554
	Pacific Drilling SA, Term Loan
585,000	4.500%, 6/3/2018	250,088
	Targa Resources Partners, LP, Term Loan
364,651	5.750%, 2/27/2022	352,800

	Total	3,195,555

Financials (0.7%)
	Delos Finance Sarl, Term Loan
630,000	3.500%, 3/6/2021	626,737

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (13.3%)[a]	Value
Financials (0.7%) - continued
	DJO Finance, LLC, Term Loan
$299,250	4.250%, 6/7/2020	$290,365
	Harland Clarke Holdings Corporation, Term Loan
562,500	7.000%, 5/22/2018	543,279
	MoneyGram International, Inc., Term Loan
515,720	4.250%, 3/27/2020	469,733
	MPH Acquisition Holdings, LLC, Term Loan
153,598	3.750%, 3/31/2021	149,247
	TransUnion, LLC, Term Loan
638,625	3.500%, 4/9/2021	619,198
	WaveDivision Holdings, LLC, Term Loan
582,000	4.000%, 10/15/2019	571,815

	Total	3,270,374

Technology (1.3%)
	Avago Technologies Cayman Finance, Ltd., Term Loan
2,000,000	0.000%, 11/13/2022[b,c]	1,976,260
	Avago Technologies, Ltd., Term Loan
942,049	3.750%, 5/6/2021	938,912
	BMC Software, Inc., Term Loan
567,167	5.000%, 9/10/2020	465,479
	Booz Allen Hamilton, Inc., Term Loan
248,062	3.750%, 7/31/2019	248,310
	First Data Corporation, Term Loan
900,000	3.918%, 3/23/2018	887,121
280,000	4.168%, 7/8/2022	275,730
	Infor US, Inc., Term Loan
417,746	3.750%, 6/3/2020	391,291
	Merrill Communications, LLC, Term Loan
2,714	6.250%, 6/1/2022	2,307
	NXP BV, Term Loan
840,000	3.750%, 12/7/2020	835,170
	SS&C European Holdings SARL, Term Loan
358,654	4.007%, 7/8/2022	355,516
52,782	4.018%, 7/8/2022	52,320

	Total	6,428,416

Transportation (0.8%)
	American Airlines, Inc., Term Loan
1,056,187	3.250%, 6/27/2020	1,038,528
	Delta Airlines, Inc., Term Loan
1,167,075	3.250%, 8/24/2022	1,163,527
	OSG Bulk Ships, Inc., Term Loan
694,425	5.250%, 8/5/2019	664,912
	XPO Logistics, Inc., Term Loan
1,260,000	5.500%, 11/1/2021	1,253,171

	Total	4,120,138

Utilities (0.4%)
	Calpine Corporation, Term Loan
600,810	4.000%, 10/31/2020	584,287
687,213	3.500%, 5/27/2022	653,884
	Intergen NV, Term Loan
585,000	5.500%, 6/15/2020	527,231

	Total	1,765,402

	Total Bank Loans (cost $67,667,601)	63,647,978

	Long-Term Fixed Income (42.7%)
Asset-Backed Securities (3.6%)
	Asset Backed Securities Corporation Home Equity Loan Trust
640,725	0.562%, 7/25/2036[e]	559,729
706,729	0.582%, 11/25/2036[e]	637,663
	Bayview Opportunity Master Fund Trust
272,414	3.623%, 7/28/2019*,[f]	270,208
464,915	3.623%, 4/28/2030[g]	458,507
540,501	3.228%, 7/28/2034*,[f]	539,568
905,545	3.721%, 2/28/2035*	904,577
1,177,186	3.721%, 7/28/2035[f,g]	1,176,237
	Countrywide Asset-Backed Certificates
315,349	5.530%, 4/25/2047	343,520
	GSAA Home Equity Trust
683,638	0.692%, 7/25/2037[e]	590,048
	J.P. Morgan Mortgage Acquisition Trust
1,441,724	6.472%, 3/25/2047[f]	1,088,906
	J.P. Morgan Mortgage Trust
1,270,068	2.746%, 2/25/2036	1,120,161
	Lehman XS Trust
1,237,380	5.440%, 8/25/2035[f]	1,107,358
	Pretium Mortgage Credit Partners, LLC
781,991	4.125%, 10/27/2030*	774,944
1,200,000	4.375%, 11/27/2030*	1,195,954
	Renaissance Home Equity Loan Trust
346,065	5.746%, 5/25/2036[f]	238,413
632,000	6.011%, 5/25/2036[f]	439,629
913,125	5.797%, 8/25/2036[f]	564,400
	Sunset Mortgage Loan Company, LLC
1,083,310	4.459%, 9/16/2045*,[f]	1,079,031
	U.S. Residential Opportunity Fund III Trust
970,377	3.721%, 1/27/2035*	964,073
	Vericrest Opportunity Loan Transferee
1,042,457	3.375%, 10/25/2058*,[f]	1,024,327
879,778	3.500%, 6/26/2045[f,g]	866,929
911,054	3.625%, 7/25/2045[f,g]	898,107
510,415	3.500%, 2/25/2055*,[f]	503,508

	Total	17,345,797

Basic Materials (0.5%)
	Anglo American Capital plc
92,000	1.271%, 4/15/2016[e,g]	91,100
	ArcelorMittal SA
730,000	6.500%, 3/1/2021	587,570
	BHP Billiton Finance USA, Ltd.
400,000	6.250%, 10/19/2075[g]	391,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Basic Materials (0.5%) - continued
	Dow Chemical Company
$64,000	8.550%, 5/15/2019	$75,434
	First Quantum Minerals, Ltd.
322,000	6.750%, 2/15/2020[g]	207,690
322,000	7.000%, 2/15/2021[g]	202,055
	Freeport-McMoRan, Inc.
53,000	2.375%, 3/15/2018	41,340
	Glencore Funding, LLC
60,000	1.377%, 4/16/2018[e,g]	50,628
	INEOS Group Holdings SA
400,000	5.875%, 2/1/2019[g]	388,000
	LyondellBasell Industries NV
64,000	5.000%, 4/15/2019	68,083
	Sappi Papier Holding GmbH
400,000	6.625%, 4/15/2021[g]	404,000
	Yamana Gold, Inc.
98,000	4.950%, 7/15/2024	83,102

	Total	2,590,502

Capital Goods (1.4%)
	Berry Plastics Corporation
425,000	6.000%, 10/15/2022[g]	432,438
	Building Materials Corporation of America
785,000	6.000%, 10/15/2025[g]	800,700
	Cemex SAB de CV
775,000	5.700%, 1/11/2025[g]	648,094
	CNH Industrial Capital, LLC
965,000	4.375%, 11/6/2020	909,513
	Crown Americas Capital Corporation IV
730,000	4.500%, 1/15/2023	713,575
	Crown Cork & Seal Company, Inc.
410,000	7.375%, 12/15/2026	440,750
	General Electric Company
120,000	4.200%, 12/15/2049[h]	119,400
	Ingersoll-Rand Luxembourg Finance SA
190,000	2.625%, 5/1/2020	187,211
	L-3 Communications Corporation
123,000	1.500%, 5/28/2017	121,476
	Lockheed Martin Corporation
70,000	1.850%, 11/23/2018	69,876
	Pentair Finance SA
70,000	3.625%, 9/15/2020	69,931
	Reynolds Group Issuer, Inc.
160,000	5.750%, 10/15/2020	162,750
410,000	6.875%, 2/15/2021	422,300
	Sealed Air Corporation
500,000	4.875%, 12/1/2022[g]	501,250
	Textron, Inc.
137,000	7.250%, 10/1/2019	155,878
	United Rentals North America, Inc.
780,000	5.500%, 7/15/2025	756,600

	Total	6,511,742

Collateralized Mortgage Obligations (13.6%)
	Adjustable Rate Mortgage Trust
1,072,000	2.860%, 11/25/2035	942,606
	Alternative Loan Trust
1,127,592	5.500%, 5/25/2035	1,131,305
998,156	6.000%, 6/25/2036	908,325
	American Home Mortgage Assets Trust
1,592,614	0.612%, 12/25/2046[e]	1,016,445
1,567,256	0.612%, 6/25/2047[e]	1,070,193
	American Home Mortgage Investment Trust
1,425,202	6.250%, 12/25/2036	632,526
	Angel Oak Mortgage Trust
1,150,000	4.500%, 11/25/2045*	1,147,979
	Banc of America Alternative Loan Trust
397,753	0.922%, 4/25/2035[e]	308,393
1,106,644	6.000%, 11/25/2035	984,921
	Banc of America Funding Corporation
294,005	4.725%, 5/20/2036	247,078
	BCAP, LLC Trust
1,198,989	0.602%, 3/25/2037[e]	1,015,955
	Bear Stearns Adjustable Rate Mortgage Trust
214,313	2.660%, 10/25/2035[e]	210,710
262,803	2.702%, 2/25/2036	207,755
	Bear Stearns ALT-A Trust
1,232,757	5.212%, 7/25/2035	1,008,564
	Citicorp Mortgage Securities Trust
355,039	6.000%, 5/25/2037	365,701
	Citigroup Mortgage Loan Trust, Inc.
342,092	5.500%, 11/25/2035	327,007
648,414	2.751%, 3/25/2037	511,888
	CitiMortgage Alternative Loan Trust
494,567	5.750%, 4/25/2037	424,258
	Countrywide Alternative Loan Trust
252,143	0.822%, 2/25/2035[e]	234,631
791,639	2.508%, 10/25/2035	704,448
535,388	2.609%, 10/25/2035	470,603
383,954	5.500%, 2/25/2036	363,801
211,314	6.000%, 4/25/2036	187,166
525,073	6.500%, 8/25/2036	395,638
183,672	6.000%, 1/25/2037	168,797
782,798	5.500%, 5/25/2037	664,247
	Countrywide Home Loan Mortgage Pass Through Trust
1,195,548	2.706%, 11/25/2035	1,018,909
467,008	2.725%, 2/20/2036	407,781
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
90,611	5.500%, 10/25/2021	87,711
296,417	0.622%, 11/25/2035[e]	197,007
636,601	5.500%, 11/25/2035	608,165
823,946	1.027%, 4/25/2047[e]	702,608
1,297,818	0.441%, 8/25/2047[e]	1,063,231
	Federal Home Loan Mortgage Corporation
6,083,109	2.500%, 12/15/2022[i]	378,978
1,927,860	2.500%, 5/15/2027[i]	154,846
2,275,218	2.500%, 2/15/2028[i]	208,372
6,931,479	2.500%, 3/15/2028[i]	658,258
3,653,360	3.000%, 4/15/2028[i]	358,884
3,054,542	3.000%, 2/15/2033[i]	375,814

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Collateralized Mortgage Obligations (13.6%) - continued
	Federal National Mortgage Association
$3,026,777	2.500%, 2/25/2028[i]	$282,623
2,491,716	3.000%, 4/25/2028[i]	251,631
2,857,099	3.500%, 1/25/2033[i]	384,733
	First Horizon Alternative Mortgage Securities Trust
868,467	2.318%, 3/25/2035	768,622
885,845	2.403%, 7/25/2035	809,021
904,740	6.000%, 8/25/2036[e]	735,889
	First Horizon Mortgage Pass-Through Trust
837,036	2.698%, 8/25/2037	668,251
	GMAC Mortgage Corporation Loan Trust
1,368,559	3.149%, 5/25/2035	1,289,544
	Government National Mortgage Association
2,917,647	4.000%, 1/16/2027[i]	298,789
	Greenpoint Mortgage Funding Trust
666,624	0.622%, 10/25/2045[e]	523,594
	HarborView Mortgage Loan Trust
1,514,528	2.685%, 7/19/2035	1,333,471
	HomeBanc Mortgage Trust
357,981	2.229%, 4/25/2037	269,866
	IndyMac IMJA Mortgage Loan Trust
805,351	6.250%, 11/25/2037	670,675
	IndyMac INDX Mortgage Loan Trust
1,102,519	2.843%, 10/25/2035	915,322
958,392	1.062%, 7/25/2045[e]	828,939
	J.P. Morgan Alternative Loan Trust
1,056,950	6.500%, 3/25/2036	914,379
	J.P. Morgan Mortgage Trust
197,502	6.500%, 1/25/2035	193,594
882,071	2.872%, 8/25/2035	876,601
396,480	2.691%, 10/25/2036	356,749
751,268	0.802%, 1/25/2037[e]	460,444
635,509	2.919%, 1/25/2037	557,957
411,035	6.250%, 8/25/2037	318,649
	Lehman Mortgage Trust
475,868	1.172%, 12/25/2035[e]	335,461
	Master Asset Securitization Trust
563,198	0.922%, 6/25/2036[e]	321,638
	MASTR Alternative Loans Trust
204,051	6.500%, 7/25/2034	208,833
450,426	0.872%, 12/25/2035[e]	225,490
	Merrill Lynch Alternative Note Asset Trust
596,342	6.000%, 3/25/2037	536,920
	Morgan Stanley Mortgage Loan Trust
468,531	2.803%, 11/25/2035	344,305
	MortgageIT Trust
916,703	0.682%, 12/25/2035[e]	829,887
	New Century Alternative Mortgage Loan Trust
1,052,851	6.167%, 7/25/2036[f]	644,413
	New York Mortgage Trust, Inc.
625	2.671%, 5/25/2036	10
	Oak Hill Advisors Residential Loan Trust
756,209	3.475%, 1/25/2055*,[f]	752,526
	RALI Trust
975,736	6.000%, 4/25/2036	832,525
1,036,009	0.602%, 11/25/2036[e]	752,562
335,748	6.000%, 6/25/2037	280,888
1,359,089	0.612%, 7/25/2037[e]	1,078,617
	Residential Accredit Loans, Inc.
1,671,254	3.633%, 9/25/2035	1,385,271
	Residential Accredit Loans, Inc. Trust
669,380	5.750%, 9/25/2035	602,984
796,137	6.000%, 1/25/2037	667,221
1,367,867	5.750%, 4/25/2037	1,103,982
838,192	6.250%, 4/25/2037	708,085
	Residential Asset Securitization Trust
890,959	6.236%, 8/25/2022	798,722
513,107	5.500%, 4/25/2035	519,641
805,863	0.802%, 8/25/2037[e]	239,455
	Residential Funding Mortgage Security I Trust
785,765	5.750%, 2/25/2036	733,655
1,062,945	6.000%, 7/25/2037	962,205
	Sequoia Mortgage Trust
1,324,871	2.822%, 9/20/2046	1,059,952
	Structured Adjustable Rate Mortgage Loan Trust
230,368	2.761%, 12/25/2034	225,010
772,751	2.719%, 7/25/2035	660,887
378,260	2.877%, 9/25/2035	319,614
621,265	4.725%, 5/25/2036	477,182
	Structured Asset Mortgage Investments, Inc.
1,515,058	0.732%, 12/25/2035[e]	1,096,872
777,699	0.632%, 5/25/2046[e]	547,750
	Suntrust Alternative Loan Trust
911,805	5.750%, 12/25/2035	833,822
	WaMu Mortgage Pass Through Certificates
1,191,297	4.151%, 8/25/2036	1,046,224
631,102	2.176%, 11/25/2036	546,753
1,266,292	1.825%, 1/25/2037	1,065,894
116,700	2.397%, 8/25/2046	99,883
540,130	1.177%, 9/25/2046[e]	432,329
1,501,180	1.063%, 12/25/2046[e]	1,155,377
591,851	1.901%, 3/25/2047[e]	470,867
	Washington Mutual Mortgage Pass Through Certificates
515,335	1.022%, 6/25/2035[e]	392,574
787,815	6.000%, 11/25/2035	719,151
1,612,298	1.007%, 2/25/2047[e]	1,155,690
	Wells Fargo Mortgage Backed Securities Trust
1,326,354	2.731%, 7/25/2036	1,299,613
424,908	6.000%, 7/25/2037	420,622
575,370	6.000%, 11/25/2037	569,501

	Total	65,041,710

Commercial Mortgage-Backed Securities (0.1%)
	Greenwich Capital Commercial Funding Corporation
650,000	5.867%, 12/10/2049	675,229

	Total	675,229

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Communications Services (2.0%)
	AMC Networks, Inc.
$390,000	4.750%, 12/15/2022	$390,000
	American Tower Corporation
60,000	2.800%, 6/1/2020	59,309
98,000	3.450%, 9/15/2021	98,480
	AT&T, Inc.
65,000	1.533%, 6/30/2020[e]	64,535
	CC Holdings GS V, LLC
72,000	2.381%, 12/15/2017	72,079
	CCO Holdings, LLC
400,000	6.500%, 4/30/2021	416,000
	CCO Safari II, LLC
35,000	3.579%, 7/23/2020[g]	34,790
35,000	4.464%, 7/23/2022[g]	34,878
	CenturyLink, Inc.
400,000	6.450%, 6/15/2021	390,000
	Clear Channel Worldwide Holdings, Inc.
510,000	6.500%, 11/15/2022	497,250
	Columbus International, Inc.
750,000	7.375%, 3/30/2021[g]	742,500
	Crown Castle International Corporation
800,000	5.250%, 1/15/2023	841,000
	Digicel, Ltd.
760,000	6.000%, 4/15/2021[g]	640,300
	DIRECTV Holdings, LLC
104,000	5.875%, 10/1/2019	116,078
	Frontier Communications Corporation
555,000	8.875%, 9/15/2020[g]	561,938
	Hughes Satellite Systems Corporation
513,000	6.500%, 6/15/2019	552,757
	Level 3 Escrow II, Inc.
400,000	5.375%, 8/15/2022	406,000
	Numericable-SFR
770,000	6.000%, 5/15/2022[g]	746,900
	SBA Tower Trust
200,000	3.598%, 4/16/2043[g]	199,281
	Sprint Corporation
760,000	7.625%, 2/15/2025	554,800
	Telefonica Emisiones SAU
126,000	3.192%, 4/27/2018	128,445
	T-Mobile USA, Inc.
770,000	6.125%, 1/15/2022	791,175
	Univision Communications, Inc.
515,000	5.125%, 5/15/2023[g]	495,688
	UPCB Finance V, Ltd.
513,000	7.250%, 11/15/2021[g]	545,063
	Verizon Communications, Inc.
66,000	2.625%, 2/21/2020	66,229
98,000	4.500%, 9/15/2020	105,292

	Total	9,550,767

Consumer Cyclical (1.9%)
	AMC Entertainment, Inc.
400,000	5.875%, 2/15/2022	406,000
	Brookfield Residential Properties, Inc.
570,000	6.500%, 12/15/2020[g]	549,337
	Corrections Corporation of America
535,000	5.000%, 10/15/2022	532,325
	Ford Motor Credit Company, LLC
130,000	5.000%, 5/15/2018	136,551
95,000	2.597%, 11/4/2019	93,275
	General Motors Financial Company, Inc.
570,000	3.250%, 5/15/2018	572,853
83,000	4.375%, 9/25/2021	84,166
	Hilton Worldwide Finance, LLC
730,000	5.625%, 10/15/2021	756,463
	Home Depot, Inc.
70,000	0.882%, 9/15/2017[e]	70,103
65,000	2.625%, 6/1/2022	64,932
	Jaguar Land Rover Automotive plc
200,000	4.125%, 12/15/2018[g]	201,000
125,000	4.250%, 11/15/2019[g]	125,938
420,000	5.625%, 2/1/2023[g]	424,200
	L Brands, Inc.
570,000	5.625%, 2/15/2022	605,625
	Lennar Corporation
410,000	12.250%, 6/1/2017	464,837
160,000	4.125%, 12/1/2018	160,800
	Live Nation Entertainment, Inc.
500,000	5.375%, 6/15/2022[g]	492,500
	Macy’s Retail Holdings, Inc.
176,000	7.450%, 7/15/2017	190,164
	MGM Resorts International
775,000	6.000%, 3/15/2023	769,188
	Ralph Lauren Corporation
70,000	2.625%, 8/18/2020	70,667
	Royal Caribbean Cruises, Ltd.
750,000	5.250%, 11/15/2022	768,750
	Six Flags Entertainment Corporation
510,000	5.250%, 1/15/2021[g]	516,375
	Toll Brothers Finance Corporation
124,000	4.000%, 12/31/2018	126,480
	Visa, Inc.
70,000	2.200%, 12/14/2020	69,870
	West Corporation
770,000	5.375%, 7/15/2022[g]	664,125

	Total	8,916,524

Consumer Non-Cyclical (1.9%)
	Amgen, Inc.
60,000	2.125%, 5/1/2020	59,182
	B&G Foods, Inc.
310,000	4.625%, 6/1/2021	306,900
	BAT International Finance plc
65,000	1.022%, 6/15/2018[e,g]	64,912
	Becton, Dickinson and Company
45,000	1.450%, 5/15/2017	44,810
	Boston Scientific Corporation
35,000	6.000%, 1/15/2020	38,864
	Bunge Limited Finance Corporation
70,000	3.500%, 11/24/2020	69,610
	Cardinal Health, Inc.
65,000	1.950%, 6/15/2018	64,831
	Celgene Corporation
70,000	3.550%, 8/15/2022	70,680

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Consumer Non-Cyclical (1.9%) - continued
	Cott Beverages, Inc.
$770,000	5.375%, 7/1/2022	$754,600
	CVS Health Corporation
64,000	2.250%, 12/5/2018	64,309
	EMD Finance, LLC
35,000	0.876%, 3/17/2017[e,g]	34,893
	Envision Healthcare Corporation
750,000	5.125%, 7/1/2022[g]	735,000
	Forest Laboratories, Inc.
97,000	4.375%, 2/1/2019[g]	101,615
	Gilead Sciences, Inc.
70,000	3.250%, 9/1/2022	70,485
	Grifols Worldwide Operations, Ltd.
520,000	5.250%, 4/1/2022	522,600
	HCA, Inc.
575,000	3.750%, 3/15/2019	579,312
	JBS USA, LLC
390,000	5.875%, 7/15/2024[g]	352,950
780,000	5.750%, 6/15/2025[g]	678,600
	Laboratory Corporation of America Holdings
25,000	2.625%, 2/1/2020	24,681
	Land O’Lakes, Inc.
800,000	8.000%, 12/31/2049[g,h]	831,000
	Mead Johnson Nutrition Company
70,000	3.000%, 11/15/2020	69,979
	Medtronic plc
190,000	4.375%, 3/15/2035	192,060
	Mondelez International, Inc.
86,000	2.250%, 2/1/2019	85,968
	Mylan NV
35,000	3.750%, 12/15/2020[g]	35,037
	PepsiCo, Inc.
60,000	1.850%, 4/30/2020	59,312
	Pfizer, Inc.
560,000	5.200%, 8/12/2020	627,248
	Reynolds American, Inc.
65,000	3.250%, 6/12/2020	66,060
	SABMiller plc
48,000	6.500%, 7/15/2018[g]	52,959
	Safeway, Inc.
37,000	3.400%, 12/1/2016	36,630
	Spectrum Brands Escrow Corporation
340,000	6.375%, 11/15/2020	361,250
	Spectrum Brands, Inc.
340,000	5.750%, 7/15/2025[g]	348,500
	Tenet Healthcare Corporation
730,000	8.125%, 4/1/2022	728,175
	TreeHouse Foods, Inc.
510,000	4.875%, 3/15/2022	485,775
	Tyson Foods, Inc.
98,000	4.500%, 6/15/2022	104,308
	VPII Escrow Corporation
410,000	7.500%, 7/15/2021[g]	408,975
	Zoetis, Inc.
70,000	3.450%, 11/13/2020	70,081

	Total	9,202,151

Energy (1.5%)
	Anadarko Petroleum Corporation
77,000	8.700%, 3/15/2019	87,484
	Antero Resources Corporation
500,000	5.625%, 6/1/2023[g]	390,000
	Buckeye Partners, LP
98,000	2.650%, 11/15/2018	94,280
	Chaparral Energy, Inc.
400,000	7.625%, 11/15/2022	92,000
	Chevron Corporation
70,000	0.874%, 11/16/2018[e]	70,019
	Concho Resources, Inc.
570,000	5.500%, 10/1/2022	518,700
	Crestwood Midstream Partners, LP
510,000	6.250%, 4/1/2023[g]	355,725
	Enbridge Energy Partners, LP
810,000	8.050%, 10/1/2037	664,200
	Enterprise Products Operating, LLC
960,000	7.034%, 1/15/2068	974,400
	EQT Corporation
60,000	5.150%, 3/1/2018	62,431
62,000	8.125%, 6/1/2019	66,971
	Kinder Morgan, Inc.
95,000	5.300%, 12/1/2034	74,864
	Marathon Petroleum Corporation
70,000	3.400%, 12/15/2020	68,746
	MEG Energy Corporation
160,000	6.500%, 3/15/2021[g]	112,000
410,000	6.375%, 1/30/2023[g]	280,850
	Noble Energy, Inc.
550,000	5.875%, 6/1/2022	523,215
	Pacific Drilling V, Ltd.
510,000	7.250%, 12/1/2017[g]	262,650
	Petrobras International Finance Company
295,000	5.750%, 1/20/2020	231,575
	Petroleos Mexicanos
390,000	5.625%, 1/23/2046[g]	298,428
	Pioneer Natural Resources Company
25,000	3.450%, 1/15/2021	23,084
	Regency Energy Partners, LP
730,000	5.000%, 10/1/2022	646,690
	Sabine Pass Liquefaction, LLC
775,000	5.625%, 3/1/2025[g]	655,844
	Schlumberger Holdings Corporation
70,000	3.000%, 12/21/2020[g]	69,096
	Shell International Finance BV
60,000	0.806%, 5/11/2020[e]	59,121
	Sunoco Logistics Partners Operations, LP
70,000	4.400%, 4/1/2021	67,835
	WPX Energy, Inc.
500,000	7.500%, 8/1/2020	405,000

	Total	7,155,208

Financials (7.7%)
	Abbey National Treasury Services plc
64,000	3.050%, 8/23/2018	65,670
	ACE INA Holdings, Inc.
70,000	2.875%, 11/3/2022	69,469

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Financials (7.7%) - continued
	Aegon NV
$720,000	2.142%, 7/29/2049[e,h]	$540,000
	AIG Life Holdings, Inc.
800,000	7.570%, 12/1/2045*	1,044,000
	Air Lease Corporation
35,000	2.625%, 9/4/2018	34,596
	Ally Financial, Inc.
600,000	3.750%, 11/18/2019	591,750
	American Express Company
750,000	6.800%, 9/1/2066	755,625
	American Express Credit Corporation
70,000	1.552%, 9/14/2020[e]	70,597
	Aviation Capital Group Corporation
96,000	3.875%, 9/27/2016[g]	96,720
	Banco de Brasil SA
490,000	9.000%, 12/31/2049[g,h]	320,950
	Bank of America Corporation
164,000	5.700%, 5/2/2017	171,032
58,000	5.650%, 5/1/2018	62,368
90,000	8.000%, 12/29/2049[h]	91,575
	Bank of New York Mellon Corporation
480,000	4.500%, 12/31/2049[h]	439,200
	Barclays Bank plc
100,000	5.140%, 10/14/2020	108,520
	BBVA Banco Continental SA
117,000	2.250%, 7/29/2016[g]	117,292
	BBVA International Preferred SA Unipersonal
1,030,000	5.919%, 12/29/2049[h]	1,040,300
	BPCE SA
375,000	5.150%, 7/21/2024[g]	378,151
	Caisse Centrale Desjardins du Quebec
35,000	0.989%, 1/29/2018[e,g]	34,932
	Capital One Financial Corporation
800,000	5.550%, 12/29/2049[h]	796,000
	CIT Group, Inc.
650,000	5.000%, 8/15/2022	667,472
	Citigroup, Inc.
97,000	1.850%, 11/24/2017	96,857
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
525,000	11.000%, 12/29/2049[g,h]	648,112
	Credit Agricole SA
50,000	1.457%, 6/10/2020[e,g]	49,893
380,000	6.625%, 9/29/2049[g,h]	373,540
	Credit Suisse Group AG
400,000	7.500%, 12/11/2049[g,h]	419,933
760,000	6.250%, 12/29/2049[g,h]	759,428
	CyrusOne, LP
570,000	6.375%, 11/15/2022	587,100
	DDR Corporation
86,000	9.625%, 3/15/2016	87,343
	Discover Bank
43,000	8.700%, 11/18/2019	50,870
	Discover Financial Services
90,000	6.450%, 6/12/2017	95,088
	Duke Realty, LP
95,000	4.375%, 6/15/2022	97,896
	Fifth Third Bancorp
575,000	4.900%, 12/29/2049[h]	519,944
	GE Capital Trust I
380,000	6.375%, 11/15/2067	394,962
	General Electric Company
947,000	4.100%, 12/15/2049[h]	944,632
	Goldman Sachs Group, Inc.
88,000	2.625%, 1/31/2019	88,629
122,000	7.500%, 2/15/2019	139,600
35,000	1.476%, 4/23/2020[e]	35,052
60,000	2.012%, 11/29/2023[e]	60,532
	Goldman Sachs Group, Inc. Convertible
2,450,000	0.500%, 9/24/2022	2,534,353
	Hartford Financial Services Group, Inc.
106,000	6.000%, 1/15/2019	116,576
	HCP, Inc.
64,000	3.750%, 2/1/2019	66,026
	Health Care REIT, Inc.
110,000	4.700%, 9/15/2017	114,987
	HSBC Holdings plc
375,000	5.625%, 12/29/2049[h]	375,469
665,000	6.375%, 12/29/2049[h]	664,169
380,000	6.375%, 12/29/2049[h]	375,250
	Icahn Enterprises, LP
770,000	6.000%, 8/1/2020	776,468
	ILFC E-Capital Trust II
1,575,000	4.740%, 12/21/2065[e,g]	1,449,000
	ING Capital Funding Trust III
819,000	4.207%, 12/29/2049[e,h]	816,953
	International Lease Finance Corporation
64,000	2.462%, 6/15/2016[e]	63,840
390,000	5.875%, 8/15/2022	415,350
	Intesa Sanpaolo SPA
41,000	3.875%, 1/16/2018	42,042
100,000	3.875%, 1/15/2019	102,963
	J.P. Morgan Chase & Company
88,000	6.300%, 4/23/2019	98,674
30,000	2.250%, 1/23/2020	29,513
77,000	7.900%, 4/29/2049[h]	78,386
750,000	6.750%, 8/29/2049[h]	817,500
	Liberty Mutual Group, Inc.
525,000	10.750%, 6/15/2058*	782,250
25,000	5.000%, 6/1/2021[g]	26,738
	Lincoln National Corporation
770,000	6.050%, 4/20/2067	600,600
	Lloyds Banking Group plc
800,000	6.413%, 1/29/2049[g,h]	896,000
	MetLife Capital Trust IV
823,000	7.875%, 12/15/2037[g]	1,004,060
	MetLife, Inc.
400,000	6.400%, 12/15/2036	437,000
	Morgan Stanley
35,000	1.463%, 1/27/2020[e]	35,075
64,000	4.875%, 11/1/2022	67,920
	MPT Operating Partnership, LP
510,000	5.500%, 5/1/2024	507,450
	Murray Street Investment Trust I
88,000	4.647%, 3/9/2017	90,666
	National City Corporation
86,000	6.875%, 5/15/2019	97,156

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Financials (7.7%) - continued
	National Westminster Bank plc
$1,140,000	0.688%, 11/29/2049[e,h]	$693,583
	New York Life Global Funding
70,000	1.550%, 11/2/2018[g]	69,430
	Nomura Holdings, Inc.
85,000	2.750%, 3/19/2019	85,459
	Prudential Financial, Inc.
380,000	5.875%, 9/15/2042	395,010
775,000	5.625%, 6/15/2043	792,437
	Quicken Loans, Inc.
510,000	5.750%, 5/1/2025[g]	485,775
	Realty Income Corporation
78,000	2.000%, 1/31/2018	78,045
	Regions Bank
28,000	7.500%, 5/15/2018	31,112
	Reinsurance Group of America, Inc.
160,000	5.625%, 3/15/2017	166,746
	Royal Bank of Scotland Group plc
82,000	1.543%, 3/31/2017[e]	81,840
375,000	7.648%, 8/29/2049[h]	464,531
680,000	7.500%, 12/29/2049[h]	708,050
	Simon Property Group, LP
70,000	2.500%, 9/1/2020	70,054
	Societe Generale SA
124,000	5.750%, 4/20/2016[g]	125,580
760,000	8.250%, 9/29/2049[h]	805,600
800,000	8.000%, 12/31/2049[g,h]	815,254
	Standard Chartered plc
760,000	6.500%, 12/29/2049[g,h]	734,298
	State Street Corporation
70,000	1.264%, 8/18/2020[e]	70,007
	Synchrony Financial
94,000	1.875%, 8/15/2017	93,569
25,000	1.564%, 2/3/2020[e]	24,605
94,000	3.750%, 8/15/2021	93,897
	Synovus Financial Corporation
900,000	5.750%, 12/15/2025	918,000
	Toronto-Dominion Bank
70,000	1.432%, 12/14/2020[e]	69,984
	UnitedHealth Group, Inc.
70,000	3.350%, 7/15/2022	71,599
	USB Realty Corporation
760,000	1.468%, 12/29/2049[e,g,h]	684,000
	Voya Financial, Inc.
129,000	2.900%, 2/15/2018	130,394
	Wells Fargo & Company
35,000	1.002%, 1/30/2020[e]	34,674
400,000	5.900%, 12/29/2049[h]	403,500
380,000	5.875%, 12/31/2049[h]	399,950
	ZFS Finance USA Trust II
977,000	6.450%, 12/15/2065[g]	987,258

	Total	37,012,305

Foreign Government (2.9%)
	Brazil Government International Bond
270,000	5.875%, 1/15/2019	275,400
330,000	4.875%, 1/22/2021	305,250
585,000	2.625%, 1/5/2023	444,600
400,000	5.000%, 1/27/2045	267,000
	Colombia Government International Bond
200,000	2.625%, 3/15/2023	175,700
250,000	4.000%, 2/26/2024	238,125
440,000	5.000%, 6/15/2045	367,400
	Croatia Government International Bond
350,000	6.625%, 7/14/2020[g]	375,043
	Hungary Government International Bond
400,000	5.750%, 11/22/2023	447,560
372,000	5.375%, 3/25/2024	407,340
	Indonesia Government International Bond
300,000	4.875%, 5/5/2021[g]	310,745
290,000	3.375%, 4/15/2023[g]	269,480
270,000	5.875%, 1/15/2024[g]	289,255
210,000	4.125%, 1/15/2025[g]	201,251
200,000	4.750%, 1/8/2026[g]	197,532
675,000	5.125%, 1/15/2045[g]	610,434
	Mexico Government International Bond
250,000	3.625%, 3/15/2022	251,500
306,000	4.000%, 10/2/2023	309,978
180,000	3.600%, 1/30/2025	175,410
90,000	6.050%, 1/11/2040	98,550
250,000	4.750%, 3/8/2044	227,750
180,000	5.550%, 1/21/2045	184,500
315,000	4.600%, 1/23/2046	278,775
	Panama Government International Bond
200,000	4.000%, 9/22/2024	200,000
270,000	3.750%, 3/16/2025	264,600
90,000	6.700%, 1/26/2036	106,875
	Peru Government International Bond
580,000	4.125%, 8/25/2027	568,400
	Philippines Government International Bond
235,000	7.750%, 1/14/2031	330,168
240,000	6.375%, 10/23/2034	312,905
	Romania Government International Bond
196,000	4.375%, 8/22/2023[g]	204,026
100,000	4.875%, 1/22/2024[g]	107,430
	Russia Government International Bond
180,000	3.500%, 1/16/2019[g]	179,100
800,000	5.000%, 4/29/2020[g]	825,600
500,000	4.875%, 9/16/2023[g]	508,000
267,750	7.500%, 3/31/2030[g]	320,788
270,000	5.625%, 4/4/2042[g]	255,420
	South Africa Government International Bond
245,000	5.500%, 3/9/2020	251,455
210,000	5.875%, 5/30/2022	219,282
	Turkey Government International Bond
270,000	7.500%, 11/7/2019	302,743
700,000	7.000%, 6/5/2020	778,858
385,000	5.125%, 3/25/2022	395,106
180,000	6.250%, 9/26/2022	195,408
90,000	5.750%, 3/22/2024	95,087
400,000	4.250%, 4/14/2026	375,021

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Foreign Government (2.9%) - continued
$360,000	4.875%, 4/16/2043	$316,800

	Total	13,821,650

Mortgage-Backed Securities (1.9%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
6,500,000	3.500%, 1/1/2046[c]	6,706,201
2,150,000	4.000%, 1/1/2046[c]	2,275,069

	Total	8,981,270

Technology (1.3%)
	Alliance Data Systems Corporation
420,000	5.375%, 8/1/2022[g]	400,050
	Amkor Technology, Inc.
670,000	6.625%, 6/1/2021	664,975
	Apple, Inc.
60,000	0.659%, 5/6/2020[e]	59,548
	Automatic Data Processing, Inc.
70,000	2.250%, 9/15/2020	70,265
	Cisco Systems, Inc.
65,000	0.914%, 3/1/2019[e]	64,942
	CommScope Technologies Finance, LLC
580,000	6.000%, 6/15/2025[g]	558,250
	Denali Borrower, LLC
760,000	5.625%, 10/15/2020[g]	796,100
	Equinix, Inc.
515,000	5.750%, 1/1/2025	526,587
	Fidelity National Information Services, Inc.
70,000	3.625%, 10/15/2020	70,912
	First Data Corporation
510,000	5.375%, 8/15/2023[g]	512,550
	Freescale Semiconductor, Inc.
570,000	6.000%, 1/15/2022[g]	597,075
	Hewlett Packard Enterprise Company
68,000	3.600%, 10/15/2020[g]	68,156
	IMS Health, Inc.
320,000	6.000%, 11/1/2020[g]	329,600
	Intel Corporation
70,000	3.100%, 7/29/2022	71,380
	Oracle Corporation
60,000	2.500%, 5/15/2022	58,891
	Plantronics, Inc.
800,000	5.500%, 5/31/2023[g]	796,000
	Sensata Technologies BV
725,000	4.875%, 10/15/2023[g]	705,062
	Texas Instruments, Inc.
60,000	1.750%, 5/1/2020	58,446

	Total	6,408,789

Transportation (0.3%)
	American Airlines Pass Through Trust
74,633	4.950%, 1/15/2023	78,738
	Avis Budget Car Rental, LLC
770,000	5.125%, 6/1/2022[g]	760,375
	Delta Air Lines, Inc.
54,158	4.950%, 5/23/2019	56,865
48,499	4.750%, 5/7/2020	51,166
	J.B. Hunt Transport Services, Inc.
70,000	3.300%, 8/15/2022	69,325
	Korea Expressway Corporation
123,000	1.625%, 4/28/2017[g]	122,572
	United Airlines 2015-1 Class A Pass Through Trust
70,000	3.700%, 12/1/2022	69,825
	XPO Logistics, Inc.
500,000	6.500%, 6/15/2022[g]	462,500

	Total	1,671,366

U.S. Government and Agencies (0.4%)
	U.S. Treasury Notes
1,110,000	1.875%, 6/30/2020	1,117,761
830,000	2.125%, 6/30/2022	834,280

	Total	1,952,041

Utilities (1.7%)
	Access Midstream Partners, LP
390,000	4.875%, 5/15/2023	316,159
	AES Corporation
390,000	7.375%, 7/1/2021	397,800
	Ameren Corporation
70,000	2.700%, 11/15/2020	69,734
	Calpine Corporation
560,000	6.000%, 1/15/2022[g]	578,026
730,000	5.375%, 1/15/2023	655,175
	DCP Midstream, LLC
300,000	5.850%, 5/21/2043[g]	229,500
	Dynegy Finance I, Inc.
700,000	7.375%, 11/1/2022	609,000
	Electricite de France SA
1,240,000	5.250%, 12/29/2049[g,h]	1,165,600
	Energy Transfer Equity, LP
780,000	5.500%, 6/1/2027	592,800
	Exelon Generation Company, LLC
88,000	5.200%, 10/1/2019	94,801
	MPLX LP
780,000	4.875%, 12/1/2024[g]	700,050
	NRG Energy, Inc.
390,000	6.625%, 3/15/2023	338,325
	Southern California Edison Company
1,700,000	6.250%, 8/1/2049[h]	1,872,975
	TransCanada PipeLines, Ltd.
400,000	6.350%, 5/15/2067	302,000
	Xcel Energy, Inc.
60,000	1.200%, 6/1/2017	59,696

	Total	7,981,641

	Total Long-Term Fixed Income (cost $205,832,025)	204,818,692

Shares	Common Stock (29.1%)
Consumer Discretionary (4.2%)
3,600	Aisan Industry Company, Ltd.	36,968
1,100	Aisin Seiki Company, Ltd.	47,342
3,060	Amazon.com, Inc.[j]	2,068,223
2,340	AutoZone, Inc.[j]	1,736,069
600	Bayerische Motoren Werke AG	50,199
5,500	Berkeley Group Holdings plc	299,001

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (29.1%)	Value
Consumer Discretionary (4.2%) - continued
12,370	Best Buy Company, Inc.	$376,667
8,830	BorgWarner, Inc.	381,721
1,100	Brembo SPA	53,144
3,100	Bridgestone Corporation	106,334
5,900	Burlington Stores, Inc.[j]	253,110
6,000	Calsonic Kansei Corporation	52,896
7,805	Cedar Fair, LP	435,831
4,000	Cineworld Group plc	33,163
37,814	Comcast Corporation	2,133,844
2,200	Compass Group plc	38,122
200	Continental AG	48,382
1,100	Daimler AG	91,910
25,400	Debenhams plc	27,386
4,900	Denso Corporation	234,149
29,520	Discovery Communications, Inc., Class Aj	787,594
19,100	EDION Corporation[k]	144,217
2,300	Electrolux AB	55,493
3,300	Eutelsat Communications	98,804
13,280	Ford Motor Company	187,115
4,510	General Motors Company	153,385
7,400	GKN plc	33,580
13,000	Gunze, Ltd.	38,077
7,700	Hakuhodo Dy Holdings, Inc.	83,311
3,760	Harman International Industries, Inc.	354,230
400	Hugo Boss AG	33,004
14,800	Inchcape plc	170,759
6,400	Informa plc	57,840
2,300	Intertek Group plc	94,086
3,900	Isuzu Motors, Ltd.	42,013
48,900	ITV plc	199,090
13,060	Jarden Corporation[j]	745,987
24,100	Lookers plc	65,665
20,502	MDC Partners, Inc.	445,303
1,100	Mitsuba Corporation	17,006
26,840	NIKE, Inc.	1,677,500
7,000	NOK Corporation	163,526
300	Paddy Power plc	40,067
6,000	PanaHome Corporation	45,329
4,960	Papa John’s International, Inc.	277,115
14,900	Persimmon plc	444,519
550	Priceline Group, Inc.[j]	701,223
1,400	ProSiebenSat.1 Media AG	70,632
300	Renault SA	30,029
3,976	Restoration Hardware Holdings, Inc.[j]	315,893
1,004	Schibsted ASA	33,008
3,600	Sekisui House, Ltd.	60,530
3,600	SHOWA Corporation	33,403
5,400	Sports Direct International plc[j]	45,890
1,700	Stanley Electric Company, Ltd.	37,294
9,600	Star Entertainment Group, Ltd.	35,227
19,430	Starbucks Corporation	1,166,383
12,300	Sumitomo Forestry Company, Ltd.	165,965
6,800	Sumitomo Rubber Industries, Ltd.	88,423
6,000	Takashimaya Company, Ltd.	54,033
1,200	Tamron Company, Ltd.	22,139
10,020	Target Corporation	727,552
12,000	Tatts Group, Ltd.	38,099
56,900	Taylor Wimpey plc	170,096
10,740	Toll Brothers, Inc.[j]	357,642
12,900	UBM plc	99,981
1,000	Valora Holding AG	208,045
5,000	Wacoal Holdings Corporation	59,793
9,700	WH Smith plc	252,046
6,600	Wolters Kluwer NV	221,652
9,000	WPP plc	207,017
1,700	Yokohama Rubber Company, Ltd.	26,108

	Total	20,187,179

Consumer Staples (1.5%)
2,000	AarhusKarlshamn AB	148,158
10,031	Anheuser-Busch InBev NV ADR	1,253,875
5,300	Axfood AB	91,797
1,265	Bakkafrost PF	37,268
600	British American Tobacco plc	33,321
4,500	Britvic plc	48,214
1,500	Carrefour SA	43,290
27,480	Coca-Cola Company	1,180,541
10,100	Coca-Cola HBC AGj	215,087
2,200	Henkel AG & Company KGaA	210,437
18,000	Imperial Tobacco Group plc	950,723
11,900	Japan Tobacco, Inc.	436,894
4,300	Jeronimo Martins SGPS SA	55,954
4,500	Kao Corporation	231,249
500	Kerry Group plc	41,370
30,200	Koninklijke Ahold NV	637,025
700	KOSE Corporation	64,723
4,200	Marks and Spencer Group plc	27,965
6,300	Nestle SA	467,682
5,000	Nippon Meat Packers, Inc.	97,999
8,200	Nisshin Oillio Group, Ltd.	33,404
6,270	Philip Morris International, Inc.	551,196
900	Royal Unibrew AS	36,577
2,500	Suedzucker AG	49,551
1,400	Sugi Holdings Company, Ltd.	77,242
500	Sundrug Company, Ltd.	32,148
1,600	Svenska Cellulosa AB SCA	46,368
7,000	Swedish Match AB	247,362

	Total	7,347,420

Energy (2.0%)
900	Azrieli Group, Ltd.	33,527
73,500	BP plc	381,959
1,490	Cimarex Energy Company	133,176
17,180	EOG Resources, Inc.	1,216,172
15,010	EQT Corporation	782,471
47,600	Kinder Morgan, Inc.	710,192
2,500	OMV AG	70,964
25,260	Parsley Energy, Inc.[j]	466,047
1,500	Royal Dutch Shell plc	34,211
28,500	Royal Dutch Shell plc ADR	1,305,015
3,744	Royal Dutch Shell plc, Class B	85,330
54,000	Spectra Energy Corporation	1,292,760
12,382	Statoil ASA	172,689
12,000	TonenGeneral Sekiyu KK	101,304
32,770	Total SA ADR	1,473,012
163,480	Weatherford International, Ltd.[j]	1,371,597

	Total	9,630,426

Financials (9.6%)
49,600	Aberdeen Asset Management plc	211,358
1,300	Acadia Realty Trust	43,095
1,900	AEON Financial Service Company, Ltd.	42,444
2,590	Affiliated Managers Group, Inc.[j]	413,778
1,800	Agree Realty Corporation	61,182
8,219	Alexandria Real Estate Equities, Inc.	742,669
7,600	Allianz SE	1,339,720
68,400	American Capital Agency Corporation	1,186,056
1,196	American Farmland Company	8,420

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (29.1%)	Value
Financials (9.6%) - continued
4,159	American Realty Capital Properties, Inc.	$32,939
133,000	Annaly Capital Management, Inc.	1,247,540
3,500	Apartment Investment & Management Company	140,105
200,000	Apollo Investment Corporation	1,044,000
115,400	Ares Capital Corporation	1,644,450
21,000	Australia & New Zealand Banking Group, Ltd.	423,775
2,700	AvalonBay Communities, Inc.	497,151
78,200	Banco Santander SA	384,697
34,900	Bank Hapoalim, Ltd.	180,154
9,107	Bank of Queensland, Ltd.	91,868
62,000	Bank of Yokohama, Ltd.	380,035
21,700	BinckBank NV	187,019
5,100	BioMed Realty Trust, Inc.	120,819
1,100	Bluerock Residential Growth REIT, Inc.	13,035
900	Bolsas y Mercados Espanoles SA	30,330
5,535	Boston Properties, Inc.	705,934
6,700	British Land Company plc	77,525
21,845	Brixmor Property Group, Inc.	564,038
8,410	Camden Property Trust	645,552
9,057	Capital Shopping Centres Group plc	42,314
27,000	CapitaMall Trust	36,636
1,575	Care Capital Properties, Inc.	48,148
53,050	Charles Schwab Corporation	1,746,937
901	Chesapeake Lodging Trust	22,669
9,000	Chiba Bank, Ltd.	63,866
28,890	Citigroup, Inc.	1,495,058
8,600	CNP Assurances	116,009
650	CoreSite Realty Corporation	36,868
5,900	CubeSmart	180,658
1,300	CyrusOne, Inc.	48,685
3,300	Daiwa House Industry Company, Ltd.	94,863
28,020	DDR Corporation	471,857
500	Derwent London plc	27,044
41,800	DEXUS Property Group	226,730
2,400	Digital Realty Trust, Inc.	181,488
19,958	Direct Line Insurance Group plc	119,631
13,700	Duke Realty Corporation	287,974
600	DuPont Fabros Technology, Inc.	19,074
13,430	Encore Capital Group, Inc.[j]	390,544
1,900	EPR Properties	111,055
1,327	Equinix, Inc.	401,285
2,500	Equity Lifestyle Properties, Inc.	166,675
800	Equity One, Inc.	21,720
8,690	Equity Residential	709,017
1,400	Essex Property Trust, Inc.	335,174
1,200	Extra Space Storage, Inc.	105,852
500	Federal Realty Investment Trust	73,050
20,600	FlexiGroup, Ltd.[k]	44,958
24,700	Frasers Centrepoint Trust	32,103
61,000	Fukuoka Financial Group, Inc.	302,476
11,167	General Growth Properties, Inc.	303,854
1,200	GEO Group, Inc.	34,692
120,000	Golub Capital BDC, Inc.	1,995,600
3,400	Hamborner REIT AG	35,523
5,000	Hammerson plc	44,202
7,700	Hang Seng Bank, Ltd.	145,941
3,600	Hannover Rueckversicherung SE	411,084
6,700	HCP, Inc.	256,208
5,433	Health Care REIT, Inc.	369,607
5,300	Healthcare Trust of America, Inc.	142,941
15,500	Henderson Group plc	70,448
6,300	Henderson Land Development Company, Ltd.	38,430
3,300	Highwoods Properties, Inc.	143,880
14,000	Hokuhoku Financial Group, Inc.	28,540
2,500	Hospitality Properties Trust	65,375
24,171	Host Hotels & Resorts, Inc.	370,783
1,000	Hudson Pacific Properties, Inc.	28,140
7,500	Hufvudstaden AB	106,025
59,000	Hysan Development Company, Ltd.	241,054
2,000	IG Group Holdings plc	23,645
11,200	ING Groep NV	151,537
4,550	Intercontinental Exchange, Inc.	1,165,983
27,485	Intermediate Capital Group plc	253,373
87,000	Invesco Mortgage Capital, Inc.	1,077,930
16,900	Investa Office Fund	48,922
38,800	Investec plc	273,580
1,300	Iron Mountain, Inc.	35,113
1,500	Kilroy Realty Corporation	94,920
10,900	Kimco Realty Corporation	288,414
669	Lamar Advertising Company	40,127
1,900	LaSalle Hotel Properties	47,804
800	Liberty Property Trust	24,840
42,000	Link REIT	250,399
2,950	Macerich Company	238,036
500	Macquarie Group, Ltd.	29,911
5,350	Medical Properties Trust, Inc.	61,579
21,620	MetLife, Inc.	1,042,300
2,100	Mid-America Apartment Communities, Inc.	190,701
53,600	Mitsubishi UFJ Financial Group, Inc.	332,012
500	Muenchener Rueckversicherungs-Gesellschaft AG	99,619
1,300	National Health Investors, Inc.	79,131
4,900	National Retail Properties, Inc.	196,245
131,000	New World Development Company, Ltd.[k]	128,634
2,200	NorthStar Realty Finance Corporation	37,466
9,000	Ogaki Kyoritsu Bank, Ltd.	36,286
10,500	Old Mutual plc	27,622
2,550	Omega Healthcare Investors, Inc.	89,199
1,400	Outfront Media, Inc.	30,562
10,724	PacWest Bancorp	462,204
3,000	Parkway Properties, Inc.	46,890
4,400	Physicians Realty Trust	74,184
10,200	Poundland Group plc	31,232
16,650	Prologis, Inc.	714,618
3,552	Public Storage, Inc.	879,830
5,930	Raymond James Financial, Inc.	343,762
2,500	Realty Income Corporation	129,075
1,900	Regency Centers Corporation	129,428
7,100	Renasant Corporation	244,311
7,100	Resona Holdings, Inc.	34,479
1,200	Retail Opportunity Investments Corporation	21,480
4,894	RLJ Lodging Trust	105,857
900	Sampo Oyj	45,704
4,900	Schroders plc	214,616
447	Silver Bay Realty Trust Corporation REIT	7,000
6,710	Simon Property Group, Inc.	1,304,692
1,100	SL Green Realty Corporation	124,278
93,000	Solar Capital, Ltd.	1,527,990
1,100	Sompo Japan Nipponkoa Holdings, Inc.	36,118
1,003	Sovran Self Storage, Inc.	107,632

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (29.1%)	Value
Financials (9.6%) - continued
13,200	Spirit Realty Captial, Inc.	$132,264
103,700	Stockland	307,831
1,606	Store Capital Corporation	37,259
40,000	Sumitomo Mitsui Trust Holdings, Inc.	151,493
3,700	Summit Hotel Properties, Inc.	44,215
450	Sun Communities, Inc.	30,839
1,800	Sunstone Hotel Investors, Inc.	22,482
8,100	Swiss Re AG	791,097
38,300	Synchrony Financial[j]	1,164,703
1,200	Talanx AG	36,906
2,564	Tanger Factory Outlet Centers, Inc.	83,843
700	Taubman Centers, Inc.	53,704
800	Tokio Marine Holdings, Inc.	30,900
232,750	Two Harbors Investment Corporation	1,885,275
15,500	UBS Group AG	300,692
5,600	UDR, Inc.	210,392
23,500	United Overseas Bank, Ltd.	323,990
3,560	Urban Edge Properties	83,482
6,300	Ventas, Inc.	355,509
6,330	Vornado Realty Trust	632,747
4,300	Wallenstam AB	34,562
45,100	Wing Tai Holdings, Ltd.	55,711
1,500	WP Carey, Inc.	88,500
11,940	XL Group plc	467,809
15,660	Zions Bancorporation	427,518

	Total	45,987,426

Health Care (2.9%)
37,940	Abbott Laboratories	1,703,885
500	Actelion, Ltd.	69,472
9,780	Akorn, Inc.[j]	364,892
4,440	Allergan plc[j]	1,387,500
5,890	Amgen, Inc.	956,124
3,900	Astellas Pharmaceutical, Inc.	55,519
200	Bayer AG	24,978
900	CSL, Ltd.	68,616
5,600	Essilor International SA	697,965
500	Fresenius Medical Care AG & Company KGaA	42,018
400	Gerresheimer AG	31,257
6,000	Hikma Pharmaceuticals plc	203,398
12,060	Hologic, Inc.[j]	466,601
4,341	ICON plc[j]	337,296
2,120	Illumina, Inc.[j]	406,923
2,000	Kaken Pharmaceutical Company, Ltd.	136,666
900	Lonza Group AG	146,371
24,480	Medtronic, Inc.	1,883,002
36,080	Merck & Company, Inc.	1,905,746
10,580	Mylan NVj	572,061
5,500	Novartis AG	473,106
6,200	Novo Nordisk AS	358,969
900	Paramount Bed Holdings Company, Ltd.	31,933
17,688	Pfizer, Inc.	570,969
1,500	Recordati SPA	39,136
3,900	Sanofi	332,367
1,900	Suzuken Company, Ltd.	72,204
3,330	Waters Corporation[j]	448,151

	Total	13,787,125

Industrials (3.0%)
1,700	Aalberts Industries NV	58,575
2,300	Adecco SA	157,418
12,580	ADT Corporation	414,888
3,200	Aida Engineering, Ltd.	32,982
41,000	Air New Zealand, Ltd.	82,692
2,400	Airbus Group NV	161,731
3,800	Amada Holdings Company, Ltd.	36,262
1,100	Andritz AG	53,535
19,000	Asahi Glass Company, Ltd.	108,848
1,200	Atlas Copco Aktiebolag	29,430
24,000	BAE Systems plc	176,701
16,420	Boeing Company	2,374,168
12,100	Bollore SA	56,382
9,500	Central Glass Company, Ltd.	43,572
1,700	Central Japan Railway Company	301,808
2,200	Compagnie de Saint-Gobain	95,338
1,300	Croda International plc	58,247
7,600	CTT-Correios de Portugal SA	73,043
5,000	Dai Nippon Printing Company, Ltd.	49,443
4,982	Dart Group plc	43,222
3,300	Deutsche Post AG	92,261
1,800	DSV AS	70,855
400	East Japan Railway Company	37,666
900	Elbit Systems, Ltd.	79,232
8,260	EMCOR Group, Inc.	396,810
5,300	Ferrovial SA	119,851
100	Flughafen Zuerich AG	75,031
3,439	Galliford Try plc	77,274
800	GEA Group AG	32,321
100	Georg Fischer AG	67,890
6,000	Hankyu Hanshin Holdings, Inc.	38,999
8,240	HNI Corporation	297,134
700	Hochtief AG	64,924
600	Hoshizaki Electric Company, Ltd.	37,299
2,200	IBIDEN Company, Ltd.	31,540
24,946	Illinois Tool Works, Inc.	2,311,995
2,300	Inaba Denki Sangyo Company, Ltd.	73,488
21,410	Ingersoll-Rand plc	1,183,759
8,200	Intrum Justitia AB	279,027
30,900	ITOCHU Corporation	365,499
1,500	Jardine Matheson Holdings, Ltd.	72,641
600	Jungheinrich AG	49,485
2,000	Keisei Electric Railway Company, Ltd.	25,517
10,800	KITZ Corporation	48,512
7,700	KONE Oyj	326,028
2,300	Koninklijke Boskalis Westminster NV	93,823
20,000	Macquarie Infrastructure Corporation	1,452,000
14,710	Masco Corporation	416,293
16,253	Meggitt plc	89,738
900	MEITEC Corporation	30,820
4,200	MIRAIT Holdings Corporation	34,603
5,000	Mitsuboshi Belting, Ltd.	39,859
4,600	Nikkon Holdings Company, Ltd.	91,686
8,000	Nippon Express Company, Ltd.	37,594
7,500	Nitto Kogyo Corporation	131,128
4,000	Obayashi Corporation	36,909
500	Randstad Holding NV	31,136
14,500	Rentokil Initial plc	34,021
500	Rieter Holding AG	93,978
1,510	Saft Groupe SA	46,023
200	Schindler Holding AG	33,460
16,400	SIG plc	34,656
2,400	Teleperformance SA	201,811
700	Thales SA	52,395
1,300	TKH Group NV	52,790
8,000	Toppan Printing Company, Ltd.	73,705
1,100	Travis Perkins plc	31,912
3,400	Tsubakimoto Chain Company	26,180
600	Vestas Wind Systems AS	41,903

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (29.1%)	Value
Industrials (3.0%) - continued
3,590	WABCO Holdings, Inc.[j]	$367,113
1,400	Yuasa Trading Company, Ltd.	34,585

	Total	14,273,444

Information Technology (3.9%)
13,630	Alibaba Group Holding, Ltd. ADR[j]	1,107,710
1,500	Alphabet, Inc., Class Aj	1,167,015
1,484	Alphabet, Inc., Class Cj	1,126,178
3,000	Alps Electric Company, Ltd.	81,354
1,000	AMS AG	33,429
13,650	Apple, Inc.	1,436,799
480	AtoS	40,297
6,730	Autodesk, Inc.[j]	410,059
4,300	Canon, Inc.	130,075
800	Cap Gemini SA	74,229
6,150	Check Point Software Technologies, Ltd.[j]	500,487
44,500	Cisco Systems, Inc.	1,208,398
3,800	Dialog Semiconductor plc[j,k]	126,801
1,500	DTS Corporation	34,146
41,451	EMC Corporation	1,064,462
5,120	Facebook, Inc.[j]	535,859
15,400	FUJIFILM Holdings NPV	642,680
3,000	Hitachi Kokusai Electric, Inc.	40,783
2,400	Hoya Corporation	98,142
1,400	Ingenico Group	176,710
4,600	IRESS, Ltd.	33,305
2,700	IT Holdings Corporation	61,692
2,200	ITOCHU Techno-Solutions Corporation	43,834
13,790	Juniper Networks, Inc.	380,604
1,100	Kyocera Corporation	51,085
8,920	MasterCard, Inc.	868,451
20,992	MaxLinear, Inc.[j]	309,212
37,360	Microsoft Corporation	2,072,733
5,900	NEC Networks & System Integration Corporation	104,340
2,400	NS Solutions Corporation	54,686
7,400	Plantronics, Inc.	350,908
19,540	Progress Software Corporation[j]	468,960
13,570	QLIK Technologies, Inc.[j]	429,626
2,300	SAP SE	182,513
9,500	Shinko Electric Industries Company, Ltd.	60,903
500	TDK Corporation	32,022
100	U-Blox AGj	21,284
1,810	Ultimate Software Group, Inc.[j]	353,873
23,490	Visa, Inc.	1,821,649
21,940	Xilinx, Inc.	1,030,522

	Total	18,767,815

Materials (0.8%)
1,270	Ashland, Inc.	130,429
500	Aurubis AG	25,318
12,500	BHP Billiton plc	139,399
28,100	BHP Billiton, Ltd.	361,634
13,100	BillerudKorsnas AB	242,437
11,000	Boral, Ltd.	47,031
2,800	Buzzi Unicem SPA	50,191
3,140	Crown Holdings, Inc.[j]	159,198
16,400	Daicel Corporation	244,063
3,939	Domtar Corporation	145,546
6,000	DOWA Holdings Company, Ltd.[j]	43,141
900	Evonik Industries AG	29,769
2,460	FMC Corporation	96,260
100	Givaudan SA	181,496
3,300	Hexpol AB	35,383
4,400	Hokuetsu Kishu Paper Company, Ltd.	25,929
1,600	Holmen AB	49,420
2,100	JFE Holdings, Inc.	32,975
500	LafargeHolcim, Ltd.	25,037
100	Linde AG	14,446
5,200	Mitsubishi Chemical Holdings Corporation	32,993
3,800	Mondi plc	74,483
2,300	Nippon Paint Holdings Company, Ltd.	55,665
4,700	Nippon Steel & Sumitomo Metal Corporation	92,977
3,200	Novozymes AS	153,212
6,000	Oji Holdings Corporation	24,114
6,120	Owens-Illinois, Inc.[j]	106,610
2,860	Packaging Corporation of America	180,323
1,710	PPG Industries, Inc.	168,982
2,300	Rio Tinto plc	66,966
1,000	Rio Tinto, Ltd.	32,340
7,980	Steel Dynamics, Inc.	142,603
7,000	Sumitomo Seika Chemicals Company, Ltd.	42,590
6,000	Tosoh Corporation	30,864
6,900	UPM-Kymmene Oyj	128,101
7,179	Yara International ASA	308,756

	Total	3,720,681

Telecommunications Services (0.6%)
33,419	BT Group plc	232,049
8,900	Elisa Oyj	334,863
8,000	Freenet AG	269,960
121,200	KCOM Group plc	206,369
20,400	Orange SA	341,207
4,400	Proximus SA	143,181
12,700	StarHub, Ltd.	33,050
155,800	Telstra Corporation, Ltd.	633,123
3,400	Vivendi SA	73,022
15,990	Zayo Group Holdings, Inc.[j]	425,174

	Total	2,691,998

Utilities (0.6%)
75,400	A2A SPA	102,096
38,000	Brookfield Infrastructure Partners, LP	1,440,580
9,000	CLP Holdings, Ltd.	76,284
65,400	Electricidade de Portugal SA	235,660
21,839	MDU Resources Group, Inc.	400,091
7,706	NorthWestern Corporation	418,051
35,000	Redes Energeticas Nacionais SGPS SA	105,737
6,000	Toho Gas Company, Ltd.	38,749
16,200	United Utilities Group plc	223,064

	Total	3,040,312

	Total Common Stock (cost $143,958,554)	139,433,826

	Registered Investment Companies (4.2%)
Equity Mutual Funds (2.9%)
256,500	Alerian MLP ETF	3,090,825
114,000	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	1,089,840
12,900	iShares MSCI EAFE Index Fund	757,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Registered Investment Companies (4.2%)	Value
Equity Mutual Funds (2.9%) - continued
27,000	iShares S&P U.S. Preferred Stock Index Fund	$1,048,950
42,620	Materials Select Sector SPDR Fund	1,850,560
98,600	SPDR S&P Oil & Gas Exploration & Production ETF	2,979,692
38,120	Utilities Select Sector SPDR Fund	1,649,834
25,000	Vanguard High Dividend Yield ETF	1,668,750
400	Vanguard REIT ETF	31,892

	Total	14,168,218

Fixed Income Mutual Funds (1.3%)
9,100	iShares Intermediate Credit Bond ETF	976,248
14,178	iShares J.P. Morgan USD Emerging Markets Bond ETF	1,499,749
50,740	Vanguard Short-Term Corporate Bond ETF	4,007,952

	Total	6,483,949

	Total Registered Investment Companies (cost $22,792,018)	20,652,167

	Preferred Stock (3.9%)
Financials (3.6%)
5,625	Agribank FCB, 6.875%[h]	594,668
42,000	Allstate Corporation, 5.100%	1,036,980
39,710	Annaly Capital Management, Inc., 7.500%[h]	919,684
800	Bank of America Corporation, Convertible, 7.250%[h]	874,616
26,020	Citigroup, Inc., 6.6919%	676,260
37,225	Citigroup, Inc., 6.875%[h]	1,037,088
13,380	Cobank ACB, 6.250%[g,h]	1,373,541
16,000	Countrywide Capital V, 7.000%	410,080
4,000	Farm Credit Bank of Texas, 6.750%[g,h]	416,500
53,200	GMAC Capital Trust I, 8.125%	1,349,152
50,800	Goldman Sachs Group, Inc., 5.500%[h]	1,315,212
48,000	HSBC USA, Inc., 6.500%[h]	1,249,440
30,420	Morgan Stanley, 6.875%[h]	844,155
25,900	Morgan Stanley, 7.125%[h]	740,740
15,500	PNC Financial Services Group, Inc., 6.125%[h]	442,370
57,000	RBS Capital Funding Trust V, 5.900%[h]	1,398,780
28,000	U.S. Bancorp, 6.500%[h]	803,600
16,000	Wells Fargo & Company, 5.850%[h]	417,920
1,125	Wells Fargo & Company, Convertible, 7.500%[h]	1,306,125

	Total	17,206,911

Materials (0.3%)
19,000	CHS, Inc., 6.750%[h]	509,390
31,200	CHS, Inc., 7.100%[h]	850,824

	Total	1,360,214

	Total Preferred Stock (cost $18,339,076)	18,567,125

	Collateral Held for Securities Loaned (0.1%)
341,050	Thrivent Cash Management Trust	341,050

	Total Collateral Held for Securities Loaned (cost $341,050)	341,050

Shares or Principal Amount	Short-Term Investments (9.0%)[l]
	Federal Home Loan Mortgage Corporation Discount Notes
200,000	0.105%, 1/6/2016[m]	199,997
1,100,000	0.085%, 1/8/2016[m]	1,099,982
100,000	0.210%, 2/4/2016[m]	99,980
	Federal National Mortgage Association Discount Notes
100,000	0.110%, 1/14/2016[m]	99,996
700,000	0.090%, 1/20/2016[m]	699,967
	Thrivent Cash Management Trust
40,972,462	0.220%	40,972,462

	Total Short-Term Investments (at amortized cost)	43,172,384

	Total Investments (cost $502,102,708) 102.3%	$490,633,222

	Other Assets and Liabilities, Net (2.3%)	(11,060,437)

	Total Net Assets 100.0%	$479,572,785

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Defaulted security. Interest is not being accrued.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2015.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $46,263,037 or 9.6% of total net assets.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
j	Non-income producing security.
k	All or a portion of the security is on loan.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Diversified Income Plus Portfolio as of December 31, 2015 was $10,982,945 or 2.3% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Security	Acquisition Date	Cost
AIG Life Holdings, Inc., 12/1/2045	7/19/2012	$838,843
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	1,147,579
Bayview Opportunity Master Fund Trust, 2/28/2035	2/27/2015	905,178
Bayview Opportunity Master Fund Trust, 7/28/2034	3/19/2015	539,150
Bayview Opportunity Master Fund Trust, 7/28/2019	7/30/2014	272,414
Liberty Mutual Group, Inc., 6/15/2058	1/12/2009	539,261
Oak Hill Advisors Residential Loan Trust, 1/25/2055	3/5/2015	756,209
Pretium Mortgage Credit Partners, LLC, 10/27/2030	10/6/2015	781,307
Pretium Mortgage Credit Partners, LLC, 11/27/2030	11/6/2015	1,198,863
Sunset Mortgage Loan Company, LLC, 9/16/2045	10/2/2015	1,083,310
U.S. Residential Opportunity Fund III Trust, 1/27/2035	2/6/2015	970,377
Vericrest Opportunity Loan Transferee, 2/25/2055	2/25/2015	509,877
Vericrest Opportunity Loan Transferee, 10/25/2058	2/6/2015	1,041,331

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Portfolio as of December 31, 2015:

Securities Lending Transactions

Common Stock	$319,654

Total lending	$319,654
Gross amount payable upon return of collateral for securities loaned	$341,050

Net amounts due to counterparty	$21,396

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (28.6%)[a]	Value
Basic Materials (1.5%)
	Alpha Natural Resources, Inc., Term Loan
$432,608	3.500%, 5/22/2020	$186,381
	Fortescue Metals Group, Ltd., Term Loan
249,127	4.250%, 6/30/2019	184,068
	Ineos US Finance, LLC, Term Loan
247,456	3.750%, 12/15/2020	236,939
	NewPage Corporation, Term Loan
409,500	9.500%, 2/11/2021	146,142
	Tronox Pigments BV, Term Loan
562,661	4.500%, 3/19/2020	496,548
	Wausau Paper Corporation, Term Loan
245,659	6.500%, 7/30/2020	243,817

	Total	1,493,895

Capital Goods (2.1%)
	ADS Waste Holdings, Inc., Term Loan
239,979	3.750%, 10/9/2019	231,880
	Berry Plastics Group, Inc., Term Loan
1,363,167	4.000%, 10/3/2022	1,349,535
	Rexnord, LLC, Term Loan
273,700	4.000%, 8/21/2020	264,635
	Silver II Borrower, Term Loan
251,712	4.000%, 12/13/2019	212,319

	Total	2,058,369

Communications Services (9.2%)
	Altice Financing SA, Term Loan
70,894	5.250%, 2/4/2022	70,517
	Atlantic Broadband Penn, LLC, Term Loan
76,805	3.250%, 11/30/2019	76,013
	Birch Communication Inc., Term Loan
653,906	7.750%, 7/17/2020	624,481
	CCO Safari III, LLC, Term Loan
220,000	3.500%, 1/24/2023	219,542
	Cengage Learning Acquisitions, Term Loan
697,438	7.000%, 3/31/2020	678,258
	Charter Communications Operating, LLC, Term Loan
246,212	3.000%, 7/1/2020	241,340
	Cincinnati Bell, Inc., Term Loan
251,935	4.000%, 9/10/2020	242,593
	CSC Holdings, LLC, Term Loan
1,250,000	5.000%, 10/9/2022	1,246,488
	Fairpoint Communications, Term Loan
248,609	7.500%, 2/14/2019	246,496
	Grande Communications Networks, LLC, Term Loan
248,631	4.500%, 5/29/2020	243,452
	Hargray Communications Group, Inc., Term Loan
217,147	5.250%, 6/26/2019	215,586
	Integra Telecom Holdings, Inc., Term Loan
293,310	5.250%, 8/14/2020	283,044
	Intelsat Jackson Holdings SA, Term Loan
160,000	3.750%, 6/30/2019	150,971
	Level 3 Communications, Inc., Term Loan
280,000	4.000%, 8/1/2019	279,300
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
475,000	4.500%, 1/7/2022	458,969
	LTS Buyer, LLC, Term Loan
273,000	4.000%, 4/13/2020	265,220
	McGraw-Hill Global Education Holdings, LLC, Term Loan
522,451	4.750%, 3/22/2019	509,823
	NTelos, Inc., Term Loan
58,786	5.750%, 11/9/2019	58,199
	Numericable US, LLC, Term Loan
265,000	4.750%, 2/10/2023	254,116
	SBA Senior Finance II, LLC, Term Loan
738,750	3.250%, 3/24/2021	722,128
218,900	3.250%, 6/10/2022	213,222
	TNS, Inc., Term Loan
61,393	5.000%, 2/14/2020	60,319
	Univision Communications, Inc., Term Loan
248,529	4.000%, 3/1/2020	242,812
	Virgin Media Investment Holdings, Ltd., Term Loan
171,697	3.500%, 6/30/2023	167,914
	WideOpenWest Finance, LLC, Term Loan
248,647	4.500%, 4/1/2019	239,246
	XO Communications, LLC, Term Loan
687,750	4.250%, 3/20/2021	670,212
	Yankee Cable Acquisition, LLC, Term Loan
237,448	4.250%, 3/1/2020	233,663
	Zayo Group, LLC, Term Loan
248,618	3.750%, 5/6/2021	244,133

	Total	9,158,057

Consumer Cyclical (4.4%)
	Amaya BV, Term Loan
355,513	5.000%, 8/1/2021	332,405
	Burlington Coat Factory Warehouse Corporation, Term Loan
249,141	4.250%, 8/13/2021	245,715
	Ceridian HCM Holding, Inc., Term Loan
134,254	4.500%, 9/15/2020	113,612
	FCA US, LLC, Term Loan
145,519	3.250%, 12/31/2018	143,991
	Golden Nugget, Inc., Delayed Draw
98,700	5.500%, 11/21/2019	97,713
	Golden Nugget, Inc., Term Loan
230,300	5.500%, 11/21/2019	227,997
	Hilton Worldwide Finance, LLC, Term Loan
62,593	3.500%, 10/26/2020	62,417
	IMG Worldwide, Inc., Term Loan
1,473,468	5.250%, 5/6/2021	1,445,384

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (28.6%)[a]	Value
Consumer Cyclical (4.4%) - continued
	J. C. Penney Corporation, Inc., Term Loan
$248,625	6.000%, 5/22/2018	$243,839
	Las Vegas Sands, LLC, Term Loan
122,500	3.250%, 12/19/2020	121,122
	Marina District Finance Company, Inc., Term Loan
234,561	6.500%, 8/15/2018	233,974
	Mohegan Tribal Gaming Authority, Term Loan
762,653	5.500%, 6/15/2018	744,403
	Pinnacle Entertainment, Inc., Term Loan
27,865	3.750%, 8/13/2020	27,752
	Scientific Games International, Inc., Term Loan
249,900	6.000%, 10/18/2020	228,034
	Seminole Hard Rock Entertainment, Inc., Term Loan
118,182	3.500%, 5/14/2020	115,523

	Total	4,383,881

Consumer Non-Cyclical (4.2%)
	Albertson’s, Inc., Term Loan
275,819	5.500%, 3/21/2019	274,647
	Albertson’s, LLC, Term Loan
80,000	0.000%, 12/22/2022[b,c]	79,440
	Catalina Marketing Corporation, Term Loan
124,055	4.500%, 4/9/2021	98,624
	Endo Luxembourg Finance I Co Sarl, Term Loan
365,000	3.750%, 9/26/2022	359,678
	JBS USA, LLC, Term Loan
1,318,532	3.750%, 5/25/2018	1,310,291
210,000	4.000%, 10/30/2022	209,213
	LTF Merger Sub, Inc., Term Loan
810,925	4.250%, 6/10/2022	789,135
	Ortho-Clinical Diagnostics, Inc., Term Loan
477,577	4.750%, 6/30/2021	402,955
	Supervalu, Inc., Term Loan
224,280	4.500%, 3/21/2019	220,963
	Valeant Pharmaceuticals International, Inc., Term Loan
523,681	4.000%, 4/1/2022[b,c]	502,603

	Total	4,247,549

Energy (1.0%)
	Arch Coal, Inc., Term Loan
272,944	6.250%, 5/16/2018	120,172
	Aria Energy Operating, LLC, Term Loan
119,146	5.000%, 5/27/2022	110,210
	Exgen Renewables I, LLC, Term Loan
279,548	5.250%, 2/6/2021	279,547
	McJunkin Red Man Corporation, Term Loan
99,366	4.750%, 11/8/2019	90,920
	MEG Energy Corporation, Term Loan
257,321	3.750%, 3/31/2020	225,670
	Offshore Group Investment, Ltd., Term Loan
197,468	0.000%, 3/28/2019[d]	39,658
	Pacific Drilling SA, Term Loan
248,625	4.500%, 6/3/2018	106,287

	Total	972,464

Financials (2.0%)
	Delos Finance Sarl, Term Loan
125,000	3.500%, 3/6/2021	124,353
	Harland Clarke Holdings Corporation, Term Loan
239,062	7.000%, 5/22/2018	230,894
	MPH Acquisition Holdings, LLC, Term Loan
262,734	3.750%, 3/31/2021	255,290
	TransUnion, LLC, Term Loan
1,350,937	3.500%, 4/9/2021	1,309,842
	WaveDivision Holdings, LLC, Term Loan
78,782	4.000%, 10/15/2019	77,403

	Total	1,997,782

Technology (1.9%)
	Avago Technologies Cayman Finance, Ltd., Term Loan
325,000	0.000%, 11/13/2022[b,c]	321,142
	Avago Technologies, Ltd., Term Loan
535,011	3.750%, 5/6/2021	533,229
	BMC Software, Inc., Term Loan
264,678	5.000%, 9/10/2020	217,224
	Booz Allen Hamilton, Inc., Term Loan
103,359	3.750%, 7/31/2019	103,462
	First Data Corporation, Term Loan
255,000	3.918%, 3/23/2018	251,351
120,000	3.918%, 9/24/2018	118,200
	Infor US, Inc., Term Loan
251,740	3.750%, 6/3/2020	235,797
	Merrill Communications, LLC, Term Loan
3,241	6.250%, 6/1/2022	2,755
	SS&C European Holdings SARL, Term Loan
100,269	4.007%, 7/8/2022	99,392
14,756	4.018%, 7/8/2022	14,627

	Total	1,897,179

Transportation (1.4%)
	American Airlines, Inc., Term Loan
496,163	3.250%, 6/27/2020	487,867
	OSG Bulk Ships, Inc., Term Loan
640,250	5.250%, 8/5/2019	613,039
	XPO Logistics, Inc., Term Loan
265,000	5.500%, 11/1/2021	263,564

	Total	1,364,470

Utilities (0.9%)
	Calpine Corporation, Term Loan
735,000	4.000%, 10/31/2020	714,788

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (28.6%)a	Value
Utilities (0.9%) - continued
	Intergen NV, Term Loan
$248,625	5.500%, 6/15/2020	$224,073

	Total	938,861

	Total Bank Loans (cost $30,301,125)	28,512,507

	Long-Term Fixed Income (55.0%)
Asset-Backed Securities (3.9%)
	Asset Backed Securities Corporation Home Equity Loan Trust
192,218	0.562%, 7/25/2036[e]	167,919
	Bayview Opportunity Master Fund Trust
38,916	3.623%, 7/28/2019*,[f]	38,601
58,114	3.623%, 4/28/2030[g]	57,313
146,845	3.721%, 2/28/2035*	146,688
226,382	3.721%, 7/28/2035[f,g]	226,199
	CAM Mortgage, LLC
126,179	3.500%, 7/15/2064*,f	126,063
	Countrywide Asset-Backed Certificates
113,946	5.530%, 4/25/2047	124,125
	Credit Based Asset Servicing and Securitization, LLC
107,386	3.546%, 12/25/2036[f]	77,261
	DRB Prime Student Loan Trust
100,000	3.200%, 1/25/2040*	97,150
	First Horizon ABS Trust
259,717	0.582%, 10/25/2034[e,h]	234,955
	GMAC Mortgage Corporation Loan Trust
397,603	0.401%, 8/25/2035[e,h]	371,968
	IndyMac INDA Mortgage Loan Trust
178,835	4.682%, 8/25/2036	170,083
	IndyMac INDX Mortgage Loan Trust
198,111	0.632%, 4/25/2046[e]	152,321
	J.P. Morgan Mortgage Acquisition Trust
144,172	6.472%, 3/25/2047[f]	108,891
	Lehman XS Trust
189,044	5.440%, 8/25/2035[f]	169,180
	Popular ABS Mortgage Pass-Through Trust
100,000	5.297%, 11/25/2035[f]	95,403
	Pretium Mortgage Credit Partners, LLC
195,498	4.125%, 10/27/2030*	193,736
200,000	4.375%, 11/27/2030*	199,326
	Renaissance Home Equity Loan Trust
240,296	5.797%, 8/25/2036[f]	148,526
191,508	5.285%, 1/25/2037[f]	104,028
	Sunset Mortgage Loan Company, LLC
180,552	4.459%, 9/16/2045*,f	179,839
	U.S. Residential Opportunity Fund III Trust
134,360	3.721%, 1/27/2035*	133,487
	Vericrest Opportunity Loan Transferee
169,840	3.500%, 6/26/2045[g]	167,257
153,968	3.625%, 7/25/2045[f,g]	151,780
	Wachovia Asset Securitization, Inc.
346,359	0.562%, 7/25/2037*,e,h	295,662

	Total	3,937,761

Basic Materials (0.6%)
	Albemarle Corporation
46,000	3.000%, 12/1/2019	45,119
	Anglo American Capital plc
22,000	1.271%, 4/15/2016[e,g]	21,785
	ArcelorMittal SA
120,000	6.500%, 3/1/2021	96,587
	Dow Chemical Company
24,000	8.550%, 5/15/2019	28,288
	First Quantum Minerals, Ltd.
130,000	7.000%, 2/15/2021[g]	81,575
	Freeport-McMoRan, Inc.
23,000	2.300%, 11/14/2017	19,607
30,000	2.375%, 3/15/2018	23,400
	Glencore Funding, LLC
30,000	1.377%, 4/16/2018[e,g]	25,314
	LyondellBasell Industries NV
26,000	5.000%, 4/15/2019	27,659
	NOVA Chemicals Corporation
97,215	5.250%, 8/1/2023[g]	96,243
	Sappi Papier Holding GmbH
80,000	6.625%, 4/15/2021[g]	80,800

	Total	546,377

Capital Goods (1.8%)
	Berry Plastics Corporation
95,000	6.000%, 10/15/2022[g]	96,663
	Building Materials Corporation of America
175,000	6.000%, 10/15/2025[g]	178,500
	Cemex SAB de CV
130,000	5.700%, 1/11/2025[g]	108,712
	CNH Industrial Capital, LLC
195,000	4.375%, 11/6/2020	183,788
	Crown Americas Capital Corporation IV
120,000	4.500%, 1/15/2023	117,300
	General Electric Company
53,000	4.200%, 12/15/2049[i]	52,735
	Huntington Ingalls Industries, Inc.
155,000	5.000%, 12/15/2021[g]	157,906
	L-3 Communications Corporation
33,000	1.500%, 5/28/2017	32,591
	Lockheed Martin Corporation
35,000	1.850%, 11/23/2018	34,938
	Martin Marietta Materials, Inc.
40,000	1.703%, 6/30/2017[e]	39,722
	Moog, Inc.
155,000	5.250%, 12/1/2022[g]	156,550
	Nortek, Inc.
64,810	8.500%, 4/15/2021	67,247
	Owens-Brockway Glass Container, Inc.
155,000	5.000%, 1/15/2022[g]	151,513
	Pentair Finance SA
35,000	3.625%, 9/15/2020	34,965

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (55.0%)	Value
Capital Goods (1.8%) - continued
	Reynolds Group Issuer, Inc.
$64,810	9.875%, 8/15/2019	$65,296
	Roper Industries, Inc.
34,000	2.050%, 10/1/2018	33,780
	Sealed Air Corporation
155,000	4.875%, 12/1/2022[g]	155,387
	United Rentals North America, Inc.
170,000	5.500%, 7/15/2025	164,900

	Total	1,832,493

Collateralized Mortgage Obligations (7.0%)
	Alternative Loan Trust
92,940	5.500%, 5/25/2035	93,246
	American Home Mortgage Assets Trust
136,095	1.217%, 9/25/2046[e]	96,780
245,017	0.612%, 12/25/2046[e]	156,376
	Angel Oak Mortgage Trust
275,000	4.500%, 11/25/2045*	274,517
	Bear Stearns Adjustable Rate Mortgage Trust
183,238	2.660%, 10/25/2035[e]	180,157
	Bear Stearns ALT-A Trust
173,629	2.638%, 10/25/2033	171,918
133,152	2.654%, 6/25/2034	131,983
	CitiMortgage Alternative Loan Trust
294,680	5.750%, 4/25/2037	252,787
	Countrywide Alternative Loan Trust
158,358	5.750%, 8/25/2035	149,414
175,662	5.500%, 10/25/2035	163,959
62,263	5.500%, 2/25/2036	58,995
91,836	6.000%, 1/25/2037	84,399
195,699	5.500%, 5/25/2037	166,062
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
123,592	1.027%, 4/25/2047[e]	105,391
	First Horizon Alternative Mortgage Securities Trust
233,117	2.403%, 7/25/2035	212,900
	GMAC Mortgage Corporation Loan Trust
156,871	3.149%, 5/25/2035	147,814
52,123	3.276%, 9/19/2035	48,950
	HarborView Mortgage Loan Trust
138,261	2.803%, 12/19/2035	121,622
	Impac CMB Trust
222,073	0.942%, 4/25/2035[e]	204,055
40,687	1.062%, 8/25/2035[e]	35,919
	J.P. Morgan Alternative Loan Trust
145,669	6.500%, 3/25/2036	126,020
	J.P. Morgan Mortgage Trust
111,918	6.500%, 1/25/2035	109,704
85,937	2.327%, 6/25/2035	85,794
77,714	2.812%, 6/25/2035	78,514
130,278	2.698%, 7/25/2035	127,368
185,755	2.872%, 8/25/2035	184,603
238,035	2.463%, 6/25/2036	213,871
48,698	2.691%, 10/25/2036	43,818
	MLCC Mortgage Investors, Inc.
140,262	1.082%, 8/25/2029[e]	139,732
	Morgan Stanley Mortgage Loan Trust
118,695	2.803%, 11/25/2035	87,224
	MortgageIT Trust
234,451	0.682%, 12/25/2035[e]	212,247
	RALI Trust
259,002	0.602%, 11/25/2036[e]	188,140
	Residential Accredit Loans, Inc.
30,261	5.500%, 12/25/2034	30,480
60,510	3.472%, 5/25/2035	60,083
136,739	3.633%, 9/25/2035	113,340
	Sequoia Mortgage Trust
204,828	1.022%, 11/20/2034[e]	195,846
	Structured Adjustable Rate Mortgage Loan Trust
168,300	2.645%, 1/25/2035	140,921
	Structured Asset Mortgage Investments, Inc.
394,740	0.732%, 12/25/2035[e]	285,784
	WaMu Mortgage Pass Through Certificates
157,596	5.000%, 11/25/2018	158,655
198,137	4.151%, 8/25/2036	174,008
125,256	2.431%, 10/25/2036	111,959
210,300	1.825%, 1/25/2037	177,019
38,900	2.397%, 8/25/2046	33,294
262,679	1.217%, 9/25/2046[e]	218,480
152,207	0.987%, 1/25/2047[e]	137,449
168,445	0.997%, 1/25/2047[e]	135,854
	Washington Mutual Mortgage Pass Through Certificates
208,038	1.007%, 2/25/2047[e]	149,121
	Wells Fargo Mortgage Backed Securities Trust
204,798	2.763%, 3/25/2036	203,392
86,997	2.744%, 4/25/2036	84,853
43,376	6.000%, 7/25/2037	42,938

	Total	6,907,755

Communications Services (2.4%)
	21st Century Fox America, Inc.
37,000	6.900%, 3/1/2019	42,026
	AMC Networks, Inc.
24,810	7.750%, 7/15/2021	26,050
60,000	4.750%, 12/15/2022	60,000
	America Movil SAB de CV
21,000	5.000%, 10/16/2019	22,684
	American Tower Corporation
30,000	2.800%, 6/1/2020	29,655
	AT&T, Inc.
30,000	1.533%, 6/30/2020[e]	29,785
	British Sky Broadcasting Group plc
36,000	2.625%, 9/16/2019[g]	35,834
	CC Holdings GS V, LLC
33,000	2.381%, 12/15/2017	33,036
	CCO Safari II, LLC
17,000	3.579%, 7/23/2020[g]	16,898
17,000	4.464%, 7/23/2022[g]	16,941
	CCOH Safari, LLC
185,000	5.750%, 2/15/2026[g]	185,463
	CenturyLink, Inc.
90,000	6.450%, 6/15/2021	87,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (55.0%)	Value
Communications Services (2.4%) - continued
	Clear Channel Worldwide Holdings, Inc.
$110,000	6.500%, 11/15/2022	$107,250
	Columbus International, Inc.
120,000	7.375%, 3/30/2021[g]	118,800
	Crown Castle International Corporation
200,000	5.250%, 1/15/2023	210,250
	Digicel, Ltd.
184,810	6.000%, 4/15/2021[g]	155,702
	DIRECTV Holdings, LLC
29,000	5.875%, 10/1/2019	32,368
	FairPoint Communications, Inc.
155,000	8.750%, 8/15/2019[g]	152,675
	Frontier Communications Corporation
125,000	8.875%, 9/15/2020[g]	126,563
	Hughes Satellite Systems Corporation
69,000	6.500%, 6/15/2019	74,347
	Intelsat Jackson Holdings SA
64,810	7.250%, 10/15/2020	56,709
	Numericable-SFR
120,000	6.000%, 5/15/2022[g]	116,400
	SBA Tower Trust
40,000	5.101%, 4/17/2017[g]	40,495
	Sprint Corporation
165,000	7.625%, 2/15/2025	120,450
	Telefonica Emisiones SAU
30,000	3.192%, 4/27/2018	30,582
	T-Mobile USA, Inc.
125,000	6.633%, 4/28/2021	129,687
	Univision Communications, Inc.
105,000	5.125%, 5/15/2023[g]	101,062
	UPCB Finance V, Ltd.
90,000	7.250%, 11/15/2021[g]	95,625
	Verizon Communications, Inc.
85,000	2.625%, 2/21/2020	85,296
40,000	4.500%, 9/15/2020	42,976

	Total	2,383,359

Consumer Cyclical (2.4%)
	AMC Entertainment, Inc.
79,000	5.875%, 2/15/2022	80,185
	Brookfield Residential Properties, Inc.
100,000	6.500%, 12/15/2020[g]	96,375
75,000	6.125%, 7/1/2022[g]	69,375
	Cinemark USA, Inc.
80,000	4.875%, 6/1/2023	78,000
	Corrections Corporation of America
120,000	5.000%, 10/15/2022	119,400
	CVS Health Corporation
155,000	4.750%, 12/1/2022[g]	166,084
	Daimler Finance North America, LLC
21,000	1.875%, 1/11/2018[g]	20,917
	ERAC USA Finance, LLC
40,000	2.350%, 10/15/2019[g]	39,429
	Ford Motor Credit Company, LLC
38,000	5.000%, 5/15/2018	39,915
50,000	2.597%, 11/4/2019	49,092
	General Motors Financial Company, Inc.
64,810	3.250%, 5/15/2018	65,134
56,000	4.375%, 9/25/2021	56,787
	GLP Capital, LP
120,000	4.875%, 11/1/2020	117,600
	Hilton Worldwide Finance, LLC
120,000	5.625%, 10/15/2021	124,350
	Home Depot, Inc.
35,000	0.882%, 9/15/2017[e]	35,052
35,000	2.625%, 6/1/2022	34,963
	Hyundai Capital America
28,000	1.450%, 2/6/2017[g]	27,869
	Jaguar Land Rover Automotive plc
75,000	4.250%, 11/15/2019[g]	75,563
77,000	5.625%, 2/1/2023[g]	77,770
	KB Home
71,000	4.750%, 5/15/2019	68,870
	L Brands, Inc.
77,000	6.625%, 4/1/2021	85,278
	Lennar Corporation
150,000	4.750%, 11/15/2022	148,725
	Macy’s Retail Holdings, Inc.
36,000	7.450%, 7/15/2017	38,897
	MGM Resorts International
170,000	6.000%, 3/15/2023	168,725
	Ralph Lauren Corporation
35,000	2.625%, 8/18/2020	35,333
	Royal Caribbean Cruises, Ltd.
119,810	5.250%, 11/15/2022	122,805
	Six Flags Entertainment Corporation
110,000	5.250%, 1/15/2021[g]	111,375
	Toll Brothers Finance Corporation
52,000	4.000%, 12/31/2018	53,040
	Visa, Inc.
35,000	2.200%, 12/14/2020	34,935
	West Corporation
120,000	5.375%, 7/15/2022[g]	103,500

	Total	2,345,343

Consumer Non-Cyclical (2.3%)
	Actavis Funding SCS
26,000	1.757%, 3/12/2020[e]	26,093
	Amgen, Inc.
30,000	2.125%, 5/1/2020	29,591
	B&G Foods, Inc.
70,000	4.625%, 6/1/2021	69,300
	BAT International Finance plc
35,000	1.022%, 6/15/2018[e,g]	34,953
	Becton, Dickinson and Company
32,000	1.450%, 5/15/2017	31,865
	Boston Scientific Corporation
25,000	6.000%, 1/15/2020	27,760
	Bunge Limited Finance Corporation
35,000	3.500%, 11/24/2020	34,805
	Cardinal Health, Inc.
35,000	1.950%, 6/15/2018	34,909
	Celgene Corporation
35,000	3.550%, 8/15/2022	35,340

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (55.0%)	Value
Consumer Non-Cyclical (2.3%) - continued
	CHS/Community Health Systems, Inc.
$77,000	7.125%, 7/15/2020	$76,711
	Cott Beverages, Inc.
120,000	5.375%, 7/1/2022	117,600
	CVS Health Corporation
24,000	2.250%, 12/5/2018	24,116
	EMD Finance, LLC
19,000	0.876%, 3/17/2017[e,g]	18,942
	Envision Healthcare Corporation
155,000	5.125%, 7/1/2022[g]	151,900
	Forest Laboratories, Inc.
37,000	4.375%, 2/1/2019[g]	38,760
	Fresenius Medical Care US Finance, Inc.
64,810	5.750%, 2/15/2021[g]	69,347
	Gilead Sciences, Inc.
35,000	3.250%, 9/1/2022	35,242
	Grifols Worldwide Operations, Ltd.
200,000	5.250%, 4/1/2022	201,000
	HCA, Inc.
64,810	4.750%, 5/1/2023	64,162
	JBS USA, LLC
170,000	5.750%, 6/15/2025[g]	147,900
	Laboratory Corporation of America Holdings
20,000	2.625%, 2/1/2020	19,745
	Land O’Lakes, Inc.
100,000	8.000%, 12/31/2049[g,i]	103,875
	Mead Johnson Nutrition Company
35,000	3.000%, 11/15/2020	34,989
	Merck & Company, Inc.
20,000	0.716%, 2/10/2020[e]	19,877
	Mondelez International, Inc.
20,000	2.250%, 2/1/2019	19,993
	MPH Acquisition Holdings, LLC
250,000	6.625%, 4/1/2022[g]	250,625
	Mylan NV
15,000	3.750%, 12/15/2020[g]	15,016
	PepsiCo, Inc.
30,000	1.850%, 4/30/2020	29,656
	Revlon Consumer Products Corporation
64,810	5.750%, 2/15/2021	62,704
	Reynolds American, Inc.
35,000	3.250%, 6/12/2020	35,571
	SABMiller plc
30,000	6.500%, 7/15/2018[g]	33,099
	Safeway, Inc.
8,000	3.400%, 12/1/2016	7,920
	Spectrum Brands Escrow Corporation
77,000	6.375%, 11/15/2020	81,812
	Tenet Healthcare Corporation
120,000	8.125%, 4/1/2022	119,700
	TreeHouse Foods, Inc.
110,000	4.875%, 3/15/2022	104,775
	Valeant Pharmaceuticals International
64,810	7.250%, 7/15/2022[g]	63,352
	WM Wrigley Jr. Company
20,000	2.000%, 10/20/2017[g]	20,032
	Zoetis, Inc.
35,000	3.450%, 11/13/2020	35,041

	Total	2,328,078

Energy (1.5%)
	Anadarko Petroleum Corporation
40,000	8.700%, 3/15/2019	45,446
	Boardwalk Pipelines, Ltd.
29,000	5.875%, 11/15/2016	29,281
	Buckeye Partners, LP
22,000	2.650%, 11/15/2018	21,165
	Chevron Corporation
35,000	0.874%, 11/16/2018[e]	35,009
	Concho Resources, Inc.
139,810	6.500%, 1/15/2022	134,218
	Crestwood Midstream Partners, LP
110,000	6.250%, 4/1/2023[g]	76,725
	Enbridge, Inc.
19,000	0.866%, 6/2/2017[e]	18,609
	EQT Corporation
5,000	5.150%, 3/1/2018	5,203
26,000	8.125%, 6/1/2019	28,085
	Marathon Petroleum Corporation
35,000	3.400%, 12/15/2020	34,373
	MEG Energy Corporation
77,000	6.375%, 1/30/2023[g]	52,745
	Noble Energy, Inc.
155,000	5.875%, 6/1/2022	147,451
	Pacific Drilling V, Ltd.
110,000	7.250%, 12/1/2017[g]	56,650
	Petrobras International Finance Company
215,000	5.750%, 1/20/2020	168,775
	Petroleos Mexicanos
280,000	5.625%, 1/23/2046[g]	214,256
	Pioneer Natural Resources Company
11,000	3.450%, 1/15/2021	10,157
	Regency Energy Partners, LP
120,000	5.000%, 10/1/2022	106,305
	Sabine Pass Liquefaction, LLC
155,000	5.625%, 3/1/2025[g]	131,169
	Schlumberger Holdings Corporation
35,000	3.000%, 12/21/2020[g]	34,548
	Shell International Finance BV
30,000	0.806%, 5/11/2020[e]	29,561
	Southwestern Energy Company
47,000	7.500%, 2/1/2018	39,950
	Sunoco Logistics Partners Operations, LP
35,000	4.400%, 4/1/2021	33,917

	Total	1,453,598

Financials (4.3%)
	Abbey National Treasury Services plc
40,000	1.013%, 9/29/2017[e]	39,665
	ACE INA Holdings, Inc.
35,000	2.875%, 11/3/2022	34,734

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (55.0%)	Value
Financials (4.3%) - continued
	Air Lease Corporation
$36,000	2.125%, 1/15/2018	$35,370
17,000	2.625%, 9/4/2018	16,804
	Ally Financial, Inc.
100,000	4.750%, 9/10/2018	102,375
	American Express Credit Corporation
35,000	1.552%, 9/14/2020[e]	35,299
	Aviation Capital Group Corporation
20,000	3.875%, 9/27/2016[g]	20,150
	Bank of America Corporation
44,000	5.700%, 5/2/2017	45,887
40,000	1.700%, 8/25/2017	39,886
76,000	1.656%, 3/22/2018[e]	76,244
15,000	5.650%, 5/1/2018	16,130
38,000	8.000%, 12/29/2049[i]	38,665
	BB&T Corporation
38,000	2.050%, 6/19/2018	38,216
	BBVA International Preferred SA Unipersonal
115,000	5.919%, 12/29/2049[i]	116,150
	Bear Stearns Companies, LLC
45,000	6.400%, 10/2/2017	48,462
	BNP Paribas SA
30,000	2.375%, 9/14/2017	30,356
	BPCE SA
132,000	5.150%, 7/21/2024[g]	133,109
	Caisse Centrale Desjardins du Quebec
25,000	0.989%, 1/29/2018[e,g]	24,951
	CIT Group, Inc.
80,000	3.875%, 2/19/2019	79,600
	Citigroup, Inc.
69,000	1.850%, 11/24/2017	68,898
	Credit Agricole SA
25,000	1.457%, 6/10/2020[e,g]	24,946
	Credit Suisse Group AG
127,000	7.500%, 12/11/2049[g,i]	133,329
	CyrusOne, LP
64,810	6.375%, 11/15/2022	66,754
	DDR Corporation
20,000	9.625%, 3/15/2016	20,312
	Discover Bank
10,000	8.700%, 11/18/2019	11,830
	Discover Financial Services
20,000	6.450%, 6/12/2017	21,131
	Duke Realty, LP
46,000	8.250%, 8/15/2019	54,414
	Fifth Third Bancorp
48,000	5.450%, 1/15/2017	49,761
	Goldman Sachs Group, Inc.
20,000	2.625%, 1/31/2019	20,143
30,000	7.500%, 2/15/2019	34,328
25,000	1.476%, 4/23/2020[e]	25,037
30,000	2.012%, 11/29/2023[e]	30,266
	Hartford Financial Services Group, Inc.
45,000	6.000%, 1/15/2019	49,490
	HCP, Inc.
25,000	3.750%, 2/1/2019	25,791
	Health Care REIT, Inc.
26,000	4.700%, 9/15/2017	27,179
	HSBC Holdings plc
23,000	6.375%, 12/29/2049[i]	22,971
	Hutchison Whampoa Finance CI, Ltd.
46,000	1.625%, 10/31/2017[g]	45,594
	Icahn Enterprises, LP
110,000	6.000%, 8/1/2020	110,924
	ILFC E-Capital Trust II
300,000	4.740%, 12/21/2065[e,g]	276,000
	ING Bank NV
57,000	5.800%, 9/25/2023[g]	61,929
	ING Capital Funding Trust III
25,000	4.207%, 12/29/2049[e,i]	24,938
	International Lease Finance Corporation
26,000	2.462%, 6/15/2016[e]	25,935
85,000	5.875%, 4/1/2019	90,100
	Intesa Sanpaolo SPA
10,000	3.875%, 1/16/2018	10,254
32,000	3.875%, 1/15/2019	32,948
	J.P. Morgan Chase & Company
20,000	6.300%, 4/23/2019	22,426
15,000	2.250%, 1/23/2020	14,757
49,000	7.900%, 4/29/2049[i]	49,882
280,000	6.750%, 8/29/2049[i]	305,200
	KeyCorp
30,000	2.300%, 12/13/2018	30,045
	Liberty Mutual Group, Inc.
10,000	5.000%, 6/1/2021[g]	10,695
	Lloyds Bank plc
25,000	1.038%, 3/16/2018[e]	24,868
	MetLife, Inc.
36,000	1.903%, 12/15/2017	36,212
	Mizuho Corporate Bank, Ltd.
25,000	1.550%, 10/17/2017[g]	24,803
	Morgan Stanley
40,000	6.625%, 4/1/2018	43,861
25,000	1.463%, 1/27/2020[e]	25,053
26,000	4.875%, 11/1/2022	27,593
	MPT Operating Partnership, LP
110,000	5.500%, 5/1/2024	109,450
	Murray Street Investment Trust I
60,000	4.647%, 3/9/2017	61,818
	National City Corporation
20,000	6.875%, 5/15/2019	22,594
	New York Life Global Funding
35,000	1.550%, 11/2/2018[g]	34,715
	Nomura Holdings, Inc.
21,000	2.750%, 3/19/2019	21,113
	Quicken Loans, Inc.
115,000	5.750%, 5/1/2025[g]	109,537
	Realty Income Corporation
33,000	2.000%, 1/31/2018	33,019
	Regions Bank
17,000	7.500%, 5/15/2018	18,889
	Reinsurance Group of America, Inc.
40,000	5.625%, 3/15/2017	41,687
	RHP Hotel Properties, LP
105,000	5.000%, 4/15/2021	106,837
	Royal Bank of Scotland Group plc
22,000	1.543%, 3/31/2017[e]	21,957

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (55.0%)	Value
Financials (4.3%) - continued
$57,000	7.640%, 3/29/2049[i]	$59,565
57,000	7.648%, 8/29/2049[i]	70,609
200,000	7.500%, 12/29/2049[i]	208,250
	Simon Property Group, LP
35,000	2.500%, 9/1/2020	35,027
	Societe Generale SA
30,000	5.750%, 4/20/2016[g]	30,382
	State Street Corporation
35,000	1.264%, 8/18/2020[e]	35,004
	Sumitomo Mitsui Banking Corporation
60,000	1.300%, 1/10/2017	59,853
25,000	0.897%, 1/16/2018[e]	24,914
	Synchrony Financial
56,000	1.875%, 8/15/2017	55,743
15,000	1.564%, 2/3/2020[e]	14,763
	Synovus Financial Corporation
65,000	5.750%, 12/15/2025	66,300
	Toronto-Dominion Bank
35,000	1.432%, 12/14/2020[e]	34,992
	UnitedHealth Group, Inc.
35,000	3.350%, 7/15/2022	35,799
	USB Realty Corporation
10,000	1.468%, 12/29/2049[e,g,i]	9,000
	Voya Financial, Inc.
30,000	2.900%, 2/15/2018	30,324
	Wells Fargo & Company
25,000	1.002%, 1/30/2020[e]	24,767

	Total	4,329,558

Foreign Government (11.5%)
	Bahama Government International Bond
50,000	5.750%, 1/16/2024[g]	52,250
	Brazil Government International Bond
282,000	5.875%, 1/15/2019	287,640
281,000	4.875%, 1/22/2021	259,925
440,000	2.625%, 1/5/2023	334,400
320,000	5.000%, 1/27/2045	213,600
	Colombia Government International Bond
205,000	2.625%, 3/15/2023	180,093
180,000	4.000%, 2/26/2024	171,450
340,000	5.000%, 6/15/2045	283,900
	Croatia Government International Bond
255,000	6.625%, 7/14/2020[g]	273,245
	Export-Import Bank of Korea
25,000	2.250%, 1/21/2020	24,616
	Hungary Government International Bond
80,000	4.000%, 3/25/2019	83,360
286,000	5.750%, 11/22/2023	320,005
334,000	5.375%, 3/25/2024	365,730
	Indonesia Government International Bond
240,000	4.875%, 5/5/2021[g]	248,596
225,000	3.375%, 4/15/2023[g]	209,079
282,000	5.875%, 1/15/2024[g]	302,111
210,000	4.125%, 1/15/2025[g]	201,251
200,000	4.750%, 1/8/2026[g]	197,532
375,000	5.125%, 1/15/2045[g]	339,130
	Mexico Government International Bond
180,000	3.625%, 3/15/2022	181,080
210,000	4.000%, 10/2/2023	212,730
388,000	3.600%, 1/30/2025	378,106
94,000	6.050%, 1/11/2040	102,930
180,000	4.750%, 3/8/2044	163,980
188,000	5.550%, 1/21/2045	192,700
329,000	4.600%, 1/23/2046	291,165
	Panama Government International Bond
146,000	4.000%, 9/22/2024	146,000
94,000	6.700%, 1/26/2036	111,625
	Peru Government International Bond
465,000	4.125%, 8/25/2027	455,700
	Philippines Government International Bond
125,000	7.750%, 1/14/2031	175,621
200,000	6.375%, 10/23/2034	260,754
	Romania Government International Bond
148,000	4.375%, 8/22/2023[g]	154,061
80,000	4.875%, 1/22/2024[g]	85,944
	Russia Government International Bond
188,000	3.500%, 1/16/2019[g]	187,060
600,000	5.000%, 4/29/2020[g]	619,200
360,000	4.875%, 9/16/2023[g]	365,760
279,650	7.500%, 3/31/2030[g]	335,045
282,000	5.625%, 4/4/2042[g]	266,772
	South Africa Government International Bond
200,000	5.500%, 3/9/2020	205,270
145,000	5.875%, 5/30/2022	151,409
75,000	5.375%, 7/24/2044	67,500
	Turkey Government International Bond
282,000	7.500%, 11/7/2019	316,198
400,000	7.000%, 6/5/2020	445,062
295,000	5.125%, 3/25/2022	302,744
188,000	6.250%, 9/26/2022	204,093
94,000	5.750%, 3/22/2024	99,313
288,000	4.250%, 4/14/2026	270,015
376,000	4.875%, 4/16/2043	330,880

	Total	11,426,630

Mortgage-Backed Securities (11.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
550,000	3.000%, 1/1/2031[c]	566,760
	Federal Home Loan Mortgage Corporation Gold 20-Yr. Pass Through
35,551	5.500%, 9/1/2024	39,278
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
750,000	4.000%, 1/1/2046[c]	792,290
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
750,000	3.500%, 1/1/2030[c]	785,420

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (55.0%)	Value
Mortgage-Backed Securities (11.8%) - continued
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
$265,734	6.000%, 8/1/2024	$299,873
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
4,525,000	3.500%, 1/1/2046[c]	4,668,548
3,000,000	4.000%, 1/1/2046[c]	3,174,516
1,325,000	4.500%, 1/1/2046[c]	1,430,834

	Total	11,757,519

Technology (1.6%)
	Alliance Data Systems Corporation
75,000	5.375%, 8/1/2022[g]	71,437
	Amkor Technology, Inc.
100,000	6.625%, 6/1/2021	99,250
	Apple, Inc.
30,000	0.659%, 5/6/2020[e]	29,774
	Automatic Data Processing, Inc.
35,000	2.250%, 9/15/2020	35,133
	Cisco Systems, Inc.
35,000	0.914%, 3/1/2019[e]	34,969
	CommScope Technologies Finance, LLC
130,000	6.000%, 6/15/2025[g]	125,125
	Denali Borrower, LLC
122,000	5.625%, 10/15/2020[g]	127,795
	Equinix, Inc.
155,000	5.750%, 1/1/2025	158,488
	Fidelity National Information Services, Inc.
37,000	1.450%, 6/5/2017	36,499
35,000	3.625%, 10/15/2020	35,456
	First Data Corporation
110,000	5.375%, 8/15/2023[g]	110,550
	Freescale Semiconductor, Inc.
105,000	6.000%, 1/15/2022[g]	109,987
	Hewlett Packard Enterprise Company
33,000	3.600%, 10/15/2020[g]	33,076
	IMS Health, Inc.
75,000	6.000%, 11/1/2020[g]	77,250
	Intel Corporation
35,000	3.100%, 7/29/2022	35,690
	Iron Mountain, Inc.
64,810	6.000%, 8/15/2023	67,078
	Oracle Corporation
30,000	2.500%, 5/15/2022	29,445
	Plantronics, Inc.
200,000	5.500%, 5/31/2023[g]	199,000
	Sensata Technologies BV
130,000	4.875%, 10/15/2023[g]	126,425
	Texas Instruments, Inc.
30,000	1.750%, 5/1/2020	29,223
	Tyco Electronics Group SA
38,000	6.550%, 10/1/2017	40,952

	Total	1,612,602

Transportation (0.5%)
	Air Canada Pass Through Trust
15,000	3.875%, 3/15/2023[g]	14,550
	American Airlines Pass Through Trust
17,357	4.950%, 1/15/2023	18,311
	Avis Budget Car Rental, LLC
105,000	5.125%, 6/1/2022[g]	103,687
	Continental Airlines, Inc.
48,388	6.250%, 4/11/2020	50,808
	Delta Air Lines, Inc.
22,711	4.950%, 5/23/2019	23,847
20,338	4.750%, 5/7/2020	21,457
	J.B. Hunt Transport Services, Inc.
35,000	3.300%, 8/15/2022	34,662
	Korea Expressway Corporation
33,000	1.625%, 4/28/2017[g]	32,885
	United Airlines 2015-1 Class A Pass Through Trust
35,000	3.700%, 12/1/2022	34,913
	XPO Logistics, Inc.
200,000	6.500%, 6/15/2022[g]	185,000

	Total	520,120

U.S. Government and Agencies (2.1%)
	U.S. Treasury Notes
1,000,000	1.875%, 6/30/2020	1,006,992
1,070,000	2.125%, 6/30/2022	1,075,517

	Total	2,082,509

Utilities (1.3%)
	Access Midstream Partners, LP
100,000	4.875%, 5/15/2023	81,067
	AES Corporation
64,810	7.375%, 7/1/2021	66,106
	Ameren Corporation
35,000	2.700%, 11/15/2020	34,867
	Arizona Public Service Company
20,000	2.200%, 1/15/2020	19,812
	Berkshire Hathaway Energy Company
48,000	2.400%, 2/1/2020	47,552
	Calpine Corporation
100,000	6.000%, 1/15/2022[g]	103,219
120,000	5.375%, 1/15/2023	107,700
	DTE Energy Company
46,000	2.400%, 12/1/2019	45,805
	Dynegy Finance I, Inc.
140,000	7.375%, 11/1/2022	121,800
	EDP Finance BV
46,000	4.125%, 1/15/2020[g]	46,106
	El Paso Corporation
18,000	7.000%, 6/15/2017	18,542
	Electricite de France SA
57,000	5.625%, 12/29/2049[g,i]	54,207
	Energy Transfer Equity, LP
170,000	5.500%, 6/1/2027	129,200
	Enterprise Products Operating, LLC
70,000	7.000%, 6/1/2067	57,400
	Eversource Energy
15,000	1.600%, 1/15/2018	14,842

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (55.0%)	Value
Utilities (1.3%) - continued
	Exelon Generation Company, LLC
$20,000	5.200%, 10/1/2019	$21,546
15,000	2.950%, 1/15/2020	14,946
	MPLX LP
155,000	4.875%, 12/1/2024[g]	139,112
	NiSource Finance Corporation
16,000	6.400%, 3/15/2018	17,433
	NRG Energy, Inc.
64,810	6.625%, 3/15/2023	56,223
	Pacific Gas & Electric Company
26,000	5.625%, 11/30/2017	27,792
	PG&E Corporation
19,000	2.400%, 3/1/2019	18,959
	Sempra Energy
36,000	6.150%, 6/15/2018	39,293
15,000	2.400%, 3/15/2020	14,701
	Southern California Edison Company
10,000	2.400%, 2/1/2022	9,806
	Xcel Energy, Inc.
30,000	1.200%, 6/1/2017	29,848

	Total	1,337,884

	Total Long-Term Fixed Income (cost $55,959,676)	54,801,586

Shares	Mutual Funds (5.8%)
Equity Funds/ETFs (0.4%)
7,200	BlackRock Resources & Commodities Strategy Trust	51,192
6,200	Cohen & Steers REIT and Preferred Income Fund, Inc.	114,328
3,200	Guggenheim Multi-Asset Income ETF	58,176
14,800	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	141,488
6,450	NFJ Dividend Interest & Premium Strategy Fund	79,915

	Total	445,099

Fixed Income Funds/ETFs (5.4%)
32,160	Aberdeen Asia-Pacific Income Fund, Inc.	146,971
9,425	Doubleline Income Solutions Fund	152,874
5,211	First Trust High Income Long/Short Fund	73,371
26,259	iShares J.P. Morgan USD Emerging Markets Bond ETF	2,777,677
29,597	MFS Intermediate Income Trust	135,258
10,814	PIMCO Dynamic Credit Income Fund	194,977
24,789	Templeton Global Income Fund	157,410
19,685	Vanguard Short-Term Corporate Bond ETF	1,554,918
11,299	Western Asset Emerging Markets Debt Fund, Inc.	155,135
16,794	Western Asset High Income Opportunity Fund, Inc.	78,764

	Total	5,427,355

	Total Mutual Funds (cost $6,312,197)	5,872,454

	Preferred Stock (2.0%)
Financials (1.7%)
855	Agribank FCB, 6.875%[i]	90,390
117	Bank of America Corporation, Convertible, 7.250%[i]	127,913
10,320	Citigroup, Inc., 6.875%[i]	287,515
3,700	Discover Financial Services, 6.500%[i]	97,939
1,135	Farm Credit Bank of Texas, 6.750%[g,i]	118,182
7,400	Goldman Sachs Group, Inc., 5.500%[i]	191,586
6,975	HSBC USA, Inc., 6.500%[i]	181,559
92	M&T Bank Corporation, 6.375%[i]	96,370
5,200	Morgan Stanley, 7.125%[i]	148,720
7,000	RBS Capital Funding Trust V, 5.900%[i]	171,780
1,539	U.S. Bancorp, 6.500%[i]	44,169
127	Wells Fargo & Company, Convertible, 7.500%[i]	147,447

	Total	1,703,570

Materials (0.1%)
2,280	CHS, Inc., 7.100%[i]	62,175

	Total	62,175

Utilities (0.2%)
8,000	Southern California Edison Company Trust IV, 5.375%[i]	217,280

	Total	217,280

	Total Preferred Stock (cost $1,898,701)	1,983,025

	Common Stock (0.7%)
Financials (0.7%)
4,725	American Capital Agency Corporation	81,931
9,200	Annaly Capital Management, Inc.	86,296
24,100	Apollo Investment Corporation	125,802
11,100	Ares Capital Corporation	158,175
6,000	Invesco Mortgage Capital, Inc.	74,340
9,450	Solar Capital, Ltd.	155,264

	Total	681,808

	Total Common Stock (cost $798,875)	681,808

Shares or Principal Amount	Short-Term Investments (20.0%)[j]
	Federal Home Loan Mortgage Corporation Discount Notes
200,000	0.100%, 1/8/2016[k]	199,996
	Thrivent Cash Management Trust
19,671,931	0.220%	19,671,931
	U.S. Treasury Bills
25,000	0.175%, 2/4/2016[l]	24,996

	Total Short-Term Investments (at amortized cost)	19,896,923

	Total Investments (cost $115,167,497) 112.1%	$111,748,303

	Other Assets and Liabilities, Net (12.1%)	(12,083,336)

	Total Net Assets 100.0%	$99,664,967

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2015

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Defaulted security. Interest is not being accrued.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2015.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $11,931,875 or 12.0% of total net assets.
h	All or a portion of the security is insured or guaranteed.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
l	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Opportunity Income Plus Portfolio as of December 31, 2015 was $1,685,069 or 1.7% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2015.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	$274,421
Bayview Opportunity Master Fund Trust, 7/28/2019	7/30/2014	38,916
Bayview Opportunity Master Fund Trust, 2/28/2035	9/1/2015	146,662
CAM Mortgage, LLC, 7/15/2064	6/24/2015	126,179
DRB Prime Student Loan Trust, 1/25/2040	12/4/2015	97,521
Pretium Mortgage Credit Partners, LLC, 10/27/2030	10/6/2015	195,327
Pretium Mortgage Credit Partners, LLC, 11/27/2030	11/6/2015	199,810
Sunset Mortgage Loan Company, LLC, 9/16/2045	10/2/2015	180,552
U.S. Residential Opportunity Fund III Trust, 1/27/2035	2/6/2015	134,360
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	346,359

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (96.0%)	Value
Consumer Discretionary (13.6%)
7,050	American Public Education, Inc.[a]	$131,201
5,580	Arctic Cat, Inc.	91,400
16,737	Barnes & Noble Education, Inc.[a]	166,533
26,760	Barnes & Noble, Inc.	233,080
7,980	Big 5 Sporting Goods Corporation	79,720
448	Biglari Holdings, Inc.[a]	145,967
8,850	BJ’s Restaurants, Inc.[a]	384,710
4,930	Blue Nile, Inc.[a]	183,051
8,900	Bob Evans Farms, Inc.	345,765
34,180	Boyd Gaming Corporation[a]	679,157
12,110	Buckle, Inc.[b]	372,746
18,805	Caleres, Inc.	504,350
38,440	Callaway Golf Company	362,105
4,660	Capella Education Company	215,385
29,020	Career Education Corporation[a]	105,343
11,290	Cato Corporation	415,698
8,680	Children’s Place, Inc.	479,136
9,870	Core-Mark Holding Company, Inc.	808,748
31,630	Crocs, Inc.[a]	323,891
7,190	DineEquity, Inc.	608,777
13,280	Dorman Products, Inc.[a,b]	630,402
10,410	Drew Industries, Inc.	633,865
23,113	E.W. Scripps Company	439,147
11,240	Ethan Allen Interiors, Inc.	312,697
30,710	Express, Inc.[a]	530,669
19,293	Finish Line, Inc.	348,817
23,440	Five Below, Inc.[a,b]	752,424
17,930	Francesca’s Holdings Corporation[a]	312,161
14,920	Fred’s, Inc.	244,240
7,870	FTD Companies, Inc.[a]	205,958
49,470	Gannett Company, Inc.	805,866
9,520	Genesco, Inc.[a]	541,022
15,620	Gentherm, Inc.[a]	740,388
17,280	G-III Apparel Group, Ltd.[a]	764,813
9,690	Group 1 Automotive, Inc.	733,533
20,360	Harte-Hanks, Inc.	65,966
8,610	Haverty Furniture Companies, Inc.	184,598
12,100	Helen of Troy, Ltd.[a]	1,140,425
9,800	Hibbett Sports, Inc.[a,b]	296,352
20,510	Iconix Brand Group, Inc.[a,b]	140,083
7,150	Installed Building Products, Inc.[a]	177,534
16,790	Interval Leisure Group, Inc.[b]	262,092
12,480	iRobot Corporation[a,b]	441,792
6,760	Kirkland’s, Inc.	98,020
21,650	La-Z-Boy, Inc.	528,693
10,200	Lithia Motors, Inc.	1,088,034
11,640	Lumber Liquidators Holdings, Inc.[a]	202,070
10,520	M/I Homes, Inc.[a]	230,598
8,240	Marcus Corporation	156,313
10,960	MarineMax, Inc.[a]	201,883
11,580	Marriott Vacations Worldwide Corporation	659,481
20,750	Men’s Wearhouse, Inc.	304,610
15,880	Meritage Homes Corporation[a]	539,761
4,630	Monarch Casino & Resort, Inc.[a]	105,194
13,770	Monro Muffler Brake, Inc.	911,849
7,850	Motorcar Parts of America, Inc.[a]	265,409
6,980	Movado Group, Inc.	179,456
12,400	Nutrisystem, Inc.	268,336
7,490	Outerwall, Inc.	273,685
6,270	Oxford Industries, Inc.	400,151
12,360	Papa John’s International, Inc.	690,553
23,050	Pep Boys - Manny, Moe & Jack[a]	424,351
5,050	Perry Ellis International, Inc.[a]	93,021
8,670	PetMed Express, Inc.[b]	148,604
26,150	Pinnacle Entertainment, Inc.[a]	813,788
18,362	Pool Corporation	1,483,282
9,720	Popeyes Louisiana Kitchen, Inc.[a]	568,620
5,980	Red Robin Gourmet Burgers, Inc.[a]	369,205
16,370	Regis Corporation[a]	231,636
26,580	Ruby Tuesday, Inc.[a]	146,456
15,030	Ruth’s Hospitality Group, Inc.	239,278
11,460	Scholastic Corporation	441,898
21,020	Scientific Games Corporation[a,b]	188,549
21,830	Select Comfort Corporation[a]	467,380
8,460	Sizmek, Inc.[a]	30,879
13,840	Sonic Automotive, Inc.	314,998
21,172	Sonic Corporation	684,067
13,600	Stage Stores, Inc.	123,896
6,320	Stamps.com, Inc.[a]	692,735
8,490	Standard Motor Products, Inc.	323,045
12,800	Stein Mart, Inc.	86,144
24,045	Steven Madden, Ltd.[a]	726,640
4,710	Strayer Education, Inc.[a]	283,165
8,040	Sturm, Ruger & Company, Inc.	479,264
9,960	Superior Industries International, Inc.	183,463
27,080	Texas Roadhouse, Inc.	968,652
16,000	TopBuild Corporation[a]	492,320
18,790	Tuesday Morning Corporation[a]	122,135
23,940	Tumi Holdings, Inc.[a]	398,122
6,460	Unifi, Inc.[a]	181,849
6,240	Universal Electronics, Inc.[a]	320,424
9,080	Universal Technical Institute, Inc.	42,313
12,530	Vitamin Shoppe, Inc.[a]	409,731
8,610	VOXX International Corporation[a]	45,289
11,640	Winnebago Industries, Inc.	231,636
43,950	Wolverine World Wide, Inc.	734,405
8,550	Zumiez, Inc.[a]	129,276

	Total	38,066,219

Consumer Staples (2.7%)
11,240	Andersons, Inc.	355,521
25,020	B&G Foods, Inc.	876,200
6,320	Calavo Growers, Inc.	309,680
13,400	Cal-Maine Foods, Inc.[b]	620,956
4,250	Central Garden & Pet Company[a]	57,460
14,080	Central Garden & Pet Company, Class Aa	191,488
70,590	Darling Ingredients, Inc.[a]	742,607
11,400	Diamond Foods, Inc.[a]	439,470
7,300	Inter Parfums, Inc.	173,886
6,350	J & J Snack Foods Corporation	740,855
4,000	Medifast, Inc.	121,520
8,460	Sanderson Farms, Inc.[b]	655,819
2,570	Seneca Foods Corporation[a]	74,479
22,560	Snyder’s-Lance, Inc.	773,808
16,180	SpartanNash Company	350,135
9,790	Universal Corporation[b]	549,023
5,750	WD-40 Company	567,238

	Total	7,600,145

Energy (2.4%)
29,180	Archrock, Inc.	219,433
16,260	Basic Energy Services, Inc.[a,b]	43,577
20,950	Bill Barrett Corporation[a]	82,333
16,730	Bonanza Creek Energy, Inc.[a,b]	88,167
14,740	Bristow Group, Inc.	381,766
8,080	CARBO Ceramics, Inc.[b]	138,976
22,840	Carrizo Oil & Gas, Inc.[a]	675,607
25,370	Cloud Peak Energy, Inc.[a]	52,769
7,510	Contango Oil & Gas Company[a]	48,139

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (96.0%)	Value
Energy (2.4%) - continued
8,200	Era Group, Inc.[a]	$91,430
15,285	Exterran Corporation[a]	245,324
5,570	Geospace Technologies Corporation[a,b]	78,370
15,240	Green Plains, Inc.	348,996
5,680	Gulf Island Fabrication, Inc.	59,413
10,900	Gulfmark Offshore, Inc.[a,b]	50,903
41,430	Helix Energy Solutions Group, Inc.[a]	217,922
13,370	Hornbeck Offshore Services, Inc.[a]	132,898
11,350	Matrix Service Company[a]	233,129
35,770	Newpark Resources, Inc.[a]	188,866
22,930	Northern Oil and Gas, Inc.[a,b]	88,510
16,920	PDC Energy, Inc.[a]	903,190
27,270	Pioneer Energy Services Corporation[a]	59,176
2,450	REX American Resources Corporation[a,b]	132,471
20,970	Rex Energy Corporation[a,b]	22,018
6,810	SEACOR Holdings, Inc.[a]	357,934
24,220	Stone Energy Corporation[a]	103,904
42,810	Synergy Resources Corporation[a]	364,741
16,490	Tesco Corporation	119,388
33,730	TETRA Technologies, Inc.[a]	253,650
19,560	Tidewater, Inc.[b]	136,138
22,650	U.S. Silica Holdings, Inc.[b]	424,234
21,370	Unit Corporation[a]	260,714

	Total	6,604,086

Financials (23.4%)
29,688	Acadia Realty Trust	984,157
8,320	Agree Realty Corporation	282,797
17,040	American Assets Trust, Inc.	653,484
35,130	American Equity Investment Life Holding Company	844,174
11,030	Ameris Bancorp	374,910
8,230	AMERISAFE, Inc.	418,907
39,030	Astoria Financial Corporation	618,625
18,190	Bank Mutual Corporation	141,882
8,740	Banner Corporation	400,816
33,980	BBCN Bancorp, Inc.	585,136
24,480	Bofi Holding, Inc.[a,b]	515,304
36,030	Boston Private Financial Holdings, Inc.	408,580
30,110	Brookline Bancorp, Inc.	346,265
7,420	Calamos Asset Management, Inc.	71,826
41,350	Capstead Mortgage Corporation	361,399
13,910	Cardinal Financial Corporation	316,452
20,752	CareTrust REIT, Inc.	227,234
10,840	Cash America International, Inc.	324,658
32,040	Cedar Realty Trust, Inc.	226,843
13,400	Central Pacific Financial Corporation	295,068
25,700	Chesapeake Lodging Trust	646,612
6,590	City Holding Company	300,768
24,920	Columbia Banking System, Inc.	810,149
18,700	Community Bank System, Inc.	746,878
13,210	CoreSite Realty Corporation	749,271
87,920	Cousins Properties, Inc.	829,086
42,480	CVB Financial Corporation	718,762
86,527	DiamondRock Hospitality Company	834,986
13,145	Dime Community Bancshares, Inc.	229,906
13,840	EastGroup Properties, Inc.	769,642
23,903	Education Realty Trust, Inc.	905,446
7,180	eHealth, Inc.[a]	71,656
13,790	Employers Holdings, Inc.	376,467
10,060	Encore Capital Group, Inc.[a,b]	292,545
11,677	Enova International, Inc.[a]	77,185
25,630	EPR Properties	1,498,074
16,900	Evercore Partners, Inc.	913,783
22,140	EZCORP, Inc.[a]	110,479
75,010	F.N.B. Corporation	1,000,633
22,080	Financial Engines, Inc.[b]	743,434
49,393	First BanCorporation[a]	160,527
12,000	First Cash Financial Services, Inc.[a]	449,160
38,130	First Commonwealth Financial Corporation	345,839
26,560	First Financial Bancorp	479,939
28,500	First Financial Bankshares, Inc.[b]	859,845
33,492	First Midwest Bancorp, Inc.	617,258
6,770	First NBC Bank Holding Company[a]	253,130
14,390	Forestar Group, Inc.[a]	157,427
16,530	Four Corners Property Trust, Inc.[a]	399,365
38,280	Franklin Street Properties Corporation	396,198
31,816	GEO Group, Inc.	919,801
11,220	Getty Realty Corporation	192,423
32,470	Glacier Bancorp, Inc.	861,429
30,840	Government Properties Income Trust	489,431
20,120	Green Dot Corporation[a]	330,370
11,730	Greenhill & Company, Inc.	335,595
13,802	Hanmi Financial Corporation	327,383
3,900	HCI Group, Inc.[b]	135,915
43,360	Healthcare Realty Trust, Inc.	1,227,955
14,870	HFF, Inc.	462,011
26,240	Home BancShares, Inc.	1,063,245
17,550	Horace Mann Educators Corporation	582,309
11,300	Independent Bank Corporation	525,676
4,830	Infinity Property & Casualty Corporation	397,171
38,980	Inland Real Estate Corporation	413,968
24,740	Interactive Brokers Group, Inc.	1,078,664
6,610	INTL FCStone, Inc.[a]	221,171
14,370	Investment Technology Group, Inc.	244,577
35,865	Kite Realty Group Trust	929,979
18,870	LegacyTexas Financial Group, Inc.	472,127
3,060	LendingTree, Inc.[a]	273,197
91,199	Lexington Realty Trust	729,592
15,310	LTC Properties, Inc.	660,473
29,619	MB Financial, Inc.	958,767
102,230	Medical Properties Trust, Inc.	1,176,667
60,410	National Penn Bancshares, Inc.	744,855
4,730	Navigators Group, Inc.[a]	405,787
18,650	NBT Bancorp, Inc.	519,962
19,670	Northfield Bancorp, Inc.	313,146
43,720	Northwest Bancshares, Inc.	585,411
18,540	OFG Bancorp[b]	135,713
49,200	Old National Bancorp	667,152
16,170	Oritani Financial Corporation	266,805
35,040	Parkway Properties, Inc.	547,675
29,900	Pennsylvania Real Estate Investment Trust	653,913
15,130	Pinnacle Financial Partners, Inc.	777,077
6,530	Piper Jaffray Companies[a]	263,812
20,490	PRA Group, Inc.[a]	710,798
33,950	PrivateBancorp, Inc.	1,392,629
22,910	ProAssurance Corporation	1,111,822
25,300	Provident Financial Services, Inc.	509,795
8,380	PS Business Parks, Inc.	732,663
42,860	Retail Opportunity Investments Corporation	767,194
16,260	RLI Corporation	1,004,055
14,970	S & T Bancorp, Inc.	461,375
27,930	Sabra Healthcare REIT, Inc.	565,024
5,950	Safety Insurance Group, Inc.	335,461

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (96.0%)	Value
Financials (23.4%) - continued
4,950	Saul Centers, Inc.	$253,786
24,650	Selective Insurance Group, Inc.	827,747
12,050	Simmons First National Corporation	618,888
10,100	Southside Bancshares, Inc.	242,602
51,299	Sterling Bancorp	832,070
9,570	Stewart Information Services Corporation	357,248
37,250	Summit Hotel Properties, Inc.	445,138
26,950	Talmer Bancorp, Inc.	488,065
19,680	Texas Capital Bancshares, Inc.[a]	972,586
5,280	Tompkins Financial Corporation	296,525
40,912	TrustCo Bank Corporation	251,200
17,990	UMB Financial Corporation	837,434
27,780	United Bankshares, Inc.	1,027,582
24,885	United Community Banks, Inc.	485,009
9,070	United Fire Group, Inc.	347,472
7,750	United Insurance Holdings Corporation	132,525
5,290	Universal Health Realty Income Trust	264,553
13,910	Universal Insurance Holdings, Inc.[b]	322,434
11,450	Urstadt Biddle Properties, Inc.	220,298
2,910	Virtus Investment Partners, Inc.	341,809
11,420	Walker & Dunlop, Inc.[a]	329,010
11,000	Westamerica Bancorporation	514,250
30,610	Wilshire Bancorp, Inc.	353,545
20,770	Wintrust Financial Corporation	1,007,760
3,562	World Acceptance Corporation[a,b]	132,150

	Total	65,526,673

Health Care (13.0%)
9,160	Abaxis, Inc.	510,029
16,760	ABIOMED, Inc.[a]	1,513,093
12,640	Aceto Corporation	341,027
18,440	Acorda Therapeutics, Inc.[a]	788,863
5,180	Adeptus Health, Inc.[a]	282,414
34,300	Affymetrix, Inc.[a,b]	346,087
15,320	Air Methods Corporation[a]	642,368
11,500	Albany Molecular Research, Inc.[a,b]	228,275
3,540	Almost Family, Inc.[a]	135,334
12,133	Amedisys, Inc.[a]	477,069
20,460	AMN Healthcare Services, Inc.[a]	635,283
5,340	Analogic Corporation	441,084
11,410	AngioDynamics, Inc.[a]	138,517
3,240	ANI Pharmaceuticals, Inc.[a,b]	146,205
6,320	Anika Therapeutics, Inc.[a]	241,171
13,430	Cambrex Corporation[a]	632,419
15,345	Cantel Medical Corporation	953,538
7,240	Chemed Corporation[b]	1,084,552
4,500	Computer Programs and Systems, Inc.[b]	223,875
11,060	CONMED Corporation	487,193
4,430	CorVel Corporation[a]	194,566
14,110	Cross Country Healthcare, Inc.[a]	231,263
10,800	CryoLife, Inc.	116,424
9,770	Cynosure, Inc.[a]	436,426
25,850	Depomed, Inc.[a]	468,660
12,950	Emergent Biosolutions, Inc.[a]	518,129
5,560	Enanta Pharmaceuticals, Inc.[a]	183,591
20,260	Ensign Group, Inc.	458,484
17,010	ExamWorks Group, Inc.[a]	452,466
10,790	Greatbatch, Inc.[a]	566,475
21,760	Haemonetics Corporation[a]	701,542
15,030	Hanger, Inc.[a]	247,243
14,980	HealthEquity, Inc.[a]	375,549
10,570	HealthStream, Inc.[a]	232,540
13,380	Healthways, Inc.[a]	172,201
36,780	HMS Holdings Corporation[a]	453,865
6,180	ICU Medical, Inc.[a]	696,980
28,210	Impax Laboratories, Inc.[a]	1,206,260
6,170	Inogen, Inc.[a]	247,355
12,460	Integra LifeSciences Holdings Corporation[a]	844,539
12,860	Invacare Corporation	223,635
35,659	Kindred Healthcare, Inc.	424,699
4,080	Landauer, Inc.	134,314
11,780	Lannett Company, Inc.[a,b]	472,614
5,530	LHC Group, Inc.[a]	250,454
7,760	Ligand Pharmaceuticals, Inc.[a]	841,339
16,480	Luminex Corporation[a]	352,507
11,050	Magellan Health Services, Inc.[a]	681,343
19,560	Masimo Corporation[a]	811,936
25,560	MedAssets, Inc.[a]	790,826
29,750	Medicines Company[a,b]	1,110,865
23,630	Medidata Solutions, Inc.[a]	1,164,723
18,000	Meridian Bioscience, Inc.	369,360
19,095	Merit Medical Systems, Inc.[a]	354,976
42,200	MiMedx Group, Inc.[a,b]	395,414
26,930	Momenta Pharmaceuticals, Inc.[a]	399,641
14,220	Natus Medical, Inc.[a]	683,271
56,580	Nektar Therapeutics[a,b]	953,373
16,015	Neogen Corporation[a]	905,168
21,070	NuVasive, Inc.[a]	1,140,098
15,310	Omnicell, Inc.[a]	475,835
12,890	PharMerica Corporation[a]	451,150
7,840	Phibro Animal Health Corporation	236,219
22,540	Prestige Brands Holdings, Inc.[a]	1,160,359
5,450	Providence Service Corporation[a]	255,714
19,190	Quality Systems, Inc.	309,343
14,120	Repligen Corporation[a]	399,455
10,150	Sagent Pharmaceuticals, Inc.[a]	161,486
45,090	Select Medical Holdings Corporation	537,022
25,220	Spectrum Pharmaceuticals, Inc.[a]	152,077
14,820	Supernus Pharmaceuticals, Inc.[a]	199,181
5,570	SurModics, Inc.[a]	112,904
5,320	U.S. Physical Therapy, Inc.	285,578
7,550	Vascular Solutions, Inc.[a]	259,644

	Total	36,509,477

Industrials (16.2%)
17,332	AAON, Inc.	402,449
14,190	AAR Corporation	373,055
24,220	ABM Industries, Inc.	689,543
25,670	Actuant Corporation	615,053
15,490	Aegion Corporation[a]	299,112
27,540	Aerojet Rocketdyne Holdings, Inc.[a]	431,276
8,860	Aerovironment, Inc.[a]	261,104
12,370	Albany International Corporation	452,123
5,650	Allegiant Travel Company	948,239
3,050	American Science & Engineering, Inc.	126,209
5,870	American Woodmark Corporation[a]	469,483
12,350	Apogee Enterprises, Inc.	537,349
16,940	Applied Industrial Technologies, Inc.	685,901
10,380	ArcBest Corporation	222,028
8,100	Astec Industries, Inc.	329,670
10,540	Atlas Air Worldwide Holdings, Inc.[a]	435,724
11,020	AZZ, Inc.	612,381
22,120	Barnes Group, Inc.	782,827
20,240	Brady Corporation	465,115
19,050	Briggs & Stratton Corporation	329,565
21,030	Brink’s Company	606,926
6,270	CDI Corporation	42,385

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (96.0%)	Value
Industrials (16.2%) - continued
12,010	Celadon Group, Inc.	$118,779
12,890	Chart Industries, Inc.[a]	231,504
7,050	CIRCOR International, Inc.	297,157
15,990	Comfort Systems USA, Inc.	454,436
9,410	Cubic Corporation	444,622
19,670	Curtiss-Wright Corporation	1,347,395
5,580	DXP Enterprises, Inc.[a]	127,224
13,930	Dycom Industries, Inc.[a]	974,543
11,000	Echo Global Logistics, Inc.[a]	224,290
26,950	EMCOR Group, Inc.	1,294,678
8,910	Encore Wire Corporation	330,472
19,180	EnerSys	1,072,737
7,402	Engility Holdings, Inc.	240,417
9,420	EnPro Industries, Inc.	412,973
10,980	ESCO Technologies, Inc.	396,817
16,060	Essendant, Inc.	522,111
11,140	Exponent, Inc.	556,443
26,730	Federal Signal Corporation	423,670
13,260	Forward Air Corporation	570,313
16,420	Franklin Electric Company, Inc.	443,833
8,660	G & K Services, Inc.	544,714
21,080	General Cable Corporation	283,104
12,640	Gibraltar Industries, Inc.[a]	321,562
11,780	Greenbrier Companies, Inc.	384,264
16,220	Griffon Corporation	288,716
33,930	Harsco Corporation	267,368
20,330	Hawaiian Holdings, Inc.[a]	718,259
30,877	Healthcare Services Group, Inc.	1,076,681
25,858	Heartland Express, Inc.[b]	440,103
7,360	Heidrick & Struggles International, Inc.	200,339
26,950	Hillenbrand, Inc.	798,529
15,330	Hub Group, Inc.[a]	505,123
8,010	Insperity, Inc.	385,682
28,360	Interface, Inc.	542,810
12,510	John Bean Technologies Corporation	623,373
11,670	Kaman Corporation	476,253
12,680	Kelly Services, Inc.	204,782
26,310	Knight Transportation, Inc.	637,491
22,020	Korn/Ferry International	730,624
4,850	Lindsay Corporation[b]	351,140
7,250	Lydall, Inc.[a]	257,230
10,090	Marten Transport, Ltd.	178,593
18,700	Matson, Inc.	797,181
14,140	Matthews International Corporation	755,783
19,080	Mobile Mini, Inc.	593,960
14,340	Moog, Inc.[a]	869,004
24,550	Mueller Industries, Inc.	665,305
8,910	MYR Group, Inc.[a]	183,635
2,080	National Presto Industries, Inc.[b]	172,349
20,460	Navigant Consulting, Inc.[a]	328,588
20,290	On Assignment, Inc.[a]	912,035
11,530	Orion Marine Group, Inc.[a]	48,080
20,860	PGT, Inc.[a]	237,595
3,790	Powell Industries, Inc.	98,654
14,495	Quanex Building Products Corporation	302,221
21,850	Republic Airways Holdings, Inc.[a]	85,871
15,960	Resources Connection, Inc.	260,786
12,970	Roadrunner Transportation Systems, Inc.[a]	122,307
10,650	Saia, Inc.[a]	236,962
17,700	Simpson Manufacturing Company, Inc.	604,455
21,840	SkyWest, Inc.	415,397
17,430	SPX Corporation	162,622
17,580	SPX FLOW, Inc.[a]	490,658
5,510	Standex International Corporation	458,157
23,040	TASER International, Inc.[a,b]	398,362
7,670	Tennant Company	431,514
25,486	Tetra Tech, Inc.	663,146
18,380	Titan International, Inc.	72,417
18,030	TrueBlue, Inc.[a]	464,453
9,350	U.S. Ecology, Inc.	340,714
6,560	UniFirst Corporation	683,552
8,660	Universal Forest Products, Inc.	592,084
39,730	UTi Worldwide, Inc.[a]	279,302
3,490	Veritiv Corporation[a]	126,408
8,630	Viad Corporation	243,625
7,100	Vicor Corporation[a]	64,752
15,370	WageWorks, Inc.[a]	697,337
12,050	Watts Water Technologies, Inc.	598,524

	Total	45,276,466

Information Technology (15.7%)
21,380	ADTRAN, Inc.	368,164
17,640	Advanced Energy Industries, Inc.[a]	497,977
6,520	Agilysys, Inc.[a]	65,135
12,190	Anixter International, Inc.[a]	736,154
6,290	Badger Meter, Inc.[b]	368,531
3,810	Bel Fuse, Inc.	65,875
21,830	Benchmark Electronics, Inc.[a]	451,226
6,470	Black Box Corporation	61,659
19,920	Blackbaud, Inc.	1,311,931
17,580	Blucora, Inc.[a]	172,284
16,390	Bottomline Technologies (de), Inc.[a]	487,275
29,067	Brooks Automation, Inc.	310,436
10,370	Cabot Microelectronics Corporation[a]	453,999
10,510	CACI International, Inc.[a]	975,118
15,740	CalAmp Corporation[a]	313,698
19,360	Cardtronics, Inc.[a]	651,464
8,830	CEVA, Inc.[a]	206,269
18,370	Checkpoint Systems, Inc.	115,180
31,130	Ciber, Inc.[a]	109,266
27,620	Cirrus Logic, Inc.[a]	815,619
10,420	Coherent, Inc.[a]	678,446
10,710	Cohu, Inc.	129,270
13,970	comScore, Inc.[a]	574,865
6,980	Comtech Telecommunications Corporation	140,228
13,830	Constant Contact, Inc.[a]	404,389
14,090	CSG Systems International, Inc.	506,958
14,070	CTS Corporation	248,195
16,640	Daktronics, Inc.	145,101
17,910	DHI Group, Inc.[a]	164,235
10,830	Digi International, Inc.[a]	123,245
16,570	Diodes, Inc.[a]	380,779
9,320	DSP Group, Inc.[a]	87,981
7,510	DTS, Inc.[a]	169,576
11,280	Ebix, Inc.	369,871
11,770	Electro Scientific Industries, Inc.[a]	61,086
20,570	Electronics for Imaging, Inc.[a]	961,442
14,040	EPIQ Systems, Inc.	183,503
2,510	ePlus, Inc.[a]	234,083
20,780	Exar Corporation[a]	127,381
14,150	ExlService Holdings, Inc.[a]	635,760
13,150	Fabrinet[a]	313,233
7,580	FARO Technologies, Inc.[a]	223,762
4,300	Forrester Research, Inc.	122,464
37,760	Harmonic, Inc.[a]	153,683
15,860	Heartland Payment Systems, Inc.	1,503,845
22,780	II-VI, Inc.[a]	422,797

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (96.0%)	Value
Information Technology (15.7%) - continued
15,955	Insight Enterprises, Inc.[a]	$400,790
7,550	Interactive Intelligence Group, Inc.[a]	237,221
16,240	Itron, Inc.[a]	587,563
26,100	Ixia[a]	324,423
26,810	Kopin Corporation[a]	72,923
30,160	Kulicke and Soffa Industries, Inc.[a]	351,967
10,470	Liquidity Services, Inc.[a]	68,055
9,600	Littelfuse, Inc.	1,027,296
21,250	LivePerson, Inc.[a]	143,437
10,750	LogMeIn, Inc.[a]	721,325
19,930	Lumentum Holdings, Inc.[a]	438,859
10,510	ManTech International Corporation	317,822
14,170	Mercury Systems, Inc.[a]	260,161
16,520	Methode Electronics, Inc.	525,832
41,160	Microsemi Corporation[a]	1,341,404
4,020	MicroStrategy, Inc.[a]	720,746
22,880	MKS Instruments, Inc.	823,680
15,640	Monolithic Power Systems, Inc.	996,424
17,270	Monotype Imaging Holdings, Inc.	408,263
39,320	Monster Worldwide, Inc.[a]	225,304
6,360	MTS Systems Corporation	403,288
10,360	Nanometrics, Inc.[a]	156,850
13,590	NETGEAR, Inc.[a]	569,557
16,590	Newport Corporation[a]	263,283
26,380	NIC, Inc.	519,158
7,900	OSI Systems, Inc.[a]	700,414
8,690	Park Electrochemical Corporation	130,871
15,210	Perficient, Inc.[a]	260,395
14,380	Plexus Corporation[a]	502,150
12,240	Power Integrations, Inc.	595,231
21,740	Progress Software Corporation[a]	521,760
35,980	QLogic Corporation[a]	438,956
15,310	QuinStreet, Inc.[a]	65,680
50,070	Rambus, Inc.[a,b]	580,311
12,260	Rofin-Sinar Technologies, Inc.[a]	328,323
7,740	Rogers Corporation[a]	399,152
35,020	Rovi Corporation[a]	583,433
38,150	Ruckus Wireless, Inc.[a]	408,587
13,390	Rudolph Technologies, Inc.[a]	190,406
34,030	Sanmina Corporation[a]	700,337
11,460	ScanSource, Inc.[a]	369,241
27,920	Semtech Corporation[a]	528,246
15,680	Super Micro Computer, Inc.[a]	384,317
16,690	Sykes Enterprises, Inc.[a]	513,718
17,090	Synchronoss Technologies, Inc.[a]	602,081
36,510	Take-Two Interactive Software, Inc.[a]	1,272,008
16,070	Tangoe, Inc.[a]	134,827
7,060	TeleTech Holdings, Inc.	197,045
20,660	Tessera Technologies, Inc.	620,007
27,810	TTM Technologies, Inc.[a]	181,043
11,330	Ultratech, Inc.[a]	224,561
12,870	VASCO Data Security International, Inc.[a,b]	215,315
17,550	Veeco Instruments, Inc.[a]	360,828
19,040	ViaSat, Inc.[a,b]	1,161,630
99,450	Viavi Solutions, Inc.[a]	605,650
11,680	Virtusa Corporation[a]	482,851
10,180	XO Group, Inc.[a]	163,491

	Total	43,931,934

Materials (4.2%)
12,560	A. Schulman, Inc.	384,838
75,850	AK Steel Holding Corporation[a]	169,904
10,900	American Vanguard Corporation	152,709
13,530	Balchem Corporation	822,624
16,520	Boise Cascade Company[a]	421,756
22,110	Calgon Carbon Corporation	381,397
21,010	Century Aluminum Company[a]	92,864
7,630	Clearwater Paper Corporation[a]	347,394
4,690	Deltic Timber Corporation	276,100
22,830	Flotek Industries, Inc.[a,b]	261,175
9,840	FutureFuel Corporation	132,840
21,680	H.B. Fuller Company	790,670
4,040	Hawkins, Inc.	144,511
5,350	Haynes International, Inc.	196,292
31,490	Headwaters, Inc.[a]	531,236
8,270	Innophos Holdings, Inc.	239,665
10,410	Innospec, Inc.	565,367
24,530	Intrepid Potash, Inc.[a]	72,363
7,630	Kaiser Aluminum Corporation	638,326
36,780	KapStone Paper and Packaging Corporation	830,860
8,760	Koppers Holdings, Inc.[a]	159,870
13,090	Kraton Performance Polymers, Inc.[a]	217,425
8,230	LSB Industries, Inc.[a]	59,667
8,500	Materion Corporation	238,000
9,613	Myers Industries, Inc.	128,045
7,160	Neenah Paper, Inc.	446,999
3,870	Olympic Steel, Inc.	44,815
18,680	PH Glatfelter Company	344,459
5,730	Quaker Chemical Corporation	442,700
18,440	Rayonier Advanced Materials, Inc.	180,528
13,060	Schweitzer-Mauduit International, Inc.	548,389
7,860	Stepan Company	390,563
51,810	Stillwater Mining Company[a]	444,012
27,487	SunCoke Energy, Inc.	95,380
16,350	Timkensteel Corporation	137,013
10,640	Tredegar Corporation	144,917
17,890	Wausau Paper Corporation	183,015

	Total	11,658,688

Telecommunications Services (0.8%)
38,440	8x8, Inc.[a]	440,138
4,600	Atlantic Tele-Network, Inc.	359,858
90,110	Cincinnati Bell, Inc.[a]	324,396
21,680	Consolidated Communications Holdings, Inc.	454,196
12,650	General Communication, Inc.[a]	250,217
34,670	Iridium Communications, Inc.[a,b]	291,575
9,750	Lumos Networks Corporation[a]	109,200
8,760	Spok Holdings, Inc.	160,483

	Total	2,390,063

Utilities (4.0%)
19,753	ALLETE, Inc.	1,004,045
15,840	American States Water Company	664,488
26,780	Avista Corporation	947,209
17,400	El Paso Electric Company	669,900
18,670	Laclede Group, Inc.	1,109,185
36,830	New Jersey Resources Corporation	1,213,917
11,760	Northwest Natural Gas Company	595,173
20,780	NorthWestern Corporation	1,127,315
34,110	Piedmont Natural Gas Company, Inc.	1,944,952
29,630	South Jersey Industries, Inc.	696,898

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (96.0%)	Value
Utilities (4.0%) - continued
20,290	Southwest Gas Corporation	$1,119,196

	Total	11,092,278

	Total Common Stock (cost $207,614,037)	268,656,029

	Collateral Held for Securities Loaned (5.4%)
15,229,214	Thrivent Cash Management Trust	15,229,214

	Total Collateral Held for Securities Loaned (cost $15,229,214)	15,229,214

Shares or Principal Amount	Short-Term Investments (4.0%)[c]
	Federal Home Loan Mortgage Corporation Discount Notes
600,000	0.100%, 1/12/2016[d]	599,981
100,000	0.200%, 2/17/2016	99,974
	Thrivent Cash Management Trust
10,370,336	0.220%	10,370,336

	Total Short-Term Investments (at amortized cost)	11,070,291

	Total Investments (cost $233,913,542) 105.4%	$294,955,534

	Other Assets and Liabilities, Net (5.4%)	(15,087,965)

	Total Net Assets 100.0%	$279,867,569

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Index Portfolio as of December 31, 2015:

Securities Lending Transactions

Common Stock	$14,659,624

Total lending	$14,659,624
Gross amount payable upon return of collateral for securities loaned	$15,229,214

Net amounts due to counterparty	$569,590

Definitions:

REIT - Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (94.2%)	Value
Consumer Discretionary (12.1%)
7,420	Aaron’s, Inc.	$166,134
7,710	Abercrombie & Fitch Company	208,170
7,060	AMC Networks, Inc.[a]	527,241
20,610	American Eagle Outfitters, Inc.[b]	319,455
20,012	Ascena Retail Group, Inc.[a]	197,118
5,710	Big Lots, Inc.	220,063
6,875	Brinker International, Inc.	329,656
10,450	Brunswick Corporation	527,829
2,190	Buffalo Wild Wings, Inc.[a]	349,634
5,680	Cabela’s, Inc.[a,b]	265,426
510	Cable One, Inc.	221,167
8,780	Calatlantic Group, Inc.	332,938
5,980	Carter’s, Inc.	532,399
5,220	Cheesecake Factory, Inc.	240,694
16,090	Chico’s FAS, Inc.	171,680
12,230	Cinemark Holdings, Inc.	408,849
2,760	Cracker Barrel Old Country Store, Inc.[b]	350,051
8,790	CST Brands, Inc.	344,041
17,680	Dana Holding Corporation	243,984
3,730	Deckers Outdoor Corporation[a]	176,056
6,540	DeVry Education Group, Inc.	165,527
10,380	Dick’s Sporting Goods, Inc.	366,933
6,300	Domino’s Pizza, Inc.	700,875
8,200	DreamWorks Animation SKG, Inc.[a,b]	211,314
10,670	Dunkin’ Brands Group, Inc.	454,435
15,770	Foot Locker, Inc.	1,026,469
33,600	Gentex Corporation	537,936
510	Graham Holdings Company	247,335
7,350	Guess ?, Inc.	138,768
3,690	HSN, Inc.	186,972
3,060	International Speedway Corporation	103,183
34,670	J.C. Penney Company, Inc.[a,b]	230,902
4,130	Jack in the Box, Inc.	316,812
23,830	Jarden Corporation[a]	1,361,170
5,720	John Wiley and Sons, Inc.	257,572
14,650	Kate Spade & Company[a]	260,330
10,460	KB Home	128,972
16,870	Live Nation Entertainment, Inc.[a]	414,496
35,350	LKQ Corporation[a]	1,047,421
4,500	M.D.C. Holdings, Inc.	114,885
4,380	Meredith Corporation	189,435
4,500	Murphy USA, Inc.[a]	273,330
14,420	New York Times Company	193,516
420	NVR, Inc.[a]	690,060
57,060	Office Depot, Inc.[a]	321,818
2,750	Panera Bread Company[a]	535,645
6,990	Polaris Industries, Inc.	600,791
6,130	Rent-A-Center, Inc.	91,766
22,520	Service Corporation International	585,970
15,070	Skechers USA, Inc.[a]	455,265
6,920	Sotheby’s Holdings, Inc.[b]	178,259
7,210	Tempur-Pedic International, Inc.[a]	508,017
5,270	Thor Industries, Inc.	295,911
12,760	Time, Inc.	199,949
18,700	Toll Brothers, Inc.[a]	622,710
16,710	Tri Pointe Homes, Inc.[a]	211,716
5,790	Tupperware Brands Corporation	322,214
7,190	Vista Outdoor, Inc.[a]	320,027
25,134	Wendy’s Company	270,693
9,620	Williams-Sonoma, Inc.	561,904

	Total	21,833,888

Consumer Staples (3.3%)
49,960	Avon Products, Inc.	202,338
1,100	Boston Beer Company, Inc.[a]	222,101
4,520	Casey’s General Stores, Inc.	544,434
10,550	Dean Foods Company	180,932
6,900	Edgewell Personal Care Company	540,753
7,160	Energizer Holdings, Inc.	243,870
21,575	Flowers Foods, Inc.	463,647
11,840	Hain Celestial Group, Inc.[a]	478,218
8,250	Ingredion, Inc.	790,680
2,230	Lancaster Colony Corporation	257,476
7,130	Post Holdings, Inc.[a]	439,921
30,810	SUPERVALU, Inc.[a]	208,892
2,050	Tootsie Roll Industries, Inc.[b]	64,759
4,960	TreeHouse Foods, Inc.[a]	389,162
5,760	United Natural Foods, Inc.[a]	226,713
20,280	WhiteWave Foods Company[a]	789,095

	Total	6,042,991

Energy (2.8%)
6,600	Atwood Oceanics, Inc.[b]	67,518
36,050	California Resources Corporation	83,996
39,080	Denbury Resources, Inc.[b]	78,942
4,350	Dril-Quip, Inc.[a]	257,651
8,970	Energen Corporation	367,680
12,390	Gulfport Energy Corporation[a]	304,422
21,060	HollyFrontier Corporation	840,083
32,110	Nabors Industries, Ltd.	273,256
27,210	Noble Corporation	287,066
11,160	Oceaneering International, Inc.	418,723
5,760	Oil States International, Inc.[a]	156,960
16,810	Patterson-UTI Energy, Inc.	253,495
18,240	QEP Resources, Inc.	244,416
14,150	Rowan Companies plc	239,843
7,770	SM Energy Company[b]	152,758
17,150	Superior Energy Services, Inc.	231,011
7,960	Western Refining, Inc.	283,535
8,090	World Fuel Services Corporation	311,141
26,470	WPX Energy, Inc.[a]	151,938

	Total	5,004,434

Financials (25.2%)
5,290	Alexander & Baldwin, Inc.	186,790
8,360	Alexandria Real Estate Equities, Inc.	755,410
1,800	Alleghany Corporation[a]	860,274
12,990	American Campus Communities, Inc.	537,007
8,275	American Financial Group, Inc.	596,462
20,530	Arthur J. Gallagher & Company	840,498
7,020	Aspen Insurance Holdings, Ltd.	339,066
17,403	Associated Banc-Corp	326,306
9,790	BancorpSouth, Inc.	234,862
5,000	Bank of Hawaii Corporation	314,500
9,470	Bank of the Ozarks, Inc.	468,386
23,320	BioMed Realty Trust, Inc.	552,451
13,550	Brown & Brown, Inc.	434,955
10,020	Camden Property Trust	769,135
9,690	Care Capital Properties, Inc.	296,223
8,720	Cathay General Bancorp	273,198
9,550	CBOE Holdings, Inc.	619,795
21,570	CNO Financial Group, Inc.	411,771
9,720	Commerce Bancshares, Inc.	413,489
13,840	Communications Sales & Leasing, Inc.	258,670
10,920	Corporate Office Properties Trust	238,384
13,590	Corrections Corporation of America	359,999
6,350	Cullen/Frost Bankers, Inc.	381,000
16,070	Douglas Emmett, Inc.	501,063
39,860	Duke Realty Corporation	837,857

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (94.2%)	Value
Financials (25.2%) - continued
16,660	East West Bancorp, Inc.	$692,390
13,560	Eaton Vance Corporation	439,751
7,050	Endurance Specialty Holdings, Ltd.	451,130
8,530	Equity One, Inc.	231,590
4,980	Everest Re Group, Ltd.	911,788
14,200	Extra Space Storage, Inc.	1,252,582
8,000	Federal Realty Investment Trust	1,168,800
10,940	Federated Investors, Inc.	313,431
12,580	First American Financial Corporation	451,622
27,730	First Horizon National Corporation	402,640
41,030	First Niagara Financial Group, Inc.	445,176
19,208	FirstMerit Corporation	358,229
20,140	Fulton Financial Corporation	262,021
57,540	Genworth Financial, Inc.[a]	214,624
8,870	Hancock Holding Company	223,258
5,010	Hanover Insurance Group, Inc.	407,513
11,020	Highwoods Properties, Inc.	480,472
17,520	Hospitality Properties Trust	458,148
6,470	International Bancshares Corporation	166,279
16,900	Janus Capital Group, Inc.	238,121
5,170	Jones Lang LaSalle, Inc.	826,476
5,560	Kemper Corporation	207,110
10,630	Kilroy Realty Corporation	672,666
9,450	Lamar Advertising Company	566,811
13,060	LaSalle Hotel Properties	328,590
17,020	Liberty Property Trust	528,471
10,320	Mack-Cali Realty Corporation	240,972
4,300	MarketAxess Holdings, Inc.	479,837
4,200	Mercury General Corporation	195,594
8,720	Mid-America Apartment Communities, Inc.	791,863
10,670	MSCI, Inc.	769,627
15,720	National Retail Properties, Inc.	629,586
56,101	New York Community Bancorp, Inc.[b]	915,568
28,090	Old Republic International Corporation	523,317
18,960	Omega Healthcare Investors, Inc.	663,221
13,070	PacWest Bancorp	563,317
6,250	Post Properties, Inc.	369,750
4,727	Potlatch Corporation	142,944
5,580	Primerica, Inc.	263,543
7,600	Prosperity Bancshares, Inc.	363,736
14,685	Raymond James Financial, Inc.	851,289
14,272	Rayonier, Inc. REIT	316,838
10,860	Regency Centers Corporation	739,783
7,610	Reinsurance Group of America, Inc.	651,036
5,070	RenaissanceRe Holdings, Ltd.	573,873
16,020	SEI Investments Company	839,448
27,380	Senior Housing Property Trust	406,319
5,830	Signature Bank[a]	894,147
49,220	SLM Corporation[a]	320,914
4,150	Sovran Self Storage, Inc.	445,337
4,880	StanCorp Financial Group, Inc.	555,734
8,020	Stifel Financial Corporation[a]	339,727
5,940	SVB Financial Group[a]	706,266
15,120	Synovus Financial Corporation	489,586
10,910	Tanger Factory Outlet Centers, Inc.	356,757
6,910	Taubman Centers, Inc.	530,135
19,620	TCF Financial Corporation	277,034
7,790	Trustmark Corporation	179,482
30,263	UDR, Inc.	1,136,981
25,480	Umpqua Holdings Corporation	405,132
10,640	Urban Edge Properties	249,508
25,924	Valley National Bancorp	255,351
11,385	W.R. Berkley Corporation	623,329
9,600	Waddell & Reed Financial, Inc.	275,136
10,767	Washington Federal, Inc.	256,578
10,630	Webster Financial Corporation	395,330
13,180	Weingarten Realty Investors	455,764
13,080	WisdomTree Investments, Inc.[b]	205,094
21,380	WP Glimcher, Inc.	226,842

	Total	45,378,865

Health Care (9.3%)
9,200	Akorn, Inc.[a]	343,252
8,350	Align Technology, Inc.[a]	549,848
21,790	Allscripts Healthcare Solutions, Inc.[a]	335,130
6,210	AmSurg Corporation[a]	471,960
2,400	Bio-Rad Laboratories, Inc.[a]	332,784
4,250	Bio-Techne Corporation	382,500
11,310	Catalent, Inc.[a]	283,089
13,750	Centene Corporation[a]	904,887
5,380	Charles River Laboratories International, Inc.[a]	432,498
13,566	Community Health Systems, Inc.[a]	359,906
5,630	Cooper Companies, Inc.	755,546
5,350	Halyard Health, Inc.[a]	178,744
8,910	Health Net, Inc.[a]	609,979
6,540	Hill-Rom Holdings, Inc.	314,312
28,220	Hologic, Inc.[a]	1,091,832
10,420	IDEXX Laboratories, Inc.[a]	759,826
5,000	LifePoint Health, Inc.[a]	367,000
4,880	LivaNova plc[a]	289,726
10,850	Mednax, Inc.[a]	777,511
3,150	Mettler-Toledo International, Inc.[a]	1,068,259
4,720	Molina Healthcare, Inc.[a]	283,814
7,250	Owens & Minor, Inc.	260,855
6,150	PAREXEL International Corporation[a]	418,938
16,120	ResMed, Inc.	865,483
6,460	Sirona Dental Systems, Inc.[a]	707,822
9,910	STERIS plc	746,619
4,790	Teleflex, Inc.	629,645
5,260	United Therapeutics Corporation[a]	823,769
9,300	VCA Antech, Inc.[a]	511,500
5,100	Wellcare Health Plans, Inc.[a]	398,871
8,330	West Pharmaceutical Services, Inc.	501,633

	Total	16,757,538

Industrials (14.2%)
8,610	A.O. Smith Corporation	659,612
5,030	Acuity Brands, Inc.	1,176,014
17,440	AECOM[a]	523,723
8,430	AGCO Corporation[b]	382,638
14,610	Alaska Air Group, Inc.	1,176,251
11,940	B/E Aerospace, Inc.	505,898
7,490	Carlisle Companies, Inc.	664,288
5,750	CLARCOR, Inc.	285,660
6,020	Clean Harbors, Inc.[a]	250,733
11,690	Copart, Inc.[a]	444,337
3,820	Corporate Executive Board Company	234,510
5,680	Crane Company	271,731
5,690	Deluxe Corporation	310,333
14,220	Donaldson Company, Inc.	407,545
3,400	Esterline Technologies Corporation[a]	275,400
18,370	Fortune Brands Home and Security, Inc.	1,019,535
4,820	FTI Consulting, Inc.[a]	167,061
4,900	GATX Corporation	208,495
6,490	Genesee & Wyoming, Inc.[a]	348,448
6,410	Graco, Inc.	461,969

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (94.2%)	Value
Industrials (14.2%) - continued
4,530	Granite Construction, Inc.	$194,382
6,920	Herman Miller, Inc.	198,604
5,090	HNI Corporation	183,546
6,230	Hubbell, Inc.	629,479
5,441	Huntington Ingalls Industries, Inc.	690,191
8,810	IDEX Corporation	674,934
10,280	ITT Corporation	373,370
36,525	JetBlue Airways Corporation[a]	827,291
11,210	Joy Global, Inc.[b]	141,358
16,580	KBR, Inc.	280,534
9,160	Kennametal, Inc.	175,872
6,190	Kirby Corporation[a]	325,718
6,075	KLX, Inc.[a]	187,049
4,960	Landstar System, Inc.	290,904
4,590	Lennox International, Inc.	573,291
7,580	Lincoln Electric Holdings, Inc.	393,326
8,460	Manpower, Inc.	713,093
3,680	Mine Safety Appliances Company	159,970
5,560	MSC Industrial Direct Company, Inc.	312,861
6,190	Nordson Corporation	397,089
12,480	NOW, Inc.[a,b]	197,434
7,970	Old Dominion Freight Line, Inc.[a]	470,788
6,760	Orbital ATK, Inc.	603,938
8,600	Oshkosh Corporation	335,744
24,000	R.R. Donnelley & Sons Company	353,280
5,120	Regal-Beloit Corporation	299,622
10,838	Rollins, Inc.	280,704
4,060	Teledyne Technologies, Inc.[a]	360,122
12,520	Terex Corporation	231,370
8,270	Timken Company	236,439
6,330	Toro Company	462,533
8,020	Towers Watson & Company	1,030,249
17,570	Trinity Industries, Inc.	422,031
5,640	Triumph Group, Inc.	224,190
2,660	Valmont Industries, Inc.	282,013
10,990	Wabtec Corporation	781,609
14,140	Waste Connections, Inc.	796,365
2,960	Watsco, Inc.	346,705
5,090	Werner Enterprises, Inc.	119,055
6,550	Woodward, Inc.	325,273

	Total	25,656,507

Information Technology (16.2%)
12,210	3D Systems Corporation[a,b]	106,105
13,750	ACI Worldwide, Inc.[a]	294,250
9,010	Acxiom Corporation[a]	188,489
73,520	Advanced Micro Devices, Inc.[a,b]	211,002
10,270	ANSYS, Inc.[a]	949,975
15,580	Arris Group, Inc.[a]	476,281
10,820	Arrow Electronics, Inc.[a]	586,228
48,420	Atmel Corporation	416,896
15,280	Avnet, Inc.	654,595
4,840	Belden, Inc.	230,771
13,680	Broadridge Financial Solutions, Inc.	735,026
34,360	Cadence Design Systems, Inc.[a]	715,032
18,340	CDK Global, Inc.	870,600
14,700	Ciena Corporation[a]	304,143
9,870	Cognex Corporation	333,310
4,870	CommVault Systems, Inc.[a]	191,635
15,920	Computer Sciences Corporation	520,266
11,250	Convergys Corporation	280,013
10,230	CoreLogic, Inc.[a]	346,388
11,920	Cree, Inc.[a,b]	317,906
38,510	Cypress Semiconductor Corporation[b]	377,783
7,510	Diebold, Inc.	225,976
3,740	DST Systems, Inc.	426,584
4,800	FactSet Research Systems, Inc.	780,336
3,590	Fair Isaac Corporation	338,106
13,090	Fairchild Semiconductor International, Inc.[a]	271,094
4,700	FEI Company	375,013
16,900	Fortinet, Inc.[a]	526,773
9,550	Gartner, Inc.[a]	866,185
14,970	Global Payments, Inc.	965,715
18,030	Ingram Micro, Inc.	547,751
17,000	Integrated Device Technology, Inc.[a]	447,950
4,100	InterDigital, Inc.	201,064
15,240	Intersil Corporation	194,462
4,200	IPG Photonics Corporation[a,b]	374,472
5,320	j2 Global, Inc.	437,942
21,920	Jabil Circuit, Inc.	510,517
9,260	Jack Henry & Associates, Inc.	722,836
19,680	Keysight Technologies, Inc.[a]	557,534
10,150	Knowles Corporation[a,b]	135,300
7,415	Leidos Holdings, Inc.	417,168
7,120	Lexmark International, Inc.	231,044
8,450	Manhattan Associates, Inc.[a]	559,137
7,520	MAXIMUS, Inc.	423,000
11,510	Mentor Graphics Corporation	212,014
11,652	National Instruments Corporation	334,296
14,300	NCR Corporation[a]	349,778
11,420	NetScout Systems, Inc.[a]	350,594
6,200	NeuStar, Inc.[a,b]	148,614
13,240	Parametric Technology Corporation[a]	458,501
3,920	Plantronics, Inc.	185,887
15,380	Polycom, Inc.[a]	193,634
13,180	Rackspace Hosting, Inc.[a]	333,718
4,794	Science Applications International Corporation	219,469
4,450	Silicon Laboratories, Inc.[a]	216,003
7,210	Solarwinds, Inc.[a]	424,669
7,750	Solera Holdings, Inc.	424,933
36,160	Sunedison, Inc.[a,b]	184,054
4,210	Synaptics, Inc.[a]	338,231
3,390	SYNNEX Corporation	304,863
18,030	Synopsys, Inc.[a]	822,348
4,030	Tech Data Corporation[a]	267,511
23,660	Teradyne, Inc.	489,052
28,910	Trimble Navigation, Ltd.[a]	620,120
3,760	Tyler Technologies, Inc.[a]	655,443
3,310	Ultimate Software Group, Inc.[a]	647,138
13,220	VeriFone Systems, Inc.[a]	370,424
15,620	Vishay Intertechnology, Inc.	188,221
4,420	WEX, Inc.[a]	390,728
6,000	Zebra Technologies Corporation[a]	417,900

	Total	29,190,796

Materials (6.1%)
12,960	Albemarle Corporation	725,890
12,540	Allegheny Technologies, Inc.	141,075
7,210	AptarGroup, Inc.	523,806
7,250	Ashland, Inc.	744,575
11,040	Bemis Company, Inc.	493,378
7,230	Cabot Corporation	295,562
5,620	Carpenter Technology Corporation	170,117
21,550	Chemours Company	115,508
13,410	Commercial Metals Company	183,583
3,890	Compass Minerals International, Inc.	292,800
7,230	Domtar Corporation	267,149
5,740	Eagle Materials, Inc.	346,868
2,960	Greif, Inc.	91,198
16,490	Louisiana-Pacific Corporation[a]	296,985

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (94.2%)	Value
Materials (6.1%) - continued
4,010	Minerals Technologies, Inc.	$183,899
1,160	NewMarket Corporation	441,647
19,120	Olin Corporation	330,011
11,180	Packaging Corporation of America	704,899
9,960	PolyOne Corporation	316,330
8,200	Reliance Steel & Aluminum Company	474,862
7,500	Royal Gold, Inc.	273,525
15,350	RPM International, Inc.	676,321
5,250	Scotts Miracle-Gro Company	338,677
5,240	Sensient Technologies Corporation	329,177
4,640	Silgan Holdings, Inc.	249,261
11,650	Sonoco Products Company	476,135
27,860	Steel Dynamics, Inc.	497,858
16,560	United States Steel Corporation[b]	132,149
8,430	Valspar Corporation	699,268
5,340	Worthington Industries, Inc.	160,948

	Total	10,973,461

Telecommunications Services (0.2%)
10,805	Telephone & Data Systems, Inc.	279,741

	Total	279,741

Utilities (4.8%)
13,100	Alliant Energy Corporation	818,095
20,452	Aqua America, Inc.	609,470
11,700	Atmos Energy Corporation	737,568
5,860	Black Hills Corporation	272,080
6,950	Cleco Corporation	362,859
17,733	Great Plains Energy, Inc.	484,288
12,430	Hawaiian Electric Industries, Inc.	359,848
5,790	IDACORP, Inc.	393,720
22,425	MDU Resources Group, Inc.	410,826
9,720	National Fuel Gas Company[b]	415,530
22,900	OGE Energy Corporation	602,041
6,010	ONE Gas, Inc.	301,522
9,185	PNM Resources, Inc.	280,785
20,020	Questar Corporation	389,990
7,420	Talen Energy Corporation[a]	46,227
19,800	UGI Corporation	668,448
9,490	Vectren Corporation	402,566
16,260	Westar Energy, Inc.	689,587
5,750	WGL Holdings, Inc.	362,192

	Total	8,607,642

	Total Common Stock (cost $143,269,276)	169,725,863

	Collateral Held for Securities Loaned (3.2%)
5,872,212	Thrivent Cash Management Trust	5,872,212

	Total Collateral Held for Securities Loaned (cost $5,872,212)	5,872,212

Shares or Principal Amount	Short-Term Investments (5.7%)[c]
	Federal Home Loan Mortgage Corporation Discount Notes
400,000	0.105%, 1/6/2016[d]	399,994
400,000	0.090%, 1/20/2016[d]	399,981
	Thrivent Cash Management Trust
9,442,638	0.220%	9,442,638

	Total Short-Term Investments (at amortized cost)	10,242,613

	Total Investments (cost $159,384,101) 103.1%	$185,840,688

	Other Assets and Liabilities, Net (3.1%)	(5,670,398)

	Total Net Assets 100.0%	$180,170,290

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Index Portfolio as of December 31, 2015:

Securities Lending Transactions

Common Stock	$5,621,285

Total lending	$5,621,285
Gross amount payable upon return of collateral for securities loaned	$5,872,212

Net amounts due to counterparty	$250,927

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (86.6%)	Value
Australia (3.1%)
288,011	Australian Pharmaceutical Industries, Ltd.	$403,471
116,133	BT Investment Management, Ltd.	1,080,060
163,699	Caltex Australia, Ltd.	4,474,493
85,370	Commonwealth Bank of Australia	5,277,945
728,823	CSR, Ltd.	1,521,157
38,525	Domino’s Pizza Enterprises, Ltd.	1,607,392
437,424	Downer EDI, Ltd.	1,137,878
357,283	Evolution Mining, Ltd.	363,040
415,768	Fairfax Media, Ltd.	276,529
1,580,092	Incitec Pivot, Ltd.	4,515,001
102,136	JB Hi-Fi, Ltd.	1,445,434
44,100	Macquarie Atlas Roads Group	129,934
67,941	Macquarie Group, Ltd.	4,064,424
53,816	Magellan Financial Group, Ltd.	1,057,763
402,337	Northern Star Resources, Ltd.	818,161
25,462	Nufarm, Ltd.	153,772
2,178,798	Orora, Ltd.	3,538,675
150,095	Pact Group Holdings, Ltd.	544,750
109,976	Premier Investments, Ltd.	1,129,146
698,374	Qantas Airways, Ltd.[a]	2,070,025
67,743	Ramsay Health Care, Ltd.	3,331,066
179,366	SAI Global, Ltd.	544,025
111,139	Sandfire Resources NL	450,633
22,652	Select Harvests, Ltd.	139,487
958,001	Sigma Pharmaceuticals, Ltd.	599,782
5,835	Sirtex Medical, Ltd.	169,085
48,797	South32, Ltd.[a]	38,006
1,082,663	Star Entertainment Group, Ltd.	3,972,757
120,875	Super Retial Group, Ltd.	998,570
664,278	Treasury Wine Estates, Ltd.	3,988,411

	Total	49,840,872

Austria (0.2%)
20,353	AT&S Austria Technologie & Systemtechnik AG	321,238
63,078	BUWOG AG	1,368,319
7,005	Flughafen Wien Aktiengesellschaft	664,542
3,765	Lenzing AG	284,573
2,698	Porr AG	81,464
7,076	S IMMO AG	63,090
17,634	Wienerberger AG	326,801

	Total	3,110,027

Belgium (1.1%)
76,412	Agfa-Gevaert NVa	435,136
44,069	Anheuser-Busch InBev NV	5,484,295
17,413	bpost SA	427,271
5,143	Compagnie d’ Entreprises CFE	609,378
47,902	Delhaize Group SA	4,662,162
18,161	Euronav SA	250,021
25,657	Fagron NV	196,191
2,552	KBC Ancora	107,730
59,740	KBC Groep NV	3,735,333
10,963	Melexis NV	597,185
10,159	SA D’Ieteren NV	379,401
3,614	Tessenderlo Chemie NVa	107,943
5,255	Warehouses De Pauw CVA	463,954

	Total	17,456,000

Bermuda (0.6%)
4,350,000	G-Resources Group, Ltd.	103,280
209,374	Jardine Matheson Holdings, Ltd.	10,139,467

	Total	10,242,747

Brazil (0.9%)
723,182	Banco Bradesco SA ADR	3,478,505
143,000	BRF SA	1,994,619
469,245	Lojas Renner SA	2,015,761
147,962	Multiplan Empreendimentos Imobiliarios SA	1,414,311
285,000	Ultrapar Participacoes SA ADR	4,346,250
133,490	Vale SA ADR[b]	439,182

	Total	13,688,628

Canada (2.7%)
160,881	Alimentation Couche-Tard, Inc.	7,081,926
180,681	Brookfield Asset Management, Inc.	5,699,737
98,446	Canadian National Railway Company	5,503,215
10,300	Constellation Software, Inc.	4,294,185
74,397	Dollarama, Inc.	4,298,111
158,115	Metro, Inc.	4,426,809
83,923	Royal Bank of Canada	4,497,283
107,300	Toronto-Dominion Bank[b]	4,206,079
103,809	Transcanada Corporation[b]	3,390,279

	Total	43,397,624

Chile (0.1%)
136,315	Banco Santander Chile SA ADR[b]	2,404,597

	Total	2,404,597

China (0.8%)
3,157,216	FIH Mobile, Ltd.	1,201,575
9,507,180	Lenovo Group, Ltd.	9,594,584
4,044,000	PetroChina Company, Ltd.	2,647,367

	Total	13,443,526

Denmark (2.2%)
7,418	Aktieselskabet Schouw & Company	416,341
12,165	Bavarian Nordic ASa	628,513
286,154	Danske Bank AS	7,678,171
18,248	DFDS AS	708,315
216,379	Novo Nordisk AS	12,527,956
37,141	Pandora AS	4,682,881
1,240	Per Aarsleff AS	381,180
839	Rockwool International AS	117,931
98,594	Royal Unibrew AS	4,007,018
22,425	Spar Nord Bank AS	198,140
60,709	Vestas Wind Systems AS	4,239,843

	Total	35,586,289

Faroe Islands (0.1%)
41,189	Bakkafrost PF	1,213,453

	Total	1,213,453

Finland (0.3%)
8,343	Cargotec Oyj	311,237
4,234	Cramo Oyj	87,397
5,753	Oriola-KD Oyj[a]	26,997
140,904	Sponda Oyj	598,507
16,082	Tieto Oyj	429,626
147,332	UPM-Kymmene Oyj	2,735,280

	Total	4,189,044

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (86.6%)	Value
France (7.2%)
9,693	ABC Arbitrage	$54,039
13,107	Adocia[a]	1,039,628
63,450	Air France-KLM[a]	483,006
7,476	Alten SA	432,631
11,793	Assystem	307,971
535,491	AXA SA	14,631,606
6,645	Boiron SA	538,001
157,835	Cap Gemini SA	14,644,895
6,200	Cegid Group	351,141
55,700	Christian Dior SE	9,461,386
278,137	Compagnie de Saint-Gobain	12,053,208
29,024	Derichebourg[a]	104,095
528,642	Engie	9,364,001
4,538	Euler Hermes Group	436,899
432	Eurofins Scientific SE	150,691
54,588	Faurecia	2,187,339
2,688	Guerbet	189,195
52,085	Havas SA	438,254
76,128	Innate Pharma SAa	1,117,595
55,747	Ipsen SA	3,693,682
29,482	Ipsos SA	679,029
3,794	Nexans SAa	138,462
164,879	Orange SA	2,757,736
35,592	Renault SA	3,562,618
65,925	Safran SA	4,529,254
24,764	Saft Groupe SA	754,779
1,162	Sartorius Stedim Biotech	445,697
45,823	SCOR SE	1,714,602
1,959	Societe de la Tour Eiffel - Warrants[a,c]	0
221,587	Societe Generale	10,211,260
3,858	Teleperformance SA	324,411
45,767	Thales SA	3,425,665
137,776	Total SA	6,176,723
210,475	UbiSoft Entertainment SAa	6,091,413
123,834	Veolia Environnement SA	2,938,073

	Total	115,428,985

Germany (5.3%)
14,800	Aareal Bank AG	466,032
1,053	Amadeus Fire AG	85,815
13,446	Aurelius AG	697,955
14,019	Aurubis AG	709,872
34,661	Bayer AG	4,328,849
4,684	Bechtle AG	445,297
11,207	Centrotec Sustainable AG	160,888
140,194	Daimler AG	11,713,833
23,901	Deutsche Beteiligungs AG	771,049
384,006	Deutsche Telekom AG	6,897,034
11,844	DIC Asset AG	119,930
84,753	Evonik Industries AG	2,803,389
255,478	Evotec AGa	1,146,434
23,520	Freenet AG	793,683
80,760	Fresenius SE & Company KGaA	5,752,746
54,595	FUCHS PETROLUB SE	2,570,701
30,448	Gerresheimer AG	2,379,273
9,445	GFT Technologies SE	321,571
26,282	Hannover Rueckversicherung SE	3,001,145
6,886	Homag Group AG	265,661
7,271	Indus Holding AG	349,753
19,358	Jenoptik AG	300,782
5,641	Kion Group AGa	279,726
7,691	Krones AG	915,791
35,354	KUKA AGb	3,163,711
11,259	MTU Aero Engines AG	1,097,365
18,643	Nemetschek AG	925,391
7,747	Pfeiffer Vacuum Technology AG	781,398
65,477	ProSiebenSat.1 Media AG	3,303,418
37,603	Rheinmetall AG	2,499,555
113,573	SAP SE	9,012,427
758	Sartorius Aktiengesellschaft	198,073
54,189	Software AG	1,544,488
1,869	STRATEC Biomedical AG	123,346
55,104	Stroeer SEb	3,459,771
142,991	Suedzucker AG	2,834,151
11,058	TAG Immobilien AG	137,767
15,132	Takkt AG	303,324
366,679	ThyssenKrupp AG	7,268,851
4,216	XING AG	778,009
4,780	zooplus AGa	753,329

	Total	85,461,583

Hong Kong (2.9%)
1,189,800	AIA Group, Ltd.	7,109,154
184,000	Brightoil Petroleum Holdings, Ltd.	61,350
963,516	Cheung Kong Holdings, Ltd.	12,951,513
561,300	China Mobile, Ltd.	6,318,052
115,200	Dah Sing Financial Holdings, Ltd.	573,344
462,000	Giordano International, Ltd.	215,797
330,000	Global Brands Group Holding, Ltd.[a]	62,492
326,000	Guotai Junan International Holdings, Ltd.	113,279
1,222,000	Haitong International Securities Group, Ltd.	745,120
1,235,000	Hang Lung Group, Ltd.	4,005,003
180,000	Hang Lung Properties, Ltd.	407,855
76,600	Hong Kong Exchanges and Clearing, Ltd.	1,951,369
188,000	Hutchison Telecommunications Hong Kong Holdings, Ltd.	65,074
220,000	NewOcean Energy Holdings, Ltd.	85,706
3,613,000	PCCW, Ltd.	2,112,000
433,000	Samson Holding, Ltd.	53,462
892,000	Shun Tak Holdings, Ltd.	334,873
1,611,500	SmarTone Telecommunications Holdings, Ltd.	2,438,880
132,000	Sunlight Real Estate Investment Trust	65,082
254,000	Swire Pacific, Ltd.	2,837,211
587,500	Swire Pacific, Ltd., Class B	1,195,302
347,700	Swire Properties, Ltd.	999,755
576,000	Texwinca Holdings, Ltd.	600,719
752,000	Truly International Holdings, Ltd.	179,702
1,306,000	United Laboratories International Holdings[a]	718,443

	Total	46,200,537

Hungary (0.1%)
108,000	Richter Gedeon Nyrt	2,038,446

	Total	2,038,446

India (2.0%)
15,299	Grasim Industries, Ltd.	866,614
8,000	Grasim Industries, Ltd. GDR	452,513
89,200	Hero Motocorp, Ltd.	3,619,507
231,000	Hindustan Unilever, Ltd.	3,010,474
343,741	Housing Development Finance Corporation	6,537,899
330,000	ICICI Bank, Ltd.	1,303,413
208,079	ICICI Bank, Ltd. ADR	1,629,259
326,000	Infosys, Ltd.	5,432,315
1,051,542	ITC, Ltd.	5,199,684

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (86.6%)	Value
India (2.0%) - continued
97,696	Ultra Tech Cement, Ltd.	$4,095,658
4,570	Ultra Tech Cement, Ltd. GDR	192,077

	Total	32,339,413

Indonesia (0.5%)
13,098,100	Astra International Tbk PT	5,642,040
1,406,300	Indocement Tunggal Prakarsa Tbk PT	2,255,154

	Total	7,897,194

Ireland (1.1%)
260,300	Beazley plc	1,494,589
96,272	CRH plc	2,776,397
67,708	DCC plc	5,656,494
12,711	Grafton Group plc	138,800
135,716	Henderson Group plc	616,836
37,965	Ryanair Holdings plc ADR	3,282,454
119,409	Smurfit Kappa Group plc	3,058,204
86,441	United Drug plc	762,108

	Total	17,785,882

Israel (0.3%)
47,439	Delek Automotive Systems, Ltd.	422,446
440	Paz Oil Company, Ltd.	69,134
19,947	Shufersal, Ltd.[a]	61,815
72,373	Teva Pharmaceutical Industries, Ltd. ADR	4,750,564

	Total	5,303,959

Italy (2.9%)
29,671	Acea SPA	456,243
20,708	Amplifon SPA	179,383
538,071	Assicurazioni Generali SPA	9,828,829
35,615	Astaldi SPA	216,628
40,607	ASTM SPA	509,700
30,136	Banca IFIS SPA	938,850
1,117,127	Banca Popolare di Milano SCRL	1,106,477
141,650	Beni Stabili SPA	106,765
10,318	Biesse SPA	177,107
14,695	Cerved Information Solutions SpA[a]	122,063
18,939	De’Longhi	565,724
19,740	DiaSorin SPA	1,036,782
3,232	Engineering SPA	210,251
281,075	Eni SPA	4,176,290
59,203	ERG SPA	800,477
159,251	Immobiliare Grande Distribuzione SPA	152,465
2,964,208	Intesa Sanpaolo SPA	9,844,188
657,160	Iren SPA	1,060,502
40,073	La Doria SPA	567,376
2,566	Marr SPA	53,018
132,189	Prysmian SPA	2,888,230
246,630	Recordati SPA	6,434,817
2,455	Reply SPA	335,899
1,116,040	Saras SPA[a]	2,152,029
64,350	Societa Cattolica di Assicurazioni SCRL	509,643
39,879	Societa Iniziative Autostradali e Servizi SPA	423,771
280,029	Unipol Gruppo Finanziario SPA	1,440,362

	Total	46,293,869

Japan (17.8%)
50,000	Aderans Company, Ltd.	344,683
1,087	Advance Residence Investment Corporation	2,390,328
623	AEON REIT Investment Corporation	737,220
27,300	Alpine Electronics, Inc.	424,315
85,700	Alps Electric Company, Ltd.	2,324,015
19,000	Amano Corporation	256,987
12,700	AOKI Holdings, Inc.	165,676
15,400	Aoyama Trading Company, Ltd.	593,299
35,300	Arcs Company, Ltd.	778,051
30,900	Asatsu-DK, Inc.	747,771
16,900	ASKA Pharmaceutical Company, Ltd.	208,155
21,200	Autobacs Seven Company, Ltd.	386,402
126,100	Bridgestone Corporation	4,325,409
3,000	C. Uyemura & Company, Ltd.	128,187
14,600	Canon Electronics, Inc.	240,384
75,300	Canon Marketing Japan, Inc.	1,177,520
14,900	Cawachi, Ltd.	290,546
63,000	Central Glass Company, Ltd.	288,953
21,000	Century Tokyo Leasing Corporation	750,154
12,600	Chiba Kogyo Bank, Ltd.	70,170
15,200	Chiyoda Integre Company, Ltd.	354,121
28,000	Chugoku Marine Paints, Ltd.	205,653
3,400	Cocokara Fine, Inc.	152,643
50,900	COMSYS Holdings Corporation	715,696
17,400	Cosmo Energy Holdings Company, Ltd.[a]	233,684
18,289	Daiichikosho Company, Ltd.	725,726
354	Daiwa House Residential Investment Corporation	732,461
278	Daiwa Office Investment Corporation	1,504,677
1,052,151	Daiwa Securities Group, Inc.	6,432,530
32,000	Daiwabo Holdings Company, Ltd.	63,849
149,600	DCM Holdings Company, Ltd.	1,085,003
26,400	Digital Garage, Inc.	471,125
53,300	Doutor Nichires Holdings Company, Ltd.	824,415
119,900	DTS Corporation	2,729,364
13,000	DUSKIN Company, Ltd.	236,524
89,000	Ebara Corporation	422,941
168,100	EDION Corporation	1,269,256
5,800	Exedy Corporation	140,178
1,800	Foster Electric Company, Ltd.	39,145
72	Frontier Real Estate Investment Corporation	288,844
561,000	Fuji Electric Company, Ltd.	2,352,761
142,100	Fuji Heavy Industries, Ltd.	5,853,991
92,249	Fuji Machine Manufacturing Company, Ltd.	969,758
20,100	Fuji Soft, Inc.	440,863
140,000	Fujibo Holdings, Inc.	259,712
2,900	Fujicco Company, Ltd.	50,657
99,800	FUJIFILM Holdings NPV	4,164,903
3,200	Fujimi Incorporated	44,297
46,700	Funai Electric Company, Ltd.	391,724
9,900	Fuyo General Lease Company, Ltd.	466,215
3,400	Geo Holdings Corporation	53,507
333	Global One Real Estate Investment Corporation	1,193,642
198,800	Gree, Inc.	943,916
14,500	Happinet Corporation	141,398
173,900	Haseko Corporation	1,922,703
53,300	Heiwa Corporation	997,350
3,200	HEIWADO Company, Ltd.	70,229
1,400	HIDAY HIDAKA Corporation	40,214
24,800	IBJ Leasing Company, Ltd.	505,507
20,500	INES Corporation	190,562

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (86.6%)	Value
Japan (17.8%) - continued
136,500	IT Holdings Corporation	$3,118,866
35,357	JAFCO Company, Ltd.	1,378,328
120,200	Japan Airlines Company, Ltd.	4,302,307
13,000	Japan Digital Laboratory Company, Ltd.	176,886
339,100	Japan Display, Inc.[a]	977,035
459	Japan Logistics Fund, Inc.	890,715
276	Japan Rental Housing Investments, Inc.	195,019
32,500	Japan Securities Finance Company, Ltd.	165,674
9,000	Japan Wool Textile Company, Ltd.	66,123
54,000	J-Oil Mills, Inc.	156,710
176,200	JTEKT Corporation	2,884,057
29,000	Kadokawa Dwango Corporation	435,552
24,800	Kaken Pharmaceutical Company, Ltd.	1,694,662
98,100	Kao Corporation	5,041,236
4,600	Kasai Kogyo Company, Ltd.	66,434
313,800	KDDI Corporation	8,149,447
186,200	Kinden Corporation	2,374,253
42,200	Kissei Pharmaceutical Company, Ltd.	1,058,426
154,500	KITZ Corporation	693,988
15,700	KOA Corporation	133,125
8,410	Koei Tecmo Holdings Company, Ltd.	124,540
54,800	Kohnan Shoji Company, Ltd.	768,664
69,000	Kokuyo Company, Ltd.	746,065
13,000	KOMERI Company, Ltd.	268,032
33,400	Komori Corporation	390,789
66,700	K’s Holdings Corporation	2,271,252
56,000	Kurabo Industries, Ltd.	95,458
105,000	Kureha Corporation	404,594
9,600	Kusuri No Aoki Company, Ltd.	468,584
253,000	KYB Company, Ltd.	765,487
41,000	Kyokuto Securities Company, Ltd.	516,846
34,200	KYORIN Holdings, Inc.	712,592
62,400	Kyowa Exeo Corporation	640,636
1,803,121	Leopalace21 Corporation[a]	9,759,819
14,600	Macnica Fuji Electronics Holdings, Inc.[a]	193,534
45,000	Maeda Road Construction Company, Ltd.	754,339
77,000	Makino Milling Machine Company, Ltd.	579,372
82,300	Marusan Securities Company, Ltd.	862,416
15,100	Maruwa Company, Ltd.	334,203
100,800	Marvelous, Inc.	766,839
84,400	Matsumotokiyoshi Holdings Company, Ltd.	4,306,823
37,600	Meiko Network Japan Company, Ltd.	436,245
27,900	Melco Holdings, Inc.	512,909
3,100	Mimasu Semiconductor Industry Company, Ltd.	29,517
80,500	MIRAIT Holdings Corporation	663,231
46,100	Mito Securities Company, Ltd.	156,140
338,400	Mitsubishi UFJ Financial Group, Inc.	2,096,134
3,133,129	Mitsui Chemicals, Inc.	13,895,454
9,500	Mitsui High-tec, Inc.	59,415
1,218,700	Mizuho Financial Group, Inc.	2,437,400
9,800	Mochida Pharmaceutical Company, Ltd.	694,468
377	Mori Trust Sogo REIT, Inc.	642,958
380,000	Morinaga and Company, Ltd.	1,999,033
53,000	Morinaga Milk Industry Company, Ltd.	241,435
391,381	MS and AD Insurance Group Holdings, Inc.	11,477,120
33,500	Murata Manufacturing Company, Ltd.	4,820,023
29,300	NEC Networks & System Integration Corporation	518,161
198,500	Net One Systems Company, Ltd.	1,270,762
21,000	Nichirei Corporation	154,735
89,000	Nippon Flour Mills Company, Ltd.	638,493
50,700	Nippon Paper Industries Company, Ltd.	820,122
8,000	Nippon Seiki Company, Ltd.	183,770
7,101,421	Nippon Sheet Glass Company[a]	5,717,636
34,800	Nippon Signal Company, Ltd.	378,952
522,900	Nippon Suisan Kaisha, Ltd.	2,926,468
72,000	Nippon Synthetic Chemical Industry Company, Ltd.	515,947
50,800	Nippon Telegraph & Telephone Corporation	2,021,745
72,000	Nippon Thompson Company, Ltd.	312,003
3,271,464	Nippon Yusen Kabushiki Kaisha	7,929,022
193,000	Nishi-Nippon City Bank, Ltd.	508,683
1,127,275	Nissan Motor Company, Ltd.	11,803,406
146,000	Nisshin Oillio Group, Ltd.	594,752
13,100	Nissin Electric Company, Ltd.	106,290
17,300	Nissin Kogyo Company, Ltd.	250,946
28,000	Nittetsu Mining Company, Ltd.	122,568
26,200	Nitto Kogyo Corporation	458,075
98,900	North Pacific Bank, Ltd.	341,382
45,300	NSD Company, Ltd.	655,411
62,000	NTN Corporation	261,433
11,100	Ohsho Food Service Corporation	383,453
43,800	Okamura Corporation	436,547
33,000	Okasan Securities Group, Inc.	187,887
5,400	Okinawa Electric Power Company, Inc.	140,134
145,000	Okuma Corporation	1,172,640
76,000	Otsuka Holdings Company, Ltd.	2,700,199
52,000	Paltac Corporation	924,098
16,000	PanaHome Corporation	120,877
2,000	Paramount Bed Holdings Company, Ltd.	70,963
19,600	Parco Company, Ltd.	179,791
31,500	Plenus Company, Ltd.	526,424
28,000	Riken Corporation	98,477
11,512	Riso Kagaku Corporation	187,416
42,500	Round One Corporation	191,920
57,000	Ryobi, Ltd.	240,974
15,300	Ryosan Company, Ltd.	392,760
15,100	Saint Marc Holdings Company, Ltd.	419,602
20,800	Sangetsu Company, Ltd.	379,652
48,000	Sanyo Shokai, Ltd.	114,522
64,000	Sanyo Special Steel Company, Ltd.	302,149
198,100	Sekisui House, Ltd.	3,330,805
13,700	Shimachu Company, Ltd.	311,602
85,000	Shindengen Electric Manufacturing Company, Ltd.	337,275
60,800	Shinko Electric Industries Company, Ltd.	389,780
69,000	ShinMaywa Industries, Ltd.	618,297
1,479,000	Showa Denko KK	1,732,271
174,600	SKY Perfect JSAT Holdings, Inc.	981,616
168,508	SoftBank Group Corporation	8,504,667
179,900	Sojitz Corporation	377,535
108,400	Sompo Japan Nipponkoa Holdings, Inc.	3,559,281
937,890	Sumitomo Corporation	9,562,099
642,000	Sumitomo Heavy Industries, Ltd.	2,877,995
84,200	Sumitomo Mitsui Financial Group, Inc.	3,177,796
2,702,284	Sumitomo Mitsui Trust Holdings, Inc.	10,234,446

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (86.6%)	Value
Japan (17.8%) - continued
96,000	Sumitomo Osaka Cement Company, Ltd.	$352,078
32,800	Sumitomo Riko Company, Ltd.	273,433
31,000	Sumitomo Seika Chemicals Company, Ltd.	188,611
15,100	Tamron Company, Ltd.	278,580
52,000	Toagosei Company, Ltd.	444,595
4,500	TOCALO Company, Ltd.	92,853
3,000	Toei Company, Ltd.	29,367
156,000	Toho Holdings Company, Ltd.	3,791,996
176,800	Tohoku Electric Power Company, Inc.	2,210,233
42,000	Tokai Tokyo Financial Holdings, Inc.	255,094
70,200	Tokio Marine Holdings, Inc.	2,711,449
7,600	Tokyo Ohka Kogyo Company, Ltd.	241,508
34,600	Tokyo Seimitsu Company, Ltd.	767,107
59,000	Tokyotokeiba Company, Ltd.	131,907
721	Tokyu REIT, Inc.	909,127
189	Top REIT, Inc.	715,875
70,600	Toppan Forms Company, Ltd.	837,382
2,900	Torii Pharmaceutical Company, Ltd.	66,511
35,000	Tosei Corporation	220,809
167,700	Toyota Motor Corporation	10,326,802
3,000	TS Tech Company, Ltd.	77,590
118,000	Tsubakimoto Chain Company	908,592
55,300	Tsumura & Company	1,535,604
12,100	TV Asahi Holdings Corporation	208,875
3,800	Unipres Corporation	85,845
198,300	UNY Group Holdings Company, Ltd.	1,246,084
110,800	Valor Company, Ltd.	2,613,140
18,600	Wakita & Company, Ltd.	160,302
10,500	Warabeya Nichiyo Company, Ltd.	199,053
62,200	West Japan Railway Company	4,299,453
19,500	Yorozu Corporation	443,766
4,900	Zenkoku Hosho Company, Ltd.	161,863

	Total	286,603,374

Jersey (0.7%)
478,480	Regus plc	2,351,060
398,350	WPP plc	9,162,813

	Total	11,513,873

Luxembourg (0.2%)
24,803	Oriflame Cosmetics SAa	397,489
122,000	Tenaris SA ADR	2,903,600

	Total	3,301,089

Malaysia (0.2%)
1,076,512	CIMB Group Holdings Berhad	1,135,060
541,400	Public Bank Berhad	2,332,793

	Total	3,467,853

Mexico (1.1%)
78,000	Fomento Economico Mexicano SAB de CV ADR	7,203,300
20,500	Grupo Aeroportuario del Sureste SAB de CV ADR	2,883,735
1,128,594	Grupo Financiero Banorte SAB de CV ADR	6,220,380
259,000	Organizacion Soriana SAB de CVa	593,606

	Total	16,901,021

Netherlands (4.8%)
2,324,151	Aegon NV	13,144,217
223,225	AerCap Holdings NVa	9,634,391
2,680	ASM International NV	105,066
121,286	ASML Holding NV	10,776,501
1,286,233	BAM Group[a]	7,150,617
17,021	BE Semiconductor Industries NV	342,059
44,108	Corbion NV	1,067,928
5,741	Eurocommercial Properties NV	248,014
22,614	Euronext NV	1,160,302
81,575	Heineken NV	6,951,610
193,967	Koninklijke DSM NV	9,726,614
7,247	Koninklijke Ten Cate NV	188,623
45,178	Koninklijke Vopak NV	1,945,593
80,703	NN Group NV	2,847,452
82,178	SBM Offshore NVa	1,038,139
221,490	Unilever NV	9,653,495
15,243	USG People NV	283,581
17,152	Vastned Retail NV	787,987
22,547	Wessanen	228,889

	Total	77,281,078

New Zealand (0.2%)
727,029	Air New Zealand, Ltd.	1,466,321
150,114	Fisher & Paykel Healthcare Corporation, Ltd.	912,572
138,420	Nuplex Industries, Ltd.	449,219

	Total	2,828,112

Norway (1.3%)
18,950	Atea ASA	156,510
78,928	Austevoll Seafood ASA	479,447
65,699	Borregaard ASA	365,594
24,594	Leroy Seafood Group ASA	914,182
761,459	Marine Harvest ASA	10,245,299
402,637	Norsk Hydro ASA	1,496,642
12,768	Norwegian Air Shuttle ASA[a]	463,795
49,310	SalMar ASA	860,554
41,129	SpareBank 1 SMN	234,024
153,656	Statoil ASA	2,143,006
10,918	TGS Nopec Geophysical Company ASA	173,781
73,421	Yara International ASA	3,157,710

	Total	20,690,544

Philippines (0.5%)
6,543,000	Ayala Land, Inc.	4,782,754
1,736,270	Bank of the Philippine Islands	3,092,443

	Total	7,875,197

Poland (0.2%)
87,348	Bank Pekao SA	3,190,193

	Total	3,190,193

Portugal (0.3%)
177,048	Altri SGPS SA	916,430
6,184,256	Banco Espirito Santo SAa,c	672
67,138	CTT-Correios de Portugal SA	645,255
198,346	Jeronimo Martins SGPS SA	2,580,968
100,700	Portucel SA	391,639

	Total	4,534,964

Russia (0.5%)
124,500	Lukoil ADR	4,030,238

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (86.6%)	Value
Russia (0.5%) - continued
24,597	Magnit PJSC	$3,780,382

	Total	7,810,620

Singapore (0.1%)
295,000	United Engineers, Ltd.	412,845
175,400	Venture Corporation, Ltd.	1,013,138

	Total	1,425,983

South Africa (0.4%)
203,584	Massmart Holdings, Ltd.	1,317,950
181,479	MTN Group, Ltd.	1,563,325
594,000	Truworths International, Ltd.	3,501,634

	Total	6,382,909

South Korea (1.1%)
14,401	E-Mart Company, Ltd.	2,310,778
187,980	KB Financial Group, Inc.	5,296,113
9,262	Samsung Electronics Company, Ltd.	9,878,685

	Total	17,485,576

Spain (2.3%)
82,727	Almirall SA	1,672,014
13,477	Axiare Patrimonio SOCIMI SA	193,330
2,023,095	Banco Popular Espanol SA	6,665,902
1,371,280	Banco Santander SA	6,745,871
91,722	Ebro Foods SA	1,804,256
195,180	Ence Energia y Celulosa SA	736,965
129,346	Endesa SAb	2,598,529
149,574	Gamesa Corporacion Tecnologia SA	2,560,715
3,118	Grupo Catalana Occidente SA	108,091
1,140,365	Iberdrola SA	8,084,060
371,743	International Consolidated Airlines Group SA	3,332,019
8,997	Let’s GOWEX SAa,c	1
133,748	Melia Hotels International SA	1,766,665
83,773	NH Hotel Group SAa	458,147
28,348	Papeles y Cartones de Europa SA	159,699
12,466	Viscofan SA	751,986

	Total	37,638,250

Sweden (2.1%)
49,378	Bilia AB	1,117,076
30,144	BillerudKorsnas AB	557,863
7,738	BioGaia AB	257,958
174,753	Boliden AB	2,927,846
73,849	Byggmax Group AB	758,924
42,343	Castellum AB	603,018
9,183	Fabege AB	151,727
67,177	Fastighets AB Balder[a]	1,653,814
34,028	Hemfosa Fastigheter AB	378,057
61,004	Intrum Justitia AB	2,075,826
116,942	Investor AB	4,297,640
61,139	Inwido AB	800,772
93,258	Loomis AB	2,909,183
119,167	Micronic Mydata AB	1,153,231
7,211	Net Entertainment NE ABa	420,271
79,459	Nobia AB	994,278
25,822	Nolato AB	784,659
8,951	Peab AB	68,540
120,013	Svenska Cellulosa AB SCA	3,477,991
884,225	Volvo AB	8,199,029
8,882	Wihlborgs Fastigheter AB	179,112

	Total	33,766,815

Switzerland (7.2%)
152,177	Adecco SA	10,415,411
20,345	Ascom Holding AG	322,412
3,729	Autoneum Holding AG	750,849
515	Banque Cantonale Vaudoise	326,724
3,384	Cembra Money Bank AGa	217,581
424,926	Credit Suisse Group AG	9,153,740
572	Daetwyler Holding AG	81,719
3,334	dorma+kaba Holding AG	2,264,220
483	Emmi AGa	217,124
1,900	Flughafen Zuerich AG	1,425,593
1,243	Forbo Holding AG	1,463,481
17,194	Georg Fischer AG	11,673,052
619	Helvetia Holding AG	348,688
170,394	LafargeHolcim, Ltd.	8,532,450
27,132	Lonza Group AG	4,412,610
2,713	Mobilezone Holding AG	38,869
3,665	Mobimo Holding AG	813,590
157,138	Nestle SA	11,665,179
234,631	Novartis AG	20,182,789
94,401	Roche Holding AG	26,159,311
341	Schweiter Technologies AG	288,349
6,908	Tecan Group AG	1,119,006
18,243	Temenos Group AG	942,225
74,020	UBS Group AG	1,435,949
4,207	Valiant Holding AG	494,117
7,652	Zehnder Group AG	293,750

	Total	115,038,788

Taiwan (0.6%)
662,300	Taiwan Mobile Company, Ltd.	2,011,318
1,838,951	Taiwan Semiconductor Manufacturing Company, Ltd.	7,933,678

	Total	9,944,996

Thailand (1.0%)
19,481,969	Krung Thai Bank pcl	8,985,003
294,600	Siam Cement pcl	3,718,091
1,099,500	Siam Commercial Bank pcl	3,626,864

	Total	16,329,958

Turkey (0.6%)
1,424,982	Akbank TAS	3,267,520
186,340	BIM Birlesik Magazalar AS	3,279,982
1,300,000	Turkiye Garanti Bankasi AS	3,167,019

	Total	9,714,521

United Kingdom (8.8%)
465,435	3i Group plc	3,297,075
6,797	Abcam plc	66,583
191,668	Ashtead Group plc	3,154,460
1,390,457	BAE Systems plc	10,237,322
173,210	Bellway plc	7,242,546
54,310	Berendsen plc	860,980
54,288	Berkeley Group Holdings plc	2,951,304
68,801	Betfair Group plc	3,955,882
107,000	BHP Billiton plc	1,198,156
50,752	Big Yellow Group plc	602,000
36,801	Bodycote plc	307,216
731,021	Booker Group plc	1,951,013

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (86.6%)	Value
United Kingdom (8.8%) - continued
11,770	Bovis Homes Group plc	$176,038
154,369	Britvic plc	1,653,952
94,018	Dart Group plc	815,674
88,296	Debenhams plc	95,198
62,343	Dialog Semiconductor plc[a,b]	2,080,312
29,192	Diploma plc	327,497
610,962	Direct Line Insurance Group plc	3,662,196
10,854	Domino’s Pizza Group plc	168,227
347,704	DS Smith plc	2,033,930
68,767	Galliford Try plc	1,545,181
139,918	Globo plc[a,c]	21
19,563	Go-Ahead Group plc	769,738
128,285	Great Portland Estates plc	1,563,604
193,987	Greggs plc	3,760,813
202,909	Hansteen Holdings plc	343,933
130,406	Hiscox, Ltd.	2,021,738
14,753	HomeServe plc	90,390
588,795	Howden Joinery Group plc	4,562,038
24,504	Hunting plc	110,371
142,519	IG Group Holdings plc	1,684,945
100,007	Imperial Tobacco Group plc	5,282,167
393,623	Inchcape plc	4,541,522
152,705	Indivior plc	421,994
488,632	Intermediate Capital Group plc	4,504,504
1,515,365	ITV plc	6,169,620
244,193	John Wood Group plc	2,199,269
15,435	Keller Group plc	189,034
150,091	Lancashire Holdings, Ltd.	1,384,313
272,374	LondonMetric Property plc	657,992
31,442	Lookers plc	85,669
695,222	Man Group plc	1,788,475
45,639	Micro Focus International plc	1,071,797
145,455	Mitie Group plc	666,421
156,928	Mondi plc	3,075,923
249,946	Moneysupermarket.com Group plc	1,352,114
32,417	OneSavings Bank plc	169,750
131,986	Pace plc[c]	844,883
145,102	Paragon Group of Companies plc	754,345
70,328	Persimmon plc	2,098,132
235,012	Prudential plc	5,294,732
526,873	QinetiQ Group plc	2,099,975
67,571	Redde plc	205,204
210,846	Rentokil Initial plc	494,699
299,506	Rexam plc	2,671,460
14,640	Rightmove plc	889,678
177,924	Royal Dutch Shell plc	4,055,077
89,588	SABMiller plc	5,400,298
81,906	Safestore Holdings plc	430,615
47,971	Savills plc	627,152
7,034	Shire plc	482,587
371,895	Standard Chartered plc	3,085,688
14,259	SVG Capital plc[a]	103,326
95,165	Synthomer plc	444,514
1,434,609	Taylor Wimpey plc	4,288,593
91,304	Travis Perkins plc	2,648,788
104,967	Tullett Prebon plc	574,171
85,376	Unilever plc	3,661,983
17,383	UNITE Group plc	167,930
11,841	Victrex plc	313,914
38,205	WH Smith plc	992,722
14,713	Workspace Group plc	207,214
54,748	WS Atkins plc	1,308,208

	Total	140,996,785

United States (0.2%)
42,700	Yum! Brands, Inc.	3,119,235

	Total	3,119,235

	Total Common Stock (cost $1,387,207,486)	1,391,164,409

Principal Amount	Long-Term Fixed Income (10.8%)
Argentina (0.3%)
	Arcos Dorados BV
$161,000	6.625%, 9/27/2023[d]	148,925
	Argentina Government International Bond
60,000	Zero Coupon, 6/2/2017[e]	68,550
688,052	7.820%, 12/31/2033[e,f]	787,001
757,100	8.280%, 12/31/2033[e]	849,845
1,219,773	8.280%, 12/31/2033[e]	1,402,739
320,000	0.000%, 12/15/2035[g]	30,880
9,582,000	0.000%, 12/15/2035[f,g]	983,015
1,117,000	0.000%, 12/15/2035[g]	113,375
710,000	2.500%, 12/31/2038[e,h]	443,750

	Total	4,828,080

Azerbaijan (<0.1%)
	State Oil Company of Azerbaijan Republic
400,000	5.450%, 2/9/2017	403,077
420,000	4.750%, 3/13/2023	354,802

	Total	757,879

Belize (<0.1%)
	Belize Government International Bond
116,500	5.000%, 2/20/2038*,h	83,880

	Total	83,880

Bermuda (<0.1%)
	Digicel Group, Ltd.
210,000	8.250%, 9/30/2020*	173,250

	Total	173,250

Brazil (0.4%)
	Banco do Brasil SA/Cayman
600,000	9.000%, 6/18/2049[i]	393,000
840,000	6.250%, 10/15/2049[i]	407,400
	Brazil Government International Bond
1,516,000	6.000%, 8/15/2050[j]	925,868
540,000	4.250%, 1/7/2025	434,700
800,000	5.000%, 1/27/2045	534,000
	Brazil Loan Trust 1
549,502	5.477%, 7/24/2023	468,450
1,071,062	5.477%, 7/24/2023*	913,081
	Brazil Minas SPE via State of Minas Gerais
1,579,000	5.333%, 2/15/2028	1,188,197
1,480,000	5.333%, 2/15/2028*	1,113,700
	Independencia International, Ltd.
95,246	12.000%, 12/30/2016*,c,e	0
	Tupy SA
450,000	6.625%, 7/17/2024[d]	392,625

	Total	6,771,021

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (10.8%)	Value
Bulgaria (<0.1%)
	Bulgaria Government International Bond
$180,000	4.250%, 7/9/2017[f]	$207,991

	Total	207,991

Cayman Islands (<0.1%)
	Agromercantil Senior Trust
110,000	6.250%, 4/10/2019	110,825

	Total	110,825

Chile (0.5%)
	AES Gener SA
120,000	5.250%, 8/15/2021[d]	123,070
620,000	5.250%, 8/15/2021	635,859
	Banco del Estado de Chile
260,000	4.125%, 10/7/2020[d]	268,047
500,000	4.125%, 10/7/2020	515,476
	Chile Government International Bond
1,170,000	2.250%, 10/30/2022	1,127,588
150,000	3.625%, 10/30/2042	130,500
	Corpbanca SA
552,000	3.875%, 9/22/2019[d]	546,762
	E.CL SA
220,000	5.625%, 1/15/2021[d]	237,466
	Empresa Electrica Angamos SA
1,410,000	4.875%, 5/25/2029[d]	1,257,843
	GNL Quintero SA
200,000	4.634%, 7/31/2029	189,016
1,340,000	4.634%, 7/31/2029[d]	1,266,411
	Sociedad Quimica y Minera de Chile SA
120,000	5.500%, 4/21/2020	118,853
210,000	3.625%, 4/3/2023	180,600
448,000	4.375%, 1/28/2025*	390,880

	Total	6,988,371

China (<0.1%)
	Biostime International Holdings, Ltd.
2,000,000	Zero Coupon, 2/20/2019[k]	241,289

	Total	241,289

Colombia (0.6%)
	Banco de Bogota SA
850,000	5.000%, 1/15/2017	861,475
	Colombia Government International Bond
40,000	8.700%, 2/15/2016	40,327
920,000	7.375%, 1/27/2017	966,000
277,000	7.375%, 3/18/2019	310,656
70,000	8.125%, 5/21/2024	83,930
560,000	4.500%, 1/28/2026	534,800
130,000	7.375%, 9/18/2037	143,325
1,200,000	6.125%, 1/18/2041	1,158,000
1,710,000	5.625%, 2/26/2044	1,560,375
3,120,000	5.000%, 6/15/2045	2,605,200
	Ecopetrol SA
80,000	7.375%, 9/18/2043	67,200

	Total	8,331,288

Costa Rica (0.3%)
	Banco de Costa Rica
200,000	5.250%, 8/12/2018	200,500
410,000	5.250%, 8/12/2018[d]	411,025
	Banco Nacional de Costa Rica
410,000	4.875%, 11/1/2018[d]	406,925
890,000	6.250%, 11/1/2023[d]	854,400
	Costa Rica Government International Bond
30,000	9.995%, 8/1/2020	35,662
720,000	5.625%, 4/30/2043	513,000
690,000	7.000%, 4/4/2044	575,288
2,060,000	7.158%, 3/12/2045[d]	1,725,250

	Total	4,722,050

Croatia (0.4%)
	Croatia Government International Bond
430,000	6.750%, 11/5/2019	460,638
320,000	6.375%, 3/24/2021[d]	339,840
2,360,000	3.875%, 5/30/2022[f]	2,571,155
2,320,000	3.000%, 3/11/2025[f]	2,299,401

	Total	5,671,034

Czech Republic (<0.1%)
	Czech Republic Government Bond
7,660,000	0.370%, 10/27/2016[g,l]	310,587

	Total	310,587

Dominican Republic (0.6%)
	Aeropuertos Dominicanos Siglo XXI SA
800,000	9.750%, 11/13/2019	832,000
	Dominican Republic Government International Bond
79,892	9.040%, 1/23/2018	84,486
8,100,000	15.000%, 4/5/2019[m]	201,989
3,600,000	16.000%, 7/10/2020[m]	94,698
813,000	7.500%, 5/6/2021	871,942
200,000	16.950%, 2/4/2022[m]	5,619
500,000	10.375%, 3/4/2022[m]	10,869
6,000,000	11.500%, 5/10/2024[m]	137,464
310,000	8.625%, 4/20/2027	359,600
2,700,000	18.500%, 2/4/2028[d,m]	84,772
14,300,000	11.375%, 7/6/2029[m]	320,049
1,102,000	7.450%, 4/30/2044	1,110,265
1,420,000	7.450%, 4/30/2044[d]	1,430,650
2,410,000	6.850%, 1/27/2045[d]	2,271,425
2,237,000	6.850%, 1/27/2045	2,108,373

	Total	9,924,201

Ecuador (0.1%)
	Ecuador Government International Bond
340,000	10.500%, 3/24/2020[d]	273,700
600,000	10.500%, 3/24/2020	483,000
200,000	7.950%, 6/20/2024	147,500
	EP PetroEcuador
394,737	6.224%, 9/24/2019[g]	323,684

	Total	1,227,884

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (10.8%)	Value
El Salvador (0.2%)
	El Salvador Government International Bond
$100,000	7.375%, 12/1/2019	$99,650
260,000	7.750%, 1/24/2023	253,500
1,013,000	5.875%, 1/30/2025	845,855
585,000	6.375%, 1/18/2027	494,325
530,000	8.250%, 4/10/2032	494,225
480,000	7.650%, 6/15/2035	409,200
319,000	7.625%, 2/1/2041	269,954

	Total	2,866,709

Ethiopia (0.1%)
	Ethiopia Government International Bond
210,000	6.625%, 12/11/2024[d]	185,955
790,000	6.625%, 12/11/2024	699,545

	Total	885,500

Gabon (<0.1%)
	Gabon Government International Bond
140,000	8.200%, 12/12/2017	140,280
200,000	6.375%, 12/12/2024	158,716

	Total	298,996

Ghana (0.1%)
	Ghana Government International Bond
890,000	10.750%, 10/14/2030[d]	902,905

	Total	902,905

Guatemala (0.1%)
	Agromercantil Senior Trust
320,000	6.250%, 4/10/2019[d]	322,400
	Guatemala Government International Bond
450,000	5.750%, 6/6/2022	471,375
870,000	4.875%, 2/13/2028	833,025
380,000	4.875%, 2/13/2028[d]	363,850

	Total	1,990,650

Honduras (0.1%)
	Honduras Government International Bond
675,000	8.750%, 12/16/2020	745,875
1,370,000	8.750%, 12/16/2020*	1,513,850
270,000	7.500%, 3/15/2024*	284,175

	Total	2,543,900

Hong Kong (<0.1%)
	China Resources Cement Holdings, Ltd.
200,000	2.125%, 10/5/2017	199,372
	Wharf Finance, Ltd.
200,000	4.625%, 2/8/2017	205,193

	Total	404,565

Hungary (0.6%)
	Hungary Government International Bond
513,000	3.500%, 7/18/2016[f]	567,318
790,000	4.375%, 7/4/2017[f]	911,165
1,840,000	5.750%, 6/11/2018[f]	2,233,795
700,000	6.000%, 1/11/2019[f]	874,011
1,610,000	6.250%, 1/29/2020	1,800,431
70,000	5.375%, 2/21/2023	76,300
1,090,000	5.750%, 11/22/2023	1,219,601
220,000	5.375%, 3/25/2024	240,900
680,000	7.625%, 3/29/2041	920,121
	MFB Magyar Fejlesztesi Bank Zrt
210,000	6.250%, 10/21/2020[d]	231,179

	Total	9,074,821

India (<0.1%)
	Adani Ports and Special Economic Zone, Ltd.
200,000	3.500%, 7/29/2020[d]	197,078
	Greenko Dutch BV
480,000	8.000%, 8/1/2019[d]	503,760

	Total	700,838

Indonesia (0.7%)
	Indonesia Government International Bond
310,000	6.875%, 1/17/2018*	336,208
560,000	11.625%, 3/4/2019	703,262
470,000	5.375%, 10/17/2023	488,653
810,000	5.875%, 1/15/2024	867,764
2,850,000	4.750%, 1/8/2026[d]	2,814,837
585,000	8.500%, 10/12/2035	727,592
200,000	6.625%, 2/17/2037	209,557
520,000	7.750%, 1/17/2038	608,315
1,230,000	5.250%, 1/17/2042	1,110,697
200,000	4.625%, 4/15/2043	171,700
400,000	6.750%, 1/15/2044	428,722
400,000	5.125%, 1/15/2045	361,739
700,000	5.125%, 1/15/2045[d]	633,043
	Majapahit Holding BV
100,000	7.750%, 10/17/2016	104,375
	Perusahaan Penerbit SBSN Indonesia III
200,000	4.000%, 11/21/2018[d]	208,000
380,000	4.350%, 9/10/2024[d]	363,250
730,000	4.325%, 5/28/2025[d]	696,274
	PT Pertamina Persero
390,000	5.625%, 5/20/2043[d]	305,231
	PT Perusahaan Gas Negara (Persero) Tbk PT
410,000	5.125%, 5/16/2024	392,162

	Total	11,531,381

Iraq (0.1%)
	Iraq Government International Bond
1,200,000	5.800%, 1/15/2028	807,648

	Total	807,648

Israel (<0.1%)
	Delek and Avner Yam Tethys, Ltd.
110,000	2.803%, 12/30/2016[d]	109,687
110,000	3.839%, 12/30/2018[d]	111,131

	Total	220,818

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (10.8%)	Value
Jamaica (<0.1%)
	Digicel, Ltd.
$770,000	6.750%, 3/1/2023[d]	$642,950

	Total	642,950

Kazakhstan (0.2%)
	Kazakhstan Government International Bond
1,050,000	5.125%, 7/21/2025[d]	1,034,796
320,000	4.875%, 10/14/2044[d]	266,941
1,550,000	6.500%, 7/21/2045[d]	1,523,712
	KazMunayGas National Company JSC
330,000	9.125%, 7/2/2018	362,670

	Total	3,188,119

Kenya (0.1%)
	Kenya Government International Bond
470,000	6.875%, 6/24/2024[d]	411,250
1,880,000	6.875%, 6/24/2024	1,645,000

	Total	2,056,250

Latvia (<0.1%)
	Latvia Government International Bond
581,000	5.250%, 2/22/2017	607,319

	Total	607,319

Luxembourg (0.2%)
	Altice Financing SA
290,000	6.625%, 2/15/2023[d]	286,375
	Gazprom Neft OAO Via GPN Capital SA
1,590,000	6.000%, 11/27/2023[d]	1,496,502
	Telefonica Celular del Paraguay SA
400,000	6.750%, 12/13/2022	365,000
	Tupy Overseas SA
222,000	6.625%, 7/17/2024	193,695
	Wind Acquisition Finance SA
280,000	4.000%, 7/15/2020*,f	302,770
360,000	7.000%, 4/23/2021[f]	386,342
270,000	7.375%, 4/23/2021	255,150
500,000	7.375%, 4/23/2021[d]	472,500

	Total	3,758,334

Macedonia, The Former Yugoslav Republic Of (0.1%)
	Macedonia International Government Bond
790,000	4.875%, 12/1/2020[d,f]	851,382

	Total	851,382

Mexico (0.9%)
	America Movil SAB de CV
2,600,000	6.000%, 6/9/2019[n]	150,045
	Cemex SAB de CV
180,000	4.750%, 1/11/2022[d,f]	180,945
	Gruma, SAB de CV
340,000	4.875%, 12/1/2024[d]	347,650
	Grupo Cementos de Chihuahua SAB de CV
200,000	8.125%, 2/8/2020[d]	205,000
	Metalsa SA de CV
350,000	4.900%, 4/24/2023[d]	301,000
	Mexican Bonos
10,503,200	7.750%, 11/23/2034[n]	666,306
	Mexican Cetes
116,734,400	Zero Coupon, 1/21/2016[n]	676,124
56,878,800	Zero Coupon, 1/28/2016[n]	329,260
78,438,100	Zero Coupon, 2/4/2016[n]	453,798
410,560,000	Zero Coupon, 2/25/2016[n]	2,371,145
203,644,400	Zero Coupon, 3/3/2016[n]	1,175,441
205,011,500	Zero Coupon, 3/10/2016[n]	1,182,250
	Mexican Udibonos
4,656,003	5.000%, 6/16/2016[n]	276,235
	Mexico Government International Bond
240,000	4.000%, 3/15/2115[f]	217,832
170,000	3.625%, 3/15/2022	171,020
3,584,100	10.000%, 12/5/2024[n]	261,790
560,000	6.050%, 1/11/2040	613,200
1,150,000	4.750%, 3/8/2044	1,047,650
897,000	5.550%, 1/21/2045	919,425
1,766,000	4.600%, 1/23/2046	1,562,910
304,000	5.750%, 10/12/2110	283,480
	Trust F/1401
200,000	6.950%, 1/30/2044	198,500
210,000	6.950%, 1/30/2044*	208,425

	Total	13,799,431

Montenegro (<0.1%)
	Montenegro Government International Bond
200,000	3.875%, 3/18/2020[d,f]	205,286

	Total	205,286

Mozambique (<0.1%)
	Mozambique EMATUM Finance 2020 BV
436,800	6.305%, 9/11/2020	363,636

	Total	363,636

Namibia (<0.1%)
	Namibia Government International Bond
270,000	5.250%, 10/29/2025[d]	251,100

	Total	251,100

Netherlands (<0.1%)
	Listrindo Capital BV
340,000	6.950%, 2/21/2019	348,500

	Total	348,500

Nigeria (<0.1%)
	Nigeria Government International Bond
200,000	6.750%, 1/28/2021	185,750
400,000	6.375%, 7/12/2023	352,000

	Total	537,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (10.8%)	Value
Pakistan (0.1%)
	Pakistan Government International Bond
$370,000	6.875%, 6/1/2017	$377,403
200,000	7.250%, 4/15/2019[d]	203,697
210,000	6.750%, 12/3/2019*	211,255
260,000	8.250%, 4/15/2024[d]	266,605

	Total	1,058,960

Panama (0.1%)
	Panama Government International Bond
10,000	8.875%, 9/30/2027	13,825
899,000	9.375%, 4/1/2029	1,294,560
	Panama Notas del Tesoro
110,000	4.875%, 2/5/2021	115,601

	Total	1,423,986

Paraguay (0.1%)
	Banco Continental SAECA
451,000	8.875%, 10/15/2017	458,893
170,000	8.875%, 10/15/2017*	172,975
	Banco Regional SAECA
196,000	8.125%, 1/24/2019	199,430
590,000	8.125%, 1/24/2019[d]	600,325
	Paraguay Government International Bond
600,000	6.100%, 8/11/2044	573,000

	Total	2,004,623

Peru (0.1%)
	Abengoa Transmision Sur SA
200,000	6.875%, 4/30/2043	207,500
590,000	6.875%, 4/30/2043*	612,125
	Corporacion Financiera de Desarrollo SA
200,000	4.750%, 2/8/2022	203,000
200,000	4.750%, 2/8/2022[d]	203,000
	Corporacion Lindley SA
70,000	6.750%, 11/23/2021[d]	76,475
690,000	6.750%, 11/23/2021	753,825
92,000	4.625%, 4/12/2023	90,620
100,000	4.625%, 4/12/2023[d]	98,500

	Total	2,245,045

Philippines (0.1%)
	Energy Development Corporation
430,000	6.500%, 1/20/2021	471,366
	Philippines Government International Bond
810,000	9.875%, 1/15/2019	1,002,074
300,000	10.625%, 3/16/2025	471,504
218,000	7.750%, 1/14/2031	306,283

	Total	2,251,227

Romania (<0.1%)
	Romania Government International Bond
538,000	5.250%, 6/17/2016[f]	597,639

	Total	597,639

Russia (0.2%)
	AHML Finance, Ltd.
10,700,000	7.750%, 2/13/2018*,o	136,125
	EDC Finance, Ltd.
300,000	4.875%, 4/17/2020[d]	262,919
	Gazprom Neft OAO Via GPN Capital SA
814,000	4.375%, 9/19/2022	719,983
200,000	6.000%, 11/27/2023	188,239
	Lukoil International Finance BV
220,000	3.416%, 4/24/2018	214,214
310,000	6.125%, 11/9/2020	315,285
	Mobile Telesystems OJSC
620,000	5.000%, 5/30/2023	571,950
	Phosagro OAO via Phosagro Bond Funding, Ltd.
230,000	4.204%, 2/13/2018	227,068
310,000	4.204%, 2/13/2018*	306,047

	Total	2,941,830

South Africa (0.4%)
	South Africa Government International Bond
110,000	4.665%, 1/17/2024	104,637
3,879,000	5.875%, 9/16/2025	3,965,153
100,000	6.250%, 3/8/2041	102,000
1,050,000	5.375%, 7/24/2044	945,000

	Total	5,116,790

South Korea (0.1%)
	Export-Import Bank of Korea
270,000	0.987%, 8/14/2017*,g	269,574
	Kookmin Bank
200,000	1.571%, 10/11/2016[g]	200,840
	Korea Development Bank
350,000	3.250%, 3/9/2016	351,380
	Korea East-West Power Company, Ltd.
200,000	2.500%, 7/16/2017	200,991

	Total	1,022,785

Sri Lanka (0.4%)
	Sri Lanka Government International Bond
560,000	6.000%, 1/14/2019[d]	548,693
200,000	5.125%, 4/11/2019	189,940
171,000	6.250%, 10/4/2020[d]	164,843
200,000	6.250%, 10/4/2020	192,799
1,920,000	6.250%, 7/27/2021	1,825,442
230,000	5.875%, 7/25/2022	209,885
310,000	6.125%, 6/3/2025[d]	275,318
510,000	6.125%, 6/3/2025	452,943
2,740,000	6.850%, 11/3/2025[d]	2,581,017

	Total	6,440,880

Supranational (0.1%)
	Corporacion Andina de Fomento
600,000	5.750%, 1/12/2017	625,704
90,000	1.500%, 8/8/2017	89,536

	Total	715,240

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (10.8%)	Value
Turkey (0.4%)
	Export Credit Bank of Turkey
$200,000	5.875%, 4/24/2019	$206,548
	Turkey Government International Bond
761,000	7.500%, 7/14/2017	814,042
280,000	6.750%, 4/3/2018	301,280
1,290,000	7.000%, 6/5/2020	1,435,324
401,000	7.375%, 2/5/2025	468,207
1,050,000	4.250%, 4/14/2026	984,429
50,000	8.000%, 2/14/2034	62,495
106,000	6.875%, 3/17/2036	118,707
680,000	6.000%, 1/14/2041	694,790
1,480,000	4.875%, 4/16/2043	1,302,400

	Total	6,388,222

Ukraine (0.2%)
	MHP SA
200,000	8.250%, 4/2/2020	173,000
	Ukraine Government International Bond
9,927	7.750%, 9/1/2019[d]	9,188
859,000	7.750%, 9/1/2020*	790,280
355,000	7.750%, 9/1/2021*	322,539
355,000	7.750%, 9/1/2022*	321,552
132,000	7.750%, 9/1/2023*	117,506
132,000	7.750%, 9/1/2024*	116,808
132,000	7.750%, 9/1/2025*	116,105
132,000	7.750%, 9/1/2026*	114,856
132,000	7.750%, 9/1/2027*	114,840
548,800	Zero Coupon, 5/31/2040*	216,776

	Total	2,413,450

United Arab Emirates (0.1%)
	Dolphin Energy, Ltd.
190,880	5.888%, 6/15/2019	201,672
	Ruwais Power Company PJSC
200,000	6.000%, 8/31/2036	213,750
660,000	6.000%, 8/31/2036[d]	705,375

	Total	1,120,797

United States (0.9%)
	Comcel Trust
200,000	6.875%, 2/6/2024	154,000
	Commonwealth of Puerto Rico G.O.
1,305,000	8.000%, 7/1/2035, Ser. A	946,164
	Commonwealth of Puerto Rico Public Improvement Refg. G.O.
100,000	5.750%, 7/1/2028, Ser. A	66,386
75,000	5.500%, 7/1/2032, Ser. A	49,063
	HSBC Bank USA NA
688,000	10.000%, 1/5/2017[p]	165,541
680,000	6.000%, 8/15/2040[q]	415,928
	Puerto Rico Sales Tax Financing Corporation Rev.
225,000	5.250%, 8/1/2027, Ser. A	93,056
175,000	5.500%, 8/1/2028, Ser. A	72,341
75,000	0.000%, 8/1/2032, Ser. Ah	29,237
20,000	5.375%, 8/1/2038, Ser. C	8,055
70,000	5.375%, 8/1/2039, Ser. A	28,182
835,000	5.250%, 8/1/2041, Ser. C	335,136
1,030,000	5.500%, 8/1/2042, Ser. A	417,191
200,000	6.000%, 8/1/2042, Ser. A	82,506
10,000	5.000%, 8/1/2043, Ser. A-1	4,000
5,000	5.250%, 8/1/2043, Ser. A-1	2,007
	U.S. Treasury Bonds
200,000	3.625%, 8/15/2043	225,242
100,000	3.750%, 11/15/2043	115,180
1,700,000	3.000%, 11/15/2044	1,693,824
600,000	2.875%, 8/15/2045	582,727
1,400,000	3.000%, 11/15/2045	1,395,789
	U.S. Treasury Notes
700,000	1.625%, 6/30/2020	697,129
2,700,000	2.000%, 10/31/2021	2,707,487
800,000	1.500%, 1/31/2022	777,687
200,000	1.750%, 2/28/2022	197,156
100,000	2.000%, 7/31/2022	99,730
2,500,000	1.750%, 9/30/2022	2,450,390
600,000	1.875%, 10/31/2022	592,406

	Total	14,403,540

Venezuela (0.5%)
	Petroleos de Venezuela SA
80,000	5.250%, 4/12/2017	40,192
1,620,000	9.000%, 11/17/2021	648,810
1,630,000	6.000%, 5/16/2024	607,175
4,946,000	6.000%, 11/15/2026	1,817,655
120,000	5.375%, 4/12/2027	43,500
	Venezuela Government International Bond
1,160,000	7.750%, 10/13/2019	461,100
846,000	6.000%, 12/9/2020	315,135
200,000	12.750%, 8/23/2022	89,500
1,565,000	9.000%, 5/7/2023	622,088
1,392,000	8.250%, 10/13/2024	528,960
4,170,000	7.650%, 4/21/2025	1,542,900
674,000	11.750%, 10/21/2026	299,930
1,382,000	9.250%, 9/15/2027	566,620
1,681,000	9.250%, 5/7/2028	655,590
10,000	11.950%, 8/5/2031	4,425
970,000	9.375%, 1/13/2034	380,725
100,000	7.000%, 3/31/2038	37,250

	Total	8,661,555

Vietnam (0.2%)
	Debt and Asset Trading Corporation
200,000	1.000%, 10/10/2025	96,000
	Vietnam Government International Bond
2,150,000	6.750%, 1/29/2020[d]	2,356,271
500,000	4.800%, 11/19/2024	480,190
452,000	4.800%, 11/19/2024*	434,092

	Total	3,366,553

Virgin Islands, British (<0.1%)
	Central American Bottling Corporation
108,000	6.750%, 2/9/2022	109,350
210,000	6.750%, 2/9/2022[d]	212,625

	Total	321,975

Zambia (0.1%)
	Zambia Government International Bond
770,000	5.375%, 9/20/2022	555,632

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (10.8%)	Value
Zambia (0.1%) - continued
$790,000	8.970%, 7/30/2027[d]	$623,073

	Total	1,178,705

	Total Long-Term Fixed Income (cost $187,732,090)	172,862,220

Shares	Preferred Stock (0.8%)
Brazil (0.1%)
673,532	Vale SA ADR[b]	1,717,507

	Total	1,717,507

South Korea (0.7%)
11,350	Samsung Electronics Company, Ltd.	10,491,805

	Total	10,491,805

	Total Preferred Stock (cost $14,100,993)	12,209,312

Shares	Collateral Held for Securities Loaned (1.1%)
18,465,884	Thrivent Cash Management Trust	18,465,884

	Total Collateral Held for Securities Loaned (cost $18,465,884)	18,465,884

Shares or Principal Amount	Short-Term Investments (1.1%)[r]
	Federal National Mortgage Association Discount Notes
100,000	0.100%, 1/14/2016[s]	99,996
	Thrivent Cash Management Trust
17,322,047	0.220%	17,322,047

	Total Short-Term Investments (at amortized cost)	17,422,043

	Total Investments (cost $1,624,928,496) 100.4%	$1,612,123,868

	Other Assets and Liabilities, Net (0.4%)	(6,563,246)

	Total Net Assets 100.0%	$1,605,560,622

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $37,653,029 or 2.3% of total net assets.
e	Defaulted security. Interest is not being accrued.
f	Principal amount is displayed in Euros.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2015.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Principal amount is displayed in Brazilian Real.
k	Principal amount is displayed in Hong Kong Dollar.
l	Principal amount is displayed in Czeck Republic Korun.
m	Principal amount is displayed in Dominican Republic Pesos.
n	Principal amount is displayed in Mexican Pesos.
o	Principal amount is displayed in Russian Rubles.
p	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due January 1, 2017.
q	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
r	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
s	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Partner Worldwide Allocation Portfolio as of December 31, 2015 was $9,693,674 or 0.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2015.

Security	Acquisition Date	Cost
Abengoa Transmision Sur SA, 4/30/2043	4/8/2014	$589,971
AHML Finance, Ltd., 2/13/2018	1/31/2013	356,524
Banco Continental SAECA, 10/15/2017	10/10/2012	170,000
Belize Government International Bond, 8/20/2017	3/20/2013	111,207
Brazil Loan Trust 1, 7/24/2023	7/25/2013	1,102,312
Brazil Minas SPE via State of Minas Gerais, 2/15/2028	3/22/2013	1,483,201
Digicel Group, Ltd., 9/30/2020	6/26/2015	212,170
Export-Import Bank of Korea, 8/14/2017	5/29/2015	270,249
Honduras Government International Bond, 12/16/2020	12/11/2013	1,370,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2015

Security	Acquisition Date	Cost
Honduras Government International Bond, 3/15/2024	3/12/2013	$270,000
Independencia International, Ltd., 12/30/2016	3/29/2010	100,623
Indonesia Government International Bond, 1/17/2018	2/6/2015	338,420
Pakistan Government International Bond, 12/3/2019	11/26/2014	210,000
Phosagro OAO via Phosagro Bond Funding, Ltd., 2/13/2018	2/6/2013	310,000
Sociedad Quimica y Minera de Chile SA, 1/28/2025	10/23/2014	445,357
Trust F/1401, 1/30/2044	1/23/2014	203,883
Ukraine Government International Bond, 9/1/2021	11/12/2015	333,215
Ukraine Government International Bond, 9/1/2022	11/12/2015	333,142
Ukraine Government International Bond, 5/31/2040	11/12/2015	248,060
Ukraine Government International Bond, 9/1/2020	11/12/2015	817,042
Ukraine Government International Bond, 9/1/2024	11/12/2015	121,222
Ukraine Government International Bond, 9/1/2026	11/12/2015	120,866
Ukraine Government International Bond, 9/1/2027	11/12/2015	120,855
Ukraine Government International Bond, 9/1/2025	11/12/2015	121,206
Ukraine Government International Bond, 9/1/2023	11/12/2015	122,874
Vietnam Government International Bond, 11/19/2024	11/7/2014	455,906
Wind Acquisition Finance SA, 7/15/2020	6/24/2014	380,927

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Worldwide Allocation Portfolio as of December 31, 2015:

Securities Lending Transactions

Common Stock	$17,361,358

Total lending	$17,361,358
Gross amount payable upon return of collateral for securities loaned	$18,465,884

Net amounts due to counterparty	$1,104,526

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
G.O.	-	General Obligation
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (80.4%)	Value
Consumer Discretionary (12.9%)
19,900	Aisan Industry Company, Ltd.	$204,348
5,600	Aisin Seiki Company, Ltd.	241,015
35,752	Amazon.com, Inc.[a]	24,164,419
25,540	AutoZone, Inc.[a]	18,948,381
2,900	Bayerische Motoren Werke AG	242,631
29,700	Berkeley Group Holdings plc	1,614,606
5,800	Brembo SPA	280,216
17,000	Bridgestone Corporation	583,124
29,000	Calsonic Kansei Corporation	255,666
21,500	Cineworld Group plc	178,253
246,200	Comcast Corporation	13,893,066
11,900	Compass Group plc	206,207
800	Continental AG	193,529
6,000	Daimler AG	501,327
138,200	Debenhams plc	149,003
26,900	Denso Corporation	1,285,430
110,500	EDION Corporation[b]	834,342
12,700	Electrolux AB	306,418
18,000	Eutelsat Communications	538,931
40,600	GKN plc	184,239
71,000	Gunze, Ltd.	207,961
40,600	Hakuhodo Dy Holdings, Inc.	439,274
2,100	Hugo Boss AG	173,270
80,400	Inchcape plc	927,635
33,800	Informa plc	305,467
12,700	Intertek Group plc	519,516
21,400	Isuzu Motors, Ltd.	230,535
266,000	ITV plc	1,082,986
113,615	Las Vegas Sands Corporation	4,980,882
131,300	Lookers plc	357,749
6,400	Mitsuba Corporation	98,944
37,900	NOK Corporation	885,376
2,000	Paddy Power plc	267,116
33,000	PanaHome Corporation	249,308
81,400	Persimmon plc	2,428,449
7,700	ProSiebenSat.1 Media AG	388,477
1,800	Renault SA	180,173
5,459	Schibsted ASA	179,474
20,000	Sekisui House, Ltd.	336,275
19,100	SHOWA Corporation	177,222
29,800	Sports Direct International plc[a]	253,245
9,500	Stanley Electric Company, Ltd.	208,407
50,900	Star Entertainment Group, Ltd.	186,774
407,370	Starbucks Corporation	24,454,421
64,200	Sumitomo Forestry Company, Ltd.	866,258
37,200	Sumitomo Rubber Industries, Ltd.	483,725
30,000	Takashimaya Company, Ltd.	270,165
6,500	Tamron Company, Ltd.	119,919
65,300	Tatts Group, Ltd.	207,319
309,700	Taylor Wimpey plc	925,811
68,900	UBM plc	534,005
5,606	Valora Holding AG	1,166,298
34,000	Wacoal Holdings Corporation	406,590
53,000	WH Smith plc	1,377,156
36,000	Wolters Kluwer NV	1,209,014
48,800	WPP plc	1,122,494
9,500	Yokohama Rubber Company, Ltd.	145,899

	Total	113,158,740

Consumer Staples (6.9%)
10,600	AarhusKarlshamn AB	785,237
28,500	Axfood AB	493,626
7,700	Bakkafrost PF	226,847
3,600	British American Tobacco plc	199,924
23,583	Britvic plc	252,675
8,200	Carrefour SA	236,650
55,600	Coca-Cola HBC AGa	1,184,045
91,170	CVS Health Corporation	8,913,691
12,000	Henkel AG & Company KGaA	1,147,838
96,500	Imperial Tobacco Group plc	5,096,934
64,800	Japan Tobacco, Inc.	2,379,052
23,500	Jeronimo Martins SGPS SA	305,793
24,700	Kao Corporation	1,269,302
2,400	Kerry Group plc	198,576
108,360	Kimberly-Clark Corporation	13,794,228
164,600	Koninklijke Ahold NV	3,472,000
3,800	KOSE Corporation	351,351
22,800	Marks and Spencer Group plc	151,808
34,400	Nestle SA	2,553,693
23,000	Nippon Meat Packers, Inc.	450,797
43,200	Nisshin Oillio Group, Ltd.	175,981
164,475	Philip Morris International, Inc.	14,458,997
5,400	Royal Unibrew AS	219,465
13,100	Suedzucker AG	259,648
8,000	Sugi Holdings Company, Ltd.	441,382
3,200	Sundrug Company, Ltd.	205,750
9,100	Svenska Cellulosa AB SCA	263,719
38,300	Swedish Match AB	1,353,423

	Total	60,842,432

Energy (7.3%)
4,500	Azrieli Group, Ltd.	167,637
399,500	BP plc	2,076,088
216,170	Cameron International Corporation[a]	13,661,944
142,229	Chevron Corporation	12,794,921
285,070	Columbia Pipeline Group, Inc.	5,701,400
108,430	EOG Resources, Inc.	7,675,760
62,530	EQT Corporation	3,259,689
13,800	OMV AG	391,719
8,500	Royal Dutch Shell plc	193,861
20,207	Royal Dutch Shell plc, Class B	460,539
14,210	Schlumberger, Ltd.	991,147
67,275	Statoil ASA	938,269
82,770	Suncor Energy, Inc. ADR	2,135,466
65,000	TonenGeneral Sekiyu KK	548,730
1,600,164	Weatherford International, Ltd.[a]	13,425,376

	Total	64,422,546

Financials (14.9%)
269,900	Aberdeen Asset Management plc	1,150,111
89,570	ACE, Ltd.	10,466,255
10,700	AEON Financial Service Company, Ltd.	239,024
41,000	Allianz SE	7,227,438
114,300	Australia & New Zealand Banking Group, Ltd.	2,306,545
424,900	Banco Santander SA	2,090,252
189,700	Bank Hapoalim, Ltd.	979,232
225,134	Bank of America Corporation	3,789,005
49,306	Bank of Queensland, Ltd.	497,380
338,000	Bank of Yokohama, Ltd.	2,071,806
118,400	BinckBank NV	1,020,419
173,320	Blackstone Group, LP	5,067,877
4,500	Bolsas y Mercados Espanoles SA	151,648
36,600	British Land Company plc	423,496
47,716	Capital Shopping Centres Group plc	222,927
142,400	CapitaMall Trust	193,221
45,000	Chiba Bank, Ltd.	319,330
246,960	Citigroup, Inc.	12,780,180
49,800	CNP Assurances	671,772
18,000	Daiwa House Industry Company, Ltd.	517,434

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (80.4%)	Value
Financials (14.9%) - continued
3,100	Derwent London plc	$167,672
227,000	DEXUS Property Group	1,231,285
108,066	Direct Line Insurance Group plc	647,764
110,000	FlexiGroup, Ltd.[b]	240,067
131,400	Frasers Centrepoint Trust	170,785
332,000	Fukuoka Financial Group, Inc.	1,646,262
18,159	Hamborner REIT AG	189,727
27,200	Hammerson plc	240,459
41,400	Hang Seng Bank, Ltd.	784,669
18,800	Hannover Rueckversicherung SE	2,146,775
84,400	Henderson Group plc	383,602
29,000	Henderson Land Development Company, Ltd.	176,900
79,000	Hokuhoku Financial Group, Inc.	161,045
40,200	Hufvudstaden AB	568,292
326,000	Hysan Development Company, Ltd.	1,331,927
15,978	IG Group Holdings plc	188,901
61,100	ING Groep NV	826,690
42,570	Intercontinental Exchange, Inc.	10,908,988
145,063	Intermediate Capital Group plc	1,337,278
255,760	Invesco, Ltd.	8,562,845
88,800	Investa Office Fund	257,057
211,200	Investec plc	1,489,180
345,249	J.P. Morgan Chase & Company	22,796,792
227,000	Link REIT	1,353,347
3,200	Macquarie Group, Ltd.	191,433
291,300	Mitsubishi UFJ Financial Group, Inc.	1,804,385
2,400	Muenchener Rueckversicherungs-Gesellschaft AG	478,172
712,000	New World Development Company, Ltd.[b]	699,140
52,000	Ogaki Kyoritsu Bank, Ltd.	209,650
57,000	Old Mutual plc	149,949
55,500	Poundland Group plc	169,937
38,400	Resona Holdings, Inc.	186,480
4,200	Sampo Oyj	213,287
28,400	Schroders plc	1,243,898
6,000	Sompo Japan Nipponkoa Holdings, Inc.	197,008
564,502	Stockland	1,675,712
224,000	Sumitomo Mitsui Trust Holdings, Inc.	848,362
43,600	Swiss Re AG	4,258,251
134,730	Synchrony Financial[a]	4,097,139
6,000	Talanx AG	184,528
4,700	Tokio Marine Holdings, Inc.	181,536
84,000	UBS Group AG	1,629,556
128,217	United Overseas Bank, Ltd.	1,767,704
22,400	Wallenstam AB	180,043
245,800	Wing Tai Holdings, Ltd.	303,629

	Total	130,663,460

Health Care (10.0%)
2,500	Actelion, Ltd.	347,359
30,322	Allergan plc[a]	9,475,625
26,800	Amgen, Inc.	4,350,444
21,700	Astellas Pharmaceutical, Inc.	308,916
61,591	Baxalta, Inc.	2,403,897
1,400	Bayer AG	174,848
125,755	Cerner Corporation[a]	7,566,678
4,700	CSL, Ltd.	358,326
30,500	Essilor International SA	3,801,417
2,100	Fresenius Medical Care AG & Company KGaA	176,474
1,900	Gerresheimer AG	148,470
66,159	Gilead Sciences, Inc.	6,694,629
33,800	Hikma Pharmaceuticals plc	1,145,809
23,477	ICON plc[a]	1,824,163
10,500	Kaken Pharmaceutical Company, Ltd.	717,498
4,300	Lonza Group AG	699,330
368,670	Merck & Company, Inc.	19,473,149
30,100	Novartis AG	2,589,180
33,600	Novo Nordisk AS	1,945,380
6,100	Paramount Bed Holdings Company, Ltd.	216,437
384,920	Pfizer, Inc.	12,425,218
8,000	Recordati SPA	208,728
21,500	Sanofi	1,832,278
10,200	Suzuken Company, Ltd.	387,622
71,982	Vertex Pharmaceuticals, Inc.[a]	9,057,495

	Total	88,329,370

Industrials (8.0%)
9,100	Aalberts Industries NV	313,549
12,900	Adecco SA	882,911
17,100	Aida Engineering, Ltd.	176,246
218,265	Air New Zealand, Ltd.	440,211
11,800	Airbus Group NV	795,175
20,900	Amada Holdings Company, Ltd.	199,442
6,000	Andritz AG	292,011
99,000	Asahi Glass Company, Ltd.	567,156
7,000	Atlas Copco Aktiebolag	171,674
130,200	BAE Systems plc	958,605
125,530	Boeing Company	18,150,383
65,800	Bollore SA	306,606
52,800	Central Glass Company, Ltd.	242,170
8,800	Central Japan Railway Company	1,562,299
12,300	Compagnie de Saint-Gobain	533,027
7,100	Croda International plc	318,117
40,300	CTT-Correios de Portugal SA	387,318
25,000	Dai Nippon Printing Company, Ltd.	247,216
27,170	Dart Group plc	235,719
258,070	Delta Air Lines, Inc.	13,081,568
17,400	Deutsche Post AG	486,468
10,100	DSV AS	397,573
2,700	East Japan Railway Company	254,248
5,000	Elbit Systems, Ltd.	440,176
29,100	Ferrovial SA	658,048
600	Flughafen Zuerich AG	450,187
18,533	Galliford Try plc	416,433
4,500	GEA Group AG	181,805
300	Georg Fischer AG	203,671
29,000	Hankyu Hanshin Holdings, Inc.	188,497
3,900	Hochtief AG	361,717
2,800	Hoshizaki Electric Company, Ltd.	174,063
12,200	IBIDEN Company, Ltd.[b]	174,904
12,200	Inaba Denki Sangyo Company, Ltd.	389,803
44,200	Intrum Justitia AB	1,504,025
168,000	ITOCHU Corporation	1,987,180
8,529	Jardine Matheson Holdings, Ltd.	413,038
2,900	Jungheinrich AG	239,177
15,000	Keisei Electric Railway Company, Ltd.	191,374
57,100	KITZ Corporation	256,484
42,300	KONE Oyj	1,791,037
12,600	Koninklijke Boskalis Westminster NV	513,984
88,394	Meggitt plc	488,049
5,400	MEITEC Corporation	184,918
22,400	MIRAIT Holdings Corporation	184,551
25,000	Mitsuboshi Belting, Ltd.	199,297
27,200	Nikkon Holdings Company, Ltd.	542,143
43,000	Nippon Express Company, Ltd.	202,067
43,800	Nitto Kogyo Corporation	765,790

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (80.4%)	Value
Industrials (8.0%) - continued
136,370	Norfolk Southern Corporation	$11,535,538
25,000	Obayashi Corporation	230,680
2,900	Randstad Holding NV	180,588
76,700	Rentokil Initial plc	179,958
2,498	Rieter Holding AG	469,516
8,414	Saft Groupe SA	256,449
1,100	Schindler Holding AG	184,029
89,100	SIG plc	188,286
13,900	Teleperformance SA	1,168,822
4,100	Thales SA	306,886
6,900	TKH Group NV	280,192
39,000	Toppan Printing Company, Ltd.	359,313
6,100	Travis Perkins plc	176,965
15,600	Tsubakimoto Chain Company	120,119
3,400	Vestas Wind Systems AS	237,452
8,100	Yuasa Trading Company, Ltd.	200,098

	Total	70,177,001

Information Technology (13.7%)
24,244	Alphabet, Inc., Class Aa	18,862,074
24,250	Alphabet, Inc., Class Ca	18,402,840
15,800	Alps Electric Company, Ltd.	428,465
5,600	AMS AG	187,200
306,198	Apple, Inc.	32,230,401
2,960	AtoS	248,501
23,200	Canon, Inc.	701,801
3,600	Cap Gemini SA	334,030
33,300	Check Point Software Technologies, Ltd.[a,b]	2,709,954
187,750	Cisco Systems, Inc.	5,098,351
18,944	Dialog Semiconductor plc[a,b]	632,139
8,400	DTS Corporation	191,215
476,130	EMC Corporation	12,227,018
87,275	Facebook, Inc.[a]	9,134,201
83,500	FUJIFILM Holdings NPV	3,484,664
21,000	Hitachi Kokusai Electric, Inc.	285,481
13,100	Hoya Corporation	535,693
7,900	Ingenico Group	997,152
25,200	IRESS, Ltd.	182,455
14,600	IT Holdings Corporation	333,593
12,000	ITOCHU Techno-Solutions Corporation	239,093
6,200	Kyocera Corporation	287,931
32,000	NEC Networks & System Integration Corporation	565,910
12,200	NS Solutions Corporation	277,986
125,510	Salesforce.com, Inc.[a]	9,839,984
12,000	SAP SE	952,243
51,900	Shinko Electric Industries Company, Ltd.	332,723
2,900	TDK Corporation	185,727
900	U-Blox AGa	191,555

	Total	120,080,380

Materials (3.0%)
83,996	Albemarle Corporation	4,704,616
2,700	Aurubis AG	136,718
68,100	BHP Billiton plc	759,443
152,700	BHP Billiton, Ltd.	1,965,178
71,200	BillerudKorsnas AB	1,317,670
59,800	Boral, Ltd.	255,677
15,200	Buzzi Unicem SPA	272,466
89,600	Daicel Corporation	1,333,419
146,250	Dow Chemical Company	7,528,950
33,000	DOWA Holdings Company, Ltd.[a]	237,274
5,300	Evonik Industries AG	175,309
400	Givaudan SA	725,985
18,300	Hexpol AB	196,217
23,500	Hokuetsu Kishu Paper Company, Ltd.	138,483
8,700	Holmen AB	268,720
11,500	JFE Holdings, Inc.	180,578
3,200	LafargeHolcim, Ltd.	160,239
1,000	Linde AG	144,459
28,700	Mitsubishi Chemical Holdings Corporation	182,094
20,400	Mondi plc	399,857
12,400	Nippon Paint Holdings Company, Ltd.	300,105
25,700	Nippon Steel & Sumitomo Metal Corporation	508,407
17,800	Novozymes AS	852,244
31,000	Oji Holdings Corporation	124,589
12,500	Rio Tinto plc	363,943
5,400	Rio Tinto, Ltd.	174,633
33,000	Sumitomo Seika Chemicals Company, Ltd.	200,780
35,000	Tosoh Corporation	180,040
37,500	UPM-Kymmene Oyj	696,203
39,019	Yara International ASA	1,678,140

	Total	26,162,436

Telecommunications Services (1.4%)
181,564	BT Group plc	1,260,711
48,500	Elisa Oyj	1,824,816
43,700	Freenet AG	1,474,658
645,205	KCOM Group plc	1,098,598
110,600	Orange SA	1,849,876
21,300	Proximus SA	693,125
69,400	StarHub, Ltd.	180,605
847,800	Telstra Corporation, Ltd.	3,445,195
18,200	Vivendi SA	390,884

	Total	12,218,468

Utilities (2.3%)
409,700	A2A SPA	554,760
48,000	CLP Holdings, Ltd.	406,848
355,100	Electricidade de Portugal SA	1,279,554
296,050	PG&E Corporation	15,746,899
186,100	Redes Energeticas Nacionais SGPS SA	562,219
32,000	Toho Gas Company, Ltd.	206,664
88,300	United Utilities Group plc	1,215,837

	Total	19,972,781

	Total Common Stock (cost $569,456,606)	706,027,614

	Registered Investment Companies (0.5%)
Equity Funds/ETFs (0.5%)
77,940	iShares MSCI EAFE Index Fund	4,578,975

	Total	4,578,975

	Total Registered Investment Companies (cost $4,695,137)	4,578,975

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Collateral Held for Securities Loaned (0.5%)	Value
4,545,524	Thrivent Cash Management Trust	$4,545,524

	Total Collateral Held for Securities Loaned (cost $4,545,524)	4,545,524

Shares or Principal Amount	Short-Term Investments (19.1%)[c]
	Federal Home Loan Bank Discount Notes
400,000	0.100%, 1/4/2016[d]	399,997
15,000,000	0.180%, 1/27/2016	14,998,050
10,000,000	0.190%, 1/28/2016	9,998,575
	Federal Home Loan Mortgage Corporation Discount Notes
700,000	0.100%, 1/6/2016[d]	699,990
6,100,000	0.082%, 1/8/2016[d]	6,099,902
100,000	0.100%, 1/13/2016	99,997
6,200,000	0.200%, 2/17/2016[d]	6,198,381
	Federal National Mortgage Association Discount Notes
100,000	0.110%, 1/14/2016	99,996
	Thrivent Cash Management Trust
129,184,785	0.220%	129,184,785

	Total Short-Term Investments (at amortized cost)	167,779,673

	Total Investments (cost $746,476,940) 100.5%	$882,931,786

	Other Assets and Liabilities, Net (0.5%)	(4,016,456)

	Total Net Assets 100.0%	$878,915,330

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Portfolio as of December 31, 2015:

Securities Lending Transactions

Common Stock	$4,343,137

Total lending	$4,343,137
Gross amount payable upon return of collateral for securities loaned	$4,545,524

Net amounts due to counterparty	$202,387

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (96.4%)	Value
Consumer Discretionary (12.6%)
2,050	Advance Auto Parts, Inc.	$308,546
10,820	Amazon.com, Inc.[a]	7,313,130
2,160	AutoNation, Inc.[a]	128,866
850	AutoZone, Inc.[a]	630,623
4,710	Bed Bath & Beyond, Inc.[a]	227,257
8,405	Best Buy Company, Inc.	255,932
6,250	BorgWarner, Inc.	270,187
6,290	Cablevision Systems Corporation	200,651
5,870	CarMax, Inc.[a]	316,804
12,720	Carnival Corporation	692,986
12,172	CBS Corporation	573,666
880	Chipotle Mexican Grill, Inc.[a]	422,268
7,860	Coach, Inc.	257,258
69,685	Comcast Corporation	3,932,325
9,090	D.R. Horton, Inc.	291,153
3,200	Darden Restaurants, Inc.	203,648
7,780	Delphi Automotive plc	666,979
4,190	Discovery Communications, Inc., Class Aa,b	111,789
7,230	Discovery Communications, Inc., Class Ca	182,341
8,250	Dollar General Corporation	592,928
6,588	Dollar Tree, Inc.[a]	508,725
3,310	Expedia, Inc.	411,433
110,291	Ford Motor Company	1,554,000
1,170	Fossil, Inc.[a]	42,775
6,482	Gap, Inc.	160,105
3,330	Garmin, Ltd.	123,776
39,938	General Motors Company	1,358,291
4,220	Genuine Parts Company	362,456
7,520	Goodyear Tire & Rubber Company	245,678
6,620	H&R Block, Inc.	220,512
11,090	Hanesbrands, Inc.	326,379
5,390	Harley-Davidson, Inc.	244,652
1,980	Harman International Industries, Inc.	186,536
3,140	Hasbro, Inc.	211,510
35,510	Home Depot, Inc.	4,696,197
11,417	Interpublic Group of Companies, Inc.	265,788
18,180	Johnson Controls, Inc.	717,928
5,360	Kohl’s Corporation	255,297
3,820	Leggett & Platt, Inc.	160,516
4,970	Lennar Corporation	243,083
7,194	Limited Brands, Inc.	689,329
25,500	Lowe’s Companies, Inc.	1,939,020
8,958	Macy’s, Inc.	313,351
5,396	Marriott International, Inc.	361,748
9,550	Mattel, Inc.	259,473
25,850	McDonald’s Corporation	3,053,919
5,180	Michael Kors Holdings, Ltd.[a]	207,511
1,780	Mohawk Industries, Inc.[a]	337,114
12,050	Netflix, Inc.[a]	1,378,279
7,543	Newell Rubbermaid, Inc.	332,495
10,655	News Corporation, Class A	142,351
3,010	News Corporation, Class B	42,020
37,920	NIKE, Inc.	2,370,000
3,870	Nordstrom, Inc.	192,765
6,780	Omnicom Group, Inc.	512,975
2,750	O’Reilly Automotive, Inc.[a]	696,905
1,400	Priceline Group, Inc.[a]	1,784,930
8,792	Pulte Group, Inc.	156,673
2,340	PVH Corporation	172,341
1,680	Ralph Lauren Corporation	187,286
11,280	Ross Stores, Inc.	606,977
4,730	Royal Caribbean Cruises, Ltd.	478,723
2,670	Scripps Networks Interactive, Inc.	147,411
2,230	Sherwin-Williams Company	578,908
2,230	Signet Jewelers, Ltd.	275,829
1,640	Snap-On, Inc.	281,145
18,045	Staples, Inc.	170,886
41,700	Starbucks Corporation	2,503,251
4,730	Starwood Hotels & Resorts Worldwide, Inc.	327,694
17,440	Target Corporation	1,266,318
6,280	Tegna, Inc.	160,266
3,090	Tiffany & Company	235,736
8,008	Time Warner Cable, Inc.	1,486,205
22,440	Time Warner, Inc.	1,451,195
18,860	TJX Companies, Inc.	1,337,363
3,800	Tractor Supply Company	324,900
3,220	TripAdvisor, Inc.[a]	274,505
32,750	Twenty-First Century Fox, Inc., Class A	889,490
12,070	Twenty-First Century Fox, Inc., Class B	328,666
5,080	Under Armour, Inc.[a]	409,499
2,470	Urban Outfitters, Inc.[a]	56,193
9,620	VF Corporation	598,845
9,692	Viacom, Inc.	398,923
42,917	Walt Disney Company	4,509,718
2,187	Whirlpool Corporation	321,205
3,272	Wyndham Worldwide Corporation	237,711
2,310	Wynn Resorts, Ltd.	159,829
12,050	Yum! Brands, Inc.	880,253

	Total	65,703,103

Consumer Staples (9.7%)
55,150	Altria Group, Inc.	3,210,281
16,648	Archer-Daniels-Midland Company	610,649
2,857	Brown-Forman Corporation	283,643
5,050	Campbell Soup Company	265,377
3,700	Church & Dwight Company, Inc.	314,056
3,620	Clorox Company	459,125
109,800	Coca-Cola Company	4,717,008
5,880	Coca-Cola Enterprises, Inc.	289,531
25,200	Colgate-Palmolive Company	1,678,824
12,200	ConAgra Foods, Inc.	514,352
4,780	Constellation Brands, Inc.	680,863
12,280	Costco Wholesale Corporation	1,983,220
30,974	CVS Health Corporation	3,028,328
5,320	Dr. Pepper Snapple Group, Inc.	495,824
6,250	Estee Lauder Companies, Inc.	550,375
16,770	General Mills, Inc.	966,958
4,040	Hershey Company	360,651
3,780	Hormel Foods Corporation	298,922
3,341	J.M. Smucker Company	412,079
7,160	Kellogg Company	517,453
3,260	Keurig Green Mountain, Inc.[b]	293,335
10,182	Kimberly-Clark Corporation	1,296,169
16,837	Kraft Heinz Company	1,225,060
27,330	Kroger Company	1,143,214
3,260	McCormick & Company, Inc.	278,926
5,528	Mead Johnson Nutrition Company	436,436
4,430	Molson Coors Brewing Company	416,066
44,702	Mondelez International, Inc.	2,004,438
4,180	Monster Beverage Corporation[a]	622,653
40,970	PepsiCo, Inc.	4,093,722
44,230	Philip Morris International, Inc.	3,888,259
76,358	Procter & Gamble Company	6,063,589
23,248	Reynolds American, Inc.	1,072,895
5,450	Safeway, Inc. (Casa Ley SA de CV) Contingent Value Rights[a,c]	5,531

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (96.4%)	Value
Consumer Staples (9.7%) - continued
5,450	Safeway, Inc. (Property Development Centers, LLC) Contingent Value Rights[a,c]	$266
14,700	Sysco Corporation	602,700
8,290	Tyson Foods, Inc.	442,106
24,460	Walgreens Boots Alliance, Inc.	2,082,891
44,380	Wal-Mart Stores, Inc.	2,720,494
9,750	Whole Foods Market, Inc.	326,625

	Total	50,652,894

Energy (6.3%)
14,512	Anadarko Petroleum Corporation	704,993
10,770	Apache Corporation	478,942
12,293	Baker Hughes, Inc.	567,322
11,400	Cabot Oil & Gas Corporation	201,666
5,390	Cameron International Corporation[a]	340,648
14,790	Chesapeake Energy Corporation[b]	66,555
53,306	Chevron Corporation	4,795,408
2,750	Cimarex Energy Company	245,795
11,229	Columbia Pipeline Group, Inc.	224,580
35,529	ConocoPhillips	1,658,849
6,210	Consol Energy, Inc.[b]	49,059
10,940	Devon Energy Corporation	350,080
1,820	Diamond Offshore Drilling, Inc.[b]	38,402
6,680	Ensco plc	102,805
15,720	EOG Resources, Inc.	1,112,819
4,340	EQT Corporation	226,244
117,010	Exxon Mobil Corporation	9,120,929
6,460	FMC Technologies, Inc.[a]	187,405
24,140	Halliburton Company	821,726
3,080	Helmerich & Payne, Inc.[b]	164,934
6,870	Hess Corporation	333,058
54,060	Kinder Morgan, Inc.	806,575
19,538	Marathon Oil Corporation	245,983
15,018	Marathon Petroleum Corporation	778,533
4,620	Murphy Oil Corporation	103,719
10,550	National Oilwell Varco, Inc.	353,319
4,760	Newfield Exploration Company[a]	154,986
12,160	Noble Energy, Inc.	400,429
21,660	Occidental Petroleum Corporation	1,464,433
5,590	ONEOK, Inc.	137,849
13,484	Phillips 66	1,102,991
4,340	Pioneer Natural Resources Company	544,149
4,830	Range Resources Corporation	118,866
35,494	Schlumberger, Ltd.	2,475,706
10,650	Southwestern Energy Company[a]	75,721
19,054	Spectra Energy Corporation	456,153
3,370	Tesoro Corporation	355,097
9,810	Transocean, Ltd.[b]	121,448
13,470	Valero Energy Corporation	952,464
19,280	Williams Companies, Inc.	495,496

	Total	32,936,136

Financials (15.8%)
9,040	ACE, Ltd.	1,056,324
1,520	Affiliated Managers Group, Inc.[a]	242,835
11,960	Aflac, Inc.	716,404
10,902	Allstate Corporation	676,905
23,470	American Express Company	1,632,338
34,737	American International Group, Inc.	2,152,652
11,880	American Tower Corporation	1,151,766
4,870	Ameriprise Financial, Inc.	518,265
7,695	Aon plc	709,556
4,386	Apartment Investment & Management Company	175,572
1,850	Assurant, Inc.	148,999
3,811	AvalonBay Communities, Inc.	701,719
291,520	Bank of America Corporation	4,906,282
30,602	Bank of New York Mellon Corporation	1,261,414
21,890	BB&T Corporation	827,661
52,159	Berkshire Hathaway, Inc.[a]	6,887,074
3,520	BlackRock, Inc.	1,198,630
4,290	Boston Properties, Inc.	547,147
14,963	Capital One Financial Corporation	1,080,029
8,160	CBRE Group, Inc.[a]	282,173
33,585	Charles Schwab Corporation	1,105,954
6,360	Chubb Corporation	843,590
4,118	Cincinnati Financial Corporation	243,662
83,803	Citigroup, Inc.	4,336,805
9,540	CME Group, Inc.	864,324
4,950	Comerica, Inc.	207,059
9,370	Crown Castle International Corporation	810,037
11,935	Discover Financial Services	639,955
8,260	E*TRADE Financial Corporation[a]	244,826
1,732	Equinix, Inc.	523,757
10,180	Equity Residential	830,586
1,850	Essex Property Trust, Inc.	442,909
22,344	Fifth Third Bancorp	449,114
10,650	Franklin Resources, Inc.	392,133
16,410	General Growth Properties, Inc.	446,516
11,100	Goldman Sachs Group, Inc.	2,000,553
11,460	Hartford Financial Services Group, Inc.	498,052
13,060	HCP, Inc.	499,414
9,910	Health Care REIT, Inc.	674,177
20,971	Host Hotels & Resorts, Inc.	321,695
22,281	Huntington Bancshares, Inc.	246,428
3,330	Intercontinental Exchange, Inc.	853,346
11,860	Invesco, Ltd.	397,073
5,412	Iron Mountain, Inc.	146,178
102,678	J.P. Morgan Chase & Company	6,779,828
23,460	KeyCorp	309,437
11,560	Kimco Realty Corporation	305,878
3,020	Legg Mason, Inc.	118,475
9,261	Leucadia National Corporation	161,049
6,924	Lincoln National Corporation	348,000
7,860	Loews Corporation	301,824
4,466	M&T Bank Corporation	541,190
3,760	Macerich Company	303,394
14,650	Marsh & McLennan Companies, Inc.	812,343
7,590	McGraw-Hill Financial, Inc.	748,222
31,082	MetLife, Inc.	1,498,463
4,770	Moody’s Corporation	478,622
42,480	Morgan Stanley	1,351,289
3,200	Nasdaq, Inc.	186,144
10,180	Navient Corporation	116,561
6,050	Northern Trust Corporation	436,145
8,710	People’s United Financial, Inc.	140,667
4,880	Plum Creek Timber Company, Inc.	232,874
14,174	PNC Financial Services Group, Inc.	1,350,924
7,610	Principal Financial Group, Inc.	342,298
16,280	Progressive Corporation	517,704
14,706	Prologis, Inc.	631,182
12,530	Prudential Financial, Inc.	1,020,067
4,130	Public Storage, Inc.	1,023,001
7,010	Realty Income Corporation	361,926
36,857	Regions Financial Corporation	353,827
8,674	Simon Property Group, Inc.	1,686,573
2,780	SL Green Realty Corporation	314,084
11,320	State Street Corporation	751,195

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (96.4%)	Value
Financials (15.8%) - continued
14,300	SunTrust Banks, Inc.	$612,612
23,380	Synchrony Financial[a]	710,986
7,068	T. Rowe Price Group, Inc.	505,291
3,210	Torchmark Corporation	183,484
8,521	Travelers Companies, Inc.	961,680
46,035	U.S. Bancorp	1,964,313
6,804	Unum Group	226,506
9,320	Ventas, Inc.	525,928
4,967	Vornado Realty Trust	496,501
130,090	Wells Fargo & Company	7,071,692
14,382	Weyerhaeuser Company	431,172
8,360	XL Group plc	327,545
5,740	Zions Bancorporation	156,702

	Total	82,589,486

Health Care (14.6%)
41,970	Abbott Laboratories	1,884,873
46,030	AbbVie, Inc.	2,726,817
9,789	Aetna, Inc.	1,058,387
6,330	Alexion Pharmaceuticals, Inc.[a]	1,207,448
11,132	Allergan plc[a]	3,478,750
5,510	AmerisourceBergen Corporation	571,442
21,420	Amgen, Inc.	3,477,109
7,240	Anthem, Inc.	1,009,546
15,350	Baxalta, Inc.	599,111
15,400	Baxter International, Inc.	587,510
5,925	Becton, Dickinson and Company	912,983
6,270	Biogen, Inc.[a]	1,920,814
37,840	Boston Scientific Corporation[a]	697,770
46,858	Bristol-Myers Squibb Company	3,223,362
2,080	C.R. Bard, Inc.	394,035
9,235	Cardinal Health, Inc.	824,408
22,110	Celgene Corporation[a]	2,647,894
8,530	Cerner Corporation[a]	513,250
7,210	CIGNA Corporation	1,055,039
4,650	DaVita HealthCare Partners, Inc.[a]	324,152
3,910	DENTSPLY International, Inc.	237,923
6,020	Edwards Lifesciences Corporation[a]	475,460
27,130	Eli Lilly and Company	2,285,974
5,970	Endo International plc[a]	365,483
18,915	Express Scripts Holding Company[a]	1,653,360
40,610	Gilead Sciences, Inc.	4,109,326
8,780	HCA Holdings, Inc.[a]	593,791
2,310	Henry Schein, Inc.[a]	365,419
4,170	Humana, Inc.	744,387
4,090	Illumina, Inc.[a]	785,055
1,050	Intuitive Surgical, Inc.[a]	573,468
78,010	Johnson & Johnson	8,013,187
2,860	Laboratory Corporation of America Holdings[a]	353,610
3,290	Mallinckrodt, LLC[a]	245,533
6,462	McKesson Corporation	1,274,500
39,329	Medtronic, Inc.	3,025,187
79,023	Merck & Company, Inc.	4,173,995
11,630	Mylan NVa	628,834
2,350	Patterson Companies, Inc.	106,243
3,130	PerkinElmer, Inc.	167,674
4,160	Perrigo Company plc	601,952
174,110	Pfizer, Inc.	5,620,271
4,040	Quest Diagnostics, Inc.	287,406
2,220	Regeneron Pharmaceuticals, Inc.[a]	1,205,171
7,974	St. Jude Medical, Inc.	492,554
8,880	Stryker Corporation	825,307
2,715	Tenet Healthcare Corporation[a]	82,264
11,140	Thermo Fisher Scientific, Inc.	1,580,209
26,650	UnitedHealth Group, Inc.	3,135,106
2,530	Universal Health Services, Inc.	302,310
2,730	Varian Medical Systems, Inc.[a]	220,584
6,900	Vertex Pharmaceuticals, Inc.[a]	868,227
2,280	Waters Corporation[a]	306,842
4,790	Zimmer Biomet Holdings, Inc.	491,406
12,930	Zoetis, Inc.	619,606

	Total	75,932,324

Industrials (9.6%)
17,300	3M Company	2,606,072
4,650	ADT Corporation[b]	153,357
2,691	Allegion plc	177,391
6,720	AMETEK, Inc.	360,125
17,540	Boeing Company	2,536,109
4,060	C.H. Robinson Worldwide, Inc.	251,801
16,490	Caterpillar, Inc.	1,120,660
2,450	Cintas Corporation	223,072
27,510	CSX Corporation	713,884
4,610	Cummins, Inc.	405,726
16,720	Danaher Corporation	1,552,954
8,770	Deere & Company	668,888
21,660	Delta Air Lines, Inc.	1,097,945
4,350	Dover Corporation	266,699
1,010	Dun & Bradstreet Corporation	104,969
12,914	Eaton Corporation	672,045
18,140	Emerson Electric Company	867,636
3,310	Equifax, Inc.	368,635
5,260	Expeditors International of Washington, Inc.	237,226
8,150	Fastenal Company[b]	332,683
7,430	FedEx Corporation	1,106,996
2,070	First Solar, Inc.[a]	136,599
3,700	Flowserve Corporation	155,696
4,010	Fluor Corporation	189,352
8,300	General Dynamics Corporation	1,140,088
265,097	General Electric Company	8,257,772
21,465	Honeywell International, Inc.	2,223,130
9,190	Illinois Tool Works, Inc.	851,729
7,320	Ingersoll-Rand plc	404,723
3,460	Jacobs Engineering Group, Inc.[a]	145,147
2,550	JB Hunt Transport Services, Inc.	187,068
3,090	Kansas City Southern	230,730
2,190	L-3 Communications Holdings, Inc.	261,727
7,390	Lockheed Martin Corporation	1,604,738
9,480	Masco Corporation	268,284
10,210	Nielsen Holdings plc	475,786
8,430	Norfolk Southern Corporation	713,094
5,088	Northrop Grumman Corporation	960,665
9,847	PACCAR, Inc.	466,748
3,805	Parker Hannifin Corporation	369,009
5,039	Pentair, Ltd.	249,582
5,510	Pitney Bowes, Inc.	113,782
3,880	Precision Castparts Corporation	900,199
4,510	Quanta Services, Inc.[a]	91,327
8,420	Raytheon Company	1,048,543
6,690	Republic Services, Inc.	294,293
3,720	Robert Half International, Inc.	175,361
3,700	Rockwell Automation, Inc.	379,657
3,650	Rockwell Collins, Inc.	336,895
2,820	Roper Industries, Inc.	535,208
1,510	Ryder System, Inc.	85,813
18,040	Southwest Airlines Company	776,802
4,240	Stanley Black & Decker, Inc.	452,535
2,370	Stericycle, Inc.[a]	285,822
7,570	Textron, Inc.	318,016
11,850	Tyco International plc	377,897

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (96.4%)	Value
Industrials (9.6%) - continued
24,100	Union Pacific Corporation	$1,884,620
10,310	United Continental Holdings, Inc.[a]	590,763
19,660	United Parcel Service, Inc.	1,891,882
2,530	United Rentals, Inc.[a]	183,526
23,090	United Technologies Corporation	2,218,256
17,360	US Airways Group, Inc.	735,196
4,380	Verisk Analytics, Inc.[a]	336,734
1,630	W.W. Grainger, Inc.[b]	330,222
11,629	Waste Management, Inc.	620,639
5,030	Xylem, Inc.	183,595

	Total	50,264,123

Information Technology (20.0%)
17,490	Accenture plc	1,827,705
14,010	Activision Blizzard, Inc.	542,327
13,970	Adobe Systems, Inc.[a]	1,312,342
9,195	Agilent Technologies, Inc.	384,443
4,990	Akamai Technologies, Inc.[a]	262,624
1,710	Alliance Data Systems Corporation[a]	472,935
8,160	Alphabet, Inc., Class Aa	6,348,562
8,309	Alphabet, Inc., Class Ca	6,305,534
8,590	Amphenol Corporation	448,656
8,750	Analog Devices, Inc.	484,050
156,510	Apple, Inc.[d]	16,474,243
32,040	Applied Materials, Inc.	598,187
6,290	Autodesk, Inc.[a]	383,250
12,950	Automatic Data Processing, Inc.	1,097,124
7,300	Avago Technologies, Ltd.	1,059,595
15,700	Broadcom Corporation	907,774
8,752	CA, Inc.	249,957
141,850	Cisco Systems, Inc.	3,851,937
4,350	Citrix Systems, Inc.[a]	329,077
16,940	Cognizant Technology Solutions Corporation[a]	1,016,739
3,870	Computer Sciences Government Services, Inc.	116,100
33,280	Corning, Inc.	608,358
31,210	eBay, Inc.[a]	857,651
8,700	Electronic Arts, Inc.[a]	597,864
54,406	EMC Corporation	1,397,146
1,990	F5 Networks, Inc.[a]	192,950
63,840	Facebook, Inc.[a]	6,681,494
7,760	Fidelity National Information Services, Inc.	470,256
6,420	Fiserv, Inc.[a]	587,173
3,910	FLIR Systems, Inc.	109,754
3,010	GameStop Corporation[b]	84,400
3,490	Harris Corporation	303,281
50,116	Hewlett Packard Enterprise Company	761,763
51,146	Hewlett-Packard Company	605,569
131,730	Intel Corporation	4,538,098
25,190	International Business Machines Corporation	3,466,648
7,390	Intuit, Inc.	713,135
10,380	Juniper Networks, Inc.	286,488
4,370	KLA-Tencor Corporation	303,059
4,440	Lam Research Corporation	352,625
6,720	Linear Technology Corporation	285,398
27,730	MasterCard, Inc.	2,699,793
5,710	Microchip Technology, Inc.	265,743
30,600	Micron Technology, Inc.[a]	433,296
221,960	Microsoft Corporation	12,314,341
4,505	Motorola Solutions, Inc.	308,367
8,250	NetApp, Inc.	218,872
14,270	NVIDIA Corporation	470,339
89,447	Oracle Corporation	3,267,499
9,060	Paychex, Inc.	479,183
31,040	PayPal Holdings, Inc.[a]	1,123,648
4,060	Qorvo, Inc.[a]	206,654
42,070	QUALCOMM, Inc.	2,102,869
5,160	Red Hat, Inc.[a]	427,300
17,450	Salesforce.com, Inc.[a]	1,368,080
5,650	SanDisk Corporation	429,343
8,300	Seagate Technology plc	304,278
5,390	Skyworks Solutions, Inc.	414,114
19,004	Symantec Corporation	399,084
10,790	TE Connectivity, Ltd.	697,142
3,740	Teradata Corporation[a]	98,811
28,380	Texas Instruments, Inc.	1,555,508
4,750	Total System Services, Inc.	236,550
2,750	VeriSign, Inc.[a,b]	240,240
54,550	Visa, Inc.	4,230,353
6,520	Western Digital Corporation	391,526
14,110	Western Union Company	252,710
26,505	Xerox Corporation	281,748
7,180	Xilinx, Inc.	337,245
24,500	Yahoo!, Inc.[a]	814,870

	Total	104,045,777

Materials (2.6%)
5,440	Air Products and Chemicals, Inc.	707,798
1,830	Airgas, Inc.	253,126
36,814	Alcoa, Inc.	363,354
2,540	Avery Dennison Corporation	159,156
3,840	Ball Corporation	279,283
6,560	CF Industries Holdings, Inc.	267,714
31,743	Dow Chemical Company	1,634,130
24,691	E.I. du Pont de Nemours and Company	1,644,420
4,190	Eastman Chemical Company	282,867
7,480	Ecolab, Inc.	855,562
3,720	FMC Corporation	145,564
32,412	Freeport-McMoRan, Inc.	219,429
2,250	International Flavors & Fragrances, Inc.	269,190
11,611	International Paper Company	437,735
10,150	LyondellBasell Industries NV	882,035
1,860	Martin Marietta Materials, Inc.	254,039
12,398	Monsanto Company	1,221,451
9,630	Mosaic Company	265,692
14,798	Newmont Mining Corporation	266,216
8,900	Nucor Corporation	358,670
4,510	Owens-Illinois, Inc.[a]	78,564
7,560	PPG Industries, Inc.	747,079
7,990	Praxair, Inc.	818,176
7,219	Rock-Tenn Company	329,331
5,582	Sealed Air Corporation	248,957
3,740	Vulcan Materials Company	355,188

	Total	13,344,726

Telecommunications Services (2.3%)
171,836	AT&T, Inc.	5,912,877
15,345	CenturyLink, Inc.	386,080
32,838	Frontier Communications Corporation	153,353
8,051	Level 3 Communications, Inc.[a]	437,652
114,666	Verizon Communications, Inc.	5,299,863

	Total	12,189,825

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares	Common Stock (96.4%)	Value
Utilities (2.9%)
18,900	AES Corporation	$180,873
3,395	AGL Resources, Inc.	216,635
6,810	Ameren Corporation	294,396
13,760	American Electric Power Company, Inc.	801,795
12,223	CenterPoint Energy, Inc.	224,414
7,770	CMS Energy Corporation	280,342
8,230	Consolidated Edison, Inc.	528,942
16,744	Dominion Resources, Inc.	1,132,564
5,050	DTE Energy Company	404,960
19,302	Duke Energy Corporation	1,377,970
9,160	Edison International, Inc.	542,364
5,020	Entergy Corporation	343,167
26,024	Exelon Corporation	722,686
11,884	FirstEnergy Corporation	377,079
12,920	NextEra Energy, Inc.	1,342,259
9,019	NiSource, Inc.	175,961
8,930	Northeast Utilities	456,055
8,970	NRG Energy, Inc.	105,577
7,200	Pepco Holdings, Inc.	187,272
13,740	PG&E Corporation	730,831
3,110	Pinnacle West Capital Corporation	200,533
18,910	PPL Corporation	645,398
14,180	Public Service Enterprise Group, Inc.	548,624
4,010	SCANA Corporation	242,565
6,635	Sempra Energy	623,756
25,540	Southern Company	1,195,017
6,620	TECO Energy, Inc.	176,423
8,836	Wisconsin Energy Corporation	453,375
14,235	Xcel Energy, Inc.	511,179

	Total	15,023,012

	Total Common Stock (cost $318,478,826)	502,681,406

	Collateral Held for Securities Loaned (0.4%)
1,894,887	Thrivent Cash Management Trust	1,894,887

	Total Collateral Held for Securities Loaned (cost $1,894,887)	1,894,887

Shares or Principal Amount	Short-Term Investments (3.5%)[e]
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.230%, 1/4/2016[d]	99,998
100,000	0.250%, 1/21/2016[d]	99,986
1,000,000	0.230%, 1/27/2016[d]	999,834
100,000	0.210%, 2/4/2016[d]	99,980
	Federal National Mortgage Association Discount Notes
100,000	0.180%, 2/2/2016[d]	99,984
	Thrivent Cash Management Trust
16,796,121	0.220%	16,796,121

	Total Short-Term Investments (at amortized cost)	18,195,903

	Total Investments (cost $338,569,616) 100.3%	$522,772,196

	Other Assets and Liabilities, Net (0.3%)	(1,593,137)

	Total Net Assets 100.0%	$521,179,059

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Index Portfolio as of December 31, 2015:

Securities Lending Transactions

Common Stock	$1,841,982

Total lending	$1,841,982
Gross amount payable upon return of collateral for securities loaned	$1,894,887

Net amounts due to counterparty	$52,905

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

167

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (4.7%)[a]	Value
Basic Materials (0.3%)
	Fortescue Metals Group, Ltd., Term Loan
$3,178,740	4.250%, 6/30/2019	$2,348,612

	Total	2,348,612

Communications Services (2.0%)
	Birch Communication Inc., Term Loan
4,194,688	7.750%, 7/17/2020	4,005,927
	Cengage Learning Acquisitions, Term Loan
5,213,949	7.000%, 3/31/2020	5,070,565
	IMG Worldwide, Inc., Term Loan
3,250,000	8.250%, 5/6/2022	2,827,500
	McGraw-Hill Global Education Holdings, LLC, Term Loan
2,205,817	4.750%, 3/22/2019	2,152,503

	Total	14,056,495

Consumer Cyclical (1.1%)
	Amaya BV, Term Loan
707,437	8.000%, 8/1/2022	705,669
	Mohegan Tribal Gaming Authority, Term Loan
2,581,031	5.500%, 6/15/2018	2,519,266
	Scientific Games International, Inc., Term Loan
4,999,500	6.000%, 10/1/2021	4,542,396

	Total	7,767,331

Consumer Non-Cyclical (0.4%)
	Albertson’s, Inc., Term Loan
2,947,818	5.500%, 3/21/2019	2,935,290

	Total	2,935,290

Technology (0.9%)
	First Data Corporation, Term Loan
6,540,676	3.918%, 3/23/2018	6,447,079

	Total	6,447,079

	Total Bank Loans (cost $35,108,917)	33,554,807

	Long-Term Fixed Income (85.5%)
Asset-Backed Securities (0.4%)
	Renaissance Home Equity Loan Trust
1,794,414	5.746%, 5/25/2036[b]	1,236,215
1,800,000	6.011%, 5/25/2036[b]	1,252,109

	Total	2,488,324

Basic Materials (3.2%)
	ArcelorMittal SA
2,065,000	6.500%, 3/1/2021[c]	1,662,098
	First Quantum Minerals, Ltd.
2,205,000	6.750%, 2/15/2020[d]	1,422,225
2,140,000	7.000%, 2/15/2021[d]	1,342,850
	Graphic Packaging International, Inc.
790,000	4.750%, 4/15/2021	805,800
530,000	4.875%, 11/15/2022	536,625
	INEOS Group Holdings SA
2,795,000	6.125%, 8/15/2018[c,d]	2,767,050
	Midwest Vanadium, Pty. Ltd.
3,430,000	11.500%, 2/15/2018*,e	175,787
	Novelis, Inc.
3,950,000	8.750%, 12/15/2020	3,624,125
	Resolute Forest Products, Inc.
3,815,000	5.875%, 5/15/2023[c]	2,775,413
	Ryerson, Inc.
2,100,000	9.000%, 10/15/2017	1,617,000
	Sappi Papier Holding GmbH
3,080,000	6.625%, 4/15/2021[d]	3,110,800
	Signode Industrial Group Lux SA
1,080,000	6.375%, 5/1/2022[d]	918,000
	Tembec Industries, Inc.
2,660,000	9.000%, 12/15/2019[c,d]	1,729,000

	Total	22,486,773

Capital Goods (8.3%)
	Abengoa Finance SAU
3,250,000	7.750%, 2/1/2020[d]	450,937
	Abengoa Greenfield SA
3,460,000	6.500%, 10/1/2019[d]	380,600
	Anixter, Inc.
3,455,000	5.125%, 10/1/2021	3,455,000
	Berry Plastics Corporation
6,370,000	5.125%, 7/15/2023	6,194,825
	Bombardier, Inc.
2,130,000	7.500%, 3/15/2025[d]	1,491,000
	Building Materials Corporation of America
3,990,000	6.000%, 10/15/2025[d]	4,069,800
	Cemex Finance, LLC
2,245,000	9.375%, 10/12/2017[d]	2,362,863
	Cemex SAB de CV
2,750,000	5.700%, 1/11/2025[c,d]	2,299,688
	CNH Capital, LLC
1,680,000	3.625%, 4/15/2018[c]	1,653,960
	CNH Industrial Capital, LLC
1,850,000	4.375%, 11/6/2020[c]	1,743,625
	Huntington Ingalls Industries, Inc.
925,000	5.000%, 12/15/2021[d]	942,344
2,650,000	5.000%, 11/15/2025[d]	2,689,750
	Milacron, LLC
2,640,000	7.750%, 2/15/2021[d]	2,461,800
	Moog, Inc.
1,725,000	5.250%, 12/1/2022[d]	1,742,250
	Nortek, Inc.
3,640,000	8.500%, 4/15/2021	3,776,864
	Owens-Brockway Glass Container, Inc.
3,070,000	5.875%, 8/15/2023[d]	3,116,050
	Reynolds Group Issuer, Inc.
2,160,000	9.875%, 8/15/2019	2,176,200
350,000	5.750%, 10/15/2020	356,016
2,630,000	8.250%, 2/15/2021	2,531,375
	Safeway Group Holding, LLC
3,175,000	7.000%, 5/15/2018[d]	3,167,063
	Silgan Holdings, Inc.
3,970,000	5.000%, 4/1/2020	4,039,475

The accompanying Notes to Financial Statements are an integral part of this schedule.

168

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (85.5%)	Value
Capital Goods (8.3%) - continued
	United Rentals North America, Inc.
$1,625,000	6.125%, 6/15/2023	$1,661,562
1,660,000	5.500%, 7/15/2025	1,610,200
	UR Financing Escrow Corporation
4,250,000	7.625%, 4/15/2022	4,541,975

	Total	58,915,222

Communications Services (15.4%)
	Activision Blizzard, Inc.
3,190,000	6.125%, 9/15/2023[d]	3,381,400
	Altice Financing SA
1,080,000	6.500%, 1/15/2022[d]	1,069,200
790,000	6.625%, 2/15/2023[d]	780,125
	Altice Finco SA
1,050,000	9.875%, 12/15/2020[d]	1,118,250
540,000	8.125%, 1/15/2024[d]	522,450
	AMC Networks, Inc.
1,060,000	7.750%, 7/15/2021	1,113,000
3,800,000	4.750%, 12/15/2022	3,800,000
	CCO Holdings, LLC
800,000	7.375%, 6/1/2020	833,000
2,165,000	5.250%, 3/15/2021	2,248,894
2,165,000	5.250%, 9/30/2022	2,186,650
	CCOH Safari, LLC
2,500,000	5.750%, 2/15/2026[d]	2,506,250
	Clear Channel Worldwide Holdings, Inc.
3,195,000	6.500%, 11/15/2022	3,115,125
	Columbus International, Inc.
5,060,000	7.375%, 3/30/2021[d]	5,009,400
	Digicel, Ltd.
1,680,000	7.000%, 2/15/2020*	1,528,800
3,220,000	6.000%, 4/15/2021[d]	2,712,850
	Eileme 2 AB
4,260,000	11.625%, 1/31/2020*	4,515,600
	Frontier Communications Corporation
1,230,000	10.500%, 9/15/2022[d]	1,225,388
6,930,000	11.000%, 9/15/2025[d]	6,860,700
	Gray Television, Inc.
2,710,000	7.500%, 10/1/2020	2,784,525
	Hughes Satellite Systems Corporation
2,865,000	6.500%, 6/15/2019	3,087,037
	Intelsat Jackson Holdings SA
5,970,000	7.250%, 10/15/2020	5,223,750
	Level 3 Escrow II, Inc.
3,000,000	5.375%, 8/15/2022	3,045,000
	Level 3 Financing, Inc.
1,620,000	6.125%, 1/15/2021	1,676,700
	McGraw-Hill Global Education Holdings, LLC
2,855,000	9.750%, 4/1/2021	3,026,300
	MDC Partners, Inc.
3,730,000	6.750%, 4/1/2020[d]	3,841,900
	Numericable-SFR
3,590,000	6.000%, 5/15/2022[d]	3,482,300
2,710,000	6.250%, 5/15/2024[d]	2,615,150
	Sprint Communications, Inc.
10,325,000	9.000%, 11/15/2018[d]	10,867,062
2,870,000	7.000%, 3/1/2020[d]	2,877,175
	Sprint Corporation
7,215,000	7.625%, 2/15/2025	5,266,950
	T-Mobile USA, Inc.
3,790,000	6.542%, 4/28/2020	3,951,075
	Unitymedia Hessen GmbH & Company KG
5,100,000	5.500%, 1/15/2023[d]	5,087,250
	Univision Communications, Inc.
2,713,000	6.750%, 9/15/2022[d]	2,811,346
1,410,000	5.125%, 2/15/2025[d]	1,339,500
	UPCB Finance V, Ltd.
1,440,000	7.250%, 11/15/2021[d]	1,530,000
	Virgin Media Secured Finance plc
1,170,000	5.250%, 1/15/2026[d]	1,137,825
	Ziggo Bond Finance BV
1,320,000	5.875%, 1/15/2025[d]	1,224,300

	Total	109,402,227

Consumer Cyclical (13.6%)
	AMC Entertainment, Inc.
2,710,000	5.875%, 2/15/2022	2,750,650
	Beazer Homes USA, Inc.
2,710,000	5.750%, 6/15/2019[c]	2,493,200
	Brookfield Residential Properties, Inc.
2,630,000	6.500%, 12/15/2020[d]	2,534,662
2,110,000	6.125%, 7/1/2022[d]	1,951,750
	Choice Hotels International, Inc.
3,445,000	5.750%, 7/1/2022	3,686,150
	Churchill Downs, Inc.
3,536,000	5.375%, 12/15/2021	3,544,840
	Cinemark USA, Inc.
4,475,000	4.875%, 6/1/2023	4,363,125
	CST Brands, Inc.
2,110,000	5.000%, 5/1/2023	2,088,900
	CVS Health Corporation
1,590,000	4.750%, 12/1/2022[d]	1,703,699
2,545,000	5.000%, 12/1/2024[d]	2,753,306
	Eldorado Resorts, Inc.
2,660,000	7.000%, 8/1/2023[d]	2,606,800
	Family Tree Escrow, LLC
1,590,000	5.250%, 3/1/2020[d]	1,641,675
2,120,000	5.750%, 3/1/2023[d]	2,194,200
	Jaguar Land Rover Automotive plc
990,000	4.125%, 12/15/2018[d]	994,950
665,000	4.250%, 11/15/2019[d]	669,987
1,050,000	5.625%, 2/1/2023[d]	1,060,500
	KB Home
1,070,000	7.250%, 6/15/2018	1,126,175
2,000,000	8.000%, 3/15/2020	2,167,500
1,580,000	7.500%, 9/15/2022	1,572,100
	L Brands, Inc.
1,570,000	6.625%, 4/1/2021	1,738,775
1,860,000	5.625%, 2/15/2022	1,976,250
	Lear Corporation
2,760,000	4.750%, 1/15/2023	2,773,800
	Lennar Corporation
1,060,000	4.500%, 11/15/2019	1,077,888
3,190,000	4.750%, 5/30/2025	3,118,225
	Live Nation Entertainment, Inc.
2,518,000	5.375%, 6/15/2022[d]	2,480,230

The accompanying Notes to Financial Statements are an integral part of this schedule.

169

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (85.5%)	Value
Consumer Cyclical (13.6%) - continued
	LKQ Corporation
$4,005,000	4.750%, 5/15/2023	$3,754,687
	Masonite International Corporation
2,065,000	5.625%, 3/15/2023[d]	2,132,113
	New Cotai, LLC
3,996,095	10.625%, 5/1/2019*,c	2,997,071
	RHP Hotel Properties, LP
960,000	5.000%, 4/15/2023	960,000
	Rite Aid Corporation
3,165,000	6.750%, 6/15/2021	3,315,337
3,160,000	6.125%, 4/1/2023[d]	3,270,600
	Scientific Games International, Inc.
2,190,000	6.625%, 5/15/2021[c]	1,029,300
	Seminole Indian Tribe of Florida
3,280,000	7.804%, 10/1/2020*	3,378,400
	Six Flags Entertainment Corporation
4,250,000	5.250%, 1/15/2021[d]	4,303,125
	Studio City Finance, Ltd.
2,665,000	8.500%, 12/1/2020[c,d]	2,571,725
	Summit Materials, LLC
2,650,000	6.125%, 7/15/2023[d]	2,610,250
	Toll Brothers Finance Corporation
2,660,000	4.875%, 11/15/2025	2,613,450
	Tunica-Biloxi Gaming Authority
4,770,000	9.000%, 11/15/2015*,e	2,432,700
	West Corporation
2,560,000	5.375%, 7/15/2022[d]	2,208,000
	ZF North America Capital, Inc.
2,125,000	4.500%, 4/29/2022[d]	2,077,188
2,125,000	4.750%, 4/29/2025[d]	2,024,063

	Total	96,747,346

Consumer Non-Cyclical (11.6%)
	B&G Foods, Inc.
3,700,000	4.625%, 6/1/2021	3,663,000
	Cott Beverages, Inc.
3,265,000	5.375%, 7/1/2022	3,199,700
	Endo Finance, LLC
2,650,000	5.375%, 1/15/2023[d]	2,597,000
1,590,000	6.000%, 7/15/2023[d]	1,582,050
	Energizer Holdings, Inc.
4,240,000	5.500%, 6/15/2025[d]	3,985,600
	Envision Healthcare Corporation
3,795,000	5.125%, 7/1/2022[d]	3,719,100
	Grifols Worldwide Operations, Ltd.
4,395,000	5.250%, 4/1/2022	4,416,975
	HCA, Inc.
650,000	3.750%, 3/15/2019	654,875
2,645,000	6.500%, 2/15/2020	2,881,727
4,810,000	5.875%, 3/15/2022	5,074,550
2,035,000	4.750%, 5/1/2023	2,014,650
3,705,000	5.375%, 2/1/2025	3,658,688
3,360,000	5.875%, 2/15/2026	3,372,600
	JBS USA, LLC
3,250,000	5.875%, 7/15/2024[d]	2,941,250
4,705,000	5.750%, 6/15/2025[d]	4,093,350
	MPH Acquisition Holdings, LLC
4,645,000	6.625%, 4/1/2022[d]	4,656,613
	Revlon Consumer Products Corporation
4,760,000	5.750%, 2/15/2021[c]	4,605,300
	Spectrum Brands Escrow Corporation
1,470,000	6.375%, 11/15/2020	1,561,875
2,030,000	6.625%, 11/15/2022	2,141,650
	Spectrum Brands, Inc.
2,120,000	5.750%, 7/15/2025[d]	2,173,000
	Teleflex, Inc.
2,525,000	5.250%, 6/15/2024	2,512,375
	Tenet Healthcare Corporation
3,250,000	6.000%, 10/1/2020	3,420,625
1,900,000	8.125%, 4/1/2022	1,895,250
	TreeHouse Foods, Inc.
4,155,000	4.875%, 3/15/2022[c]	3,957,637
	Valeant Pharmaceuticals International
2,600,000	7.250%, 7/15/2022[d]	2,541,500
2,645,000	5.500%, 3/1/2023[d]	2,327,600
	VPII Escrow Corporation
3,170,000	7.500%, 7/15/2021[d]	3,162,075

	Total	82,810,615

Energy (9.4%)
	Antero Resources Corporation
1,585,000	5.125%, 12/1/2022	1,204,600
2,640,000	5.625%, 6/1/2023[d]	2,059,200
	California Resources Corporation
2,620,000	8.000%, 12/15/2022[d]	1,378,775
979,000	6.000%, 11/15/2024[c]	298,595
	Chaparral Energy, Inc.
3,165,000	7.625%, 11/15/2022	727,950
	Concho Resources, Inc.
4,740,000	6.500%, 1/15/2022	4,550,400
	Crestwood Midstream Partners, LP
2,435,000	6.125%, 3/1/2022	1,692,325
2,635,000	6.250%, 4/1/2023[d]	1,837,913
	Diamondback Energy, Inc.
3,555,000	7.625%, 10/1/2021	3,590,550
	EP Energy, LLC
3,715,000	6.375%, 6/15/2023[c]	1,857,500
	Exterran Partners, LP
3,780,000	6.000%, 4/1/2021	3,109,050
	Halcon Resources Corporation
2,655,000	8.625%, 2/1/2020[c,d]	1,831,950
	Hornbeck Offshore Services, Inc.
2,115,000	5.875%, 4/1/2020	1,459,350
1,590,000	5.000%, 3/1/2021	1,081,200
	Laredo Petroleum, Inc.
4,330,000	5.625%, 1/15/2022	3,767,100
530,000	6.250%, 3/15/2023	461,100
	MEG Energy Corporation
1,055,000	6.500%, 3/15/2021[d]	738,500
3,160,000	6.375%, 1/30/2023[d]	2,164,600
	Noble Energy, Inc.
6,380,000	5.875%, 6/1/2024	6,104,926
	Offshore Group Investment, Ltd.
4,230,000	7.125%, 4/1/2023[e]	935,887
	Pacific Drilling V, Ltd.
4,908,000	7.250%, 12/1/2017[d]	2,527,620

The accompanying Notes to Financial Statements are an integral part of this schedule.

170

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (85.5%)	Value
Energy (9.4%) - continued
	Precision Drilling Corporation
$2,450,000	6.625%, 11/15/2020	$1,911,000
1,060,000	6.500%, 12/15/2021	816,200
1,350,000	5.250%, 11/15/2024	918,000
	Rice Energy, Inc.
4,605,000	6.250%, 5/1/2022	3,315,600
1,060,000	7.250%, 5/1/2023[d]	773,800
	Sabine Pass Liquefaction, LLC
2,645,000	5.625%, 2/1/2021	2,433,400
2,085,000	5.625%, 3/1/2025[d]	1,764,431
	Sunoco, LP
2,665,000	5.500%, 8/1/2020[d]	2,525,088
1,330,000	6.375%, 4/1/2023[d]	1,250,200
	Tesoro Logistics, LP
2,400,000	5.500%, 10/15/2019[d]	2,328,000
2,130,000	6.250%, 10/15/2022[d]	2,018,175
	WPX Energy, Inc.
2,190,000	7.500%, 8/1/2020[c]	1,773,900
2,670,000	8.250%, 8/1/2023[c]	2,136,000

	Total	67,342,885

Financials (8.8%)
	AerCap Ireland Capital, Ltd.
1,595,000	4.625%, 10/30/2020	1,632,881
1,190,000	5.000%, 10/1/2021	1,225,700
	Ally Financial, Inc.
1,460,000	3.250%, 2/13/2018	1,452,700
4,670,000	4.125%, 3/30/2020	4,646,650
2,380,000	4.125%, 2/13/2022	2,356,200
	Argos Merger Sub, Inc.
3,705,000	7.125%, 3/15/2023[d]	3,673,507
	Banco do Brasil SA/Cayman Islands
1,750,000	6.250%, 12/31/2049[d,f]	848,750
	BBVA International Preferred SA Unipersonal
1,585,000	5.919%, 12/29/2049[c,f]	1,600,850
	CIT Group, Inc.
3,795,000	3.875%, 2/19/2019	3,776,025
	Corrections Corporation of America
3,585,000	4.625%, 5/1/2023	3,459,525
	Credit Agricole SA
1,065,000	6.625%, 9/29/2049[c,d,f]	1,046,895
	CyrusOne, LP
3,540,000	6.375%, 11/15/2022	3,646,200
	Drawbridge Special Opportunities Fund, LP
3,785,000	5.000%, 8/1/2021[d]	3,671,450
	HSBC Holdings plc
1,065,000	6.375%, 12/29/2049[f]	1,051,688
	Icahn Enterprises, LP
5,500,000	4.875%, 3/15/2019	5,450,500
6,485,000	6.000%, 8/1/2020	6,539,474
	ILFC E-Capital Trust II
1,895,000	4.740%, 12/21/2065[d,g]	1,743,400
	Jefferies Finance, LLC
2,650,000	7.375%, 4/1/2020*	2,351,875
	Lloyds Banking Group plc
1,080,000	6.657%, 1/29/2049[d,f]	1,209,600
	MPT Operating Partnership, LP
1,192,000	6.375%, 2/15/2022	1,215,840
3,010,000	5.500%, 5/1/2024	2,994,950
	Quicken Loans, Inc.
4,255,000	5.750%, 5/1/2025[d]	4,052,888
	RHP Hotel Properties, LP
790,000	5.000%, 4/15/2021	803,825
	Royal Bank of Scotland Group plc
1,865,000	7.500%, 12/29/2049[f]	1,941,931

	Total	62,393,304

Industrials Other (0.5%)
	AECOM
2,660,000	5.750%, 10/15/2022	2,739,800
1,065,000	5.875%, 10/15/2024	1,086,300

	Total	3,826,100

Technology (6.4%)
	Alliance Data Systems Corporation
6,880,000	5.375%, 8/1/2022[d]	6,553,200
	Amkor Technology, Inc.
3,130,000	6.625%, 6/1/2021	3,106,525
	Brocade Communications Systems, Inc.
3,790,000	4.625%, 1/15/2023	3,600,500
	CommScope Technologies Finance, LLC
4,775,000	6.000%, 6/15/2025[d]	4,595,938
	Denali Borrower, LLC
5,680,000	5.625%, 10/15/2020[d]	5,949,800
	Equinix, Inc.
3,185,000	5.750%, 1/1/2025	3,256,663
1,030,000	5.875%, 1/15/2026	1,060,900
	First Data Corporation
3,000,000	5.375%, 8/15/2023[d]	3,015,000
1,910,000	7.000%, 12/1/2023[d]	1,910,000
	NXP Funding, LLC
3,715,000	5.750%, 3/15/2023[d]	3,835,737
	Plantronics, Inc.
2,390,000	5.500%, 5/31/2023[d]	2,378,050
	Sensata Technologies BV
4,870,000	4.875%, 10/15/2023[d]	4,736,075
	SS&C Technologies Holdings, Inc.
1,590,000	5.875%, 7/15/2023[d]	1,641,675

	Total	45,640,063

Transportation (3.8%)
	Air Medical Merger Sub Corporation
3,190,000	6.375%, 5/15/2023[c,d]	2,839,100
	American Airlines Pass Through Trust
3,689,325	5.600%, 7/15/2020[d]	3,763,112
	Avis Budget Car Rental, LLC
1,670,000	5.125%, 6/1/2022[d]	1,649,125
3,550,000	5.500%, 4/1/2023[c]	3,558,875
	Dynagas LNG Partners, LP
2,130,000	6.250%, 10/30/2019	1,480,350
	Eletson Holdings, Inc.
2,170,000	9.625%, 1/15/2022*	1,931,300
	Navios Maritime Holdings, Inc.
2,220,000	8.125%, 2/15/2019[c]	954,600
1,895,000	8.125%, 11/15/2021[d]	1,653,388

The accompanying Notes to Financial Statements are an integral part of this schedule.

171

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (85.5%)	Value
Transportation (3.8%) - continued
	Navios South American Logistics, Inc.
$1,900,000	7.250%, 5/1/2022[d]	$1,244,500
	Teekay Offshore Partners, LP
3,790,000	6.000%, 7/30/2019	2,160,300
	Ultrapetrol Bahamas, Ltd.
3,720,000	8.875%, 6/15/2021	372,000
	United Airlines Pass Through Trust
1,419,036	5.375%, 8/15/2021	1,465,154
	XPO Logistics, Inc.
2,390,000	7.875%, 9/1/2019[d]	2,430,080
1,600,000	6.500%, 6/15/2022[c,d]	1,480,000

	Total	26,981,884

Utilities (4.1%)
	Access Midstream Partners, LP
2,615,000	4.875%, 5/15/2023	2,119,889
	AES Corporation
2,650,000	4.875%, 5/15/2023	2,318,750
	Calpine Corporation
3,720,000	5.375%, 1/15/2023	3,338,700
	Chesapeake Midstream Partners, LP
930,000	6.125%, 7/15/2022	879,750
	Covanta Holding Corporation
1,850,000	6.375%, 10/1/2022	1,840,750
	Dynegy, Inc.
2,580,000	7.625%, 11/1/2024[c]	2,205,384
	Electricite de France SA
2,500,000	5.250%, 12/29/2049[d,f]	2,350,000
	Energy Transfer Equity, LP
4,245,000	5.500%, 6/1/2027	3,226,200
	Holly Energy Partners, LP
2,700,000	6.500%, 3/1/2020	2,673,000
	MPLX LP
3,590,000	4.875%, 12/1/2024[d]	3,222,025
	Regency Energy Partners, LP
4,650,000	5.500%, 4/15/2023	4,181,141
	Targa Resources Partners, LP
1,465,000	5.250%, 5/1/2023	1,186,650

	Total	29,542,239

	Total Long-Term Fixed Income (cost $671,072,784)	608,576,982

Shares	Preferred Stock (1.3%)
Financials (1.1%)
62,331	Citigroup, Inc., 6.875%[f]	1,736,541
48,000	Discover Financial Services, 6.500%[f]	1,270,560
86,021	Goldman Sachs Group, Inc., 5.500%[f]	2,227,084
20,016	Morgan Stanley, 6.875%[f]	555,444
18,720	PNC Financial Services Group, Inc., 6.125%[f]	534,269
1,560	Wells Fargo & Company, Convertible, 7.500%[f]	1,811,160

	Total	8,135,058

Materials (0.2%)
43,350	CHS, Inc., 7.100%[f]	1,182,154

	Total	1,182,154

	Total Preferred Stock (cost $9,184,908)	9,317,212

	Common Stock (<0.1%)
Consumer Discretionary (<0.1%)
121,520	TVMAX Holdings, Inc.[h,i]	12

	Total	12

Financials (<0.1%)
10	New Cotai, LLC*,h,i	59,373

	Total	59,373

	Total Common Stock (cost $6,579,196)	59,385

	Collateral Held for Securities Loaned (6.0%)
42,864,685	Thrivent Cash Management Trust	42,864,685

	Total Collateral Held for Securities Loaned (cost $42,864,685)	42,864,685

Shares or Principal Amount	Short-Term Investments (6.6%)[j]
	Federal National Mortgage Association Discount Notes
700,000	0.070%, 1/8/2016	699,991
	Thrivent Cash Management Trust
46,291,200	0.220%	46,291,200

	Total Short-Term Investments (at amortized cost)	46,991,191

	Total Investments (cost $811,801,681) 104.1%	$741,364,262

	Other Assets and Liabilities, Net (4.1%)	(29,230,750)

	Total Net Assets 100.0%	$712,133,512

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2015

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2015.
c	All or a portion of the security is on loan.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $268,723,399 or 37.7% of total net assets.
e	Defaulted security. Interest is not being accrued.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
h	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Portfolio as of December 31, 2015 was $19,370,906 or 2.7% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2015.

Security	Acquisition Date	Cost
Digicel, Ltd., 2/15/2020	2/7/2012	$1,680,000
Eileme 2 AB, 1/31/2020	1/19/2012	4,179,060
Eletson Holdings, Inc., 1/15/2022	12/12/2013	2,139,989
Jefferies Finance, LLC, 4/1/2020	3/19/2013	2,650,000
Midwest Vanadium, Pty. Ltd., 2/15/2018	2/9/2011	3,245,874
New Cotai, LLC, 5/1/2019	4/12/2013	4,007,443
New Cotai, LLC	4/12/2013	308,750
Seminole Indian Tribe of Florida, 10/1/2020	7/8/2010	3,109,387
Tunica-Biloxi Gaming Authority, 11/15/2016	11/8/2005	4,767,755

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Portfolio as of December 31, 2015:

Securities Lending Transactions

Taxable Debt Security	$41,133,634

Total lending	$41,133,634
Gross amount payable upon return of collateral for securities loaned	$42,864,685

Net amounts due to counterparty	$1,731,051

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (3.8%)[a]	Value
Basic Materials (0.2%)
	Fortescue Metals Group, Ltd., Term Loan
$1,596,746	4.250%, 6/30/2019	$1,179,756
	Ineos US Finance, LLC, Term Loan
1,526,024	3.750%, 12/15/2020	1,461,167

	Total	2,640,923

Capital Goods (0.2%)
	ADS Waste Holdings, Inc., Term Loan
1,498,222	3.750%, 10/9/2019	1,447,657
	Berry Plastics Group, Inc., Term Loan
1,433,814	3.500%, 2/8/2020	1,404,163

	Total	2,851,820

Communications Services (1.5%)
	CSC Holdings, LLC, Term Loan
775,000	5.000%, 10/9/2022	772,822
	Hargray Communications Group, Inc., Term Loan
1,524,855	5.250%, 6/26/2019	1,513,891
	Intelsat Jackson Holdings SA, Term Loan
1,789,713	3.750%, 6/30/2019	1,688,720
	Level 3 Communications, Inc., Term Loan
1,600,000	4.000%, 1/15/2020	1,593,424
	LTS Buyer, LLC, Term Loan
1,552,041	4.000%, 4/13/2020	1,507,808
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,593,571	4.750%, 3/22/2019	1,555,054
	NEP/NCP Holdco, Inc., Term Loan
1,556,339	4.250%, 1/22/2020	1,451,286
	Numericable US, LLC, Term Loan
1,550,000	4.750%, 2/10/2023	1,486,341
	TNS, Inc., Term Loan
933,522	5.000%, 2/14/2020	917,185
	Univision Communications, Inc., Term Loan
1,617,037	4.000%, 3/1/2020	1,579,845
	Virgin Media Investment Holdings, Ltd., Term Loan
1,077,314	3.500%, 6/30/2023	1,053,581
	WideOpenWest Finance, LLC, Term Loan
1,556,240	4.500%, 4/1/2019	1,497,399
	Yankee Cable Acquisition, LLC, Term Loan
1,462,173	4.250%, 3/1/2020	1,438,866
	Zayo Group, LLC, Term Loan
1,552,116	3.750%, 5/6/2021	1,524,116

	Total	19,580,338

Consumer Cyclical (0.5%)
	Amaya BV, Term Loan
1,552,200	5.000%, 8/1/2021	1,451,307
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,301,838	4.250%, 8/13/2021	1,283,938
	Chrysler Group, LLC, Term Loan
1,535,776	3.500%, 5/24/2017	1,529,157
	IMG Worldwide, Inc., Term Loan
1,243,687	5.250%, 5/6/2021	1,219,982
	MGM Resorts International, Term Loan
931,200	3.500%, 12/20/2019	917,232
	ROC Finance, LLC, Term Loan
1,211,526	5.000%, 6/20/2019	1,124,696

	Total	7,526,312

Consumer Non-Cyclical (0.4%)
	Albertson’s, Inc., Term Loan
1,700,228	5.500%, 3/21/2019	1,693,003
	CHS/Community Health Systems, Inc., Term Loan
740,654	4.000%, 1/27/2021	727,959
	JBS USA, LLC, Term Loan
950,000	4.000%, 10/30/2022	946,438
	Sterigenics-Nordion Holdings, LLC, Term Loan
743,138	4.250%, 5/16/2022	720,843
	Valeant Pharmaceuticals International, Inc., Term Loan
1,067,312	4.000%, 4/1/2022[b,c]	1,024,352

	Total	5,112,595

Energy (0.1%)
	Arch Coal, Inc., Term Loan
1,548,913	6.250%, 5/16/2018	681,955
	McJunkin Red Man Corporation, Term Loan
423,961	4.750%, 11/8/2019	387,925
	Offshore Group Investment, Ltd., Term Loan
780,000	0.000%, 3/28/2019[d]	156,648

	Total	1,226,528

Financials (0.1%)
	WaveDivision Holdings, LLC, Term Loan
1,552,000	4.000%, 10/15/2019	1,524,840

	Total	1,524,840

Technology (0.4%)
	Avago Technologies Cayman Finance, Ltd., Term Loan
1,045,000	0.000%, 11/13/2022[b,c]	1,032,596
	BMC Software, Inc., Term Loan
1,502,992	5.000%, 9/10/2020	1,233,520
	First Data Corporation, Term Loan
1,600,000	3.918%, 3/23/2018	1,577,104
	Infor US, Inc., Term Loan
818,685	3.750%, 6/3/2020	766,838
	Syniverse Holdings, Inc., Term Loan
614,289	4.000%, 4/23/2019	445,360

	Total	5,055,418

Transportation (0.2%)
	American Airlines, Inc., Term Loan
1,456,250	3.250%, 6/27/2020	1,431,901

The accompanying Notes to Financial Statements are an integral part of this schedule.

174

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (3.8%)[a]	Value
Transportation (0.2%) - continued
	XPO Logistics, Inc., Term Loan
$1,550,000	5.500%, 11/1/2021	$1,541,599

	Total	2,973,500

Utilities (0.2%)
	Calpine Corporation, Term Loan
1,257,750	4.000%, 10/9/2019	1,223,162
1,252,552	3.500%, 5/27/2022	1,191,803

	Total	2,414,965

	Total Bank Loans (cost $54,298,009)	50,907,239

	Long-Term Fixed Income (89.8%)
Asset-Backed Securities (1.4%)
	Bayview Opportunity Master Fund Trust
3,893,768	3.721%, 7/28/2035[e,f]	3,890,631
	CAM Mortgage, LLC
2,365,851	3.500%, 7/15/2064*,f	2,363,679
	GMAC Mortgage Corporation Loan Trust
1,988,015	0.401%, 8/25/2035[g,h]	1,859,839
3,075,255	0.401%, 12/25/2036[g,h]	2,698,716
	IndyMac Seconds Asset-Backed Trust
500,807	0.762%, 10/25/2036[g,h]	314,439
	Preferred Term Securities XXIII, Ltd.
2,591,231	0.712%, 12/22/2036*,h	2,020,331
	Renaissance Home Equity Loan Trust
2,050,758	5.746%, 5/25/2036[f]	1,412,817
2,000,000	6.011%, 5/25/2036[f]	1,391,232
	Vericrest Opportunity Loan Transferee
3,184,511	3.500%, 6/26/2045[e]	3,136,066

	Total	19,087,750

Basic Materials (3.2%)
	Albemarle Corporation
3,150,000	4.150%, 12/1/2024	3,010,367
	Alcoa, Inc.
1,260,000	5.125%, 10/1/2024	1,146,600
	Anglo American Capital plc
1,910,000	4.125%, 4/15/2021[e,i]	1,308,350
	Barrick Gold Corporation
599,000	4.100%, 5/1/2023	513,858
	BHP Billiton Finance USA, Ltd.
1,250,000	6.250%, 10/19/2075[e]	1,223,438
	Dow Chemical Company
2,570,000	4.250%, 11/15/2020	2,690,189
1,870,000	3.500%, 10/1/2024	1,813,150
	Freeport-McMoRan, Inc.
3,220,000	3.550%, 3/1/2022	1,867,600
2,675,000	3.875%, 3/15/2023	1,524,750
2,520,000	4.550%, 11/14/2024[i]	1,442,700
	Georgia-Pacific, LLC
3,780,000	3.163%, 11/15/2021[e]	3,774,247
	Glencore Funding, LLC
3,190,000	3.125%, 4/29/2019[e,i]	2,663,650
3,180,000	4.125%, 5/30/2023[e]	2,345,282
	International Paper Company
2,500,000	3.800%, 1/15/2026	2,463,112
1,190,000	4.800%, 6/15/2044	1,082,569
	LYB International Finance BV
2,555,000	4.000%, 7/15/2023	2,546,993
	LyondellBasell Industries NV
3,170,000	6.000%, 11/15/2021	3,558,271
	Sappi Papier Holding GmbH
1,910,000	6.625%, 4/15/2021[e]	1,929,100
	Teck Resources, Ltd.
1,870,000	2.500%, 2/1/2018[i]	1,421,200
	Weyerhaeuser Company
1,265,000	4.625%, 9/15/2023	1,315,625
2,570,000	7.375%, 3/15/2032	3,058,256
	Yara International ASA
50,000	7.875%, 6/11/2019[e]	56,569

	Total	42,755,876

Capital Goods (1.6%)
	BAE Systems plc
3,880,000	4.750%, 10/11/2021[e]	4,129,663
	Huntington Ingalls Industries, Inc.
630,000	5.000%, 12/15/2021[e]	641,813
	Republic Services, Inc.
2,200,000	5.250%, 11/15/2021	2,432,179
3,170,000	3.550%, 6/1/2022	3,237,166
	Reynolds Group Issuer, Inc.
1,940,000	9.875%, 8/15/2019	1,954,550
	Textron, Inc.
2,360,000	5.600%, 12/1/2017	2,508,380
1,280,000	4.300%, 3/1/2024	1,303,708
630,000	3.875%, 3/1/2025	617,702
	United Rentals North America, Inc.
1,250,000	5.500%, 7/15/2025	1,212,500
	Waste Management, Inc.
3,140,000	4.100%, 3/1/2045	2,920,288

	Total	20,957,949

Collateralized Mortgage Obligations (0.9%)
	CitiMortgage Alternative Loan Trust
1,834,021	5.750%, 4/25/2037	1,573,291
	Countrywide Alternative Loan Trust
2,410,698	6.000%, 1/25/2037	2,215,464
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
2,059,864	1.027%, 4/25/2047[h]	1,756,520
	HomeBanc Mortgage Trust
2,058,391	2.229%, 4/25/2037	1,551,731
	Wachovia Mortgage Loan Trust, LLC
1,919,322	2.913%, 5/20/2036	1,683,132
	WaMu Mortgage Pass Through Certificates
545,677	0.712%, 10/25/2045[h]	502,608
	Washington Mutual Mortgage Pass Through Certificates
3,744,692	1.007%, 2/25/2047[h]	2,684,183

	Total	11,966,929

The accompanying Notes to Financial Statements are an integral part of this schedule.

175

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (89.8%)	Value
Commercial Mortgage-Backed Securities (0.6%)
	Bear Stearns Commercial Mortgage Securities, Inc.
$2,925,321	5.331%, 2/11/2044	$3,007,553
	Citigroup/Deutsche Bank Commercial Mortgage Trust
1,696,524	5.322%, 12/11/2049	1,725,083
	Credit Suisse First Boston Mortgage Securities
3,200,000	5.542%, 1/15/2049	3,271,809

	Total	8,004,445

Communications Services (8.8%)
	21st Century Fox America, Inc.
1,900,000	7.625%, 11/30/2028	2,394,241
1,880,000	6.150%, 2/15/2041	2,112,607
	American Tower Corporation
3,500,000	3.450%, 9/15/2021	3,517,157
	AT&T, Inc.
3,100,000	2.450%, 6/30/2020	3,052,954
1,240,000	3.400%, 5/15/2025	1,191,752
3,190,000	4.300%, 12/15/2042	2,725,842
	British Telecommunications plc
1,870,000	9.625%, 12/15/2030	2,728,620
	CCO Safari II, LLC
4,370,000	4.464%, 7/23/2022[e]	4,354,749
3,120,000	6.484%, 10/23/2045[e]	3,125,114
	CenturyLink, Inc.
2,200,000	5.800%, 3/15/2022	2,016,300
	Columbus International, Inc.
1,910,000	7.375%, 3/30/2021[e]	1,890,900
	Comcast Corporation
3,740,000	3.375%, 8/15/2025	3,786,271
2,700,000	6.400%, 5/15/2038	3,351,245
	Cox Communications, Inc.
1,900,000	9.375%, 1/15/2019[e]	2,201,403
2,500,000	3.850%, 2/1/2025[e]	2,290,403
	DIRECTV Holdings, LLC
3,310,000	3.800%, 3/15/2022	3,330,929
3,190,000	4.450%, 4/1/2024	3,276,423
1,000,000	3.950%, 1/15/2025	985,810
	Frontier Communications Corporation
1,880,000	6.875%, 1/15/2025	1,548,650
	Hughes Satellite Systems Corporation
2,322,000	6.500%, 6/15/2019	2,501,955
	NBCUniversal Media, LLC
3,510,000	4.375%, 4/1/2021	3,812,667
	Numericable-SFR
1,920,000	6.000%, 5/15/2022[e]	1,862,400
	Omnicom Group, Inc.
4,245,000	4.450%, 8/15/2020	4,527,085
940,000	3.650%, 11/1/2024	931,112
	Scripps Networks Interactive, Inc.
3,110,000	3.500%, 6/15/2022	2,992,327
	SES Global Americas Holdings GP
3,180,000	2.500%, 3/25/2019[e]	3,136,094
	Sprint Communications, Inc.
1,290,000	7.000%, 3/1/2020[e]	1,293,225
	Sprint Corporation
1,280,000	7.125%, 6/15/2024	923,200
	Time Warner Cable, Inc.
3,800,000	4.125%, 2/15/2021	3,880,089
	Time Warner Entertainment Company, LP
3,620,000	8.375%, 3/15/2023	4,445,682
	Time Warner, Inc.
2,490,000	4.750%, 3/29/2021	2,676,479
3,740,000	3.600%, 7/15/2025	3,640,811
1,600,000	7.700%, 5/1/2032	1,997,059
	Univision Communications, Inc.
1,920,000	6.750%, 9/15/2022[e]	1,989,600
	UPCB Finance VI, Ltd.
2,340,000	6.875%, 1/15/2022[e]	2,474,550
	Verizon Communications, Inc.
3,277,000	2.625%, 2/21/2020	3,288,394
3,830,000	3.450%, 3/15/2021	3,918,435
4,030,000	3.500%, 11/1/2024	3,980,431
5,854,000	4.272%, 1/15/2036	5,284,979
3,200,000	6.550%, 9/15/2043	3,799,072
5,457,000	4.522%, 9/15/2048	4,880,179

	Total	118,117,195

Consumer Cyclical (5.3%)
	American Honda Finance Corporation
4,400,000	3.875%, 9/21/2020[e]	4,660,304
	CVS Health Corporation
3,190,000	2.750%, 12/1/2022	3,108,039
1,870,000	4.750%, 12/1/2022[e]	2,003,722
1,910,000	6.125%, 9/15/2039	2,230,278
3,120,000	5.125%, 7/20/2045	3,286,705
	Family Tree Escrow, LLC
1,870,000	5.750%, 3/1/2023[e]	1,935,450
	Ford Motor Credit Company, LLC
2,560,000	1.594%, 5/9/2016[h]	2,563,487
1,700,000	2.597%, 11/4/2019	1,669,125
2,575,000	4.250%, 9/20/2022	2,634,320
2,510,000	3.664%, 9/8/2024	2,440,752
5,000,000	4.134%, 8/4/2025	4,982,075
	General Motors Company
3,150,000	5.000%, 4/1/2035	2,939,652
	General Motors Financial Company, Inc.
3,370,000	3.200%, 7/13/2020	3,318,112
1,890,000	4.375%, 9/25/2021	1,916,560
3,100,000	3.450%, 4/10/2022	2,973,703
2,510,000	4.000%, 1/15/2025	2,381,380
	Hilton Worldwide Finance, LLC
1,910,000	5.625%, 10/15/2021	1,979,238
	Hyundai Capital America
2,065,000	2.875%, 8/9/2018[e]	2,086,720
	Jaguar Land Rover Automotive plc
1,910,000	4.125%, 12/15/2018[e]	1,919,550
	Johnson Controls, Inc.
1,150,000	5.250%, 12/1/2041	1,053,846
	L Brands, Inc.
1,900,000	5.625%, 2/15/2022	2,018,750
	Lennar Corporation
1,880,000	4.500%, 11/15/2019	1,911,725
	Macy’s Retail Holdings, Inc.
3,570,000	3.875%, 1/15/2022	3,515,347
1,940,000	3.625%, 6/1/2024	1,779,682

The accompanying Notes to Financial Statements are an integral part of this schedule.

176

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (89.8%)	Value
Consumer Cyclical (5.3%) - continued
	MGM Resorts International
$1,880,000	6.000%, 3/15/2023[i]	$1,865,900
	Starwood Hotels & Resorts Worldwide, Inc.
1,850,000	6.750%, 5/15/2018	2,024,050
	Toll Brothers Finance Corporation
2,000,000	6.750%, 11/1/2019	2,200,000
960,000	4.375%, 4/15/2023	931,200
	ZF North America Capital, Inc.
1,870,000	4.500%, 4/29/2022[e]	1,827,925

	Total	70,157,597

Consumer Non-Cyclical (9.8%)
	Actavis Funding SCS
2,480,000	3.450%, 3/15/2022	2,482,706
2,555,000	3.850%, 6/15/2024	2,559,550
	Altria Group, Inc.
2,175,000	4.000%, 1/31/2024	2,253,267
804,000	9.950%, 11/10/2038	1,288,705
	Amgen, Inc.
1,870,000	3.625%, 5/22/2024	1,869,303
3,750,000	3.125%, 5/1/2025	3,562,384
1,870,000	4.400%, 5/1/2045	1,732,596
	Becton Dickinson and Company
3,120,000	3.125%, 11/8/2021	3,146,221
	Biogen, Inc.
3,740,000	3.625%, 9/15/2022	3,781,424
	Boston Scientific Corporation
3,190,000	6.000%, 1/15/2020	3,542,211
4,360,000	3.375%, 5/15/2022	4,301,166
	BRF SA
3,830,000	4.750%, 5/22/2024[e]	3,514,025
	Bunge Limited Finance Corporation
2,530,000	8.500%, 6/15/2019	2,928,171
1,920,000	3.500%, 11/24/2020	1,909,311
	Cardinal Health, Inc.
3,120,000	4.900%, 9/15/2045	3,160,725
	Celgene Corporation
3,770,000	3.950%, 10/15/2020	3,956,396
3,750,000	3.550%, 8/15/2022	3,786,454
	ConAgra Foods, Inc.
2,560,000	3.200%, 1/25/2023	2,462,794
	Diageo Capital plc
3,120,000	2.625%, 4/29/2023	3,014,282
	Edwards Lifesciences Corporation
2,375,000	2.875%, 10/15/2018	2,402,555
	Endo Finance, LLC
1,260,000	6.000%, 2/1/2025[e]	1,241,100
	Forest Laboratories, Inc.
2,550,000	5.000%, 12/15/2021[e]	2,770,840
	H. J. Heinz Company
3,120,000	3.500%, 7/15/2022[e]	3,141,512
1,860,000	5.200%, 7/15/2045[e]	1,943,529
	HCA, Inc.
2,560,000	4.750%, 5/1/2023	2,534,400
	Imperial Tobacco Finance plc
2,190,000	3.750%, 7/21/2022[e]	2,198,767
	JBS USA, LLC
1,910,000	7.250%, 6/1/2021[e]	1,895,675
	Kraft Foods Group, Inc.
4,390,000	3.500%, 6/6/2022	4,438,053
	Laboratory Corporation of America Holdings
1,250,000	3.200%, 2/1/2022	1,226,784
1,250,000	4.700%, 2/1/2045	1,142,070
	McKesson Corporation
2,510,000	3.796%, 3/15/2024	2,523,122
2,550,000	4.883%, 3/15/2044	2,548,728
	Mead Johnson Nutrition Company
1,250,000	4.125%, 11/15/2025	1,259,399
	Mylan NV
3,190,000	3.750%, 12/15/2020[e]	3,193,343
	Pernod Ricard SA
3,130,000	5.750%, 4/7/2021[e]	3,454,221
1,910,000	4.450%, 1/15/2022[e]	1,980,065
	Pfizer, Inc.
1,870,000	5.600%, 9/15/2040	2,152,680
	Reynolds American, Inc.
3,120,000	4.000%, 6/12/2022	3,243,496
1,560,000	5.850%, 8/15/2045	1,734,314
	SABMiller Holdings, Inc.
3,040,000	3.750%, 1/15/2022[e]	3,126,591
	Spectrum Brands Escrow Corporation
1,460,000	6.375%, 11/15/2020	1,551,250
	Tenet Healthcare Corporation
1,910,000	8.125%, 4/1/2022	1,905,225
	Teva Pharmaceutical Finance Company BV
2,490,000	2.950%, 12/18/2022	2,383,797
	Tyson Foods, Inc.
3,190,000	4.500%, 6/15/2022	3,395,318
	Valeant Pharmaceuticals International
2,560,000	6.375%, 10/15/2020[e]	2,470,400
	Watson Pharmaceuticals, Inc.
3,180,000	3.250%, 10/1/2022	3,126,414
	Whirlpool Corporation
3,245,000	3.700%, 3/1/2023	3,265,418
2,490,000	3.700%, 5/1/2025	2,465,548
	Zoetis, Inc.
3,190,000	3.250%, 2/1/2023	3,045,959
1,270,000	4.500%, 11/13/2025	1,287,085

	Total	130,299,349

Energy (7.8%)
	Antero Resources Corporation
1,880,000	5.625%, 6/1/2023[e]	1,466,400
	BP Capital Markets plc
2,490,000	3.814%, 2/10/2024	2,488,700
	Buckeye Partners, LP
3,180,000	5.850%, 11/15/2043	2,456,302
	Canadian Natural Resources, Ltd.
3,110,000	3.450%, 11/15/2021	2,930,796
	Canadian Oil Sands, Ltd.
2,600,000	4.500%, 4/1/2022[e]	2,332,187
	Chaparral Energy, Inc.
1,920,000	7.625%, 11/15/2022	441,600
	Concho Resources, Inc.
1,930,000	6.500%, 1/15/2022	1,852,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

177

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (89.8%)	Value
Energy (7.8%) - continued
	Continental Resources, Inc.
$3,830,000	3.800%, 6/1/2024	$2,697,955
	Devon Energy Corporation
2,560,000	5.850%, 12/15/2025[i]	2,489,713
	El Paso Pipeline Partners Operating Company, LLC
3,850,000	5.000%, 10/1/2021	3,633,949
3,800,000	4.300%, 5/1/2024	3,267,286
1,280,000	4.700%, 11/1/2042	900,676
	Encana Corporation
2,550,000	6.500%, 8/15/2034	2,062,460
	Energy Transfer Partners, LP
5,325,000	4.650%, 6/1/2021	4,999,355
1,200,000	4.050%, 3/15/2025	985,512
2,500,000	6.125%, 12/15/2045	2,034,015
	Enterprise Products Operating, LLC
2,490,000	3.700%, 2/15/2026	2,233,535
1,690,000	7.034%, 1/15/2068	1,715,350
	EQT Midstream Partners, LP
3,030,000	4.000%, 8/1/2024	2,497,920
	Halliburton Company
1,880,000	3.800%, 11/15/2025	1,830,597
1,260,000	5.000%, 11/15/2045	1,245,564
	Hess Corporation
2,520,000	5.600%, 2/15/2041	2,124,153
	Hornbeck Offshore Services, Inc.
1,560,000	5.000%, 3/1/2021	1,060,800
	Magellan Midstream Partners, LP
2,500,000	4.200%, 3/15/2045	1,820,602
	Marathon Oil Corporation
2,364,000	5.900%, 3/15/2018	2,390,777
3,120,000	3.850%, 6/1/2025[i]	2,511,126
	Marathon Petroleum Corporation
1,920,000	6.500%, 3/1/2041	1,921,069
	MPLX, LP
4,390,000	4.000%, 2/15/2025	3,689,650
	NiSource Finance Corporation
1,250,000	6.800%, 1/15/2019	1,402,301
	Noble Energy, Inc.
3,110,000	5.875%, 6/1/2022	2,958,543
	Noble Holding International, Ltd.
3,045,000	5.950%, 4/1/2025[i]	2,100,578
1,200,000	6.950%, 4/1/2045[i]	767,861
	Occidental Petroleum Corporation
3,140,000	4.100%, 2/1/2021	3,294,344
	Pioneer Natural Resources Company
2,240,000	3.450%, 1/15/2021	2,068,311
3,150,000	3.950%, 7/15/2022	2,875,629
	Sabine Pass Liquefaction, LLC
1,910,000	5.750%, 5/15/2024	1,661,700
	Schlumberger Holdings Corporation
3,200,000	3.625%, 12/21/2022[e]	3,161,034
	Spectra Energy Partners, LP
1,560,000	3.500%, 3/15/2025	1,364,521
	Sunoco Logistics Partners Operations, LP
2,700,000	4.400%, 4/1/2021	2,616,492
3,200,000	3.450%, 1/15/2023	2,700,928
	Tesoro Logistics, LP
1,880,000	5.500%, 10/15/2019[e]	1,823,600
	Transocean, Inc.
2,550,000	4.300%, 10/15/2022	1,351,500
	Valero Energy Corporation
2,300,000	4.900%, 3/15/2045	1,917,912
	Weatherford International, Ltd.
3,200,000	6.000%, 3/15/2018	2,950,720
	Williams Companies, Inc.
2,560,000	3.700%, 1/15/2023	1,768,356
	Williams Partners, LP
1,930,000	4.500%, 11/15/2023	1,562,140
1,600,000	3.900%, 1/15/2025	1,202,322
	Woodside Finance, Ltd.
3,130,000	3.650%, 3/5/2025[e]	2,772,269

	Total	104,401,910

Financials (29.2%)
	ABN AMRO Bank NV
2,480,000	4.750%, 7/28/2025[e]	2,471,816
	Aegon NV
2,600,000	2.142%, 7/29/2049[h,j]	1,950,000
	Air Lease Corporation
1,260,000	2.125%, 1/15/2018	1,237,950
2,510,000	3.750%, 2/1/2022	2,465,380
1,260,000	4.250%, 9/15/2024	1,234,800
	Ally Financial, Inc.
2,490,000	3.600%, 5/21/2018	2,490,000
1,860,000	4.125%, 3/30/2020	1,850,700
	American Express Company
1,880,000	4.900%, 12/29/2049[j]	1,786,000
	American International Group, Inc.
1,870,000	3.750%, 7/10/2025	1,853,282
1,880,000	3.875%, 1/15/2035	1,658,220
3,130,000	4.500%, 7/16/2044	2,894,493
	American Tower Trust I
3,200,000	1.551%, 3/15/2018*	3,124,889
	Ares Capital Corporation
3,190,000	4.875%, 11/30/2018	3,321,358
	Associated Banc-Corporation
3,150,000	4.250%, 1/15/2025	3,151,928
	Assured Guaranty US Holdings, Inc.
3,200,000	5.000%, 7/1/2024[i]	3,324,464
	AXA SA
2,580,000	8.600%, 12/15/2030	3,466,872
	Axis Specialty Finance, LLC
920,000	5.875%, 6/1/2020	1,015,972
	Banco de Brasil SA
1,371,000	9.000%, 12/31/2049[e,j]	898,005
	Bank of America Corporation
3,840,000	1.656%, 3/22/2018[h]	3,852,319
3,380,000	7.625%, 6/1/2019	3,915,115
1,000,000	4.100%, 7/24/2023	1,033,963
3,830,000	4.125%, 1/22/2024	3,955,815
2,830,000	4.200%, 8/26/2024	2,807,864
1,950,000	5.875%, 2/7/2042	2,275,802
3,110,000	4.750%, 4/21/2045	2,989,220
3,130,000	6.500%, 10/23/2049[j]	3,298,237
	Bank of Nova Scotia
2,560,000	4.500%, 12/16/2025	2,548,155
	Barclays Bank plc
1,910,000	10.179%, 6/12/2021[e]	2,474,206

The accompanying Notes to Financial Statements are an integral part of this schedule.

178

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (89.8%)	Value
Financials (29.2%) - continued
$3,760,000	0.875%, 11/29/2049[h,j]	$2,265,400
	Barclays plc
1,890,000	4.375%, 9/11/2024	1,848,082
3,120,000	5.250%, 8/17/2045	3,142,729
	BBVA Bancomer SA/Texas
2,285,000	6.750%, 9/30/2022[e]	2,513,500
	BPCE SA
2,535,000	5.700%, 10/22/2023[e]	2,661,611
2,190,000	5.150%, 7/21/2024[e]	2,208,405
	Branch Banking and Trust Company
3,130,000	3.625%, 9/16/2025	3,159,438
	Camden Property Trust
3,140,000	3.500%, 9/15/2024	3,062,448
	Capital One Bank USA NA
5,425,000	2.250%, 2/13/2019	5,401,157
	Capital One Financial Corporation
2,490,000	5.550%, 12/29/2049[i,j]	2,477,550
	CIT Group, Inc.
3,120,000	5.250%, 3/15/2018	3,221,400
	Citigroup, Inc.
4,370,000	4.400%, 6/10/2025	4,413,735
3,305,000	5.500%, 9/13/2025	3,587,558
2,490,000	4.450%, 9/29/2027	2,473,514
	CNA Financial Corporation
1,995,000	7.350%, 11/15/2019	2,296,897
1,870,000	7.250%, 11/15/2023	2,210,202
	Compass Bank
1,575,000	2.750%, 9/29/2019	1,559,244
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3,120,000	4.375%, 8/4/2025	3,173,205
1,910,000	5.750%, 12/1/2043	2,135,038
1,290,000	11.000%, 12/29/2049[e,j]	1,592,505
	Credit Suisse Group Funding, Ltd.
3,190,000	3.125%, 12/10/2020[e]	3,175,511
4,400,000	3.750%, 3/26/2025[e]	4,256,050
	DDR Corporation
2,010,000	3.625%, 2/1/2025	1,896,688
	Developers Diversified Realty Corporation
1,290,000	7.875%, 9/1/2020	1,543,930
	Discover Bank of Greenwood Delaware
1,635,000	4.200%, 8/8/2023	1,670,256
1,600,000	4.250%, 3/13/2026	1,610,763
	Duke Realty, LP
3,220,000	3.875%, 10/15/2022	3,234,835
	Essex Portfolio, LP
2,940,000	3.500%, 4/1/2025	2,828,339
	Fairfax Financial Holdings, Ltd.
1,915,000	5.800%, 5/15/2021[e]	2,027,548
	GE Capital International Funding Company
2,527,000	4.418%, 11/15/2035[e]	2,578,758
	GE Capital Trust I
4,500,000	6.375%, 11/15/2067	4,677,187
	General Electric Capital Corporation
3,200,000	1.512%, 3/15/2023[h]	3,151,005
	Glitnir Banki HF
50,000	Zero Coupon, 1/21/2011*,k	15,500
	Goldman Sachs Group, Inc.
2,900,000	5.375%, 3/15/2020	3,185,775
3,275,000	5.250%, 7/27/2021	3,620,905
2,190,000	4.000%, 3/3/2024	2,247,772
4,450,000	3.850%, 7/8/2024	4,541,047
2,490,000	4.250%, 10/21/2025	2,470,969
1,260,000	6.750%, 10/1/2037	1,472,859
2,490,000	5.150%, 5/22/2045	2,418,751
	Hartford Financial Services Group, Inc.
3,230,000	5.125%, 4/15/2022	3,547,231
	HCP, Inc.
2,200,000	4.250%, 11/15/2023	2,203,093
2,555,000	4.200%, 3/1/2024	2,538,091
	Host Hotels & Resorts, LP
1,240,000	4.000%, 6/15/2025	1,188,670
	HSBC Finance Corporation
3,210,000	6.676%, 1/15/2021	3,684,040
	HSBC Holdings plc
1,870,000	5.250%, 3/14/2044	1,940,357
1,870,000	6.375%, 12/29/2049[j]	1,867,662
1,880,000	6.375%, 12/29/2049[j]	1,856,500
	Huntington Bancshares, Inc.
2,850,000	7.000%, 12/15/2020	3,318,722
	Hutchison Whampoa Finance CI, Ltd.
2,520,000	1.625%, 10/31/2017[e]	2,497,756
	Hutchison Whampoa International 14, Ltd.
2,510,000	3.625%, 10/31/2024[e]	2,490,377
	Icahn Enterprises, LP
2,040,000	6.000%, 8/1/2020	2,057,136
	ILFC E-Capital Trust II
2,230,000	4.740%, 12/21/2065[e,h]	2,051,600
	ING Bank NV
3,165,000	5.800%, 9/25/2023[e]	3,438,678
	J.P. Morgan Chase & Company
3,200,000	3.375%, 5/1/2023	3,145,014
2,830,000	3.875%, 9/10/2024	2,815,126
3,150,000	5.500%, 10/15/2040	3,563,775
2,550,000	6.750%, 8/29/2049[j]	2,779,500
2,560,000	6.000%, 12/29/2049[j]	2,556,426
	Kilroy Realty, LP
3,190,000	4.250%, 8/15/2029	3,126,082
	Liberty Mutual Group, Inc.
3,535,000	4.950%, 5/1/2022[e]	3,747,047
3,190,000	4.850%, 8/1/2044[e]	2,954,048
	Liberty Property, LP
1,875,000	4.750%, 10/1/2020	1,992,165
	Lincoln National Corporation
4,150,000	4.000%, 9/1/2023	4,249,206
	Macquarie Bank, Ltd.
3,215,000	1.650%, 3/24/2017[e]	3,210,161
	Merrill Lynch & Company, Inc.
3,050,000	6.875%, 4/25/2018	3,364,934
	MetLife Capital Trust IV
700,000	7.875%, 12/15/2037[e]	854,000
	MetLife Capital Trust X
2,250,000	9.250%, 4/8/2038[e]	3,105,000
	MetLife, Inc.
2,500,000	3.600%, 4/10/2024	2,565,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

179

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (89.8%)	Value
Financials (29.2%) - continued
	Mizuho Bank, Ltd.
$2,400,000	3.600%, 9/25/2024[e]	$2,428,476
	Morgan Stanley
2,730,000	6.625%, 4/1/2018	2,993,527
3,180,000	5.625%, 9/23/2019	3,509,445
3,400,000	5.500%, 1/26/2020	3,743,101
3,205,000	4.875%, 11/1/2022	3,401,313
1,870,000	4.000%, 7/23/2025	1,925,677
2,550,000	5.000%, 11/24/2025	2,706,947
2,510,000	4.350%, 9/8/2026	2,518,205
1,570,000	4.300%, 1/27/2045	1,497,950
	National Retail Properties, Inc.
3,200,000	3.900%, 6/15/2024	3,165,382
	Nationwide Building Society
2,490,000	3.900%, 7/21/2025[e]	2,568,418
	Nordea Bank AB
3,170,000	4.875%, 5/13/2021[e]	3,420,975
1,890,000	5.500%, 9/29/2049[e,i,j]	1,882,912
	Omega Healthcare Investors, Inc.
2,960,000	5.875%, 3/15/2024	3,063,600
1,870,000	5.250%, 1/15/2026[e]	1,908,773
	Peachtree Corners Funding Trust
1,400,000	3.976%, 2/15/2025[e]	1,389,891
	PNC Capital Trust C
3,120,000	0.984%, 6/1/2028[h]	2,745,600
	Prologis, LP
2,510,000	4.250%, 8/15/2023	2,641,009
3,740,000	3.750%, 11/1/2025	3,709,975
	Prudential Financial, Inc.
1,915,000	3.500%, 5/15/2024	1,922,955
1,425,000	6.200%, 11/15/2040	1,682,426
1,930,000	5.875%, 9/15/2042	2,006,235
	Realty Income Corporation
3,830,000	3.875%, 7/15/2024	3,757,165
	Regions Bank
377,000	7.500%, 5/15/2018	418,900
	Reinsurance Group of America, Inc.
1,930,000	6.450%, 11/15/2019	2,171,673
3,815,000	4.700%, 9/15/2023	4,022,647
	Royal Bank of Scotland Group plc
2,520,000	6.000%, 12/19/2023	2,714,078
2,490,000	7.500%, 12/29/2049[j]	2,592,713
	Santander Holdings USA, Inc.
2,490,000	2.650%, 4/17/2020	2,442,859
2,500,000	4.500%, 7/17/2025	2,544,865
	Santander Issuances SA
2,750,000	5.179%, 11/19/2025	2,708,332
	Santander UK Group Holdings plc
1,560,000	2.875%, 10/16/2020	1,549,409
2,500,000	4.750%, 9/15/2025[e,i]	2,467,018
	Santander UK plc
960,000	5.000%, 11/7/2023[e]	999,313
	Simon Property Group, LP
2,775,000	2.750%, 2/1/2023	2,711,680
	SLM Corporation
2,515,000	6.000%, 1/25/2017[i]	2,577,875
1,024,000	4.625%, 9/25/2017	1,008,640
	Societe Generale SA
2,490,000	8.000%, 12/31/2049[e,i,j]	2,537,477
	Standard Chartered plc
1,870,000	6.500%, 12/29/2049[e,i,j]	1,806,758
	Synchrony Financial
2,510,000	2.700%, 2/3/2020	2,461,871
1,600,000	3.750%, 8/15/2021	1,598,250
1,260,000	4.250%, 8/15/2024	1,242,942
	Synovus Financial Corporation
1,920,000	5.750%, 12/15/2025	1,958,400
	UBS Group Funding Jersey, Ltd.
2,490,000	4.125%, 9/24/2025[e]	2,487,418
	UnionBanCal Corporation
2,580,000	3.500%, 6/18/2022	2,616,424
	UnitedHealth Group, Inc.
2,480,000	3.350%, 7/15/2022	2,536,648
1,240,000	4.750%, 7/15/2045	1,306,080
	Voya Financial, Inc.
3,215,000	5.500%, 7/15/2022	3,597,540
	Wachovia Capital Trust III
120,000	5.570%, 3/15/2042[h,j]	115,590
	Wells Fargo & Company
3,035,000	3.450%, 2/13/2023	3,042,150
3,220,000	7.980%, 2/28/2049[j]	3,344,775
1,250,000	5.875%, 12/31/2049[j]	1,315,625
	Welltower, Inc.
1,280,000	6.125%, 4/15/2020	1,433,687
3,150,000	4.950%, 1/15/2021	3,377,323
1,550,000	4.000%, 6/1/2025	1,524,682
	XLIT, Ltd.
1,870,000	4.450%, 3/31/2025	1,831,203
1,840,000	5.250%, 12/15/2043	1,903,110

	Total	389,640,200

Foreign Government (0.6%)
	Colombia Government International Bond
3,200,000	5.625%, 2/26/2044	2,920,000
	Mexico Government International Bond
3,480,000	4.000%, 10/2/2023	3,525,240
2,100,000	3.600%, 1/30/2025	2,046,450

	Total	8,491,690

Industrials Other (0.1%)
	AECOM
1,870,000	5.875%, 10/15/2024	1,907,400

	Total	1,907,400

Mortgage-Backed Securities (3.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,612,500	3.000%, 1/1/2031[c]	3,722,586
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,412,500	4.000%, 1/1/2046[c]	2,548,532
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
26,550,000	3.500%, 1/1/2046[c]	27,392,251
12,937,500	4.000%, 1/1/2046[c]	13,690,099

The accompanying Notes to Financial Statements are an integral part of this schedule.

180

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (89.8%)	Value
Mortgage-Backed Securities (3.9%) - continued
$4,650,000	4.500%, 1/1/2046[c]	$5,021,419

	Total	52,374,887

Technology (1.8%)
	Amkor Technology, Inc.
1,910,000	6.375%, 10/1/2022[i]	1,857,475
	Equinix, Inc.
1,890,000	5.375%, 1/1/2022	1,937,250
	Fidelity National Information Services, Inc.
1,560,000	2.850%, 10/15/2018	1,565,508
3,190,000	3.875%, 6/5/2024	3,078,998
	First Data Corporation
1,250,000	5.375%, 8/15/2023[e]	1,256,250
	Fiserv, Inc.
3,740,000	3.850%, 6/1/2025	3,734,588
	Hewlett Packard Enterprise Company
2,490,000	2.850%, 10/5/2018[e]	2,488,611
2,500,000	3.600%, 10/15/2020[e]	2,505,737
	Qualcomm, Inc.
2,490,000	3.450%, 5/20/2025	2,388,306
	Seagate HDD Cayman
1,870,000	4.875%, 6/1/2027[e]	1,434,965
	Sensata Technologies BV
1,890,000	4.875%, 10/15/2023[e]	1,838,025

	Total	24,085,713

Transportation (3.6%)
	American Airlines Pass Through Trust
2,226,694	5.600%, 7/15/2020[e]	2,271,227
2,305,112	4.000%, 7/15/2025	2,328,163
	British Airways plc
4,192,646	4.625%, 6/20/2024[e]	4,370,833
	Burlington Northern Santa Fe, LLC
3,120,000	3.000%, 4/1/2025	2,999,783
2,500,000	4.700%, 9/1/2045	2,494,568
	Canadian Pacific Railway Company
3,130,000	2.900%, 2/1/2025	2,946,250
940,000	3.700%, 2/1/2026	925,005
2,560,000	7.125%, 10/15/2031	3,170,056
	Continental Airlines, Inc.
810,585	7.250%, 11/10/2019	913,529
1,269,214	4.000%, 10/29/2024	1,300,945
	Delta Air Lines, Inc.
1,514,086	4.950%, 5/23/2019	1,589,790
1,005,175	4.750%, 5/7/2020	1,060,460
1,870,000	4.250%, 7/30/2023	1,884,025
	ERAC USA Finance, LLC
3,450,000	5.250%, 10/1/2020[e]	3,779,979
1,915,000	4.500%, 8/16/2021[e]	2,026,239
2,000,000	3.800%, 11/1/2025[e]	1,979,070
	Navios South American Logistics, Inc.
325,000	7.250%, 5/1/2022[e]	212,875
	Penske Truck Leasing Company, LP
2,510,000	3.375%, 2/1/2022[e]	2,437,177
	United Airlines Pass Through Trust
1,590,000	3.750%, 9/3/2026	1,603,992
	United Airlines, Inc.
2,173,426	4.000%, 4/11/2026	2,222,328
	US Airways Pass Through Trust
2,894,780	3.950%, 11/15/2025	2,916,491
	Virgin Australia Holdings, Ltd.
2,101,540	5.000%, 10/23/2023[e]	2,169,840

	Total	47,602,625

U.S. Government and Agencies (5.3%)
	U.S. Treasury Bonds
4,500,000	4.375%, 5/15/2041	5,678,964
5,307,000	3.125%, 2/15/2042	5,479,684
7,500,000	3.000%, 11/15/2045	7,477,440
	U.S. Treasury Bonds, TIPS
2,670,644	0.625%, 1/15/2024	2,640,357
	U.S. Treasury Notes
1,000,000	2.875%, 3/31/2018	1,038,047
10,023,000	1.000%, 6/30/2019	9,857,390
3,130,000	1.625%, 7/31/2020	3,115,082
7,000,000	1.375%, 10/31/2020	6,876,408
4,380,000	2.000%, 7/31/2022	4,368,196
4,500,000	1.875%, 8/31/2022	4,448,147
7,000,000	1.875%, 10/31/2022	6,911,408
6,410,000	2.000%, 11/30/2022	6,374,944
4,380,000	2.500%, 2/15/2045	3,929,854
	U.S. Treasury Notes, TIPS
2,019,787	0.625%, 7/15/2021	2,033,041

	Total	70,228,962

U.S. Municipals (0.2%)
	Denver, CO City & County Airport Rev.
2,550,000	5.250%, 11/15/2022, Ser. A, AMT	2,995,969

	Total	2,995,969

Utilities (5.7%)
	Access Midstream Partners, LP
1,570,000	4.875%, 5/15/2023	1,272,744
	American Electric Power Company, Inc.
2,565,000	2.950%, 12/15/2022	2,533,543
	Arizona Public Service Company
2,880,000	8.750%, 3/1/2019	3,420,023
	Calpine Corporation
1,920,000	5.375%, 1/15/2023	1,723,200
	Cleveland Electric Illuminating Company
923,000	5.700%, 4/1/2017	956,016
	Commonwealth Edison Company
1,500,000	6.150%, 9/15/2017	1,610,391
	DCP Midstream Operating, LP
2,560,000	3.875%, 3/15/2023	1,932,372
2,550,000	5.600%, 4/1/2044	1,548,671
	DCP Midstream, LLC
1,750,000	5.850%, 5/21/2043[e]	1,338,750
	DPL, Inc.
565,000	6.500%, 10/15/2016	565,000
	Dynegy Finance I, Inc.
1,250,000	7.375%, 11/1/2022	1,087,500
	Electricite de France SA
3,200,000	5.250%, 12/29/2049[e,j]	3,008,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

181

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (89.8%)	Value
Utilities (5.7%) - continued
	Energy Transfer Equity, LP
$1,870,000	5.500%, 6/1/2027	$1,421,200
	Enterprise Products Operating, LLC
1,930,000	6.650%, 4/15/2018	2,095,598
	Exelon Corporation
3,120,000	3.950%, 6/15/2025[e]	3,115,850
	Exelon Generation Company, LLC
1,050,000	5.200%, 10/1/2019	1,131,150
2,500,000	4.000%, 10/1/2020	2,576,518
	FirstEnergy Transmission, LLC
3,830,000	4.350%, 1/15/2025[e]	3,882,375
	Great River Energy
13,090	5.829%, 7/1/2017*	13,412
	ITC Holdings Corporation
5,080,000	4.050%, 7/1/2023	5,218,862
	Kinder Morgan Energy Partners, LP
1,920,000	3.500%, 3/1/2021	1,718,164
2,550,000	5.800%, 3/1/2021	2,538,313
	MidAmerican Energy Holdings Company
4,450,000	3.750%, 11/15/2023	4,566,501
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	3,551,758
	NiSource Finance Corporation
3,200,000	5.450%, 9/15/2020	3,507,936
	Ohio Power Company
2,400,000	6.050%, 5/1/2018	2,606,986
	Oncor Electric Delivery Company, LLC
2,490,000	3.750%, 4/1/2045	2,069,519
	Pennsylvania Electric Company
3,700,000	5.200%, 4/1/2020	3,944,403
	PPL Capital Funding, Inc.
3,205,000	3.500%, 12/1/2022	3,228,775
3,190,000	3.950%, 3/15/2024	3,264,640
	Southern California Edison Company
2,585,000	6.250%, 8/1/2049[j]	2,848,024
	Xcel Energy, Inc.
2,490,000	3.300%, 6/1/2025	2,434,159

	Total	76,730,353

	Total Long-Term Fixed Income (cost $1,218,017,052)	1,199,806,799

Shares	Preferred Stock (2.3%)
Financials (2.0%)
79,875	Allstate Corporation, 5.100%	1,972,114
102,122	Citigroup, Inc., 6.6919%	2,654,151
22,500	Cobank ACB, 6.250%[e,j]	2,309,767
31,925	Countrywide Capital V, 7.000%	818,238
128,000	Discover Financial Services, 6.500%[j]	3,388,160
78,590	GMAC Capital Trust I, 8.125%	1,993,042
95,940	Goldman Sachs Group, Inc., 5.500%[j]	2,483,886
102,122	HSBC USA, Inc., 6.500%[j]	2,658,236
88,200	Morgan Stanley, 7.125%[j]	2,522,520
62,918	RBS Capital Funding Trust V, 5.900%[j]	1,544,008
63,611	RBS Capital Funding Trust VII, 6.080%[j]	1,585,822
101,500	Wells Fargo & Company, 5.850%[j]	2,651,180

	Total	26,581,124

Materials (0.2%)
76,576	CHS, Inc., 7.100%[j]	2,088,227

	Total	2,088,227

Utilities (0.1%)
50,000	Southern California Edison Company Trust IV, 5.375%[j]	1,358,000

	Total	1,358,000

	Total Preferred Stock (cost $29,018,928)	30,027,351

	Collateral Held for Securities Loaned (2.1%)
28,613,386	Thrivent Cash Management Trust	28,613,386

	Total Collateral Held for Securities Loaned (cost $28,613,386)	28,613,386

Shares or Principal Amount	Short-Term Investments (7.2%)[l]
	Federal Home Loan Bank Discount Notes
1,200,000	0.100%, 1/4/2016[m]	1,199,990
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.080%, 1/8/2016[m]	99,999
100,000	0.300%, 2/11/2016[m]	99,966
	Thrivent Cash Management Trust
94,638,205	0.220%	94,638,205
	U.S. Treasury Bills
400,000	0.190%, 1/7/2016[n]	399,987

	Total Short-Term Investments (at amortized cost)	96,438,147

	Total Investments (cost $1,426,385,522) 105.2%	$1,405,792,922

	Other Assets and Liabilities, Net (5.2%)	(69,772,489)

	Total Net Assets 100.0%	$1,336,020,433

The accompanying Notes to Financial Statements are an integral part of this schedule.

182

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2015

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Defaulted security. Interest is not being accrued.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $224,166,057 or 16.8% of total net assets.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2015.
g	All or a portion of the security is insured or guaranteed.
h	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
i	All or a portion of the security is on loan.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
k	In bankruptcy. Interest is not being accrued.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
n	At December 31, 2015, $50,998 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Income Portfolio as of December 31, 2015 was $7,537,811 or 0.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2015.

Security	Acquisition Date	Cost
American Tower Trust I, 3/15/2018	3/6/2013	$3,200,409
CAM Mortgage, LLC, 7/15/2064	6/24/2015	2,365,851
Glitnir Banki HF, 1/21/2016	5/1/2008	50,000
Great River Energy, 7/1/2017	4/13/2009	13,091
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	2,591,231

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Portfolio as of December 31, 2015:

Securities Lending Transactions

Taxable Debt Security	$27,727,136

Total lending	$27,727,136
Gross amount payable upon return of collateral for securities loaned	$28,613,386

Net amounts due to counterparty	$886,250

Definitions:

AMT	-	Subject to Alternative Minimum Tax
Rev.	-	Revenue
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

183

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Bank Loans (3.4%)[a]	Value
Basic Materials (0.1%)
	Fortescue Metals Group, Ltd., Term Loan
$1,043,290	4.250%, 6/30/2019	$770,835

	Total	770,835

Capital Goods (0.3%)
	ADS Waste Holdings, Inc., Term Loan
1,162,416	3.750%, 10/9/2019	1,123,185
	Berry Plastics Group, Inc., Term Loan
938,463	3.500%, 2/8/2020	919,055
	Silver II Borrower, Term Loan
620,291	4.000%, 12/13/2019	523,215

	Total	2,565,455

Communications Services (0.7%)
	Grande Communications Networks, LLC, Term Loan
940,897	4.500%, 5/29/2020	921,298
	Integra Telecom Holdings, Inc., Term Loan
1,182,379	5.250%, 8/14/2020	1,140,996
	LTS Buyer, LLC, Term Loan
672,750	4.000%, 4/13/2020	653,577
	NEP/NCP Holdco, Inc., Term Loan
938,667	4.250%, 1/22/2020	875,307
	NTelos, Inc., Term Loan
672,620	5.750%, 11/9/2019	665,894
	TNS, Inc., Term Loan
708,631	5.000%, 2/14/2020	696,230
	Univision Communications, Inc., Term Loan
1,181,815	4.000%, 3/1/2020	1,154,633

	Total	6,107,935

Consumer Cyclical (1.0%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
613,955	4.250%, 8/13/2021	605,514
	Ceridian HCM Holding, Inc., Term Loan
659,283	4.500%, 9/15/2020	557,918
	Chrysler Group, LLC, Term Loan
937,990	3.500%, 5/24/2017	933,947
	J.C. Penney Corporation, Inc., Term Loan
1,209,000	6.000%, 5/22/2018	1,185,727
	MGM Resorts International, Term Loan
1,015,332	3.500%, 12/20/2019	1,000,102
	Mohegan Tribal Gaming Authority, Term Loan
1,334,341	5.500%, 6/15/2018	1,302,410
	ROC Finance, LLC, Term Loan
943,287	5.000%, 6/20/2019	875,682
	Scientific Games International, Inc., Term Loan
1,215,200	6.000%, 10/18/2020	1,108,870
	Seminole Hard Rock Entertainment, Inc., Term Loan
472,875	3.500%, 5/14/2020	462,235

	Total	8,032,405

Consumer Non-Cyclical (0.4%)
	Albertson’s, Inc., Term Loan
607,778	5.500%, 3/21/2019	605,195
	JBS USA, LLC, Term Loan
606,525	3.750%, 5/25/2018	602,734
	Supervalu, Inc., Term Loan
1,876,369	4.500%, 3/21/2019	1,848,617

	Total	3,056,546

Energy (0.1%)
	Arch Coal, Inc., Term Loan
672,612	6.250%, 5/16/2018	296,138
	Offshore Group Investment, Ltd., Term Loan
472,875	0.000%, 3/28/2019[b]	94,967
	Pacific Drilling SA, Term Loan
1,184,625	4.500%, 6/3/2018	506,427

	Total	897,532

Financials (0.2%)
	Harland Clarke Holdings Corporation, Term Loan
581,855	7.000%, 5/22/2018	561,973
	WaveDivision Holdings, LLC, Term Loan
936,050	4.000%, 10/15/2019	919,669

	Total	1,481,642

Technology (0.3%)
	BMC Software, Inc., Term Loan
1,299,757	5.000%, 9/10/2020	1,066,723
	First Data Corporation, Term Loan
1,240,000	3.918%, 3/23/2018	1,222,256

	Total	2,288,979

Transportation (0.2%)
	American Airlines, Inc., Term Loan
1,350,938	3.250%, 6/27/2020	1,328,350

	Total	1,328,350

Utilities (0.1%)
	Calpine Corporation, Term Loan
235,200	4.000%, 10/31/2020	228,732
	Intergen NV, Term Loan
1,184,625	5.500%, 6/15/2020	1,067,643

	Total	1,296,375

	Total Bank Loans (cost $30,656,007)	27,826,054

The accompanying Notes to Financial Statements are an integral part of this schedule.

184

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (91.7%)	Value
Asset-Backed Securities (13.9%)
	American Homes 4 Rent
$3,211,633	1.351%, 6/17/2031[c,d]	$3,147,232
	BA Credit Card Trust
4,800,000	0.711%, 6/15/2021[d]	4,791,700
	Bayview Opportunity Master Fund Trust
2,702,506	3.228%, 7/28/2034*,e	2,697,842
	Betony CLO, Ltd.
3,425,000	1.831%, 4/15/2027*,d	3,387,875
	Capital One Multi-Asset Execution Trust
2,750,000	1.260%, 1/15/2020	2,749,201
	Chase Issuance Trust
3,700,000	1.590%, 2/18/2020	3,699,485
2,800,000	1.620%, 7/15/2020	2,790,479
	Chesapeake Funding, LLC
555,016	0.719%, 5/7/2024[c,d]	554,811
	Citibank Credit Card Issuance Trust
5,225,000	1.020%, 2/22/2019	5,212,482
	Commonbond Student Loan Trust
1,353,952	3.200%, 6/25/2032*	1,353,289
	Credit Based Asset Servicing and Securitization, LLC
1,610,788	3.546%, 12/25/2036[e]	1,158,911
	Edlinc Student Loan Funding Trust
2,081,343	3.200%, 10/1/2025*,d	2,081,890
	First Franklin Mortgage Loan Asset-Backed Certificates
215,069	5.500%, 3/25/2036*,b	2
	Ford Credit Auto Owner Trust
3,575,000	2.260%, 11/15/2025[c]	3,603,838
	GMAC Mortgage Corporation Loan Trust
596,405	0.401%, 8/25/2035[d,f]	557,952
929,565	5.750%, 10/25/2036[f]	901,930
1,871,895	0.401%, 12/25/2036[d,f]	1,642,697
	Golden Credit Card Trust
7,200,000	0.581%, 2/15/2018[c,d]	7,198,218
1,000,000	0.761%, 9/15/2018[c,d]	999,474
	GoldenTree Loan Opportunities IX, Ltd.
3,750,000	1.804%, 10/29/2026*,d	3,708,644
	Mortgage Equity Conversion Asset Trust
4,381,572	1.140%, 1/25/2042*,d	3,724,336
4,433,200	0.810%, 2/25/2042*,d	3,768,220
	Motor plc
1,258,100	0.902%, 8/25/2021[c,d]	1,257,987
	NextGear Floorplan Master Owner Trust
3,000,000	1.920%, 10/15/2019*	2,973,860
	Northstar Education Finance, Inc.
2,998,383	1.122%, 12/26/2031[c,d]	2,897,761
	OZLM VIII, Ltd.
3,760,000	1.755%, 10/17/2026*,d	3,716,914
	Race Point IX CLO, Ltd.
1,500,000	1.831%, 4/15/2027*,d	1,491,157
	Renaissance Home Equity Loan Trust
3,454,460	5.608%, 5/25/2036[e]	2,276,278
1,196,923	5.285%, 1/25/2037[e]	650,178
	Selene Non-Performing Loans, LLC
1,341,484	2.981%, 5/25/2054*,e	1,326,175
	SLM Student Loan Trust
1,823,650	0.931%, 8/15/2022[c,d]	1,818,414
1,482,712	1.081%, 10/16/2023[c,d]	1,479,538
1,616,409	0.822%, 3/25/2025[d]	1,560,144
4,345,650	0.942%, 3/25/2026[d]	4,289,858
2,700,000	1.381%, 5/17/2027[c,d]	2,678,960
	SoFi Professional Loan Program, LLC
3,058,130	2.420%, 3/25/2030[c]	3,006,697
2,742,528	2.510%, 8/25/2033[c]	2,687,817
	U.S. Residential Opportunity Fund III Trust
2,164,688	3.721%, 1/27/2035*	2,150,624
	Vericrest Opportunity Loan Transferee
2,595,344	3.500%, 6/26/2045[c,e]	2,557,442
1,203,575	3.375%, 10/26/2054[c]	1,192,099
	Volvo Financial Equipment, LLC
974,483	0.740%, 3/15/2017[c]	973,989
	Wachovia Asset Securitization, Inc.
865,897	0.562%, 7/25/2037*,d,f	739,156
	World Financial Network Credit Card Master Trust
3,000,000	0.711%, 12/15/2019[d]	3,000,120
4,000,000	0.910%, 3/16/2020	3,996,788
	World Omni Master Owner Trust
5,400,000	0.681%, 2/15/2018[c,d]	5,399,083

	Total	113,851,547

Basic Materials (0.8%)
	Albemarle Corporation
1,095,000	3.000%, 12/1/2019	1,074,038
	Freeport-McMoRan, Inc.
1,000,000	2.375%, 3/15/2018	780,000
1,500,000	3.550%, 3/1/2022	870,000
	Georgia-Pacific, LLC
2,555,000	2.539%, 11/15/2019[c]	2,540,301
	Glencore Funding, LLC
1,000,000	1.377%, 4/16/2018[c,d]	843,803
	Mosaic Company
500,000	4.250%, 11/15/2023	495,213

	Total	6,603,355

Capital Goods (0.7%)
	Lockheed Martin Corporation
1,500,000	1.850%, 11/23/2018	1,497,348
	Pentair Finance SA
1,750,000	3.625%, 9/15/2020	1,748,275
	Roper Industries, Inc.
2,250,000	1.850%, 11/15/2017	2,238,167
	Textron, Inc.
400,000	3.875%, 3/1/2025	392,192

	Total	5,875,982

Collateralized Mortgage Obligations (11.4%)
	Alm Loan Funding CLO
3,760,000	1.745%, 10/17/2026*,d	3,718,462
	American Home Mortgage Assets Trust
2,583,561	1.177%, 11/25/2046[d]	1,310,933

The accompanying Notes to Financial Statements are an integral part of this schedule.

185

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (91.7%)	Value
Collateralized Mortgage Obligations (11.4%) - continued
	Apidos CLO XVIII
$3,775,000	1.732%, 7/22/2026*,d	$3,745,143
	Babson CLO, Ltd.
3,760,000	1.707%, 10/17/2026*,d	3,703,730
	BCAP, LLC Trust
1,561,903	0.602%, 3/25/2037[d]	1,323,467
	Bear Stearns Adjustable Rate Mortgage Trust
899,259	2.660%, 10/25/2035[d]	884,139
	Birchwood Park CLO, Ltd.
3,760,000	1.761%, 7/15/2026*,d	3,719,485
	BlueMountain CLO, Ltd.
3,760,000	1.801%, 10/15/2026*,d	3,726,100
	Carlyle Global Market Strategies CLO, Ltd.
3,750,000	1.617%, 7/20/2023*,d	3,732,619
3,750,000	1.821%, 10/15/2026*,d	3,721,936
	Cent CLO 16, LP
3,760,000	1.579%, 8/1/2024*,d	3,745,307
	Cent CLO 22, Ltd.
3,750,000	1.824%, 11/7/2026*,d	3,704,974
	Countrywide Alternative Loan Trust
577,242	5.500%, 11/25/2035	570,786
622,628	5.500%, 2/25/2036	589,947
1,147,951	6.000%, 1/25/2037	1,054,983
	Countrywide Home Loans, Inc.
1,636,506	2.526%, 3/20/2036	1,409,951
1,470,493	2.560%, 9/20/2036	1,303,885
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
2,883,810	1.027%, 4/25/2047[d]	2,459,129
	Dryden 34 Senior Loan Fund CLO
3,760,000	1.751%, 10/15/2026*,d	3,718,446
	HarborView Mortgage Loan Trust
1,443,880	2.203%, 6/19/2034	1,413,304
	HomeBanc Mortgage Trust
1,431,925	2.229%, 4/25/2037	1,079,465
	Impac CMB Trust
1,554,511	0.942%, 4/25/2035[d]	1,428,384
487,679	1.062%, 8/25/2035[d]	430,541
	J.P. Morgan Alternative Loan Trust
2,292,054	2.595%, 3/25/2036	1,916,891
	J.P. Morgan Mortgage Trust
358,555	2.691%, 10/25/2036	322,625
	Madison Park Funding XIV CLO, Ltd.
4,150,000	1.767%, 7/20/2026*,d	4,109,705
	Master Asset Securitization Trust
1,364,672	0.922%, 6/25/2036[d]	779,354
	MLCC Mortgage Investors, Inc.
468,998	1.082%, 8/25/2029[d]	467,224
	Neuberger Berman CLO, Ltd.
3,000,000	1.804%, 8/4/2025*,d	2,964,947
	Octagon Investment Partners XX CLO, Ltd.
3,760,000	1.796%, 8/12/2026*,d	3,711,042
	Residential Accredit Loans, Inc.
1,215,457	3.633%, 9/25/2035	1,007,470
	Sequoia Mortgage Trust
2,705,626	1.269%, 9/20/2034[d]	2,606,413
	Structured Adjustable Rate Mortgage Loan Trust
29,376	2.761%, 12/25/2034	28,693
	Symphony CLO VIII, Ltd.
3,678,677	1.419%, 1/9/2023*,d	3,664,863
	Voya CLO 3, Ltd.
3,760,000	1.740%, 7/25/2026*,d	3,718,584
	Wachovia Mortgage Loan Trust, LLC
1,163,225	2.913%, 5/20/2036	1,020,080
	WaMu Mortgage Pass Through Certificates
779,538	0.712%, 10/25/2045[d]	718,011
2,440,204	1.137%, 10/25/2046[d]	1,923,538
2,409,302	1.063%, 12/25/2046[d]	1,854,309
2,526,677	0.997%, 1/25/2047[d]	2,037,807
	Washington Mutual Mortgage Pass Through Certificates
1,854,783	1.177%, 9/25/2046[d]	1,237,794
3,203,792	1.007%, 2/25/2047[d]	2,296,468
	Wells Fargo Commercial Mortgage Trust
3,575,000	2.632%, 5/15/2048	3,601,546
	Wells Fargo Mortgage Backed Securities Trust
1,105,568	2.763%, 3/25/2036	1,097,976
787,544	2.801%, 3/25/2036	763,913

	Total	94,344,369

Commercial Mortgage-Backed Securities (5.2%)
	Bear Stearns Commercial Mortgage Securities, Inc.
1,671,612	5.331%, 2/11/2044	1,718,602
	Citigroup Commercial Mortgage Trust
1,250,000	5.710%, 12/10/2049	1,291,708
	Citigroup/Deutsche Bank Commercial Mortgage Trust
2,678,723	5.322%, 12/11/2049	2,723,815
	Commercial Mortgage Pass-Through Certificates
5,000,000	1.326%, 6/8/2030[c,d]	4,993,928
1,386,563	5.306%, 12/10/2046	1,411,265
	Credit Suisse First Boston Mortgage Securities
4,460,000	5.542%, 1/15/2049	4,560,084
	Credit Suisse Mortgage Capital Certificates
3,153,978	5.467%, 9/15/2039	3,187,304
	Federal National Mortgage Association
1,855,813	1.272%, 1/25/2017	1,855,884
	GS Mortgage Securities Trust
2,956,266	2.999%, 8/10/2044	2,971,085
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
4,500,000	1.281%, 12/15/2028[c,d]	4,499,806
6,193,844	5.429%, 12/12/2043	6,297,658
	Morgan Stanley Capital, Inc.
2,500,000	5.406%, 3/15/2044	2,566,153
	SCG Trust
3,150,000	1.731%, 11/15/2026[c,d]	3,159,943

The accompanying Notes to Financial Statements are an integral part of this schedule.

186

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (91.7%)	Value
Commercial Mortgage-Backed Securities (5.2%) - continued
	Wachovia Bank Commercial Mortgage Trust
$1,756,124	5.765%, 7/15/2045	$1,753,937

	Total	42,991,172

Communications Services (3.0%)
	America Movil SAB de CV
3,000,000	1.502%, 9/12/2016[d]	2,999,961
	American Tower Corporation
2,200,000	3.450%, 9/15/2021	2,210,784
	AT&T, Inc.
1,735,000	1.533%, 6/30/2020[d]	1,722,595
	CCO Safari II, LLC
1,397,000	3.579%, 7/23/2020[c]	1,388,631
1,397,000	4.464%, 7/23/2022[c]	1,392,124
	Crown Castle Towers, LLC
1,650,000	4.174%, 8/15/2017[c]	1,687,179
	DIRECTV Holdings, LLC
1,125,000	1.750%, 1/15/2018	1,120,526
	Moody’s Corporation
1,250,000	2.750%, 7/15/2019	1,260,583
	NBC Universal Enterprise, Inc.
2,250,000	1.662%, 4/15/2018[c]	2,250,605
	SES Global Americas Holdings GP
1,375,000	2.500%, 3/25/2019[c]	1,356,015
	Verizon Communications, Inc.
1,650,000	2.042%, 9/15/2016[d]	1,660,103
1,000,000	0.877%, 6/9/2017[d]	995,787
2,580,000	1.296%, 6/17/2019[d]	2,562,505
1,825,000	3.000%, 11/1/2021	1,819,870

	Total	24,427,268

Consumer Cyclical (1.0%)
	CVS Health Corporation
1,065,000	2.250%, 8/12/2019	1,063,599
	Daimler Finance North America, LLC
2,500,000	1.044%, 8/3/2017[c,d]	2,497,080
	Home Depot, Inc.
825,000	0.882%, 9/15/2017[d]	826,215
2,100,000	4.400%, 4/1/2021	2,312,562
	Ralph Lauren Corporation
275,000	2.625%, 8/18/2020	277,619
	Yale University
1,550,000	2.086%, 4/15/2019	1,563,142

	Total	8,540,217

Consumer Non-Cyclical (6.4%)
	Actavis Funding SCS
2,435,000	1.757%, 3/12/2020[d]	2,443,698
	Altria Group, Inc.
500,000	2.850%, 8/9/2022	487,440
	Amgen, Inc.
1,675,000	2.125%, 5/1/2020	1,652,158
	BAT International Finance plc
2,335,000	1.022%, 6/15/2018[c,d]	2,331,834
	Bayer U.S. Finance, LLC
1,250,000	2.375%, 10/8/2019[c]	1,250,785
	Boston Scientific Corporation
2,045,000	6.000%, 1/15/2020	2,270,790
	Bunge Limited Finance Corporation
1,135,000	3.500%, 11/24/2020	1,128,681
	Cardinal Health, Inc.
1,275,000	1.950%, 6/15/2018	1,271,680
	Celgene Corporation
1,270,000	3.550%, 8/15/2022	1,282,346
	Church & Dwight Company, Inc.
1,440,000	2.450%, 12/15/2019	1,432,480
	Edwards Lifesciences Corporation
1,500,000	2.875%, 10/15/2018	1,517,403
	EMD Finance, LLC
2,470,000	0.876%, 3/17/2017[c,d]	2,462,427
	Forest Laboratories, Inc.
2,750,000	4.375%, 2/1/2019[c]	2,880,834
	Gilead Sciences, Inc.
1,300,000	2.550%, 9/1/2020	1,299,506
1,300,000	3.250%, 9/1/2022	1,309,008
	Howard Hughes Medical Institute
1,500,000	3.500%, 9/1/2023	1,557,792
	Imperial Tobacco Finance plc
1,750,000	3.750%, 7/21/2022[c]	1,757,005
	Japan Tobacco, Inc.
2,500,000	2.100%, 7/23/2018[c]	2,498,025
	JM Smucker Company
1,540,000	2.500%, 3/15/2020	1,529,031
	Laboratory Corporation of America Holdings
1,705,000	2.625%, 2/1/2020	1,683,266
	Mead Johnson Nutrition Company
1,150,000	3.000%, 11/15/2020	1,149,653
	Merck & Company, Inc.
1,825,000	0.716%, 2/10/2020[d]	1,813,795
	Mondelez International, Inc.
1,858,000	0.849%, 2/1/2019[d]	1,825,362
	Mylan NV
1,580,000	3.750%, 12/15/2020[c]	1,581,656
	PepsiCo, Inc.
1,300,000	1.850%, 4/30/2020	1,285,090
	Reynolds American, Inc.
1,020,000	3.250%, 6/12/2020	1,036,629
	SABMiller Holdings, Inc.
2,500,000	2.450%, 1/15/2017[c]	2,519,257
	Unilever Capital Corporation
2,600,000	2.200%, 3/6/2019	2,638,691
3,650,000	2.100%, 7/30/2020[g]	3,634,451
	Zoetis, Inc.
1,175,000	3.450%, 11/13/2020	1,176,369

	Total	52,707,142

Energy (2.7%)
	Cameron International Corporation
1,575,000	1.400%, 6/15/2017	1,552,663
	Chevron Corporation
3,000,000	1.718%, 6/24/2018	2,984,676
	CNPC General Capital, Ltd.
1,000,000	2.750%, 5/14/2019[c]	998,390
	DCP Midstream Operating, LP
1,650,000	2.700%, 4/1/2019	1,336,649
	Enable Midstream Partners, LP
1,250,000	2.400%, 5/15/2019	1,110,593

The accompanying Notes to Financial Statements are an integral part of this schedule.

187

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (91.7%)	Value
Energy (2.7%) - continued
	Enbridge, Inc.
$1,700,000	0.866%, 6/2/2017[d]	$1,665,019
	Exxon Mobil Corporation
1,785,000	0.822%, 3/6/2022[d]	1,754,348
	Marathon Petroleum Corporation
1,500,000	3.400%, 12/15/2020	1,473,126
	Noble Holding International, Ltd.
1,650,000	4.000%, 3/16/2018	1,494,106
	Petroleos Mexicanos
2,075,750	2.378%, 4/15/2025	2,072,302
	Pioneer Natural Resources Company
1,114,000	3.450%, 1/15/2021	1,028,615
	Schlumberger Holdings Corporation
1,500,000	3.000%, 12/21/2020[c]	1,480,622
	Shell International Finance BV
1,735,000	0.806%, 5/11/2020[d]	1,709,587
	Sunoco Logistics Partners Operations, LP
1,860,000	4.400%, 4/1/2021	1,802,472

	Total	22,463,168

Financials (18.5%)
	ABN AMRO Bank NV
2,040,000	2.450%, 6/4/2020[c]	2,022,480
	Aflac, Inc.
2,100,000	2.400%, 3/16/2020	2,111,086
	American Express Credit Corporation
2,580,000	1.083%, 3/18/2019[d]	2,549,879
850,000	1.552%, 9/14/2020[d]	857,254
	American International Group, Inc.
1,430,000	2.300%, 7/16/2019	1,417,891
	American Tower Trust I
1,650,000	1.551%, 3/15/2018*	1,611,271
	Ares Capital Corporation
1,400,000	3.875%, 1/15/2020[g]	1,421,262
	Aviation Capital Group Corporation
1,350,000	3.875%, 9/27/2016[c]	1,360,125
	Bank of America Corporation
1,800,000	1.700%, 8/25/2017	1,794,854
2,000,000	1.656%, 3/22/2018[d]	2,006,416
2,200,000	1.196%, 4/1/2019[d]	2,190,309
1,100,000	4.000%, 1/22/2025	1,076,821
1,100,000	6.100%, 12/29/2049[h]	1,115,125
	Bank of America NA
2,000,000	5.300%, 3/15/2017	2,080,550
	Bank of New York Mellon Corporation
675,000	4.500%, 12/31/2049[h]	617,625
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
1,445,000	2.850%, 9/8/2021[c]	1,439,269
	BB&T Corporation
1,520,000	1.036%, 1/15/2020[d]	1,506,876
	Bear Stearns Companies, LLC
2,500,000	6.400%, 10/2/2017	2,692,317
	Caisse Centrale Desjardins du Quebec
2,155,000	0.989%, 1/29/2018[c,d]	2,150,787
	Citigroup, Inc.
1,840,000	1.088%, 4/8/2019[d]	1,827,725
	CNA Financial Corporation
3,000,000	5.875%, 8/15/2020	3,324,861
	CoBank ACB
1,965,000	1.112%, 6/15/2022*,d	1,859,694
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
800,000	4.625%, 12/1/2023	833,716
	Credit Agricole SA
1,650,000	1.121%, 4/15/2019[c,d]	1,640,597
1,800,000	1.457%, 6/10/2020[c,d]	1,796,137
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[c]	1,616,250
990,000	7.500%, 12/11/2049[c,h]	1,039,334
	Discover Financial Services
2,750,000	2.600%, 11/13/2018	2,747,803
	DRB Prime Student Loan Trust
2,628,269	2.322%, 10/27/2031*,d	2,658,346
	Fifth Third Bancorp
1,440,000	2.875%, 10/1/2021	1,434,201
	Goldman Sachs Group, Inc.
1,915,000	1.462%, 11/15/2018[d]	1,922,777
2,160,000	1.476%, 4/23/2020[d]	2,163,199
1,375,000	2.012%, 11/29/2023[d]	1,387,203
1,950,000	5.375%, 12/29/2049[h]	1,937,813
	HCP, Inc.
1,330,000	4.000%, 12/1/2022	1,323,851
	HSBC Holdings plc
1,375,000	6.375%, 12/29/2049[h]	1,373,281
	HSBC USA, Inc.
1,905,000	0.893%, 6/23/2017[d]	1,888,891
	ING Bank NV
2,750,000	1.334%, 8/17/2020[c,d]	2,758,841
	ING Capital Funding Trust III
1,000,000	4.207%, 12/29/2049[d,h]	997,500
	ING Groep NV
1,650,000	6.000%, 12/31/2045[g,h]	1,650,000
	Intesa Sanpaolo SPA
1,500,000	5.017%, 6/26/2024[c]	1,475,774
	J.P. Morgan Chase & Company
4,000,000	1.220%, 1/25/2018[d]	4,008,228
1,750,000	2.250%, 1/23/2020	1,721,617
1,750,000	3.875%, 9/10/2024	1,740,802
1,450,000	7.900%, 4/29/2049[h]	1,476,100
	Japan Bank for International Cooperation
4,000,000	1.750%, 7/31/2018	3,991,056
	KeyBank NA
2,750,000	0.934%, 6/1/2018[d]	2,743,406
	Kilroy Realty, LP
750,000	3.800%, 1/15/2023	743,123
	Lloyds Bank plc
2,475,000	1.038%, 3/16/2018[d]	2,461,902
	Lloyds Banking Group plc
350,000	4.582%, 12/10/2025[c]	350,853
	Metropolitan Life Global Funding I
3,250,000	3.650%, 6/14/2018[c]	3,383,042
	Mizuho Financial Group Cayman 3, Ltd.
825,000	4.600%, 3/27/2024[c]	849,253
	Morgan Stanley
2,155,000	1.463%, 1/27/2020[d]	2,159,605
1,750,000	5.000%, 11/24/2025	1,857,709
1,000,000	5.450%, 12/29/2049[h]	976,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

188

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (91.7%)	Value
Financials (18.5%) - continued
$1,100,000	5.550%, 12/29/2049[h]	$1,100,000
	New York Life Global Funding
600,000	1.550%, 11/2/2018[c]	595,113
	Peachtree Corners Funding Trust
1,375,000	3.976%, 2/15/2025[c]	1,365,071
	Prudential Financial, Inc.
1,430,000	2.350%, 8/15/2019	1,423,233
	Realty Income Corporation
1,500,000	2.000%, 1/31/2018	1,500,857
	Reliance Standard Life Global Funding II
1,740,000	2.500%, 4/24/2019[c]	1,733,160
	Royal Bank of Scotland Group plc
2,205,000	1.543%, 3/31/2017[d]	2,200,702
	Simon Property Group, LP
1,635,000	2.500%, 9/1/2020	1,636,262
	Skandinaviska Enskilda Banken AB
2,500,000	1.375%, 5/29/2018[c]	2,472,205
	SLM Corporation
700,000	4.625%, 9/25/2017	689,500
	Stadshypotek AB
2,000,000	1.875%, 10/2/2019[c]	1,972,044
	Standard Chartered plc
1,225,000	3.950%, 1/11/2023[c]	1,178,448
	State Street Corporation
2,499,000	1.264%, 8/18/2020[d]	2,499,260
	Sumitomo Mitsui Banking Corporation
2,555,000	0.897%, 1/16/2018[d]	2,546,231
	Sumitomo Mitsui Financial Group, Inc.
1,800,000	4.436%, 4/2/2024[c]	1,849,246
	Svensk Exportkredit AB
3,500,000	0.616%, 1/23/2017[d]	3,503,861
	Svenska Handelsbanken AB
750,000	1.016%, 6/17/2019[d]	743,132
	Swedbank AB
1,750,000	1.750%, 3/12/2018[c]	1,740,044
	Synchrony Financial
1,520,000	3.000%, 8/15/2019	1,517,890
1,440,000	1.564%, 2/3/2020[d]	1,417,249
	Toronto-Dominion Bank
1,500,000	1.432%, 12/14/2020[d]	1,499,649
	UBS AG
2,750,000	1.303%, 3/26/2018[d]	2,744,910
	USB Group Funding Jersey, Ltd.
2,250,000	2.034%, 9/24/2020[c,d]	2,258,078
	USB Realty Corporation
1,495,000	1.468%, 12/29/2049[c,d,h]	1,345,500
	Voya Financial, Inc.
1,500,000	2.900%, 2/15/2018	1,516,215
500,000	5.650%, 5/15/2053	492,500
	Wells Fargo & Company
2,155,000	1.002%, 1/30/2020[d]	2,134,926
925,000	3.450%, 2/13/2023	927,179
1,100,000	4.100%, 6/3/2026	1,110,333
1,100,000	5.875%, 12/31/2049[h]	1,157,750
	Westpac Banking Corporation
2,500,000	1.250%, 12/15/2017[c]	2,478,123
	XLIT, Ltd.
1,100,000	4.450%, 3/31/2025	1,077,178

	Total	152,568,786

Foreign Government (0.9%)
	Bahama Government International Bond
275,000	5.750%, 1/16/2024[c]	287,375
	Costa Rica Government International Bond
1,650,000	4.250%, 1/26/2023[c]	1,443,750
	Export-Import Bank of Korea
2,130,000	2.250%, 1/21/2020	2,097,307
	Kommunalbanken AS
3,500,000	1.500%, 10/22/2019[c]	3,457,006
	Mexico Government International Bond
325,000	3.500%, 1/21/2021	329,875
	Poland Government International Bond
125,000	4.000%, 1/22/2024	131,500

	Total	7,746,813

Mortgage-Backed Securities (3.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,000,000	3.000%, 1/1/2031[i]	3,091,421
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
559,913	6.500%, 9/1/2037	637,660
3,000,000	4.000%, 1/1/2046[i]	3,169,160
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,932,780	2.250%, 6/25/2025	2,977,125
8,350,000	3.500%, 1/1/2030[i]	8,744,345
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
770,093	5.559%, 9/1/2037[d]	816,954
419,215	5.196%, 10/1/2037[d]	429,115
3,541,297	2.069%, 1/1/2043[d]	3,627,836
5,923,074	1.728%, 7/1/2043[d]	6,022,372

	Total	29,515,988

Technology (2.0%)
	Amphenol Corporation
1,409,000	2.550%, 1/30/2019	1,409,245
	Apple, Inc.
3,050,000	0.637%, 5/6/2019[d]	3,035,061
1,735,000	0.659%, 5/6/2020[d]	1,721,922
	Automatic Data Processing, Inc.
1,000,000	2.250%, 9/15/2020	1,003,787
	Cisco Systems, Inc.
2,335,000	0.914%, 3/1/2019[d]	2,332,906
	Hewlett Packard Enterprise Company
2,800,000	2.249%, 10/5/2018[c,d]	2,807,350
	Intel Corporation
905,000	3.100%, 7/29/2022	922,840

The accompanying Notes to Financial Statements are an integral part of this schedule.

189

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2015

Principal Amount	Long-Term Fixed Income (91.7%)	Value
Technology (2.0%) - continued
	Oracle Corporation
$1,675,000	2.500%, 5/15/2022	$1,644,034
	Texas Instruments, Inc.
1,300,000	1.750%, 5/1/2020	1,266,330

	Total	16,143,475

Transportation (1.7%)
	Air Canada Pass Through Trust
1,490,000	3.875%, 3/15/2023[c]	1,445,300
	American Airlines Pass Through Trust
1,353,480	5.600%, 7/15/2020[c]	1,380,550
1,301,744	4.950%, 1/15/2023	1,373,340
1,054,984	3.700%, 5/1/2023	1,031,247
	British Airways plc
1,403,788	4.625%, 6/20/2024[c]	1,463,449
	Continental Airlines, Inc.
2,850,098	4.150%, 4/11/2024	2,924,200
	Delta Air Lines, Inc.
743,126	4.750%, 5/7/2020	783,998
	J.B. Hunt Transport Services, Inc.
1,450,000	3.300%, 8/15/2022	1,436,013
	TTX Company
800,000	4.125%, 10/1/2023*	834,240
	Virgin Australia Holdings, Ltd.
1,359,388	5.000%, 10/23/2023[c]	1,403,568

	Total	14,075,905

U.S. Government and Agencies (17.3%)
	Federal Home Loan Mortgage Corporation
500,000	1.250%, 8/1/2019	494,439
	Federal National Mortgage Association
4,000,000	1.875%, 12/28/2020[g]	3,997,832
	NCUA Guaranteed Notes
2,817,970	2.900%, 10/29/2020	2,811,094
1,535,210	0.637%, 12/7/2020[d]	1,531,157
	U.S. Treasury Bonds
8,000,000	5.375%, 2/15/2031	10,848,440
2,200,000	3.000%, 5/15/2042	2,213,578
	U.S. Treasury Bonds, TIPS
19,285,570	0.125%, 4/15/2019	19,172,325
	U.S. Treasury Notes
12,350,000	1.500%, 10/31/2019	12,311,406
52,570,000	1.875%, 6/30/2020	52,937,570
10,150,000	2.125%, 6/30/2022	10,202,333
2,565,000	1.625%, 8/15/2022	2,498,369
8,300,000	3.625%, 2/15/2044	9,336,853
	U.S. Treasury Notes, TIPS
8,012,655	0.125%, 1/15/2022	7,764,655
7,032,548	0.125%, 1/15/2023	6,742,730

	Total	142,862,781

Utilities (2.6%)
	Ameren Corporation
1,175,000	2.700%, 11/15/2020	1,170,526
	Berkshire Hathaway Energy Company
1,550,000	2.400%, 2/1/2020	1,535,542
	DTE Energy Company
730,000	2.400%, 12/1/2019	726,902
	Electricite de France SA
1,500,000	5.250%, 12/29/2049[c,h]	1,410,000
	Eversource Energy
1,560,000	1.600%, 1/15/2018	1,543,520
1,250,000	1.450%, 5/1/2018	1,229,607
	Exelon Corporation
1,650,000	2.850%, 6/15/2020	1,640,979
	Exelon Generation Company, LLC
1,385,000	2.950%, 1/15/2020	1,380,020
	National Rural Utilities Cooperative Finance Corporation
1,150,000	4.750%, 4/30/2043	1,134,360
	Pacific Gas & Electric Company
250,000	5.625%, 11/30/2017	267,230
	PG&E Corporation
1,500,000	2.400%, 3/1/2019	1,496,801
	Public Service Electric And Gas Company
2,570,000	1.800%, 6/1/2019	2,543,539
	Sempra Energy
2,425,000	2.300%, 4/1/2017	2,439,101
1,765,000	2.400%, 3/15/2020	1,729,859
	Southern California Edison Company
1,040,000	2.400%, 2/1/2022	1,019,841

	Total	21,267,827

	Total Long-Term Fixed Income (cost $769,511,286)	755,985,795

Shares	Preferred Stock (0.7%)	Value
Financials (0.6%)
66,000	Citigroup, Inc., 6.6919%	1,715,340
8,125	Farm Credit Bank of Texas, 6.750%[c,h]	846,016
66,000	HSBC Holdings plc, 8.000%[h]	1,720,620

	Total	4,281,976

Utilities (0.1%)
36,000	Southern California Edison Company Trust IV, 5.375%[h]	977,760

	Total	977,760

	Total Preferred Stock (cost $5,184,100)	5,259,736

Shares	Collateral Held for Securities Loaned (1.3%)	Value
11,023,000	Thrivent Cash Management Trust	11,023,000

	Total Collateral Held for Securities Loaned (cost $11,023,000)	11,023,000

Shares or Principal Amount	Short-Term Investments (5.7%)[j]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
200,000	0.060%, 1/5/2016	199,999
1,100,000	0.100%, 1/8/2016[k]	1,099,979
600,000	0.200%, 2/17/2016[k]	599,843

The accompanying Notes to Financial Statements are an integral part of this schedule.

190

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2015

Shares or Principal Amount	Short-Term Investments (5.7%)j	Value
	Thrivent Cash Management Trust
44,769,481	0.220%	$44,769,481

	Total Short-Term Investments (at amortized cost)	46,669,302

	Total Investments (cost $863,043,695) 102.8%	$846,763,887

	Other Assets and Liabilities, Net (2.8%)	(22,867,294)

	Total Net Assets 100.0%	$823,896,593

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Defaulted security. Interest is not being accrued.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2015, the value of these investments was $144,637,748 or 17.6% of total net assets.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2015.
e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2015.
f	All or a portion of the security is insured or guaranteed.
g	All or a portion of the security is on loan.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	Denotes investments purchased on a when-issued or delayed delivery basis.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Portfolio as of December 31, 2015 was $95,488,878 or 11.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2015.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$3,758,120
American Tower Trust I, 3/15/2018	3/6/2013	1,650,000
Apidos CLO XVIII, 7/22/2026	6/25/2014	3,765,563
Babson CLO, Ltd., 10/17/2026	8/15/2014	3,758,120
Bayview Opportunity Master Fund Trust, 7/28/2034	6/27/2014	2,699,803
Betony CLO, Ltd., 4/15/2027	2/25/2015	3,425,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	3,760,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	3,756,203

Security	Acquisition Date	Cost
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	$3,750,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	3,750,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	3,760,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	3,750,000
CoBank ACB, 6/15/2022	10/18/2013	1,899,494
Commonbond Student Loan Trust, 6/25/2032	6/17/2015	1,353,608
DRB Prime Student Loan Trust, 10/27/2031	9/23/2015	2,628,270
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	3,760,000
Edlinc Student Loan Funding Trust, 10/1/2025	11/29/2012	2,096,894
First Franklin Mortgage Loan Asset-Backed Certificates, 3/25/2036	4/19/2006	214,738
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	3,746,250
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	4,145,020
Mortgage Equity Conversion Asset Trust, 2/25/2042	2/14/2007	4,433,200
Mortgage Equity Conversion Asset Trust, 1/25/2042	1/18/2007	4,381,572
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	3,000,000
NextGear Floorplan Master Owner Trust, 10/15/2019	11/3/2014	2,999,466
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	3,760,000
OZLM VIII, Ltd., 10/17/2026	8/7/2014	3,738,568
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	1,500,000
Selene Non-Performing Loans, LLC, 5/25/2054	5/23/2014	1,341,484
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	3,678,677
TTX Company, 10/1/2023	9/19/2013	799,992
U.S. Residential Opportunity Fund III Trust, 1/27/2035	2/6/2015	2,164,688
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	3,754,360
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	865,897

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Portfolio as of December 31, 2015:

Securities Lending Transactions

Taxable Debt Security	$10,703,545

Total lending	$10,703,545
Gross amount payable upon return of collateral for securities loaned	$11,023,000

Net amounts due to counterparty	$319,455

Definitions:

CLO	-	Collateralized Loan Obligation
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

191

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

Item 10.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 11.	Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 26, 2016	THRIVENT SERIES FUND, INC.

	By:	/s/ David S. Royal
David S. Royal
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 26, 2016	By:	/s/ David S. Royal
David S. Royal
President

Date: February 26, 2016	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer